UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant   ☒

Filed by party other than the registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

GOLDEN MATRIX GROUP, INC.
(Name of Registrant as Specified in Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED JANUARY 24, 2024 — SUBJECT TO

COMPLETION

Golden Matrix Group, Inc.

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

January [●], 2024

Dear Fellow Stockholder,

I am pleased to invite you to attend the special meeting of Stockholders of Golden Matrix Group, Inc., a Nevada corporation (“Golden Matrix”, “GMGI”, “we”, “us” or the “Company”) to be held (subject to any postponement(s) or adjournment(s) thereof (the “Special Meeting”)):

Date:	[________], [__________], 2024
Time:	10:00 a.m. Pacific Time
Virtual Meeting Site:	https://agm.issuerdirect.com/gmgi

At the Special Meeting, you will be asked to approve (1) for the purposes of Nasdaq Listing Rules 5635(a) and (b), the terms of, and issuance of shares of common stock in connection with, that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 (as amended by that certain First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023, and entered into on September 27, 2023 and that certain Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated and effective January 22, 2024, and as further amended from time to time, the “Purchase Agreement”) by and between the Company, as purchaser and Aleksandar Milovanović, Zoran Milošević and Snežana Božović, owners of the Meridian Companies (collectively, the “Sellers”), the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridian Companies”), including the shares of Company common stock issuable upon conversion of certain shares of Series C Voting Preferred Stock issuable in connection therewith and any shares of common stock issuable in connection with the indemnification obligations set forth in the Purchase Agreement, pursuant to which the Company will acquire the Meridian Companies (the “Purchase Agreement Proposal”); (2) on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, the Purchase; (3) for the purposes of complying with the applicable listing rules of Nasdaq, to consider and vote upon a proposal to approve the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain offerings after the date of the Special Meeting (the “Nasdaq Proposal”); (4) the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company (the “Declassification Proposal”); (5) the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act) (the “Control Share Act Opt Out Proposal”); (6) the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company (the “Stockholder Bylaws Amendment Proposal”); (7) the adoption of a Certificate of Amendment to our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares (the “Authorized Shares Increase Proposal”); (8) the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan; and (9) an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Agreement Proposal or Nasdaq Proposal (the “Adjournment Proposal”).

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  As used herein, “Purchase” means the acquisitions and related transactions contemplated by the Purchase Agreement. The Board of Directors of Golden Matrix has unanimously approved the Purchase Agreement and the transactions contemplated thereby.

We are soliciting proxies for use at the Special Meeting of Golden Matrix’s stockholders to consider and vote upon the nine (9) proposals discussed above. Our Board of Directors unanimously recommends that you vote “FOR” each of the proposals discussed above.

A complete list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote your shares by, telephone, fax, over the Internet or by signing and returning the enclosed proxy card, as soon as possible to make sure that your shares of common stock of Golden Matrix are represented at the Special Meeting.

You will not be able to attend the Special Meeting physically. The Special Meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the Special Meeting via the Internet by logging in at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive), with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the Special Meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the Special Meeting with your Request ID. Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about [●], 2024, to our stockholders of record as of the close of business on [●], 2024. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Special Meeting.

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The Notice of Special Meeting and Proxy Statement, is also available at https://www.iproxydirect.com/gmgi. Stockholders may also request a copy of the Proxy Statement by contacting our main office at (702) 318-7548.

The accompanying Proxy Statement provides you with detailed information about the proposed Purchase, the Special Meeting and the other business to be considered by Golden Matrix’s stockholders. We encourage you to read the entire Proxy Statement, the Purchase Agreement and the other Annexes attached to the Proxy Statement, carefully. You may also obtain more information about Golden Matrix from documents we have filed with the Commission, certain of which are incorporated by reference in the Proxy Statement as disclosed therein.

On behalf of the Board of Directors of Golden Matrix, we would like to thank you for being a stockholder and express our appreciation for your ongoing support and continued interest in Golden Matrix. We are excited about the opportunities the Purchase will bring to our stockholders.

Very truly yours,

Anthony Brian Goodman

Chief Executive Officer and Chairman

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Proxy Statement. Any representation to the contrary is a criminal offense.

The accompanying Proxy Statement is dated January [●], 2024, and is first being made available to Golden Matrix stockholders on or about January [●], 2024.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Special Meeting of Stockholders to Be Held on [__________], 2024.

Our Proxy Statement is available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/GMGI (please note this link is case sensitive). Stockholders may also vote prior to the meeting at www.iproxydirect.com/gmgi (please note this link is case sensitive).

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Golden Matrix Group, Inc.

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of Golden Matrix Group, Inc. (“Golden Matrix”, “we”, “us” or the “Company”), which will be held on [●], [●], 2024 at [●].M. [______] time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the Special Meeting. The Special Meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, below.

A Proxy Statement for the Special Meeting is below.

You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

1. The Purchase Agreement Proposal – to consider and vote upon a proposal to approve, for the purposes of Nasdaq Listing Rules 5635(a) and (b), the terms of, and the issuance of shares of common stock in connection with, that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 (as amended by that certain First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 and that certain Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated and effective January 22, 2024, and entered into on September 27, 2023, and as further amended from time to time, the “Purchase Agreement”) by and between the Company, as purchaser and Aleksandar Milovanović, Zoran Milošević and Snežana Božović, owners of the Meridian Companies (collectively, the “Sellers”), the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridian Companies”), including the shares of Company common stock issuable upon conversion of certain shares of Series C Voting Preferred Stock issued in connection therewith and any shares of common stock issuable in connection with the indemnification obligations set forth in the Purchase Agreement, pursuant to which the Company will acquire the Meridian Companies (Proposal No. 1);

2. The Compensation Proposal – to consider and vote upon, on a non-binding, advisory basis, the contingent compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers after the Purchase (Proposal No. 2);

3. The Nasdaq Proposal – to consider and vote upon a proposal to approve, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain offerings after the date of the Special Meeting (Proposal No. 3);

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4. The Declassification Proposal – to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company (the “Declassification of the Board”) (Proposal No. 4);

5. The Control Share Act Opt Out Proposal – to consider and vote upon the (the Nevada Control Share Act)(the “Control Share Act Opt Out”)(Proposal No. 5);

6. The Stockholder Bylaws Amendment Proposal – to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company (the “Stockholder Bylaws Amendment Right”) (Proposal No. 6);

7. The Authorized Shares Increase Proposal – to consider and vote upon the adoption of a Certificate of Amendment to our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares (Proposal No. 7);

8. The Equity Plan Proposal – to consider and vote upon the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan (Proposal No. 8); and

9. The Adjournment Proposal – to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Purchase Agreement Proposal or Nasdaq Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Purchase Agreement Proposal or Nasdaq Proposal (Proposal No. 9).

After careful consideration, the Board of Directors of Golden Matrix unanimously determined that the Purchase Agreement and the transactions contemplated thereby, are in the best interests of Golden Matrix and its stockholders, approved the Purchase Agreement and the transactions contemplated thereby, including, but not limited to the issuance of shares of common stock in connection therewith, and recommends that you vote “FOR” the approval, for the purposes of Nasdaq Listing Rules 5635(a) and (b), of the issuance of shares of common stock in connection of the Purchase Agreement and the transactions contemplated therein, subject to the conditions set forth in the Purchase Agreement; that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, consummation of the Purchase Agreement; and that you vote “FOR” the approval of the Nasdaq Proposal, Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal, Equity Plan Proposal, and Authorized Shares Increase Proposal and “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Agreement Proposal or Nasdaq Proposal.

The Board of Directors’ approval of the Purchase Agreement is not conditioned on the approval of any of the other proposals above. Nevertheless, the Sellers’ obligation to complete the Purchase Agreement and consummate the Purchase is conditioned, among other conditions precedent, on the approval at this Special Meeting, or a subsequent meeting of stockholders held after Closing, of several of the proposals discussed above (e.g., Proposals No. 1, 4, 5, and 6).

More information about Golden Matrix, the Sellers, the Meridian Companies and the proposed transactions contemplated in the Purchase Agreement and related agreements, as well as the other proposals set forth above, are contained in the accompanying Proxy Statement. Golden Matrix urges you to read the accompanying Proxy Statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 47.

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We do not expect to transact any other business at the Special Meeting, except as described herein. Only holders of record of shares of Golden Matrix’s common stock and Series B Voting Preferred Stock at the close of business on [●], 2024, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, 36,615,932 shares of our common stock were outstanding, which each vote one voting share and 1,000 shares of Series B Voting Preferred Stock were outstanding, which each vote 7,500 voting shares, and as such, a total of 44,115,932 voting shares are eligible to be voted at the Special Meeting. Other than our common stock and our Series B Voting Preferred Stock, we have no other voting securities currently outstanding. Everyone attending the Special Meeting will be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in the accompanying Proxy Statement.

Your vote is very important. Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities; and pursuant to Nasdaq Listing Rule 5625(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company. Although The Nasdaq Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), The Nasdaq Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control. As part of the Purchase, Golden Matrix will be issuing up to 87,141,857 shares of common stock, 1,000 shares of Series C Voting Preferred Stock (which vote an aggregate of 7,500,000 voting shares and are convertible into 1,000 shares of common stock) to the Sellers (assuming all post-closing shares are issued) and certain additional shares of common stock which may be issuable to satisfy indemnification obligations in the future, as discussed below under “The Purchase—Indemnification of Parties to the Purchase Agreement” and “The Purchase—Agreements Related to the Purchase—The Purchase Agreement—Indemnification”), representing 70.4% of the total number of outstanding shares of Golden Matrix’s common stock following the closing of the Purchase Agreement (based on the total current outstanding shares of common stock and including the 1,000 shares of common stock issuable upon conversion of the Series C Voting Preferred Stock shares), approximately 241.0% of Golden Matrix’s current shares of outstanding common stock, and 68.2% of Golden Matrix’s post-transaction voting shares, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. As the number of shares of common stock issuable to the Sellers pursuant to the terms of the Purchase Agreement will exceed 20% of the Company’s outstanding voting shares, 20% of the Company’s outstanding common stock shares and will be deemed a change of control of the Company, we are required to obtain stockholder approval for the Purchase Agreement and the transactions contemplated therein, pursuant to applicable Nasdaq rules and requirements (“Stockholder Approval”). We are therefore seeking the approval of the Purchase Agreement, and the issuance of shares of common stock pursuant to the terms of the Purchase Agreement and the transactions contemplated therein, including the issuance of shares of common stock upon conversion of the Series C Voting Preferred Stock to be issued by Golden Matrix to the Sellers, by adopting a resolution as described in the accompanying Proxy Statement under “Proposal No. 1: The Purchase Agreement Proposal—Stockholder Approval of the Purchase Agreement”.

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Proposal Nos. 1, 2, 3, 8 and 9 each require the affirmative vote of a majority of the votes cast on such proposals, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. Proposals 4, 5, 6, and 7 require the affirmative vote of stockholders holding a majority of our outstanding voting shares eligible to be voted at the Special Meeting except for Proposal 4, which requires both the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). No individual proposal is contingent on any other proposal set forth above, except that (i) if the Purchase Proposal is not approved, the Declassification Proposal will have no effect, and the Board will not move forward with the filing of the amendment to the Articles of Incorporation to affect the Declassification of the Board with the Secretary of State of Nevada, even if approved by our stockholders; and (ii) the Sellers’ obligation to complete the Purchase Agreement and consummate the Purchase is conditioned, among other conditions precedent, on the approval at this Special Meeting of the Purchase, and either at this Special Meeting, or a subsequent stockholders meeting, of the Declassification Proposal, Control Share Act Opt Out Proposal, and Stockholder Bylaws Amendment Proposal.

All stockholders of Golden Matrix are cordially invited to attend the Special Meeting in person, virtually. However, even if you plan to attend the Special Meeting in person, virtually, we request that you complete, date, sign and return the enclosed proxy card in the postage-paid envelope or vote your shares by telephone, fax or through the Internet as set forth on the Proxy Card or the Notice of Internet Availability of Proxy Materials, as promptly as possible prior to the Special Meeting to ensure that your shares of Golden Matrix’s common stock and/or preferred stock will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, all of your shares will be voted “FOR” Proposals Nos. 1 through 9. If you fail to return your proxy card as instructed on the enclosed proxy card or fail to submit your proxy by telephone, fax or through the Internet and do not vote at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have no effect with respect to the vote on Nos. 1, 2, 3, 8 and 9 (the Purchase Agreement Proposal, Compensation Proposal, Nasdaq Proposal, Equity Plan Proposal, and Adjournment Proposal), except to the extent that such non-vote prohibits the Company from obtaining a quorum for the Special Meeting, and will have the effect of a vote against Proposals 4, 5, 6 and 7 (the Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal and the Authorized Shares Increase Proposal), which require the affirmative vote of stockholders holding a majority of our outstanding voting shares eligible to be voted at the Special Meeting except for Proposal 4, which requires the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). If you do attend the Special Meeting and wish to vote, you may withdraw your proxy and vote via the Special Meeting web interface.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about January [●], 2024 to our stockholders of record as of the close of business on January [●], 2024. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement or elect to receive your proxy statement over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Special Meeting.

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The enclosed Proxy Statement which is first being made available to stockholders on or about [●], 2024, is also available at https://www.iproxydirect.com/gmgi (please note this link is case sensitive). The accompanying Proxy Statement provides you with detailed information about the Purchase Agreement and the transactions contemplated therein and the other proposals and business to be considered by you at the Special Meeting. We encourage you to read the accompanying Proxy Statement and its annexes (which are incorporated by reference therein) carefully and in their entirety. If you have any questions concerning the Purchase, any of the other proposals described herein, the Special Meeting or the accompanying Proxy Statement, would like additional copies of the accompanying Proxy Statement or additional proxy cards, please contact:

Anthony Brian Goodman, Chief Executive Officer

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

Email: brian@goldenmatrix.com

By Order of the Board of Directors,

Anthony Brian Goodman

Director

[●], 2024

IMPORTANT: If you hold shares of common stock of Golden Matrix through an account with a broker, dealer, bank or other nominee please follow the instructions you receive from them to vote your shares.

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Golden Matrix Group, Inc.

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

PROXY STATEMENT FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

Golden Matrix Group, Inc. (“Golden Matrix”, “we”, “us” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, on or about January [●], 2024, in connection with the solicitation of proxies by the Board of Directors of Golden Matrix (the “Board of Directors” or the “Board”) for the special meeting of Golden Matrix’s stockholders and any adjournment or postponement thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be held on [●], [●], 2024 at [●].M. [______] time (subject to any postponement(s) or adjournment(s) thereof), virtually via live audio webcast at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, below.

The Board of Directors encourages you to read this Proxy Statement and its annexes (which are incorporated by reference herein) carefully and, in their entirety, and to take the opportunity to submit a proxy to vote your shares on the matters to be decided at the Special Meeting.

Only holders of record of shares of Golden Matrix’s common stock and Series B Voting Preferred Stock at the close of business on January [●], 2024, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, 36,615,932 shares of our common stock were outstanding, which each vote one voting share, and 1,000 shares of our Series B Voting Preferred Stock were outstanding, each voting 7,500 voting shares on all stockholder matters, and as such, a total of 44,115,932 voting shares are eligible to be voted at the Special Meeting. Other than our common stock and our Series B Voting Preferred Stock, we have no other voting securities currently outstanding.

If you have any questions concerning the Special Meeting or this Proxy Statement, or would like additional copies of the Proxy Statement or additional proxy cards, please contact:

Anthony Brian Goodman, Chief Executive Officer

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

Telephone: (702) 318-7548

Email: brian@goldenmatrix.com

The date of this Proxy Statement is January [●], 2024.

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ABOUT THIS PROXY STATEMENT

This Proxy Statement constitutes a Proxy Statement under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

You should rely only on the information contained in this Proxy Statement. No one has been authorized to provide you with information that is different from the information contained in, or incorporated by reference into, this Proxy Statement. This Proxy Statement is dated January [●], 2024. You should not assume that the information contained in, or incorporated by reference into, this Proxy Statement is accurate as of any date other than that date (or, in the case of incorporated documents, their respective dates). Our mailing of this Proxy Statement and/or the notice of internet availability of this Proxy Statement to the Golden Matrix stockholders will not create any implication to the contrary.

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Confidential Voting	30
Voting Results	30
Solicitation of Proxies	30
Company Mailing Address	30

QUESTIONS AND ANSWERS ABOUT THE PURCHASE AND THE SPECIAL MEETING	30

Continued Service with Combined Company	39
Other	39

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	44

MARKET PRICE AND DIVIDEND INFORMATION	45

Golden Matrix	45
The Meridian Companies	46

RISK FACTORS	47

Risks Relating to the Purchase	49
Risk Factors Related to the Meridian Companies and the Combined Company	63
Other Risk Factors of Golden Matrix	86

PROPOSAL NO. 1: THE PURCHASE AGREEMENT PROPOSAL	86

General	86
Stockholder Approval of the Purchase Agreement	87
Required Vote; Recommendation of the Board of Directors	87

PROPOSAL NO. 2: THE COMPENSATION PROPOSAL	88

General	88
Reasons for the Proposal	88
Required Vote; Recommendation of the Board of Directors	89

PROPOSAL NO. 3: APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK IN CONNECTION WITH CERTAIN OFFERINGS	89

Overview	89
Reasons for the Proposal	91
Required Vote; Recommendation of the Board of Directors	92

PROPOSAL NO. 4: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO AFFECT A DECLASSIFICATION OF THE BOARD	92

Overview	92
Reasons for the Amendments	93
Effective Time and Implementation of the Declassification Amendment	93
Required Vote; Recommendation of the Board of Directors	93

PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO OPT OUT OF NEVADA REVISED STATUTES SECTIONS 78.378 TO 78.3793 (THE NEVADA CONTROL SHARE ACT)	94

Overview	94
Reasons for the Amendments	94
Effective Time and Implementation of the Control Share Act Opt Out Amendment	95
Required Vote; Recommendation of the Board of Directors	95

PROPOSAL NO. 6: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO ALLOW OUR STOCKHOLDERS TO MAKE, AMEND, ALTER OR REPEAL THE BYLAWS	96

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Overview	96
Reasons for the Amendments	96
Effective Time and Implementation of the Stockholder Bylaws Amendment	97
Required Vote; Recommendation of the Board of Directors	97

PROPOSAL NO. 7: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO INCREASE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM TWO HUNDRED AND FIFTY MILLION (250,000,000) SHARES TO THREE HUNDRED MILLION (300,000,000) SHARES	97

Overview	97
Reasons for the Amendment	98
Effective Time and Implementation of the Authorized Shares Increase Amendment	99
Required Vote; Recommendation of the Board of Directors	99

PROPOSAL NO. 8: ADOPTION OF THE GOLDEN MATRIX GROUP, INC. 2023 EQUITY INCENTIVE PLAN	99

General Information	99
Why We Are Asking Our Stockholders to Approve the 2023 Plan	99
General Information About The 2023 Plan	99
Shares Available Under the 2023 Plan; Evergreen Provision	100
Administration	100
Eligibility	101
Limit on Non-Employee Director Compensation	101
Option Terms	101
Restricted Stock Unit Awards	103
Restricted Stock Awards	103
Stock Appreciation Rights	103
Performance Awards	103
Other Stock Awards	104
Tax Withholding Adjustments	104
Changes to Capital Structure	104
Corporate Transactions	105
Change in Control	105
Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights	105
Duration; Termination of the 2023 Plan	105
Federal Income Tax Consequences	105
Awards planned under the 2023 Plan	107
Required Vote; Recommendation of the Board of Directors	107

PROPOSAL NO. 9: THE ADJOURNMENT PROPOSAL	107

General	107
Required Vote; Recommendation of the Board of Directors	107

INFORMATION ABOUT THE MERIDIAN COMPANIES	108

Contact Information	108
Status of development efforts for new or enhanced products, trends in market demand and competitive conditions	111
Resources Material to the Meridian Companies’ Business	112
Intellectual Property	112
Governmental Regulations	113
The Extent to Which the Business Is or May Be Seasonal	114
Meridian Companies and Subsidiaries	115
Competition	115
Dependence on One or a Few Major Customers	116
Properties	117

xiii

xiv

Post-Closing Obligations; Rights	182
Requirement to update schedules	186
Set-Off Rights	186
Acceleration of Post-Closing Payments	187
Ancillary Agreements	187
Indemnification	187
Public Announcements	189
Disputes	189
Proxy Statement, Stockholders Meeting and Requirement for Golden Matrix Stockholder Approval	189
Efforts to Obtain Nasdaq Approval; and Continued Listing	190
Conditions to the Completion of the Purchase	190
Mutual Conditions to Closing	190
Golden Matrix’s Conditions to Closing	192
Seller’s Conditions to Closing	193
Closing Deliverables	193
Termination of the Purchase Agreement	195
Third-Party Beneficiaries	197
Amendment and Waiver	197
Specific Performance	197
Fees and Expenses	197
Governing Law	198
Assignment	198
Changes to the Original Purchase Agreement Affected by the Amendment and Restated Thereof, and First Amendment and Second Amendment to Amended and Restated Purchase Agreement	198
Series C Voting Preferred Stock	203
Promissory Notes	204
Nominating and Voting Agreement	205
Day-to-Day Management Agreement	206

MANAGEMENT FOLLOWING THE PURCHASE	207

Executive Officers and Directors of the Combined Company Following the Purchase	207
Executive Officers	208
Directors	210
Classes of Directors; Independence	211
Controlled Company	212
Terms of Officers	212
Committees of the Board of Directors	212
Audit Committee	212
Compensation Committee	213
Nominating and Governance Committee	214
Board Leadership	215
Family Relationships	215
Arrangements between Officers and Directors	215
Other Directorships	216
Involvement in Certain Legal Proceedings	216

PRINCIPAL STOCKHOLDERS OF THE COMPANY	217

Current Principal Stockholders of the Company	219
Change of Control	219

PRINCIPAL STOCKHOLDERS OF COMBINED COMPANY	213

FINANCIAL INFORMATION	222

Financial Statements of Golden Matrix	222
Unaudited U.S. GAAP Pro Forma Consolidated Financial Statements	222

xv

Annex A	—

Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers

Annex B	—

First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, as sellers and Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated January 22, 2024, by and between Golden Matrix Group, Inc., as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus

Annex C	—	Form of Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock
Annex D	—	Form of Promissory Note
Annex E	—	Form of Voting Agreement
Annex F	—	Form of Day-to-Day Management Agreement
Annex G	—	Form of Certificate of Amendment to Amend the Amended and Restated Articles of Incorporation of the Company in Connection with the Declassification Proposal
Annex H	—	Form of Certificate of Amendment to Amend the Amended and Restated Articles of Incorporation of the Company in Connection with the Control Share Act Opt Out Proposal
Annex I	—	Form of Certificate of Amendment to Amend the Amended and Restated Articles of Incorporation of the Company in Connection with the Stockholder Bylaws Amendment Proposal
Annex J		Form of Certificate of Amendment to Amend the Amended and Restated Articles of Incorporation of the Company in Connection with the Authorized Share Increase Proposal
Annex K	—	Golden Matrix Group, Inc. 2023 Equity Incentive Plan
Annex L	—	Opinion of Rockport Valuation LLC

xvi

ABOUT THIS DOCUMENT

Golden Matrix Group, Inc., which we refer to herein as the “Company,” “Golden Matrix,”, “GMGI”, “we,” “our,” or “us,” is providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at our Special Meeting of stockholders to be held on [●], [●], 2024, at [●].M.  [___________] time at [___________], subject to any postponement(s) or adjournment(s) thereof. This Proxy Statement and the enclosed proxy card is first being made available to Golden Matrix stockholders on or about January [●], 2024.

You should rely only on the information contained in or incorporated by reference into this Proxy Statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this Proxy Statement. This Proxy Statement is dated January [●], 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this Proxy Statement is accurate as of any date other than the date of such incorporated document. The mailing of this Proxy Statement to our stockholders will not create any implication to the contrary.

This Proxy Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

WEBSITE LINKS

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

REFERENCES TO ADDITIONAL INFORMATION

You may request a copy of this Proxy Statement from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation

One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603

(919) 481-4000, or 1-866-752-VOTE (8683)

For additional details about where you can find information about Golden Matrix, please see the section titled “Where You Can Find More Information; Incorporation of Information by Reference” in this Proxy Statement.

SUMMARY OF TERMS OF THE PURCHASE

This summary highlights selected information from this Proxy Statement. It may not contain all of the information that is important to you with respect to the Purchase Agreement and the transactions contemplated therein, or any other proposal or matter described in this Proxy Statement. We urge you to carefully read this Proxy Statement, as well as the documents attached to this Proxy Statement, to fully understand the Purchase Agreement Proposal and the other proposals set forth therein. In particular, you should read the Purchase Agreement, the First Amendment and Second Amendment, the Form of Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock, the Form of Promissory Note, the Form of Voting Agreement and Form of Day-to-Day Management Agreement, which are described elsewhere in this Proxy Statement and which are attached hereto as Annexes A, B, C, D, E and F to this Proxy Statement, respectively.

1

In this Proxy Statement, references to:

(i)	“2023 Equity Plan” mean the Golden Matrix Group, Inc. 2023 Equity Incentive Plan in the form of Annex K hereto;

(ii)

“Adjournment Proposal” means the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Agreement Proposal and/or Nasdaq Proposal, to approve such proposals;

(iii)	“Amended and Restated Articles of Incorporation” mean the Amended and Restated Articles of Incorporation of the Company, as amended from time to time;

(iv)

“Authorized Shares Increase Amendment” means the amendment to the Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares;

(v)

“Authorized Shares Increase Proposal” means the proposal to consider and vote upon the adoption of a Certificate of Amendment to our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares;

(vi)

“Automatic Closing Date Extension” means the automatic extension of the then Required Closing Date by up to 45 days, in the event that the Sellers reject the Company’s proposed reallocation of up to $20 million of the Meridian Company’s cash on hand at Closing to satisfy, on a dollar-for-dollar basis, the amount of cash consideration due by the Company at Closing. In the event of an Automatic Closing Date Extension, the then Required Closing Date will be automatically adjusted up to the date which falls 45 days after the date the Company expected the Closing to occur, in the event the Sellers accepted the Company’s proposed reallocation of the Meridian Companies’ cash on hand, in the event such date falls after the then Required Closing Date;

(vii)	“Board” or the “Board of Directors” refer to the Board of Directors of Golden Matrix;

(viii)

“Break-Fee” means that, to the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent, despite the parties’ best efforts to avoid such a requirement, each of the Company and Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith;

(ix)

“Classified Board” means the requirements set forth in the current Articles of Incorporation of Golden Matrix, as amended, which provides that our Board be divided into three classes, each Director to be appointed to serve for a three year term, and until their respective successors are duly elected and qualified;

(x)	“Closing” means the purchase by Golden Matrix of 100% of each of the Meridian Companies;

2

(xi)	“Closing Date” means the date that the Closing occurs;

(xii)	“Closing Shares” means 82,141,857 restricted shares of the Company’s common stock agreed to be issued to the Sellers at the Closing;

(xiii)	“Combined company” means Golden Matrix following the Closing and the acquisition of the Meridian Companies;

(xiv)

“Compensation Proposal” means the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, the Purchase;

(xv)

“Control Share Act Opt Out Amendment” means the Certificate of Amendment to be filed with the Secretary of State of Nevada assuming approval of the Control Share Act Opt out Proposal in the form of Annex H hereto;

(xvi)

“Control Share Act Opt Out Proposal” means the proposal to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act);

(xvii)

“Declassification Amendment” means the Certificate of Amendment to be filed with the Secretary of State of Nevada assuming approval of the Declassification Proposal (and subject to approval of the Purchase Proposal), in the form of Annex G hereto;

(xviii)

“Declassification Proposal” means the proposal to consider and vote upon the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company;

(xix)	“Effective Time” means 12:01 a.m., Las Vegas, Nevada time on the first day of the month in which Closing occurs;

(xx)	“Equity Plan Proposal” means the proposal to adopt the 2023 Equity Plan;

(xxi)	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

(xxii)	“IFRS” means International Financial Reporting Standards;

(xxiii)

“First Amendment” means that certain First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023, and entered into on September 27, 2023, by and between Golden Matrix and the Sellers;

(xxiv)	“GAAP” or “US GAAP” means United States generally accepted accounting principles;

(xxv)	“Golden Matrix,” the “Company,” “we,” “our,” or “us” refer to Golden Matrix Group, Inc. and its subsidiaries (unless the context requires otherwise);

(xxvi)

“Management Agreement” means that certain Day-to-Day Management Agreement between Zoran Milošević and Golden Matrix, as may be amended or revised from time to time, a form of which is attached hereto as Annex F;

3

(xxvii)

“Meridian Companies” means Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus, each to be acquired by Golden Matrix pursuant to the Purchase;

(xxviii)	“Meridian Cyprus” means, Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus.

(xxix)	“Meridian Malta” means, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta.

(xxx)

“Meridian Montenegro” means, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro.

(xxxi)	“Meridian Serbia” means Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia;

(xxxii)	“Nasdaq” means the Nasdaq Capital Market;

(xxxiii)

“Nasdaq Proposal” means the proposal to consider and approve of, for the purposes of complying with the applicable listing rules of Nasdaq, the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain offerings after the date of the Special Meeting;

(xxxiv)

“Offering Securities” means a maximum of $30,000,000 in equity, convertible equity (including preferred stock (including dividends thereon)), or debt, sold by the Company, with or without warrant coverage, in one or more transactions, resulting in the potential issuance of up to 20,000,000 shares of common stock (and/or other securities convertible into or exercisable for up to 20,000,000 shares of common stock), to be sold at an initial purchase price, or effective purchase price per share of underlying common stock, equal to no more than a 20% effective discount to the closing price of the Company’s common stock on the Nasdaq Capital Market, at the time the binding agreement relating thereto is entered into, subject to a potential variable or default provision which may result in the adjustment of the conversion rate/price thereof, provided that such adjustment will not result in a decrease of the conversion price/rate of such Offering Securities in an amount equal to more than a 85% discount from the closing price of the Company’s common stock at the time the binding agreement relating thereto is entered into, to be completed, if at all, within three months following the Special Meeting;

4

(xxxv)

“Offering Shares” means the potential issuance of up to a maximum of 20,000,000 shares of common stock (or other securities convertible into or exercisable for up to 20,000,000 shares of common stock) of the Company, including convertible equity (including preferred stock (including dividends thereon)), or debt, sold by the Company, in one or more transactions, with or without warrant coverage;

(xxxvi)	“Post-Closing Contingent Consideration” means $5,000,000 in cash and the Post-Closing Contingent Shares;

(xxxvii)

“Post-Closing Contingent Shares” means 5,000,000 restricted shares of Company common stock required to be issued to the Sellers, within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

(xxxviii)

“Post-Closing Equity Awards” means $3 million in restricted stock units which Golden Matrix has agreed to issue to employees of the Meridian Companies (and their subsidiaries) within 30 days following the Closing in order to incentive such employees to continue to provide services to such entities following the Closing;

(xxxix)	“Post-Closing Non-Contingent Consideration” means $10,000,000 in cash payable 12 months after the date of the Closing and $10,000,000 in cash payable 18 months after the date of the Closing;

(xl)	“Potential Offerings” means one or more private or registered direct offerings of gross proceeds of up to a maximum of $30,000,000 of Offering Securities;

(xli)	“Preferred Conversion Shares” means the 1,000 shares of common stock of Golden Matrix issuable upon conversion of the Series C Preferred Stock;

(xlii)

“Promissory Notes” mean those certain three Promissory Notes, issuable to the Sellers at the Closing, evidencing $15,000,000 of the amount owed by Golden Matrix to the Sellers pursuant to the Purchase Agreement, in the form of Annex D;

(xliii)	“Purchase” or “Purchase Transactions” mean the acquisition of the Meridian Companies contemplated by the Purchase Agreement and the other terms of the Purchase Agreement;

(xliv)

“Purchase Agreement” means that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, between Golden Matrix and the Sellers, as amended by the First Amendment, and as further amended from time to time;

(xlv)

“Purchase Agreement Proposal” means the proposal to approve the Purchase Agreement and the terms thereof and exhibits thereto, including the shares of Company common stock issuable in connection therewith, pursuant to which the Company will acquire the Meridian Companies;

(xlvi)

“Purchase Price” means an agreed upon value of $331,428,571, which is made up of the Closing Cash Consideration, Closing Shares, the Promissory Notes, the Series C Preferred Stock, the Contingent Post-Closing Consideration, and the Non-Contingent Post-Closing Consideration;

(xlvii)	“Required Amendments to the Articles” means the Declassification Amendment, Control Share Act Opt Out Amendment and the Stockholder Bylaws Amendment;

(xlviii)	“Required Closing Date” means June 30, 2024, unless such date is extended with the mutual consent of Golden Matrix and the Sellers and subject to an Automatic Closing Date Extension;

5

(xlix)

“Required Financing” means up to $30,000,000 in funding raised by, or attempted to be raised by, Golden Matrix, in order to fund the cash purchase price payable to the Sellers in connection with the Purchase;

(l)	“Rockport” means Rockport Valuation LLC;

(li)	“SEC” or the “Commission” refers to the Securities and Exchange Commission;

(lii)

“Second Amendment” means that certain Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated and effective January 22, 2024, by and between Golden Matrix and the Sellers;

(liii)	“Securities Act” refers to the Securities Act of 1933, as amended;

(liv)	“Sellers” means collectively, Aleksandar Milovanović, Zoran Milošević and Snežana Božović, owners of the Meridian Companies;

(lv)

“Series C Designation” means the Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock in substantially the form of Annex C;

(lvi)

“Series C Preferred Stock” means the 1,000 shares of Series C Voting Preferred Stock of Golden Matrix, with such rights, preferences and privileges as are set forth in the Series C Designation, which are required to be issued to the Sellers at the Closing;

(lvii)

“Stockholder Bylaws Amendment” means the Certificate of Amendment to be filed with the Secretary of State of Nevada assuming approval of the Stockholder Bylaws Amendment Proposal in the form of Annex H hereto;

(lviii)

“Stockholder Bylaws Amendment Proposal” means the proposal to consider and vote upon the adoption of a Certificate of Amendment to amend to our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company;

(lvix)

“Transaction Documents” means the Purchase Agreement, the transfer instruments entered into at Closing, the Promissory Notes, the Voting Agreement, the Management Agreement, the Required Amendments to the Articles, certain confirmations and certifications, and other certificates, instruments, or agreements contemplated by the Purchase Agreement to which Golden Matrix or the Sellers are a party; and

(lvx)

“Voting Agreement” means that certain Nominating and Voting Agreement between Golden Matrix, Anthony Brian Goodman, Luxor Capital LLC, and each of the Sellers, as may be amended or revised from time to time, a form of which is attached hereto as Annex E.

6

Overview of the Purchase

On January 11, 2023, we entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Aleksandar Milovanović, Zoran Milošević (“Milošević”) and Snežana Božović (collectively, the “Sellers”), the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “Meridian Companies”).

Subsequent to the parties’ entry into the Original Purchase Agreement, the parties continued to discuss the consideration payable by the Company to the Sellers, the breakdown between cash and equity of such consideration, the timing for the payment of such consideration, and the number of closings, and after such discussions, the parties determined to amend and restate the Original Purchase Agreement, to adjust such consideration breakdown, the timing of payments in connection therewith, the number of closings, to extend certain required deadlines set forth in the Original Purchase Agreement, and make various other changes to the Original Agreement.

In connection therewith, on June 28, 2023, we entered into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 with the Sellers, and on September 27, 2023, we entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023, with the Sellers (the “First Amendment”, and the Amended and Restated Sale and Purchase Agreement of Share Capital, as amended from time to time, including by the First Amendment, the “Purchase Agreement”), the terms of which are discussed herein.

On January 22, 2024, the Company and the Sellers entered into a Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital which extended the required closing date to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension).

The Meridian Companies operate online sports betting, online casino, and gaming operations and are currently licensed and operating in more than 15 jurisdictions across Europe, Africa and Central and South America.

Pursuant to the Purchase Agreement, the Sellers agreed to sell us 100% of the outstanding capital stock of each of the Meridian Companies in consideration for (a) a cash payment of $30 million, due at the closing of the acquisition, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 restricted shares of the Company’s common stock (the “Closing Shares”), with an agreed upon value of $3.00 per share, due at the closing of the acquisition; (c) 1,000 shares of a to be designated series of Series C preferred stock of the Company, discussed in greater detail below (the “Series C Voting Preferred Stock”), due at the closing of the acquisition; (d) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock (the “Post-Closing Contingent Shares”), due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith (the “Contingent Post-Closing Consideration”); (e) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing (the “Non-Contingent Post-Closing Consideration”); and (f) promissory notes in the amount of $15,000,000 (the “Promissory Notes”), due 24 months after the Closing. The Closing Shares, Series C Voting Preferred Stock, and Post-Closing Contingent Shares, are collectively defined herein as the “Purchase Shares”.

7

The Closing is required to occur prior to prior to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties, subject to an Automatic Closing Date Extension, as discussed below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

The Purchase Agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Golden Matrix common stock or Series C Voting Preferred Stock that the Sellers will be entitled to receive for changes in the market price of Golden Matrix common stock. Accordingly, the market value of the shares of Golden Matrix common stock issued pursuant to the Purchase Agreement will depend on the market value of the shares of Golden Matrix common stock at the time the Purchase Agreement closes, and could vary significantly from the market value on the date the Purchase Agreement was entered into and/or the date of this Proxy Statement.

To the extent that any term sheet, letter of intent or other agreement or understanding relating to up to $30,000,000 in financing raised by, or attempted to be raised by, Golden Matrix, for the purpose of paying the cash payable to the Sellers at the Closing (the “Required Financing”) includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of the Company and Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith, as discussed in greater detail below under “Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement”.

The Closing contemplated by the Purchase Agreement is expected to occur in the second calendar quarter of 2024, subject to satisfaction of customary closing conditions, including approval of the transactions contemplated by the Purchase Agreement, and the issuance of the shares of common stock issuable pursuant to the terms of the Purchase Agreement, by the stockholders of the Company at the Special Meeting.

The conditions to the closing of the Purchase Agreement may not be met, and such Closing may not ultimately occur on the terms set forth in the Purchase Agreement, if at all.

Upon closing of the transactions, the Sellers will collectively own approximately 70.4% of the Company’s then outstanding shares of common stock, and 68.2% of the Company’s then outstanding voting shares, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”, and will effectively control the Company, and as such, the Purchase will result in a change of control of the Company.

The Purchase Agreement requires that the Company designate shares of Series C Voting Preferred Stock prior to the Closing, which shares of Series C Voting Preferred Stock will have the rights, preferences, and privileges set forth in the Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Voting Preferred Stock, attached hereto as Annex C (the “Series C Designation”).

One of the rights of the holders of the Series C Voting Preferred Stock will be the right, for so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, voting separately, to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees, see “Agreements Related to the Purchase—Series C Voting Preferred Stock— Voting Rights”.

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In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, as well as two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees nominated to the Board by the independent Nominating and Corporate Governance Committee, which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”. Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

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A copy of the Purchase Agreement is attached as Annex A, a copy of the First Amendment and Second Amendment is attached as Annex B, a copy of the Series C Designation is attached as Annex C, a copy of the form of Promissory Note is attached as Annex D, a copy of the Form of Voting Agreement is attached as Annex E, and a copy of the Form of Day-to-Day Management Agreement is attached as Annex F, to this Proxy Statement. Golden Matrix encourages you to read such Purchase Agreement, Series C Designation and form of Promissory Note in their entirety because they are the principal documents governing the Purchase. For more information on the Purchase Agreement, Series C Designation and Promissory Note, see the sections of this Proxy Statement titled “Agreements Related to the Purchase—Series C Voting Preferred Stock”, “Agreements Related to the Purchase—Promissory Notes”, “Agreements Related to the Purchase—Nominating and Voting Agreement”, and “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

For more information about the Purchase itself and the Meridian Companies to be acquired pursuant to the Purchase, see “The Purchase” and “Information about the Meridian Companies”.

Parties to the Purchase

Golden Matrix Group, Inc.

The Company was incorporated in the State of Nevada on June 4, 2008 and is based in Las Vegas, Nevada. Golden Matrix is an established business-to-business (B2B) and business-to-consumer (B2C) gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and also a B2C division, through its wholly-owned subsidiary, RKingsCompetitions Ltd, a private limited company formed under the laws of Northern Ireland (“RKings”), which operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. Golden Matrix’s sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Golden Matrix’s principal executive offices are located at 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103, and its telephone number is (702) 318-7548. More information about Golden Matrix Group, Inc. can be found at https://goldenmatrix.com. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement, and you should not consider information on our website to be part of this Proxy Statement. Golden Matrix’s common stock is listed on the Nasdaq Capital Market under the trading symbol “GMGI.”

Meridian Companies

The Meridian Companies are a well-established brand and operator in the sports betting and gaming industry, spanning across 15 markets in Europe, Central and South America, and Africa. The companies employ approximately 1,200 personnel, operating both online (mobile and web) and via around 700 Meridian Company-owned or franchised betting shops, with a primary focus (in those shops) on sports betting, online casino games, and virtual games. Of those 700 shops, approximately 250 are owned by the Meridian Companies (and their subsidiaries) and approximately 450 shops are owned by franchisees. This is complemented by a variety of slot machines and online casino, eSports, fixed odds games, and other entertainment options, contingent on the regulatory parameters of the specific jurisdictions. While sports betting is a primary focus, Meridian’s online casino revenue has grown significantly over the past couple of years.

The Meridian Companies’ principal executive offices are located at Bulevar Mihajla Pupina 10 b, Belgrade, Serbia, and their telephone number is +381 113015309. The Meridian Companies are private companies.

* * * * *

For more information see “The Purchase—Parties to the Purchase”.

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Reasons for the Purchase

The Board of Directors considered a number of factors before deciding to enter into the Purchase Agreement, including, among other factors, the benefits to current Company stockholders, and the terms and conditions of the Purchase Agreement. For additional information, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase”.

Activities of Golden Matrix Following the Purchase

Following the completion of the Purchase, we plan to focus on growing the combined company business and to seek further accretive acquisitions that we believe will bring additional revenues and profitability.

Following the completion of the Purchase, Golden Matrix will continue to be a public company. The Purchase will have no effect on the attributes of shares of Golden Matrix’s common stock or Series B Preferred Stock held by Golden Matrix’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the shares of common stock and Series C Voting Preferred Stock issuable to the Sellers in connection therewith, as discussed in greater detail herein.

In the event the Purchase is not consummated, Golden Matrix plans to seek out alternative accretive business acquisitions that we believe will add revenues and profitability, and work to continue the growth of our core businesses.

Recommendation of the Board of Directors and its Reasons for the Purchase

The Board of Directors unanimously determined that the Purchase Agreement and the transactions contemplated thereby, including the Purchase, are in the best interests of Golden Matrix and its stockholders, approved the Purchase Agreement and the transactions contemplated thereby, including the Purchase, and recommends that you vote:

1. “FOR” approval of the terms of the Purchase Agreement, including the shares of Company common stock, Series C Voting Preferred Stock, Preferred Conversion Shares and the Indemnification Shares (discussed below under “The Purchase—Agreements Related to the Purchase—The Purchase Agreement—Indemnification”), issuable in connection therewith, pursuant to which the Company will acquire the Meridian Companies (Proposal No. 1);

2. “FOR” the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, the Purchase, on a non-binding, advisory basis (Proposal No. 2);

3. “FOR” the approval, for purposes of complying with applicable Nasdaq listing rules of the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain offerings after the date of the Special Meeting (Proposal No. 3);

4. “FOR” the approval of the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company (Proposal No. 4);

5. “FOR” the approval of the adoption of a Certificate of Amendment to amend our Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act) (Proposal No. 5);

6. “FOR” the approval of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company (Proposal No. 6);

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7. “FOR” the approval of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares (Proposal No. 7);

8. “FOR” the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan (Proposal No. 8); and

9. “FOR” approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Purchase Agreement Proposal or Nasdaq Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Purchase Agreement Proposal or Nasdaq Proposal (Proposal No. 9).

The proposals described above are collectively referred to herein as the “Proposals”.

For a discussion of factors that the Board of Directors considered in deciding to recommend the approval of the Purchase Agreement Proposal, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase”.

Opinion of Rockport Valuation LLC—Financial Advisor to the Board

In July 2023, the Board retained Rockport Valuation LLC (“Rockport”) to act as the Board’s financial advisor in connection with the proposed Purchase, including providing the Board with (i) financial advice and assistance in connection with the Purchase and (ii) an opinion, from a financial point of view, as to the fairness of the Purchase. At a meeting of the Board held on September 22, 2023, Rockport rendered its opinion, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the analysis undertaken as set forth in its opinion, the consideration to be paid by the Company pursuant to the Purchase Agreement was fair, from a financial point of view, to the Company, as more fully described in the section of this Proxy Statement entitled “The Purchase—Opinion of Rockport Valuation LLC—Financial Advisor to the Board”.

The full text of the written opinion of Rockport, dated as of September 22, 2023, is attached hereto as Annex L. Rockport’s opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the analysis undertaken by Rockport in rendering its opinion. The Company encourages you to read Rockport’s opinion carefully and in its entirety. Rockport’s opinion was directed to the Board (in its capacity as such) and addresses only the fairness, from a financial point of view, of the consideration to be paid by the Company pursuant to the Purchase Agreement. It does not address the relative merits of the transaction contemplated by the Purchase Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Purchase or the terms of the Purchase Agreement or the documents referred to therein. Rockport’s opinion does not constitute a recommendation as to how any Company stockholder should vote on the Purchase or any matter related thereto.

For additional information, see the section titled “The Purchase—Opinion of Rockport Valuation LLC—Financial Advisor to the Board”.

Conditions to the Completion of the Purchase

We expect to complete the Purchase as soon as possible following the approval of the Purchase Proposal at the Special Meeting, and most likely early in the first quarter of 2024. The parties’ obligations to effect the Purchase are subject to the satisfaction or, to the extent permitted, waiver, of various conditions, including, among others, the following:

(a) no order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated by the Purchase Agreement;

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(b) there shall not be any applicable law in effect that makes the consummation of the transactions contemplated by the Purchase Agreement illegal or any order from any governmental entity in effect preventing the consummation of the transactions contemplated by the Purchase Agreement;

(c) each party to the Purchase Agreement shall have conducted due diligence on the other parties, which requirement has been met to date;

(d) each of the representations and warranties of Golden Matrix and the Sellers contained in the Purchase Agreement, subject to certain materiality qualifiers shall be true and correct in all material respects as of the Closing Date, subject to certain exceptions.

(e) Golden Matrix and the Sellers will have performed or complied, in all material respects, with all obligations, agreements, and covenants contained in the Purchase Agreement as to which performance or compliance by Golden Matrix or the Sellers is required prior to or on the applicable closing date.

(f) No material adverse effect shall have occurred with respect to any of the assets, properties, business, or operations of the Golden Matrix or the Meridian Companies, meaning: (i) with respect to the Meridian Companies, any change having a one million euro (€1,000,000) negative effect on the Meridian Company’s EBITDA; and (ii) with respect to the Company, any change having a one million dollar ($1,000,000) negative effect on the Company’s EBITDA;

(g) any of the assets subject to the Purchase Agreement shall be subject to, nor shall any event or events shall have occurred that, individually or in the aggregate, with or without the lapse of time, would reasonably be expected to result in a material adverse effect with respect to Golden Matrix or its existing assets;

(h) the delivery to each party of required board, and where applicable, stockholder approvals;

(i) Sellers’ delivery of documentation and agreements evidencing the assets of the Meridian Companies, including intellectual property;

(j) certain change of control notifications being submitted to the relevant jurisdictions governing the Meridian Companies;

(k) delivery of customary good standing certificates, transfer documents, closing agreements; officer certificates and secretary certificates;

(l) delivery of the Closing Shares, Series C Voting Preferred Stock and $30 million closing cash payment from Golden Matrix to the Sellers (subject to the reallocation of up to $20 million of cash on hand of the Meridian Companies at Closing, to pay a portion of the closing cash payment, in the sole discretion of the Sellers, as discussed in greater detail below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”) and delivery by the Sellers of the equity interests of each of the Meridian Companies;

(m) the holders of the outstanding shares of common stock and preferred stock of Golden Matrix shall have approved the issuance of common stock, preferred stock and issuance of common stock upon conversion of the preferred stock, to Sellers, as contemplated under the terms of the Purchase Agreement, and the “change of control” (as defined in the rules and regulations of the Nasdaq) resulting from such issuances, as required to satisfy the rules and regulations of the Nasdaq and applicable Law (the “Stockholder Approval”);

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(n) the Required Amendments to the Articles (or such amendments which are approved by the stockholders at the Special Meeting) being filed with the Secretary of State of Nevada, after approval thereof by the stockholders of the Company and the Series C Designation being filed with the Secretary of State of Nevada;

(o) the Company obtaining a Fairness Opinion (which has been obtained to date);

(p) the Company shall have used its commercially reasonable best efforts to procure no later than the Closing Date, and if not available at a commercially reasonable premium, then promptly following the Closing Date, and maintaining in full force and effect, directors’ and officers’ insurance coverage in such coverage amounts as the Board of Directors of the Company deems reasonable and customary for companies of the Company’s size, scope of business, capitalization, stock exchange listing, and overall risk profile;

(q) Golden Matrix’s common stock continuing to trade on Nasdaq following the Closing, and the combined company applying for the initial listing of the combined company’s common stock following the Purchase (which initial listing has been applied for), on Nasdaq, and approval thereof by Nasdaq;

(r) the delivery of customary legal opinions of the parties;

(s) confirmation that following the Closing, the Sellers will hold majority voting rights over the Company; and

(t) delivery by all parties of the ancillary agreements relating to the Purchase.

Additionally, if so required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the parties agreed to promptly make all filings under the HSR Act and to receive any and all required approvals required under the HSR Act, or for all waiting periods required thereunder to have expired prior to the Closing. Nevertheless, Golden Matrix and the Sellers have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals, including under the HSR Act, are required to be applied for or obtained in any jurisdiction in connection with the Purchase.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreement—Conditions to the Completion of the Purchase”.

Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price

A cash payment of $30,000,000 is payable to the Sellers at the Closing, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers, as discussed in greater detail below under, “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

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Planned Closing Date

The transactions contemplated by the Purchase Agreement are expected to close in the second calendar quarter of 2024, subject to satisfaction of customary closing conditions, including the approval of the Purchase Agreement Proposal at the Special Meeting, the accuracy of the representations and warranties of the parties at Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the parties of their obligations and covenants under the Purchase Agreement, the delivery of certain documentation by the parties and the absence of any injunction or other legal prohibitions preventing consummation of the Purchase.

Governmental and Regulatory Approvals

Golden Matrix must comply with applicable federal and state securities laws and the rules and regulations of The Nasdaq Stock Market in connection with the issuance of shares of Golden Matrix common stock and preferred stock upon the closings of the Purchase Agreement.

Golden Matrix and the Sellers have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals are required to be applied for or obtained in any jurisdiction in connection with the Purchase, provided that as discussed in greater detail below under, “The Purchase—Nasdaq Stock Market Listing”, the Company is required to provide Nasdaq notice of the issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

The Closing is also subject to Golden Matrix’s common stock continuing to trade on Nasdaq following the Closing, and Nasdaq has advised the Company that the combined company will need to apply for the initial listing of the combined company’s common stock following the Purchase, on Nasdaq (which has been applied for, but not approved), and approval thereof by Nasdaq is therefore a required condition to the Closing.

Termination of the Purchase Agreement

Rights of Termination

The Purchase Agreement is subject to termination prior to the Closing under certain circumstances, and may be terminated: (a) by the written agreement of the parties thereto; (b) by the Company or the Sellers if the Closing has not been completed by completed by June 30, 2024 (unless such date is extended with the mutual consent of the parties), subject to an Automatic Closing Date Extension, as discussed below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price” (as applicable, the “Required Closing Date”) unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (c) by the Company or the Sellers, if a condition to closing has become incapable of fulfillment and not been waived by the party benefited by such condition (for example, because the parties and their legal counsel reasonably believe that approval by Nasdaq of a Nasdaq initial listing application will not be able to be obtained by the Required Closing Date); (d) by the Company or the Sellers pursuant to the outcome of certain due diligence inspections of the other party, which has expired; (e) by either the Company or the Sellers if any updated schedule required to be disclosed pursuant to the terms of the Purchase Agreement could reasonably result in a material adverse effect on the disclosing party; (f) by either the Company or the Sellers if more than 90 days have elapsed since the date the initial required notices are provided under the HSR Act, to the extent required, and HSR Act approval has not been received as of such date, and the Company or Sellers, as applicable, has made the reasonable, good faith determination that HSR Act approval will be so costly and time consuming to such party that it does not make commercially reasonable sense for such party to continue to seek such HSR Act approval—provided that as discussed above, the Sellers and the Company have determined that no HSR Act notice or approval is required for the Purchase; or (g) by either the Sellers or the Company, if there has been a breach of any material representation, warranty, covenant, agreement, or undertaking made by the other party in a transaction document, which breach, if curable, is not cured within 30 calendar days after notice by the non-breaching party (provided, however, that if the cure reasonably requires more than 30 days to complete, then the breaching party shall have an additional 15 days, provided it timely commences the cure and continues diligently prosecuting the cure to completion).

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The Purchase Agreement may be also terminated by the Sellers or the Company at any time prior to the Closing Date if: (i) there shall be any actual action or proceeding which value is more than 1% of the Purchase Price, before any court or any governmental entity which shall seek to restrain, prohibit, or invalidate the transactions contemplated by the Purchase Agreement and which, in the judgment of the Sellers or the Company, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Purchase; or (ii) any of the transactions contemplated by the Purchase Agreement are disapproved by any regulatory authority whose governmental approval is required to consummate such transactions (which does not include the SEC) or in the judgment of the Sellers or the Company, made in good faith and based on the advice of counsel, there is substantial likelihood that any such governmental approval will not be obtained by the Required Closing Date) or will be obtained only on a condition or conditions which would be unduly and materially burdensome, making it inadvisable to proceed with the Purchase.

In the event of termination of the Purchase Agreement, no obligation, right or liability shall arise, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of the Purchase Agreement and the transactions contemplated thereby, except in connection with the Break-Fee (discussed below).

To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of the Company and Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement”.

Effect of Termination

While the Purchase Agreement does not provide for any penalties or ‘break-up’ fees upon termination thereof, in the event the Purchase Agreement is terminated for certain reasons, we may be forced to pay the Break-Fee upon the occurrence of certain events. See “Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement” for additional information.

Agreements Related to the Purchase

The Purchase Agreement contemplates the Company and the Sellers entering into various other agreements at Closing, including Promissory Notes, a Nominating and Voting Agreement, a Day-to-Day Management Agreement, and transfer instruments, and also contemplates Golden Matrix designating the Series C Preferred Stock, discussed in greater detail below under “Agreements Related to the Purchase—Series C Voting Preferred Stock”, “Agreements Related to the Purchase—Promissory Notes”, “Agreements Related to the Purchase—Nominating and Voting Agreement”, and “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

Management Following the Closing

In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

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We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Interests of Certain Directors, Officers and Affiliates of Golden Matrix

When considering the recommendation of the Golden Matrix Board of Directors, you should be aware that certain members of the Golden Matrix Board of Directors and named executive officers of Golden Matrix have interests in the Purchase Agreement that may be different from, or in addition to, interests they may have as Golden Matrix stockholders, summarized below and discussed in greater detail below under “The Purchase—Interests of Certain Persons in the Purchase”. The Golden Matrix Board of Directors was aware of the following interests and considered them, among other matters, in its decision to approve the Purchase Agreement.

Continued Service with Combined Company

At the effective time of the Purchase Agreement, which unless otherwise agreed by the parties given unforeseen circumstances (in which event, the parties will negotiate reasonably and in good faith), will be the last day of the calendar month in which all of the conditions precedent for the Closing have been satisfied or waived (the “Effective Time”), the officers of the combined company will include Mr. Anthony Brian Goodman, the Company’s Chief Executive Officer, Weiting ‘Cathy’ Feng, the Chief Operating Officer and Omar Jimenez, the Chief Financial Officer and Chief Compliance Officer of the Company.

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We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

Additionally, four of the five current directors of Golden Matrix, including Mr. Goodman and Ms. Feng (collectively, all continuing directors, the “Continuing Directors”), will continue as directors of the combined company after the Closing.

Other

The interests of the Golden Matrix Board of Directors also relate to or arise from, among other things severance benefits to which Mr. Anthony Brian Goodman, Golden Matrix’s Chief Executive Officer and Ms. Weiting ‘Cathy’ Feng, the Chief Operating Officer and member of the Board of Directors, would become entitled to in the event of a change of control of Golden Matrix and/or his or her termination of employment within specified periods of time relative to the completion of the Purchase Agreement. However, because neither of their employment positions are being terminated as a result of the Purchase, and are not expected to be terminated after Closing, neither Mr. Goodman nor Ms. Feng are expected to be due any severance benefits as a result of the Change of Control contemplated by the proposed Purchase.

Material U.S. Federal Income Tax Consequences of the Purchase Agreement

The proposed Purchase is entirely a corporate action undertaken by Golden Matrix. Golden Matrix’s U.S. stockholders should not realize any gain or loss for U.S. federal income tax purposes as a result of the Purchase.

For additional information, see the section titled “The Purchase—Material U.S. Federal Income Tax Consequences of the Purchase”.

Indemnification by Golden Matrix and Sellers

The Purchase Agreement contains indemnification provisions pursuant to which the Sellers have agreed to indemnify and hold harmless Golden Matrix, its affiliates and representatives and each of their heirs, personal representatives, successors and assigns (the “Golden Matrix Indemnities”), from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, charges, assessments, interest, penalties, fines and judgments (at equity or at law, including statutory and common) whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to: (a) any breach or inaccuracy of any representation or warranty made by Sellers in the Purchase Agreement, the transfer instruments entered into at Closing, the Promissory Notes, the Voting Agreement, Management Agreement, the Required Amendments to the Articles, certain confirmations and certifications, and other certificates, instruments, or agreements contemplated by the Purchase Agreement to which Golden Matrix or the Sellers are a party (the “Transaction Documents”) or Sellers’ other agreements or certificates entered into in connection with the Closing; and (b) any breach of any covenant, agreement or undertaking made by Sellers in the Purchase Agreement, the other Transaction Documents or Sellers’ other agreements or certificates entered into in connection with the Closing.

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The Purchase Agreement contains indemnification provisions pursuant to which Golden Matrix has agreed to indemnify and hold harmless each of the Sellers and their affiliates and representatives and each of their heirs, personal representatives, successors and assigns (the “Seller Indemnities”), from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, charges, assessments, interest, penalties, fines and judgments (at equity or at law, including statutory and common) whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to: (a) any breach or inaccuracy of any representation or warranty made by Golden Matrix in the Purchase Agreement, the other Transaction Documents or Golden Matrix’s other agreements or certificates entered into in connection with the Closing; and (b) any breach of any covenant, agreement or undertaking made by Golden Matrix in the Purchase Agreement, the other Transaction Documents or Golden Matrix’s other agreements or certificates entered into in connection with the Closing.

Each individual claim, or sum of related claims, is subject of indemnification only if it exceeds (A) $100,000) (the “De Minimis”), and (B) the aggregate amount of all such individual claims exceeding the De Minimis (without deduction of $100,000) exceeds $2,000,000 (the “Threshold”), in which case the applicable indemnified party shall be compensated for the amount of claim above the Threshold. The liability of the indemnifying parties is limited to a maximum of $10,000,000 (the “Cap”).

Additionally, if the Company is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then the Company agreed to take any and all action necessary to ensure that Sellers (in their capacity as stockholders of the Company) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full. Additionally, at Sellers’ election, the Company agreed to issue additional shares of common stock of the Company to the Sellers, based on the then fair market value of such shares, in an amount necessary to satisfy such obligation, as discussed in greater detail below under “The Purchase—Agreements Related to the Purchase—The Purchase Agreement—Indemnification” (the “Indemnification Shares”). We also agreed to at all times reserve and keep available out of our authorized but unissued shares of common stock such number of shares of common stock as shall from time to time be sufficient to allow for the above.

For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreement—Indemnification”.

No Appraisal Rights

Under the Nevada Revised Statutes (“NRS”), Chapter 92A, appraisal rights are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposal, or any of the proposals which will be voted on at the Special Meeting.

See also the section titled “The Purchase—No Appraisal or Dissent Rights”.

Risk Factors Related to the Purchase

Before voting at the Special Meeting, you should carefully consider all of the information contained in or incorporated by reference into this Proxy Statement, as well as the specific factors under the section titled “Risk Factors.” These risk factors include, but are not limited to, the following:

Risks Relating to the Purchase

•	Golden Matrix and Sellers may fail to complete the Purchase if certain required conditions, many of which are outside the parties’ control, are not satisfied.

•	The failure to complete the Purchase could have a material adverse effect on Golden Matrix and the value of its securities.

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•

Directors and executive officers of Golden Matrix may have interests in the Purchase contemplated by the Purchase Agreement that are different from, or in addition to, those of Golden Matrix stockholders generally.

•	Golden Matrix cannot take actions outside of the ordinary course or business, including entering into another acquisition while the Purchase is pending, without the approval of the Sellers.

•	The consideration to be received by the Sellers is fixed and will not be adjusted for changes affecting the Meridian Companies or Golden Matrix.

•

The provisions of the Purchase Agreement limiting Golden Matrix’s ability to pursue alternative transactions to the Purchase may discourage others from making a favorable alternative transaction proposal.

•	Holders of Golden Matrix common stock will not have appraisal or dissenters’ rights in connection with The Purchase.

•

The shares of common stock and Series C Preferred Stock issuable at the Closing to the Sellers will create significant dilution to existing stockholders, will provide the Sellers voting control over Golden Matrix and will constitute a change of control.

•

The Series C Voting Preferred Stock issuable to the Sellers at the Closing will increase the voting rights of the Sellers and provide the Sellers rights to appoint two members to the Board of Directors of Golden Matrix.

•

The Sellers have sole authority to approve or reject the Company’s ability to raise funding in connection with the Purchase and/or to approve or disapprove the use of any of the Meridian Companies’ cash on hand for the payment of the closing cash purchase price.

•

The indemnification obligations of the Company pursuant to the Purchase Agreement may be satisfied through the issuance of additional shares of common stock valued at the then fair market value of the Company’s common stock, which may cause significant dilution to existing shareholders.

•	The Company will be subject to the Voting Agreement and Management Agreement, disclosed in greater detail herein, following the Closing.

•

Future sales of Golden Matrix’s common stock in the public market, or the perception that such sales may occur, including as a result of the potential sale of the Offering Shares, could reduce the price of Golden Matrix’s common stock, and any additional capital raised by Golden Matrix through the sale of equity or convertible securities may dilute your ownership in Golden Matrix.

•

In connection with the Purchase, Golden Matrix may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Golden Matrix.

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Risks Related to the Meridian Companies and the Combined Company

•

Events beyond the control of the Meridian Companies or the combined company, including the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, including decreases in discretionary spending, and increases in the cost of capital, global conflicts and other events, may result in unexpected adverse operating and financial results.

•

Economic uncertainty may affect consumer purchases of discretionary items, which has affected and may continue to adversely affect demand for the Meridian Companies’ or the combined company’s products and services.

•

A reduction in discretionary consumer spending, from an economic downturn or disruption of financial markets or other factors, could negatively impact the financial performance of the Meridian Companies or the combined company.

•

The Meridian Companies operate and the combined company will operate in a rapidly evolving industry and if they fail to successfully develop, market or sell new products or adopt new technology, it could materially adversely affect their results of operations and financial condition.

•

Changes in ownership of competitors or consolidations within the gaming industry may negatively impact pricing and lead to downward pricing pressures which could reduce the revenue of the Meridian Companies and the combined company.

•

The online gaming industry is highly competitive, and if the Meridian Companies or the combined company fails to compete effectively, they could experience price reductions, reduced margins or loss of revenues.

•	The Meridian Companies face, and the combined company will face, the risk of fraud, theft, and cheating.

•

The Meridian Companies face, and the combined company will face, cyber security risks that could result in damage to their reputation and/or subject them to fines, payment of damages, lawsuits and restrictions on their use of data.

•

There may be losses or unauthorized access to or releases of confidential information, including personally identifiable information, that could subject the Meridian Companies’ or the combined company’s to significant reputational, financial, legal and operational consequences.

•

The Meridian Companies have, and the combined company will have, business operations located in non-U.S. countries which subject them, and will subject it to, additional costs and risks that could adversely affect their operating results.

•	The results of operations of the Meridian Companies and the combined company may be adversely affected by fluctuations in currency values.

•

The Meridian Companies depend on, and the combined company expects to depend on, the services of key personnel to execute their business strategy. If they lose the services of their key personnel or are unable to attract and retain other qualified personnel, they may be unable to operate their business effectively.

•	The operations of the Meridian Companies rely, and the combined company will rely, heavily on an uninterrupted supply of electrical power.

•	Malfunctions of third-party communications infrastructure, hardware and software expose the Meridian Companies, and will expose the combined company, to a variety of risks they cannot control.

•

The Meridian Companies are, and the combined company will be, subject to various laws relating to trade, export controls, and foreign corrupt practices, the violation of which could adversely affect their operations, reputation, business, prospects, operating results and financial condition.

•

Failure to comply with regulatory requirements in a particular jurisdiction, or the failure to successfully obtain a license or permit applied for in a particular jurisdiction, could impact the ability of the Meridian Companies or the combined company to comply with licensing and regulatory requirements in other jurisdictions, or could cause the rejection of license applications or cancelation of existing licenses in other jurisdictions.

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•

The gaming industry is highly regulated, and the Meridian Companies and the combined company must adhere to various regulations and maintain applicable licenses to continue their operations. Failure to abide by regulations or maintain applicable licenses could be disruptive to their business and could adversely affect their operations.

•	The Meridian Companies and/or the combined company may be unable to obtain licenses in new jurisdictions.

•	The intellectual property of the Meridian Companies and the combined company may be insufficient to properly safeguard their technology and brands.

•

The Meridian Companies and the combined company may be subject to claims of intellectual property infringement or invalidity and adverse outcomes of litigation could unfavorably affect their operating results.

•

The risks related to international operations, in particular in countries outside of the United States and Canada, could negatively affect the Meridian Companies’ or the combined company’s results including foreign exchange and currency risks that could adversely affect its operations, and the Meridian Companies’ or the combined company’s ability to mitigate its foreign exchange risk through hedging transactions may be limited.

•

The Meridian Companies rely, and the combined company will rely, on third-party providers to validate the identity and identify the location of their users, and if such providers fail to perform adequately or provide accurate information or they do not maintain business relationships with them, the business, financial condition and results of operations of the Meridian Companies and the combined company could be adversely affected.

•

The Meridian Companies rely on, and the combined company will rely on, third-party payment processors to process deposits and withdrawals made by users, and if they cannot manage their relationships with such third parties and other payment-related risks, their business, financial condition and results of operations could be adversely affected.

•

The combined company will require substantial capital expenditures. The combined company may be unable to obtain required capital or financing on satisfactory terms or at all, which could lead to a decline in revenue or cash flow.

•

Combining the businesses of Golden Matrix and the Meridian Companies may be more difficult, costly and time-consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of Golden Matrix’s common stock following the Purchase.

•

The Meridian Companies are subject to complex federal, state, local and other laws and regulations that could materially and adversely affect the cost, manner or feasibility of conducting their operations.

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Other Risk Factors of Golden Matrix

Please carefully consider the risks described in Golden Matrix’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this Proxy Statement. See also “Where You Can Find More Information; Incorporation of Information by Reference”.

For additional information regarding the risk factors related to the Purchase and the operation of the Golden Matrix following the Closing of the Purchase, and other matters, see the section of this Proxy Statement titled “Risk Factors”.

Nasdaq Stock Market Listing

Golden Matrix’s common stock currently is listed on The Nasdaq Capital Market under the symbol “GMGI.” A required condition to closing is that Golden Matrix’s common stock continues to trade on Nasdaq following the Closing. Nasdaq has advised the Company that the combined company will need to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase (which has been applied for, but not approved, to date), and approval thereof by Nasdaq is therefore a required condition to closing. As such, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

Additionally, we are required to provide Nasdaq notice of the planned issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

Anticipated Accounting Treatment

Golden Matrix currently expects to treat the Purchase as a purchase by the Meridian Companies of Golden Matrix under accounting principles generally accepted in the United States, or GAAP. Under the purchase method of accounting, the assets and liabilities of Golden Matrix will be recorded, as of the completion of the Purchase, at their respective fair values, in the financial statements of the Meridian Companies.

The financial statements of the Meridian Companies issued after the completion of the Purchase will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Golden Matrix.

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SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF THE COMBINED COMPANY

The following table sets forth selected information about the pro forma financial condition and results of operations, including per share data, of Golden Matrix after giving effect to the completion of the Purchase. The table sets forth selected unaudited pro forma condensed combined statements of income for the fiscal year ended October 31, 2023, as if the Purchase had been completed on November 1, 2022, and the selected unaudited pro forma condensed combined balance sheet data as of October 31, 2023, as if the Purchase had been completed on that date. The information presented below was derived from the consolidated historical financial statements of Golden Matrix and the Meridian Companies, and should be read in conjunction with these financial statements and the notes thereto included elsewhere in this Proxy Statement and incorporated by reference herein and the other unaudited pro forma financial data, including related notes, included elsewhere in this Proxy Statement, including under “Financial Information—Unaudited U.S. GAAP Pro Forma Condensed Financial Statements”, below.

The unaudited pro forma financial data is based on estimates and assumptions that are preliminary and does not purport to represent the financial position or results of operations that would actually have occurred had the Purchase been completed as of the dates or at the beginning of the periods presented or what the combined company’s results will be for any future date or any future period. See also “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.” For purposes of the pro forma condensed combined financial information, the Meridian Companies financial information has been translated from local currencies to Euros and from Euros into U.S. Dollars and is presented in accordance with U.S. GAAP. The pro forma condensed combined financial information is unaudited and is presented for informational purposes only.

Twelve Months Ended October 31, 2023

Total revenues	$131,737,224
Gross Profit	73,950,083
Net Income attributable to GMGI/Meridian operations	$3,652,422

As of October 31, 2023

Total assets	$133,083,688
Total liabilities	$79,178,806
Stockholders’ equity	$53,904,882

(1) Net income attributable to GMGI/Meridian operations for the twelve months ended October 31, 2023 and 2022, include certain pro forma adjustments, as if the acquisition occurred on November 1, 2022, and November 1, 2021, respectively, which are described in greater detail below under “Financial Information—Unaudited U.S. GAAP Pro Forma Condensed Financial Statements”. Prior to the pro forma adjustments, the combined company net income was $13.7 million, for the twelve months ended October 31, 2023.  Assuming that a $12 million loan is used to fund the acquisition, the pro forma adjustments for the twelve months ending October 31, 2022 include: (a) loan interest expense of $1 million; and (b) amortization of advisory fees and transaction fee of $450,000 and non-cash adjustments include (c) amortization of the debt discount of $1 million, and (d) amortization of acquisition intangible assets of $5 million. Loan interest expense and amortization of advisory fees would be reduced if up to $20 million of the cash purchase price due at Closing was paid by way of a reallocation of the closing cash of the Meridian Companies (discussed below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”).

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THE SPECIAL MEETING

Time, Date and Place

The Special Meeting will be held on [●], [●], 2024 at [●].M. Las Vegas time, subject to any postponement(s) or adjournment(s) thereof, virtually via live audio webcast at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive). See also “Instructions For The Virtual Special Meeting”, below.

Instructions For The Virtual Special Meeting

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/gmgi (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the Special Meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call (844) 399-3386 for assistance.

Matters to be Considered at the Special Meeting

At the Special Meeting, holders of Golden Matrix’s common stock as of the Record Date (defined below) will consider and vote upon:

•	the Purchase Agreement Proposal (Proposal No. 1);

•	the Compensation Proposal (Proposal No. 2);

•	the Nasdaq Proposal (Proposal No. 3);

•	the Declassification Proposal (Proposal No. 4);

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•	the Control Share Act Opt Out Proposal (Proposal No. 5);

•	the Stockholder Bylaws Amendment Proposal (Proposal No. 6);

•	the Authorized Shares Increase Proposal (Proposal No. 7); and

•	the Equity Plan Proposal (Proposal No. 8); and

•	the Adjournment Proposal (Proposal No. 9).

Record Date and Shares Entitled to Vote

Holders of Golden Matrix’s common stock as of the close of business on [●], 2024, the record date for the Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

At the close of business on the Record Date, there were 36,615,932 shares of our common stock outstanding and 1,000 shares of our Series B Voting Preferred Stock. The common stock shares each vote one vote on all stockholder matters to come before the Meeting and the Series B Voting Preferred Stock shares each vote 7,5000 voting shares. As such, a total of 44,115,932 voting shares are eligible to be voted at the Special Meeting. Other than our common stock and our Series B Voting Preferred Stock, we have no other voting securities currently outstanding.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials via the Internet at https://www.iproxydirect.com/gmgi (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its meetings.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. None of the proposals at the Special Meeting will be “routine” matters and as a result, if you do not provide instructions to your broker on how to vote your shares, your shares will not be voted at the Special Meeting.

Providing and Revoking Proxies

The presence of a stockholder at our Special Meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the Special Meeting to the Corporate Secretary, Golden Matrix Group, Inc., 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103;

●

submitting another signed and later dated proxy card and returning it by mail in time to be received before our Special Meeting or by submitting a later dated proxy by the Internet or telephone prior to the Special Meeting; or

●	attending our Special Meeting and voting by following the instructions available on the meeting website during the meeting.

Attendance at the Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock and Series B Voting Preferred Stock, at the close of business on the Record Date, and the Company’s guests. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Special Meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the Special Meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Special Meeting

The Chairman of the Special Meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

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Voting Requirements for Each of the Proposals

	Proposal	Vote Required*	Broker Discretionary Voting Allowed*
1	Approval of the Purchase Agreement and the terms thereof, including the issuance of all common stock issuable pursuant to the terms thereof pursuant to Nasdaq Listing Rules 5635(a) and (b).	Affirmative vote of a majority of the votes cast at the Special Meeting	No
2

Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, consummation of the Purchase.

		Affirmative vote of a majority of the votes cast at the Special Meeting	No
3

For the purposes of complying with the applicable listing rules of the Nasdaq, the issuance of more than 20% of the Company’s issued and outstanding common stock and voting stock in certain offerings after the date of the Special Meeting

		Affirmative vote of a majority of the votes cast at the Special Meeting	No
4

Approval of the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company

The affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) at least 66⅔% of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred)

No
5

Approval of the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793 (the Nevada Control Share Act)

		The affirmative vote of a majority of the shares entitled to vote at the Special Meeting	No
6

Approval of the adoption of a Certificate of Amendment to amend our Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company

		The affirmative vote of a majority of the shares entitled to vote at the Special Meeting	No
7

Approval of the adoption of a Certificate of Amendment to our Amended and Restated Articles of Incorporation to amend Article III, Section 1, to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares

		The affirmative vote of a majority of the shares entitled to vote at the Special Meeting	Yes(1)
8	Approval of the adoption of the Golden Matrix Group, Inc. 2023 Equity Incentive Plan	Affirmative vote of a majority of the votes cast at the Special Meeting	No
9	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Purchase Proposal.	Affirmative vote of a majority of the votes cast at the Special Meeting	No

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* In each case assuming that a quorum of stockholders is present at the Special Meeting, except for Proposal No. 9.

(1) Expected to be a routine proposal since the increase in authorized shares of common stock does not relate to the Purchase; however, the NYSE may determine that this proposal is non-routine, in which case, if you do not provide instructions to your broker on how to vote your shares, your shares will not be voted at the Special Meeting.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice).

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Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile, none of whom will receive any additional compensation for their services. Issuer Direct may solicit proxies at a cost we anticipate will not exceed $10,000. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Company Mailing Address

The mailing address of our principal executive offices is 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103.

* * * * *

For additional information regarding the Special Meeting, see the section titled “Questions and Answers about the Purchase and the Special Meeting”, below.

QUESTIONS AND ANSWERS ABOUT THE PURCHASE AND THE SPECIAL MEETING

The following are some questions that you, as a stockholder of Golden Matrix, may have regarding the Purchase and the Special Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this Proxy Statement, including the annexes (which are incorporated by reference herein) and other documents referred to in, and incorporated by reference in, this Proxy Statement, because the information in this section may not provide all of the information that might be important to you with respect to the Purchase and the Special Meeting.

Q. What is the Purchase?

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A: On June 28, 2023, the Company entered into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 with the Sellers, pursuant to which the Sellers agreed to sell us 100% of the outstanding capital stock of each of the Meridian Companies in consideration for (a) a cash payment of $30 million, due at the closing of the acquisition, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 restricted shares of the Company’s common stock, with an agreed upon value of $3.00 per share, due at the closing of the acquisition; (c) 1,000 shares of a to be designated series of Series C preferred stock of the Company, discussed in greater detail below, due at the closing of the acquisition; (d) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock, due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (e) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and (f) promissory notes in the amount of $15,000,000, due 24 months after the Closing.

A complete copy of the Purchase Agreement is attached as Annex A, a copy of the First Amendment and Second Amendment are attached as Annex B, a copy of the Series C Designation is attached as Annex C, and a copy of the form of Promissory Note is attached as Annex D, a copy of the Form of Voting Agreement is attached as Annex E, and a copy of the Form of Day-to-Day Management Agreement is attached as Annex F, and to this Proxy Statement.

Q. Why is Golden Matrix proposing to effect the Purchase?

A: In the course of reaching its decision to approve the Purchase, the Board of Directors considered a number of factors before deciding to enter into the Purchase Agreement, including, among other factors, the benefits to current Company stockholders, the requirement that the Board receive the Fairness Opinion, opining that the consideration payable by the Company to the Sellers was fair, from a financial point of view to the Company. For additional information, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase” and “The Purchase—Background of the Purchase”.

Q. Why am I receiving these materials?

A: Pursuant to Nasdaq Listing Rules 5635(a) and (b) stockholder approval is required prior to the issuance of the Purchase Shares, and the shares of common stock issuable upon conversion of the Series C Voting Preferred Stock, due in connection with the Purchase Agreement and the Indemnification Shares, because such Purchase Shares, the shares of common stock issuable upon conversion of the Series C Voting Preferred Stock, and the Indemnification Shares (if any), will be in excess of 20% of the voting power outstanding before the issuance of such shares; will be in excess of 20% of the number of shares of common stock outstanding before the issuance of such shares and because such issuance will result in a change of control of the Company.

We are therefore seeking the approval of the Purchase by Golden Matrix as described under “Proposal No. 1: The Purchase Agreement Proposal—Stockholder Approval of the Purchase Agreement” and “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. Golden Matrix is sending these materials to you to help you decide how to vote your shares of Golden Matrix with respect to the proposed Purchase and the other matters to be considered at the Special Meeting. This Proxy Statement contains important information about the Purchase, the Special Meeting and the other Proposals, and you should read it carefully.

Q. What will Golden Matrix’s operations look like following the Purchase?

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A: Following the completion of the Purchase Transaction, we plan to focus on growing the combined company business and to seek further accretive acquisitions that we believe will bring additional revenues and profitability.

Following the completion of the Purchase, Golden Matrix will continue to be a public company. The Purchase will have no effect on the attributes of shares of Golden Matrix’s common stock or preferred stock held by Golden Matrix’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the Purchase Shares, and the voting rights associated with the Series C Preferred Stock, as discussed in greater detail herein.

In the event the Purchase is not consummated, Golden Matrix plans to seek out alternative accretive business acquisitions that we believe will add revenues and profitability, and work to continue the growth of our core businesses.

Q. How will Golden Matrix’s stockholders be affected by the Purchase and how will the Purchase affect Golden Matrix’s operations?

A: The Purchase will be deemed a ‘change of control’ of Golden Matrix, because, as part of the Purchase, Golden Matrix will be issuing up to 87,142,857 shares of common stock to the Sellers (including the 5,000,000 Post-Closing Contingent Shares and the 1,000 shares of common stock issuable upon conversion of the Series C Preferred Stock, representing 70.4% of the total number of outstanding shares of Golden Matrix’s common stock following the closing of the Purchase Agreement (based on the total current outstanding shares of common stock) and together with the voting rights of the Series C Preferred Stock, representing 68.2% of the total voting shares of Golden Matrix following the closing of the Purchase Agreement (based on the total current voting shares of Golden Matrix), in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. The Purchase will not however, except as to dilution caused by the issuance of the Purchase Shares and the potential issuance of Indemnification Shares, have an effect on Golden Matrix’s common stock held by Golden Matrix’s stockholders.

The Purchase Agreement contemplates the Company and the Sellers entering into, and adopting, various other agreements and documents, at Closing, including the Series C Designation, Promissory Notes, Nominating and Voting Agreement, Day-to-Day Management Agreement, each discussed in greater detail below under “Agreements Related to the Purchase—Series C Voting Preferred Stock”, “Agreements Related to the Purchase—Promissory Notes”, “Agreements Related to the Purchase—Nominating and Voting Agreement”, and “Agreements Related to the Purchase—Day-to-Day Management Agreement”, respectively.

The Company is also required to file the Series C Designation prior to Closing, pursuant to which: the holders of the Series C Preferred Stock, voting as a class, will vote together with the holders of the Company’s common stock on all stockholder matters, with each Series C Preferred Stock share having the right to vote 7,500 votes on all matters presented to the Company’s stockholders (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock); each share of Series C Preferred Stock, will be convertible, at the option of the holder thereof, into one share of the Company’s common stock at any time, with each share of Series C Preferred Stock automatically converting into common stock of the Company, on a 1 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Exchange Act), calculated without regard to any shares of common stock issuable upon conversion of the Series C Preferred Stock, of the Sellers (collectively), falls below 10% of the Company’s common stock then outstanding, without taking into account the shares of common stock issuable upon conversion of the Series C Preferred Stock, or the first business day thereafter that the Company becomes aware of such. Additionally, for so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees, see “Agreements Related to the Purchase—Series C Voting Preferred Stock— Voting Rights”.

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Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees, nominated to the Board by the independent Nominating and Corporate Governance Committee which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”. Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

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See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Q. Are there any risks associated with the Purchase?

A: Yes. You should carefully review the section titled “Risk Factors” in this Proxy Statement, which presents risks and uncertainties related to the Purchase, and the operations of Golden Matrix and the Meridian Companies following the completion of the Purchase, and those risks which will apply in the event the Purchase Agreement is terminated prior to completion of the Purchase.

Q. What stockholder approval is required to complete the Purchase?

A: As a condition to the completion of the Purchase, Golden Matrix’s stockholders must approve the Purchase Proposal, which requires the affirmative vote of a majority of the votes cast on such proposal by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. The approval of the Purchase Agreement is not contingent upon approval of any of the other proposals by Golden Matrix’s stockholders at the Special Meeting.

In addition to the approval of the Purchase Proposal by Golden Matrix’s stockholders, each of the other conditions to the completion of the Purchase contained in the Purchase Agreement must be satisfied or waived. For additional information, see the section titled “Agreements Related to the Purchase—The Purchase Agreement—Conditions to the Completion of the Purchase”.

Q. What will happen if the Purchase is not approved by Golden Matrix’s stockholders or is not completed for any other reason?

A: If the Purchase is not approved by Golden Matrix’s stockholders, or if the Purchase is not completed for certain other reasons, (i) Golden Matrix may be required to pay, to the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent, despite the parties’ best efforts to avoid such a requirement, 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith, with the Sellers being responsible for the other 50% of such Break-Fee (see “The Purchase—Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement”), (ii) Golden Matrix may have difficulty recouping the costs incurred in connection with negotiating the Purchase, (iii) Golden Matrix’s relationships with its partners and employees may be damaged and its business may be harmed, and (iv) the market price for Golden Matrix’s common stock may decline.

If the Purchase is not completed, Golden Matrix may explore other potential transactions. The terms of an alternative transaction may be less favorable to Golden Matrix than the terms of the Purchase and there can be no assurance that Golden Matrix will be able to reach agreement with or complete an alternative transaction with another party.

Notwithstanding approval of the Purchase by Golden Matrix’s stockholders at the Special Meeting, the Board of Directors may, subject to the terms and conditions of the Purchase Agreement, abandon the Purchase without further action by the stockholders.

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Q. Are there any other proposals to be considered and approved at the Special Meeting?

A: Yes. In addition to the Purchase Proposal, Golden Matrix is also asking its stockholders to approve the Compensation Proposal, the Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal, the Authorized Share Increase Proposal, the Equity Plan Proposal, and the Adjournment Proposal. The Purchase Proposal, the Nasdaq Proposal, the Compensation Proposal, the Equity Plan Proposal, and Adjournment Proposal each require the affirmative vote of a majority of the votes cast on such proposals, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. The Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal and Authorized Shares Increase Proposal each require the affirmative vote of a majority of the voting shares eligible to be voted at the Special Meeting. The Declassification Proposal requires the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). No individual proposal is contingent on any other proposal set forth above, except that if the Purchase Proposal is not approved, the Declassification Proposal will have no effect, and the Board will not move forward with the filing of a Certificate of Amendment to amend our Amended and Restated Articles of the Company with the Secretary of State of Nevada to affect the Declassification of the Board, even if approved by our stockholders; and the Sellers’ obligation to complete the Purchase Agreement and consummate the Purchase is conditioned, among other conditions precedent, on the approval at this Special Meeting of the Purchase, and approval to this Special Meeting (or a subsequent stockholders meeting) of the Declassification Proposal, Control Share Act Opt Out Proposal, and Stockholder Bylaws Amendment Proposal.

At the Special Meeting the holders of Golden Matrix’s common stock (which each vote one vote on all stockholder matters) and Series B Voting Preferred Stock (which each vote 7,500 votes on all stockholder matters) will have the right to vote on the Proposals.

Q. Why am I being asked to cast a non-binding, advisory vote to approve the Compensation Proposal and what will happen if such proposal is not approved at the Special Meeting?

A: Golden Matrix is providing its stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, the consummation of the Purchase.

Approval of the Compensation Proposal is not a condition to the completion of the Purchase. This non-binding proposal is merely an advisory vote and will not be binding on Golden Matrix, the Board of Directors or the Sellers. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Purchase is completed, certain of our named executive officers will be eligible to receive certain payments, under certain circumstances. For additional information, see the sections titled “The Purchase—Interests of Certain Persons in the Purchase” and “Proposal No. 2: The Compensation Proposal”.

Q: How does the Board of Directors recommend that Golden Matrix’s stockholders vote with respect to each of the Proposals?

A:  The Board of Directors unanimously determined that the Purchase Agreement and the transactions contemplated thereby, including the Purchase, are in the best interests of Golden Matrix and its stockholders, approved the Purchase Agreement and the transactions contemplated thereby, including the Purchase, and recommends that you vote “FOR” the Purchase Agreement Proposal, “FOR” the Compensation Proposal, “FOR” the Nasdaq Proposal, “FOR” the Declassification Proposal, “FOR” the Control Share Act Opt Out Proposal, “FOR” the Stockholder Bylaws Amendment Proposal, “FOR” the Authorized Shares Increase Proposal, “FOR” the Equity Plan Proposal, and “FOR” the Adjournment Proposal.

For a discussion of factors that the Board of Directors considered in deciding to recommend the approval of the Purchase Proposal, see the section titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase” and “The Purchase—Background of the Purchase”.

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Q. When is the Closing of the Purchase expected to occur?

A:

If the Purchase Agreement Proposal is approved by Golden Matrix’s stockholders and all other conditions to the completion of the Purchase are satisfied or waived on a timely basis, the Closing of the Purchase is expected to occur in the second calendar quarter of 2024, following the Special Meeting.

Q: Will Golden Matrix continue to be publicly-traded following the Purchase?

A:  Yes. Following the completion of the Purchase, Golden Matrix will continue to be a public company and if the Purchase for any reason does not close, Golden Matrix will remain a publicly-traded company.

A requirement of Closing is that Golden Matrix’s common stock continue to trade on the Nasdaq Capital Market following the Closing. Nasdaq has advised the Company that the combined company is required to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase, and as such, the approval by Nasdaq of such initial listing application is a required condition to Closing. The Company has filed an initial listing application with Nasdaq seeking approval of the listing of the combined company’s common stock following the Closing; however, such listing application has not been approved to date. As a result of the Closing condition discussed above, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

The Purchase will have no effect on the attributes of shares of Golden Matrix’s common stock or preferred stock held by Golden Matrix’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the Purchase Shares, as discussed in greater detail herein, and the dilution to the voting interests of Golden Matrix’s stockholders as a result of the voting rights associated with the Series C Preferred Stock.

Q: Will Golden Matrix’s ticker symbol change following the Purchase?

A:  No. It is a required condition to the Closing that Golden Matrix’s common stock will continue to be traded on the Nasdaq Capital Market under the symbol “GMGI.”

Q: How much cash will Golden Matrix have after the Closing of the Purchase?

A:  After paying the consideration due to the Sellers in connection with the Purchase, meaning the $30 million due at Closing—which the Company currently expects will consist of (i) approximately $10 million sourced from the cash on hand of Golden Matrix (which is only an estimate) and (ii) the remaining $20 million, all of which will be sourced from Golden Matrix obtaining alternative funding, such as (for example) from the sale of equity, loan proceeds, and/or up to $20 million of cash on hand of the Meridian Companies at Closing, usable only within the sole discretion of the Sellers, as discussed in greater detail below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”— Golden Matrix anticipates having approximately $5 million of cash on hand at Closing, after paying the amounts due to the Sellers at Closing. (The “sale of equity” noted above would include funds the Company may raise in connection with the Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”.)

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Q: Who will be the officers and directors of Golden Matrix following the completion of the Purchase Agreement?

A:  In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

As a result, at Closing our Board of Directors is expected to include:

Name	Position	Independent
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer and Director
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director
Thomas E. McChesney	Continuing Director	x
Murray G. Smith	Continuing Director	x
William Scott	Sellers’ Appointee (Chairman at Closing)	x

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.

Additionally, a required term and condition of the Closing is that the Board of Directors approve, and the Company designate, Series C Preferred Stock, which is issuable to the Sellers at the Closing. The holders of the Series C Voting Preferred Stock will have the right, for so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, the Series C Voting Preferred Stock, voting separately, to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees, see “Agreements Related to the Purchase—Series C Voting Preferred Stock— Voting Rights”.

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Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees, nominated to the Board by the independent Nominating and Corporate Governance Committee which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”.

Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

Biographical information for each of persons who are anticipated to serve as executive officers of the Company and members of the Board of Directors of the Company following the closing, are included below under “Management Following the Purchase Agreement—Executive Officers and Directors of the Combined Company following the Closing”.

Q. What are the U.S. federal income tax consequences of the Purchase to U.S. stockholders?

A: The proposed Purchase is a corporate action undertaken by Golden Matrix and without any of Golden Matrix’s stockholders being party to such transaction or paying or receiving any consideration in connection therewith. Golden Matrix’s U.S. stockholders should not realize any gain or loss for U.S. federal income tax purposes as a result of the Purchase. For additional information, see the section titled “The Purchase—Material U.S. Federal Income Tax Consequences of the Purchase”, beginning on page 156.

Q. Do I have appraisal rights in connection with the Purchase?

A: No. Under the Nevada Revised Statutes, appraisal and dissenters’ rights are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposal or the other Proposals to be voted on at the Special Meeting.

Q: Have the Board of Directors and owners of the Sellers adopted the Purchase Agreement and approved the Purchase?

A: Yes. The Board of Directors and each of the Sellers have approved and adopted the terms of the Purchase Agreement.

Q: Do persons involved in the Purchase have interests that may conflict with mine as a Golden Matrix stockholder?

A: Yes. When considering the recommendation of the Golden Matrix Board of Directors, you should be aware that certain members of the Golden Matrix Board of Directors and named executive officers of Golden Matrix have interests in the Purchase Agreement that may be different from, or in addition to, interests they may have as Golden Matrix stockholders, summarized below and discussed in greater detail below under “The Purchase—Interests of Certain Persons in the Purchase.” The Golden Matrix Board of Directors was aware of the following interests and considered them, among other matters, in its decision to approve the Purchase Agreement.

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Continued Service with Combined Company

At the effective time of the Purchase Agreement, the officers of the combined company will include Mr. Anthony Brian Goodman, the Company’s Chief Executive Officer, Weiting ‘Cathy’ Feng, the Chief Operating Officer of the Company and Omar Jimenez, the Chief Financial Officer and Chief Compliance Officer of the Company.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies, is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

Additionally, Mr. Goodman, Ms. Feng, Mr. Thomas E. McChesney and Mr. Murray G. Smith, who are currently directors of Golden Matrix, will serve as four of the five members of the Board of Directors of the Company following the Closing (the “Continuing Directors”).

See “Management Following the Purchase Agreement—Executive Officers and Directors of the Combined Company following the Closing”, below.

Other

The interests of the Golden Matrix Board of Directors also relate to or arise from, among other things severance benefits to which Mr. Anthony Brian Goodman, Golden Matrix’s Chief Executive Officer and Ms. Weiting ‘Cathy’ Feng, the Chief Operating Officer and member of the Board of Directors, would become entitled to in the event of a change of control of Golden Matrix and his or her termination of employment within specified periods of time (i.e., twelve months) relative to the completion of the Purchase Agreement. However, because neither of their employment positions are being terminated as a result of the Purchase, and are not expected to be terminated after Closing, neither Mr. Goodman nor Ms. Feng are expected to be due any severance benefits as a result of the Change of Control contemplated by the proposed Purchase.

Additionally, at the Closing, the vesting of certain equity awards held by the officers and directors of Golden Matrix will be accelerated if such persons are subsequently involuntarily terminated as officers or directors of the Company (within six months of Closing), as the Purchase will be deemed a change of control under Golden Matrix’s equity plans.

See “The Purchase—Interests of Certain Persons in the Purchase”, below.

Q: Why is Golden Matrix seeking stockholder approval of the Purchase and the issuance of shares of common stock issuable in connection therewith?

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A:  Because our common stock is listed on The Nasdaq Capital Market, we are subject to The Nasdaq Stock Market Listing Rules. Rule 5635(a) of The Nasdaq Stock Market listing standards requires stockholder approval with respect to issuances of Golden Matrix common stock, among other instances, when the shares to be issued are being issued in connection with the acquisition of the stock of another company and are equal to 20% or more of Golden Matrix’s outstanding common stock or voting shares before the issuance. Rule 5635(b) of the Nasdaq Stock Market listing standards requires stockholder approval when any issuance or potential issuance will result in a change of control of the issuer. Although The Nasdaq Stock Market has not adopted any rule on what constitutes a “change of control” for purposes of Rule 5635(b), The Nasdaq Stock Market has previously indicated that the acquisition of, or right to acquire, by a single investor or affiliated investor group, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of an issuer could constitute a change of control.

As part of the Purchase, Golden Matrix will be issuing up to 87,142,857 shares of common stock to the Sellers (including the 5,000,000 Post-Closing Contingent Shares and the 1,000 shares of common stock issuable upon conversion of the Series C Preferred Stock, which will result in the Sellers owning 70.4% of our outstanding common stock and the current owners of Golden Matrix common stock owning 29.6% of our outstanding common stock following the Closing (without taking into account shares of common stock issuable upon exercise of options, and assuming no additional shares of common stock are issued prior to Closing), in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”.

Additionally, if the Company is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then the Company agreed to take any and all action necessary to ensure that Sellers (in their capacity as stockholders of the Company) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full. Additionally, at Sellers’ election, the Company agreed to issue additional shares of common stock of the Company to the Sellers, based on the then fair market value of such shares, in an amount necessary to satisfy such obligation (the “Indemnification Shares”). We also agreed to at all times reserve and keep available out of our authorized but unissued shares of common stock such number of shares of common stock as shall from time to time be sufficient to allow for the above.

As the number of shares of common stock issuable to the Sellers pursuant to the terms of the Purchase Agreement will exceed 20% of the Company’s outstanding voting shares, 20% of the Company’s outstanding common stock shares and will be deemed a change of control of the Company, we are required to obtain stockholder approval for the Purchase Agreement and the transactions contemplated therein, pursuant to applicable Nasdaq rules and requirements.

Q: As a Golden Matrix stockholder, how does the Golden Matrix Board of Directors recommend that I vote?

A:  After careful consideration, the Golden Matrix Board of Directors unanimously recommends that Golden Matrix stockholders vote “FOR” each of Proposal Nos. 1 through 9, the Purchase Agreement Proposal, Compensation Proposal, Nasdaq Proposal, Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal, Authorized Shares Increase Proposal, Equity Plan Proposal, and Adjournment Proposal.

Q: What risks should I consider in deciding whether to vote in favor of the Purchase Agreement Proposal and Nasdaq Proposal?

A:  You should carefully review the section of this Proxy Statement titled “Risk Factors”  (including, but not limited to the information incorporated by reference therein), which sets forth certain risks and uncertainties related to the Purchase, risks and uncertainties to which the Company’s business and operations will be subject following the Closing, and risks associated with the issuance of the Purchase Shares and the shares of common stock issuable upon conversion of the Series C Preferred Stock, as well as the other information about the Purchase and the Meridian Companies, and those risks associated with the Offering Shares, which are included and incorporated by reference herein.

Q. When and where will the Special Meeting take place?

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A: The meeting will be held on [●], [●], 2024 at [●].M. Las Vegas time at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive), subject to any postponement(s) or adjournment(s) thereof.

Q. Who can attend and vote at the Special Meeting?

A: Holders of common stock and Series B Voting Preferred Stock of Golden Matrix as of the close of business on [●], 2024, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, 36,615,932 shares of our common stock were outstanding, which each vote one voting share and 1,000 shares of Series B Voting Preferred Stock were outstanding, which each vote 7,500 voting shares, and as such, a total of 44,115,932 voting shares are eligible to be voted at the Special Meeting. Other than our common stock and our Series B Voting Preferred Stock, we have no other voting securities currently outstanding.

Q: What do I need to do now and how do I vote?

A:  Golden Matrix encourages you to read this Proxy Statement carefully, including its annexes (which are incorporated by reference herein), and to consider how the Purchase and the actions contemplated by each of the Proposals may affect you.

If your shares of Golden Matrix’s common stock or Series B Voting Preferred Stock are registered directly in your name with Golden Matrix’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by Golden Matrix. There are five methods by which you may vote your shares at the Special Meeting:

●	At the virtual Special Meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Q: If my shares of Golden Matrix’s common stock or Series B Voting Preferred Stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote in person at the Special Meeting?

A:  If your shares of Golden Matrix’s common stock or Series B Voting Preferred Stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Golden Matrix.

As the beneficial owner, you are also invited to attend the Special Meeting in person, virtually. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person, virtually, at the Special Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares in person, virtually, at the Special Meeting.

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Q. What happens if I do not sign and return my proxy card or vote by telephone, fax, through the Internet or virtually at the Special Meeting or I do not otherwise provide proxy instructions?

A: If you fail to return your proxy card as instructed on the enclosed proxy card or fail to submit your proxy by telephone, fax or through the Internet and do not vote virtually at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have no effect with respect to the vote on Proposal Nos. 1, 2, 3, 8 and 9 (the Purchase Agreement Proposal, Compensation Proposal, Nasdaq Proposal, Equity Plan Proposal and Adjournment Proposal), except to the extent that such non-vote prohibits the Company from obtaining a quorum for the Special Meeting, and will have the effect of a vote against Proposals 4, 5, 6 and 7 (the Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal, and Authorized Shares Increase Proposal), which require the affirmative vote of stockholders holding a majority of our outstanding voting shares eligible to be voted at the Special Meeting, except for the Declassification Proposal, which requires the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). If you do attend the Special Meeting and wish to vote virtually at the Special Meeting, you may withdraw your proxy and vote at the Special Meeting.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” each Proposal.

Q. What if I abstain from voting?

A: If you attend the Special Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting but will not be voted at the Special Meeting. Because the approval of each of the Purchase Agreement Proposal, Compensation Proposal, Nasdaq Proposal, Equity Plan Proposal, and Adjournment Proposal require the affirmative vote of a majority of the votes cast on such proposals, your abstention will have no effect on whether or not each such proposal is approved, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting. Abstaining to vote to approve the Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal, and Authorized Shares Increase Proposal on the other hand will be the same as a vote against such proposals, which require the affirmative vote of a majority of the shares eligible to be voted at the Special Meeting, except for the Declassification Proposal which requires the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred).

Q. What is a “broker non-vote?”

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A: “Broker non-votes” are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the Special Meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal. Because brokers, dealers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to the Proposals described in this Proxy Statement, if a beneficial owner of shares of Golden Matrix’s common stock or Series B Voting Preferred Stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee, then those shares will not be counted as present or by proxy at the Special Meeting with respect to those proposals. If you fail to issue voting instructions to your broker, dealer, bank or other nominee, it will have no effect with respect to the vote on Proposal Nos. 1, 2, 3, 8 and 9 (the Purchase Agreement Proposal, Compensation Proposal, Nasdaq Proposal, Equity Plan Proposal, and Adjournment Proposal), except to the extent that such non-vote prohibits the Company from obtaining a quorum for the Special Meeting, and will have the effect of a vote against Proposals 4, 5, 6 and 7 (the Declassification Proposal, Control Share Act Opt Out Proposal, Stockholder Bylaws Amendment Proposal and Authorized Shares Increase Proposal), which require the affirmative vote of stockholders holding a majority of our outstanding voting shares eligible to be voted at the Special Meeting, except for the Declassification Proposal, which requires both the affirmative vote of both (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred).

Q: May I revoke or change my vote after I have provided proxy instructions?

A:  Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways: (i) delivering written notice to the Secretary of the Company at Golden Matrix’s principal executive offices, (ii) executing and delivering a proxy bearing a later date to the Secretary of the Company at Golden Matrix’s principal executive office, or (iii) virtually, at the Special Meeting. Your attendance at the Special Meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

Q. What constitutes a quorum for the Special Meeting?

A: The presence at the Special Meeting of a majority of the votes entitled to be cast at the Special Meeting is necessary to constitute a quorum, which is necessary to conduct the Special Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Special Meeting. In addition, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of voting stock that are entitled to vote at the meeting, present in person (i.e., virtually at the Special Meeting) or by proxy, may adjourn the meeting until a quorum is present or represented.

Q: Who is paying for this proxy solicitation?

A:  Golden Matrix will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. Such officers and other regular employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

We may engage third party solicitors to assist in the solicitation of proxies for additional fees and/or the reimbursement of their out-of-pocket expenses, provided that, whether or not the Purchase is completed, we do not expect the aggregate solicitation to exceed $10,000. The total cost of solicitation of proxies will be borne by us. Proxies may be solicited by mail, in person, by telephone, over the Internet or by other electronic means.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities. Golden Matrix will bear any fees paid to the SEC.

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Q. What does it mean if I received more than one Notice of Internet Availability of Proxy Materials or proxy card?

A: If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and returned separately in order to ensure that all of your shares of Golden Matrix’s common stock are voted.

Q. Whom should I contact if I have any questions about the Purchase or the Special Meeting?

A: If you have any questions about the Purchase or the Special Meeting, please contact:

Golden Matrix Group, Inc.

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

Attn: Anthony Brian Goodman, Chief Executive Officer

Email: Brian@goldenmatrix.com

Phone: (702) 318-7548

If you need assistance in submitting your proxy or voting your shares or need additional copies of this Proxy Statement or the enclosed proxy card, please contact Mr. Scott Yan, at Golden Matrix, at the address, email and telephone number listed below:

Address: 3651 S. Lindell Road, Suite D131, Las Vegas, NV 89103, USA

Email: Scott@goldenmatrix.com

Phone: (702) 318-7548

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the other documents referred to in this Proxy Statement contain or may contain “forward-looking statements” of Golden Matrix within the meaning of Section 21E of the Exchange Act. For this purpose, any statements contained herein, other than statements of historical fact, may be forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include words such as “may”, “will”, “project”, “might”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, “continue” or “pursue” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this Proxy Statement and the other documents referred to herein and relate to a variety of matters, including but not limited to, (i) the timing and anticipated completion of the proposed Purchase; (ii) the benefits expected to result from the proposed Purchase; (iii) the tax consequences of the Purchase; (iv) the prospects for the Meridian Companies; (v) the projections of future financial performance of the Meridian Companies; and (vi) other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Proxy Statement and those that are referred to in this Proxy Statement. Additional factors that could cause actual results to differ materially from those described in forward-looking statements contained herein include, but are not limited to:

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•	potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase;
•	unexpected costs, charges or expenses relating to or resulting from the Purchase;
•	litigation or adverse judgments relating to the Purchase;
•

risks relating to the completion of the proposed Purchase, including the risk that the required stockholder approval for the issuance of the Purchase Shares, or the required approval by Nasdaq of the initial listing of the combined company’s common stock on Nasdaq following the Closing, might not be obtained in a timely manner or at all, or other conditions to the completion of the Purchase not being satisfied;

•	potential business strategies, including acquisitions or dispositions of assets or businesses;
•	any changes in general economic or industry-specific conditions;
•	our ability to meet the Nasdaq Capital Market’s continued or initial listing requirements for our common stock, as applicable;
•	the factors discussed under the heading “Risk Factors” in this Proxy Statement; and
•

the factors discussed under the heading “Item 1A. Risk Factors” in Golden Matrix’s Annual Report on Form 10-K for the year ended October 31, 2023, which are incorporated by reference in this Proxy Statement as discussed below under “Where You Can Find More Information;  Incorporation of Information by Reference”.

All of these risks and uncertainties could potentially have an adverse impact on Golden Matrix’s business and financial performance, and could cause a decline in the value of Golden Matrix’s securities.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement or, in the case of documents referred to in this Proxy Statement, as of the date of those documents. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except as required by law.

The unaudited pro forma financial information included herein includes forward-looking statements and is based on estimates and assumptions that are inherently subject to factors such as industry performance, competition, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of the Company, including the factors described under “Cautionary Statement Concerning Forward-Looking Statements”, and other risk factors as disclosed in the Company’s filings with the SEC that could cause actual results to differ materially from those shown below. Stockholders are urged to review the Company’s most recent SEC filings for a description of risk factors with respect to the Company’s business, which is similar in nature to that of the Meridian Companies, as both the Company’s current operations and the Meridian Companies, operate complementary businesses in the same industry and space, namely, developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content.

More information about other potential factors that could affect Golden Matrix’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Golden Matrix’s Annual Report on Form 10-K for the year ended October 31, 2023, which is on file with the SEC and available on the SEC’s website at www.sec.gov. See the section of this Proxy Statement titled “Where You Can Find More Information; Incorporation of Information by Reference”.

MARKET PRICE AND DIVIDEND INFORMATION

Golden Matrix

Golden Matrix’s common stock is currently publicly-traded on the Nasdaq Capital Market under the symbol, “GMGI”.

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The table below sets forth the closing price of Golden Matrix’s common stock on January 11, 2023, the last trading day before public announcement of the execution of the Purchase Agreement, and on [●], 2024, the latest practicable date. The table below also includes the agreed upon price per share that Golden Matrix and the Sellers have agreed to in valuing the consideration payable pursuant to the Purchase Agreement:

Golden Matrix
Price as of January 11, 2023	$4.09
Price as of [●], 2024	[____]
Agreed value of one share of common stock for purposes of the Purchase Agreement(1)	$3.00

(1) The value above is the value of one share of common stock agreed upon by the Sellers and Golden Matrix at the time of the entry into the Purchase Agreement. The parties had previously agreed upon a $3.50 per share value at the time of the entry into the Original Purchase Agreement.

Because the agreed upon value of each share of common stock set forth in the Purchase Agreement and the number of shares issuable to the Sellers will not be adjusted for changes in the market price of Golden Matrix’s common stock and because the agreed upon per share consideration does not currently reflect the trading price of Golden Matrix’s common stock, the total value of shares of common stock issuable to the Sellers at the Closing may not equal the value agreed upon by Golden Matrix and the Sellers. Because the market price of Golden Matrix’s common stock is subject to fluctuation, the market value of the shares of Golden Matrix’s common stock that the Sellers will be entitled to receive pursuant to the Purchase Agreement may increase or decrease. As a result, you should obtain recent market prices of Golden Matrix common stock prior to voting your shares. Please see “Risk Factors.”

As of the close of business on ______ [●], 2024, the latest full trading day prior to the date of this proxy statement, there were 36,615,932 shares of Golden Matrix’s common stock outstanding and entitled to vote, held by approximately 90 holders of record and 1,000 outstanding shares of Series B Voting Preferred Stock held by one holder of record entitled to vote at the Special Meeting. The number of holders of record does not include a substantially greater number of “street name” holders or beneficial holders whose common stock are held of record by banks, brokers and other financial institutions.

Golden Matrix has not paid any cash dividends or dividends on shares of its common stock to date and does not intend to pay any cash dividends prior to the completion of the Purchase. The payment of cash dividends in the future will be dependent upon Golden Matrix’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Purchase. The payment of any cash dividends subsequent to the Purchase will be within the discretion of its board of directors at such time.

You are encouraged to obtain current market prices of Golden Matrix’s common stock in connection with voting your shares.

The Meridian Companies

Historical market price information regarding the Meridian Companies is not provided because there is no public market for their securities.

The Meridian Companies have not adopted a dividend policy with respect to future dividends following the Closing and do not have any present plan to pay any dividends on their ordinary shares in the foreseeable future after the Purchase. The Meridian Companies currently intend to retain most, if not all, of their available funds and any future earnings to operate and expand their business.

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Pursuant to the Purchase Agreement, the Sellers agreed that the Meridian Companies would not declare or pay, and take all reasonable actions to ensure that none of the Meridian Companies declare or pay, any dividends or distributions to their respective stockholders, directly or indirectly, except that the declaration and payment of monthly dividends totaling not more than 1% of the aggregate total available cash (excluding guarantees) of the Meridian Companies to the stockholders of the Meridian Companies, beginning on June 28, 2023, and continuing until the Closing, shall be allowed, provided that the Meridian Companies have at least $10,000,000 of available cash (excluding guarantees) (the “Aggregate Required Closing Cash”) at the Closing (the “Approved Dividends”).

RISK FACTORS

In addition to the other information included and referred to in this Proxy Statement, including the matters addressed in the section titled “Cautionary Statement Regarding Forward-Looking Statements,” you should carefully consider the following risk factors before deciding how to vote your shares of the common stock of Golden Matrix at the Special Meeting. These factors should be considered in conjunction with the other information included in this Proxy Statement and the risk factors described in Golden Matrix’s other filings with the SEC, including our Annual Report on Form 10-K for the year ended October 31, 2023 (the “Annual Report”)(see also “Where You Can Find More Information; Incorporation of Information by Reference”, for information on how to obtain and read such reports). If any of the risks described below, described in our Annual Report, subsequently filed quarterly reports, or otherwise referred to in this Proxy Statement actually materialize, the business, financial condition, results of operations, or prospects of Golden Matrix, or the stock price of Golden Matrix, could be materially and adversely affected.

In addition to the risk factors set forth below relating to the Purchase, we face other risks which are summarized below (and described in greater detail in the Annual Report or subsequently filed quarterly reports), including:

•

Our and the combined company’s need for significant additional financing to grow and expand operations, the availability and the terms of such financing, and potential dilution which may be caused by the availability of such financing, if obtained through the sale of equity or convertible securities;

•	the ability of the Company and the combined company to obtain additional gaming licenses and renew and maintain existing licenses;

•	the Company’s and the combined company’s ability to complete acquisitions and the available funding for such acquisitions; and disruptions caused by acquisitions;

•	the reliance on suppliers of third-party gaming content and the cost of such content;

•	dilution caused by fund raising, the conversion of outstanding preferred stock, fund raising and/or acquisitions;

•

the Company’s and the combined company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market following the Closing, and for the combined company to meet the initial listing standards of the Nasdaq Capital Market, and to have the required initial listing application on Nasdaq be approved at Closing;

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•	the Company’s and the combined company’s expectations for future growth, revenues, and profitability;

•	the Company’s and the combined company’s expectations regarding future plans and timing thereof;

•	the Company’s and the combined company’s reliance on its management;

•	the fact that the Company’s Chief Executive Officer has voting control over the Company and that following the Closing, the Sellers will have voting control over the Company;

•	related party relationships as well as conflicts of interest related thereto;

•

the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, including recessions, decreases in discretionary spending and therefore demand for our products, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s and the combined company’s operations and prospects as a result of increased inflation, increasing interest rates, global conflicts and other events;

•	the Company’s and the combined company’s ability to protect proprietary information;

•	the ability of the Company and the combined company to compete in its market;

•	the Meridian Companies’ and combined company’s operations in the Balkans;

•	dilution caused by efforts to obtain additional financing;

•

the effect of current and future regulation, the Company’s and the combined company’s ability to comply with regulations (both current and future) and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our and the combined company’s business;

•	the risks associated with gaming fraud, user cheating and cyber-attacks;

•	risks associated with systems failures and failures of technology and infrastructure on which the Company’s and the combined company’s programs rely, as well as cybersecurity and hacking risks;

•	foreign exchange and currency risks;

•	the outcome of contingencies, including legal proceedings in the normal course of business;

•	the ability to compete against existing and new competitors;

•	the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and

•

general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s and the combined company’s products, including potential recessions and global economic slowdowns.

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Risks Relating to the Purchase

Golden Matrix and the Sellers may fail to complete the Purchase if certain required conditions, many of which are outside of the Company’s control, are not satisfied.

Completion of the Purchase is subject to various customary closing conditions, including, but not limited to:

•	approval of the issuance of the shares of common stock due pursuant to the terms of the Purchase Agreement by Golden Matrix stockholders,

•	the absence of any order of injunction prohibiting the consummation of the Purchase,

•	no material adverse effect occurring with respect to Golden Matrix or the Meridian Companies,

•	subject to certain exceptions and materiality standards, the accuracy of the representations and warranties of the parties to the Purchase Agreement,

•

the trading of the Company’s common stock on the Nasdaq Capital Market following the Closing, and the approval by Nasdaq of an initial listing application relating to the combined company’s common stock, and

•	performance and compliance by the parties to the Purchase Agreement in all material respects with agreements and covenants contained in the Purchase Agreement.

Many of the conditions to completion of the Purchase are not within either Golden Matrix’s or the Sellers’ control, and none of the parties can predict when, or if, these conditions will be satisfied. If any of these conditions are not satisfied or waived prior to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties, subject to an Automatic Closing Date Extension, it is possible that the Purchase Agreement may be terminated. Although Golden Matrix and the Sellers are committed to closing the Purchase, they may not be able to satisfy or receive the various closing conditions and obtain the necessary approvals in a timely fashion or at all. The Parties have previously extended that outside Closing Date, but there are no assurances that they will do so again.  For additional information, please see “Agreements Related to the Purchase—The Purchase Agreement—Conditions to the Completion of the Purchase.”

The Purchase will require significant management resources.

The implementation of the Purchase will require significant time, attention, and resources of our senior management and others within Golden Matrix, potentially diverting their attention from the conduct of Golden Matrix’s business.

Failure to complete the Purchase could negatively impact Golden Matrix’s stock price and future businesses and financial results.

If the Purchase is not completed, Golden Matrix will be subject to several risks, including the following:

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•	Golden Matrix and its subsidiaries may experience negative reactions from their suppliers, vendors, landlords, joint venture partners and other business partners;

•	certain amounts for which Golden Matrix may be liable under the terms and conditions of the Purchase Agreement, including the Break-Fee;

•	payment for certain costs relating to the Purchase, whether or not the Purchase is completed, such as legal, accounting, financial advisor and printing fees;

•	payment of interest due as a result of any financing required to fund the Purchase, and repayment of any loans incurred in raising capital to fund the Purchase;

•	certain costs relating to the Purchase, whether or not the Purchase is completed, such as legal, accounting, financial advisor and printing fees;

•

negative reactions from the financial markets, including declines in the price of Golden Matrix’s stock due to the fact that current prices may reflect a market assumption that the Purchase will be completed;

•	diverted attention of Company management to the Purchase rather than to Golden Matrix’s operations and pursuit of other opportunities that could have been beneficial to it; and

•	litigation related to any failure to complete the Purchase or related to any enforcement proceeding commenced against Golden Matrix to perform its obligations pursuant to the Purchase Agreement.

If the Purchase is not completed, the risks described above may materialize and they may have a material adverse effect on Golden Matrix’s results of operations, cash flows, financial position and stock price.

Directors and executive officers of Golden Matrix may have interests in the Purchase contemplated by the Purchase Agreement that are different from, or in addition to, those of Golden Matrix stockholders generally.

Certain of the executive officers of Golden Matrix negotiated the terms of the Purchase Agreement and the Golden Matrix Board recommended that Golden Matrix stockholders vote in favor of the Purchase Agreement Proposal, and other Proposals. These directors and officers may have interests in the Purchase that are different from, or in addition to, those of Golden Matrix stockholders generally. These interests include the continued employment of the executive officers of Golden Matrix by the combined company, the continued service of the independent directors of Golden Matrix following the Closing, the treatment in the Purchase of Golden Matrix equity awards held by the Golden Matrix directors and executive officers, certain payments that may become payable to our Chief Executive Officer and Chief Operating Officer upon a qualifying termination of employment in connection with the Purchase in accordance with their existing agreements, and the indemnification of Golden Matrix directors and executive officers by the combined company.

You should be aware of these interests when you consider the recommendation of the Golden Matrix Board that you vote in favor of the Purchase Agreement Proposal and other Proposals at the Special Meeting. The Golden Matrix Board was aware of these interests when it determined that the Purchase Agreement and the Purchase contemplated thereby was advisable and fair to, and in the best interests of, Golden Matrix stockholders and recommended that Golden Matrix stockholders approve and adopt the Purchase Agreement. The interests of Golden Matrix directors and executive officers are described in more detail in “The Purchase—Interests of Certain Persons in the Purchase.”

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Golden Matrix cannot take actions outside of the ordinary course or business, including entering into another acquisition while the Purchase is pending, without the approval of the Sellers.

Pursuant to the Purchase Agreement, until the earlier of the (i) the termination of the Purchase Agreement; and (ii) the Closing, the Company and the Sellers on behalf of the Meridian Companies agreed to only operate in the ordinary course of business, to not enter into any material agreements (other than in the ordinary course of business), to not issue any securities, to not amend their organizational documents, amend or terminate any material agreements, incur any indebtedness, or take certain other actions, without written approval of the others, subject in the case of Golden Matrix, of its right to (a) issue securities upon the settlement, conversion or exercise of outstanding securities and/or convertible securities which are outstanding on the date of the Purchase Agreement, assuming no amendment to the terms thereof, after the date thereof, except in connection with pre-existing anti-dilutive rights, (b) issue up to 500,000 shares of common stock, options or other equity awards, to officers, directors or consultants, under previously established equity incentive plans, pursuant to the terms of such plans, (c) repurchase shares pursuant to the terms of the Company’s previously announced repurchase program, and (d) (i) incur debt in connection with the borrowing of funds to pay the purchase price; and (ii) issue up to 15 million shares of common stock issuable in connection with fund raising activities to pay the purchase price or for general working capital, or issuable upon convertible securities issued in connection therewith, in each of (i) and (ii), subject to the Company obtaining the prior written consent of Sellers (in their sole discretion). Additionally, to the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent, despite the parties best efforts to avoid such a requirement, each of the Company and Sellers are responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith.

These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of Golden Matrix’s stock or assets from considering or proposing that acquisition, even if it were prepared to pay consideration with a higher per share cash or market value than the market value proposed to be received or realized in the Purchase. Similarly, these provisions might result in a potential third-party acquirer proposing to pay a lower price to Golden Matrix stockholders than it might otherwise have proposed to pay because of the added expense of the Break-Fee that may become payable in certain circumstances. If the Purchase Agreement is terminated and we determine to seek another business combination, we may not be able to negotiate a transaction with another party on terms comparable to, or better than, the terms of the Purchase. See also the section of this Proxy Statement titled “Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement”.

The consideration to be received by the Sellers is fixed and will not be adjusted for changes affecting Sellers or Golden Matrix.

The shares of common stock to be issued to the Sellers pursuant to the Purchase Agreement have an agreed value of $3.00 per share (the “Agreed Value”). The total purchase price for the Meridian Companies is up to $331,428,571, which consists of (a) $30,000,000 in cash due at Closing, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to the Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 shares of common stock, due at Closing, valued at $246,425,571, based on the Agreed Value; (c) 1,000 shares of Series C Preferred Stock, which is convertible into 1,000 shares of common stock, valued at $3,000, based on the Agreed Value; (d) $5,000,000 in cash and 5,000,000 shares of common stock (valued at $15,000,000, based on the Agreed Value) due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (e) $20,000,000 in cash, of which $10,000,000 is due 12 months following the Closing and $10,000,000 is due 18 months after the Closing; and (f) $15,000,000 payable by way of the Promissory Notes issuable at Closing, which are due 24 months after the Closing.

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The number of shares of Golden Matrix common stock issuable pursuant to the Purchase, and the value thereof for purposes of the Purchase Agreement, is fixed, which means that it will not change between now and Closing, regardless of whether the market price of Golden Matrix’s common stock changes. The market price of Golden Matrix’s common stock has fluctuated since the date of the announcement of the parties’ entry into the Purchase Agreement and will continue to fluctuate from the date of this Proxy Statement to the date of the Special Meeting through Closing. The market price of shares of Golden Matrix’s common stock may fluctuate during and after these periods as a result of a variety of factors, including general market and economic conditions, changes in Golden Matrix’s and the Meridian Companies’ business, operations and prospects, market assessments of the likelihood that the Purchase will be completed and the actual or perceived value of the Meridian Companies. Such factors are difficult to predict and, in many cases, may be beyond the control of Golden Matrix and Sellers. At the time Golden Matrix stockholders decide whether to approve the Purchase Agreement Proposal, they will not know the exact market value of the shares of Golden Matrix common stock payable to the Sellers pursuant to the Purchase. In the event the value of Golden Matrix’s common stock increases when compared to the Agreed Value, prior to Closing, the value of the shares of Golden Matrix common stock issuable to the Sellers may be significantly higher than the value of such shares on the date the Purchase Agreement was executed by the Sellers and the Company, and could be significantly greater than the value of the Meridian Companies, provided that in the event the value of Golden Matrix’s common stock declines compared to the Agreed Price prior to Closing, the value of the Meridian Companies may be significantly greater than the value of shares of common stock paid for such Meridian Companies. The Purchase Agreement does not include a price-based termination right.

Completion of the Purchase will trigger change in control or other provisions in certain agreements to which Golden Matrix is a party.

The completion of the Purchase will trigger a change in control under certain of the Company’s equity plans (as described in greater detail below under “The Purchase—Stock Options; Restricted Stock Units and Change of Control Events Under our Equity Plans”, and may trigger a change of control, or other provisions in certain agreements to which Golden Matrix is a party. If Golden Matrix is unable to negotiate waivers of those provisions in material agreements, the counterparties may exercise their rights and remedies under the applicable agreements, including in some instances potentially terminating the agreements or seeking monetary damages. Even if Golden Matrix is able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to the combined business.

Golden Matrix will be subject to various uncertainties and contractual restrictions while the Purchase is pending that could adversely affect its business and operations.

Uncertainty about the effect of the Purchase on partners and other persons may have an adverse effect on Golden Matrix’s business, financial condition and results of operations. It is possible that some partners and other persons with whom Golden Matrix has business relationships may delay or defer certain business decisions, or might decide to seek to terminate, change or renegotiate their relationship with Golden Matrix as a result of the Purchase, which could negatively affect Golden Matrix’s financial results, as well as the market price of Golden Matrix stock, regardless of whether the Purchase is completed.

Additionally, under the terms of the Purchase Agreement, Golden Matrix is subject to certain restrictions on the conduct of its business prior to completing the Purchase. The Purchase Agreement obligates Golden Matrix to carry on its business in the ordinary course consistent with past practice. These restrictions could prevent Golden Matrix from pursuing certain business opportunities that arise prior to the Closing Date and are outside the ordinary course of business. Such limitations could negatively affect Golden Matrix’s businesses and operations prior to the completion of the Purchase or termination of the Purchase Agreement.

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Golden Matrix may have difficulty attracting, motivating and retaining executives and other employees in light of the Purchase.

Uncertainty about the effect of the Purchase on Golden Matrix’s employees may impair its ability to attract, retain and motivate personnel until the Purchase is completed. Employee retention may be particularly challenging during the pendency of the Purchase, as employees may feel uncertain about their future roles with the combined organization. In addition, Golden Matrix may have to provide additional compensation in order to retain employees. If employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to become employees of the combined company, the combined company’s ability to realize the anticipated benefits of the Purchase could be adversely affected.

In connection with the Purchase, Golden Matrix may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Golden Matrix.

Although Golden Matrix has conducted extensive due diligence in connection with the Purchase, Golden Matrix cannot assure you that this diligence revealed all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Golden Matrix’s control will not later arise. Even if Golden Matrix’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Golden Matrix’s preliminary risk analysis. Further, as a result of the Purchase, purchase accounting, and the proposed operation of Golden Matrix going forward, Golden Matrix may be required to take write-offs or write-downs, restructuring and impairment or other charges. As a result, Golden Matrix may be forced to write-down or write-off assets or goodwill, restructure its operations, or incur impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Golden Matrix, any or all of which could have a material adverse effect on the value of Golden Matrix’s securities.

The market price of Golden Matrix’s common stock may be volatile, and holders of Golden Matrix’s common stock could lose a significant portion of their investment due to drops in the market price of Golden Matrix’s common stock following completion of the Purchase.

The market price of Golden Matrix’s common stock may be volatile, and following completion of the Purchase, stockholders may not be able to resell their common stock at or above the price at which they acquired the common stock due to fluctuations in its market price, including changes in price caused by factors unrelated to Golden Matrix’s operating performance or prospects.

An active, liquid, and orderly market for Golden Matrix’s common stock may not develop or be sustained. There may be a lack of supply of, or demand for, Golden Matrix common stock. The public float of Golden Matrix’s common stock may be insufficient to meet demand, which could cause the trading price of Golden Matrix’s common stock to rise to an unsustainable level. Further, institutional investors may be discouraged from purchasing Golden Matrix’s common stock if they are unable to purchase a block in the open market due to a potential unwillingness of existing stockholders to sell a sufficient amount of Golden Matrix’s common stock at the price offered by such institutional investors. If institutional investors are unable to purchase Golden Matrix’s common stock, the market for Golden Matrix’s common stock may be more volatile without the influence of long-term institutional investors holding significant amounts of Golden Matrix’s common stock. In the case of a lack of demand for Golden Matrix’s common stock, the trading price of our common stock could decline significantly.

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Specific factors that may have a significant effect on the market price for Golden Matrix’s common stock include, and will continue to include, following the Purchase, among others, the following:

•	changes in stock market analyst recommendations or earnings estimates regarding Golden Matrix’s common stock, other companies comparable to it or companies in the industries they serve;

•	the size and liquidity of Golden Matrix’s public float relative to Golden Matrix’s market capitalization;

•	actual or anticipated fluctuations in Golden Matrix’s operating results or future prospects;

•	reaction to public announcements by Golden Matrix;

•	the ability of Golden Matrix to obtain additional gaming licenses;

•	Golden Matrix’s revenues;

•

the potential effect of economic downturns, recessions, increases in interest rates and inflation, on the Company’s operations and prospects as a result of increased inflation, increasing interest rates, global conflicts and other events;

•

the effect of current and future regulation, Golden Matrix’s ability to comply with regulations (both current and future) and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact its business;

•	the risks associated with gaming fraud, user cheating and cyber-attacks;

•	risks associated with systems failures and failures of technology and infrastructure on which Golden Matrix’s programs rely, as well as cybersecurity and hacking risks;

•	the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments;

•	foreign exchange and currency risks;

•	strategic actions taken by Golden Matrix or its competitors, such as the intended business separations, acquisitions or restructurings;

•

failure of Golden Matrix to achieve the perceived benefits of the Purchase, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;

•	adverse conditions in the financial market or general U.S. or international economic conditions, including those resulting from war, incidents of terrorism and responses to such events; and

•	sales of common stock by Golden Matrix, members of its management team or significant stockholders.

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The opinion of Golden Matrix’s financial advisor will not be updated to reflect changes in circumstances between the date of the opinion, on September 22, 2023, and the completion of the Purchase.

Golden Matrix has not obtained an updated opinion from its financial advisor as of the date of this Proxy Statement, and Golden Matrix does not anticipate asking its financial advisor to update its opinion. Changes in the operations and prospects of Golden Matrix or the Meridian Companies, general market and economic conditions and other factors that may be beyond the control of Golden Matrix or Sellers, and on which Golden Matrix’s financial advisor’s opinion was based, may significantly alter the price of the shares of Golden Matrix common stock by the time the Purchase is completed. The opinion does not speak as of the time of the Purchase will be completed or as of any date other than the date of the opinion. Because Golden Matrix’s financial advisor will not be updating its opinion, which was issued on September 22, 2023, the opinion will not address the fairness of the Purchase consideration from a financial point of view to the Company, at the time the Purchase is completed. Golden Matrix Board’s recommendation that Golden Matrix stockholders vote “FOR” the Purchase Agreement Proposal, however, is made as of the date of this Proxy Statement. For a description of the opinion that Golden Matrix received from its financial advisor, please refer to “The Purchase—Opinion of Rockport Valuation LLC—Financial Advisor to the Board”.

Holders of Golden Matrix common stock will not have appraisal or dissenters’ rights in connection with the Purchase.

Neither Nevada law nor our Articles of Incorporation or Bylaws, each as amended and restated, provide Golden Matrix stockholders with appraisal or dissenters’ rights in connection with the Purchase.

The unaudited pro forma financial information of Golden Matrix included in this Proxy Statement is preliminary and Golden Matrix’s actual financial position or results of operations after the completion of the Purchase may differ materially.

The unaudited pro forma financial information of Golden Matrix in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what Golden Matrix’s actual financial position or results of operations would have been had the Purchase been completed on the dates indicated. The unaudited pro forma financial information reflects adjustments, which are based upon preliminary estimates of the final purchase price adjustments. Accordingly, the final purchase price adjustments may differ materially from what was estimated by Golden Matrix in deriving the pro forma adjustments reflected in this Proxy Statement. See the section of this Proxy Statement titled “Financial Information—Unaudited Pro Forma Consolidated Financial Statements”.

The number of shares of common stock issuable pursuant to the Purchase Agreement will cause significant dilution to existing stockholders and a change of control.

The initial base purchase price for the Meridian Companies is up to $331,428,571, which consists of (a) $30,000,000 in cash due at Closing, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 shares of common stock, due at Closing, valued at $246,425,571, based on the Agreed Value; (c) 1,000 shares of Series C Preferred Stock, which is convertible into 1,000 shares of common stock, valued at $3,000, based on the Agreed Value; (d) $5,000,000 in cash and 5,000,000 shares of common stock (valued at $15,000,000, based on the Agreed Value) due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (e) $20,000,000 in cash, of which $10,000,000 is due 12 months following the Closing and $10,000,000 is due 18 months after the Closing; and (f) $15,000,000 payable by way of the Promissory Notes issuable at Closing, which are due 24 months after the Closing.  As noted above, only $20,000,000 is contingent on future circumstances, meaning $311,428,571 is the minimum base consideration due and payable.

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As a result of the issuance of the Closing Shares, Post-Closing Contingent Shares and Series C Preferred Stock, following the completion of the Purchase (and assuming the issuance of the Post-Closing Contingent Shares), the Sellers will own 70.4% of our outstanding common stock and the current owners of Golden Matrix common stock will own 29.6% of our outstanding common stock (without taking to account shares of common stock issuable upon exercise of options, and assuming no additional shares of common stock are issued prior to Closing) and the Sellers will control 68.2% of our outstanding voting stock and the current owners of Golden Matrix common stock and Series B Voting Preferred Stock will control 31.8% of our outstanding voting stock (without taking to account shares of common stock issuable upon exercise of options, and assuming no additional shares of common stock are issued prior to Closing), in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of  More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. As a result, the total shares of common stock issuable upon closing of the Purchase will cause significant dilution to existing stockholders, and result in a change of control of Golden Matrix.

Additionally, as a result, and subject to the significant limitations in the Voting Agreement, as long as that remains in place (see “Agreements Related to the Purchase—Nominating and Voting Agreement”), the Sellers will have the ability to influence matters affecting our stockholders and will therefore exercise control in determining the outcome of all corporate transactions or other matters, including the election of directors and removal of directors (for so long as they continue to own in aggregate more than 2/3rds of our voting shares), mergers, consolidations, the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. Our current stockholders will, after the Closing, each be a minority stockholder and as such will have little to no say in the direction of the Company and the election of directors (which will be subject to the terms of the Voting Agreement, for so long as that remains in place). Additionally, it will be difficult if not impossible for investors to remove our current directors, which will mean they will remain in control of who serves as officers of the Company as well as whether any changes are made in the Board of Directors (subject to the terms of the Voting Agreement). Additionally, the interests of the Sellers may differ from the interests of the other stockholders and thus result in corporate decisions that are adverse to other stockholders.

Finally, the five-member board of directors of Golden Matrix following the Closing will initially be comprised of one member selected by the Sellers pursuant to the rights of the Series C Preferred Stock and the Nominating and Voting Agreement, which selected director will also serve as the Chairman of the Board, with the further right, subject to certain requirements, for the Sellers to appoint one other member to the Board, which could bring such Seller appointed Board membership up to two members of a five person Board. Consequently, Golden Matrix’s stockholders will be able to exercise less influence over the management and policies of Golden Matrix following the Closing than they currently exercise over the management and policies of Golden Matrix.

Golden Matrix’s stockholders will have a reduced ownership and voting interest in, and will exercise less influence over the management of, the combined company following the completion of the Purchase.

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After the completion of the Purchase, the current stockholders of Golden Matrix will own a significantly smaller percentage of the combined company than their ownership of Golden Matrix prior to the Purchase. At the effective time of the Purchase (and without taking into account the Post-Closing Contingent Shares), Golden Matrix’s equity holders will collectively own approximately 29.6% of the outstanding shares of the combined company and approximately 31.8% of the total voting rights of the combined company, based on the current number of Golden Matrix shares outstanding, and assuming that no other shares of common stock are issued prior to Closing, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of  More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. This calculation does not contemplate outstanding Golden Matrix option awards, which will remain outstanding under their existing terms following the Purchase or shares of common stock issuable upon conversion of outstanding Series B Voting Preferred Stock, which will also remain outstanding following the Closing. In addition, the five-member board of directors of Golden Matrix following the Closing will initially be comprised of one member selected by the Sellers pursuant to the rights of the Series C Preferred Stock and the Nominating and Voting Agreement, which selected director will also serve as the Chairman of the Board, with the further right, subject to certain requirements, for the Sellers to appoint one other member to the Board, which could bring such Seller appointed Board membership up to two members of a five person Board. Consequently, Golden Matrix’s stockholders will be able to exercise less influence over the management and policies of Golden Matrix following the Closing than they currently exercise over the management and policies of Golden Matrix.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees, nominated to the Board by the independent Nominating and Corporate Governance Committee which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”.

Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

Consequently, Golden Matrix’s stockholders will have less influence over the management and policies of Golden Matrix following the Closing than they currently exercise over the management and policies of Golden Matrix, and the Sellers will effectively be in control of Golden Matrix following the Closing.

Golden Matrix’s stockholders may not realize a benefit from the Purchase commensurate with the ownership dilution they will experience in connection with the Purchase.

If Golden Matrix is unable to realize the full strategic and financial benefits anticipated from the Purchase, Golden Matrix’s stockholders will have experienced substantial dilution of their ownership interests without receiving any commensurate benefit, or only receiving part of the commensurate benefit to the extent the combined company is able to realize only part of the strategic and financial benefits currently anticipated from the Purchase.

Golden Matrix may become involved in securities class action or other litigation that could divert management’s attention and harm the combined company’s business, and insurance coverage may not be sufficient to cover all costs and damages.

In the past, securities class action or stockholder derivative litigation often follows certain significant business transactions, such as a material acquisition like the Purchase. The combined company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could adversely affect the combined company’s business.

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Following the Closing, Aleksandar Milovanović will beneficially own greater than 50% of our outstanding shares of common stock, which will cause us to be deemed a “controlled company” under the rules of Nasdaq.

Aleksandar Milovanović, individually, will control over 50% of the voting power of our capital stock following the Closing. As a result, we will be a “controlled company” under the rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, a group or another company is a “controlled company” and can elect to be exempt from certain corporate governance requirements, including requirements that:

●	a majority of the Board of Directors consist of independent directors;

●	the board maintains a nominations committee with prescribed duties and a written charter; and

●	the board maintain a Compensation Committee with prescribed duties and a written charter and comprised solely of independent directors.

As a “controlled company,” we may elect to rely on some or all of these exemptions, although we do not currently intend to take advantage of any of these exemptions. Accordingly, should the interests of Mr. Milovanović differ from those of other stockholders, and/or we choose to take advantage of the “controlled company” exemptions, other stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance standards. Even if we do not avail ourselves of these exemptions in the future, our status as a controlled company could make our common stock less attractive to some investors or otherwise harm our stock price. If we choose to take advantage of the exemptions under the rules of Nasdaq relating to “controlled companies” in the future, you will not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

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Golden Matrix may fail to realize the anticipated benefits of the Purchase and may assume unanticipated liabilities.

The success of the Purchase will depend on, among other things, Golden Matrix’s ability to combine Golden Matrix and the Meridian Companies in a manner that realizes the various benefits, growth opportunities and synergies identified by combining Golden Matrix’s operations with the Meridian Companies. Achieving the anticipated benefits of the Purchase is subject to a number of risks and uncertainties. Golden Matrix will as a result of the Purchase, assume all of the liabilities associated with the Meridian Companies, subject to certain indemnification rights described in the Purchase Agreement (see “Agreements Related to the Purchase—The Purchase Agreement—Indemnification”) and future unknown liabilities could reduce the value of the Meridian Companies or require Golden Matrix to pay significant amounts in the future. Also, it is uncertain whether Golden Matrix and the Meridian Companies can be integrated in an efficient and effective manner.

In addition, the integration of the operations of the Meridian Companies and Golden Matrix following the Purchase will require the attention of Golden Matrix’s management and other personnel, which may distract their attention from Golden Matrix’s day-to-day business and operations and prevent Golden Matrix from realizing benefits from other opportunities. Completing the integration process may be more expensive than anticipated, and Golden Matrix cannot assure you that it will be able to affect the integration of these operations smoothly or efficiently or that the anticipated benefits of the Purchase will be achieved.

The financial analyses and forecasts considered by Golden Matrix and its financial advisor may not be realized, which may adversely affect the market price of Golden Matrix common stock following the completion of the Purchase.

In performing its financial analyses and rendering its opinion regarding fairness, from a financial point of view, of the consideration to be paid by Golden Matrix pursuant to the Purchase, the financial advisor to Golden Matrix relied on, among other things, internal forecasts and cost savings and operating synergies projections provided to it. The forecasts were prepared by, or as directed by, the management of Golden Matrix and Sellers. None of these analyses and forecasts was prepared with a view towards public disclosure or compliance with the published guidelines of the SEC, GAAP, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections are inherently based on various estimates and assumptions that are subject to the judgment of those preparing them. These projections are also subject to significant economic, competitive, industry and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of Golden Matrix and Sellers. There can be no assurance that Golden Matrix’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts, which could have a material impact on the market price of Golden Matrix common stock following the Purchase.

Combining the businesses of Golden Matrix and the Meridian Companies may be more difficult, costly and time-consuming than expected, which may adversely affect the combined company’s results and negatively affect the value of Golden Matrix’s common stock following the Purchase.

Golden Matrix entered into the Purchase Agreement because it believes that combining the business of the Meridian Companies with its current operations will produce benefits and cost savings. However, following the completion of the Purchase, Golden Matrix’s management will need to integrate Golden Matrix’s and the Meridian Companies’ respective operations. The combination will be a complex, costly and time-consuming process, and the management of the combined company may face significant challenges in implementing such integration, many of which may be beyond the control of management, including, without limitation:

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latent impacts resulting from the diversion of Golden Matrix’s management team’s attention from ongoing business concerns as a result of management’s attention to the Purchase and integration of the Meridian Companies;

•	difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects;

•	the possibility of faulty assumptions underlying expectations regarding the integration process, including with respect to the intended tax-efficient transactions;

•	unanticipated issues in integrating accounting, information technology, communications programs, financial procedures and operations, and other systems, procedures and policies;

•	difficulties in managing a larger combined company, addressing differences in business culture and retaining key personnel;

•	difficulties in integrating new employees, and managing a larger workforce;

•	unanticipated changes in applicable laws and regulations;

•	difficulties in managing operations in new jurisdictions, with issues associated with new regulations, language barriers, foreign currency adjustments, and time zones;

•	managing tax costs or inefficiencies associated with integrating the operations of the combined company;

•	coordinating geographically separate organizations; and

•	unforeseen expenses or delays associated with the Purchase.

Some of these factors will be outside of the control of Golden Matrix, and any one of them could result in increased costs and diversion of management’s time and energy, as well as decreases in the amount of expected revenue that could materially impact the business, financial conditions and results of operations of the combined company. The integration process and other disruptions resulting from the Purchase may also adversely affect the combined company’s relationships with employees, suppliers, customers, distributors, licensors and others with whom Golden Matrix has business or other dealings, and difficulties in integrating the businesses of Golden Matrix and the Meridian Companies could harm the reputation of the combined company.

If the combined company is not able to successfully integrate the assets and operations of Golden Matrix and the Meridian Companies in an efficient, cost-effective and timely manner, the anticipated benefits and cost savings of the Purchase may not be realized fully, or at all, or may take longer to realize than expected, and the value of Golden Matrix’s common stock, the revenues, levels of expenses and results of operations may be affected adversely. If the combined company is not able to adequately address integration challenges, the combined company may be unable to successfully integrate the assets and operations of Golden Matrix and the Meridian Companies or realize the anticipated benefits of the Purchase.

Regulatory and other approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that could have an adverse effect on the combined company following the Purchase Agreement.

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Before the Purchase Agreement may be completed, applicable approvals may need to be obtained under certain laws and regulations and from various third parties, including Nasdaq. The terms and conditions of the approvals that are granted may impose requirements, limitations or costs or place restrictions on the conduct of the combined company’s business. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not have the effect of delaying completion of the Purchase Agreement or that obtaining the consent of such regulators or third parties will not result in additional material costs. In addition, any such conditions, terms, obligations or restrictions may result in the delay or abandonment of the Purchase Agreement.

Although the Meridian Companies do not believe that the Purchase will result in a “change of control” (or any similar appellation) which will require a Meridian Company to have to apply for a new gaming license in one of its existing jurisdictions, certain senior executives and/or directors of the Company may have to become licensed in those jurisdictions. As noted below, (i) compliance with the various regulations applicable to online and retail gaming can be costly and time-consuming; (ii) the regulatory authorities in foreign jurisdictions have broad powers with respect to the regulation and licensing of gaming operations; and (iii) such authorities may deny, revoke, suspend, condition or limit licenses of entities and personnel, impose substantial fines, and take other actions, any one of which could have a material adverse effect on the combined company’s business, financial condition, results of operations and prospects. Any delay or failure to obtain or maintain licenses by the combined company or its executive and board personnel in any jurisdiction may prevent it from distributing its offerings, increasing its customer base and/or generating revenues.

The lack of a public market for the Meridian Companies’ shares makes it difficult to determine the fair market value of the Meridian Companies, and the consideration to be issued to the Sellers may exceed the actual value of the Meridian Companies.

The outstanding capital stock of the Meridian Companies is privately held and is not traded on any public market, which makes it difficult to determine the fair market value of the Meridian Companies. There can be no assurances that the consideration to be issued to the Sellers will not exceed the actual value of the Meridian Companies.

The indemnification obligations of the Company pursuant to the Purchase Agreement may be satisfied through the issuance of additional shares of common stock valued at the then fair market value of the Company’s common stock, which may cause significant dilution to existing shareholders.

If the Company is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then the Company agreed to take any and all action necessary to ensure that Sellers (in their capacity as shareholders of the Company) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full. The Purchase Agreement also provides that because it would be inequitable if Sellers’ sole post-Closing remedy was to have a claim subject to indemnification, compensation, or reimbursement from Golden Matrix, because Sellers (as post-Closing shareholders in Golden Matrix) would be paying themselves for such damage/loss (that portion, the “Omitted Recovery”), then if Golden Matrix is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then Golden Matrix is required to take any and all action necessary to ensure that Sellers (in their capacity as shareholders) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full (i.e., for the entirety of their damage/loss, with the Omitted Recovery being zero).

Additionally, at Sellers’ election, and upon delivery of written notice by Sellers, Golden Matrix is required, within ten days, to issue additional shares of common stock of Golden Matrix to the Sellers, at the Fair Market Value (defined below), calculated as of the date the final amount of the Omitted Recovery is determined, in an amount equal to the Omitted Recovery (with any fractional shares rounded up to the nearest whole share). Golden Matrix also agreed to reserve and keep available out of its authorized but unissued shares of common stock such number of its shares of common stock as shall from time to time be sufficient to effect the issuance of shares of common stock in connection with an Omitted Recovery; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient, Golden Matrix is required to take such corporate action as is necessary to increase its authorized but unissued shares of common stock to such number as shall be sufficient. For purposes of the above, the “Fair Market Value” means the greater of (a) the average of the volume weighted average closing price of Golden Matrix’s common stock for the ten trading days prior to the date of determination; and (b) $0.01.

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The issuance of shares of common stock to settle the indemnification obligations of the Company at the option of the Sellers may cause significant dilution to existing shareholders.

Golden Matrix will incur significant costs in connection with the integration of the assets and operations of Golden Matrix and the Meridian Companies.

While Golden Matrix has assumed that a certain level of expenses would be incurred in connection with the Purchase contemplated by the Purchase Agreement, there are many factors beyond its control that could affect the total amount of, or the timing of, anticipated expenses with respect to the integration of the assets and operations of Golden Matrix and the Meridian Companies. Golden Matrix will also incur costs related to formulating and implementing integration plans, including facilities and systems consolidation costs and other employment-related costs.

There may also be additional unanticipated significant costs in connection with the Purchase that the combined company may not recoup. These costs and expenses could reduce the benefits and additional income Golden Matrix expects to achieve from the Purchase. Although Golden Matrix expects that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.

Future sales of Golden Matrix’s common stock in the public market, or the perception that such sales may occur, including as a result of the potential sale of the Offering Shares, could reduce the price of Golden Matrix’s common stock, and any additional capital raised by Golden Matrix through the sale of equity or convertible securities may dilute your ownership in Golden Matrix.

Golden Matrix may raise in one or more private or registered direct offerings of equity, debt or convertible debt, of gross proceeds of up to a maximum of $30,000,000 which could result in the potential issuance of up to 20,000,000 shares of common stock (or other securities convertible into or exercisable for up to 20,000,000 shares of common stock)(collectively, the “Offering Shares” and the “Potential Offerings”). The Offering Shares or the convertible securities which are convertible into the Offering Shares or a portion thereof, including, but not limited to, upon the potential conversion of preferred stock (including dividends thereon) and/or debt securities (including interest and principal thereon), or upon exercise of warrants sold or issued in connection with the Potential Offerings (collectively, the “Offering Securities”), will not be sold at a purchase price, or effective purchase price per share of underlying common stock, equal to more than a 20% effective discount to the Company’s common stock immediately preceding the signing of the binding agreement (the “Closing Price”), in each case subject to customary adjustments for stock splits and reverse stock splits. Notwithstanding the foregoing, the Offering Securities may include a variable or default provision which results in the adjustment of the conversion rate/price thereof, provided that such adjustment will not result in a decrease of the conversion price/rate of such Offering Securities in an amount equal to more than a 85% discount from the Closing Price of the Company’s common stock at the time the binding agreement relating thereto is entered into, in each case subject to customary adjustments for stock splits and reverse stock splits. As discussed in further detail under “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”. Additionally, while all 82,141,857 shares of common stock issuable to the Sellers at the Closing (not including up to an additional 5,001,000 shares of common stock issuable as part of the Post-Closing Contingent Shares, and upon conversion of the Series C Preferred Stock) will initially be restricted from immediate resale under the federal securities laws, Golden Matrix may take steps to register such shares in the future, and such shares are expected, regardless of whether or not they are registered, to be eligible for sale pursuant to Rule 144 of the Securities Act, six months following the Closing, subject to the Company’s continued compliance with its Exchange Act reporting requirements, subject to applicable Rule 144 volume limitations as long as such shares are held by affiliates of the Company.

Golden Matrix cannot predict the size of future issuances of Golden Matrix’s common stock or securities convertible into common stock, or sales thereof, or the effect, if any, that future issuances and sales of shares of Golden Matrix’s common stock will have on the market price of Golden Matrix’s common stock. Sales of substantial amounts of Golden Matrix’s common stock (including shares issued in connection with the Purchase), or the perception that such sales could occur, may adversely affect prevailing market prices of Golden Matrix’s common stock.

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The Sellers have the sole right to approve the form of, and terms of, the funding that the Company may be required to raise in connection with the transaction, and also have the sole right to approve the amount of the Allocated Closing Cash Portion, if any.

The Sellers have the sole right to approve the form of, and terms of, the funding that the Company may be required to raise in connection with the transaction, and also have the sole right to approve the amount of the Allocated Closing Cash Portion, if any. (discussed below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”).

As a result, the Sellers will control whether the Company is able to raise sufficient funding to complete the Purchase, and will be able to dictate the terms of such funding. The Sellers will also have the sole right to determine whether any portion of the Meridian Companies’ cash on hand at Closing may be used to pay a portion of the purchase price payable by Golden Matrix at the closing. Such approvals may not be provided timely, may not be provided at all, or could be conditioned on other events, or require the Company to make other concessions. Consequently, unless the Company has sufficient cash on hand to pay the closing cash consideration in full, we expect the Sellers will be able to postpone the Closing or cause the Company to be unable to Close the transaction, if they desire, or if they require. The Sellers will also dictate the type of funding and terms thereof (including any dilution associated therewith), and the Sellers’ interests may be different from, or even adverse to, the Company’s current shareholders.

The result of the rights discussed above may make it harder for the Company to close the Purchase, prevent the Purchase from closing, or make it costlier for the Company to raise the funding required to complete the Purchase.

Risk Factors Related to the Meridian Companies and the Combined Company

Economic downturns and adverse political and market conditions beyond the Meridian Companies’ or the combined company’s control could adversely negatively affect their business, financial condition and results of operations.

The Meridian Companies’ or the combined company’s financial performance is subject to European, African, South American, Asian Pacific and Mexican economic conditions and their impact on levels of spending by consumers and customers, particularly discretionary spending for entertainment, gaming and leisure activities. Demand for their products may also decline as a result of an economic downturn, or economic uncertainty in their key markets, particularly in Europe, Africa, South America, Asia Pacific and Mexico. Economic recessions have had, and may continue to have, far reaching adverse consequences across industries, including the global entertainment and gaming industries, which may adversely affect the Meridian Companies’ or the combined company’s business and financial condition. There is currently substantial uncertainty about the strength of the European, African, and Central and South American economies, which may currently or in the near term be in a recession and have experienced rapid increases in uncertainty about the pace of potential recovery. A continued economic downturn or recession, or slowing or stalled recovery therefrom, may have a material adverse effect on the Meridian Companies’ or the combined company’s business, financial condition, results of operations or prospects.

In addition, changes in general market, economic, and political conditions in domestic and foreign economies or financial markets, including fluctuation in stock markets resulting from, among other things, trends in the economy and inflation, as are being currently experienced in certain countries, may reduce users’ disposable income. Any one of these changes could have a material adverse effect on the Meridian Companies’ or the combined company’s business, financial condition, results of operations or prospects.

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Additionally, their business depends on the overall demand for gaming platforms, systems and gaming content and other technology offerings, and on the economic health of customers that benefit from their products. Economic downturns or unstable market conditions may cause customers to decrease their spending on their products and adversely affect their business, financial condition and results of operations (although sometimes, paradoxically, it has the opposite effect). Similarly, economic downturns could also decrease the amount of disposable income end-users have available for gaming platforms, systems and gaming content. Additionally, as described above, public health crises may disrupt the operations of their customers and partners for an unknown period of time, including as a result of travel restrictions and/or business shutdowns, all of which could negatively impact their business and results of operations, including cash flows.

Economic uncertainty may affect consumer purchases of discretionary items, which has affected and may continue to adversely affect demand for the Meridian Companies’ or the combined company’s products and services.

The Meridian Companies’ or the combined company’s products and services may be considered discretionary items for consumers. Factors affecting the level of consumer spending for such discretionary items include general economic conditions and other factors such as consumer confidence in future economic conditions, fears of recession and trade wars, the price of energy, fluctuating interest rates, the availability and cost of consumer credit, the availability and timing of government stimulus programs, levels of unemployment, inflation, and tax rates. As global economic conditions continue to be volatile or economic uncertainty remains, and with increasing inflation and interest rates, trends in consumer discretionary spending also remain unpredictable and subject to reductions as a result of significant increases in employment, financial market instability, and uncertainties about the future. Unfavorable economic conditions have led, and in the future may lead, consumers to reduce their spending on gaming products and services, which in turn leads to a decrease in the demand for their products and services. Consumer demand for the products and services of the Meridian Companies or the combined company may decline as a result of an economic downturn, or economic uncertainty. Their sensitivity to economic cycles and any related fluctuation in consumer demand may have a material adverse effect on their business, results of operations, and financial condition.

In February 2022, an armed conflict escalated between Russia and Ukraine. The sanctions announced by the United States and other countries against Russia and Belarus following Russia’s invasion of Ukraine to date include restrictions on selling or importing goods, services, or technology in or from affected regions and travel bans and asset freezes impacting connected individuals and political, military, business, and financial organizations in Russia and Belarus. The United States and other countries could impose wider sanctions and take other actions should the conflict further escalate. Separately, in October 2023, Israel and certain Iranian-backed Palestinian forces began an armed conflict in Israel, the Gaza Strip, and surrounding areas. Although the Meridian Companies and the combined company do not currently, and do not plan to, do business in Russia, Belarus, Ukraine, or Israel, it is not possible to predict the broader consequences of these ongoing conflicts, which could include further sanctions, embargoes, regional instability, and geopolitical shifts. It is also not possible to predict with certainty these ongoing conflicts and additional adverse effects on existing macroeconomic conditions, consumer spending habits, currency exchange rates, and financial markets, all of which have impacted and could further impact the business, financial condition, and results of operations of the Meridian Companies or the combined company.

A reduction in discretionary consumer spending, from an economic downturn or disruption of financial markets or other factors, could negatively impact the financial performance of the Meridian Companies or the combined company.

Gaming and other leisure activities that their customers offer represent discretionary expenditures and players’ participation in those activities may decline if discretionary consumer spending declines, including during economic downturns, when consumers generally earn less disposable income. Changes in discretionary consumer spending or consumer preferences are driven by factors beyond their control, such as:

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•	perceived or actual general economic conditions;
•	fears of recession and changes in consumer confidence in the economy;
•	high energy, fuel and other commodity costs;
•	the potential for bank failures or other financial crises;
•	a soft job market;
•	an actual or perceived decrease in disposable consumer income and wealth;
•	increases in taxes, including gaming taxes or fees; and
•	terrorist attacks or other global events.

During periods of economic contraction, their revenues may decrease while most of their costs remain fixed and some costs even increase, resulting in decreased earnings.

The Meridian Companies’ and the combined company’s financial performance is, and will be, subject to European, African, Central and South American, Asian Pacific and Mexican economic conditions and their impact on levels of spending by consumers and customers, particularly discretionary spending for entertainment, gaming and leisure activities. Economic recessions may have adverse consequences across industries, including the global entertainment and gaming industries, which may adversely affect the Meridian Companies’ or the combined company’s business and financial condition. There is substantial uncertainty about the strength of the European, African, Central and South American, Asian Pacific and Mexican economies, which may currently or in the near term be in a recession and have experienced rapid increases in uncertainty about the pace of potential recovery. In addition, changes in general market, economic and political conditions in domestic and foreign economies or financial markets, including fluctuation in stock markets resulting from, among other things, trends in the economy and inflation, as are being currently experienced, may reduce users’ disposable income.

We believe that their business will continue to be resilient through a continued economic downturn or recession, or slowing or stalled recovery therefrom, and that the combined company will have the liquidity to address the combined company’s financial obligations and alleviate possible adverse effects on the combined company’s business, financial condition, results of operations or prospects.

The Meridian Companies’ or combined company’s ongoing investments in new products, services, and technologies is inherently risky, and could divert management attention and harm their financial condition and operating results.

The Meridian Companies have, and the combined company is expected to, invest in new products, services, and technologies. Such investments ultimately may not be commercially viable or may not result in an adequate return of capital and, in pursuing new strategies, the entities may incur unanticipated liabilities. These endeavors may involve significant risks and uncertainties, including diversion of resources and management attention from then current operations. In addition, new and evolving products and services, raise technological, legal, regulatory, and other challenges, which may negatively affect the combined company’s brand and demand for its products and services. Because all of these new ventures are inherently risky, no assurance can be given that such strategies and offerings will be successful and will not harm the reputation, financial condition, and operating results of the combined company.

The Meridian Companies operate and the combined company will operate in a rapidly evolving industry and if they fail to successfully develop, market or sell new products or adopt new technology, it could materially adversely affect their results of operations and financial condition.

The Meridian Companies compete, and the combined company will compete, in a market characterized by rapid technological advances and will compete in a market characterized by rapid technological advances, evolving standards in software technology and frequent new product introductions and enhancements that may render existing products and services obsolete. Competitors are continuously upgrading their product offerings with new features, functions and content. In addition, while they attempt to continuously refine their software and technology offerings to address regulatory changes in the markets in which they operate and plan to operate. In order to remain competitive, the combined company will need to continuously modify and enhance its technology platform and service offerings. The combined company may not be able to respond to rapid technological changes in its industry. In addition, the introduction of new products or updated versions of existing products has inherent risks, including, but not limited to, risks concerning:

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•	product quality, including the possibility of software defects, which could result in claims against us or the inability to sell their products;
•	the accuracy of their estimates of customer demand, and the fit of the new products and features with a customer’s needs;
•	the need to educate their personnel to work with the new products and features, which may strain their resources and lengthen sales;
•	market acceptance of initial product releases; and
•	competitor product introductions or regulatory changes that render their new products obsolete.

The combined company may not be successful in creating new technology for its products in the future. The combined company may encounter errors resulting from a significant rewrite of software code. In addition, as the combined company transitions to newer technology platforms for its products, its customers may encounter difficulties in the upgrade process, which could cause the combined company to lose revenue.

Developing, enhancing and localizing software is expensive, and the investment in product development may involve a long payback cycle. The Meridian Companies’ and the combined company’s future plans include additional investments in development of their software and other intellectual property. Such entities will need to continue to dedicate a significant amount of resources to development efforts to maintain their competitive position. However, the combined company may not receive significant revenue from these investments for several years, if at all. In addition, as the combined company or its competitors introduce new or enhanced products, the demand for the combined company’s products, particularly older versions of their products may decline.

The combined company will be required to re-meet the initial listing standards of The Nasdaq Capital Market to close the Purchase.

The closing of the Purchase requires that the Company requalify for initial listing on The Nasdaq Capital Market as of the date of the Closing of the Purchase, pursuant to the applicable guidance and requirements of Nasdaq. The Nasdaq Capital Market initial listing standards include more stringent requirements than The Nasdaq Capital Market continued listing standards.

The Nasdaq Capital Market initial listing standards require that issuers meet one of the following tests: (1) $750,000 of pre-tax income (in either the last fiscal year or two of the three most recent years), $5 million of public float, $4 million of stockholders’ equity and a minimum bid of $4.00 per share; (2) $15 million of public float, $5 million of stockholders’ equity, a minimum bid price of $4.00 per share price and 2 years of operating history; or (3) a $50 million market cap; $15 million of public float, $4 million of stockholders’ equity, and a minimum bid price of $4.00 per share price, plus in each case 300 round lot stockholders and 1,000,000 shares of total public float, with at least half of such required number of round lot stockholders holding unregistered securities with a minimum value of $2,500. As an alternative to the minimum bid price per share of $4.00, a company can meet a minimum closing price of $3.00 per share ($2.00 per share under the listing standard discussed in (3) above) if the company has (i) average annual revenues of $6 million for three years, (ii) net tangible assets of $5 million or (iii) net tangible assets of $2 million and a 3-year operating history, which requirements we believe will be met at Closing, in addition to satisfying the other financial and liquidity requirements listed above. Currently traded companies qualifying under standard (2) above must meet the $50 million market value of listed securities and the applicable bid price requirement for 90 consecutive trading days before applying.

We have not filed a new initial listing application to date, but such listing application has not been approved by Nasdaq and Nasdaq may not approve such listing application.  We may not be able to re-meet the initial listing standards described above prior to or upon closing of the Purchase, which is a required condition to closing the Purchase, and such initial listing application may not be approved by Nasdaq. Furthermore, even if Nasdaq does approve our application, such closing condition may delay the Closing.

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If the Meridian Companies and the combined company are not able to compete effectively against companies with greater resources, their prospects for future success will be jeopardized.

The gaming platforms, systems and gaming content industries are highly competitive. The Meridian Companies compete, and the combined company will compete, with numerous local competitors for such services. Many of their competitors are larger, more established companies with greater resources to devote to marketing, as well as greater brand recognition. Moreover, if one or more of their competitors or suppliers were to merge, the change in the competitive landscape could adversely affect their competitive position. If they do not compete effectively, their net sales, margins, and profitability and their future prospects for success may be harmed.

Changes in ownership of competitors or consolidations within the gaming industry may negatively impact pricing and lead to downward pricing pressures which could reduce the revenue of the Meridian Companies and the combined company.

A decline in demand for the products and services of the Meridian Companies and the combined company in the gaming industry could adversely affect their business. Demand for their products and services is driven primarily by the expansion of existing online gaming, and the expansion of new channels of distribution, such as online gaming via cellphones and other devices. Additionally, consolidation within the online gambling market could result in the Meridian Companies and the combined company facing competition from larger combined entities, which may benefit from greater resources and economies of scale. Also, any fragmentation within the industry creating a number of smaller, independent operators with fewer resources could also adversely affect their business as these operators might cause a further slowdown in the replacement cycle for their products.

The online gaming industry is highly competitive, and if the Meridian Companies or the combined company fails to compete effectively, they could experience price reductions, reduced margins or loss of revenues.

The online gaming industry is highly competitive. A number of companies offer products and services that are similar to their products and services of, and target the same markets as, the Meridian Companies do, and which the combined company will. Certain of their current and potential competitors have longer operating histories, significantly greater financial, technical and marketing resources, greater name recognition, broader or more integrated product offerings, larger technical staffs and a larger installed customer base than they do. These competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements, develop superior products, and devote greater resources to the development, promotion and sale of their products than they can.

Because of the rapid growth of the gaming industry, and the relatively low capital barriers to entry in the software industry, the Meridian Companies and the combined company expect additional competition from other established and emerging companies. Additionally, their competitors could combine or merge to become more formidable competitors or may adapt more quickly than they can to new technologies, evolving industry trends and changing customer requirements. If they fail to compete effectively, (a) they could be compelled to reduce prices in order to be competitive, which could reduce margins, or (b) they would lose market share, any of which could materially adversely affect their strategy, their business, results of operations and financial condition.

Competition within the global entertainment and gaming industries is intense and the existing and future offerings of the Meridian Companies and the combined company may not be able to compete against other competing forms of entertainment such as television, movies and sporting events, as well as other entertainment and gaming options on the Internet. If their offerings do not continue to be popular, their business could be harmed.

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The Meridian Companies operate, and the combined company will operate, in the global entertainment and gaming industries. The users of their offerings face a vast array of entertainment choices. Other forms of entertainment, such as television, movies, sporting events and in-person casinos, are more well established and may be perceived by their users to offer greater variety, affordability, interactivity and enjoyment. Their products and services compete with these other forms of entertainment for the discretionary time and income of end users. If they are unable to sustain sufficient interest in their products, services and offerings in comparison to other forms of entertainment, including new forms of entertainment, their business model may not continue to be viable.

The Meridian Companies face, and the combined company will face, the risk of fraud, theft, and cheating.

The Meridian Companies face, and the combined company will face, the risk that third-parties, employees or consultants may attempt or commit fraud or theft or cheat using their products. Such risks include backdoors, nefarious code and other efforts. Failure to discover such acts or schemes in a timely manner could result in losses in their operations and those of their customers. Negative publicity related to such acts or schemes could have an adverse effect on their reputation, potentially causing a material adverse effect on their business.

The Meridian Companies face, and the combined company will face, cyber security risks that could result in damage to their reputation and/or subject them to fines, payment of damages, lawsuits and restrictions on their use of data.

The information systems and data of the Meridian Companies and the combined company, including those they maintain with their third-party service providers, may be subject to cyber security breaches in the future. Computer programmers and hackers may be able to penetrate their network security and misappropriate, copy or pirate their confidential information or that of third parties, create system disruptions or cause interruptions or shutdowns of their internal systems and services. Their website may become subject to denial-of-service attacks, where a website is bombarded with information requests eventually causing the website to overload, resulting in a delay or disruption of service. Computer programmers and hackers also may be able to develop and deploy viruses, worms and other malicious software programs that attack their products or otherwise exploit any security vulnerabilities of their products. Also, there is a growing trend of advanced persistent threats being launched by organized and coordinated groups against corporate networks to breach security for malicious purposes.

The techniques used to obtain unauthorized, improper, or illegal access to their systems, their data or customers’ data, disable or degrade service, or sabotage systems are constantly evolving and have become increasingly complex and sophisticated, may be difficult to detect quickly, and often are not recognized or detected until after they have been launched. Although the Meridian Companies have developed, and the combined company plans to develop, systems and processes designed to protect their data and customer data and to prevent data loss and other security breaches and expect to continue to expend significant resources to bolster these protections, there can be no assurance that these security measures will provide absolute security.

Disruptions in the availability of their computer systems, through cyber-attacks or otherwise, could damage their computer or telecommunications systems, impact their ability to service their customers, adversely affect their operations and results of operations, and have an adverse effect on their reputation. The costs to eliminate or alleviate security problems, bugs, viruses, worms, malicious software programs and security vulnerabilities could be significant, and the efforts to address these problems could result in interruptions, delays, cessation of service and loss of existing or potential customers and may impede their sales, distribution and other critical functions. They may also be subject to regulatory penalties and litigation by customers and other parties whose information has been compromised, all of which could have a material adverse effect on their business, results of operations and cash flows.

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Systems failures and resulting interruptions in the availability of the Meridian Companies’ or combined company’s websites, applications, products, or services could harm their business.

The systems of the Meridian Companies and/or the combined company may experience service interruptions or degradation because of hardware and software defects or malfunctions, distributed denial-of-service and other cyberattacks, human error, earthquakes, hurricanes, floods, fires, and other natural disasters, power losses, disruptions in telecommunications services, fraud, military or political conflicts, terrorist attacks, computer viruses or other malware, or other events. Some of their systems are not, and will not be, fully redundant, and their disaster recovery planning may not be sufficient for all eventualities.

A prolonged interruption in the availability or reduction in the availability, speed, or functionality of their products and services will result in a loss of revenue and could materially harm their business. Frequent or persistent interruptions in their services could cause current or potential customers to believe that their systems are unreliable, leading them to switch to their competitors or to avoid or reduce the use of their products and services, and could permanently harm their reputation and brands. Moreover, if any system failure or similar event results in damages to their customers or their business partners, these customers or partners could seek significant compensation or contractual penalties from us for their losses, and those claims, even if unsuccessful, would likely be time-consuming and costly for them to address.

The full-time availability and expeditious delivery of the products and services of the Meridian Companies and the combined company is, and will be, a critical part of their offerings to their consumers. The Meridian Companies continually refine, and the combined company is expected to continually refine, their technology, implementing system upgrades. Despite network security, disaster recovery and systems management measures in place, they may encounter unexpected general systems outages or failures that may affect their ability to conduct development activities, provide maintenance services for their products and services, manage their contractual arrangements, accurately and efficiently maintain their books and records, record their transactions, provide critical information to their management and prepare their consolidated financial statements. Additionally, these unexpected systems outages or failures may require additional personnel and financial resources, disrupt their business or cause delays in the reporting of their financial results. They may also be required to modify, enhance, upgrade or implement new systems, procedures and controls to reflect changes in their business or technological advancements, which could cause them to incur additional costs and require additional management attention, placing burdens on their internal resources.

The Meridian Companies also rely, and the combined company will rely, on facilities, components, and services supplied by third parties, including data center facilities and cloud storage services. If these third parties cease to provide the facilities or services, experience operational interference or disruptions, breach their agreements with them, fail to perform their obligations and meet their expectations, or experience a cybersecurity incident, their operations could be disrupted or otherwise negatively affected, which could result in customer dissatisfaction and damage to their reputation and brands, and materially and adversely affect their business. The Meridian Companies do not, and the combined company will not, carry business interruption insurance sufficient to compensate them for all losses that may result from interruptions in their service as a result of systems failures and similar events.

There may be losses or unauthorized access to or releases of confidential information, including personally identifiable information, that could subject the Meridian Companies or the combined company to significant reputational, financial, legal and operational consequences.

The Meridian Companies require, and the combined company’s business will require, them to use, transmit and store confidential information including, among other things, personally identifiable information (“PII”) with respect to customers and employees. The Meridian Companies devote, and the combined company is expected to devote, significant resources to network and data security, including through the use of encryption and other security measures intended to protect their systems and data. But these measures cannot provide absolute security, and losses or unauthorized access to or releases of confidential information occur and could materially adversely affect the Meridian Companies’ or the combined company’s reputation, financial condition and operating results. The Meridian Companies’ or the combined company’s business also requires them to share confidential information with third parties. Although they take and/or are expected to take, steps to secure confidential information that is provided to third parties, such measures are not always, and may not always be, effective and losses or unauthorized access to or releases of confidential information occur and may occur in the future, and could materially adversely affect the Meridian Companies’ or the combined company’s reputation, financial condition and operating results.

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For example, they may experience a security breach impacting their information technology systems that compromises the confidentiality, integrity or availability of confidential information. Such an incident could, among other things, impair their ability to attract and retain customers for their products and services, impact the combined company’s stock price, materially damage supplier relationships, and expose the Meridian Companies or the combined company to litigation or government investigations, which could result in penalties, fines or judgments against them.

The Meridian Companies have implemented, and the combined company is expected to implement, systems and processes intended to secure their information technology systems and prevent unauthorized access to or loss of sensitive data. As with all companies, these security measures may not be sufficient for all eventualities and may be vulnerable to hacking, employee error, malfeasance, system error, faulty password management or other irregularities. In addition to the risks relating to general confidential information described above, they are also subject to specific obligations relating to payment card data. Under payment card rules and obligations, if cardholder information is potentially compromised, the Meridian Companies or the combined company could be liable for associated investigatory expenses and could also incur significant fees or fines if the Meridian Companies or the combined company fails to follow payment card industry data security standards. The Meridian Companies or the combined company could also experience a significant increase in payment card transaction costs or lose the ability to process payment cards if it fails to follow payment card industry data security standards, which would materially adversely affect the Meridian Companies’ or the combined company’s reputation, financial condition and operating results.

The Meridian Companies have, and the combined company will have, business operations located in non-U.S. countries which subject them, and will subject it to, additional costs and risks that could adversely affect their operating results.

All of the operations of the Meridian Companies take place outside of the U.S., and all of the operations of the combined company are initially expected to take place outside of the U.S. Compliance with international laws and regulations that apply to their international operations likely involves some cost savings (e.g., compliance in an African country may cost less than U.S. compliance), while involving cost increases in other respects.  However, Golden Matrix’s ultimate goal is to move into regulated U.S. markets in the future. As a result of their international operations, they are subject to, and will be subject to, a variety of risks and challenges in managing an organization operating in various countries, including those related to:

•	challenges caused by distance as well as language and cultural differences;
•	general economic conditions in each country or region;
•	regulatory changes;
•	political unrest, terrorism and the potential for other hostilities;
•	public health risks, particularly in areas in which we have significant operations;
•	longer payment cycles and difficulties in collecting accounts receivable;
•	difficulties in transferring funds from certain countries;
•	laws such as the UK Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act, and local laws which also prohibit corrupt payments to governmental officials; and
•	reduced protection for intellectual property rights in some countries.

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If they are unable to expand or adequately staff and manage their existing development operations located outside of the U.S., they may not realize, in whole or in part, the anticipated benefits from these initiatives (including lower development expenses), which in turn could materially adversely affect their business, financial condition, and results of operations.

Other than Slovenia and Croatia, none of the Balkan nations have been offered membership in the European Union.  However, Serbia was granted formal “EU candidate status” in 2012 and has been in formal accession negotiations since 2014.  If Serbia were to join the European Union, the costs entailed in complying with newly-applicable European regulations could be significant and that could in turn materially adversely affect the Meridian Companies’ business, financial condition, and results of operations.

The results of operations of the Meridian Companies and the combined company may be adversely affected by fluctuations in currency values.

The Meridian Companies receive, and the combined company will receive, revenues and expend and will expend expenses in currencies other than the U.S. dollar, including Serbian Dinar (RSD), European Union Euros (EUR), British Pound Sterling (GBP), Bosnia-Herzegovina Convertible Mark (BAM), Peruvian So (PEN), and Tanzanian Shilling (TZS). Changes in the value of the currencies they receive revenues and pay expenses in, versus each other, and the U.S. dollar, could result in an adverse charge being recorded to the combined company’s income statement. Our currency remeasurement gains and losses are charged against earnings in the period incurred.

The Meridian Companies depend on, and the combined company expects to depend on, the services of key personnel to execute their business strategy. If they lose the services of their key personnel or are unable to attract and retain other qualified personnel, they may be unable to operate their business effectively.

We believe that the future success of the Meridian Companies and the combined company will depend on the services of a number of key management and operating personnel. Some of these key employees have strong relationships with their customers and their business may be harmed if these employees leave. In addition, the ability of the Meridian Companies and the combined company to manage growth depends, in part, on their ability to identify, hire and retain additional qualified employees. The Meridian Companies face, and the combined company will face, intense competition for qualified individuals from numerous technologies, software and service companies. If they are unsuccessful in attracting and retaining these key management and operating personnel, their ability to operate their business effectively could be negatively impacted and their business, operating results and financial condition would be materially adversely affected.

The Meridian Companies rely on, and the combined company expects to rely on, third party cloud services and such providers or services have in the past, and may in the future, encounter technical problems and service interruptions.

The Meridian Companies host, and the combined company is expected to host, their services on a combination of proprietary and cloud servers. Such servers have in the past and may in the future experience slower response times or interruptions as a result of increased traffic or other reasons. The Meridian Companies do not, and the combined company will not, have control over the operations of the facilities or infrastructure of the third-party service providers that they use. Such third parties’ facilities are vulnerable to damage or interruption from natural disasters, cybersecurity attacks, terrorist attacks, power outages and similar events or acts of misconduct. The continuing and uninterrupted performance of the Meridian Companies’ and the combined company’s platform will be critical to their success. The Meridian Companies have experienced, and the combined company in the future may experience, interruptions, delays and outages in service and availability from these third-party service providers from time to time due to a variety of factors, including infrastructure changes, human or software errors, website hosting disruptions and capacity constraints. In addition, any changes in these third parties’ service levels may adversely affect their ability to meet the requirements of the Meridian Companies’ and the combined company’s users. Since their platform’s continuing and uninterrupted performance is critical to their success, sustained or repeated system failures would reduce the attractiveness of their offerings. It may become increasingly difficult to maintain and improve their performance, especially during peak usage times, as the combined company expands, and the usage of its offerings increases. Any negative publicity arising from these disruptions could harm their reputation and brand and may adversely affect the usage of their offerings. Any of the above circumstances or events may harm their reputation, reduce the availability or usage of their platform, lead to a significant loss of revenue, increase their costs, and impair their ability to attract new customers, any of which could adversely affect their business, financial condition, and results of operations.

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The operations of the Meridian Companies rely, and the combined company will rely, heavily on an uninterrupted supply of electrical power.

Any unscheduled disruption in the supply of electrical power to the Meridian Companies or the combined company, their customers or their service providers, or the Internet in general, could result in an immediate, and possibly substantial, loss of revenues due to a shutdown of their operations, those of their customers or service providers. In the event such electrical power were to be out for a prolonged period of time, it could prevent the Meridian Companies and the combined company from generating revenues, result in a decrease in demand for their services or result in lawsuits or other litigation against them.

The business of the Meridian Companies and the combined company is vulnerable to changing economic conditions and to other factors that adversely affect the industries in which they operate.

The demand for entertainment and leisure activities tends to be highly sensitive to changes in consumers’ disposable income, and thus can be affected by changes in the economy and consumer tastes, both of which are difficult to predict and beyond the control of the Meridian Companies or the combined company. Unfavorable changes in general economic conditions, including recessions, economic slowdown, sustained high levels of unemployment, and increasing fuel or transportation costs, may reduce customers’ disposable income or result in fewer individuals visiting casinos, whether land-based or online, or otherwise engaging in entertainment and leisure activities, including gaming. As a result, the Meridian Companies and the combined company cannot ensure that demand for their products or services will remain constant. Continued or renewed adverse developments affecting economies throughout the world, including a general tightening of availability of credit, decreased liquidity in many financial markets, increasing interest rates, increasing energy costs, acts of war or terrorism, transportation disruptions, natural disasters, declining consumer confidence, sustained high levels of unemployment or significant declines in stock markets, could lead to a further reduction in discretionary spending on leisure activities, such as gaming. Any significant or prolonged decrease in consumer spending on entertainment or leisure activities could reduce the Meridian Companies’ or the combined company’s cash flows and revenues. If the Meridian Companies or the combined company experience a significant unexpected decrease in demand for their products, they could incur losses.

The Meridian Companies’ or the combined company’s results of operations could be affected by natural events in the locations in which they operate or where their customers or service providers operate and they do not currently have, and are not expected to have, insurance in place to mitigate such risks.

The Meridian Companies, the combined company, their customers, and their service providers have, and will have, operations in locations subject to natural occurrences such as severe weather and other geological events, including hurricanes, earthquakes, or floods that could disrupt operations. Any serious disruption at any of their facilities or the facilities of their customers or service providers due to a natural disaster could have a material adverse effect on their revenues and increase their costs and expenses. If there is a natural disaster or other serious disruption at any of their facilities, it could cause a significant disruption to their operations, cause them to incur significant costs to relocate or re-establish these functions and negatively impact their operating results. While we intend to seek insurance against certain business interruption risks, the Meridian Companies do not currently have and the combined company is not expected to have, any insurance in place and any eventual insurance may not adequately compensate us for any losses incurred as a result of natural or other disasters. In addition, any natural disaster that results in a prolonged disruption to the operations of customers or suppliers may adversely affect our business, results of operations or financial condition.

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The insurance coverage of the Meridian Companies and the combined company may not be adequate to cover all possible losses that they could suffer, and their insurance costs may increase.

The Meridian Companies have, and the combined company will have, insurance policies with coverage features and insured limits that they believe are customary in their breadth and scope. However, in the event of a substantial loss, the insurance coverage that the combined company carries may not be sufficient to pay the full market value or replacement cost of its lost investment or could result in certain losses being totally uninsured. Market forces beyond their control may limit the scope of the insurance coverage they can obtain in the future or their ability to obtain coverage at reasonable rates, including officer and director insurance, which the combined company may be unable to obtain on favorable terms, if at all. Certain catastrophic losses may be uninsurable or too expensive to justify obtaining insurance. As a result, if the combined company were to suffer such a catastrophic loss it could have a material adverse effect on the operations of, and prospects of, the combined company and we may not be successful in obtaining future insurance without increases in cost or decreases in coverage levels.

There is a risk that the Meridian Companies’ or the combined company’s network systems will be unable to meet the growing demand for its products and services.

The growth of internet usage has caused frequent interruptions and delays in processing and transmitting data over the internet. There can be no assurance that the internet infrastructure or the network systems of the Meridian Companies or the combined company will be able to meet the demand placed on them by the continued growth of the internet, the overall online gaming and interactive entertainment industry and their customers.

The internet’s viability as a medium for products and services offered by them could be affected if the necessary infrastructure is not sufficient, or if other technologies and technological devices eclipse the internet as a viable channel.

End-users of their products and services will depend on internet service providers and their system infrastructure (or those of their licensed partners) for access to us or their licensees’ products and services. Many of these services have experienced service outages in the past and could experience service outages, delays, and other difficulties due to system failures, stability, or interruption.

Malfunctions of third-party communications infrastructure, hardware and software expose the Meridian Companies, and will expose the combined company, to a variety of risks they cannot control.

The business of the Meridian Companies depends upon, and the business of the combined company will depend on, the capacity, reliability and security of the infrastructure owned by third parties over which their offerings would be deployed. The combined company will have no control over the operation, quality, or maintenance of a significant portion of that infrastructure or whether or not those third parties will upgrade or improve their equipment. The combined company will instead depend on these companies to maintain the operational integrity of their connections. If one or more of these companies is unable or unwilling to supply or expand their levels of service in the future, the operations of the combined company could be adversely impacted. Also, to the extent the number of users of networks utilizing the combined company’s future products and services suddenly increases, the technology platform and secure hosting services which will be required to accommodate a higher volume of traffic may result in slower response times or service interruptions. System interruptions or increases in response time could result in a loss of potential or existing users and, if sustained or repeated, could reduce the appeal of the networks to users. In addition, users depend on real-time communications; outages caused by increased traffic could result in delays and system failures. These types of occurrences could cause users to perceive that the products and services of the combined company do not function properly and could therefore adversely affect the combined company’s ability to attract and retain licensees, strategic partners, and customers.

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The products of the Meridian Companies are, and the combined company will be, generally part of new and evolving industries, which presents significant uncertainty and business risks.

The gaming platforms, systems and gaming content industries are relatively new and continue to evolve. Whether these industries grow and whether their business will ultimately succeed, will be affected by, among other things, mobile platforms, legal and regulatory developments (such as passing new laws or regulations or extending existing laws or regulations to online gaming and related activities), taxation of gaming activities, data and information privacy and payment processing laws and regulations, and other factors that are unable to be predicted and which are beyond the control of the Meridian Companies and the combined company.

Given the dynamic evolution of these industries, it can be difficult to plan strategically, including as it relates to product launches in new or existing jurisdictions which may be delayed or denied, and it is possible that competitors will be more successful than the combined company is at adapting to change and pursuing business opportunities. Additionally, as the online gaming industry advances, including with respect to regulation in new and existing jurisdictions, the combined company may become subject to additional compliance-related costs, including regulatory infractions, licensing, and taxes. If its product offerings do not obtain popularity or maintain popularity, or if it fails to grow in a manner that meets its expectations, or if it cannot offer product offerings in particular jurisdictions that may be material to its business, then its results of operations and financial condition could be harmed.

Additionally, possible future changes in governmental regulations pose material risks to the Meridian Companies, and will similarly pose material risks to the combined company. These changes may include amendments to existing rules or the introduction of new ones, shifts in regulatory focus or policy, or changes in the enforcement or interpretation of current rules and policies. These could lead to increased compliance costs, restrictions or prohibitions on current operations, or required alterations to the way the Meridian Companies’ or combined company’s services are offered or marketed, any of which may result in a material adverse effect on the results of operations and financial condition of the Meridian Companies and/or combined company.

The Meridian Companies are, and the combined company will be, subject to various laws relating to trade, export controls, and foreign corrupt practices, the violation of which could adversely affect their operations, reputation, business, prospects, operating results and financial condition.

The Meridian Companies are, and the combined company will be, subject to risks associated with doing business outside of the United States, including exposure to complex foreign and U.S. regulations such as the Foreign Corrupt Practices Act (the “FCPA”) and other anti-corruption laws which generally prohibit U.S. companies and their intermediaries from making improper payments to foreign officials for the purpose of obtaining or retaining business. Violations of the FCPA and other anti-corruption laws may result in severe criminal and civil sanctions and other penalties. It may be difficult to oversee the conduct of any contractors, third party partners, representatives or agents who are not their employees, potentially exposing the combined company to greater risk from their actions. If their employees or agents fail to comply with applicable laws or company policies governing their international operations, the combined company may face legal proceedings and actions which could result in civil penalties, administration actions and criminal sanctions. Any determination that the Meridian Companies or the combined company have violated any anti-corruption laws could have a material adverse impact on their businesses. Changes in trade sanctions laws may restrict their business practices, including cessation of business activities in sanctioned countries or with sanctioned entities.

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Violations of these laws and regulations could result in significant fines, criminal sanctions against the Meridian Companies or the combined company, its officers or employees, requirements to obtain export licenses, disgorgement of profits, cessation of business activities in sanctioned countries, prohibitions on the conduct of their businesses and their inability to market and sell or offer the Meridian Companies’ or the combined company’s products or services in one or more countries. Additionally, any such violations could materially damage the Meridian Companies’ or the combined company’s reputation, brand, international expansion efforts, ability to attract and retain employees and the Meridian Companies’ or the combined company’s business, prospects, operating results and financial condition.

The Meridian Companies also have to, and the combined company is expected to have to, deal with significant amounts of cash in their operations and are, and will be, subject to various reporting and anti-money laundering regulations. Any violation of anti-money laundering laws or regulations could have a material adverse impact on their business.

Failure to comply with regulatory requirements in a particular jurisdiction, or the failure to successfully obtain a license or permit applied for in a particular jurisdiction, could impact the ability of the Meridian Companies or the combined company to comply with licensing and regulatory requirements in other jurisdictions, or could cause the rejection of license applications or cancellation of existing licenses in other jurisdictions.

Compliance with the various regulations applicable to online gaming is costly and time-consuming. Regulatory authorities at the federal, state and local levels (both in the U.S. and in foreign jurisdictions) have broad powers with respect to the regulation and licensing of real money online gaming operations and may revoke, suspend, condition or limit the licenses of the Meridian Companies or the combined company, or those of their customers, impose substantial fines on us or their customers, and take other actions, any one of which could have a material adverse effect on their business, financial condition, results of operations and prospects. These laws and regulations are dynamic and subject to potentially differing interpretations, and various legislative and regulatory bodies may expand current laws or regulations or enact new laws and regulations regarding these matters. The combined company will strive to comply with all applicable laws and regulations relating to its business. It is possible, however, that these requirements may be interpreted and applied in a manner that is inconsistent from one jurisdiction to another and may conflict with other rules. Non-compliance with any such law or regulations could expose the combined company or their customers to claims, proceedings, litigation and investigations by private parties and regulatory authorities, as well as substantial fines and negative publicity, each of which may materially and adversely affect the business of the combined company and/or those of its customers.

The gaming licenses of the Meridian Companies or the combined company, or their customers’, could be revoked, suspended or conditioned at any time. The loss of a license in one jurisdiction could trigger the loss of a license or affect their (or their customer’s) eligibility for such a license in another jurisdiction, and any of such losses, or potential for such loss, could cause the combined company to cease offering some or all of its offerings in the impacted jurisdictions or cause any of its customers to cease offering their products in those jurisdictions. The combined company and its customers may be unable to obtain or maintain all necessary registrations, licenses, permits or approvals, and could incur fines or experience delays related to the licensing process, which could adversely affect its operations or those of its customers. The delay or failure to obtain or maintain licenses by the combined company in any jurisdiction may prevent it from distributing its offerings, increasing its customer base and/or generating revenues. The combined company may not be able to obtain and maintain the licenses and related approvals necessary to conduct its operations. Any failure by the combined company or its customers to maintain or renew existing licenses, registrations, permits or approvals could have a material adverse effect on the business, financial condition, results of operations and prospects of the combined company.

The product offerings of the Meridian Companies and the combined company must be approved in most regulated jurisdictions in which they are offered; this process cannot be assured or guaranteed.

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If the Meridian Companies or the combined company fail to obtain necessary gaming licenses in a given jurisdiction, they would likely be prohibited from distributing and providing their product offerings in that particular jurisdiction. If they fail to seek, do not receive, or receive a suspension or revocation of a license in a particular jurisdiction for their product offerings (including any related technology and software) then they cannot offer the same in that jurisdiction and their gaming licenses in other jurisdictions may be impacted. Furthermore, some jurisdictions require license holders to obtain government approval before engaging in some transactions. They may not be able to obtain all necessary licenses in a timely manner, or at all. Delays in regulatory approvals or failure to obtain such approvals may also serve as a barrier to entry to the market for their product offerings. If the Meridian Companies or the combined company are unable to overcome the barriers to entry, it will materially affect their results of operations and future prospects.

To the extent new online gaming jurisdictions are established or expanded, the combined company cannot guarantee it will be successful in penetrating such new jurisdictions or expanding its business or customer base in line with the growth of existing jurisdictions. As the combined company directly or indirectly enters into new markets, it may encounter legal, regulatory and political challenges that are difficult or impossible to foresee and which could result in an unforeseen adverse impact on planned revenues or costs associated with the new market opportunity. If the Meridian Companies or combined company are unable to effectively develop and operate directly or indirectly within these new markets or if their competitors are able to successfully penetrate geographic markets that they cannot access or where they face other restrictions, then their business, operating results and financial condition could be impaired. The failure of the Meridian Companies or the combined company to obtain or maintain the necessary regulatory approvals in jurisdictions, whether individually or collectively, would have a material adverse effect on their business.

Legislative and regulatory changes could negatively affect the business of the Meridian Companies and the combined company and the business of their customers.

Legislative and regulatory changes may affect demand for or place limitations on the placement of the products of the Meridian Companies and the combined company. Such changes could affect the Meridian Companies and the combined company in a variety of ways. Legislation or regulation may introduce limitations on their products or opportunities for the use of their products and could foster competitive products or solutions at their or their customers’ expense. Their business will likely also suffer if their products become obsolete due to changes in laws or the regulatory framework. Moreover, legislation to prohibit, limit or add burdens to their business may be introduced in the future in jurisdictions where gaming has been legalized. In addition, from time to time, legislators and special interest groups have proposed legislation that would expand, restrict or prevent gaming operations or which may otherwise adversely impact their operations in the jurisdictions in which they operate and will operate in the future.

Legislative or regulatory changes negatively impacting the gaming industry as a whole, or the customers of the Meridian Companies or combined company, in particular, could also decrease the demand for their products. Opposition to gaming could result in restrictions or even prohibitions of gaming operations in any jurisdiction or could result in increased taxes on gaming revenues. Tax matters, including changes in state, federal or other tax legislation or assessments by tax authorities could have a negative impact on their business. A reduction in growth of the gaming industry or in the number of gaming jurisdictions or delays in the opening of new or expanded casinos could reduce demand for their products. Changes in current or future laws or regulations or future judicial intervention in any particular jurisdiction may have a material adverse effect on their existing and proposed foreign and domestic operations. Any such adverse change in the legislative or regulatory environment could have a material adverse effect on their business, results of operations or financial condition.

Material increases to taxes or the adoption of new taxes or the authorization of new or increased forms of gaming could have a material adverse effect on the future financial results of the Meridian Companies and the combined company.

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We believe that the prospect of significant revenue is one of the primary reasons that jurisdictions permit or expand legalized gaming. As a result, gaming companies are typically subject to significant revenue-based taxes and fees in addition to normal federal, state and local income taxes, and such taxes and fees are subject to increase at any time. From time-to-time, federal, state, and local legislators and officials have proposed changes in tax laws, or in the administration of such laws, affecting the gaming industry. In addition, worsening economic conditions could intensify the efforts of state and local governments to raise revenues through increases in gaming taxes, property taxes and/or by authorizing additional gaming properties each subject to payment of a new license fee. It is not possible to determine with certainty the likelihood of changes in such laws or in the administration of such laws. Such changes, if adopted, could have a material adverse effect on the financial condition, results of operations, and cash flows of the Meridian Companies and the combined company. The large number of state and local governments with significant current or projected budget deficits makes it more likely that those governments that currently permit gaming will seek to fund such deficits with new or increased gaming or new or increased gaming taxes and/or property taxes and worsening economic conditions could intensify those efforts. Any new or increased gaming or the material increase or adoption of additional taxes or fees, could have a material adverse effect on the future financial results of the Meridian Companies and the combined company.

Additionally, changes in taxation rates or the taxation base could have a significant impact on the Meridian Companies’ or combined company’s financial performance. For example, a shift from taxing gross income to a turnover-based approach could significantly increase the Meridian Companies’ or combined company’s tax liabilities. However, the Meridian Companies believe this risk is limited in the European Union which has issued Value Added Tax (VAT) Directive (article 135), which provides wide discretion to both member and candidates, as to whether to impose additional excise duties such as VAT on the betting and gambling industries. While this has been used as a precedent to counter similar draft legislations in various markets, the risk of changed taxation norms, remains. Currently, most global markets (including the vast majority of U.S. states) align with the U.K. model, taxing on gross revenue, avoiding the imposition of distinct, special tax duties beyond standard ones, similar to other industries. Changes in tax laws or requirements could have a material adverse effect on the results of operations and financial condition of the Meridian Companies and/or the combined company.

Gaming opponents may persist in their efforts to curtail the expansion of legalized gaming, which, if successful, could limit the growth of the Meridian Companies’ and the combined company’s operations.

There is significant debate over, and opposition to, land-based and interactive gaming. We cannot assure that this opposition will not succeed in preventing the legalization of gaming in jurisdictions where it is presently prohibited, prohibiting or limiting the expansion of gaming where it is currently permitted or causing the repeal of legalized gaming in any jurisdiction. Any successful effort to curtail the expansion of, or limit or prohibit, legalized gaming could have an adverse effect on the results of operations, cash flows and financial condition of the Meridian Companies and the combined company.

In addition, there is significant opposition in some jurisdictions to gaming (online or otherwise). Such opposition could lead these jurisdictions to adopt legislation or impose a regulatory framework to govern interactive gaming specifically. These could result in a prohibition on gaming or increase their costs to comply with these regulations, all of which could have an adverse effect on the results of operations, cash flows and financial condition of the Meridian Companies and the combined company.

The gaming industry is highly regulated, and the Meridian Companies and the combined company must adhere to various regulations and maintain applicable licenses to continue their operations. Failure to abide by regulations or maintain applicable licenses could be disruptive to their business and could adversely affect their operations.

The Meridian Companies, the combined company and their products are, and will be, subject to extensive regulation under federal, state, local and foreign laws, rules and regulations of the jurisdictions in which they do business and their products are used. Such entities currently block direct access to wagering on websites from jurisdictions in which they do not have a license to operate through IP address filtering. Individuals are required to enter their age upon gaining access to their platforms and any misrepresentation of such users age will result in the forfeiting of his or her deposit and any withdrawals from such users account requires proof of government issued identification. In addition, their payment service providers use their own identify and internet service provider (ISP) verification software. Despite all such measures, it is conceivable that a user, underage, or otherwise could devise a way to evade their blocking measures and access their website from the United States or any other foreign jurisdiction in which the Meridian Companies and the combined company are not currently permitted to operate.

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Violations of laws in one jurisdiction could result in disciplinary action in other jurisdictions. Licenses, approvals or findings of suitability may be revoked, suspended or conditioned. In sum, the Meridian Companies and/or the combined company may not be able to obtain or maintain all necessary registrations, licenses, permits or approvals. The licensing process may result in delays or adversely affect their operations and their ability to maintain key personnel, and their efforts to comply with any new licensing regulations will increase their costs.

The Meridian Companies and/or the combined company may be unable to obtain licenses in new jurisdictions.

The Meridian Companies are, and the combined company will be, subject to regulation in any jurisdiction where their customers access their websites. To expand into any such jurisdiction, they may need to be licensed, or obtain approvals of their products or services. If they do not receive a license, or receive a revocation of a license, in a particular jurisdiction for their products, they would not be able to sell or place their products or services in that jurisdiction. Any such outcome could materially and adversely affect their results of operations and any growth plans for the business of the Meridian Companies and/or the combined company.

Additionally, in some markets such as Malta and Cyprus, some of the Meridian Companies’ main services and products require approval from relevant governmental authorities – i.e., gaming commissions. However, the process for this approval is transparent and typically lasts a few weeks. In the event the Meridian Companies are delayed in obtaining, or prevented from obtaining, future approvals, it could have a material adverse effect on the results of operations and financial condition of the Meridian Companies, and as a result, the combined company.

If the Meridian Companies or combined company are unable to protect their proprietary information or other intellectual property, their business could be adversely affected.

The Meridian Companies rely to a significant degree on, and the combined company is expected to rely to a significant degree on, trade secret laws to protect their proprietary information and technology. Breaches of the security of their data center systems and infrastructure or other IT resources could result in the exposure of their proprietary information. Additionally, their trade secrets may be independently developed by competitors. The steps they have taken, and will take in the future, to protect their trade secrets and proprietary information may not prevent unauthorized use or reverse engineering of their trade secrets or proprietary information. Additionally, to the extent that they have not registered their copyrights in any of their copyrightable works, they will need to register the copyrights before they can file an infringement suit in the United States (or another jurisdiction), and their remedies in any such infringement suit may be limited.

Effective protection of their intellectual property rights may require additional filings and applications in the future. However, pending and future applications may not be approved, and any of their existing or future patents, trademarks or other intellectual property rights may not provide sufficient protection for their business as currently conducted or may be challenged by others or invalidated through administrative process or litigation. Additionally, patent rights in the United States have switched from the former “first-to-invent” system to a “first-to-file” system, which may favor larger competitors that have the resources to file more patent applications. Additionally, to the extent that their employees, contractors or other third parties with whom we do business use intellectual property owned by others in their work for the combined company, disputes may arise as to the rights to such intellectual property.

Further, the laws of certain countries do not protect proprietary rights to the same extent as the laws of the United States and, therefore, in certain jurisdictions, the combined company may be unable to protect their proprietary technology adequately against unauthorized third-party copying, infringement or use, which could adversely affect its competitive position.

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To protect or enforce their intellectual property rights, the combined company may initiate litigation against third parties. Any lawsuits that are initiated could be expensive, take significant time and divert management’s attention from other business concerns. Additionally, the combined company may unintentionally provoke third parties to assert claims against it. These claims could invalidate or narrow the scope of the combined company’s intellectual property. The combined company may not prevail in any lawsuits that it may initiate, and the damages or other remedies awarded, if any, may not be commercially valuable. Accordingly, despite its efforts, the combined company may be unable to prevent third parties from infringing upon or misappropriating its intellectual property. The occurrence of any of these events may adversely affect its business, financial condition and results of operations.

The intellectual property of the Meridian Companies and the combined company may be insufficient to properly safeguard their technology and brands.

The Meridian Companies and the combined company may apply for patent protection in the United States, Canada, Europe, and other countries relating to certain existing and proposed processes, designs and methods and other product innovations. Patent applications can, however, take many years to issue and we can provide no assurance that any of these patents will be issued at all. If the Meridian Companies or the combined company are denied any or all of these patents, they may not be able to successfully prevent their competitors from imitating their solutions or using some or all of the processes that are the subject of such patent applications. Such limitation may lead to increased competition within the finite market for their solutions. Even if patents are issued, their intellectual property rights may not be sufficiently comprehensive to prevent the Meridian Companies’ and the combined company’s competitors from developing similar competitive products and technologies. The success of the Meridian Companies and the combined company may also depend on their ability to obtain trademark protection for the names or symbols under which they market their products and to obtain copyright protection and patent protection of their proprietary technologies, intellectual property, and other game innovations and if the granted patents are challenged, protection may be lost. The Meridian Companies and the combined company may not be able to build and maintain goodwill in their trademarks or obtain trademark or patent protection, and there can be no assurance that any trademark, copyright or issued patent will provide competitive advantages for them or that their intellectual property will not be successfully challenged or circumvented by competitors.

The Meridian Companies and the combined company will also rely on trade secrets, ideas, and proprietary know-how. Although they generally require their employees and independent contractors to enter into strict confidentiality, non-compete, and intellectual property assignment agreements with significant damage provisions (in many cases involving liquidated damages of €50,000), such obligations therein may not be maintained and honored. If these agreements are breached, it is unlikely that the remedies available to the Meridian Companies and the combined company will be sufficient to compensate them for the damages suffered. In spite of confidentiality agreements and other methods of protecting trade secrets, their proprietary information could become known to or independently developed by competitors. If they fail to adequately protect their intellectual property and confidential information, their business may be harmed, and their liquidity and results of operations may be materially adversely impacted.

The Meridian Companies and the combined company may be subject to claims of intellectual property infringement or invalidity and adverse outcomes of litigation could unfavorably affect their operating results.

Monitoring infringement and misappropriation of intellectual property can be difficult and expensive, and the Meridian Companies and the combined company may not be able to detect infringement or misappropriation of their proprietary rights. Although we intend to aggressively pursue anyone who is reasonably believed to be infringing upon their intellectual property rights and who poses a significant commercial risk to the business, to protect and enforce their intellectual property rights, initiating and maintaining suits against such third parties will require substantial financial resources. We may not have the financial resources to bring such suits, and, if we do bring such suits, we may not prevail. Regardless of their success in any such actions, the expenses and management distraction involved may have a material adverse effect on the combined company’s financial position.

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A significant portion of the revenues of the Meridian Companies and the combined company may be generated from products using certain intellectual property rights, and their operating results would be negatively impacted if they were unsuccessful in licensing certain of those rights and/or protecting those rights from infringement, including losses of proprietary information from breaches of their cyber security efforts.

Further, their competitors have been granted patents protecting various gaming products and solutions features, including systems, methods, and designs. If their products and solutions employ these processes, or other subject matter that is claimed under their competitors’ patents, or if other companies obtain patents claiming subject matter that they use, those companies may bring infringement actions against the Meridian Companies and/or the combined company. The question of whether a product infringes a patent involves complex legal and factual issues, the determination of which is often uncertain. In addition, because patent applications can take many years to issue, there may be applications now pending of which we are unaware, which might later result in issued patents that their products and solutions may infringe. There can be no assurance that the products of the Meridian Companies or combined company, will not be determined to have infringed upon an existing third-party patent. If any of their products and solutions infringes a valid patent, the combined company may be required to discontinue offering certain products or systems, pay damages, purchase a license to use the intellectual property in question from its owner, or redesign the product in question to avoid infringement. A license may not be available or may require the combined company to pay substantial royalties, which could in turn force the combined company to attempt to redesign the infringing product or to develop alternative technologies at a considerable expense. Additionally, the combined company may not be successful in any attempt to redesign the infringing product or to develop alternative technologies, which could force the combined company to withdraw their product or services from the market.

The Meridian Companies and/or combined company may also infringe other intellectual property rights belonging to third parties, such as trademarks, copyrights, and confidential information. As with patent litigation, the infringement of trademarks, copyrights and confidential information involve complex legal and factual issues and their products, branding or associated marketing materials may be found to have infringed existing third-party rights. When any third-party infringement occurs, the Meridian Companies or the combined company may be required to stop using the infringing intellectual property rights, pay damages and, if they wish to keep using the third-party intellectual property, purchase a license or otherwise redesign the product, branding or associated marketing materials to avoid further infringement. Such a license may not be available or may require them to pay substantial royalties.

It is also possible that the validity of any of intellectual property rights of the Meridian Companies or combined company might be challenged either in standalone proceedings or as part of infringement claims in the future. There can be no assurance that their intellectual property rights will withstand an invalidity claim and, if declared invalid, the protection afforded to the product, branding or marketing material will be lost.

Moreover, the future interpretation of intellectual property law regarding the validity of intellectual property by governmental agencies or courts in the United States, Canada, Europe, or other jurisdictions in which the Meridian Companies have, and the combined company will have, rights could negatively affect the validity or enforceability of their current or future intellectual property. This could have multiple negative impacts including, without limitation, the marketability of, or anticipated revenue from, certain of their products. Additionally, due to the differences in foreign patent, trademark, copyright, and other laws concerning proprietary rights, their intellectual property may not receive the same degree of protection in foreign countries as it would in the United States, Canada, or Europe. The failure to possess, obtain or maintain adequate protection of intellectual property rights for any reason in these jurisdictions could have a material adverse effect on the business, results of operations and financial condition of the Meridian Companies and the combined company.

Furthermore, infringement and other intellectual property claims, with or without merit, can be expensive and time-consuming to litigate, and the Meridian Companies and the combined company may not have the financial and human resources to defend against any infringement suits that may be brought against them. Litigation can also distract management from day-to-day operations of the business.

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In addition, the business of the Meridian Companies is, and the business of the combined company will be, dependent in part on the intellectual property of third parties. Their success may depend upon their ability to obtain licenses to use new and existing intellectual property and their ability to retain or expand existing licenses for certain products. If they are unable to obtain new licenses or renew or expand existing licenses, they may be required to discontinue or limit their use of such products that use the licensed marks and their financial condition, operating results or prospects may be harmed.

The Meridian Companies rely, and the combined company will rely, on their management and if they were to leave their business could be adversely affected.

The Meridian Companies are largely dependent upon, and the combined company will largely be dependent upon, the personal efforts and abilities of their existing management, including the Meridian Companies’ Chief Executive Officer Zoran Milošević, who plays an active role in the operations of the Meridian Companies and will play a similar role with the combined company. The combined company will also be significantly reliant on the services of the Company’s current Chief Executive Officer, Anthony Brian Goodman, who plays an active role in our operations. Moving forward, should the services of Mr. Milošević or Mr. Goodman be lost for any reason, the Meridian Companies or the combined company will incur costs associated with recruiting replacements and any potential delays in operations which this may cause. If we are unable to replace such individuals with suitably trained alternative individual(s), we may be forced to scale back or curtail our operations.

The Company does not have, and Meridian Companies do not currently have, and we do not expect the combined company to have, any key person life insurance policies on their executive officers. If their executive officers do not devote sufficient time towards their business, the combined company’s results of operations, cash flow and revenues, may suffer.

Potential competition from the Meridian Companies’ existing executive officers, after they leave their employment, and subject to the non-compete terms of the Purchase Agreement, could negatively impact the profitability of the Meridian Companies.

As discussed below under “Agreements Related to the Purchase—The Purchase Agreement—Post-Closing Obligations; Rights”, each of the Sellers agreed to a three year non-compete, agreeing to not compete against the Company following the Closing in Serbia, Bosnia and Herzegovina, Montenegro, and Malta, in connection with the manufacturing, selling, creating, renting, marketing, producing, undertaking, developing, supplying, or otherwise dealing with or in any product or service, that the Meridian Companies or the Company or any of their respective subsidiaries and/or any of their respective affiliates or subsidiaries is researching, developing, manufacturing, distributing, selling and/or providing at any time during the two years prior to any competitive action by any Seller, in the betting and gambling industry (subject to the terms of, and exceptions set forth in, the Purchase Agreement), However, none of the Sellers will be prohibited from competing with us after such three year period; none of the executive officers or employees of any of the Meridian Companies or their subsidiaries will be restricted from competing against us at any time; and none of the Sellers will be restricted from competing against us in any jurisdictions other than Serbia, Bosnia and Herzegovina, Montenegro, and Malta, including, but not limited to in other jurisdictions where the Meridian Companies operate.

Accordingly, any of these individuals could be in a position to use industry experience gained while working with us to compete with us. Such competition could distract or confuse customers, reduce the value of our intellectual property and trade secrets, or have a material adverse effect on our revenues, results of operations and cash flows. Any of the foregoing could reduce our future revenues, earnings or growth prospects. Additionally, the ability of the Company to enforce the non-compete provisions set forth in the Purchase Agreement in foreign jurisdictions may be limited by the laws of such jurisdictions, which may prohibit or ban non-competes, or result in the terms thereof being limited, reduced, modified or void.

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The operations of the Meridian Companies are, and the operations of the combined company are expected to be, seasonal.

Like many businesses in the gaming and betting industry, the Meridian Companies experience a degree of seasonality in their operations. In particular, the companies’ sports betting segment can be affected by the annual sports calendar. The months of late June and the first week of July tend to have less sports betting activity in certain markets due to a decline in major sporting events during this period. This is because many prominent sports leagues, such as football (soccer) and basketball, conclude their seasons in the late spring, and there’s often a pause before other significant sporting events begin in mid-July and early October respectively. This is less significant in certain sports such as football (soccer), where the Northern Hemisphere’s summer often includes major international events such as the World Cup, European Cup, and Olympic games.  It is also mitigated somewhat by the fact that the Meridian Companies have revenues from online casino and virtual games.

The risks related to international operations, in particular in countries outside of the United States and Canada, could negatively affect the Meridian Companies’ or the combined company’s results including foreign exchange and currency risks that could adversely affect its operations, and the Meridian Companies’ or the combined company’s ability to mitigate its foreign exchange risk through hedging transactions may be limited.

It is expected that after the Closing the combined company will derive more than 90% of its revenue from transactions denominated in currencies other than the United States dollar and that 100% of the Meridian Companies’ and the combined company’s operations will take place in jurisdictions other than the United States.  As such, the Meridian Companies’ and/or combined company’s operations may be adversely affected by changes in foreign government policies and legislation or social instability and other factors which are not within the control of the combined company, including, but not limited to, recessions in foreign economies, expropriation, nationalization and limitation or restriction on repatriation of funds, assets or earnings, longer receivables collection periods and greater difficulty in collecting accounts receivable, changes in consumer tastes and trends, renegotiation or nullification of existing contracts or licenses, changes in gaming policies, regulatory requirements or the personnel administering them, currency fluctuations and devaluations, exchange controls, economic sanctions and royalty and tax increases, risk of terrorist activities, revolution, border disputes, implementation of tariffs and other trade barriers and protectionist practices, taxation policies, including royalty and tax increases and retroactive tax claims, volatility of financial markets and fluctuations in foreign exchange rates, difficulties in the protection of intellectual property particularly in countries with fewer intellectual property protections, the effects that evolving regulations regarding data privacy may have on the Meridian Companies or combined company’s online operations, adverse changes in the creditworthiness of parties with whom the Meridian Companies and the combined company have significant receivables or forward currency exchange contracts, labor disputes and other risks arising out of foreign governmental sovereignty over the areas in which the combined company’s operations are conducted. The Meridian Companies’ and the combined company’s operations may also be adversely affected by social, political and economic instability, and by laws and policies of such foreign jurisdictions affecting foreign trade, taxation and investment. If the Meridian Companies’ or the combined company’s operations are disrupted and/or the economic integrity of its contracts is threatened for unexpected reasons, their businesses may be harmed.

The Meridian Companies’ or the combined company’s international activities may require protracted negotiations with host governments, national companies and third parties. Foreign government regulations may favor or require the awarding of contracts to local contractors or require foreign contractors to employ citizens of, or purchase supplies from, a particular jurisdiction. In the event of a dispute arising in connection with the Meridian Companies’ or the combined company’s operations in a foreign jurisdiction where they conducts their business, the Meridian Companies’ or the combined company’s may be subject to the exclusive jurisdiction of foreign courts or may not be successful in subjecting foreign persons to the jurisdictions of the courts of United States or enforcing American judgments in such other jurisdictions. The Meridian Companies or the combined company may also be hindered or prevented from enforcing rights with respect to a governmental instrumentality because of the doctrine of sovereign immunity. Accordingly, the Meridian Companies’ or the combined company’s activities in foreign jurisdictions could be substantially affected by factors beyond the Meridian Companies’ or the combined company’s control, any of which could have a material adverse effect on them. Some countries in which the Meridian Companies or the combined company may operate may be considered politically and economically unstable.

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Doing business in the industries in which the Meridian Companies or the combined company operates often requires compliance with numerous and extensive procedures and formalities. These procedures and formalities may result in unexpected or lengthy delays in commencing important business activities. In some cases, failure to follow such formalities or obtain relevant evidence may call into question the validity of the entity or the actions taken. Management is unable to predict the effect of additional corporate and regulatory formalities which may be adopted in the future including whether any such laws or regulations would materially increase the Meridian Companies’ or the combined company’s cost of doing business or affect its operations in any area.

The Meridian Companies and the combined company may in the future enter into agreements and conduct activities outside of the jurisdictions where they currently carry on business, which expansion may present challenges and risks that we have not faced in the past, any of which could adversely affect their results of operations and/or financial condition.

In addition, as the majority of the Meridian Companies’ and the combined company’s revenue is generated from transactions denominated in currencies other than the United States dollar, fluctuations in the exchange rate between the United States Dollar (USD), Serbian Dinar (RSD), European Union Euros (EUR), British Pound Sterling (GBP), Bosnia-Herzegovina Convertible Mark (BAM), Peruvian So (PEN), Tanzanian Shilling (TZS), and other currencies may have a material adverse effect on their business, financial condition and operating results. The Meridian Companies’ and the combined company’s consolidated financial results are affected by foreign currency exchange rate fluctuations. Foreign currency exchange rate exposures arise from current transactions and anticipated transactions denominated in currencies other than United States dollars and from the translation of foreign-currency-denominated balance sheet accounts into United States dollar-denominated balance sheet accounts. The Meridian Companies and the combined company are exposed to currency exchange rate fluctuations because portions of their revenue and expenses are denominated in currencies other than the United States dollar, particularly the Serbian Dinar (RSD), European Union Euros (EUR), British Pound Sterling (GBP), Bosnia-Herzegovina Convertible Mark (BAM), Peruvian So (PEN), and Tanzanian Shilling (TZS). In particular, uncertainty regarding global economic conditions and the current debt crisis poses a risk to the stability of each of the aforementioned currencies. Exchange rate fluctuations could adversely affect their operating results and cash flows and the value of their assets outside of the United States. If a foreign currency is devalued in a jurisdiction in which the Meridian Companies or the combined company are paid in such currency, then their customers may be required to pay higher amounts for their products, which they may be unable or unwilling to pay.

While the Meridian Companies and/or the combined company may enter into forward currency swaps and other derivative instruments intended to mitigate the foreign currency exchange risk, there can be no assurance they will do so or that any instruments that they enter into will successfully mitigate such risk. If they enter into foreign currency forward or other hedging contracts, they would be subject to the risk that a counterparty to one or more of these contracts may default on its performance under the contracts. During an economic downturn, a counterparty’s financial condition may deteriorate rapidly and with little notice, and they may be unable to take action to protect their exposure. In the event of a counterparty default, they could lose the benefit of any hedging contract, which may harm their business and financial condition. In the event that one or more of their counterparties becomes insolvent or files for bankruptcy, their ability to eventually recover any benefit lost as a result of that counterparty’s default may be limited by the liquidity of the counterparty. We expect that the Meridian Companies and the combined company will not be able to hedge all of their exposure to any particular foreign currency, and they may not hedge their exposure at all with respect to certain foreign currencies. Changes in exchange rates and their limited ability or inability to successfully hedge exchange rate risk could have an adverse impact on the liquidity and results of operations of the Meridian Companies and the combined company.

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Litigation costs and the outcome of litigation could have a material adverse effect on the Meridian Companies’ or the combined company’s business.

From time to time, the Meridian Companies or the combined company may be subject to litigation claims through the ordinary course of their business operations regarding, but not limited to, employment matters, security of consumer and employee personal information, licensing and registration issues, contractual relations with suppliers, marketing and infringement of trademarks and other intellectual property rights. Litigation to defend the Meridian Companies or the combined company against claims by third parties, or to enforce any rights that the Meridian Companies or the combined company may have against third parties, may be necessary, which could result in substantial costs and diversion of the Meridian Companies’ or the combined company’s resources, causing a material adverse effect on their business, financial condition and results of operations. The Meridian Companies and the combined company may from time to time in the future be party to various and at times numerous legal, administrative and regulatory inquiries, investigations, proceedings and claims that arise in the ordinary course of business. Because the outcome of litigation is inherently uncertain, if one or more of such legal matters were to be resolved against the Meridian Companies or the combined company for amounts in excess of management’s expectations, the Meridian Companies’ or the combined company’s results of operations and financial condition could be materially adversely affected.

The Meridian Companies operations are subject to, and the combined company’s operations will be subject to, potential future disruptions from military activities, skirmishes, coups, terrorist activities and wars, in the Balkans.

The Balkans are a geographical area located in southeastern Europe including Albania, Bosnia and Herzegovina, Bulgaria, Greece, Kosovo, Montenegro, North Macedonia, European Turkey, and large parts of Croatia and Serbia. Sometimes the term also includes Romania and southern parts of Slovenia. Half of the Meridian Companies (2 of 4), and a significant portion of the operations of the Meridian Companies, are located in the Balkans (particularly revenues earned by Meridian Serbia and Meridian Montenegro). The Balkans have historically been the subject of numerous wars and skirmishes, including in the 1990s – in Croatia, Bosnia and Herzegovina, Serbia, Montenegro, Slovenia, Macedonia and Kosovo, and in the 2000s – in Macedonia. While the area has seen significantly more peace in recent years, ethnic and political tensions still exist in the region and future wars, skirmishes, coups, terrorist activities and political tensions, may create unrest, result in public services or utilities becoming unavailable, result in the unavailability of electricity or internet connectivity, and/or create damage to, the inability of the Meridian Companies to use or operate, their facilities. In recent years, for example, there have been increasing tensions between Serbia and its neighbors, including Montenegro and the disputed territory of Kosovo (the final status of which remains unsettled).  Any of the above may have a material adverse effect on the results of operations and cash flows of the Meridian Companies; result in significant losses, which may not be insured; and/or prevent portions of the Meridian Companies from operating for prolonged periods of time.

The combined company will likely need to raise funding after the Closing to pay the post-closing obligations associated with the Purchase Agreement, the terms of which may not be favorable, may necessitate the payment of interest which otherwise would not need to be paid, and may cause dilution.

The consideration payable to the Sellers for 100% of the Meridian Companies pursuant to the Purchase Agreement, includes cash and stock which will come due in the future.  The purchase price includes:  (i) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock, due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (ii) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and (ii) promissory notes in the amount of $15,000,000, due 24 months after the Closing.

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The combined company will likely need to raise sufficient funds post-Closing to pay such amounts to the Sellers. Debt funding may not be available on favorable terms, if at all. If we raise additional funds by issuing equity, equity-linked or debt securities, those securities may have rights, preferences or privileges senior to the rights of our then issued and outstanding equity or debt, and our existing shareholders may experience dilution. If we are unable to obtain additional capital when required, or on satisfactory terms, we may be in breach of the Purchase Agreement, and the Sellers may seek damages from us as a result of such breach.

Additionally, the payment of interest on any debt funding, or dividends on any equity funding, may be material, and may decrease the funds available for operations. Furthermore, covenants in any debt or equity funding, may make it harder or more expensive for us to raise funding in the future.

The Meridian Companies rely, and the combined company will rely, on third-party providers to validate the identity and identify the location of their users, and if such providers fail to perform adequately or provide accurate information or they do not maintain business relationships with them, the business, financial condition and results of operations of the Meridian Companies and the combined company could be adversely affected.

There is no guarantee that the third-party geolocation and identity verification systems that the Meridian Companies rely on, and which the combined company will rely on, will perform adequately, or be effective. The Meridian Companies rely, and the combined company will rely, on geolocation and identity verification systems to ensure they are in compliance with certain applicable laws and regulations, and any service disruption to those systems would prohibit them from operating and adversely affect their business. Additionally, incorrect or misleading geolocation and identity verification data with respect to current or potential users received from third-party service providers may result in them inadvertently allowing access to their product offerings to individuals who should not be permitted to access them, or otherwise inadvertently denying access to individuals who should be able to access such product offerings, in each case based on an inaccurate identity or geographic location determination. Their third-party geolocation service providers rely on their ability to obtain information necessary to determine geolocation from mobile devices, operating systems, and other sources. Changes, disruptions or temporary or permanent failure to access such sources by their third-party service providers may result in the inability of the Meridian Companies or the combined company to accurately determine the location of users. Moreover, their inability to maintain existing contracts with third-party service providers, or to replace them with equivalent third parties, may result in their inability to access geolocation and identity verification data necessary for their day-to-day operations. If any of these risks materializes, the Meridian Companies and/or the combined company may be subject to disciplinary action, fines or lawsuits, may lose licenses, and their business, financial condition and results of operations could be adversely affected.

The Meridian Companies rely on, and the combined company will rely on, third-party payment processors to process deposits and withdrawals made by users, and if they cannot manage their relationships with such third parties and other payment-related risks, their business, financial condition and results of operations could be adversely affected.

The Meridian Companies rely on, and the combined company will rely on, a limited number of third-party payment processors to process deposits and withdrawals made by users. If any of their third-party payment processors terminates their relationship or refuses to renew their agreements on commercially reasonable terms, the Meridian Companies and the combined company would need to find an alternate payment processor, and may not be able to secure similar terms or replace such payment processor in an acceptable time frame. Further, the software and services provided by our third-party payment processors may not meet the expectations of the Meridian Companies and the combined company, may contain errors or vulnerabilities, may be compromised or experience outages. Any of these risks could cause the Meridian Companies and/or the combined company to lose their ability to accept online payments or other payment transactions or make timely payments to their users, any of which could make their technology less trustworthy and convenient and adversely affect their ability to attract and retain users, or comply with applicable laws and regulations.

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Nearly all of the Meridian Companies’ payments are, and the combined company’s payments will be, made by credit card, debit card or through other third-party payment services, which subjects them to certain regulations and the risk of fraud. They may in the future offer new payment options to users that may be subject to additional regulations and risks. They are also subject to a number of other laws and regulations relating to the payments that they accept from users, including with respect to money laundering, money transfers, privacy and information security. If they fail to comply with applicable rules and regulations, they may be subject to civil or criminal penalties, fines and/or higher transaction fees and may lose their ability to accept online payments or other payment card transactions, which could make their product offerings less convenient and attractive to users. If any of these events were to occur, the business, financial condition and results of operations of the Meridian Companies and the combined company could be adversely affected. Additionally, they may be subject to fines or penalties for failing to comply with applicable rules and regulations which could include criminal and civil proceedings, forfeiture of significant assets or other enforcement actions. They could also be required to make changes to their business practices or compliance programs as a result of regulatory scrutiny.

Other Risk Factors of Golden Matrix

Golden Matrix’s business is, and will be, subject to the risks described above in connection with the Purchase. In addition, Golden Matrix’s business, operations, assets, properties and securities, are, and will continue to be following the Purchase, and the acquisition of the Meridian Companies, subject to the risks described in Golden Matrix’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and incorporated by reference into this Proxy Statement. See “Where You Can Find More Information; Incorporation of Information by Reference” for the location of information incorporated by reference into this Proxy Statement.

PROPOSAL NO. 1:
THE PURCHASE AGREEMENT PROPOSAL

General

As discussed elsewhere in this Proxy Statement, including under “The Purchase”, below, the holders of Golden Matrix’s common stock will consider and vote on the Purchase Agreement Proposal. The holders of Golden Matrix’s common stock should read this Proxy Statement carefully in its entirety, including but not limited to the section titled “The Purchase”, below, including Annexes A, B, C, D, E and F (which are incorporated by reference herein), for more detailed information concerning the Purchase Agreement and Purchase. A copy of the Purchase Agreement is attached as Annex A, a copy of the First Amendment and Second Amendment are attached as Annex B, a copy of the Series C Designation is attached as Annex C, and a copy of the form of Promissory Note is attached as Annex D, a copy of the Form of Voting Agreement is attached as Annex E, and a copy of the Form of Day-to-Day Management Agreement is attached as Annex F, to this Proxy Statement.

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Stockholder Approval of the Purchase Agreement

Pursuant to applicable Nasdaq Listing Rules, the issuance of the shares of common stock to the Sellers in connection with the Purchase Agreement, requires approval of our stockholders, and we are therefore asking our stockholders to approve the Purchase Agreement Proposal by adopting the following resolution:

“WHEREAS, the Board of Directors of Golden Matrix has determined that it is expedient and in the best interests of Golden Matrix and its stockholders for Golden Matrix to complete the Purchase on the terms and subject to the conditions set forth in that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, as amended by the First Amendment to Amended and Restated Sale and Purchase of Share Capital dated September 22, 2023 and entered into on September 27, 2023, and that certain Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated and effective January 22, 2024, as amended further from time to time, by and between the Company, as purchaser and the shareholders of: Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridian Companies”), as sellers (collectively, the “Sellers”), including the shares of Company common stock and preferred stock issuable in connection therewith, and including the common stock issuable upon conversion of the preferred stock, pursuant to which the Company will acquire the Meridian Companies (as it has, and may be, amended from time to time and including all exhibits and schedules thereto, the “Purchase Agreement”).

RESOLVED, that the purchase of the Meridian Companies on the terms and subject to the conditions set forth in the Purchase Agreement, and the other terms and conditions of the Purchase Agreement, including, but not limited to, the shares of Company common stock and preferred stock issuable in connection therewith, and including the common stock issuable upon conversion of the preferred stock, and including certain additional shares of common stock which may be issuable to satisfy indemnification obligations in the future, as discussed in the Purchase Agreement, issuable to the Sellers as set forth therein, are hereby approved, authorized and adopted in all respects.”

A vote in favor of the Purchase Agreement Proposal will be deemed the approval of the Purchase Agreement, the terms and conditions thereof, and all of the transactions contemplated therein and thereby, including, but not limited to all common stock, preferred stock and all common stock issuable upon conversion of the preferred stock, issuable thereunder, and any and all Indemnification Shares issuable in connection therewith.

Required Vote; Recommendation of the Board of Directors

Approval of the Purchase Agreement Proposal requires that a majority of the votes cast on such Purchase Agreement Proposal are voted “FOR” approval of the Purchase Agreement Proposal, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Purchase Agreement Proposal, a broker non-vote, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Special Meeting will have no effect on the vote to approve the Purchase Agreement Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

The Purchase is contingent upon the Purchase Agreement Proposal being approved by Golden Matrix’s stockholders at the Special Meeting, but is not contingent on approval of any of the other Proposals by Golden Matrix’s stockholders.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ” THE APPROVAL OF THE PURCHASE AGREEMENT PROPOSAL.

PROPOSAL NO. 2:
THE COMPENSATION PROPOSAL

General

Pursuant to this Proxy Statement we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers following the Purchase (commonly referred to as a “golden parachute vote”), if certain pre-conditions are met (but which, for the avoidance of doubt, we do not expect to be met as of today’s date). In connection therewith, we are asking our stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the contingent compensation that may be paid or become payable to Golden Matrix’s named executive officers as a result of the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table titled “Golden Parachute Compensation” in the section titled “The Purchase—Interests of Certain Persons in the Purchase”, including the associated narrative discussion and footnotes, in Golden Matrix’s Proxy Statement, dated [●], 2024, is hereby APPROVED.”

Stockholders should note that this non-binding proposal regarding certain executive compensation arrangements is merely an advisory vote which will not be binding on Golden Matrix, the Board of Directors or the Sellers. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Purchase is completed and other conditions are satisfied, certain of our named executive officers will be eligible to receive the various payments in accordance with the terms or conditions applicable to those payments.

As noted above, the compensation at issue is only due and payable if certain conditions are realized. One condition is that there is a Change of Control, as defined in the relevant employment agreement between Golden Matrix and Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, or Weiting ‘Cathy’ Feng, the current Chief Operating Officer and Director of the Company. The Company believes that the Purchase described in Proposal No. 1, pursuant to the Purchase Agreement, would constitute a Change of Control. The second condition is that within the six months before the Closing or the 12 months after the Closing, the Company’s employment of the relevant officer, Mr. goodman or Ms. Feng, as applicable, must be terminated by the Company for any reason other than such executive’s long-term illness or incapacity, death, or discharge for cause, or the resignation of such applicable officer for good reason (as described in their employment agreement). In other words, the Company has to fire the executive within one year without cause or undertake certain actions, or inactions, which are not cured after 30 days’ notice from the executive to the Company. For more Information, please see the section entitled, “Named Executive Officer Change of Control Payments” under “The Purchase—Interests of Certain Persons in the Purchase”. As of now, Golden Matrix does not anticipate that second condition being realized. As of the date of this Proxy Statement, there is no plan to terminate the employment of either Mr. Goodman or Ms. Feng during or as a result of the Purchase, nor after Closing, and none of the good reason termination provisions of the employment agreements of the executives are expected to occur. If there is no such applicable termination of employment of Mr. Goodman and/or Ms. Feng, then the contingent compensation that is the subject of this Compensation Proposal would not become due and payable.

Reasons for the Proposal

We are introducing this Compensation Proposal to comply with applicable securities laws. Specifically, Item 402(t) of Regulation S-K requires disclosure of all golden parachute arrangements with respect to named executive officers of the target (of which we have been advised that none exist) and the acquiring company. The disclosure requires a “Golden Parachute Compensation” table to present quantitative information about the individual components of the parachute compensation, which is included in the table titled “Golden Parachute Compensation” in the section titled “The Purchase—Interests of Certain Persons in the Purchase”. Parachute payments are compensation that is based on or otherwise relates to an acquisition, merger, consolidation, sale or other disposition of all or substantially all of the assets of the issuer.

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When companies seek shareholder approval of a merger or acquisition, they are also required to conduct a separate shareholder advisory vote to approve, on a non-binding basis, the disclosed golden parachute compensation arrangements between the target company and its own named executive officers or those of the acquiring company. This is true even if the parachute compensation is contingent and unlikely to become due and payable.

As such, this Proposal 2 seeks approval, on a non-binding basis, of the contingent compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to or following the Purchase.

Required Vote; Recommendation of the Board of Directors

Approval of the Compensation Proposal requires that a majority of the votes cast on such Compensation Proposal are voted “FOR” approval of the Compensation Proposal, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Compensation Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Special Meeting will have no effect on the vote to approve the Compensation Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE COMPENSATION PROPOSAL.

PROPOSAL NO. 3:
APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND
OUTSTANDING COMMON STOCK IN CONNECTION WITH CERTAIN OFFERINGS

Overview

Our common stock is listed on The Nasdaq Capital Market under the symbol “GMGI”, and is therefore subject to Nasdaq Listing Rules 5635(a) (“Rule 5625(a)”) and 5635(d) (“Rule 5635(d)”).

Rule 5635(a), requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue 20% or more of its common stock (or voting stock)(or securities convertible into or exercisable for common stock) in connection with such acquisition. Nasdaq has further stated that when a private placement is used to finance an acquisition, the issuance of shares in connection with the private placement will be considered under Listing Rule 5635(a), and, subject to the facts and circumstances of the transaction, Nasdaq may determine that the securities sold in the private placement are subject to Nasdaq Listing Rule 5635(a). Because a portion of the funds raised through the sale of the Offering Securities (defined below) are expected to be used to complete the Purchase, the Company is seeking stockholder approval for the issuance and sale of the Offering Securities, as described in greater detail below, pursuant to Nasdaq Listing Rule 5635(a).

Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with a transaction, other than a public offering as defined in Nasdaq’s listing rules, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the Minimum Price. “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement (the “Closing Price”); or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

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Following the Special Meeting, the Company may seek to raise additional capital (a) to pay all or a portion of (i) the $30 million of cash due at Closing, (ii) the $5 million of Contingent Post-Closing Consideration; (iii) the $20 million of Non-Contingent Post-Closing Cash Consideration; and/or (iv) the amounts due under the Promissory Notes, in each case in connection with the Purchase; and/or (b) to implement our business strategy and enhance our overall capitalization. Nonetheless, we have yet to determine the particular terms for such an offering.

Nasdaq allows us to seek pre-approval of certain funding transactions, and for such pre-approval to be considered sufficient for the purposes of compliance with the stockholder approval requirements of Listing Rule 5635(a) and (d) if the Company discloses: (1) the maximum number of shares to be issued; (2) the maximum dollar amount of the issuance; (3) the maximum amount of discount to the market; (4) the purpose of the transaction; and (5) the time frame to complete the transaction.

Because we may seek additional capital that triggers the requirements of the Rule 5635(a) and (d), we are seeking stockholder approval now of one or more financing transactions, as described more fully in the following paragraph, so that we will be able to move quickly to take full advantage of opportunities that may develop in the equity markets and/or to raise funding required to complete the Purchase, as discussed in the paragraph above.

Among the opportunities that may arise for a capital raise, including debt or equity funding, in one or more private or registered direct offerings of equity (including preferred stock), debt or convertible debt, of gross proceeds of up to a maximum of $30,000,000 which could result in the potential issuance of up to 20,000,000 shares of common stock (or other securities convertible into or exercisable for up to 20,000,000 shares of common stock)(collectively, the “Offering Shares” and the “Potential Offerings”). The Offering Shares or the convertible securities which are convertible into the Offering Shares or a portion thereof, including, but not limited to, upon the potential conversion of preferred stock (including dividends thereon) and/or debt securities (including interest and principal thereon), or upon exercise of warrants sold or issued in connection with the Potential Offerings (collectively, the “Offering Securities”), will not be sold at an initial purchase price, or effective purchase price per share of underlying common stock, equal to more than a 20% effective discount to the Closing Price of the Company’s common stock at the time the binding agreement relating thereto is entered into, in each case subject to customary adjustments for stock splits and reverse stock splits. Notwithstanding the foregoing, the Offering Securities may include a variable or default provision which results in the adjustment of the conversion rate/price thereof, provided that such adjustment will not result in a decrease of the conversion price/rate of such Offering Securities in an amount equal to more than an 85% discount from the Closing Price of the Company’s common stock at the time the binding agreement relating thereto is entered into, in each case subject to customary adjustments for stock splits and reverse stock splits. The Potential Offerings may include warrant coverage, provided that the aggregate number of Offering Shares will not exceed 20,000,000 shares of common stock.

The Potential Offerings will be completed, if at all, within three months following the Special Meeting, assuming approval of the Nasdaq Proposal, by the stockholders of the Company, at the Special Meeting. The Company expects to have a sufficient number of authorized shares for issuance in connection with the Potential Offerings. The Potential Offerings may have such other terms as the Board of Directors of the Company shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing. The Company has not yet identified the specific investors or arrived at any specific definitive terms or conditions for the Potential Offerings; however, in no event will the Potential Offerings result in the Company having a new controlling stockholder. Although there will be no initial effect on the holdings of current stockholders from prior approval of the Potential Offerings, the issuance of shares of our common stock, or other securities convertible into or exercisable for shares of our common stock, in accordance with any offering, including the Potential Offerings, would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock. Under the Company’s current Articles of Incorporation, as amended, and Bylaws, stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

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The Board of Directors has not yet determined the terms and conditions of any offering including the Potential Offerings. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This could concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future; however, as discussed above, in no event will the Potential Offerings result in a change of control of the Company.

We cannot determine what the actual net proceeds of the Potential Offerings will be until they are completed. If all or part of the Potential Offerings are completed, we anticipate that the net proceeds will be used to pay amounts due in connection with the Purchase Agreement, as discussed above, and general working capital. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through the Potential Offerings. In the event that we do seek to raise additional capital through the Potential Offerings, we are seeking stockholder approval now so we are able to consummate the transaction(s) on a timely basis. We do not plan to seek any additional approval of the Company’s stockholders with respect to the Potential Offerings.

In connection therewith, we are asking our stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the sale of up to a maximum of $30,000,000 in equity (including preferred stock (including dividends thereon)), convertible equity or debt, with or without warrant coverage, by the Company, in one or more transactions, and the potential issuance of up to 20,000,000 shares of common stock (or other securities convertible into or exercisable for up to 20,000,000 shares of common stock) in connection therewith, to be sold at an initial purchase price, or effective purchase price per share of underlying common stock, equal to no more than a 20% effective discount to the Closing Price of the Company’s common stock at the time the binding agreement relating thereto is entered into, subject to a potential variable or default provision which may result in the adjustment of the conversion rate/price thereof, provided that such adjustment will not result in a decrease of the conversion price/rate of such Offering Securities in an amount equal to more than an 85% discount from the Closing Price of the Company’s common stock at the time the binding agreement relating thereto is entered into, to be completed, if at all, within three months following the Special Meeting, as set forth in greater detail in the Proxy Statement, without any further stockholder approval, in the discretion of the Board of Directors of the Company, is hereby APPROVED”.

The issuance of the Offering Shares pursuant to this proposal may cause significant dilution to existing stockholders.

Reasons for the Proposal

As discussed above, pursuant to Rule 5635(a) stockholder approval is required if a Nasdaq-listed company will issue 20% or more of its common stock (or voting stock)(or securities convertible into or exercisable for common stock) in connection with such acquisition and a private placement is used to finance the acquisition; and pursuant to Rule 5635(d), stockholder approval prior to the issuance of our common stock in connection with a transaction, other than a public offering as defined in Nasdaq’s listing rules, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial shareholders of the Company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the Minimum Price.

Because we may seek additional capital that triggers the requirements of Rule 5635(a) and/or (d), we are seeking stockholder approval now of one or more financing transactions, as described more fully in the following paragraph, so that we will be able to move quickly to take full advantage of opportunities that may develop in the equity markets and/or to raise funding required to complete the Purchase, as discussed above.

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Required Vote; Recommendation of the Board of Directors

Approval of the Nasdaq Proposal requires that a majority of the votes cast on such Nasdaq Proposal are voted “FOR” approval of the Nasdaq Proposal, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Nasdaq Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Special Meeting will have no effect on the vote to approve the Nasdaq Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR ” THE APPROVAL OF THE NASDAQ PROPOSAL.

PROPOSAL NO. 4:
APPROVAL OF THE ADOPTION OF AN AMENDMENT TO OUR AMENDED AND RESTATED
ARTICLES OF  INCORPORATION TO AFFECT A DECLASSIFICATION OF THE BOARD

Overview

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Amended and Restated Certificate of Incorporation in the form attached hereto as Annex G (the “Declassification Amendment”). The following is a summary of the key provisions of the Declassification Amendment, but this summary is qualified in its entirety by reference to the full text of the Declassification Amendment, a copy of which is included as Annex G:

•	removal of Article IV, Section 2 of our Amended and Restated Articles of Incorporation, as amended, which provides for a three class, classified Board of Directors of the Company; and

•

removal of Article VII of our Amended and Restated Articles of Incorporation, as amended, which currently provides that no amendment, alteration, change or repeal may be made to: Article IV, Section 2, or Article VII, without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred).

The Declassification Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The amendments to the Articles of Incorporation to affect the Declassification Amendment, the Control Share Act Opt Out, the Stockholder Bylaws Amendment and Authorized Shares Increase Amendment, are expected to be combined and filed as part of one Certificate of Amendment, to the extent approved by shareholders at the meeting.

Reasons for the Amendments

The Board’s reasons for proposing the removal of the classified Board of Directors from the current Articles of Incorporation, as amended, is because the Sellers have required the Company to seek declassification of the Board of Directors pursuant to the Purchase Agreement.

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However, in the event that this Proposal is not approved by stockholders at the Special Meeting, then the declassification of the Board is a post-Closing obligation of the parties to the Purchase Agreement, to be procured by the holding of a meeting of the stockholders within ninety (90) days following the Closing.

Pursuant to the Purchase Agreement, the Company agreed to cause Anthony B. Goodman, the Chief Executive Officer of the Company, and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman (“Luxor”), to vote, all shares of common stock and preferred stock which they hold in favor of the declassification of the Board of Directors. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

Effective Time and Implementation of the Declassification Amendment

The effective time for the filing of the Declassification Amendment will be the date on which we file the Declassification Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Declassification Amendment. We currently anticipate that the Declassification Amendment will be effective shortly prior to the Closing of the Purchase Agreement, which we expect to occur during the second calendar quarter of 2024.

This Proposal No. 4 is conditioned on the approval of the Purchase Proposal. If the Purchase Proposal is not approved, this Proposal No. 4 will have no effect, and the Board will not move forward with the filing of the Declassification Amendment with the Secretary of State of Nevada, even if approved by our stockholders.

Required Vote; Recommendation of the Board of Directors

The Declassification Amendment will be adopted and approved only if the holders of a majority of our outstanding shares of voting stock are entitled to vote thereon at the Special Meeting vote “FOR” the Declassification Proposal and approval of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). Accordingly, a stockholder’s failure to vote by proxy or to vote at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Declassification Proposal.

As described above, the Purchase Agreement requires that Mr. Goodman and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman, to vote, all shares of common stock and preferred stock which they hold in favor of the Declassification Amendment. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ”

THE APPROVAL OF THE DECLASSIFICATION PROPOSAL.

PROPOSAL NO. 5:
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO
OPT OUT OF NEVADA REVISED STATUTES SECTIONS 78.378 TO 78.3793 (THE NEVADA CONTROL SHARE ACT)

Overview

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Amended and Restated Certificate of Incorporation in the form attached hereto as Annex H (the “Control Share Act Opt Out Amendment”). The following is a summary of the key provisions of the Control Share Act Opt Out Amendment, but this summary is qualified in its entirety by reference to the full text of the Control Share Act Opt Out Amendment, a copy of which is included as Annex H:

Nevada’s Control Share Act statutes, NRS Sections 78.378 to 78.3793, inclusive, contain provisions governing the acquisition of a controlling interest in certain Nevada corporations. These “control share” laws provide generally that any person that acquires a “controlling interest” in certain Nevada corporations may be denied voting rights, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights. Absent such provision in our Articles of Incorporation or Bylaws, these laws would apply to us as of a particular date if we were to have 200 or more stockholders of record (at least 100 of whom have addresses in Nevada appearing on our stock ledger at all times during the 90 days immediately preceding that date) and do business in the State of Nevada directly or through an affiliated corporation, unless our Articles of Incorporation or Bylaws in effect on the tenth day after the acquisition of a controlling interest provide otherwise. These laws provide that a person acquires a “controlling interest” whenever a person acquires shares of a subject corporation that, but for the application of these provisions of the NRS, would enable that person to exercise (1) one fifth or more, but less than one third, (2) one third or more, but less than a majority or, (3) a majority or more, of all of the voting power of the corporation in the election of directors. Once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. We currently are subject to the provisions of NRS Sections 78.378 through 78.379, inclusive, except that because we have less than 200 stockholders of record (less than 100 of whom have addresses in Nevada) and do not do business in the State of Nevada directly or through an affiliated corporation, such provisions do not currently apply to us.

The effect of Nevada’s Control Share Act is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement. These provisions do not apply if the corporation opts-out of such provision in the Articles of Incorporation or Bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Control Share Act Opt Out Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The amendments to the Articles of Incorporation to affect the Declassification Amendment, the Control Share Act Opt Out, the Stockholder Bylaws Amendment and Authorized Shares Increase Amendment, are expected to be combined and filed as part of one Certificate of Amendment, to the extent approved by shareholders at the meeting, including in the discretion of officers of the Company, changing the Article number of the Control Share Act Opt Out Amendment to be Article VII, in lieu of deleting currently Article VII in its entirety, as discussed above.

Reasons for the Amendments

The Board’s reasons for proposing the Control Share Act Opt Out Amendment, is because the Sellers have required the Company to seek approval of the Control Share Act Opt Out Amendment pursuant to the Purchase Agreement and for the reasons below.

Due to the stringent voting requirements of Nevada’s Control Share Act, to the extent the Control Share Act applies, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive stockholder approval from the disinterested stockholders and to provide payment of the fair market value of the disinterested stockholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the stockholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterested stockholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares. Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of stockholders or redemption of such acquiring person’s shares.

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We do not currently meet the threshold required for application of the Nevada’s Control Share Act by virtue of having (i) less than 200 stockholders of record and (ii) less than 100 stockholders who have Nevada addresses appearing on the stock ledger of the Company. The approval of this provision will therefore have no effect on our current stockholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Nevada’s Control Share Act. The adoption of the amendment to make the Nevada’s Control Share Act not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining stockholder approval in the future. Stockholders should note that as a result of the amendment, the Board of Directors will be able to enter into certain transactions as described above that may otherwise require stockholder approval in order for full voting rights to be conferred to an acquirer under Nevada corporate law.

In the event that this Proposal is not approved by stockholders at the Special Meeting, then the adoption of the Control Share Act Opt Out Amendment is a post-Closing obligation of the parties to the Purchase Agreement, to be procured by the holding of a meeting of the stockholders within ninety (90) days following the Closing.

Pursuant to the Purchase Agreement, the Company agreed to cause Anthony B. Goodman, the Chief Executive Officer of the Company, and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman (“Luxor”), to vote, all shares of common stock and preferred stock which they hold in favor of the Control Share Act Opt Out Amendment. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

Effective Time and Implementation of the Control Share Act Opt Out Amendment

The effective time for the filing of the Control Share Act Opt Out Amendment will be the date on which we file the Control Share Act Opt Out Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Control Share Act Opt Out Amendment. We currently anticipate that the Control Share Act Opt Out Amendment will be effective shortly prior to the Closing of the Purchase Agreement, which we expect to occur during the second calendar quarter of 2024.

Required Vote; Recommendation of the Board of Directors

The Control Share Act Opt Out Proposal will be adopted and approved only if the holders of a majority of our outstanding shares of voting stock are entitled to vote thereon at the Special Meeting vote “FOR” the Control Share Act Opt Out Proposal. Accordingly, a stockholder’s failure to vote by proxy or to vote at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Control Share Act Opt Out Proposal.

As described above, the Purchase Agreement requires that Mr. Goodman and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman, to vote, all shares of common stock and preferred stock which they hold in favor of the Control Share Act Opt Out Proposal. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ”

THE APPROVAL OF THE CONTROL SHARE ACT OPT OUT PROPOSAL.

PROPOSAL NO. 6:
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO
ALLOW OUR STOCKHOLDERS TO MAKE, AMEND, ALTER OR REPEAL THE BYLAWS

Overview

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Amended and Restated Certificate of Incorporation in the form attached hereto as Annex I (the “Stockholder Bylaws Amendment”). The following is a summary of the key provisions of the Stockholder Bylaws Amendment, but this summary is qualified in its entirety by reference to the full text of the Stockholder Bylaws Amendment, a copy of which is included as Annex I:

Our current Articles of Incorporation provide that the Board of Directors, pursuant to NRS Section 78.120 is granted the exclusive power to make, amend, alter, or repeal the Bylaws of the Company. The Stockholder Bylaws Amendment would amend that provision of the Articles of Incorporation to provide that (a) the Board of Directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws; and (b) nothing in the Articles of Incorporation shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws.

The Stockholder Bylaws Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The amendments to the Articles of Incorporation to affect the Declassification Amendment, the Control Share Act Opt Out, the Stockholder Bylaws Amendment and Authorized Shares Increase Amendment, are expected to be combined and filed as part of one Certificate of Amendment, to the extent approved by shareholders at the meeting.

Reasons for the Amendments

The Board’s reasons for proposing the Stockholder Bylaws Amendment is because the Sellers have required the Company to seek approval of the Stockholder Bylaws Amendment pursuant to the Purchase Agreement.

However, in the event that this Proposal is not approved by stockholders at the Special Meeting, then the adoption of the Stockholder Bylaws Amendment is a post-Closing obligation of the parties to the Purchase Agreement, to be procured by the holding of a meeting of the stockholders within ninety (90) days following the Closing.

Pursuant to the Purchase Agreement, the Company agreed to cause Anthony B. Goodman, the Chief Executive Officer of the Company, and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman (“Luxor”), to vote, all shares of common stock and preferred stock which they hold in favor of the Stockholder Bylaws Amendment. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

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Effective Time and Implementation of the Stockholder Bylaws Amendment

The effective time for the filing of the Stockholder Bylaws Amendment will be the date on which we file the Stockholder Bylaws Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Stockholder Bylaws Amendment. We currently anticipate that the Stockholder Bylaws Amendment will be effective shortly prior to the Closing of the Purchase Agreement, which we expect to occur during the second calendar quarter of 2024.

Required Vote; Recommendation of the Board of Directors

The Stockholder Bylaws Amendment Proposal will be adopted and approved only if such proposal receives both the affirmative vote of (a) a majority of the voting shares eligible to be voted at the Special Meeting; and (b) the holders of at least sixty-six and two-thirds percent (66⅔%) of the issued and outstanding shares of stock of the Company entitled to vote in the election of directors (excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred). Accordingly, a stockholder’s failure to vote by proxy or to vote at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Stockholder Bylaws Amendment Proposal.

As described above, the Purchase Agreement requires that Mr. Goodman and Luxor Capital LLC, a Nevada limited liability company, owned by Mr. Goodman, vote, all shares of common stock and preferred stock which they hold in favor of the Stockholder Bylaws Amendment Proposal. As of the Record Date for the Special Meeting, Mr. Goodman and Luxor owned 16,124,562 shares of common stock and 1,000 shares of Series B Voting Preferred Stock, which in aggregate vote 7,500,000 voting shares, or an aggregate of 23,624,562 voting shares, or 53.6% of the voting shares eligible to be voted at the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE STOCKHOLDER BYLAWS AMENDMENT PROPOSAL.

PROPOSAL NO. 7:
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES TO
INCREASE THE COMPANY’S AUTHORIZED NUMBER OF SHARES OF COMMON
STOCK FROM TWO HUNDRED AND FIFTY MILLION (250,000,000) SHARES TO THREE
HUNDRED MILLION (300,000,000) SHARES

Overview

Our stockholders are also being asked to adopt a Certificate of Amendment, amending our Amended and Restated Certificate of Incorporation in the form attached hereto as Annex J (the “Authorized Shares Increase Amendment”). The following is a summary of the key provisions of the Authorized Shares Increase Amendment, but this summary is qualified in its entirety by reference to the full text of the Authorized Shares Increase Amendment, a copy of which is included as Annex J:

Our current Articles of Incorporation authorize two hundred and fifty million (250,000,000) shares of common stock, and the Board of Directors has recommended that stockholders approve the Authorized Shares Increase Amendment to increase the number of authorized shares of common stock to three hundred million (300,000,000) shares.

The Authorized Shares Increase Amendment will have no effect on the par value of the Company’s common stock or preferred stock, or on the terms of any previously designated series of preferred stock (including, but not limited to the Series B Voting Preferred Stock, or the Series C Voting Preferred Stock contemplated by the Purchase Agreement, as discussed herein).

The Authorized Shares Increase Amendment is subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company.

The amendments to the Articles of Incorporation to affect the Declassification Amendment, the Control Share Act Opt Out, the Stockholder Bylaws Amendment and Authorized Shares Increase Amendment, are expected to be combined and filed as part of one Certificate of Amendment, to the extent approved by shareholders at the meeting.

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Reasons for the Amendment

The purpose of the Authorized Shares Increase Amendment is to provide the Board of Directors the ability to issue additional shares of common stock of the Company to enable the Company to complete transactions which the Board of Directors believes may be accretive to stockholders, including acquisitions, consulting and employment relationships and fund raisings, following the Closing, provided that the Company does not currently have any definitive plans to, or definitive agreements or understandings in place to, issue any such additional authorized but unissued shares of common stock which will be made available as a result of the Authorized Shares Increase Amendment.

The purpose of the Authorized Shares Increase Amendment is to increase the Company’s authorized shares of common stock from two hundred and fifty million (250,000,000) shares of common to three hundred million (300,000,000) shares of common stock.

Assuming the Authorized Shares Increase Amendment is approved, there will be three hundred and twenty million (320,000,000) total authorized shares of capital stock the Company, consisting of:

•	300,000,000 shares of common stock, having a par value of $0.00001 per share; and

•	20,000,000 shares of preferred stock, having a par value of $0.00001 per share, which currently includes:

○	1,000 shares of Series B Voting Preferred stock, having a par value of $0.00001 per share.

An additional 1,000 shares of Series C Voting Preferred Stock, having a par value of $0.00001 per share are expected to be designated in connection with the Purchase, and issued to the Sellers at the Closing, as discussed herein.

Assuming the Authorized Shares Increase Amendment is approved, the Board of Directors will be authorized to issue the additional shares of common stock without having to obtain the approval of the Company’s stockholders, except pursuant to applicable Nasdaq rules, which generally require stockholder approval for the issuance of 20% or more of an issuer’s outstanding shares of common stock, subject to certain exceptions. The issuance of additional shares could result in the dilution of the value of the shares now outstanding, if the terms on which the shares were issued were less favorable than the contemporaneous market value of the Company’s common stock.

The increase in the number of shares of common stock available for issuance is not being done for the purpose of impeding any takeover attempt. Nevertheless, the power of the Board of Directors to provide for the issuance of shares of common stock without stockholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of stock into “friendly” hands, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

Our Amended and Restated Articles of Incorporation provide the Board of Directors authority to designate and issue ‘blank check’ preferred stock, and the Authorized Shares Increase Amendment will have no effect on the Board of Director’s ability to designate preferred stock, or the previously designated shares of Series B Voting Preferred Stock.

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Effective Time and Implementation of the Authorized Shares Increase Amendment

The effective time for the filing of the Authorized Shares Increase Amendment will be the date on which we file the Authorized Shares Increase Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Authorized Shares Increase Amendment. We currently anticipate that the Authorized Shares Increase Amendment will be effective shortly prior to the Closing of the Purchase Agreement, which we expect to occur during the first calendar quarter of 2024.

Required Vote; Recommendation of the Board of Directors

The Authorized Shares Increase Amendment will be adopted and approved only if such proposal receives the affirmative vote of a majority of the voting shares eligible to be voted at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or to vote at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Authorized Shares Increase Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AUTHORIZED SHARES INCREASE AMENDMENT.

PROPOSAL NO. 8:
ADOPTION OF THE GOLDEN MATRIX GROUP, INC. 2023 EQUITY INCENTIVE PLAN

General Information

At the Special Meeting, stockholders are requested to approve and adopt the Company’s 2023 Equity Incentive Plan, which we refer to as the 2023 Plan.

The following is a summary of the principal features of the 2023 Plan. This summary does not purport to be a complete description of all of the provisions of the 2023 Plan. It is qualified in its entirety by reference to the full text of the 2023 Plan, as proposed to be ratified, which is included as Annex K to this Proxy Statement.

Why We Are Asking Our Stockholders to Approve the 2023 Plan

Currently, we maintain the 2018 Equity Incentive Plan, which we refer to as the 2018 Plan, and the 2022 Equity Incentive Plan, which we refer to as the 2022 Plan, to grant equity awards to our employees, non-employee directors and consultants. A total of 19,409,994 shares remain available for awards under the 2018 Plan and a total of 2,556,500 shares remain available for awards under the 2022 Plan. We are seeking stockholder approval of the 2023 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to grant the $3,000,000 in aggregate value of equity awards to certain key employees of the Meridian Companies within thirty (30) days following the Closing and have a competitive equity incentive program to compete with our peer group for key talent. If the 2023 Plan is approved by our stockholders, we do not anticipate granting any additional awards under the 2022 Plan.

General Information About The 2023 Plan

On October 20, 2023, the Board of Directors adopted the 2023 Plan, subject to approval and adoption by the stockholders of the Company at the Special Meeting (i.e., such 2023 Plan is not effective until adopted by the stockholders of the Company).

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The 2023 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) stock appreciation rights (“SAR”); (iv) restricted stock awards; (v) restricted stock units; (vi) shares in performance of services; (vii) other awards of equity or equity based compensation; or (viii) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

Shares Available Under the 2023 Plan; Evergreen Provision

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2023 Plan is the sum of (i) five million (5,000,000) shares, and (ii) an automatic increase on April 1st of each year for a period of nine years commencing on April 1, 2024 and ending on (and including) April 1, 2033, in an amount equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) five million (5,000,000) shares of common stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of common stock. This is also known as an “evergreen” provision. Notwithstanding the foregoing, no more than a total of 50,000,000 shares of common stock (or awards) may be issued or granted under the 2023 Plan in aggregate, and no more than 50,000,000 shares of common stock may be issued pursuant to the exercise of Incentive Stock Options.

If an award granted under the 2023 Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2023 Plan. As a result, the shares available for granting future awards under the 2023 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2023 Plan in connection with awards previously granted under such 2023 Plan will again be available for awards under the 2023 Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was paid in cash or any portion thereof that was forfeited or cancelled without the delivery of shares will again be available for awards, including, but not limited to shares forfeited to pay any exercise price or tax obligation.

In addition, shares of common stock related to awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the 2023 Plan.

The shares available for awards under the 2023 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The Company is the issuer (manager) of the 2023 Plan. The 2023 Plan is administered by either (a) the entire Board of Directors of the Company, or the (b) Compensation Committee, as determined from time to time by the Board of Directors (the “Administrator”). Subject to the terms of the 2023 Plan, the Administrator may determine the recipients, the types of awards to be granted, the number of shares of our Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2023 Plan, including the period of their exercisability and vesting. The Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Administrator also determines the fair market value applicable to an award and the exercise or strike price of stock options and stock appreciation rights granted under the 2023 Plan.

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The Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such executive officer. The executive officer may not grant an award to himself or herself.

On or after the date of grant of an award under the 2023 Plan, the Administrator may (i) accelerate the date on which any such award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such award, including, without limitation, extending the period following a termination of a participant’s employment during which any such award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Internal Revenue Code (the “Code”).

Eligibility

All of the Company’s employees (including its affiliates), non-employee directors and consultants are eligible to participate in the 2023 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2023 Plan only to our employees (including our affiliates). Additionally, employees of the Meridian Companies and certain of their subsidiaries will be eligible to receive awards under the 2023 Plan.

As of January 24, 2024, we had thirty-two employees, three non-employee directors and three consultants and the Meridian Companies had approximately 1,200 employees and 5 consultants.

No awards are issuable by the Company under the 2023 Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

Limit on Non-Employee Director Compensation

The maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $750,000, or $1 million in the first year such non-employee director is appointed to the Board, or in the case of any non-employee chairperson of the Board, in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (non-statutory) stock options or incentive stock options. The Administrator, in its sole discretion, determines the exercise price of any options granted under the Plan which exercise price is set forth in the agreement evidencing the option, provided however that at no time can the exercise price be less than the $ 0.00001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2023 Plan will be determined by the Administrator, except that no stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

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The term of all stock options granted under the 2023 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2023 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator.

Incentive stock options granted under the 2023 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Nonqualified (non-statutory stock options) granted under the 2023 Plan are not intended to qualify as incentive stock options under the Code.

The Administrator may impose limitations on the transferability of stock options granted under the 2023 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2023 Plan other than by will or the laws of descent and distribution or, subject to approval by the Administrator, pursuant to a domestic relations order. However, the Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. Options may not be transferred to a third party financial institution for value.

Unless the terms of an optionholder’s stock option agreement, or other written agreement between us and the optionholder, provide otherwise, if an optionholder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that the exercise of the option is prohibited by applicable securities laws or the immediate sale of shares acquired upon exercise of the option is prohibited by our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability, the optionholder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the administrator and may include (i) cash, check, bank draft or money order; (ii) a broker-assisted cashless exercise; (iii) the tender of shares of our common stock previously owned by the optionholder; (iv) a net exercise of the option (to the extent allowed); or (v) other legal consideration approved by the administrator.

Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term “cause” is defined in the 2023 Plan to mean any event which would qualify as cause for termination under the participant’s employment agreement with the Company, or, if there is no such employment agreement, any of the following (i) the recipient’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the recipient’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the recipient’s failure to perform the recipient’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the recipient by the Company; (iv) the recipient’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the recipient’s material violation of any provision of any agreement(s) between the recipient and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

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Restricted Stock Unit Awards

Restricted stock unit (RSU) awards are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards

Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us, or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights

Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally will not be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2023 Plan will vest at the rate specified in the stock appreciation right agreement as determined by the administrator. Stock appreciation rights may be settled in cash or shares of our common stock or in any other form of payment as determined by our board of directors and specified in the stock appreciation right agreement.

The administrator determines the term of stock appreciation rights granted under our 2023 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate upon the termination date. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards

Our 2023 Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, our common stock.

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The performance goals may be based on any measure of performance selected by our board of directors. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by our board of directors at the time the performance award is granted, our board of directors will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Other Stock Awards

The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, or otherwise agreed to by the Administrator, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under our 2023 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iv) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

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Corporate Transactions

In the event of a corporate transaction (as defined in the 2023 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant, any stock awards outstanding under our 2023 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction); and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award, over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of our common stock.

Change in Control

Stock awards granted under our 2023 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the 2023 Plan) as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

The Administrator has the right, to effect, at any time and from time to time, subject to the consent of any participant whose award is materially impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding option or SAR; (2) the cancellation of any outstanding option or SAR and the grant in substitution therefor of (A) a new option, SAR, restricted stock award, RSU award or other award, under the 2023 Plan or another equity plan of the Company, covering the same or a different number of shares of common stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

Duration; Termination of the 2023 Plan

Our board of directors has the authority to amend, suspend, or terminate our 2023 Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our board of directors adopted our 2023 Plan. No stock awards may be granted under our 2023 Plan while it is suspended or after it is terminated.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2023 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

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Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-Statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2023 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by thecipeient of the stock appreciation right.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

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Awards planned under the 2023 Plan

There are no current plans to issue any awards under the 2023 Plan, except in connection with the $3,000,000 in aggregate value of equity awards to certain key employees of the Meridian Companies within thirty (30) days following the Closing. See “Agreements Related to the Purchase—The Purchase Agreement—Post-Closing Obligations; Rights”, below.

Required Vote; Recommendation of the Board of Directors

Approval of the Equity Plan Proposal requires that a majority of the votes cast on such Equity Plan Proposal are voted “FOR” approval of the Equity Plan Proposal, by the holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Equity Plan Proposal, a broker non-vote, an abstention or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Special Meeting will have no effect on the vote to approve the Equity Plan Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ”

THE APPROVAL OF THE EQUITY PLAN PROPOSAL.

PROPOSAL NO. 9:
THE ADJOURNMENT PROPOSAL

General

If the number of shares of common stock (which each vote one voting share on all stockholder matters) and Series B Voting Preferred Stock (which each vote 7,500 voting shares on all stockholder matters) present in person (i.e., virtually at the Special Meeting) or represented by proxy at the Special Meeting and voting in favor of the proposals to approve the Purchase Proposal is insufficient to approve the Purchase Proposal at the time of the Special Meeting, we intend to move to adjourn the Special Meeting, if necessary or appropriate (as determined in good faith by our Board of Directors) to a later time or date, from time to time, in order to enable the Board of Directors to solicit additional proxies in respect of the Purchase Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on such proposal, by the holders of holders of shares of Golden Matrix’s voting stock present in person (i.e., virtually at the Special Meeting) or by proxy and entitled to vote on the matter at the Special Meeting, provided that a quorum exists at such Special Meeting. For purposes of the vote on the Adjournment Proposal, an abstention, a broker non-vote or a failure to submit a proxy card or vote by mail, telephone, fax, over the Internet or at the Special Meeting will have no effect on the vote to approve the Adjournment Proposal, except to the extent that a failure to vote prevents the Company from obtaining a quorum for the Special Meeting.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE MERIDIAN COMPANIES

Unless otherwise indicated, the information presented in this section is based on the historical operations and financial statements of the Meridian Companies. Such information does not give effect to the Purchase.

Contact Information

The name, complete mailing address and telephone number of the principal executive offices of the Meridian Companies are:

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd

Bulevar Mihajla Pupina 10 b

Belgrade, Serbia

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica

Moskovska 2b

Podgorica, Montenegro

Meridian Gaming Holdings Ltd.

Lyons Range 20, Office No. 3

Bisazza Street

Sliema, Malta SLM 1640

Meridian Gaming (Cy) Ltd

BLOCK A, Floor 1

180 Amathoyntos Avenue

Parekklisia, Touristiki 4533 Cyprus

CyprusBusiness Conducted

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd is a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”). Meridian Serbia operates in the sports betting and gaming industry in Serbia.

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro (“Društvo”)(“Meridian Montenegro”). Meridian Montenegro operates in the sports betting and gaming industry in Montenegro.

Meridian Gaming Holdings Ltd.

Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta (“Meridian Malta”). Meridian Malta operates in the sports betting and gaming industry in Malta.

Meridian Gaming (Cy) Ltd

Meridian Gaming (Cy)Ltd, a company formed and registered in the republic of Cyprus (“Meridian Cyprus”). Meridian Cyprus operates in the sports betting and gaming industry in Cyprus.

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Collectively, the Meridian Companies are a well-established brand and operator in the sports betting and gaming industry, spanning across 15 markets in Europe, Central and South America, and Africa. The Meridian Companies employ approximately 1,200 personnel, operating online (mobile and web) and via around 700 Meridian Company-owned or franchised betting shops, with a primary focus (in those shops) on sports betting, online casino games, and virtual games. Of those 700 shops, approximately 250 are owned by the Meridian Companies (and their subsidiaries) and approximately 450 shops are owned by franchisees. This is complemented by a variety of slot machines and online casino, iGaming, eSports, fixed odds games, and other entertainment options, contingent on the regulatory parameters of the specific jurisdictions. While sports betting is the primary focus of the Meridian Companies, the Meridian Companies’ online casino revenues have grown significantly over the past couple of years.

The Meridian Companies’ proprietary technology enables the development of scalable systems capable of operating in multiple jurisdictions and currencies, all the while leveraging the same technical infrastructure for odds setting and risk management. The Meridian Companies’ technology platform ensures consistency in odds setting and risk management across all the markets that they operate in.

Additionally, the Meridian Companies’ approach to its markets is flexible and omni-channel, encompassing (for example)iOS, Android, mobile browser, desktop, SMS, SST, and USSD applications (discussed in greater detail below)and technologies (as well as customary retail operations). This omni-channel approach seeks to ensure that consumers can access the Meridian Companies’ offerings in different ways, but is also, in certain jurisdictions, essential to overcoming some of the technological challenges faced by consumers in those territories. This approach is how Meridian Companies’ customers across diverse regions and connectivity levels can engage with the Meridian Companies’ content and have the same level of user experience.

More specifically, the Meridian Companies’ technological platforms include:

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iOS and Android services: the Meridian Companies offer dedicated mobile applications for both iOS and Android users, providing a seamless and user-friendly experience for those who prefer betting on the go.

•

Mobile Browser: the Meridian Companies’ mobile website is optimized for various mobile browsers, ensuring that customers can access these services conveniently from their mobile devices, even without the need for a dedicated app.

•	Desktop: For customers who prefer a traditional desktop experience, the Meridian Companies offer a comprehensive desktop platform that provides a wide range of betting options.

•

SMS (Short Message Service): In regions with limited internet connectivity, such as parts of Africa, the Meridian Companies offer SMS betting services. Customers can place bets and receive updates through text messages, making sports betting accessible to a broader audience.

•

SST (Simplified Service Text): similar to SMS, SST allows customers to place bets and receive information via text messages, ensuring that users with basic mobile phones or limited internet access can still enjoy the Meridian Companies’ services.

•

USSD (Unstructured Supplementary Service Data): USSD is a critical channel in regions where internet access is limited. It enables users to interact with the Meridian Companies’ platform through a simple, menu-based system on their mobile phones. Customers can place bets, check odds, and manage their accounts using USSD, providing inclusivity in markets with varying levels of technological infrastructure.

A significant component of the Meridian Companies’ revenue is derived from its comprehensive sports betting offerings, which cover over 800 different leagues, providing more than 11 million bets on over 20,000 sporting events each month, inclusive of in-play betting. Notably, the sports betting technology, odds setting, and risk management platforms are proprietary to the Meridian Companies.

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The Meridian Companies’ sports betting services cover a wide range of sports, events, and markets to cater to diverse player preferences. They offer betting options for traditional sports such as soccer (football), basketball, tennis, table tennis, volleyball, handball, ice hockey, American football, baseball, rugby, cricket, horse racing, and more. Additionally, they provide opportunities for betting on emerging trends like e-football and e-sports. In addition to conventional sports, the Meridian Companies’ portfolio extends to niche markets like futsal, floorball, snooker, badminton, beach volleyball, darts, water polo, golf, biathlon, cycling, boxing, martial arts, alpine skiing, skiing, Formula 1, moto sports, NASCAR, kabaddi, and even sports specials related to major competitions. Moreover, the Meridian Companies offer betting on political events where regulatory conditions permit, and even allow customers to propose their own bets, provided they meet ethical and legal requirements and are measurable.

The Meridian Companies’ innovative use of machine learning technologies within their platform serves to enhance customer experiences by offering tailored bets and continuously updated odds over an extensive range of events. This significantly reduces the requirement for manual oversight and intervention.

The Meridian Companies offer a diverse and multifaceted portfolio of betting options that extends beyond traditional sports betting. The Meridian Companies offer a portfolio of gaming products including casino games, slots, roulette, and other random number generator (RNG)games. The Meridian Companies also own their own casino development studio, which has thus far produced 42 slot games, which are available online, where regulatory approval is granted, catering to customers on its proprietary casino platform. RNG games are games in which the outcome is determined by a random element generated by a computer algorithm. These games rely on chance rather than skill or strategy to determine the results.

Meridian Companies’ casino offerings include a mix of in-house developed games from Expanse Studios and a selection of titles from renowned third-party casino providers. These providers include Games Global, BluOcean, Relax, Oryx, Playtech, iSoftbet, Leap, Evolution, Easit, Amusnet, Thunderkick, Spribe, Habanero, PG Soft, Greentube, EvoPlay, Wazdan, Pragmatic Play, Playson, Fazi, Endorphina, Spearhead, CT Interactive, Kiron, and Platipus. The Meridian Companies have established revenue-sharing agreements with such providers to offer a wide variety of casino games, ensuring a diverse and engaging casino experience for the Meridian Companies’ players via a vibrant and ever-expanding casino game library.

The Meridian Companies have a dedicated iGaming section that covers eSports competitions and allows betting on gaming tournaments. This segment caters to the growing interest in competitive gaming and includes popular titles such as CS:GO, Dota 2, Fortnite, LoL, Valorant, Rainbow Six, Crossfire, King of Glory, and more. This diverse range allows the Meridian Companies to cater to the preferences of eSports enthusiasts.

The Meridian Companies also provide extensive coverage of eSports events, encompassing major tournaments such as The International (Dota 2), League of Legends World Championship, and CS:GO Majors. Additionally, they align their coverage with significant European and international eSports tournaments according to the European competition calendar. This approach ensures that customers have access to a broad spectrum of eSports events, adhering to regulatory guidelines. The Meridian Companies also utilize ethical advertising practices and partnerships with specialized gaming websites to connect with eSports enthusiasts effectively.

The Meridian Companies offer in-play betting for eSports matches, enabling customers to place bets during the live progression of the games. This real-time betting feature enhances the eSports betting experience while ensuring that it complies with regulatory standards. To maintain the integrity of eSports betting and prevent unethical practices like match-fixing, the Meridian Companies collaborate closely with international eSports federations. This partnership allows the Companies to monitor eSports events and swiftly respond to any suspicious activities. In the event of any concerns, they proactively engage with national law enforcement authorities to uphold fair play and regulatory compliance.

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The Meridian Companies understand that player preferences and market dynamics can vary significantly. To address these differences across the group’s many jurisdictions, they have implemented several unique features and tailored offerings, including:

•

Localized content: In all markets, the Meridian Companies provide localized content and promotions to align with city, country, and regional preferences. This includes language-specific interfaces, promotions tied to local events, and culturally relevant gaming experiences and consumer patterns.

•

Customer engagement: The Meridian Companies prioritize responsible gaming and offer tools such as deposit and loss limits, time-out features, and self-exclusion options. These tools empower players to manage their gaming experiences responsibly.

•

Innovative Betting Options: The Meridian Companies’ “Empty Bets” feature allows customers to propose their own bets, fostering a sense of engagement and personalization. These bets are subject to stringent ethical and legal criteria and must be measurable. These bets are strictly prohibited from involving any unethical or illegal events or activities. The Meridian Companies maintain a strong commitment to upholding the highest ethical standards in all aspects of their operations, including innovative betting options.

Beyond its direct B2C operations, the Meridian Companies also facilitate an indirect B2B franchise model. Under this model, the Meridian Companies license their proprietary sports betting technology to local partners, who can operate under the Meridian Companies brand or their own brand. This diversifies the Meridian Companies’ revenue stream, enabling them to leverage their technology for added income, while expanding its brand’s presence.

Status of development efforts for new or enhanced products, trends in market demand and competitive conditions

The Meridian Companies are diligently invested in research and development initiatives to attempt to stay at the forefront of their industry and meet the ever-evolving needs of their diverse customer base. As part of this strategy, the Meridian Companies’ developmental efforts are primarily focused on enhancing product offerings, refining user experience, and bolstering their proprietary sports betting technology.

The Meridian Companies products and services compete in a market characterized by rapid technological advances, which means evolving standards in software technology and frequent new product introductions and enhancements that may render the existing ones obsolete. The Meridian Companies attempt to continuously refine their software and technology offerings especially in terms of more intensive customer specification, segmentation and personalization, as well as to address regulatory changes in the markets in which they operate and plan to operate. The Meridian Companies believe that in order to remain competitive, they need to continuously modify and enhance their technology platform and service offerings.

In the realm of technological advancement, one of the key development initiatives currently in progress at the Meridian Companies is the integration of advanced Machine Learning (ML)technologies into its sports betting platform. The incorporation of these sophisticated technologies aims to personalize and enrich the betting experience for individual users by offering tailored bets, real-time updating of odds across a vast range of events, and further reducing the need for human oversight. This is expected to not only create a more dynamic, responsive, and intuitive betting experience, but also present a significant competitive advantage in a market where customer experience is paramount.

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In terms of market trends, the Meridian Companies believe that demand for online betting is on a significant upward trajectory globally, partially due to the lasting impact of the COVID-19 pandemic, which has accelerated the shift from traditional, physical betting shops to online platforms. The industry-wide transition towards mobile betting is another recent major trend, spurred on by the increased penetration of smartphones and improved internet connectivity. In response to these trends, the Meridian Companies have successfully implemented an omni-channel approach to its markets, including iOS, Android, mobile browser, desktop, SMS, SST, USSD as well as retail segment.

With regard to competitive conditions, the betting industry continues to be highly competitive, with new entrants emerging frequently. However, the Meridian Companies have maintained a robust competitive position, owing to their advanced technological infrastructure, diversified product portfolio, personalized customer experience, and prudent regulatory compliance. The Meridian Companies are focused on maintaining and enhancing this competitive edge through continuous innovation, customer-centricity, and adaptability.

Resources Material to the Meridian Companies’ Business

In the context of the sports betting and gaming industry, raw materials do not take the traditional form as seen in manufacturing or other product-centric businesses. Instead, for entities like the Meridian Companies, the primary resources are operating licenses, data, and software infrastructure. The ability to procure, process, and effectively utilize these resources plays a fundamental role in delivering competitive offerings and ensuring seamless and globally competitive operations.

Data providers: Given that the essence of sports betting revolves around accurate and real-time data, data providers are a critical resource for the Meridian Companies. The companies rely on third-party data providers who deliver real-time sports data, statistical information, and analytical insights. This data underpins the companies’ sportsbook offering and feeds into the dynamic odds-setting and risk management systems the brand uses. The availability of this data and the reliability of the providers are crucial for the daily operation of the Meridian Companies’ business.

Software infrastructure: The Meridian Companies’ proprietary sports betting technology forms the backbone of their operations. This includes the companies’ platform, which enables online and offline betting across multiple geographies, currencies, broadband internet connectivity conditions and regulatory demands. Maintaining, updating, and enhancing this software infrastructure is vital to the companies’ capacity to deliver a seamless and secure betting experience. It also ensures the companies’ offerings remain cutting-edge and competitive.

Content suppliers: In addition to data providers, the Meridian Companies rely, to some extent, on various third-party suppliers for its gaming content, particularly in the areas of casino games, slots, roulette, and other RNG games. The Meridian Companies have a team of well-established and experienced professionals capable of creating a broad segment of user acquisition content. The availability of high-quality and diverse gaming content is key to attracting and retaining customers, which is why the portion of in-house built casino products is constantly growing.

Human resources: The Meridian Companies rely on the skills and expertise of their workforce, which includes everyone from the cashiers and odds setters, to the software engineers who maintain and develop the companies’ technical infrastructure, customer support personnel, who interface directly with the customers, as well as the compliance and regulatory team customer support representatives.

Intellectual Property

The Meridian Companies intellectual property includes, among other things, extensive software-driven technological platforms, in-house developed games, licensed games, the content of their websites, their registered domain names, registered and unregistered trademarks, certain trade secrets, and licenses. The Meridian Companies believe that their intellectual property is an essential asset of their business and that their registered domain names and their technology infrastructure will give them a competitive advantage in the marketplace. The Meridian Companies rely on a combination of trademark, copyright and trade secret laws in the United States and foreign jurisdictions, as well as contractual provisions, to protect their proprietary technology and brands. The Meridian Companies also rely on copyright laws to protect the appearance and design of their sites and applications, although to date they have not registered for copyright protection on any particular content. The Meridian Companies have registered numerous Internet domain names related to their business in order to protect their proprietary interests. The efforts that the Meridian Companies have taken to protect their intellectual property may not be sufficient or effective, and, despite these precautions, it may be possible for other parties to copy or otherwise obtain and use the content of the Meridian Companies’ websites or their brand names without authorization.

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The Meridian Companies’ primary registered software includes the following:

(i)	“Bet Shop Manager”;
(ii)	“Vivify”; and
(iii)	“Smart Cat.”

The primary web properties of the Meridian Companies include the following websites:

(i)	meridianbet.rs;
(ii)	meridianbet.co.tz;
(iii)	meridianbet.pe:
(iv)	meridianbet.ba;
(v)	meridianbet.me;
(vi)	meridianbet.com.cy;
(vii)	meridianbet.com; and
(viii)	meridianbet.be.

The Meridian Companies’ primary trademark is “MeridianBet,” which is trademarked in the European Union, Belgium, Bosnia & Herzegovina, Cyprus, Malta, and Serbia, among other jurisdictions. Other registered trademarks include “Meridian” and “Expanse Studios.”

The information on, or that may be accessed through, the Meridian Companies’ websites is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement.

Governmental Regulations

General

The Meridian Companies operate within a diverse regulatory environment across key markets. In general, gambling activities are controlled by a specific regulatory authority in each country, usually as a separate and autonomous public body. Such regulatory bodies are generally, in turn, subject to the authority of the subject county’s Ministry of Finance or equivalent. These regulatory bodies are responsible for supervising the granting and revocation of licenses, inspecting retail premises and digital conditions of websites designated for providing betting and gaming services, and ensuring compliance with rules and regulations.

Prohibitions and sanctions in the regulatory landscape are generally similar across jurisdictions. In the event of noncompliance, regulatory authorities have various enforcement measures at their disposal. These measures may include sending compliance warnings and adherence requests, imposing financial fines, imposing temporary or permanent prohibitions on operations, seizing assets through bank guarantees, and mandating fines.

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This regulatory framework also empowers commissions to inspect premises and take necessary actions if noncompliance is identified. This may involve temporarily or permanently closing facilities and seizing equipment to ensure compliance with regulatory requirements.

Overview of the Licensing System

The licensing system varies across jurisdictions but generally involves a thorough evaluation of applicant’' suitability and adherence to regulatory requirements. Licenses are typically granted by the regulatory authority after satisfying specific conditions and meeting the necessary criteria.

These conditions may include, but are not limited to, conducting background checks on the applicant, ensuring financial stability, conducting a personal fit-and-proper test of the entity’s ultimate beneficial owner, designated directors and key management, and insisting the applicant demonstrate compliance with anti-money laundering regulations, implement responsible gaming measures, and provides secure and fair gaming environments for players (technical checks of the platform and services such as random number generator (RNG)certifications).

Sanctions for noncompliance with licensing requirements can range from warnings and fines to temporary or permanent revocation of licenses. Additionally, regulatory authorities may have the power to impose other penalties, such as seizing assets or imposing mandatory fines.

The Meridian Companies closely monitor the evolving regulatory landscape in each jurisdiction where they operate in order to comply with such rules. By maintaining proactive engagement with regulators, staying abreast of legal and regulatory developments, and implementing robust compliance measures, the Meridian Companies demonstrate a commitment to responsible and compliant operations.

License information – B2C Operations

The Meridian Companies operate their sports betting and casino products and offering via the Meridianbet desktop, mobile website, and/or mobile apps, as well as retail betting shops, in the following jurisdictions: Serbia, Bosnia – Herzegovina, Montenegro, Cyprus, Malta, Belgium, Tanzania, Peru, Curacao, and Kenya, pursuant to licenses granted by the gaming commissions of these jurisdictions.

In Serbia, gambling activities are regulated by the Law on Games of Chance. The Game of Chance Administration grants and revokes licenses, inspects premises, and ensures compliance with rules and regulations. The Meridian Companies hold licenses for betting, slot machines, and online operations and they are renewable each 10 years.

In Bosnia – Herzegovina, gambling is regulated by the Law on Games of Chance adopted by both country’s entities, Republika Srpska and Federation of Bosnia and Herzegovina. The gaming administrations issues and revokes licenses, regulates gambling operators, and conducts inspections. The Meridian Companies hold licenses for betting, slot machines, and online betting and gaming, and they are renewable each 5 years.

In Tanzania, the sector is regulated by the provisions of the Gaming Act. The Gaming Board of Tanzania issues licenses for remote and non-remote gambling, betting, and gaming. The Meridian Companies hold licenses for principal sports betting and internet casino operations and they are awarded on an annual basis.

The Ministry of Finance of Montenegro grants licenses for gambling activities. The Meridian Companies hold licenses that are renewable every three years.

The Belgian Gaming Commission grants licenses for sports betting and online operations. The Meridian Companies hold licenses that are renewable every nine years.

The National Betting Authority in Cyprus grants Class A and Class B licenses for retail and online betting. The Meridian Companies hold licenses that are renewable every two years.

The Malta Gaming Authority (MGA)grants licenses for retail and online betting. The Meridian Companies hold licenses for remote and non-remote gambling. The Meridian Companies’ proprietary software is licensed under a B2B license, and the companies also own a Critical Gaming Supply License, renewable each 10 years.

In Curacao, based on the National Ordinance on Offthore Games of Hazard (Landsverordening buitengaatse hazardspelen, P.B. 1993, no. 63)(NOOGH)online gaming licenses are issued by or on behalf of the Governor of Curaçao.

License information–- franchise operations

In addition to the Meridian Companies’ online sports betting product offerings, they also operate in the following countries through a franchise model: Seychelles, Mozambique, Cameroon, Zambia, the Republic of the Congo, and the Democratic Republic of the Congo.

Through their franchise model, the Meridian Companies license their sports betting technology and provide a range of complementary services to local partners. This model allows the Meridian Companies to expand their operations and deliver their services to a wider customer base while ensuring regulatory compliance and maintaining the highest standards of integrity and responsible gaming practices.

Compliance

The Meridian Companies have policies and procedures in place to ensure compliance with legal and regulatory standards. The Meridian Companies actively monitor underage gambling and exploits to vulnerable customers, and take steps to address problematic gaming. The Meridian Companies promote responsible gambling, fair and credible products and services, and implement security measures against fraudulent behavior and gaming addiction. The Meridian Companies also strictly prohibit access by minors and provide self-protection measures for customers.

Responsible and Safer Gaming Policies and Standards

The Meridian Companies are committed to responsible gambling, encompassing various aspects, to ensure a safe and transparent gaming environment. By implementing strict corporate standards, the Meridian Companies prioritize fair and credible products and services, working to protect player’' privacy and ensuring responsible processing of payment data. The Meridian Companies’ vigilant monitoring seeks to prevent fraudulent behavior, complying with national and European Union anti-money laundering directives.

The Extent to Which the Business Is or May Be Seasonal

Like many businesses in the gaming and betting industry, the Meridian Companies experience a degree of seasonality in their operations. In particular, the companies’ sports betting segment can be affected by the annual sports calendar. The months of late June and the first week of July tend to have less sports betting activity due to a decline in major sporting events during this period. This is because many prominent sports leagues, such as football (soccer)and basketball, conclude their seasons in the late spring, and there’s often a pause before other significant sporting events begin in mid-July and early October, respectively.

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However, the Meridian Companies have implemented strategic measures to attempt to mitigate these seasonal downturns and ensure steady revenue flow throughout the year:

Diversified offerings: The companies have a comprehensive portfolio of betting options that include casino games, eSports, and virtual sports, all of which are not dependent on real-world sporting seasons. During quieter periods in the sports calendar, the Meridian Companies intensify the promotion of these other gaming products to attempt to maintain customer engagement and revenue.

Cross-selling: By developing an in-depth understanding of their customer base, the Meridian Companies are able to effectively cross-sell their various product offerings. When sports betting activities are low, the companies focus on cross-selling efforts to promote other segments, primarily traditional casino games.

Global market presence: Operating in multiple international markets allows the Meridian Companies to benefit from different sports seasons across the world, which can offset seasonal slowdowns in certain regions such as Europe.

Meridian Companies and Subsidiaries

Competition

The competitive landscape of the gaming industry where the Meridian Companies operate is varied yet complex, shaped by various factors such as regulatory environments, market saturation and dynamics, technological advancements, and consumer behaviors. In each core market–- Serbia, Montenegro, Malta, and Cyprus–- the Meridian Companies face different levels of competition from several industry players, each with their own strategies and strengths.

In Serbia, the competitive landscape includes five companies which, together with about ten other operators of marginal materiality, comprise the bulk of the market. Each competitor runs different business models based predominantly on capital intensive retail investments in slot technology, other gaming operations, and food-and-beverage and entertainment operations. Despite a relative diversity of competition, the Meridian Companies believe that they differentiate themself by offering unique value propositions (a leading number of standard and live betting options as well as online casino games), advanced betting technologies, and superior customer service.

In Montenegro, the Meridian Companies have three relevant competitors. As the oldest market player in Montenegro, the Meridian Companies attempt to distinguish themselves through an innovative product portfolio and a solid understanding of local market dynamics.

The situation in Malta is unique given its regulatory status as a global gaming hub and a high-stakes environment marked by intense competition from several industry leaders. Nevertheless, the Meridian Companies believe they have a competitive advantage by leveraging its strong operational capabilities and adapting to the rapid market changes typical of such a dynamic industry hub.

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In Cyprus, the Meridian Companies face off against five competitors of varying market relevance. In this challenging competitive scenario, the companies focus on customizing their product offerings to cater to the unique tastes and preferences of the local customer base.

Irrespective of the geographical location, the Meridian Companies operate in both online and retail segments. This dual-mode of operation allows the Meridian Companies to serve a wider customer base, cater to different customer preferences, and remain resilient in the face of market uncertainties. In the online segment, the companies use advanced technologies to provide seamless and secure gaming experiences. In the retail segment, the Meridian Companies focus on building a network of strategically located betting shops to ensure easy accessibility for their customers.

Competition in the gaming industry is driven by several factors. These include but are not limited to (1)technological innovation, (2)the quality of customer service, (3)the variety and novelty of betting and casino games and options offered, (4)promotional strategies, (5)pricing, and (6)trustworthiness. Given the high level of competition, operators like the Meridian Companies constantly innovate and refine their strategies to create competitive advantages and drive customer loyalty.

Drawing on two decades of industry experience, the Meridian Companies believe that they understand the nuances of each market and are able to tailor their strategies in an effort to navigate the diverse competitive landscape. By focusing on their strengths and continuously enhancing their product offerings and service quality, the Meridian Companies aim to maintain their competitive position in the gaming industry.

The Meridian Companies have taken a proactive approach to protecting the market for locally licensed operators by working closely with its own local licensee (where relevant, other licensed operators, and local regulators and tax-collection agencies), all to ensure only licensed groups operate in the companies’ markets. These measures safeguard revenue collections for all three parties, meaning the local operators, the tax authorities, and the Meridian Companies, by working to prevent unlicensed third parties from illegally competing for gaming customers and diverting the authorities’ attention from having to attempt to collect taxes on that competition. To date, these collaborative measures have not only reinforced the rule of law, but also resulted in ensuring the prompt flow of funds to taxing and regulatory authorities, and have had the effect of warding off any proposals by those authorities to increase taxes or fees on the local operators (and, by extension, the Meridian Companies). That, in turn, has had the beneficial effect of allowing the local operators to keep their fees and charges low, ensuring that end-users will not become more attracted to black market offerings.

Dependence on One or a Few Major Customers

The Meridian Companies, like almost all companies in the gaming industry, cater to a very broad and diverse customer base. The nature of the gaming sector is such that revenue is usually generated from a wide array of customers, as opposed to being concentrated in a single or a few major customers. This dispersion of customers minimizes the risk of revenue instability tied to any specific customer or group of customers.

With operations spread across several geographical locations, including Serbia, Montenegro, Malta, and Cyprus, the Meridian Companies’ customer base is distributed across these regions. The Meridian Companies also maintain a diverse demographic of customers in terms of age, gaming preferences, and betting behaviors.

Moreover, the Meridian Companies’ business model is designed to mitigate the dependence on a few significant customers. By offering a wide variety of games, betting options, and customer-focused services, the Meridian Companies attract a diverse group of customers, thus ensuring revenue continuity and stability.

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Properties

The Meridian Companies’ headquarters are located in Belgrade, Serbia. As of the date of this proxy statement, the Meridian Companies own or lease facilities for corporate functions, business operations, and other related purposes at locations throughout their numerous jurisdictions. The Meridian Companies believe their existing facilities and equipment, which are used by all reportable segments, are in good operating condition and are suitable for the conduct of their business.

Legal Proceedings

From time to time, the Meridian Companies may be subject to legal proceedings, claims, and government investigations in the ordinary course of business. These may include, but not be limited to, claims relating to: its products and services; workforce, technology, and business processes, such as worker classification and patent claims; and intellectual property, such as trademarks and copyright infringement claims. The results of any future litigation cannot be predicted with certainty and, regardless of the outcome, litigation can have an adverse impact on the Meridian Companies because of defense and settlement costs, diversion of management resources, harm to brand and reputation, and other factors.

The Meridian Companies have nonetheless brought two litigation matters to the Company’s attention.

In the first, the Meridian Companies are involved in a dispute with one of its Cyprus subsidiaries’ minority owners. Meridian Malta owns 51% of the Cypriot company, Fair Champions Meridian Ltd. (“Fair Champions”). Meridian Malta and the minority shareholders of Fair Champions are engaged in four related court actions, two of which (one from each side) seek the liquidation of that company. The proceedings are pending in the District Court of Limassol, cases General Application No. 378/2016; General Application No. 542/2020; Case No. 1080/2017; and Case No. 418/2017. The actions were initiated between September and February 2020.

Given the parties’ petitions for relief, the ultimate liquidation of that entity is likely, though it is also possible the Court will engineer one set of parties’ buyout of the other. In the third action, the minority shareholders are asserting derivative claims on behalf of Fair Champions. In the fourth, Meridian Serbia has sued certain minority shareholders for misrepresentations made at the time of the Company Parties’ acquisition of its majority interest in Fair Champions. The Meridian Companies are seeking reimbursement of the sum they paid for that interest.

In the other action, Meridian Malta is participating in a dispute with the Greek tax authorities (acting through the Audit Centre for Large Enterprises). The Meridian Companies have conducted business remotely (i.e., via internet) in Greece through Meridian Malta. Meridian Malta—like two dozen other remote betting entities—is locked in a tax dispute with the Greek tax authorities relating to tax years 2012 through 2014. The Greek authorities filed initial assessments, which Meridian Malta then appealed. The bases of the appeals included arguments that (i) Greece incorrectly assessed Meridian Malta’s tax liability; and (ii) Meridian Malta paid taxes on its Greek revenues in Malta, so it is exempt from further taxes under the two countries’ double taxation treaty. The appeals are at various stages of adjudication. These actions, instituted in December 2018 and April 2019, are pending in the Administrative Court of Appeal of Athens and the Supreme Court of Greece, respectively.

The Meridian Companies may become involved in material legal proceedings in the future.

Employees

The Meridian Companies are committed to investing in its employees while nurturing a work environment that fosters global and cross functional collaboration. Its leadership team actively works to attract, develop, and retain talent from a range of backgrounds and experiences.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF THE ACQUIRED ASSETS

The following discussion and analysis should be read in conjunction with the financial statements of the Meridian Companies included elsewhere in this Proxy Statement. The following discussion contains forward-looking statements. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside of our control. Future results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those factors discussed hereunder under “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. We do not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

Background

The Meridian Companies have six main sources of revenue. They are namely: (1) Retail Sports Betting, (2) Retail Casinos (slot machines), (3) Online Sports Betting, (4) Online Casinos, (5) Business to Business Revenue, and (6) Bars (in retail locations).

The Meridian Companies’ revenue primarily consists of gross gaming revenue (GGR)(an internal metric), defined internally as money wagered minus money won, less bonuses.

Online income (both from sports betting and casino gaming) accounted for 73.1% of the Meridian Companies’ revenues in the first nine months of 2023. That is the Meridian Companies’ fastest growing segment. The Meridian Companies’ online income grew 27.4% in comparison to the first nine months of 2022. This increasing trend by consumers engaged in online gaming started with the COVID-19 pandemic, but continues to be robust and shows no current sign of discontinuing.

Within online-generated income, online casino income grew by 66.8% for the first nine months of 2023, compared to the same period in 2022. During this period, the Meridian Companies launched 620 new online casino games from both external providers and from the Meridian Companies’ own in-house provider, Expanse Studios.

After online income, the Meridian Companies’ next biggest income segment is retail sports betting and casino, which together accounted for 23.9% of the Meridian Companies’ revenue in the first nine months of 2023.

The Meridian Companies’ business to business (B2B) revenue is derived from franchise customers to whom the Meridian Companies provide services, including sports betting software, customer support, risk management and live odds feeds.

In January 2023, the Meridian Companies became the sponsor of one of the largest basketball clubs in Europe, Red Star Belgrade. The Meridian Companies are also a regular marketing and sponsorship participant in the Turkish Airlines Euroleague. At commencement, that strategic partnership was one of the largest betting sponsorship deals in Southeast Europe’s history and the management of the Meridian Companies believes that it has significantly enhanced the Meridian Companies’ visibility and brand recognition, especially within the sports betting community.

Results of Operations

The following discussion and analysis of the results of operations of the Meridian Companies for the nine month periods ended September 30, 2023 and 2022, and for the years ended December 31, 2022 and 2021, should be read in conjunction with the consolidated financial statements of the Meridian Companies and notes thereto included in this Proxy Statement under “Index to Financial Statements of the Meridian Companies”.

The majority of the numbers presented below are rounded numbers and should be considered as approximate.

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Nine months ended September 30, 2023, compared to the nine months ended September 30, 2022.

Sales for the nine months ended September 30, 2023, were $67,725,000, compared to $55,091,000 for the nine months ended September 30, 2022, a $12,634,000 or 23% increase from the prior period, which was due mainly to the growth in online casino revenue.

Cost of sales for the nine months ended September 30, 2023, was $17,943,000, compared to $13,874,000 for the nine months ended September 30, 2022, a $4,069,000 or 29% increase from the prior period, which was due mainly to the increase in payments to online casino providers for content. These providers are usually paid a percentage of revenue and due to the increase in online casino, the amount paid increased.

Gross profit for the nine months ended September 30, 2023, was $49,782,000, compared to $41,217,000 for the nine months ended September 30, 2022, an $8,565,000 or 21% increase from the prior period, which was due mainly to an increase in online casino revenue in the period.

Selling, general and administrative expenses for the nine months ended September 30, 2023, were $12,477,000, compared to $9,440,000 for the nine months ended September 30, 2022, a $3,037,000 or 32% increase from the prior period, which was due mainly to an increase in payment provider fees of $1,429,278 or 82% from the prior period, due to the expansion of the network of payment providers and record cash deposit by players. Depreciation expenses increased by 17% due to the renovation of sports betting facilities and the purchase of new equipment, primarily slot machines.

Salaries and wages for the nine months ended September 30, 2023, were $10,618,000, compared to $7,919,000 for the nine months ended September 30, 2022, a $2,699,000 or 34% increase from the prior period, which was due mainly to the increased headcount to both support revenue growth and to enable the entry into new markets.

Professional fees for the nine months ended September 30, 2023, were $1,406,000, compared to $1,508,000 for the nine months ended September 30, 2022, a $102,000 or 7% decrease from the prior period, which was due mainly to the reduced cost of consulting services and professional fees for the nine months ended September 30, 2023.

Marketing expenses for the nine months ended September 30, 2023, were $9,056,000 compared to $5,088,000 for the nine months ended September 30, 2022, a $3,968,000 or 78% increase from the prior period, which was due mainly to a sponsorship contract with Red Star Belgrade, one of the largest basketball clubs in Europe. That increase in marketing costs helped increase the number of online active players by approximately 24% from September 30, 2022 to September 30, 2023.

Rents and utilities for the nine months ended September 30, 2023, were $4,133,000, compared to $3,480,000 for the nine months ended September 30, 2022, a $653,000 or 19% increase from the prior period, which was due mainly to increased inflation in the amount of approximately 20%.

Bad debt expenses for the nine months ended September 30, 2023, were $109,000, compared to $318,000 for the nine months ended September 30, 2022, a $209,000 or 66% decrease from the prior period, which was due mainly to a larger amount of written off uncollectible receivables and prepayments for the nine months ended September 30, 2022, compared to the period for the nine months ended September 30, 2023.

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Income from operations for the nine months ended September 30, 2023, was $11,984,000, compared to $13,464,000 for the nine months ended September 30, 2022, a $1,480,000 or 11% decrease from the prior period, which was due mainly to the increase in operating expenses discussed above offset by the increase in gross profit.

Interest earned for the nine months ended September 30, 2023, was $36,000, compared to $18,000 for the nine months ended September 30, 2022, an $18,000 or 100% increase from the prior period, which was due mainly to an increase in interest on the Meridian Companies’ deposited funds, which interest is paid every month.

Interest expense for the nine months ended September 30, 2023, was $32,000, compared to $26,000 for the nine months ended September 30, 2022, a $6,000 or 23% increase from the prior period, which was due mainly to an increase in borrowing costs.

Foreign exchange gain for the nine months ended September 30, 2023, was $321,000, compared to $76,000 for the nine months ended September 30, 2022, a $245,000 or 322% increase from the prior period, which was due mainly to the strengthening of the most represented local currency, the Serbian Dinar (RSD) in relation to the U.S. dollar (USD) by approximately 8% from September 30, 2022 to September 30, 2023.

Other income for the nine months ended September 30, 2023, was $725,000, compared to $382,000 for the nine months ended September 30, 2022, a $343,000 or 90% increase from the prior period, which was due mainly to the increase of income from marketing services for third-party advertising in Meridian betting shops, the sale of fixed assets, value added tax (VAT) refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the companies’ core activity.

Net income before tax for the nine months ended September 30, 2023, was $13,034,000, compared to $13,913,000 for the nine months ended September 30, 2022, an $879,000 or 6% decrease from the prior period, which was due mainly to the increase in operating expenses, mainly marketing costs, which increased by 78%, as well as payment provider costs, which increased by 82%, offset by the increase in gross profit and other income, discussed above.

Income tax expense for the nine months ended September 30, 2023, was $1,148,000, compared to $940,000 for the nine months ended September 30, 2022, a $208,000 or 22% increase from the prior period, which was due mainly to higher amounts paid for income tax for the nine months ended September 30, 2023, which included taxes paid for realized net profit from 2022, which was higher than 2021.

Net income after tax for the nine months ended September 30, 2023, was $11,886,000, compared to $12,974,000 for the nine months ended September 30, 2022, a $1,088,000 or 8% decrease from the prior period, which was due mainly to the increase in operating expenses and income tax expense offset by the increase in gross profit and other income, discussed above.

Net income after tax attributable to the owners of the Meridian Companies for the nine months ended September 30, 2023, was $11,715,000, compared to $12,682,000 for the nine months ended September 30, 2022, a $967,000 or 8% decrease from the prior period, which was due mainly to the increase in operating expenses and income tax expense offset by the increase in gross profit and other income, discussed above.

Foreign currency translation loss for the nine months ended September 30, 2023, was $5,450,000, compared to $7,711,000 for the nine months ended September 30, 2022, a $2,261,000 or 29% percent decrease from the prior period, which was due mainly to currency fluctuations between the USD and Euro.

Total comprehensive income for the nine months ended September 30, 2023, was $6,436,000, compared to $5,263,000 for the nine months ended September 30, 2022, a $1,173,000 or 22% percent increase from the prior period, which was due mainly to the decrease in foreign currency translation loss, increase in gross profit and other income, offset by increase in operating expenses and income tax expense, discussed above.

Total comprehensive income attributable to the owners of the Meridian Companies for the nine months ended September 30, 2023, was $6,265,000, compared to $4,971,000 for the nine months ended September 30, 2022, a $1,294,000 or 26% percent increase from the prior period, which was due mainly to the decrease in foreign currency translation loss, increase in gross profit and other income, offset by increase in operating expenses and income tax expense, discussed above.

Year Ended December 31, 2022, compared to the Year Ended December 31, 2021

Sales for the year ended December 31, 2022, were $74,930,000, compared to $60,368,000 for the year ended December 31, 2021, a $14,562,000 or 24% increase from the prior period, which was due mainly to growth in online casino and sports betting revenue.

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Cost of goods sold for the year ended December 31, 2022, was $19,413,000, compared to $14,617,000 for the year ended December 31, 2021, a $4,796,000 or 33% increase from the prior period, which was due mainly to an increase in payments to online casino providers who are paid a percentage of revenue. The amount increased as online casino revenue grew.

Gross profit for the year ended December 31, 2022, was $55,517,000, compared to $45,751,000 for the year ended December 31, 2021, a $9,766,000 or 21% increase from the prior period, which was due mainly to the increase in revenue from online casinos.

Selling, general and administrative expenses for the year ended December 31, 2022, were $13,799,000, compared to $11,159,000 for the year ended December 31, 2021, a $2,640,000 or 24% increase from the prior period, which was due mainly to an increase in payment provider fees by $881,950 or 64% from the prior period, due to the expansion of the network of payment providers and increased cash deposit by players. Depreciation expenses increased by 16% due to the renovation of sports betting facilities and the purchase of new facilities.

Salaries and wages for the year ended December 31, 2022, were $11,127,000, compared to $9,101,000 for the year ended December 31, 2021, a $2,026,000 or 22% increase from the prior period, which was due mainly to an increase in head count to support the increase in revenue.

Professional fees for the year ended December 31, 2022, were $1,948,000, compared to $1,505,000 for the year ended December 31, 2021, a $443,000 or 29% increase from the prior period, which was due mainly to increased costs of tax consulting services and professional fees in connection with the planned Purchase by Golden Matrix.

Marketing expenses for the year ended December 31, 2022, were $7,377,000, compared to $5,468,000 for the year ended December 31, 2021, a $1,909,000 or 35% increase from the prior period, which was due mainly to an increase in promo campaigns, mass media advertising, and billboards, mainly due to the Soccer World Cup in 2022.

Rents and utilities for the year ended December 31, 2022, were $4,775,000, compared to $3,908,000 for the year ended December 31, 2021, an $867,000 or 22% increase from the prior period, which was due mainly to setting rent expenses to a higher level after the previously approved discounts for rent expenses expired after COVID-19 became less of an issue.

Bad debt expenses for the year ended December 31, 2022, were $517,000, compared to $311,000 for the year ended December 31, 2021, a $206,000 or 66% increase from the prior period, which was due mainly to realized losses from the disposal of fixed assets and writing off uncollectible receivables.

Income from operations for the year ended December 31, 2022, was $15,974,000, compared to $14,298,000 for the year ended December 31, 2021, a $1,676,000 or 12% increase from the prior period, which was due mainly to the increase in revenue from the growth of both online casinos and sports betting, discussed above.

Interest earned for the year ended December 31, 2022, was $33,000, compared to $16,000 for the year ended December 31, 2021, a $17,000 or 106% increase from the prior period, which was due mainly to the increased interest on deposited funds in the bank.

Interest expense for the year ended December 31, 2022, was $43,000, compared to $68,000 for the year ended December 31, 2021, a $25,000 or 37% decrease from the prior period, which was due mainly to increased cost for paying late payment interest in 2021.

Foreign exchange gain for the year ended December 31, 2022, was $74,000, compared to loss of $(40,000) for the year ended December 31, 2021, a $114,000 or 285% increase from the prior period, which was due mainly to the strengthening of the value of local currencies during 2022, primarily the RSD and the Peruvian Sol (PEN) in relation to EURs and USDs.

Loss on the acquisition of subsidiary for the year ended December 31, 2022, was $0, compared to $1,015,000 for the year ended December 31, 2021, a $1,015,000 or 100% decrease from the prior period. The loss on the acquisition of subsidiary in 2021 was mainly due to the acquisition of the additional 41% equity of Bit Tech Ltd. (Tanzania).

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Other income for the year ended December 31, 2022, was $1,053,000, compared to $970,000 for the year ended December 31, 2021, an $83,000 or 9% increase from the prior period, which was due mainly to an increase of income from marketing services for third-party advertising in Meridian betting shops, sale of fixed assets, VAT refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the companies' core activity.

Net income before tax for the year ended December 31, 2022, was $17,091,000, compared to $14,162,000 for the year ended December 31, 2021, a $2,929,000 or 21% increase from the prior period, which was due mainly to the growth in online casino revenue and sports betting revenue in 2022 and the loss on the acquisition of subsidiary of $1,015,000 in 2021.

Income tax expense for the year ended December 31, 2022, was $1,115,000, compared to $1,215,000 for the year ended December 31, 2021, a $100,000 or 8% decrease from the prior period, which was due mainly to an increase in profit before tax. The increase was lower than the increase in profit before tax, due to a net loss generated by Meridian Malta, as well as the negative effect of a deferred tax cost relating to Meridian Serbia, for the year ended December 31, 2022.

Net income after tax for the year ended December 31, 2022, was $15,976,000, compared to $12,948,000 for the year ended December 31, 2021, a $3,028,000 or 23% increase from the prior period, which was due mainly to growth of the business in 2022 and the loss on the acquisition of subsidiary of $1,015,000 in 2021.

Net income after tax attributable to the owners of the Meridian Companies for the year ended December 31, 2022, was $15,785,000, compared to $12,870,000 for the year ended December 31, 2021, a $2,915,000 or 23% increase from the prior period, which was due mainly to the growth of both online casinos and sports betting in 2022 and the loss on the acquisition of subsidiary of $1,015,000 in 2021.

Foreign currency translation loss for the year ended December 31, 2022, was $4,133,000, compared to $2,727,000 for the year ended December 31, 2021, a $1,406,000 or 52% increase from the prior period, which was due mainly to currency fluctuations between the USD and Euro.

Total comprehensive income for the year ended December 31, 2022, was $11,843,000, compared to $10,220,000 for the year ended December 31, 2021, a $1,623,000 or 16% increase from the prior period, which was due mainly to growth of the business in 2022 and the loss on the acquisition of subsidiary of $1,015,000 in 2021, discussed above.

Total comprehensive income attributable to the owners of the Meridian Companies for the year ended December 31, 2022, was $11,652,000, compared to $10,142,000 for the year ended December 31, 2021, a $1,510,000 or 15% increase from the prior period, which was due mainly to the growth of both online casinos and sports betting in 2022 and the loss on the acquisition of subsidiary of $1,015,000 in 2021, discussed above.

Liquidity and Capital Resources

The consolidated balance sheet information for the Meridian Companies as of September 30, 2023 and December 31, 2022, is as follows:

	September 30, 2023	December 31, 2022
	(Unaudited)	(Audited)
Total non-current assets	$47,438,451	$44,653,894
Cash and cash equivalents	$16,339,964	$13,109,447
Working Capital	$10,138,806	$6,350,098

The Meridian Companies’ property, plants, and equipment accounted for approximately 37% of its total assets, meaning $25,710,000, as of September 30, 2023. That includes buildings of $6,212,000 and slots and machines of $10,754,000.  The net book value of the Meridian Companies’ core business software as of September 30, 2023 was $2,160,000.

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The Meridian Companies had cash and cash equivalents of $16,340,000 as of September 30, 2023. That figure excludes deposits of $3,871,000 relating to gambling licenses held by regulators.

Total equity of $56,220,000 as of September 30, 2023, was due primarily to the retained earnings of $57,696,000 and additional paid in capital of $3,046,000, offset by accumulated other comprehensive loss of $5,450,000.

The Meridian Companies had total assets of $69,939,000 as of September 30, 2023, including cash and cash equivalents of $16,340,000, accounts receivable of $2,298,000, goodwill and intangible assets of $12,549,000, property, plant and equipment of $25,710,000, deposits of $5,288,000 and right-of-use assets of $3,613,000.

The Meridian Companies had total liabilities of $13,719,000 as of September 30, 2023, including accounts payable and accrued liabilities of $7,120,000, current lease liabilities of $2,187,000, taxes payable of $2,574,000 and non-current liabilities of $1,357,000.

The Meridian Companies had total working capital of $10,139,000 as of September 30, 2023.

The Meridian Companies are cash flow positive and do not require material additional outside cash requirements for their ongoing operations.

The Meridian Companies do not currently have any additional commitments or identified sources of additional capital from third parties or from officers, directors or majority stockholders.

In the future, the Meridian Companies may be required to seek additional capital by selling equity securities or debt securities, or taking on additional debt, or otherwise be required to bring cash flows in balance when they approach a condition of cash insufficiency. The sale of additional equity or debt securities, if accomplished, may result in dilution to then stockholders. Financing may not be available in amounts or on terms acceptable, or at all. In the event the Meridian Companies are unable to raise additional funding and/or obtain revenues sufficient to support their expenses, they may be forced to scale down their operations, which could cause our securities to decline in value.

Cash Flows

	Nine Months Ended
	September 30, 2023	September 30, 2022
Cash provided by operating activities	$16,467,674	$19,399,484
Cash used in investing activities	$(8,876,144)	$(5,866,431)
Cash used in financing activities	$(3,058,777)	$(4,733,049)

The Meridian Companies generated cash from operating activities of $16,468,000 during the nine months ended September 30, 2023, due primarily to net income for the period of $11,886,000, depreciation of $2,670,000, amortization of intangible assets of $1,357,000, income tax accrued of $1,148,000, and increase in right to use liability (non-current) of $1,265,000, offset by decrease in other liabilities of $976,000.

The Meridian Companies generated cash from operating activities of $19,399,000 during the nine months ended September 30, 2022, due primarily to $12,974,000 of net income for the period, $2,453,000 of depreciation, decrease in deposits of $1,695,000, decrease in other non-current assets of $1,705,000, and increase in right to use liability (current) of $1,126,000, offset by decrease in other liabilities of $2,148,000.

During the nine months ended September 30, 2023, cash used in investing activities was $8,876,000, which was due to $3,471,000 of purchase of property, plant and equipment, $4,261,000 of purchase of intangibles, and $1,148,000 of tax paid.

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During the nine months ended September 30, 2022, cash used in investing activities was $5,866,000, which was due to $2,605,000 of purchase of property, plant and equipment, $1,921,000 of purchase of intangibles, and $1,373,000 of tax paid.

During the nine months ended September 30, 2023, cash used in financing activities was $3,059,000, which included $1,414,000 of dividends paid and $1,645,000 of repayment of lease.

During the nine months ended September 30, 2022, cash used in financing activities was $4,733,000, which included $4,877,000 of dividends paid, $1,431,000 of repayment of lease, and offset by $1,576,000 of issuance of share capital.

	Twelve Months Ended
	December 31, 2022	December 31, 2021
Cash provided by operating activities	$24,751,852	$22,263,680
Cash used in investing activities	$(11,658,527)	$(9,648,922)
Cash used in financing activities	$(7,792,684)	$(13,103,545)

The Meridian Companies generated cash from operating activities of $24,752,000 during the twelve months ended December 31, 2022, due primarily to net income for the period of $15,976,000, depreciation of $3,451,000, amortization of intangible assets of $1,153,000, income tax accrued of $1,176,000, increase in accounts payable of $1,485,000, and increase in right to use liability (current) of $1,887,000.

The Meridian Companies generated cash from operating activities of $22,264,000 during the twelve months ended December 31, 2021, due primarily to $12,948,000 of net income for the period, depreciation of $2,774,000, amortization of intangible assets of $1,091,000, income tax accrued of $1,103,000, loss on acquisition of $1,015,000, increase in other liabilities of $2,597,000, and increase in right to use liability (current) of $2,647,000, offset by increase in other current assets of $1,094,000 and loss on valuation of  $1,546,000.

During the twelve months ended December 31, 2022, cash used in investing activities was $11,659,000, which was due to $6,806,000 of purchase of property, plant and equipment, $3,228,000 of purchase of intangibles, and $1,610,000 of tax paid.

During the twelve months ended December 31, 2021, cash used in investing activities was $9,649,000, which was due to $7,876,000 of purchase of property, plant and equipment, $3,231,000 of purchase of intangibles, $1,103,000 of tax paid and offset by $2,562,000 of proceeds from investment.

During the twelve months ended December 31, 2022, cash used in financing activities was $7,793,000, which included $6,792,000 of dividends paid, $2,076,000 of repayment of lease and offset by $1,576,000 of issuance of share capital.

During the twelve months ended December 31, 2021, cash used in financing activities was $13,104,000, which included $11,598,000 of dividends paid and $1,506,000 of repayment of lease.

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Critical Accounting Policies and Estimates

The discussion and analysis of the Meridian Companies’ financial condition and results of operations are based upon its consolidated financial statements included herein under “Index to Financial Statements of the Meridian Companies”. Certain information regarding critical accounting policies and estimates are included under Notes 1, 2, 3 and 4 to the audited financial statements of the Meridian Companies for the years ended December 31, 2022 and 2021, included herein, under “Nature of Business and Basis of Presentation” and “Summary of Accounting Policies” and Note 1 to the unaudited financial statements of the Meridian Companies for the nine months ended September 30, 2023 and 2022, included herein, under “Basis of Preparation and Presentation and Accounting Policies”.

THE PURCHASE

The discussion of the Purchase in this Proxy Statement is qualified in its entirety by reference to the Purchase Agreement, the First Amendment and Second Amendment, the Certificate of Designation of the Series C Convertible Preferred Stock, the form of Promissory Notes, the Form of Voting Agreement, and the form of Day-to-Day Management Agreement, copies of which are attached to this Proxy Statement as Annex A, B, C, D, E and F, and each of which are incorporated by reference into this Proxy Statement. We encourage you to read the Purchase Agreement, the Certificate of Designation of the Series C Convertible Preferred Stock, and form of Promissory Note, carefully and, in their entirety, as they are the legal documents that govern the Purchase.

Overview of the Purchase

On January 11, 2023, we entered into a the Purchase Agreement with Aleksandar Milovanović, Zoran Milošević and Snežana Božović, the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy)Ltd, a company formed and registered in the republic of Cyprus.

Subsequent to the parties’ entry into the Original Purchase Agreement, the parties continued to discuss the consideration payable by the Company to the Sellers, the breakdown between cash and equity of such consideration, and the timing for the payment of such consideration, and the number of closings, and after such discussions, the parties determined to amend and restate the Original Purchase Agreement, to adjust such consideration breakdown, the timing of payments in connection therewith, the number of closings, to extend certain required deadlines set forth in the Original Purchase Agreement, and make various other changes to the Original Agreement.

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In connection therewith, on June 28, 2023, we entered into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 with the Sellers, which was amended by a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023, which we entered into with the Sellers on September 27, 2023, the terms of which are discussed here.

On January 22, 2024, the Company and the Sellers entered into a Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital which extended the required closing date to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension).

Pursuant to the Purchase Agreement, the Sellers agreed to sell us 100% of the outstanding capital stock of each of the Meridian Companies in consideration for (a) a cash payment of $30 million, due at the closing of the acquisition, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 restricted shares of the Company’s common stock, with an agreed upon value of $3.00 per share, due at the closing of the acquisition; (c) 1,000 shares of a to be designated series of Series C preferred stock of the Company, discussed in greater detail below, due at the closing of the acquisition; (d) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock, due within five business days following the six month anniversary of the Closing (defined below) if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (e) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and (f) promissory notes in the amount of $15,000,000, due 24 months after the Closing.

The Closing is required to occur prior to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties, subject to an Automatic Closing Date Extension, as discussed below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

A copy of the Purchase Agreement is attached as Annex A, a copy of the First Amendment and Second Amendment are attached as Annex B, a copy of the Series C Designation is attached as Annex C, and a copy of the form of Promissory Note is attached as Annex D, a copy of the Form of Voting Agreement is attached as Annex E, and a copy of the Form of Day-to-Day Management Agreement is attached as Annex F, to this Proxy Statement.

Golden Matrix Group, Inc.

Golden Matrix was incorporated in the State of Nevada on June 4, 2008, under the name Ibex Resources Corp. Golden Matrix’s business at the time was mining and exploration of mineral properties. In October 2009, Golden Matrix changed its name to Source Gold Corp, remaining in the business of acquiring exploration and development stage mineral properties. In April 2016, Golden Matrix changed its name to Golden Matrix Group, Inc., changing the direction of its business to focus on software technology. Golden Matrix previously held mining assets, which it no longer owns. All mining claims and assets were disposed of and/or transferred in exchange for the cancellation of convertible notes held by various note holders.

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We operate (i)as an innovative provider of enterprise Software-as-a-Service (“SaaS”)solutions for online casino operators and online sports betting operators, commonly referred to as iGaming operators and, (ii)a provider of pay to enter prize competitions in the United Kingdom (UK), through RKingsCompetitions Ltd. and GMG Assets Limited and (iii)an online casino in Mexico through Golden Matrix MX, S.A. DE C.V.

We have historically operated in the business-to-business (B2B)segment where we develop and own online gaming intellectual property (IP)and build configurable and scalable, turn-key and white-label gaming platforms for our international customers, located primarily in the Asia Pacific (APAC)region. With the acquisitions of RKingsCompetitions Ltd. (“RKings”)(effective November 1, 2021 as to 80% and effective November 4, 2022, as to the remaining 20%)and GMG Assets Limited (“GMG Assets”), a UK company, which was formed to facilitate the Company’s operations of RKings (effective on August 1, 2022), we entered into the business-to-consumer (“B2C”)segment by offering pay to enter prize competitions throughout the UK. Also, in the B2C segment, on July 11, 2022, the Company acquired Golden Matrix MX, S.A. DE C.V., which had no assets or operations at the time of acquisition and was formed for the benefit of the Company, for the sole purpose of operating an online casino in Mexico, branded as Mexplay, which features an extensive number of table games, slots, as well as sportsbook, and offers tournament competition prizes similar to those offered by RKings. The Company’s online casino and related activities in Mexico commenced generating revenues in March 2023.

Golden Matrix’s principal business location is 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103, and its telephone number is (702) 318-7548. More information about Golden Matrix Group, Inc. can be found at www.goldenmatrix.com. Information contained on, or that can be accessed through, our website is not incorporated by reference into this Proxy Statement, and you should not consider information on our website to be part of this Proxy Statement. Golden Matrix’s common stock is listed on the Nasdaq Capital Market under the trading symbol “GMGI.”

The Meridian Companies

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd is a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”). Meridian Serbia operates in the sports betting and gaming industry in Serbia.

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, is a private limited company formed and registered in and under the laws of Montenegro (“Društvo”)(“Meridian Montenegro”). Meridian Montenegro operates in the sports betting and gaming industry in Montenegro.

Meridian Gaming Holdings Ltd.

Meridian Gaming Holdings Ltd., is a company formed and registered in the Republic of Malta (“Meridian Malta”). Meridian Malta operates in the sports betting and gaming industry in Malta.

Meridian Gaming (Cy) Ltd

Meridian Gaming (Cy)Ltd, is a company formed and registered in the republic of Cyprus (“Meridian Cyprus”). Meridian Cyprus operates in the sports betting and gaming industry in Cyprus.

Background of the Purchase

The following chronology summarizes the key meetings and events that led to the signing of the Original Purchase Agreement and the Purchase Agreement. This chronology does not purport to catalogue every conversation among the officers of Golden Matrix, the Board of Directors or the representatives of Golden Matrix, and other parties.

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The terms of the Purchase are the result of arm’s-length negotiations between Golden Matrix and the Sellers. The following is a summary of the events leading up to the signing of the Original Purchase Agreement and the Purchase Agreement and the key meetings, negotiations, discussions and actions by and between the Sellers and their respective representatives that preceded the public announcement of the Purchase. The Company did not discuss the retention of Company management in connection with any alternative proposals or indications of interest relating to any other acquisitions.

On April 22, 2021, Mr. Anthony Brian Goodman, the Chief Executive Officer of Golden Matrix and Mr. Aaron Johnston, a then independent member of the Board of Directors of Golden Matrix, were approached by Mr. Sagi Ifrach, a business broker. Mr. Ifrach was unknown to Mr. Goodman at the time but was known to Mr. Johnston to be a business broker; however, Mr. Johnston did not have a relationship with, and had not previously had communication with Mr. Ifrach. Mr. Ifrach advised Mr. Goodman and Mr. Johnston, that he had a potential business opportunity and asked Golden Matrix to sign a non-disclosure agreement (NDA) prior to discussing such opportunity.

On April 23, 2021, Mr. Ifrach sent a draft NDA to Mr. Goodman for review and execution, and the NDA was signed by Mr. Goodman on that same day. The NDA did not materially differ from any other confidentiality agreement entered into between the Company and any other potential acquisition target, and did not include a standstill provision.

On April 24, 2021, Mr. Ifrach sent Mr. Goodman and Mr. Johnston an information memorandum on the Meridian Companies.

On April 24, 2021, Mr. Ifrach introduced Mr. Vladan Ilic, the Meridian Companies’ Head of Corporate Finance (not an executive officer), and Mr. Zoran Milošević, one of the shareholders of the Meridian Companies, via a tele conference call to Mr. Goodman and Mr. Johnston.

On May 11, 2021, a Zoom meeting was held to discuss a potential business opportunity between Golden Matrix and the Meridian Companies. The meeting was attended by Mr. Goodman, Mr. Johnston, Mr. Ilic and Mr. Milošević. During this meeting Mr. Goodman provided an overview of Golden Matrix, its operations and financial position, and Mr. Milošević provided an overview of the Meridian Companies, including their operations and financial position.

On May 18, 2021, Mr. Johnston emailed Mr. Ifrach and Mr. Milošević and set out a high level structure as to how Golden Matrix could potentially acquire the Meridian Companies and proposed next steps in the process, including management of the Meridian Companies giving a presentation of the business of the Meridian Companies to the Golden Matrix Board of directors, the parties agreeing to a Heads of Terms Agreement, with a no-shop/exclusivity period and beginning due diligence, preparation of SEC filings and definitive agreements.

On May 31, 2021, Mr. Ifrach emailed Mr. Goodman and Mr. Johnston advising them that the Shareholders of the Meridian Companies were to have a board meeting on June 4, 2021, whereby they were to discuss the opportunity and that they would like some additional information on Golden Matrix.

On June 3, 2021, Mr. Johnston emailed Mr. Milošević an investor presentation providing him with additional information on Golden Matrix and its operations.

On June 10, 2021, Mr. Ifrach emailed Mr. Johnston and Mr. Goodman and advised that, following the MeridianBet board of directors meeting, the Meridian Companies had been given the green light to pursue a sale to Golden Matrix.

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On June 30, 2021, Mr. Milošević emailed Mr. Goodman and Mr. Johnston and agreed in principle with the approach that Golden Matrix would acquire the Meridian Companies for a combination of stock and equity. He also advised that in terms of the valuation, he would target $300 million ($100 million in cash and $200 million in stock)and would wait for Golden Matrix’s Nasdaq uplisting to be completed and that the audit of the Meridian Companies financial statements was in process.

On July 5, 2021, Mr. Ifrach emailed Mr. Johnston and Mr. Goodman a key performance indicator document that included certain future projections for the revenues, profit, cash flow, expenses and other financial metrics for the Meridian Companies.

On July 7, 2021, Mr. Johnston emailed Mr. Ifrach and advised him that Golden Matrix would like to proceed with documenting the potential transaction as soon as possible.

On July 8, 2021, Mr. Goodman, Mr. Johnston and Mr. Milošević participated in a Zoom call to discuss next steps.

On July 9, 2021, Mr. Johnston emailed Mr. Milošević and discussed the proposed structure of the acquisition, including the cash acquisition price and that Golden Matrix would need to confirm certain items in the Meridian Companies’ financial statements. It was also proposed that an earnout be in place for a portion of the acquisition consideration to be paid.

On July 10, 2021, Mr. Milošević emailed Mr. Goodman and Mr. Johnston and agreed in principle to the structure proposed by Mr. Johnston, i.e., the acquisition of the Meridian Companies by Golden Matrix, and introduced Mr. Johnston and Mr. Goodman to the Meridian Companies’ Head of Corporate Finance, Mr. Ilic.

On July 10, 2021, Mr. Milošević emailed Mr. Goodman and Mr. Johnston and provided them certain information regarding the Meridian Companies, including a summary of additional business details and jurisdictions in which the Meridian Companies operate and advised them that the Meridian Companies would allow Golden Matrix access to a data room that contained relevant information necessary for due diligence.

On July 13, 2021, Mr. Johnston emailed Mr. Ilic and advised him of the items required for Golden Matrix to complete its due diligence.

On July 14, 2021, Mr. Johnston emailed a gaming industry technical expert by the name of Mr. Philip Daniel Moyes (who was later appointed as a member of the Board of Directors of Golden Matrix)and requested that he perform due diligence on the systems and processes of the Meridian Companies on behalf of Golden Matrix.

On July 15, 2021, Mr. Milošević provided documents covering control procedures relating to the Meridian Companies via email to Mr. Johnston and Mr. Goodman.

On July 15, 2021, Mr. Moyes provided a report relating to his investigation into the technology of the Meridian Companies to Mr. Goodman and Mr. Johnston.

On August 12, 2021, Mr. Johnston emailed Mr. Milošević a draft letter of intent (LOI) relating to the proposed acquisition of the Meridian Companies by Golden Matrix. The draft LOI contained the following terms to purchase 100% of the following companies: Meridianbet doo (Montenegro), Network Systems Development Gmbh (Austria), Meridian Tech doo (Serbia), Meridian Gaming (CY) Limited (Cyprus), Joker Game doo (Bosnia and Herzegovina), Meridian Gaming Holding Limited (Malta) for the consideration of approximately twelve times (12x) December 31, 2020 EBITDA, $100 million in Cash and the balance in shares of common stock of Golden Matrix.

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On August 19, 2021, Mr. Goodman met with Mr. Milošević in person in Las Vegas, Nevada, to discuss the LOI and next steps.

On August 22, 2021, and also on December 1, 2021, Mr. Marko Pasajlic, the General Counsel of the Meridian Companies emailed Mr. Goodman with requested changes to the draft LOI.

On March 3, 2022, Mr. Goodman, Mr. Ifrach, Mr. Ilic, Mr. Milošević and Mr. Johnston had a Zoom call to discuss the holding companies that were expected to be acquired by Golden Matrix and the fact that an audit compilation or consolidation would be required for all companies to be acquired.

On April 7, 2022, Mr. Omar Jimenez, Golden Matrix’s Chief Financial Officer (CFO)had a call with the Meridian Companies’ then independent auditors, Crowe RS Advisory d.o.o. (“Crowe”)where it was discussed that Crowe would prepare audited consolidated financial statements for the Meridian Companies for the years ended December 31, 2021 and 2020 and any applicable quarterly reviews thereafter.

On April 14, 2022, Mr. Jimenez and Mr. Johnston had a follow up call with Crowe to clarify the financial statements that would be required to be included in a proxy statement seeking stockholder approval for the acquisition by Golden Matrix of the Meridian Companies.

On April 15, 2022, Mr. Goodman emailed Mr. Milošević and presented an outline of new suggested acquisition terms that would incorporate the audits to be provided by Crowe, as well as the strategy discussed on the Zoom call on March 3, 2022. It was confirmed in this meeting that the Meridian Companies’ auditors would provide a consolidated audit for all of the Meridian Companies.

On April 21, 2022, the potential acquisition of the Meridian Companies by Golden Matrix was discussed during a Golden Matrix Board Meeting, attended by all board members of Golden Matrix.

On April 22, 2022, Mr. Goodman and Mr. Johnston engaged a third party specialist risk consultancy firm, Control Risks GmbH, to conduct background checks on the shareholders of the Meridian Companies.

On May 8, 2022, Mr. Goodman and Mr. Johnston visited the head office of the Meridian Companies in Belgrade, Serbia, to meet the management of the Meridian Companies. Over the next three days, Mr. Goodman, Mr. Johnston and Meridian Companies’ management also travelled to other cities where the Meridian Companies had sizeable operations, including cities in Bosnia and Montenegro, where Mr. Goodman and Mr. Johnston were introduced to local management and given a detailed insight into the Meridian Companies’ retail operations, marketing, technical systems, risk control and accounting procedures.

On May 19, 2022, Mr. Goodman emailed Mr. Milošević, Mr. Ilic, and Mr. Pasajlic, high level expected pricing and draft terms for the acquisition, which included a proposed stock price of $6.00 per share for each share of Golden Matrix issued in the transaction, based on a 60 day volume weighted average price (VWAP), to work towards finalizing a purchase agreement the following week, the plan for both parties to conduct suitable due diligence to be finalized within 4 weeks, and the Meridian Companies to have the right to withdraw if Golden Matrix’s common stock 30 day VWAP is less than 80% of the agreed $6.00 price. There was also a discussion of the audited statements of the Meridian Companies to be provided to Golden Matrix by June 30, 2022.

On May 27, 2022, Mr. Milošević, emailed Mr. Goodman a draft of a Sale and Purchase Agreement of Ordinary Issued Share Capital (the “Draft Purchase Agreement”)to incorporate discussions and email correspondence from May 19, 2022, in connection with the potential acquisition of the Meridian Companies by Golden Matrix.

On June 2, 2022, Mr. Pasajlic emailed Mr. Goodman the Meridian Companies’ proposed revisions with non-material and minor changes to the Draft Purchase Agreement.

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On June 3, 2022, Mr. Goodman emailed Mr. Pasajlic a draft of the Draft Purchase Agreement with further non-material comments.

On June 11, 2022, Mr. Ilic emailed Mr. Goodman a draft of consolidated audited financial statements for the Meridian Companies for the years ended December 31, 2021 and 2020, prepared by Crowe in IFRS.

On June 11, 2022, Mr. Pasajlic emailed Mr. Goodman further comments from the Meridian Companies on the Draft Purchase Agreement.

On June 14, 2022, Mr. Henry Zang, the Company’s Chief Technical Officer (a non-executive position)and senior members of the Company’s technical team were given a demonstration of the Meridian Companies’ technical platform in order to perform further due diligence.

On June 18, 2022, Mr. Ilic emailed Mr. Goodman a copy of the Meridian Companies’ first quarter 2022 financial statements, which had been prepared by the Meridian Companies and reviewed by Crowe in IFRS.

On June 21, 2022, Mr. Ilic emailed Mr. Goodman an updated consolidated audit report for the Meridian Companies for fiscal 2021 and 2022, with minor nonmaterial changes from the original draft sent.

On June 29, 2022, Mr. Scott Yan, Golden Matrix’s Controller emailed Mr. Ilic a list of questions relating to the audited Meridian Company financial statements.

On June 30, 2022, Mr. Ilic responded to Mr. Yan’s email from June 29, 2022.

On July 22, 2022, Mr. Johnston emailed Mr. Milošević proposing a revised deal structure as follows: Golden Matrix would agree to pay a total of $40 million in cash and $200 million in stock, with $20 million in cash due upon closing and a further $20 million to be paid in six months.

On July 25, 2022, Mr. Milošević responded to the revised deal structure suggested by Mr. Johnston and stated that the cash component offered upon signing was too low as the Sellers had tax obligations post-closing and require sufficient cash to meet those requirements.

On August 11, 2022, Mr. Johnston emailed Mr. Milošević with a further updated draft deal structure suggesting Golden Matrix pay a total of $50 million in cash and $180 million in stock at closing.

On August 14, 2022, Mr. Milošević responded to the suggested deal structure and countered with a proposal for Golden Matrix to pay (a)$70 million in cash, with $60 million due upon closing, and $10 million due nine months after closing, and (b)a total of $230 million in common stock, with $180 million in common stock to be paid upon closing and $50 million in common stock due pursuant to an earnout to be decided.

On August 16, 2022, Mr. Goodman presented the revised draft deal structure to Golden Matrix’s Board of Directors.

On August 30, 2022, Mr. Ilic emailed Mr. Goodman a list of due diligence questions relating to Golden Matrix and its operations.

On September 15, 2022, Mr. Ilic emailed Mr. Goodman a draft of the Meridian Companies’ second quarter 2022 financial statements reviewed by Crowe in IFRS.

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From September 17, 2022, to October 8, 2022, the parties and their respective legal counsels continued to discuss the Draft Purchase Agreement and changes thereto and to work towards finalizing such agreement and related schedules and exhibits.

On October 8, 2022, Mr. Mark J. Gardberg of the law firm of Howard & Howard, which served as legal counsel to the Meridian Companies in connection with the transaction, requested a conference call with Golden Matrix’s legal team and Mr. Goodman regarding the Draft Purchase Agreement and the terms thereof.

On October 10, 2022, Mr. Gardberg, Mr. Loev and other representatives of their respective law firms, Mr. Goodman and the principals of the Meridian Companies, held a conference call wherein there were discussions with regard to finalizing the Draft Purchase Agreement and the terms thereof.

On October 10, 2022, the Company held a board meeting to discuss the Meridian acquisition and the proposed Draft Purchase Agreement. The meeting was held in Las Vegas, Nevada, with Golden Matrix directors Thomas McChesney and Mr. Goodman in person and all other Golden Matrix board members attending via a conference call.

From November 1, 2022 to December 21, 2022, the parties continued to discuss and negotiate the Draft Purchase Agreement and exhibits, and the terms thereof, and to circulate revised revisions thereof for consideration and review.

On December 21, 2022, Mr. Gardberg emailed Mr. Loev and Mr. Goodman all supporting exhibits and schedules from the Meridian Companies contemplated by the Draft Purchase agreement.

On December 22, 2022, Mr. Gardberg emailed Mr. Loev and Mr. Goodman a final Draft Purchase Agreement with minor changes.

On January 10, 2023, Golden Matrix held a meeting of the Board of Directors wherein the Board of Directors had a robust discussion regarding the purchase of the Meridian Companies and the terms thereof, including the consideration payable and other terms thereof, and it was decided that the Draft Purchase Agreement would be circulated via email to each member of the Board of Directors for review, and approval therefore would be made via written consent.

On January 10, 2023, a draft Written Consent to Action Without Meeting of the Board of Directors of Golden Matrix, as well as a draft of the Draft Purchase Agreement was circulated to all members of the Board of Directors for review, and on the same date, the Written Consent to Action Without Meeting was executed by all members of the Board of Directors of Golden Matrix.

On January 11, 2023, the respective parties to the Original Purchase Agreement, finalized the terms and provisions of the Original Purchase Agreement and the ancillary agreements, and executed the Original Purchase Agreement. There were no discussions or negotiations with current officers or directors regarding any employment-related compensation changes as a result of the Purchase, either in connection with the Original Purchase Agreement, or otherwise.

Prior to the opening of the U.S. stock markets on January 12, 2023, Golden Matrix issued a press release announcing the entry by Golden Matrix and the Sellers into the Original Purchase Agreement.

On January 12, 2023, Golden Matrix filed a Current Report on Form 8-K with the Commission, disclosing in detail, the terms of the Original Purchase Agreement, and including such Original Purchase Agreement as an exhibit to such filing.

On April 27, 2022, Mr. Goodman and Mr. Johnston received the background and Know Your Customer report prepared on Mr. Milošević, Mr. Milovanović and Ms. Božović.

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Beginning in March 2023, the parties began to discuss the consideration payable by the Company to the Sellers, the breakdown between cash and equity of such consideration, and the timing for the payment of such consideration.

On June 7, 2023, Mr. Goodman sent Mr. Ilic a marked-up draft of the Original Purchase Agreement with suggested changes to increase the number of shares of common stock payable to the Sellers, to take into account decreases in the value of Golden Matrix’s common stock since the date the Original Purchase Agreement was entered into, to increase the amount of common stock that would be issuable to the Sellers at the closing and post-closing, reduce the amount of closing cash consideration which would be payable (from $50 million to $30 million)and to provide that $20 million of consideration would be payable after the initial closing, and affect certain other amendments to the terms of the Original Purchase Agreement.

On June 7, 2023, Mr. Goodman sent Mr. Ilic a marked-up draft of the original Purchase Agreement with suggested changes to increase the number of shares of common stock payable to the Sellers, to take into account decreases in the value of Golden Matrix’s common stock since the date the Original Purchase Agreement was entered into, to increase the amount of common stock that would be issuable to the Sellers at the closing and post-closing, reduce the amount of closing cash consideration which would be payable (from $50 million to $30 million)and to provide that $20 million of consideration would be payable after the initial closing, and affect certain other amendments to the terms of the Original Purchase Agreement.

From June 8th to June 29th, 2023, the parties continued to discuss changes to the Original Purchase Agreement, including changes to reduce the closing cash consideration which would be due, increases in the number of shares of common stock, and a reduction in the number of closings (from two to one). After such discussions, the parties determined to amend and restate the Original Purchase Agreement, to adjust such consideration breakdown, the timing of payments in connection therewith, the number of closings, to extend certain required deadlines set forth in the Original Purchase Agreement, and make various other changes to the Original Purchase Agreement (discussed in greater detail below).

On June 26, 2023, Golden Matrix sent a draft of the Purchase Agreement (as amended and restated)to the Board of Directors along with a Written Consent to Action without Meeting approving such Purchase Agreement and related terms, and on June 26 and June 27, 2023, the Board of Directors of Golden Matrix approved such amended and restated Purchase Agreement. The Board of Directors did not form an independent committee to review or approve the Purchase Agreement. The reasons for the Board approving the Purchase are described in greater detail under the section of this proxy statement titled “The Purchase—Recommendation of the Board of Directors and its Reasons for the Purchase”.

On June 28, 2023, the parties to the Purchase Agreement circulated signature pages thereto.

The amended and restated Purchase Agreement amended the Original Purchase Agreement, to among other things:

1.	Remove the provisions of the Original Purchase Agreement which provided for two closings—the acquisition is now contemplated to close in one closing;

2.	Reduce the closing cash payment from $50 million to $30 million;

3.

Reduce the agreed upon price per share of the common stock to be delivered as part of the acquisition to $3.00 per share (compared to $3.50 under the Original Purchase Agreement), and to increase the number of shares issuable to the Sellers at the closing to 82,141,857 shares of common stock (previously 56,999,000 shares of common stock);

4.

Increase the amount of the contingent post-closing equity consideration to 5,000,000 shares of common stock (previously 4,285,714 shares of common stock) and decrease the amount of the contingent post-closing cash consideration to $5 million (previously $10 million), which shall be paid and issued to the Sellers within five business days following the sixth month anniversary of the closing if (and only if) the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement;

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5.

Provide for $20 million of the purchase price to be payable to the Sellers as additional non-contingent post-closing consideration, of which $10 million is due within 12 months of Closing and $10 million is due within 18 months of Closing;

6.	Increase the amount of the Promissory Notes payable to the Sellers to $15 million (from $10 million), and provide for such amounts to be due in 24 months (compared to nine months);

7.	Re-confirm certain representations and warranties made by the parties in the Original Purchase Agreement, as of the date of the parties’ entry into the Purchase Agreement;

8.	Extend the required closing date from June 30, 2023 to December 31, 2023, which such closing date could not occur prior to August 10, 2023;

9.

Extend the date that certain shareholder agreements and restricted covenant agreements which were then required to be entered into with certain minority shareholders of the subsidiaries of the Meridian Companies to 60 days following the execution date of the Agreement, instead of 45 days following the date the parties entered into the Original Purchase Agreement (which requirements have since been waived by the Company);

10.

Extend the date that the Company is required to have a binding commitment for the cash due at closing of the Agreement from May 31, 2023 to August 31, 2023, and reduce the required amount of financing from $50 million to $30 million (unless otherwise agreed by the parties); and

11.	Reduce the amount of default interest which would be payable to the Sellers in the event of any event of default under the Promissory Notes from 18% to 12%.

On June 30, 2023, Golden Matrix filed a Current Report on Form 8-K disclosing the entry into the Amended and Restated Purchase Agreement.

Subsequent to the entry into the Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, the parties continued to discuss the post-closing management of the Company, the terms of the closing, the conditions associated therewith, funding needed to complete the transaction, and additional items.

On September 22, 2023, the Board of Directors of Golden Matrix held a meeting where the terms of the First Amendment were discussed in detail, and the terms of the First Amendment were approved by the Board, subject to determination by Rockport that the terms thereof were fair, from a financial point of view, to the Company. At the September 22, 2023, meeting of the Board, Rockport provided their oral opinion to the Board of Directors that the Purchase was fair, from a financial point of view to Golden Matrix, and further discussed its methodology and steps at arriving at such a determination.

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On September 27, 2023, the Company and the Sellers entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). The First Amendment, amended the A&R Purchase Agreement, to among other things, to:

1.

provide that, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by the Company at the closing of the Purchase Agreement, may be paid from cash on hand of the Meridian Companies at closing (the “Reallocated Closing Cash”), including from the $10 million of cash the Sellers are required to have as of Closing pursuant to the terms of the Purchase Agreement, as amended;

2.

provide that the parties are required to enter into, at or prior to Closing, a Day-to-Day Management Agreement (the “Management Agreement”) and Nominating and Voting Agreement (the “Voting Agreement”) (along with Anthony Brian Goodman, the Company’s Chief Executive Officer, and an entity which he controls, who are also required to also enter into the Voting Agreement) (each as discussed below);

3.

provide Mr. Milošević the right, for two years following the Closing, to be appointed as Chief Operating Officer of the Company, and that upon such appointment, or for two years after notice of such appointment is provided to the Company, he has the right to require the Company to enter into an employment agreement with him in the same form as Mr. Goodman’s then employment agreement as Chief Executive Officer;

4.

update the Purchase Agreement to clarify that the fairness opinion previously required to be obtained by the Company prior to closing, had already been obtained (which fairness opinion was provided to the Company on September 22, 2023);

5.

extend the date that the Closing is required to have been completed by from December 31, 2023, to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension);

6.

remove the requirement that the Sellers obtain shareholder and restrictive covenant agreements from the minority shareholders of the subsidiaries of the Meridian Companies and that the Company enter into employment agreements with each of the Sellers at Closing;

7.

clarify that the Company is required to seek stockholder approval for an amendment to the Company’s Articles of Incorporation providing for the declassification of the Board of Directors of the Purchaser, an opt-out of Nevada’s Control Share Act, and Bylaw-amending authority by the Board and, separately (and superiorly), the Shareholders, in a form reasonably acceptable to the Sellers (instead of a full amendment and restatement of the Articles of Incorporation);

8.

allow the Company to issue debt in connection with the borrowing of funds to pay the purchase price, and up to 15 million shares of common stock in connection with fund raising activities to pay the purchase price or for general working capital, subject to the Seller’s prior written consent in their sole discretion;

9.

remove the requirement that the Company raise $30 million in funding prior to Closing, and instead provide that the funding required for closing may come from any number of sources, including the Reallocated Closing Cash, borrowed funds and/or securities sold (subject to the prior written consent of the Sellers in their sole discretion), and cash generated by the Company through the Closing date;

10.

provide that the parties will seek Nasdaq approval of an initial listing application of the combined company prior to Closing, to the extent required by Nasdaq, and that to the extent required, such Nasdaq initial listing approval will be a condition to closing the acquisition (Nasdaq has since confirmed that an initial listing application relating to the combined company will be required to be filed, and approved by Nasdaq prior to Closing), provided that regardless, the continued listing of the Company’s common stock following the Closing is a condition to Closing;

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11.

grant certain limited rights, subject to approval of the Sellers, for the Company to assign certain of its rights under the Purchase Agreement to the extent required by any funding source of the Company;

12.

revise the terms of the Series C Voting Preferred Stock required to be designated by the Company prior to Closing, 1,000 shares of which are required to be issued to the Sellers at the Closing, to provide that if the aggregate beneficial ownership of the Sellers (without taking into account any shares of common stock issuable upon conversion of the Series C Voting Preferred Stock), decreases to 40% or less of the outstanding common stock of the Company, the Sellers, pursuant to the terms of the Series C Voting Preferred Stock, have the right to appoint only one member of the Board of Directors, even if such beneficial ownership should increase above 40% again in the future (compared to two previously until (a) the Sellers’ combined aggregate ownership decreased to 10% of the Company’s outstanding common stock, pursuant to which the Series A Voting Preferred Stock automatically converts into common stock pursuant to its terms; or (b) unless the Company has less than five members of its Board of Directors (at which time the Series A Voting Preferred Stock has the right to appoint only one member, regardless of the beneficial ownership of the Sellers));

13.	include forms of the Voting Agreement and Management Agreement as exhibits to the Purchase Agreement; and

14.	correct certain errors and cross references in the A&R Purchase Agreement, and update the Purchase Agreement for certain required events which have previously occurred.

As discussed above, pursuant to the First Amendment, a required term and condition of the Closing is that, prior to Closing, the Sellers and Anthony Brian Goodman, the Chief Executive Officer and Chairman of the Company (both individually and on behalf of Luxor Capital LLC, a Nevada limited liability company which he controls (“Luxor”)), enter into a Voting Agreement. The Voting Agreement currently contemplates, the Sellers and Mr. Goodman agreeing for two years following the Closing to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members; and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

Following the Closing, the Committee will be made up solely of two independent directors, one of whom will be the independent Board member appointed to the Board by the Sellers, who will chair the Committee, and one of whom will be an independent Director appointed by the full Board of Directors of the Company. If the Committee becomes deadlocked on a nominee, then the independent Director(s)on the Board will have the right to vote, and to collectively break the voting tie (voting by majority, provided that it is currently contemplated that the Board of Directors will consist of only one other independent member, other than those two independent members on the Committee).

Pursuant to the Voting Agreement, Mr. Goodman will agree to vote all of his voting shares of the Company for declassification of the Board. The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

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Pursuant to the Voting Agreement, the Sellers will agree to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the Series C Voting Preferred Stock designation (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below)for a period of two years following the Closing, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

The Company will also agree pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5)members.

Separately but relatedly, Zoran Milošević and the Company also contemplate entering into the Management Agreement at Closing, which would prohibit the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. The purpose of that agreement is to ensure the continued running of the Meridian Companies in their ordinary course, for a finite period of time, by one or more individuals who (i)have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii)have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion)the Voting Agreement. The Management Agreement would not, other than in connection with the day-to-day operations of the Meridian Companies, restrict the Board of Directors or management’s ability to manage the Meridian Companies or the combined company as a whole.

Pursuant to the Management Agreement, Mr. Milošević will serve as the manager of the Meridian Companies and will supervise and direct the day-to-day operation of the Meridian Companies as Chief Executive Officer thereof. The initial term of the Management Agreement is two years from the Closing date, unless otherwise extended with the mutual agreement of the parties. Mr. Milošević has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milošević has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i)fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii)the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

If Milošević were to pass away, become materially disabled, or cease to be our or a Meridian Company employee during the term of the Management Agreement, then the Management Agreement would not terminate, and instead the other Sellers would have the right to substitute another person in Milošević’s role.

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In consideration for the services agreed to be provided by Mr. Milošević under the Management Agreement and separate from the consideration due to him pursuant to the contemplated Employment Agreement, the Company will pay Mr. Milošević $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milošević and/or Golden Matrix’s Chief Executive Officer (the “CEO”)(but not more frequently than semi-annually), Mr. Milošević shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine)for the Meridian Companies (the “Budget”), which is required to be approved by the CEO.

On September 27, 2023, Golden Matrix filed a Current Report on Form 8-K disclosing the entry into the First Agreement.

In September and October 2023, Golden Matrix’s management had discussions with the Sellers regarding the Sellers’ engaging an U.S. based PCAOB approved auditing firm to audit the financial statements of the Meridian Companies in accordance with GAAP. On November 10, 2023, the Meridian Companies engaged Golden Matrix’s auditing firm, M&K CPA’s PLLC, to conduct an audit in accordance with GAAP of the Meridian Companies’ December 31, 2022 and 2021 financial statements, and to review the Meridian Companies’ September 30, 2023 nine month interim financial statements.

On January 22, 2024, the Company and the Sellers entered into a Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital which extended the required closing date to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension).

On January 24, 2024, Golden Matrix filed a Current Report on Form 8-K disclosing the entry into the Second Amendment.

Recommendation of the Board of Directors and its Reasons for the Purchase

The Board of Directors, with the assistance of Golden Matrix’s legal counsels and financial advisors, evaluated the terms of the Purchase Agreement and the Purchase. After careful consideration, the Board of Directors, after several meetings which were held to discuss the transactions which were thoroughly discussed, unanimously approved the Purchase and the Original Purchase Agreement on January 11, 2023, the Purchase Agreement on June 27, 2023, the First Amendment on September 22, 2023 and the Second Amendment on January 22, 2024.

Golden Matrix and the Sellers believe that the Purchase will create a company that has significantly larger revenues and profitability, and one that also has an increased global footprint, a larger portfolio of gaming products, and expanded and augmented intellectual gaming technology. The Closing of the Purchase will bring Golden Matrix access to the Meridian Companies’ unique intellectual property, global operations and skilled resources. Furthermore, the acquisition is anticipated to bring improved market perception, an improved balance sheet, more diversified revenue stream(s), and a larger market cap company, to accelerate the combined company’s revenues and market reach.

Golden Matrix’s Board considered the following factors in reaching its conclusion to approve the Purchase and to recommend that the Golden Matrix stockholders approve the Purchase and the issuance of shares of Golden Matrix common stock and Series C Preferred Stock in the Purchase (including in connection with the conversion of the Series C Preferred Stock), all of which Golden Matrix’s Board viewed as supporting its decision to approve the business combination with the Meridian Companies:

•

Golden Matrix’s Board had undertaken a comprehensive and thorough process of reviewing and analyzing potential merger/combination candidates to identify the opportunity that would, in the opinion of Golden Matrix’s Board, create the most value for Golden Matrix’s stockholders.

•

Golden Matrix’s Board believes, based in part on the judgment, advice and analysis of its senior management with respect to the potential strategic, financial and operational benefits of the Purchase (which judgment, advice and analysis was informed in part by the business, technical, financial, accounting and legal due diligence investigation performed with respect to the Meridian Companies), that the Meridian Companies’ assets, technology and intellectual property, represents an attractive market opportunity, and may generate potential returns for Golden Matrix’s stockholders and attract new investors to the combined company.

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•

Golden Matrix’s Board also reviewed with its management and the Meridian Companies’ management the current plans of the Meridian Companies. Golden Matrix’s Board also considered the possibility that the combined company would be able to take advantage of the potential benefits resulting from the combination of the Golden Matrix public company structure with the Meridian Companies’ business to raise additional funds in the future, if necessary.

•

Golden Matrix’s Board concluded that the Purchase would provide the existing Golden Matrix stockholders a significant opportunity to participate in the potential growth of the combined company following the Purchase.

•

Golden Matrix’s Board also considered that the combined organization will be led by an experienced senior management team, especially noting Mr. Zoran Milošević’s considerable experience and his expected continued service following the Closing as Chief Executive Officer of each of the Meridian Companies.

•

Golden Matrix’s Board considered the need to raise funding for the Purchase, balanced against the fact that the majority of the purchase price would be payable in shares of common and preferred stock of Golden Matrix.

•

Golden Matrix’s Board considered the valuation and business prospects of all the potential merger/combination candidates. In particular, their collective view was that the Meridian Companies was the most attractive candidate available to the Company. After considering the comprehensive diligence review that Golden Matrix management had completed of other prospective merger/combination partners, the Board concluded that the Purchase of the Meridian Companies would create a publicly-traded company, that would create more value for Golden Matrix’s stockholders than any of the other proposals that the Board had received.

•	Golden Matrix’s Board considered the conditions to closing contained in the Purchase Agreement, which the Board believed are reasonable and customary in number and scope.

•

Golden Matrix’s Board considered the requirement of the Company to obtain a fairness opinion as to the fact that the Purchase was fair to Golden Matrix, which opinion has since been received, as more fully described below under the caption “The Purchase—Opinion of Rockport Valuation LLC—Financial Advisor to the Board”.

Consistent with NRS 78.138(4), the Board also took into account (1) the interests of Golden Matrix’s employees, suppliers, creditors and customers; (2) the economy of the United States and the markets where Golden Matrix and the Meridian Companies have operations; (3) the long-term and short-term interests of Golden Matrix, including the possibility that these interests may be best served by the continued independence; and (4) the long-term and short-term interests of Golden Matrix’s stockholders, including the possibility that these interests may be best served by the continued independence of Golden Matrix.

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Golden Matrix’s Board also reviewed the recent financial condition, results of operations and financial condition of Golden Matrix, including:

•

Golden Matrix’s ability to generate sufficient revenues to support its operating expenses and to grow the combined company, and the possibility that a larger combined company may be more attractive to potential investors;

•

the risks associated with continuing to operate Golden Matrix on a stand-alone basis, including the fact that competitors may have greater resources, business reach and brand recognition than Golden Matrix;

•

the results of substantial efforts made over a significant period of time by Golden Matrix’s senior management and financial advisors to solicit strategic alternatives for Golden Matrix to the Purchase, including the discussions that Golden Matrix management had with other potential combination candidates;

•	current financial market conditions and historical market prices, volatility and trading information with respect to Golden Matrix’s common stock, and other companies in the gaming industry; and

•

the potential for obtaining a superior offer from an alternative purchaser in light of the other potential strategic buyers previously identified and contacted by or on behalf of Golden Matrix and the risk of losing the proposed transaction with the Meridian Companies.

Golden Matrix’s Board also reviewed the terms of the Purchase Agreement, including as amended by the First Amendment and Second Amendment, and associated agreements/understandings, including:

•

that the number of shares of Golden Matrix common stock to be issued in the Purchase was fixed at the time of the entry into the Purchase Agreement and was based on the relative valuations of the companies, and thus the relative percentage ownership of Golden Matrix stockholders and that the Sellers immediately following the completion of the Purchase is similarly a fixed percentage;

•

the limited number and nature of the conditions to the Sellers and Golden Matrix to consummate the Purchase and the limited risk of non-satisfaction of such conditions as well as the likelihood that the Purchase will be consummated on a timely basis;

•	the respective rights of, and limitations on, Golden Matrix to consider certain unsolicited acquisition proposals should Golden Matrix receive alternative proposals;

•

the reasonableness of the terms of the cash consideration due in connection with the Purchase, including the timing for the payment of the Non-Contingent Post-Closing Consideration, the due date of the Promissory Notes, and the fact that the Contingent Post-Closing Consideration is contingent on the Sellers and their affiliates not being in default of any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

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•

the fact that the number of shares of Golden Matrix common stock and preferred stock issuable to the Sellers is fixed, and not subject to fluctuations based on the value of Golden Matrix’s common stock, or the fully-diluted number of shares of common stock outstanding, as well as the fact that the agreed value of each share of common stock issuable in connection with the Purchase is fixed at $3.00 per share, which was greater than the closing sales price of Golden Matrix’s common stock on the date the June 2023 Purchase Agreement was agreed to;

•	the likelihood that Golden Matrix could raise, and the anticipated cost to raise, the funding needed to complete the Purchase; and

•

the belief that the terms of the Purchase Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

In the course of its deliberations, Golden Matrix’s Board also considered a variety of risks and other countervailing factors related to entering into the Purchase, including:

•

the fact to the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each, a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of Golden Matrix and Sellers are responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith;

•	the substantial expenses to be incurred in connection with the Purchase, including the costs associated with any related litigation;

•	the possible volatility, at least in the short term, of the trading price of Golden Matrix’s common stock resulting from the announcement of the Purchase;

•

the risk that the Purchase might not be consummated in a timely manner or at all, the potential adverse effect of the public announcement of the Purchase and the potential adverse effect of the delay or failure to complete the Purchase on the reputation of Golden Matrix;

•	the risk to the business of Golden Matrix, operations and financial results in the event that the Purchase are not consummated;

•	the strategic direction of the combined company following the completion of the Purchase, which will be determined by a Board including at least one member appointed by the Sellers;

•	the fact that the Company may owe the Sellers additional Indemnification Shares after Closing;

•

the risk that the value of the businesses of the Meridian Companies could decline after the execution of the Purchase Agreement and announcement of entering into the Purchase Agreement, particularly in light of the fact that the Purchase Agreement consideration would not be adjusted to reflect declines in the value of such businesses;

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•	the risk that the regulatory approvals impose conditions on, jeopardize or delay completion of the Purchase or reduce the anticipated benefits of the Purchase;

•

the risk that as a result of the announcement of the Purchase, Golden Matrix’s and/or the Meridian Companies’ existing relationships with partners, customers and consultants could be significantly disrupted and Golden Matrix and/or the Meridian Companies might have increased difficulty attracting new partners, customers and consultants after such announcement;

•

the risk that certain provisions of the Purchase Agreement may have the effect of discouraging proposals for alternative acquisition transactions involving Golden Matrix, including the restriction on Golden Matrix’s ability to solicit proposals for alternative transactions;

•

the significant portion of Golden Matrix’s outstanding voting stock which will be issued as part of the Purchase, the change of control which will occur in connection therewith, as well as the dilution to existing stockholders associated therewith; and

•	various other risks associated with the combined organization and the Purchase Agreement, including those described in the section entitled “Risk Factors” in this Proxy Statement.

* * * * *

The above discussion of the factors considered by the Board of Directors is not intended to be exhaustive, but does set forth certain material factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Purchase and the complexity of these matters, the Board of Directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative or specific weight or values to any of these factors, and individual directors may have held varied views of the relative importance of the factors considered. The Board of Directors viewed its position and recommendation as being based on an overall review of the totality of the information available to it.

The Board of Directors recommends that our stockholders vote “FOR” the Purchase Proposal and “FOR” each of the other Proposals at the Special Meeting.

Activities of Golden Matrix Following the Purchase

Following the completion of the Purchase, we plan to focus on growing the combined company business and to seek further accretive acquisitions that we believe will bring additional revenues and profitability.

Following the completion of the Purchase, Golden Matrix will continue to be a public company and its common stock will continue to be listed on The Nasdaq Capital Market following the Closing under the trading symbol “GMGI.”

The Purchase will have no effect on the attributes of shares of Golden Matrix’s common stock held by Golden Matrix’s stockholders, except for the increase in such outstanding shares of common stock in connection with the issuance of the Purchase Shares, as discussed in greater detail herein, and dilution to the voting interests of the Golden Matrix stockholders as a result of the issuance of the Series C Preferred Stock to the Sellers, as discussed in greater detail herein.

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In the event the Purchase is not consummated, Golden Matrix plans to seek out alternative accretive business acquisitions that we believe will add revenues and profitability, and work to continue the growth of our core businesses.

Certain Financial Projections

Other than certain limited annual and quarterly financial guidance provided to investors, Golden Matrix does not, as a matter of course, publicly disclose internal projections as to its future performance, earnings or other results due to, among other reasons, the unpredictability of the underlying assumptions and estimates.

Golden Matrix is including the summary financial projections relating to the Meridian Companies disclosed below (collectively, the “Projections”) in this Proxy Statement to provide its stockholders with access to certain non-public unaudited projected financial information about the Meridian Companies that was made available to Rockport  for its use and reliance in connection with its financial analyses and fairness opinion, certain information from which was also made available to the Board, and is not being included in this Proxy Statement to induce any stockholder to vote in favor of the Purchase or any other proposal to be voted on at the Special Meeting. The Projections were generated by the senior management of the Meridian Companies, solely for internal use and not developed with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements, or US GAAP. The Projections are forward-looking statements.

The Projections reflect numerous estimates and assumptions made by the Sellers with respect to general business and economic conditions and competitive, regulatory and other future events, as well as, among other things, matters related specifically to the recent operational performance, segment gross margins and anticipated development of the Meridian Companies, all of which are difficult to predict and inherently subjective and many of which are beyond their control. Please read the information set forth in the section below titled “Important Information About the Financial Projections.”

The Projections were not discussed between Rockport and the Meridian Companies, and Rockport did not discuss the Meridian Companies’ assumptions underlying its Projections with Golden Matrix other than confirmation as to Golden Matrix’s direction to Rockport to utilize such Projections in its analyses, corroboration that projections were prepared by senior management, discussion that these were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments as to the future financial performance of the Meridian Companies, and that they reflected the latest forecast available. Golden Matrix did not provide any financial projections to Rockport in connection with the preparation of Rockport’s opinion, other than a pro forma summary of the estimated financial condition of the combined company, and instead Rockport based its analysis on the financial information included in Golden Matrix’s previously filed periodic reports.

No financial forecasts or analyses were provided by the management of the Company to Rockport.

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Financial Projections

The following table summarizes the Meridian Companies’ management’s forecast as of July 2021, for the fiscal years December 31, 2021 through 2025 (in thousands of Euros), in each case prior to the execution of the Purchase Agreement and prior to the Purchase:

	2021E	2022E	2023E	2024E	2025E
	(in thousands of Euros (€))
Total Revenues	€51,312	€71,200	€88,747	€108,758	€129,575
Total Cost of Sales	€12	€19	€23	€28	€33
Total Gross Profit	€38,986	€51,954	€65,710	€80,706	€96,442
Total Operating Expenses	€22,745	€29,961	€38,391	€47,102	€56,311
Total EBITDA*	€17,731	€22,137	€27,262	€33,458	€39,820
Depreciation	€5,069	€5,558	€6,550	€6,850	€7,250
Net Other Non-Reoccurring Income (Expenses)	€88	€-	€(96)	€240	€720
Net Income Before Interest and Taxes	€12,662	€16,579	€20,808	€26,368	€31,850
Net Interest and Financing Costs	€360	€260	€384	€384	€384
Net Income Before Taxes	€12,213	€16,320	€20,424	€25,984	€31,466
Taxes	€1,027	€1,472	€1,736	€2,209	€2,675
Net Income After Taxes	€11,186	€14,847	€18,688	€23,775	€28,791

* EBITDA is a non-US GAAP financial measure that excludes certain items that are included in net income, the most directly comparable US GAAP financial measure. EBITDA is equal to net income before interest, taxes, certain other non-reoccurring income (expenses), depreciation and amortization. EBITDA should not be considered in isolation from, or as a substitute for, financial information presented in compliance with US GAAP, and non-US GAAP financial measures as used by the Company or the Meridian Companies may not be comparable to similarly titled amounts used by other companies. SEC rules that may otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to directors or a financial advisor (like the Projections) in connection with a proposed transaction like the Purchase when the disclosure is included in a document like this proxy statement. In addition, reconciliations of non-GAAP financial measures to GAAP financial measures were not provided to or relied upon by Rockport for purposes of its financial analysis and opinion or by the Board in connection with its consideration and evaluation of the Purchase. Further, the Sellers did not provide Golden Matrix or any other potential counterparty with a reconciliation of the non-GAAP financial measures included in the Projections to the relevant GAAP financial measures. Accordingly, Golden Matrix has not provided in this proxy statement or otherwise a reconciliation of the non-GAAP financial measures included in the Projections to the relevant GAAP financial measures.

GOLDEN MATRIX AND THE MERIDIAN COMPANIES HAVE NOT UPDATED AND DO NOT INTEND TO UPDATE OR OTHERWISE REVISE THE SUMMARY PROSPECTIVE FINANCIAL INFORMATION SET FORTH ABOVE, INCLUDING, WITHOUT LIMITATION, TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE SUCH INFORMATION WAS PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, WHICH MAY INCLUDE, WITHOUT LIMITATION, CHANGES IN GENERAL ECONOMIC, REGULATORY OR INDUSTRY CONDITIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROSPECTIVE FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

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Important Information About the Financial Projections

While the Projections summarized in this section were prepared in good faith and management believes the assumptions on which the Projections were based were reasonable for the scenarios considered, no assurance can be made regarding future events. Since the projections cover multiple years, such information by its nature becomes less predictive with each successive year. The estimates and assumptions underlying the Projections involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, the risks and uncertainties described under the section titled “Cautionary Statement Regarding Forward-Looking Statements,” all of which are difficult to predict and many of which are beyond Golden Matrix’s control and will be beyond their control following the Purchase. The assumptions and estimates underlying the Projections, all of which are difficult to predict and many of which are beyond the control of Golden Matrix and the Meridian Companies, may not be realized. There can be no assurance that the underlying assumptions will prove to be accurate or that the forecasted results will be realized, and actual results likely will differ, and may differ materially, from those reflected in the Projections, whether or not the Purchase is completed. Neither Golden Matrix, the Sellers, the Meridian Companies, nor any of their affiliates assume any responsibility to its stockholders for the accuracy of this information.

 In particular, the Projections, while presented with numerical specificity necessarily, were based on numerous variables and assumptions that are inherently uncertain. For example, the Meridian Companies made various assumptions in preparing the Projections based on operational plans, seasonal trends and expected future tournaments (for example the 2026 World Cup), renovation plans, planned new promotions, expected rental increases, projected marketing expenses and sponsorships, and projected inflation. Inputs included in preparing the Projections, which were based on the assumptions, include (a) number of retail shops (franchised and owned); (b) number of registered online players (new and cumulative); (c) average revenue per shop; (d) average slot machines per shop, and average wagers per slot machine; (e) average sports wagers per shop; (f) number of active players; (g) average gross winning percentage of players; (h) software license fees, gaming taxes and license fees; (i) cost of sales as a percentage of revenues; (j) agent commissions; (k) cost of goods sold; (l) operating expenses; and (m) depreciation and amortization.  Because the Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. Important factors that may affect actual results and results in the Projections not being achieved include, but are not limited to, the effect of global economic conditions, fluctuations in foreign currency exchange rates, the cost and effect of changes in tax and other legislation and other risk factors described in this Proxy Statement under “Risk Factors”, and in Golden Matrix’s SEC filings, including Golden Matrix’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023, and described under the section above titled “Cautionary Statement Regarding Forward-Looking Statements”. The Projections also reflect assumptions as to certain business decisions that are subject to change. The information set forth in the Projections is not factual and should not be relied upon as being necessarily indicative of future results.

The Projections summarized in this section were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements, or GAAP. The Meridian Companies’ senior management team prepared the Projections in good faith and on a reasonable basis based on the best information available to the Meridian Companies’ senior management team at the time the projections were prepared. The Projections, however, are not actual results and should not be relied upon as being necessarily indicative of actual future results, and readers of this Proxy Statement are cautioned not to place undue reliance on the information which constitutes forward-looking statements. See also the “Cautionary Statement Regarding Forward-Looking Statements” section of this Proxy Statement.

M&K CPAs, PLLC (“M&K CPAs”), Golden Matrix’s independent registered public accounting firm, and Crowe RS Advisory d.o.o. (“Crowe”), the Meridian Companies’ then auditor, did not provide any assistance in preparing the Projections and have not examined, compiled or otherwise performed any procedures with respect to the Projections and, accordingly, M&K CPAs and Crowe have not expressed any opinion or given any other form of assurance with respect thereto and assume no responsibility for the prospective financial information.

By including in this Proxy Statement a summary of the Projections, neither Golden Matrix nor any of its advisors or representatives has made or makes any representation to any person regarding the ultimate performance of the Meridian Companies compared to the information contained in the Projections. The Sellers have made no representation to Golden Matrix, in the Purchase Agreement or otherwise, concerning the Projections, except solely in connection with minimum required cash at closing. The Projections summarized in this section were prepared in June 2021, and have not been updated to reflect any changes since the date of their preparation or any actual results of the Meridian Companies. Golden Matrix, the Sellers and the Meridian Companies undertake no obligation, except as required by law, to update or otherwise revise the Projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events, even in the event that any or all of the underlying assumptions are not realized, or to reflect changes in general economic or industry conditions.

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The inclusion of the Projections in this Proxy Statement should not be regarded as an indication that Golden Matrix, the Sellers, the Meridian Companies, the Board of Directors of the Company, Rockport, or any party that received the Projections, then considered, or now considers, the Projections to be necessarily predictive of actual future events, and the Projections should not be relied upon as such. Important factors that may affect actual results and cause the Forecasts not to be achieved include (1) general economic conditions; (2) the accuracy of certain accounting assumptions; (3) changes in actual or projected cash flows; (4) competitive pressures; (5) changes in tax laws; and (6) the various risk factors described in this Proxy Statement under “Risk Factors”. In addition, the Forecasts do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Purchase. As a result, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts.

The foregoing summary of the Projections is not included in this Proxy Statement in order to induce any stockholder of Golden Matrix to vote in favor of the Purchase Proposal or any other Proposals.

Opinion of Rockport Valuation LLC—Financial Advisor to the Board

In July 2023, the Board retained Rockport to act as the Board’s financial advisor in connection with the proposed Purchase, including providing the Board with (i) financial advice and assistance in connection with the Purchase, and (ii) an opinion, from a financial point of view, as to the fairness of the Purchase to the Company. At a meeting of the Board on September 22, 2023, Rockport rendered its opinion, to the effect that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the scope of the analysis undertaken as set forth in its opinion, the consideration to be paid by the Company pursuant to the Purchase Agreement was fair, from a financial point of view, to the Company.

The full text of the written opinion of Rockport, dated as of September 22, 2023, is attached hereto as Annex L. Rockport’s opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the analysis undertaken by Rockport in rendering its opinion. The Company encourages you to read Rockport’s opinion carefully and in its entirety. Rockport’s opinion was directed to the Board (in its capacity as such)and addresses only the fairness, from a financial point of view, of the consideration to be paid by the Company pursuant to the Purchase Agreement. It does not address the relative merits of the transaction contemplated by the Purchase Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Purchase or the terms of the Purchase Agreement or the documents referred to therein. Rockport’s opinion does not constitute a recommendation as to how any Company stockholder should vote on the Purchase or any matter related thereto. The summary of the opinion of Rockport set forth below is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, Rockport, among other things:

(i)

read the Amended and Restated Sale and Purchase Agreement of Share Capital, dated June 27, 2023, effective as of June 27, 2023, as proposed to be amended by a draft, dated September 22, 2023, of the First Amendment to the Purchase Agreement;

(ii)	read certain publicly available financial and other information about the Company;

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(iii)	read certain publicly available financial and other information about the Meridian Companies;

(iv)

read certain information furnished by the management of the Company, including a proforma summary of the estimated financial condition of the combined company, and non-public unaudited financial projections related to the Meridian Companies;

(v)	held discussions with members of senior management of the Company concerning the matters described in clauses (ii), (iii) and (iv) above;

(vi)	analyzed the trading price history and valuation multiples for the Company’s common stock and compared them with those of certain publicly traded companies that Rockport deemed relevant;

(vii)	compared the proposed financial terms of the Purchase with the financial terms of certain other transactions that Rockport deemed relevant;

(viii)	considered the potential pro forma impact of the Purchase; and

(ix)	conducted such other financial studies, analyses and investigations as Rockport deemed appropriate.

In Rockport’s analysis and in rendering its opinion, Rockport assumed and relied upon, but did not assume any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was supplied or otherwise made available by the Company, the Meridian Companies or that was publicly available to Rockport (including, without limitation, the information described above), or that was otherwise analyzed by Rockport. Rockport relied on assurances of the management of the Company and the Meridian Companies that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. In its analysis, Rockport did not obtain any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of, nor did Rockport conduct a physical inspection of any of the properties or facilities of, the Company, the Meridian Companies or any other entity, nor was Rockport furnished with any such evaluations or appraisals of such physical inspections, nor did Rockport assume any responsibility to obtain any such evaluations or appraisals.

With respect to the financial forecasts provided to and examined by Rockport, including the financial forecasts and estimates relating to the Meridian Companies, Rockport’s opinion noted that projecting future results of any company is inherently subject to uncertainty. The Company informed Rockport, however, and Rockport assumed, that the financial forecasts and estimates relating to the Meridian Companies were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Meridian Companies as to the future financial performance. In addition, the Company informed Rockport, and Rockport assumed, that financial forecasts and estimates relating to the Meridian Companies were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments as to the future financial performance. Rockport expressed no opinion as to the financial forecasts and estimates relating to the Meridian Companies or the assumptions on which they were made.

Rockport’s opinion was based on economic, monetary, regulatory, market and other conditions that existed and could be evaluated as of the date of its opinion. Rockport expressly disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting Rockport’s opinion of which Rockport became aware after the date of its opinion.

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Rockport made no independent investigation of any legal, regulatory, accounting or tax matters affecting or relating to the Company, the Meridian Companies or the Purchase, and Rockport assumed the correctness in all respects meaningful to Rockport’s analysis of all legal, regulatory, accounting or tax advice given to the Company and the Board, including, without limitation, with respect to changes in, and the impact of, tax or other laws, regulations and governmental and legislative policies affecting the Company or the Purchase and legal, regulatory, accounting and tax consequences to the Company of the terms of, and transactions contemplated by, the Purchase Agreement and related documents. Rockport also assumed that the Purchase will be consummated in accordance with the terms of the Purchase Agreement, without waiver, modification or amendment of any material term, condition or agreement and in compliance with all applicable laws, documents and other requirements and that in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, waivers and releases for the Purchase, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed or occur that would have an adverse effect on the Company or the Purchase or that otherwise would be meaningful in any respect to Rockport’s analyses or opinion.

Rockport was not authorized to and did not solicit any expressions of interest from any other parties with respect to any other alternative transaction. Rockport’s opinion did not address the relative merits of the transactions contemplated by the Purchase Agreement as compared to any alternative transaction or opportunity that might be available to the Company, nor did it address the underlying business decision by the Company to engage in the Purchase or the terms of the Purchase Agreement or the documents referred to therein, including the form or structure of the Purchase or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with or contemplated by or resulting from, the Purchase or otherwise. Rockport’s opinion does not constitute a recommendation as to how any securityholder should vote or act with respect to the Purchase or any other matter. Rockport’s opinion was limited to the fairness to the Company, from a financial point of view, of the consideration to be paid by the Company (to the extent expressly specified therein)(the “Consideration”), and Rockport was not asked to, and its opinion did not address, the fairness, financial or otherwise, of any other consideration to the holders of any class of securities, creditors or other constituencies of the Company or any other party. Rockport’s opinion expressed no view or opinion as to the prices at which common stock or any other securities of the Company may trade or otherwise be transferable at any time. Furthermore, Rockport’s opinion did not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees, or any class of such persons, in connection with the Purchase relative to the consideration or otherwise. Rockport’s opinion was authorized by the Fairness Committee of Rockport Valuation LLC.

In preparing its opinion, Rockport performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Rockport believes that its analyses must be considered as a whole. Considering any portion of Rockport’s analyses or the factors considered by Rockport, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the conclusion expressed in Rockport’s opinion. In addition, Rockport may have given various analyses more or less weight than other analyses and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described below should not be taken to be Rockport’s view of the Meridian Companies’ actual value. Accordingly, the conclusions reached by Rockport were based on all analyses and factors taken as a whole and also on the application of Rockport’s own experience and judgment.

In performing its analyses, Rockport made numerous assumptions with respect to industry performance, general business, economic, monetary, regulatory, market and other conditions and other matters, many of which are beyond the Company’s and Rockport’s control. The analyses performed by Rockport were not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the per share value of common stock shares does not purport to be an appraisal or to reflect the prices at which the common stock shares may actually be sold. The analyses performed were prepared solely as part of Rockport’s analysis of the fairness, from a financial point of view, of the Consideration pursuant to the Purchase Agreement to the Company and were provided to the Board in connection with the delivery of Rockport’s opinion.

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Analysis of Rockport

The following is a summary of the relevant financial and comparative analyses performed by Rockport in connection with Rockport’s delivery of its opinion that was presented to the Board on September 22, 2023. The financial analyses summarized below includes information presented in tabular format. In order to understand fully Rockport’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Rockport’s financial analyses.

Rockport expressly consented to the inclusion in its entirety of its opinion presented to the Board as Annex L to this Proxy Statement.

Discounted Cash Flow Analysis

Rockport performed a discounted cash flow analysis to estimate the present value of distributable cash flows of the Meridian Companies from calendar year 2023 through calendar year 2025. For its calculations, Rockport used discount rates ranging from 15% to 17% and terminal-year enterprise value (“EV”) to revenue multiples ranging from 2.4x to 2.6x which resulted in a range of implied enterprise values.

In addition, Rockport performed a secondary discounted cash flow analysis to estimate the present value of distributable cash flows of the Meridian Companies from calendar year 2023 through calendar year 2025. For its calculations, Rockport used discount rates ranging from 15% to 17% and terminal-year EV to EBITDA multiples ranging from 7.5x to 9.5x which resulted in a range of implied enterprise values.

From the discounted cash flow analyses above, Rockport calculated an implied EV reference range of $337,200,000 to $410,200,000.

The estimated distributable cash flows and present value of distributable cash flows of the Meridian Companies, from calendar year 2023 to 2025, as calculated by Rockport, were as follows:

	2023E	2024E	2025E
	(in thousands of Euros (€))
Distributable Cash Flows (debt free cash flow)(1)	€23,086	€31,634	€38,165
Present Value of Distributable Cash Flows(2)	€6,436	€28,156	€29,293

(1) Based on projected adjusted EBITDA (made available by the Company to Rockport), less estimated taxes, capital expenditures and change in working capital (each estimated by Rockport).

(2) Based on projected adjusted EBITDA (made available by the Company to Rockport), less estimated taxes, capital expenditures and change in working capital (each estimated by Rockport), using a discount rate of 16.0% (based on mid-period convention). Note that Rockport also used discount rates ranging from 15% to 17%, that resulted in a range of implied enterprise values.

Rockport then added cash balances (approx. $16 million), subtracted debt balances (approx. $19,000) and adjusted for non-operating assets and liabilities (net balance of approx. $714,000) as of June 30, 2023 (based on Meridian’s unaudited interim financial statements), to arrive at net equity value of the Meridian Companies of $352,000,000 to $425,000,000.

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Selected Transactions Analysis

To identify transactions involving target companies that are similar to the Meridian Companies, Rockport performed a search focusing on standard industrial classification (SIC) codes, business description, and industry affiliation using resources including the S&P Capital IQ database. The search included target companies involved in professional sports clubs and promoters, coin operated amusement devices and miscellaneous amusement and recreation business. Rockport removed any transactions involving target companies that were not comparable to the Meridian Companies due to clear differences in size or business description. After adjusting the initial list of transactions, Rockport chose 28 representative transactions completed since June 2018, which are listed as follows:

Date of Completion of Acquisition	Buyer	Target	Enterprise Value (in Millions of USD)	Enterprise Value / Revenue	Enterprise Value / EBITDA
8/16/2023	Entain Plc	STS Holding S.A.	$943.9	7.0x	19.0x
8/31/2022	MGM Casino Next Lion, LLC	LeoVegas AB (publ)	$694.5	1.5x	15.1x
6/24/2022	Blackstone Inc.	Crown Resorts Limited	$7,053.7	5.7x	-
5/5/2022	DraftKings Inc.	Golden Nugget Online Gaming, Inc.	$2,097.2	18.2x	-
4/30/2022	Everi Holdings Inc.	Intuicode Gaming Corporation	$26.3	2.6x	-
2/7/2022	Entain Plc	Avid International Limited	$235.5	4.0x	16.7x
1/10/2022	Flutter Entertainment plc	Tombola Limited	$541.6	2.5x	10.4x
11/1/2021	Golden Matrix Group, Inc.	Rkingscompetitions Ltd	$15.2	10.5x	-
10/1/2021	Kindred Group plc	Relax Gaming Limited	$228.6	9.3x	23.3x
10/1/2021	Bally's Corporation	Gamesys Group plc	$3,446.1	3.2x	11.6x
9/22/2021	Apollo Global Management, Inc.	Great Canadian Gaming Corporation	$3,844.5	6.1x	18.6x
4/22/2021	Caesars Entertainment, Inc.	William Hill Limited	$4,985.9	2.5x	24.9x
3/30/2021	Entain Plc	Enlabs AB (publ)	$425.0	7.0x	37.7x
11/30/2020	Golden Matrix Group, Inc.	NetEnt AB (publ)	$2,364.7	11.7x	31.8x
8/12/2020	Trive Capital Management LLC	Seven Aces Limited	$241.9	3.3x	10.7x
7/20/2020	Caesars Entertainment, Inc.	Caesars Holdings, Inc	$18,840.4	2.1x	7.8x
5/5/2020	Flutter Entertainment plc	The Stars Group Inc.	$11,299.5	4.4x	18.4x
2/14/2020	Apollo Management IX LP	Gamenet Group S.p.A.	$801.8	1.1x	6.8x
12/31/2019	Engine Gaming and Media, Inc.	UMG Media Ltd.	$4.5	2.8x	-
10/4/2019	The Rank Group Plc	Stride Gaming Plc	$149.8	1.2x	7.6x
6/14/2019	Maverick Casinos, LLC	Nevada Gold & Casinos, Inc.	$51.1	0.6x	8.5x
2/8/2019	Bridgepoint Advisers Limited	Cherry AB (publ)	$746.1	3.6x	15.1x
2/1/2019	Flutter Entertainment plc	Atlas LLC	$132.3	3.1x	9.9x
1/31/2019	William Hill Limited	Mr Green & Co AB (publ)	$310.0	1.4x	14.4x
10/15/2018	PENN Entertainment, Inc.	Pinnacle Entertainment, Inc.	$6,112.8	2.3x	8.9x
9/18/2018	Third Eye Capital Corporation	Tangelo Games Corp.	$77.8	2.9x	-
7/10/2018	The Stars Group Inc.	Sky Betting and Gaming	$4,700.0	5.4x	16.6x
6/5/2018	Pluto (Italia) S.p.A	Snaitech S.p.A.	$1,062.7	0.9x	6.0x

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The observed multiples from the selected comparable transactions are summarized below:

	Max		Mean		Median		25th Percentile
EV/Revenue	18.2	x	4.5	x	3.1	x	2.3	x
EV/EBITDA	37.7	x	15.4	x	14.7	x	9.2	x

For each of the selected comparable transactions, Rockport performed a comparability analysis to further assess the relative weighting of the transaction’s relevance in terms of size, profitability, leverage, growth opportunities, and risk factors, among others. Given the history and nature of the Meridian Companies and the information collected for the selected comparable transactions, Rockport considered the following valuation pricing multiples to be the most applicable:

•	EV to Normalized revenue:	4.9x
•	EV to Last Fiscal Year (“LFY”) EBITDA:	15.0x
•	EV to Normalized EBITDA:	13.5x

Rockport applied the selected pricing multiples to the corresponding financial parameters of the Meridian Companies to arrive at indications of enterprise value. Rockport then added cash balances (based on Meridian’s unaudited interim financial statements) (approx. $16.0 million), subtracted debt balances (approx. $19,000) and adjusted for non-operating assets and liabilities as of June 30, 2023, to arrive at a net equity value of the Meridian Companies of $366,000,000 to $433,000,000.

Rockport noted that based on a consideration amount of $320,000,000, the Purchase implies EV to LFY and 2023E revenue multiples of 4.5x and 3.6x, respectively. It also implies EV to LFY and 2023E EBITDA multiples of 13.7x and 10.9x, respectively.

Comparable Public Company Analysis

Using publicly available information, paid databases, selected analyst reports and information provided by the management of the Company, Rockport analyzed the selected financial data of the Meridian Companies with similar data of companies in the professional sports clubs and promoters, coin operated amusement devices and miscellaneous amusement and recreation business industries that Rockport judged to be comparable to the Meridian Companies for purposes of its valuation analysis. These companies, which are referred to as comparable companies, were selected because they were deemed to be similar to the Meridian Companies in one or more respects, including the nature of their business, size, diversification and financial performance. No specific numeric or other similar criteria were used to select the comparable companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller company with substantially similar lines of business and business focus may have been included while a similarly sized company with less similar lines of business and greater diversification may have been excluded. The comparable companies were:

•	Codere Online Luxembourg, S.A.

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•	ZEAL Network SE
•	Jumbo Interactive Limited
•	Flutter Entertainment plc
•	Entain Plc
•	La Française des Jeux Société anonyme
•	Super Group (SGHC) Limited
•	Kindred Group plc
•	Betsson AB (publ)
•	Churchill Downs Incorporated

No comparable company utilized in the comparable company analysis is identical to the Meridian Companies. In evaluating the selected comparable companies, Rockport made numerous judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the Company’s and Rockport’s control. Mathematical analysis, such as determining the median, is not in itself a meaningful method of using comparable company data.

In its analysis, Rockport derived and compared business enterprise value (BEV), revenue, EBITDA, revenue growth and EBITDA% for the Meridian Companies and the selected comparable companies for each of the last fiscal year, next fiscal year and next two fiscal years, in each case based on consensus estimates as reported by S&P Capital IQ, as shown below for the comparable companies:

US$ millions
	Market Information		CIQ Consensus (Last Fiscal Year)		BEV to LFY
Company	Mkt.Cap	BEV	Revenue	EBITDA	Revenue	EBITDA
Codere Online Luxembourg, S.A.	$142	$89	$124	($59)	0.7x	nmf
ZEAL Network SE	$751	$739	$95	$26	7.7x	28.8x
Jumbo Interactive Limited	$635	$602	$69	$34	8.7x	17.9x
Flutter Entertainment plc	$32,849	$38,221	$8,173	$994	4.7x	38.5x
Entain Plc	$8,191	$11,864	$5,186	$954	2.3x	12.4x
La Française des Jeux Société anonyme	$6,557	$6,192	$2,565	$528	2.4x	11.7x
Super Group (SGHC) Limited	$1,758	$1,524	$1,502	$320	1.0x	4.8x
Kindred Group plc	$2,212	$2,193	$1,706	$404	1.3x	5.4x
Betsson AB (publ)	$1,581	$1,431	$748	$140	1.9x	10.2x
Churchill Downs Incorporated	$9,146	$13,392	$1,597	$401	8.4x	33.4x

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US$ millions
	Market Information		CIQ Consensus (Next Fiscal Year)		BEV to NFY
Company	Mkt. Cap	BEV	Revenue	EBITDA	Revenue	EBITDA
Codere Online Luxembourg, S.A.	$142	$89	$159	($22)	0.6x	nmf
ZEAL Network SE	$751	$739	$121	$31	6.1x	23.9x
Jumbo Interactive Limited	$635	$602	$79	$34	7.6x	17.6x
Flutter Entertainment plc	$32,849	$38,221	$11,582	$1,329	3.3x	28.8x
Entain Plc	$8,191	$11,864	$5,820	$968	2.0x	12.3x
La Française des Jeux Société anonyme	$6,557	$6,192	$2,771	$587	2.2x	10.5x
Super Group (SGHC) Limited	$1,758	$1,524	$1,381	$170	1.1x	8.9x
Kindred Group plc	$2,212	$2,193	$1,521	$190	1.4x	11.5x
Betsson AB (publ)	$1,581	$1,431	$960	$199	1.5x	7.2x
Churchill Downs Incorporated	$9,146	$13,392	$2,191	$646	6.1x	20.7x

US$ millions
	Market Information		CIQ Consensus (FY2)		BEV to FY2
Company	Mkt. Cap	BEV	Revenue	EBITDA	Revenue	EBITDA
Codere Online Luxembourg, S.A.	$142	$89	$176	$1	0.5x	nmf
ZEAL Network SE	$751	$739	$122	$36	6.1x	20.3x
Jumbo Interactive Limited	$635	$602	$97	$48	6.2x	nmf
Flutter Entertainment plc	$32,849	$38,221	$12,024	$2,066	3.2x	18.5x
Entain Plc	$8,191	$11,864	$6,061	$1,277	2.0x	9.3x
La Française des Jeux Société anonyme	$6,557	$6,192	$2,768	$663	2.2x	9.3x
Super Group (SGHC) Limited	$1,758	$1,524	$1,472	$183	1.0x	8.3x
Kindred Group plc	$2,212	$2,193	$1,566	$259	1.4x	8.5x
Betsson AB (publ)	$1,581	$1,431	$985	$259	1.5x	5.5x
Churchill Downs Incorporated	$9,146	$13,392	$2,450	$1,030	5.5x	13.0x

This analysis indicated the following interquartile reference ranges for multiples of business enterprise value to revenue and EBITDA for the selected companies as set forth below:

Last Fiscal Year	Revenue		EBITDA
75th Percentile	6.98	x	28.8	x
25th Percentile	1.44	x	10.2	x

Next Fiscal Year
75th Percentile	5.39	x	20.7	x
25th Percentile	1.45	x	10.5	x

Next Two Fiscal Years
75th Percentile	4.9	x	14.4	x
25th Percentile	1.4	x	8.4	x

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Given the history and nature of the Meridian Companies and the information collected for the selected comparable companies, Rockport considered the following valuation pricing multiples (EV to LFY, EV to next fiscal year and EV to next two fiscal years) to be the most applicable (in thousands):

Last Fiscal Year	Financial Metric	Selected Multiple		Indicated Value
Revenue	$74,904	4.2	x	$317,391
EBITDA	$23,416	17.0	x	$398,067

Next Fiscal Year
Revenue	$94,921	3.4	x	$325,751
EBITDA	$29,292	14.0	x	$410,085

Next Two Fiscal Years
Revenue	$123,440	3.1	x	$387,983
EBITDA	$38,308	9.0	x	$344,772

In making selections, Rockport considered the relative size, performance, risk and other investment characteristics of the Meridian Companies as compared to the comparable companies. Rockport applied the selected multiples to the corresponding financial parameters of the Meridian Companies to determine the implied enterprise value from operations. Rockport then added cash balances (based on Meridian’s unaudited interim financial statements) (approx. $16.0 million), subtracted debt balances (approx. $19,000), and adjusted for non-operating assets and liabilities as of June 30, 2023, to arrive at net equity value of the Meridian Companies of $352,000,000 to $427,000,000.

General

Rockport’s opinion was one of many factors taken into consideration by the Board in making its determination to approve the Purchase and should not be considered determinative of the views of the Board or the Company management with respect to the Purchase or the Consideration.

Rockport was selected by the Board based on Rockport’s qualifications, expertise and reputation. Rockport, as part of its business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, financial restructurings and other financial services.

Rockport has previously provided certain asset valuation services to the Company in connection with the Company’s financial reporting activities: US GAAP - FASB ASC Topic 805, Business Combinations in connection with the Company’s acquisition of RKingsCompetitions Ltd in November 2021 (the valuation analysis was completed in March 2022 and Rockport was paid $18,750), FASB ASC Topic 350 - Intangibles – Goodwill and FASB ASC Topic 360, Property, Plant and Equipment) related to the goodwill and tangible and intangible assets acquired in the RKingsCompetitions Ltd transaction (valuation analyses were completed in January 2023 and Rockport was paid $14,750). Other than as described above, and in connection with Rockport’s opinion as discussed herein, neither Rockport, nor its affiliates, have provided any services to the Company or its affiliates, within the past two years. Rockport and its affiliates have also not provided any services to Meridian or its affiliates within the past two years.

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The Company has paid Rockport a fee of approximately $55,000 in connection with the delivery of Rockport’s opinion, which was not contingent on the successful completion of the Purchase. The Company has also agreed to reimburse Rockport for certain expenses incurred. The Company has also agreed to indemnify Rockport against certain liabilities arising out of or in connection with the services rendered and to be rendered by it under its engagement. Rockport did not, as of the date of its opinion, maintain a market in the securities of the Company. In addition, in the future Rockport may seek to provide financial advisory and financing services to the Company, the Meridian Companies or entities that are affiliated with the Company or the Meridian Companies, for which Rockport would expect to receive compensation. Rockport’s opinion was furnished for the use and benefit of the Board in connection with its consideration of the Purchase and was not intended to be used for any other purpose, without Rockport’s prior written consent.

Purchase Agreement Consideration

The initial base purchase price for the Meridian Companies is up to $331,428,571, which consists of (a) $30,000,000 in cash due at Closing, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers; (b) 82,141,857 shares of common stock, due at Closing, valued at $246,425,571, based on the Agreed Value; (c) 1,000 shares of Series C Preferred Stock, which is convertible into 1,000 shares of common stock, valued at $3,000, based on the Agreed Value; (d) $5,000,000 in cash and 5,000,000 shares of common stock (valued at $15,000,000, based on the Agreed Value) due within five business days following the six month anniversary of the Closing if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith; (e) $20,000,000 in cash, of which $10,000,000 is due 12 months following the Closing and $10,000,000 is due 18 months after the Closing; and (f) $15,000,000 payable by way of the Promissory Notes issuable at Closing, which are due 24 months after the Closing.

The aggregate purchase price is $331,428,571, which is made up of $30 million in the closing cash payment, the Closing Shares, the Promissory Notes, the Series C Preferred Stock, the Contingent Post-Closing Consideration, and the Non-Contingent Post-Closing Consideration, valuing each Purchase Share at $3.00 per share, the value agreed to by Golden Matrix and the Sellers in the Purchase Agreement.

The cash portion of the purchase price is expected to be paid by way of cash on hand of Golden Matrix, funds raised through the Potential Offerings, discussed in further detail under “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”, potential debt borrowings, and the potential reallocation of up to $20 million of cash on hand of the Meridian Companies at Closing, in the sole discretion of the Sellers, as discussed in greater detail below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

The 82,141,857 shares of common stock issuable to the Sellers at the Closing are expected to constitute 69.2% of our total outstanding shares of common stock following the Closing (70.4% assuming the Post-Closing Contingent Shares are issued), based on a total of 36,615,932 shares of common stock issued and outstanding as of the Record Date, and not including the 1,000 shares of common stock issuable upon conversion of the Series C Preferred Stock issuable at Closing. When including the voting rights of the Series C Preferred Stock, the Sellers at the Closing are expected to hold 67.0% of our total voting shares following the Closing (68.2% assuming the Post-Closing Contingent Shares are issued), based on a total of 36,615,932 shares of common stock issued and outstanding as of the Record Date, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”.

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The Purchase Agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Golden Matrix common stock and Series C Preferred Stock that the Sellers will be entitled to receive for changes in the market price of Golden Matrix common stock. Accordingly, the market value of the shares of Golden Matrix common stock issued pursuant to the Purchase Agreement will depend on the market value of the shares of Golden Matrix common stock at the time the Purchase Agreement closes, and could vary significantly from the market value on the date the Purchase Agreement was entered into and the date of this Proxy Statement.

Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price

A total of up to $20 million of the $30 million of cash consideration required to be paid by the Company to the Sellers at Closing may be paid after Closing from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business (the amount of Meridian Companies closing cash allocated to the Closing cash payment, the “Allocated Closing Cash Portion”). The amount of the Allocated Closing Cash Portion is subject to the approval, in their sole discretion, of the Sellers (provided that such amount cannot be less than $1.00 or more than $20 million).

Pursuant to the Purchase Agreement, the Company is required to provide the Sellers at least 10 days’ prior notice of the amount of the cash on hand of the Meridian Companies that the Company desires to be the Allocated Closing Cash Portion and the expected closing date. Thereafter, the Sellers have 10 days to either (a) accept such amount and move towards closing on the date requested by the Company, or (b) reject such amount by designating a lesser amount.

Any amount of Allocated Closing Cash Portion agreed to by the Sellers will reduce, on a dollar for dollar basis, the amount of cash consideration required to be delivered by the Company to the Sellers at Closing.

In the event the Sellers reject the Company’s requested Allocated Closing Cash Portion, the Company has no liability for its failure to close the Purchase by the date set forth in its initial notice, based on the failure to pay the cash consideration due at Closing, and the Company shall have 45 days from the previously disclosed expected closing date to obtain sufficient funding for Closing, which 45 day period will also extend the required Closing date (currently June 30, 2024) in the event that the required Closing date would fall prior to the end of the 45 day period, and instead the last day of the 45 day period (beginning on the previously disclosed expected Closing date), would be the new required closing date under the Purchase Agreement (an “Automatic Closing Date Extension”). The Company is required to use commercially reasonable efforts to promptly raise funding to pay the amount of any deficiency in closing cash during the extension period. The Sellers are required to close the Purchase within five business days of the Company obtaining sufficient capital to pay the closing payment, in the event all of the other conditions to Closing have been, or will be, satisfied as of such date.

Effective Time of the Purchase Agreement

Unless otherwise agreed by the parties given unforeseen circumstances (in which event, the parties will negotiate reasonably and in good faith), the parties agreed that for logistical, corporate, tax, accounting, legal, or other purposes, to schedule the Closing Date for the last day of the calendar month in which all of the conditions precedent for such Closing have been satisfied or waived, including, among others, the adoption of the Purchase Agreement by the stockholders of Golden Matrix and the approval by Golden Matrix stockholders of the Purchase Agreement and the issuance of Golden Matrix common stock in connection therewith (the “Effective Date”).

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Governmental and Regulatory Approvals

Golden Matrix must comply with applicable federal and state securities laws and the rules and regulations of The Nasdaq Stock Market in connection with the issuance of shares of Golden Matrix common stock and preferred stock upon the closings of the Purchase Agreement.

Golden Matrix and the Sellers have determined that no antitrust or competition law approvals, or other governmental or regulatory approvals are required to be applied for or obtained in any jurisdiction in connection with the Purchase, provided that as discussed in greater detail below under, “The Purchase—Nasdaq Stock Market Listing”, the Company is required to provide Nasdaq notice of the issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

A requirement of Closing is that Golden Matrix’s common stock continue to trade on the Nasdaq Capital Market following the Closing. Nasdaq has advised the Company that the combined company is required to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase, and as such, the approval by Nasdaq of such initial listing application is a required condition to Closing. The Company has filed an initial listing application with Nasdaq seeking approval of the listing of the combined company’s common stock following the Closing; however, such listing application has not been approved to date. As a result of the Closing condition discussed above, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

No Appraisal or Dissent Rights

Under the NRS, appraisal rights or rights of dissent are not available to any stockholder in connection with the Purchase, regardless of whether such stockholder votes for or against the approval of the Purchase Proposal and none of the other Proposals to be voted on at the Special Meeting provide, under the NRS, for appraisal rights or rights of dissent.

Expenses, Fees and Costs

All fees and expenses incurred by the Company in connection with the Purchase be paid by the party incurring those fees or expenses. To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any Break-Fee, each of the Company and Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith, as discussed in greater detail below under “Agreements Related to the Purchase—The Purchase Agreement—Termination of the Purchase Agreement”.

In the event of the termination of the Purchase Agreement in accordance with its terms, the Purchase Agreement becomes null and void and of no further force or effect except for those sections relating to confidentiality, the required payment of the Break-Fee, and indemnification, which survive the termination of the Purchase Agreement for any reason. Termination of the Purchase Agreement also does not relieve a breaching party from claims or liabilities arising out of all breaches of the Purchase Agreement that occurred prior to such termination. In no event shall any party be liable for consequential, special, or punitive damages, except to the extent the same becomes owed to a third party and is subject to indemnification under the Purchase Agreement.

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Tax Treatment of the Purchase Agreement

Since Golden Matrix stockholders will continue to own and hold their existing shares of Golden Matrix common stock following the Closing of the Purchase, we anticipate that the Purchase generally will not result in U.S. federal income tax consequences to Golden Matrix stockholders.

However, tax matters are very complicated and the tax consequences to a particular Golden Matrix stockholder will depend on such stockholder’s circumstances. Accordingly, you should consult your tax advisor for a full understanding of the tax consequences of the Purchase to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Nasdaq Stock Market Listing

Golden Matrix common stock is currently listed on The Nasdaq Capital Market under the symbol “GMGI.” A requirement of Closing is that Golden Matrix’s common stock continue to trade on the Nasdaq Capital Market following the Closing. Nasdaq has advised the Company that the combined company is required to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase, and as such, the approval by Nasdaq of such initial listing application is a required condition to Closing. The Company has filed an initial listing application with Nasdaq seeking approval of the listing of the combined company’s common stock following the Closing; however, such listing application has not been approved to date. As a result of the Closing condition discussed above, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

The Company is also required to provide Nasdaq notice of the issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

Anticipated Accounting Treatment

Golden Matrix currently expects to treat the Purchase as a purchase by the Meridian Companies of Golden Matrix under accounting principles generally accepted in the United States, or GAAP. Under the purchase method of accounting, the assets and liabilities of Golden Matrix will be recorded, as of the completion of the Purchase, at their respective fair values, in the financial statements of the Meridian Companies. The financial statements of the Meridian Companies issued after the completion of the Purchase will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of Golden Matrix.

Management Following the Purchase Agreement

In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

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We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”.

See “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

One of the rights of the holders of the Series C Voting Preferred Stock will be the right, for so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, voting separately, to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees, see “Agreements Related to the Purchase—Series C Voting Preferred Stock— Voting Rights”.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees, nominated to the Board by the independent Nominating and Corporate Governance Committee which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”.

Biographical information for the newly appointed officer of the Company and member of the Board of Directors of the Company following the Closing, is included below under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

Indemnification of Parties to the Purchase Agreement

For a description of the indemnification rights associated with the Purchase Agreement see “Agreements Related to the Purchase—The Purchase Agreement—Indemnification”.

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Limitations of Liability and Indemnification of the Golden Matrix Officers and Directors

Our directors and officers are indemnified as provided by the Nevada Revised Statutes (“NRS”) and our Bylaws.

As authorized by Section 78.751 of the NRS, the Company may indemnify officers and directors against expenses incurred by such persons in connection with any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, involving such persons in their capacities as officers and directors, so long as such persons acted in good faith and in a manner which they reasonably believed to be in the Company’s best interests. If the legal proceeding, however, is by or in the Company’s right, the director or officer may not be indemnified in respect of any claim, issue or matter as to which he or she is adjudged to be liable for negligence or misconduct in the performance of his or her duty to us unless a court determines otherwise.

 Under Nevada law, corporations may also purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director or officer (or is serving at the Company’s request as a director or officer of another corporation) for any liability asserted against such person and any expenses incurred by him in his capacity as a director or officer. These financial arrangements may include trust funds, self-insurance programs, guarantees and insurance policies.

Additionally, the Company’s Bylaws (“Bylaws”), provide that the Company shall indemnify our directors and officers to the fullest extent not prohibited by the NRS; and, provided, further, that we are not required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the NRS or (iv) such indemnification is required to be made pursuant to the terms of the Bylaws. The Company also has power to indemnify its employees and other agents as set forth in the Nevada Revised Statutes.

The Company’s Bylaws also provide that the Company is required to advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer, of the corporation, or is or was serving at the request of the Company as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under the Bylaws or otherwise.

Notwithstanding the foregoing, subject to certain exceptions, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

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Neither our Bylaws nor our Articles of Incorporation, as amended, include any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

As there will be no change to our Articles of Incorporation as amended and restated, as a result of the Purchase Agreement with respect to the indemnification rights of our officers and directors, and our officers and directors will have the same limits on their liability and rights to indemnification after the Closing as they have prior to the Closing, and all new officers and directors of the combined company will similarly have the limited liability and indemnification rights described above under our governing documents upon their appointment at the time of the Closing.

Material U.S. Federal Income Tax Consequences of the Purchase

The following discussion is a general summary of the anticipated material U.S. federal income tax consequences of the Purchase. The following discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, currently applicable and proposed Treasury Regulations under the Code and published rulings and decisions, all as currently in effect as of the date of this Proxy Statement, and all of which are subject to change, possibly with retroactive effect. Tax consequences under state, local and non-U.S. laws, or federal laws other than those pertaining to income tax, are not addressed in this Proxy Statement. No rulings have been requested or received from the Internal Revenue Service (the “IRS”) as to the tax consequences of the Purchase and there is no intent to seek any such ruling. Accordingly, no assurance can be given that the IRS will not challenge the tax treatment of the Purchase discussed below or, if it does challenge the tax treatment, that it will not be successful.

Golden Matrix does not anticipate the Purchase being deemed a reorganization of Golden Matrix under the Code or having any material tax effect for Golden Matrix stockholders.

Since Golden Matrix stockholders will continue to own and hold their existing shares of Golden Matrix common stock and preferred stock following the Purchase, the Purchase generally will not result in U.S. federal income tax consequences to Golden Matrix stockholders.

This summary is not a complete description of all of the tax consequences of the Purchase that may be relevant to you.

Meeting of Golden Matrix’s Stockholders

Golden Matrix is obligated under the Purchase Agreement to call, give notice of, convene and hold a meeting of its stockholders for the purposes of voting on the issuance of shares of Golden Matrix common stock pursuant to the Purchase Agreement and the Required Amendments to the Articles. The Golden Matrix stockholders’ meeting will be held as promptly as practicable after the date that the definitive Proxy Statement is filed with the SEC and the SEC either does not comment on such Proxy Statement, or notifies Golden Matrix that it has no comments on such Proxy Statement (or any amendment thereto). If on the scheduled date of the Special Meeting, Golden Matrix has not obtained the requisite approval of its stockholders for the Purchase Proposal, Golden Matrix may adjourn or postpone the stockholder meeting to a later date or dates, provided that, under applicable rules, such later date or dates not to exceed 30 days from the original date that the stockholder meeting was scheduled.

Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement

For a period of two years following the Closing, at the option of Zoran Milošević, Mr. Milošević has the right in his sole discretion to require the Board of Directors of the Company to immediately take whatever action is necessary to appoint Mr. Milošević as Chief Operating Officer of the Company within 30 days, unless a majority of the Board of Directors of the Company determines that there would (as of such date) be reasonable and adequate grounds, if Milošević were an existing employee of the Company, to discharge and terminate his employment with cause. Prior to (but effective upon) such appointment, the Company shall enter into an Employment Agreement with Mr. Milošević in substantially the form of the First Amended and Restated Employment Agreement between Anthony Brian Goodman and the Company (as may be amended or replaced from time to time, including by a replacement employment agreement with any other CEO if, for example, Mr. Goodman passed away or was terminated), with such compensation, benefit, and other terms agreed upon mutually by Mr. Milošević and the Company. Moreover, for a period of two years following the date of Mr. Milošević’s request to be appointed as Chief Operating Officer, if, following the entry into effect of such Employment Agreement, the Company and Mr. Goodman (or a substitute CEO) agree on any material changes to the CEO’s salary, benefits, or other terms, then the Company is required to simultaneously enter into amendment(s) to the Employment Agreement, ensuring that Mr. Milošević enjoys those same benefits and advantages as the CEO.

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Equity Awards

Additionally, Golden Matrix is required, following the Closing to grant the Sellers and certain key employees of the Meridian Companies certain equity and equity-based awards under the 2023 Plan (or if the 2023 Plan is not approved by stockholders at the Special Meeting, the 2022 Plan). Specifically, promptly (i.e., within thirty (30) days) following the Closing, Golden Matrix is required to grant equity compensation awards to certain employees of the Meridian Companies in amounts or percentages confirmed by the Sellers, not to exceed $3,000,000 in aggregate value (“Post-Closing Equity Awards”). All Post-Closing Equity Awards shall be granted to those persons who provide bona fide services to Golden Matrix or the Meridian Companies post-Closing, shall be subject to vesting terms as set by the Compensation Committee of the Board of Golden Matrix, and shall be subject to agreements evidencing such awards, the terms of the 2023 Plan (or if the 2023 Plan is not approved by stockholders at the Special Meeting, the 2022 Plan), and shall further be subject to applicable laws.

In addition, (A) William Scott who is expected to be appointed to Golden Matrix’s Board of Directors at Closing (as discussed above under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”) shall receive a similar grant and award of Restricted Stock Units as Golden Matrix’s current Board of Directors (as discussed above under “Executive and Director Compensation—Board of Director Fees”), with RSUs vesting for the 2024 fiscal year, to the extent certain milestones discussed above are met; (B) Zoran Milošević who will continue serving as the Chief Executive Officer of each of the Meridian Companies post-Closing, shall be granted awards matching Mr. Goodman’s awards for fiscal 2024 (as discussed below under “Interests of Certain Persons in the Purchase— Future Arrangements”); and (C) Snežana Božović, the Corporate Secretary of the Meridian Companies, who will continue serving as the Corporate Secretary of each of the Meridian Companies post-Closing, shall be granted awards matching Ms. Feng’s awards for fiscal 2024 (as discussed below under “Interests of Certain Persons in the Purchase— Future Arrangements”)(collectively, the “Director and Executive Awards”).

The Post-Closing Equity Awards may take the form of options, restricted stock, restricted stock units, or another form of equity compensation, provided that all such awards will be granted with a value or exercise price, as applicable, at least equal to the fair market value of the Company’s common stock on the date granted, and will have such vesting and other terms, as may be determined by the Compensation Committee of the Board of Directors.

Interests of Certain Persons in the Purchase

General

In considering the recommendation of the Board of Directors that Golden Matrix’s stockholders vote “FOR” the Purchase Proposal, you should be aware that Golden Matrix’s directors and executive officers may have financial interests in the Purchase that may be in addition to, or different from, their interests as stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Purchase. Stockholders should take these benefits into account in deciding whether to vote for the Purchase Proposal. As described in more detail below, these interests include:

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contingent severance benefits to which each of Anthony Brian Goodman, our President, Chief Executive Officer, Secretary and Treasurer, and Weiting ‘Cathy’ Feng, our Chief Operating Officer, would become entitled in the event of a change of control of Golden Matrix and their termination of employment within specified periods of time relative to the completion of the Purchase Agreement, as discussed in further detail below; provided, however, that because neither of their employment positions are being terminated as a result of the Purchase, and are not expected to be terminated after Closing, neither Mr. Goodman nor Ms. Feng are expected to be due any severance benefits as a result of the Change of Control contemplated by the proposed Purchase;

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•

that Murray G. Smith and Thomas E. McChesney, who are currently directors of Golden Matrix, will serve as two of the five members of the Board of Directors of the Company following the Closing and Anthony Brian Goodman, our President, Chief Executive Officer, Secretary and Treasurer, and Weiting ‘Cathy’ Feng, our Chief Operating Officer, will continue to serve as officers and directors of the combined company following the Closing; and

•

that the vesting of the equity compensation held by each of Anthony Brian Goodman, Weiting ‘Cathy’ Feng, Murray G. Smith, Thomas E. McChesney and Philip Daniel Moyes, who are currently all of the members of the Board of Directors of Golden Matrix, is based on certain revenue and Adjusted EBITDA targets for Golden Matrix as of the end of fiscal 2023 (which triggering date has already past) and 2024, which milestones Golden Matrix expects will be easier to hit following the Closing, and which RSUs will vest immediately upon the Closing.

Other than in connection with the above, there were no employment-related or compensation related discussions and negotiations concerning the Company’s officers and directors in connection with the Purchase.

The Board of Directors of Golden Matrix was aware of these potential conflicts of interest (to the extent they existed at the time the board approved the Purchase Agreement)and considered them, among other matters, in reaching their respective decisions to approve the Original Purchase Agreement, the Purchase Agreement (as amended and restated)and the First Amendment and Second Amendment, and to recommend, as applicable, that the Golden Matrix stockholders approve the proposals to be presented to the Golden Matrix stockholders for consideration at the Special Meeting as contemplated by this Proxy Statement. For further information with respect to the arrangements between Golden Matrix and its executive officers, directors and affiliates described in this section, as well as other arrangements between Golden Matrix and its executive officers, directors and affiliates, please see our Annual Report on Form 10‑K for the year ended October 31, 2023, filed with the SEC on January 17, 2024, a copy of which is available from the Company free of charge as discussed in greater detail below under “Where You Can Find More Information; Incorporation of Information by Reference” and a copy of which has been provided with this Proxy Statement.

Named Executive Officer Change of Control Payments

Employment Agreement with Mr. Anthony Brian Goodman

On September 16, 2022, the Company entered into a First Amended and Restated Employment Agreement with Mr. Goodman, the Company’s Chief Executive Officer and director. The agreement amended and restated, effective as of September 16, 2022, the prior Employment Agreement entered into between the Company and Mr. Goodman dated October 26, 2020. The agreement, as amended and restated, is described below:

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The agreement, which provides for Mr. Goodman to serve as the Chief Executive Officer of the Company, was effective October 26, 2020, and remains in effect until August 20, 2026, unless terminated earlier pursuant to its terms, provided that the term of the agreement continues year-to-year thereafter unless either party provides notice to the other of its intent not to renew the agreement at least three months prior to the end of the initial term or any renewal term. Notwithstanding the above, the agreement may be terminated at any time by either party with or without cause. The agreement does not restrict Mr. Goodman’s ability to provide services to Luxor Capital, LLC (“Luxor”), Elray Resources, or Articulate.

Pursuant to the agreement, Mr. Goodman is to receive an annual salary of $158,400, plus a superannuation (an employee funded pension required by the Government of Australia), which is currently equal to 10% of Mr. Goodman’s salary, and pursuant to Australian law is to increase by 0.5% per year, beginning June 30, 2021 (when it increased from 9.5% to 10% and continuing on June 30, 2022, when it increased to 10.5%, and on June 30, 2023, when it increased to 11%), until it reaches 12% in 2025 (the “Superannuation”), payable every two weeks. Mr. Goodman’s salary is required to be increased annually in an amount of no less than 10% per annum and may be increased by the Compensation Committee of the Board of Directors annually, or from time to time, in connection with increases in the cost of living, the responsibilities of Mr. Goodman and/or his performance. Increases of salary are not required to be set forth in an amendment to the Employment Agreement. Pursuant to the agreement, the Board of Directors has discretion to establish a cash bonus plan payable to Mr. Goodman and to set forth goals in connection with such plan, provided no plan has been established to date. The Board of Directors (or Compensation Committee of the Board of Directors)may also grant Mr. Goodman bonuses from time to time in its discretion, in cash, stock or other equity, including in the form of options, in amounts determined in the sole discretion of the Board of Directors (or Compensation Committee of the Board of Directors).

Pursuant to the agreement, Mr. Goodman is eligible to participate in all benefit programs offered by the Company to its senior executives. Mr. Goodman is entitled to holidays and annual leave in conformity with Australian law, along with seven additional days of leave pursuant to the terms of the agreement and up to 14 days per year of sick leave.

The agreement contains standard confidentiality and indemnification requirements. The agreement prohibits Mr. Goodman from competing against the Company in connection with the business of marketing of gaming intellectual property, tool bar technology, adware and ad serving products, online raffles, lotteries, tournaments, competitions and sportsbook operations and technology, in the United States and the United Kingdom, for a period of one year from the date of termination of the agreement.

The agreement may be terminated by the Company (a) with not less than 2 weeks’ notice to Mr. Goodman of him being adjudicated disabled due to illness or accident; or (b) immediately if he (i) commits any act which may detrimentally affect the Company or its related companies, including any act of dishonesty, fraud, willful disobedience, misconduct or breach of duty; (ii) breaches any terms of the non-compete; (iii) materially breaches the Employment Agreement, and fails to cure such breach within 14 days after notice thereof is provided to Mr. Goodman; or (iv) is of unsound mind, each as determined in the reasonable discretion of the independent members of the Board of Directors acting in good faith (without the vote of Mr. Goodman). Mr. Goodman may terminate the agreement (a) within thirty days of the Company going into bankruptcy; (b) if the Company does not pay any amount owed to him under the agreement within 14 days after notice of such non-payment is provided to the Company; (c) if without his consent, his position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position of CEO of the Company; (d) if there has been a material breach by the Company of a material term of the agreement or he reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following thirty (30) days after such breach and after notice thereof has been provided to the Company by him, or (e) if his compensation as set forth hereunder is reduced without his consent, or the Company fails to pay to him any compensation due to him under the agreement upon 15 days written notice from him informing the Company of such failure.

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Additionally, if Mr. Goodman is involuntarily terminated, any unvested options vest immediately and are exercisable until the later of the original termination date thereof and 24 months after such termination date.

In the event the Company terminates the agreement other than for cause (defined as his gross negligence or willful misconduct which has a material adverse effect on the Company or his ability to perform his duties under the agreement) or by Mr. Goodman for good reason, Mr. Goodman is due (a) a lump sum cash severance payment equal to the sum of (i) 18 months of Mr. Goodman’s then current annual basic salary plus (ii) an amount equal to his targeted bonus for the year of termination (such total payment referred to herein as the “Severance Payment”); (b) a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had he not been terminated prior to such payment plus (ii) his targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365; additionally and notwithstanding anything to the contrary in any equity award agreement, any unvested stock options or other equity compensation (including, but not limited to restricted stock units (RSUs)) previously granted to Mr. Goodman will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Goodman until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

Except as set forth above, upon the termination of the agreement, Mr. Goodman is entitled to salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which he was participating as of the termination date. Additionally, any unvested stock options or unvested equity compensation held by Mr. Goodman shall immediately terminate and be forfeited (unless otherwise provided in the applicable award agreement) and any previously vested stock options (or if applicable equity compensation) shall be subject to terms and conditions set forth in the applicable equity plan, or award agreement, as such may describe the rights and obligations upon termination of employment.

In the event that Mr. Goodman’s employment is terminated (a) by the Company for any reason other than cause or due to his illness or death, or (b) by Mr. Goodman for good reason, during the twelve month period following a Change of Control (as defined below) or in anticipation of a Change of Control, the Company is required to pay Mr. Goodman, within 60 days following the later of (i) the date of such Change of Control termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of Mr. Goodman (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to Mr. Goodman for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If Mr. Goodman’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the agreement. In addition, in the event of a Change of Control, all of Mr. Goodman’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether Mr. Goodman is retained by the Company or successor following the Change of Control. Additionally, in the event of a Change of Control termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards) will vest immediately upon such termination and in the case of stock options, shall be exercisable by Mr. Goodman until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

Employment Agreement with Ms. Weiting ‘Cathy’ Feng

Weiting ‘Cathy’ Feng, the Company’s former Chief Financial Officer, and current Chief Operating Officer and director is party to an Employment Agreement with the Company in substantially similar form as Mr. Goodman’s employment agreement as discussed above, which was originally entered into on October 26, 2020, and amended and restated on September 16, 2022, except that the agreement: (a) provides for Ms. Feng to serve as the Chief Operating Officer of the Company; (b) entitles Ms. Feng to continue providing services to Elray Resources, Etrader Enterprise Pty Ltd, and Articulate Pty Ltd.; (c) provides for an annual salary of $132,000; and (d) reduces the cash Severance Payment to six months of salary, plus any unpaid bonus for the prior year and the pro rata portion of the targeted bonus for the current year.

* * * * *

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As discussed above, pursuant to the employment agreements of Anthony Brian Goodman, our President, Chief Executive Officer, Secretary and Treasurer and Weiting ‘Cathy’ Feng, our Chief Operating Officer and Director, in the event that Mr. Goodman’s or Ms. Feng’s employment is terminated (a)by the Company for any reason other than cause (defined as gross negligence or willful misconduct which has a material adverse effect on the Company or his/her ability to perform his/her duties under the agreement)or due to his/her illness or death, or (b)by the executive for good reason (including if the executive terminates the agreement within 30 days following (a)the date the Company has gone into receivership or liquidation; (b)any amount payable by the Company to the executive under the agreement remains unpaid for more than 14 days after the executive has given written notice of default to the Company; (c)without executive’s consent, his/her position or duties are modified by the Company to such an extent that his/her duties are no longer consistent with the position of CEO or COO (as applicable)of the Company; (d)there has been a material breach by the Company of a material term of the employment agreement or executive reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following 30 days after notice of such breach has been provided to the Company by the Executive, or (e)executive’s compensation is reduced without executive’s consent, or the Company fails to pay to executive any compensation due to him/her after 15 days written notice), during the twelve month period following a Change of Control (as defined below)or in anticipation of a Change of Control, the Company is required to pay the executive, within 60 days following the later of (i)the date of such Change of Control termination; and (ii)the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a)the current annual base salary of the executive (less any actual payments made in connection with any severance payments already paid); and (b)the amount of the most recent bonus paid to the executive for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If the executive’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the applicable agreement. In addition, in the event of a Change of Control, all of the executive’s equity-based compensation (including options and equity subject to vesting)shall immediately vest regardless of whether the executive is retained by the Company or successor following the Change of Control. Additionally, in the event of a Change of Control termination, unvested equity benefits and awards (including options, unvested RSU’s or unvested equity awards)will vest immediately upon such termination and in the case of stock options, shall be exercisable by the executive until the earlier of (A)one (1)year from the date of termination and (B)the latest date upon which such stock options or equity would have expired by their original terms under any circumstances.

For purposes of the employment agreements, a “Change of Control” is deemed to occur if (a)any person or entity is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company’s then outstanding voting securities; (b)a merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or into voting securities of the surviving entity)at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (c)as a result of the election of members to the Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors as of August 20, 2022, except in the event that such slate of directors is proposed by the Nominating Committee. Notwithstanding the foregoing, if the definition of “Change of Control” in the Company’s Stock Incentive Plans or Equity Compensation Plans (each as amended from time to time)is more favorable to the executive, then such definition shall be controlling for purposes of the agreement, and which 2022 Plan provides that “Change of Control” includes the following: (i)consummation of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii)the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company)of substantially all the assets of the Company; or (iii)in the absence of a prior expression of approval by the Board, the acquisition of more than 50% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

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The required payment of any Change of Control Payments to Mr. Goodman and/or Ms. Feng may have a material adverse effect on the Company’s available cash and ability to support its operations post-Closing.

However, because neither of their employment positions is being terminated as a result of the Purchase, and are not expected to be terminated after Closing, neither Mr. Goodman nor Ms. Feng are expected to be due any severance benefits as a result of the Change of Control contemplated by the proposed Purchase.

Golden Parachute Compensation

This section sets forth information regarding “golden parachute” compensation payable to our executive officers. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this Proxy Statement and in the footnotes to the table. As a result, the actual amounts, if any, that an executive officer receives may materially differ from the amounts set forth in the table.

The table below assumes that (a)a termination of employment will occur on [ ], 2024, which date is used solely for the purposes of the disclosure in the table, (b) the employment of the executive officers will be terminated without “cause”, entitling the executive officers to receive severance payments and benefits, (c)no executive officer receives any additional equity grants on or prior to the date of termination, (d)no executive officer enters into any other new agreements or is otherwise legally entitled to, prior to the Purchase, any additional compensation or benefits, (e)the closing price of a share of Golden Matrix’s common stock at the effective time of the Purchase is $3.30 (which represents the average closing price of a share of Golden Matrix’s common stock over the first five business days following the first public announcement of the Original Purchase Agreement), (f)each of Golden Matrix’s executive officers has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants)necessary to receive such payments and benefits and (g)each number is rounded to the nearest whole number. Some of the assumptions used in the table below are based upon information not currently available, and, as a result, the actual amounts to be received by any of Golden Matrix’s executive officers may materially differ from the amounts set forth below. The amounts shown in the table do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested pursuant to their terms, on or prior to the assumed termination date, or the value of payments or benefits that are not based on or otherwise related to a termination. Payments that are conditioned on both the occurrence of the Purchase as well as the executive officer’s termination of employment are payable on a “double-trigger” basis and payments that are conditioned only upon the occurrence of the Purchase as being payable on a “single-trigger” basis (of which there are none). The individuals named below represent the executive officers that are listed in the “Summary Executive Compensation Table”, under “Executive and Director Compensation”, included in our Definitive Proxy Statement on Schedule 14A with respect to the fiscal year ending October 31, 2023, which is incorporated by reference herein. Please see the section titled “Where You Can Find More Information; Incorporation of Information by Reference” in this Proxy Statement.

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Name	Cash(1)(2)	Equity ($)(3)	Perquisites/ Benefits(4)	Total*
Anthony Brian Goodman	$522,720	$824,000	—	$1,346,720
Weiting ‘Cathy’ Feng	$435,600	$412,000	—	$847,600
Omar Jimenez	—	—	—	—

*

No named executive officer will receive any pension/non-qualified deferred compensation, tax reimbursements or other consideration on a “single trigger” or “double trigger” basis under their employment agreements or otherwise, as a result of the Closing of the Purchase or the termination of their employment with the Company.

(1)

Pursuant to the employment agreements of Anthony Brian Goodman, our President, Chief Executive Officer, Secretary and Treasurer and Weiting ‘Cathy’ Feng, our Chief Operating Officer, in the event that Mr. Goodman’s or Ms. Feng’s employment is terminated (a) by the Company for any reason other than cause (defined as gross negligence or willful misconduct which has a material adverse effect on the Company or his/her ability to perform his/her duties under the agreement) or due to his/her illness or death, or (b) by the executive for good reason (including if the executive terminates the agreement within 30 days following (i) the date the Company has gone into receivership or liquidation; (ii) any amount payable by the Company to the executive under the agreement remains unpaid for more than 14 days after the executive has given written notice of default to the Company; (iii) without executive’s consent, his/her position or duties are modified by the Company to such an extent that his duties are no longer consistent with the position of CEO or COO (as applicable) of the Company; (iv) there has been a material breach by the Company of a material term of the employment agreement or executive reasonably believes that the Company is violating any law which would have a material adverse effect on the Company’s operations and such violation continues uncured following 30 days after notice of such breach has been provided to the Company by the executive, or (v) executive’s compensation is reduced without executive’s consent, or the Company fails to pay to executive any compensation due to him/her after 15 days written notice), during the twelve month period following a Change of Control or in anticipation of a Change of Control, the Company is required to pay the executive, within 60 days following the later of (x) the date of such Change of Control termination; and (y) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of (a) the current annual base salary of the executive (less any actual payments made in connection with any severance payments already paid); and (b) the amount of the most recent bonus paid to the executive for the last completed fiscal year, if any (less any actual payments made in connection with any other severance payments, the “Change of Control Payment”). If the executive’s employment ends due to a Change of Control termination within six months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for purposes of the applicable agreement. In addition, in the event of a Change of Control, all of the executive’s equity-based compensation (including options and equity subject to vesting) shall immediately vest regardless of whether the executive is retained by the Company or successor following the Change of Control. The Purchase will be deemed a Change of Control under the executive’s employment agreements.

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(2)

The amounts represent three times (3x) the current salaries of each executive party to an employment agreement with Golden Matrix (based on Mr. Goodman’s current salary of $174,240 per year (which includes a 10% increase in his salary, which was due pursuant to the terms of his Employment Agreement, which was effective September 1, 2023) and Ms. Feng’s current salary of $145,200 per year (which includes a 10% increase in her salary, which was due pursuant to the terms of her Employment Agreement, which was effective September 1, 2023)), and the amount of last year’s bonus ($0) awarded to each of Mr. Goodman ($0) and Ms. Feng ($0), payable upon termination of the executive’s employment with Golden Matrix during the twelve month period following a Change of Control or in the six months preceding a Change of Control. In the event of a termination of Mr. Goodman’s or Ms. Feng’s employment agreements without “cause”, not subject to a Change of Control, Golden Matrix is required to pay them (a) a lump sum cash severance payment equal to the sum of (i) 18 months of the executive’s then current annual basic salary plus (ii) an amount equal to the executive’s targeted bonus for the year of termination; (b) executive shall be entitled to a lump sum cash bonus payment based on prior service in an amount equal to the sum of (i) any unpaid bonus for the prior year that would have been paid had the executive not been terminated prior to such payment plus (ii) executive’s targeted bonus for the year of termination multiplied by the number of days in such year preceding the termination date, divided by 365. Any Change of Control payment payable under the employment agreements of Mr. Goodman and/or Ms. Feng is reduced by any severance payments previously paid.

(3)

Represents the value of 250,000 restricted stock units held by Mr. Goodman and 125,000 restricted stock units held by Ms. Feng which will vest, according to their terms, upon the closing of the Purchase and upon the termination of Mr. Goodman’s and/or Ms. Feng’s employment with the Company without Cause or as a result of a Constructive Termination (each as defined below under “Stock Options; Restricted Stock Units and Change of Control Events Under our Equity Plans”) or upon their removal or failure to be nominated as a director of Golden Matrix (i.e., on a “double trigger” basis). The value of vesting acceleration has been calculated in accordance with SEC rules by multiplying the number of unvested restricted stock units by the average closing market price of Golden Matrix’s common stock over the first five business days following the first public announcement of the Purchase ($3.30 per share). The restricted stock units held by Mr. Goodman and Ms. Feng vest upon Golden Matrix meeting certain revenue and Adjusted EBITDA targets for fiscal 2024, but would vest immediately upon the closing of the Purchase.

Cash Bonuses

While the Board of Directors does not currently anticipate that it will award cash bonuses in connection with the Purchase, the Board of Directors reserves its right to award cash bonuses to certain executive officers of the Company following the Closing.

Future Arrangements

It is anticipated that certain persons who are employees of the Meridian Companies will become employees of Golden Matrix following the Closing, and such persons may enter into new compensation arrangements with Golden Matrix. Those arrangements may include, among other things, agreements regarding future terms of employment, the right to receive equity or equity-based awards of Golden Matrix and/or to receive retention bonus awards. Any of these types of arrangements are currently expected to be entered into at or after the Closing, if at all. There can be no assurance that the applicable parties will reach an agreement on any terms, or at all.

Golden Matrix is required, following the Closing to grant certain key employees of the Meridian Companies certain equity and equity-based awards under the 2023 Plan (or if the 2023 Plan is not approved by stockholders at the Special Meeting, the 2022 Plan). Specifically, promptly (i.e., within thirty (30) days) following the Closing, Golden Matrix is required to grant equity compensation awards to certain employees of the Meridian Companies in amounts or percentages confirmed by the Sellers, not to exceed $3,000,000 in aggregate value. All Post-Closing Equity Awards will be granted to those persons who provide bona fide services to Golden Matrix or the Meridian Companies post-Closing, shall be subject to vesting terms as set by the Compensation Committee of the Board of Golden Matrix, and shall be subject to agreements evidencing such awards, the terms of the 2023 Plan (or if the 2023 Plan is not approved by stockholders at the Special Meeting, the 2022 Plan), and shall further be subject to applicable laws.

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In addition, (A) William Scott who is expected to be appointed to Golden Matrix’s Board of Directors at Closing (as discussed above under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”) shall receive a similar grant and award of Restricted Stock Units as Golden Matrix’s current Board of Directors (as discussed above under “Executive and Director Compensation—Board of Director Fees”), with RSUs vesting for the 2024 fiscal years, to the extent certain milestones discussed above are met; (B) Zoran Milošević who will continue serving as the Chief Executive Officer of each of the Meridian Companies post-Closing, shall be granted awards matching Mr. Goodman’s awards for fiscal 2024 (as discussed below under “Interests of Certain Persons in the Purchase— Future Arrangements”); and (C) Snežana Božović, the Corporate Secretary of the Meridian Companies, who will continue serving as the Corporate Secretary of each of the Meridian Companies post-Closing, shall be granted awards matching Ms. Feng’s awards for fiscal 2024 (as discussed below under “Interests of Certain Persons in the Purchase— Future Arrangements”)(collectively, the “Director and Executive Awards”).

The RSUs are expected to vest at the rate of 1/2 of such RSUs based on the combined company meeting certain revenue and Adjusted EBITDA targets for the year ended October 31, 2024, to be settled in shares of common stock. Specifically, the RSUs will be subject to vesting, and will vest, to the extent and in the amounts set forth below, to the extent the following performance metrics are met by the Company as of the dates indicated:

	Revenue Targets		Adjusted EBITDA Targets
Performance Period	Target Goal	RSUs Vested	Target Goal	RSUs Vested
Year ended October 31, 2024	FY 2023 x 1.1 ($48,591,457)	(1)	FY 2023 x 1.1 ($2,637,004)	(1)

(1) The total RSUs vested for the revenue and Adjusted EBITDA targets will vary by recipient as follows: (A) William Scott (25,000 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (50,000 in total); (B) Zoran Milošević (125,000 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (250,000 in total); and (C) Snežana Božović (62,500 RSUs will vest upon meeting each of the revenue and Adjusted EBITDA targets (125,000 in total).

For purposes of the calculations above, (a) “Adjusted EBITDA” means net income before interest, taxes, depreciation, amortization and stock-based compensation; (b) “Revenue” means annual revenue of the Company; and (c) “FY 2023” means actual Revenue or Adjusted EBITDA as the case may be for the 12 month period from November 1, 2022 to October 31, 2023, in each case as set forth in the Company’s audited year-end financial statements (the “Target Definitions”).

Also, for a period of two years following the Closing, at the option of Zoran Milošević, Mr. Milošević has the right, in his sole discretion to require the Board of Directors of the Company to immediately take whatever action is necessary to appoint Mr. Milošević as Chief Operating Officer of the Company within 30 days, unless a majority of the Board of Directors of the Company determines that there would (as of such date) be reasonable and adequate grounds, if Milošević were an existing employee of the Company, to discharge and terminate his employment with cause. Prior to (but effective upon) such appointment, the Company shall enter into an Employment Agreement with Mr. Milošević in substantially the form of the First Amended and Restated Employment Agreement between Anthony Brian Goodman and the Company (as may be amended or replaced from time to time, including by a replacement employment agreement with any other CEO if, for example, Mr. Goodman passed away or was terminated), with such compensation, benefit, and other terms agreed upon mutually by Mr. Milošević and the Company. Moreover, for a period of two years following the date of Mr. Milošević’s request to be appointed as Chief Operating Officer, if, following the entry into effect of such Employment Agreement, the Company and Mr. Goodman (or a substitute CEO) agree on any material changes to the CEO’s salary, benefits, or other terms, then the Company is required to simultaneously enter into amendment(s) to the Employment Agreement, ensuring that Mr. Milošević enjoys those same benefits and advantages as the CEO.

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Stock Options; Restricted Stock Units and Change of Control Events Under our Equity Plans

Golden Matrix stock options and Restricted Stock Units that are outstanding immediately prior to the effective time of the Purchase Agreement will remain outstanding and be unaffected by the Purchase Agreement, except as described below.

Under Golden Matrix’s 2018 Equity Incentive Plan (the “2018 Plan”), a “Change in Control” means, among other things, “the acquisition of securities of [Golden Matrix] representing more than 50% of the combined voting power of [Golden Matrix]’s then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A “Permitted Shareholder” means a holder (including a beneficial owner as determined in accordance with Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission), as of the date of [the 2018 Plan], of voting capital stock of the Company” and “in the event that the shares of voting capital stock of [Golden Matrix] are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of [Golden Matrix] representing more than 50% of the combined voting power of [Golden Matrix]’s then outstanding securities, and for this purpose the terms “person” and “beneficial ownership” shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission”. As a result, the closing of the Purchase will constitute a Change in Control under the 2018 Plan and result in all outstanding and unvested options vesting as of the Closing. As of the date of this Proxy Statement a total of 130,000 outstanding and unvested options to purchase shares of Golden Matrix’s common stock are outstanding with a weighted average exercise price of $5.30 per share.

Under Golden Matrix’s 2022 Equity Incentive Plan (the “2022 Plan”), a “Change of Control” includes, among other things, “consummation of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation” and “in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 50% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).”

Certain RSUs held by members of Golden Matrix’s Board of Directors (525,000 RSUs in total), a total of 450,000 outstanding RSUs held by Aaron Johnston, a former Director and current consultant of Golden Matrix, and a total of 3,000 outstanding RSUs held by another employee of the Company vest upon a Change of Control (as defined in the 2022 Plan) if either (i) the holder is an employee of Golden Matrix and their employment with Golden Matrix is Involuntarily Terminated within six months of a Change of Control, or (ii) the holder is a Director and they are either removed as a Director or are not nominated to serve as a Director in connection with the election of directors within six months of a Change of Control. “Involuntary Termination” means termination without Cause as well as any instance of Constructive Termination. “Cause” has the meaning ascribed to such term or words of similar import in a written employment or service contract with Golden Matrix or its parent or any subsidiary and, in the absence of such agreement or definition, means (i) conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of Golden Matrix or its subsidiaries, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the holder’s duties or willful failure to perform responsibilities in the best interests of Golden Matrix or its subsidiaries; (v) illegal use or distribution of drugs; (vi) violation of any material rule, regulation, procedure or policy of Golden Matrix or its subsidiaries, the violation of which could have a material detriment to Golden Matrix; or (vii) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the holder for the benefit of Golden Matrix or its subsidiaries, all as reasonably determined by Golden Matrix’s Board of Directors, which determination will be conclusive. For this purpose, a “Constructive Termination” occurs when a holder resigns within ninety (90) days following the end of the Cure Period (as defined below) as a result of the occurrence of any of the following without the holder’s written consent: (i) a material reduction in the holder’s base salary, relative to the base salary as in effect immediately prior to such reduction, occurs, or (ii) a material diminution of authority, duties, or responsibilities, relative to the holder’s authority, duties, or responsibilities in effect immediately prior to such reduction occurs; provided, however, that the holder must provide written notice to the Board of Directors of Golden Matrix of the condition that could constitute a “Constructive Termination” event within ninety (90) days of the initial existence of such condition and such condition must not have been remedied by Golden Matrix within thirty (30) days (the “Cure Period”) of such written notice. As such, Golden Matrix’s outstanding, unvested RSUs may vest following the Closing, in the event (i) the holder is an employee of Golden Matrix and their employment with Golden Matrix is Involuntarily Terminated within six months of the Closing, or (ii) the holder is a Director and they are either removed as a Director or are not nominated to serve as a Director in connection with the election of directors within six months of the Closing. As of the date of this Proxy Statement, a total of 1,287,500 unvested RSUs were outstanding.

On November 1, 2022, the Company granted 600,000 RSUs to Mr. Aaron Richard Johnston, a former member of the Board of Directors, for his consulting services to the Company. 300,000 RSUs vest, if at all, at the rate of 1/4th of such RSUs, upon the Company meeting certain (1) revenue and (2) EBITDA targets, as of the end of fiscal 2024 (which are identical to the milestones discussed above under “—Future Arrangements”), and upon the public disclosure of such operating results in the Company’s subsequently filed Annual Reports on Form 10-K, subject to Mr. Johnston’s continued service through the applicable vesting dates. 300,000 RSUs vest, if at all, upon the closing of a transaction that, on a pro forma basis, doubles the Company’s revenues for the fiscal quarter prior to the closing of the acquisition (“Doubling Transaction”), provided that such RSUs shall be terminated and forfeited if such Doubling Transaction does not close prior to May 1, 2024 (which deadline has been extended from November 1, 2023), subject to Mr. Johnston’s continued service to the Company on such date. None of these RSUs have vested to date. It is expected that the Closing of the Purchase will be a Doubling Transaction.

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AGREEMENTS RELATED TO THE PURCHASE

The Purchase Agreement

General

The following is a summary of the material terms of the Purchase Agreement. The Purchase Agreement has been attached to this Proxy Statement as Annex A and the First Amendment and Second Amendment have been attached as Annex B, to provide you with information regarding its terms. It is not intended to provide any other factual information about Golden Matrix, the Sellers or the Meridian Companies. The following description does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement. You should refer to the full text of the Purchase Agreement for details of the Purchase and the terms and conditions of the Purchase Agreement.

Additionally, the representations, warranties and covenants described herein and contained in the Purchase Agreement have been made only for the purpose of the Purchase Agreement and, as such, are intended solely for the benefit of Golden Matrix and the Sellers. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Purchase Agreement. Furthermore, many of the representations and warranties contained in the Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about Golden Matrix and the Sellers, their respective affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Purchase Agreement or may change in the future, and these changes may not be fully reflected in the public disclosures made by Golden Matrix and Sellers. As a result of the foregoing, you are strongly encouraged not to rely on the representations, warranties and covenants contained in the Purchase Agreement, or any descriptions thereof, as accurate characterizations of the state of facts or condition of Golden Matrix, the Meridian Companies, the Sellers, or any other party. You are likewise cautioned that you are not a third-party beneficiary under the Purchase Agreement and do not have any direct rights or remedies pursuant to the Purchase Agreement.

While Golden Matrix and the Sellers believe that this description covers the material terms of the Purchase and the Purchase Agreement, it may not contain all of the information that is important to you. You should read carefully this entire Proxy Statement for a more complete understanding of the Purchase, you should review the Purchase Agreement, the First Amendment and Second Amendment, the Series Designation (discussed below under “Agreements Related to the Purchase—Series C Voting Preferred Stock”), the form of Promissory Note (discussed below under “Agreements Related to the Purchase—Promissory Notes”), the form of Voting Agreement (discussed below under “Agreements Related to the Purchase—Voting Agreement”), and the form of Day-to-Day Management Agreement (discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”), see Annexes A, B, C, D, E and F, respectively, attached hereto, as well as the opinion of Rockport attached as Annex L, and the other documents to which you are referred herein and/or are incorporated by reference herein. See the section titled “Where You Can Find More Information; Incorporation of Information by Reference”.

Structure

Pursuant to the Purchase Agreement, we agreed to acquire 100% of the Meridian Companies. The Meridian Companies operate online sports betting, online casino, and gaming operations and are currently licensed and operating in more than 15 jurisdictions across Europe, Africa, and Central and South America. The Meridian Companies are described in greater detail above under “Information about the Meridian Companies” and below under “Financial Information—Unaudited Pro Forma Consolidated Financial Statements”. The Purchase of the Meridian Companies and the Closing of the Purchase is subject to certain closing conditions described in greater detail below under “—Conditions to the Completion of the Purchase”.

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Meridian Companies

Upon the terms and subject to the conditions of the Purchase Agreement, the Company will purchase from the Sellers, 100% of each of the Meridian Companies.

Consideration for the Purchase

The total aggregate consideration paid for the Meridian Companies by Golden Matrix will be the following (collectively, the “Purchase Price”):

(1)

A cash payment of $30,000,000 (the “Closing Cash Consideration”), payable to the Sellers at the Closing, of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers.

(2)	82,141,857 restricted shares of Golden Matrix’s common stock, valuing each share of common stock at $3.00, issuable at Closing (the “Closing Common Shares”).

(3)

1,000 shares of to be designated Series C Voting Preferred Stock (the “Series C Preferred Stock”), convertible pursuant to its terms at a 1:1 ratio into 1,000 shares of Golden Matrix’s common stock, issuable at Closing.

(4)

The additional sum of (i) $5,000,000 and (ii) 5,000,000 restricted shares of Golden Matrix common stock (the “Post-Closing Contingent Shares”)(collectively, the “Contingent Post-Closing Consideration”) which is due to the Sellers within five business days following the Determination Date (hereafter defined) if (and only if) Golden Matrix has determined that each of the Post-Closing Payment Conditions (hereafter defined) have been satisfied, which Post-Closing Contingent Shares have an agreed aggregate value of $15,000,000. For purposes of the foregoing, the “Determination Date” means the date that is six months after the Closing Date and the “Contingent Post-Closing Payment Conditions” are as follows: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, any of the Transaction Documents, or any other agreement with Golden Matrix beyond any applicable cure periods therein, as confirmed by Sellers in a signed writing delivered to Golden Matrix and verified by Golden Matrix within five business days thereafter.

(5)

The additional sum of $20,000,000 of which $10,000,000 is due 12 months after the Closing Date and $10,000,000 is due 18 months after the Closing Date (“Non-Contingent Post-Closing Cash Consideration”).

(6)

Promissory Notes in the aggregate amount of $15,000,000, which Promissory Notes are required to include the following terms: (i) accrual of interest at seven percent (7%) per annum; (ii) with monthly interest payments of all accrued interest due on the first day of each calendar month until its maturity date; and (iii) all outstanding principal and unpaid interest due and payable in full 24 months after the Closing Date.

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Collectively, the Closing Common Shares and the Series C Preferred Stock are herein referred to as, the “Closing Shares.” The Closing Shares and Post-Closing Contingent Shares, are collectively referred to herein as the “Restricted Shares”.

The Seller and Golden Matrix agreed that the value of the Closing Common Shares, Post-Closing Contingent Shares and Series C Preferred Stock is equal to an aggregate value of $261,428,571.

As discussed above, as part of the Purchase, Golden Matrix will be issuing up to 87,141,857 shares of common stock and 1,000 shares of Series C Voting Preferred Stock (which vote an aggregate of 7,500,000 voting shares and are convertible into 1,000 shares of common stock to the Sellers (assuming all post-closing shares are issued and not including certain shares of common stock which may be issuable to satisfy indemnification obligations in the future, as discussed under “The Purchase—Indemnification of Parties to the Purchase Agreement” and “The Purchase—Agreements Related to the Purchase—The Purchase Agreement—Indemnification”, representing 70.4% of the total number of outstanding shares of Golden Matrix’s common stock following the closing of the Purchase Agreement (based on the total current outstanding shares of common stock and including the 1,000 shares of common stock issuable upon conversion of the Series C Voting Preferred Stock shares), approximately 241.0% of Golden Matrix’s current shares of outstanding common stock, and 68.2% of Golden Matrix’s post-transaction voting shares, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of  More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”.

The Company plans to pay the Closing Cash Consideration, the Non-Contingent Post-Closing Cash Consideration, and the Promissory Notes, by way of cash on hand of Golden Matrix, funds raised through the Potential Offerings, discussed in further detail under “Proposal No. 3: Approval of the Issuance of  More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”, potential debt borrowings, and the potential reallocation of up to $20 million of cash on hand of the Meridian Companies at Closing, in the sole discretion of the Sellers, as discussed in greater detail below under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

The Purchase Agreement does not include a price-based termination right, so there will be no adjustment to the total number of shares of Golden Matrix common stock or preferred stock that the Sellers will be entitled to receive for changes in the market price of Golden Matrix common stock. Accordingly, the market value of the shares of Golden Matrix common stock issued pursuant to the Purchase Agreement will depend on the market value of the shares of Golden Matrix common stock at the time the Purchase Agreement closes, and could vary significantly from the market value on the date of this Proxy Statement or the $3.00 per share price agreed to by Golden Matrix and the Sellers pursuant to the Purchase Agreement.

Adjustments to Purchase Price

The purchase price payable to the Sellers is not subject to upward or downward adjustment prior to, or after Closing.

Nasdaq Stock Market Listing

Golden Matrix’s common stock currently is listed on The Nasdaq Capital Market under the symbol “GMGI.” A requirement of Closing is that Golden Matrix’s common stock continue to trade on the Nasdaq Capital Market following the Closing. Nasdaq has advised the Company that the combined company is required to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase, and as such, the approval by Nasdaq of such initial listing application is a required condition to Closing. The Company has filed an initial listing application with Nasdaq seeking approval of the listing of the combined company’s common stock following the Closing; however, such listing application has not been approved to date. As a result of the Closing condition discussed above, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

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Additionally, we are required to provide Nasdaq notice of the planned issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

Directors and Officers of Golden Matrix Following the Closing

In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right), as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”. As a result, at Closing our Board of Directors and executive officers, and the senior executive officer of the Meridian Companies, are expected to include:

Name	Position	Independent
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer and Director
Zoran Milošević	Chief Executive Officer of the Meridian Companies
Omar Jimenez	Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director
Thomas E. McChesney	Continuing Director	X
Murray G. Smith	Continuing Director	X
William Scott	Sellers Appointee as Director (Chairman at Closing)	X

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In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.  Note no notice has been given by current director, Mr. Philip Daniel Moyes of his resignation or his intention to resign to date.

Additionally, a required term and condition of the Closing is that the Board of Directors approve, and the Company designate, Series C Preferred Stock, which is issuable to the Sellers at the Closing. For so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees, see “Agreements Related to the Purchase—Series C Voting Preferred Stock— Voting Rights”.

Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, which will provide among other things, that each Seller will vote their voting shares of Golden Matrix “For” appointment of those director nominees, nominated to the Board by the independent Nominating and Corporate Governance Committee which shall be composed of two members and not vote their shares to remove any directors nominated by the committee, subject to certain exceptions. See “Agreements Related to the Purchase—Nominating and Voting Agreement”.

Biographical information for each of the officers of the Company and members of the Board of Directors of the Company following the Closing, are included below under “Management Following the Purchase—Executive Officers and Directors of the Combined Company Following the Purchase”.

Another required term and condition of the Closing is that the Company and Mr. Milošević enter into a Day-to-Day Management Agreement, which will among other things, prohibit Golden Matrix or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. See “Agreements Related to the Purchase—Day-to-Day Management Agreement”.

Effective Time and Closing

Unless the parties agree otherwise, given unforeseen circumstances (in which event, the parties will negotiate reasonably and in good faith), the Sellers and Golden Matrix agreed, for logistical, corporate, tax, accounting, legal, or other purposes, to schedule the Closing Date for the last day of the calendar month in which all of the conditions precedent for such Closing have been satisfied or waived (the “Effective Date”).

Representations and Warranties

The Purchase Agreement contains customary representations and warranties made by the Sellers to the Company, which were made severally, and not jointly. Specifically, the representations and warranties of the Sellers in the Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and a $100,000 threshold), are further modified and limited by confidential disclosure schedules delivered by the Sellers to Golden Matrix, as may or may not be specifically indicated in the text of the Purchase Agreement, which disclosure schedules are required to be updated by an updated and final schedule delivered at least 15 business days prior to the Closing Date) relate to the following subject matters, among other things:

•

the corporate organization, valid existence, good standing and power and authority to own, lease and operate its properties and to carry on its business as now being conducted by the Meridian Companies;

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•

that each of the Meridian Companies is duly qualified or registered as a limited liability company or other organization, as applicable, to transact business under the laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration;

•	the jurisdictions in which the Meridian Companies are qualified or registered to do business, as applicable

•	the authority, approval and enforceability of the Purchase Agreement;

•	the capitalization and ownership of each of the Meridian Companies and their subsidiaries;

•

the lack of restrictions relating to the consummation of the Purchase, and the fact that the Purchase will not violate any term of the Meridian Companies’ governing documents, any material contract of the Meridian Companies, permit, franchise or license, and/or any judgment affecting the Sellers or Meridian Companies;

•	real property owned and leased by the Meridian Companies;

•	the Seller’s title to the shares held of the Meridian Companies;

•	the Meridian Companies’ valid title to each of its property and assets, and the lack of liens, other than certain permitted liens, on such property and assets;

•

the status and ownership of material equipment and tangible personal property owned by the Meridian Companies, and the lack of any material assets or property being used by the Meridian Companies being owned by the Sellers or their affiliates;

•	the material compliance of the Meridian Companies with laws relating to advertising, marketing and communications;

•

the steps taken by the Meridian Companies to secure their intellectual property, the valid title to licenses for computer systems and other intellectual property, and the status of such computer systems and intellectual property;

•

the accuracy of certain financial statements previously delivered to Golden Matrix, the Meridian Companies’ system of accounting controls, and certain other representations regarding such financial statements, the preparation thereof and accuracy thereof;

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•	the absence of certain changes to prior tax returns of the Meridian Companies;

•	suits, claims, known investigations and other legal proceedings which are pending or to the Sellers’ knowledge, threatened against the Meridian Companies;

•	legal compliance, including with anti-money laundering rules, anti-bribery regulations and sanction laws relating to the Meridian Companies;

•

the material contracts of the Meridian Companies, the legal, valid and binding nature thereof, the lack of defaults thereunder, and the receipt of required consents necessary thereunder as a result of the Purchase;

•	payment of taxes and representations regarding certain other tax matters relating to the Meridian Companies;

•	employment and labor matters relating to the Meridian Companies;

•	compliance with export control laws and rules relating to illegal gifts and benefits associated with the Meridian Companies;

•	environmental, health and safety matters relating to the Meridian Companies;

•

intellectual property owned by the Meridian Companies, and certain other matters relating thereto, the status and validity thereof and the fact that such intellectual property has not been infringed or misappropriated by any person;

•	transactions of the Meridian Companies with affiliates;

•	the status and collectability of accounts receivable of the Meridian Companies;

•	licenses and permits held by the Meridian Companies;

•	lack of brokers’ fees;

•	matters related to employee compensation and benefit plans of the Meridian Companies;

•	the accuracy of information provided to Golden Matrix by the Sellers;

•	indebtedness of the Meridian Companies;

•	insurance of the Meridian Companies;

•	cash on hand as of Closing and compliance with certain financial metrics for the prior fiscal years of the Meridian Companies;

•	the Sellers’ compliance with insider trading rules;

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•

securities law compliance and other representations to confirm an exemption from registration for the issuance of the securities of Golden Matrix issuable to the Sellers pursuant to the Purchase Agreement;

•	the fact that the Meridian Companies will have at least $10,000,000 of available cash (excluding guarantees) at the Effective Date of the Closing (the “Aggregate Required Closing Cash”);

•	absence of conflicts with governing documents, applicable laws and contracts; and

•	information supplied in the registration statement and Proxy Statement/prospectus.

The Purchase Agreement also contains customary representations and warranties made by Golden Matrix to the Sellers. Specifically, the representations and warranties of Golden Matrix in the Purchase Agreement (many of which are qualified by concepts of knowledge, materiality and a $100,000 threshold), are further modified and limited by confidential disclosure schedules delivered by Golden Matrix to the Sellers, as may or may not be specifically indicated in the text of the Purchase Agreement, which disclosure schedules are required to be updated by an updated and final schedule delivered at least 15 business days prior to the Closing Date) relate to the following subject matters, among other things:

•	the corporate organization, valid existence, good standing and power and authority to own, lease and operate its properties and to carry on its business as now being conducted by Golden Matrix;

•

that Golden Matrix is duly qualified and registered to transact business under the laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration;

•	the jurisdictions in which Golden Matrix are qualified or registered to do business, as applicable

•	the authority, approval and enforceability of the Purchase Agreement;

•	the capitalization and ownership of Golden Matrix and its subsidiaries;

•

the lack of restrictions relating to the consummation of the Purchase, and the fact that the Purchase will not violate any term of Golden Matrix’s governing documents, any material contract of Golden Matrix, permit, franchise or license, and/or any judgment affecting the Sellers or Meridian Companies;

•	real property owned and leased by Golden Matrix;

•	Golden Matrix’s valid title to each of its property and assets, and the lack of liens, other than certain permitted liens, on such property and assets;

•

the status and ownership of material equipment and tangible personal property owned by Golden Matrix, and the lack of any material assets or property being used by Golden Matrix being owned by any affiliates of Golden Matrix;

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•	the material compliance of Golden Matrix with laws relating to advertising, marketing and communications;

•

the steps taken by Golden Matrix to secure its intellectual property, the valid title to licenses for computer systems and other intellectual property, and the status of such computer systems and intellectual property;

•

the accuracy of certain financial statements previously filed by Golden Matrix, Golden Matrix’s system of accounting controls, and certain other representations regarding such financial statements, the preparation thereof and accuracy thereof;

•	the absence of certain changes to prior tax returns of Golden Matrix;

•	suits, claims, known investigations and other legal proceedings which are pending or to Golden Matrix’s knowledge, threatened against Golden Matrix;

•	legal compliance, including with anti-money laundering rules, anti-bribery regulations and sanction laws relating to Golden Matrix;

•

the material contracts of Golden Matrix, the legal, valid and binding nature thereof, the lack of defaults thereunder, and the receipt of required consents necessary thereunder as a result of the Purchase;

•	payment of taxes and representations regarding certain other tax matters relating to Golden Matrix;

•	employment and labor matters relating to Golden Matrix;

•	compliance with export control laws and rules relating to illegal gifts and benefits associated with Golden Matrix;

•	environmental, health and safety matters relating to Golden Matrix;

•

intellectual property owned by Golden Matrix, and certain other matters relating thereto, the status and validity thereof and the fact that such intellectual property has not been infringed or misappropriated by any person;

•	transactions of Golden Matrix with affiliates;

•	the status and collectability of accounts receivable of Golden Matrix;

•	licenses and permits held by Golden Matrix;

•	lack of brokers’ fees;

•	matters related to employee compensation and benefit plans of Golden Matrix;

•	the accuracy of information provided by Golden Matrix to the Sellers;

•	indebtedness of Golden Matrix;

•	insurance of Golden Matrix;

•	cash on hand as of Closing and compliance with certain financial metrics for the prior fiscal years of Golden Matrix;

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•	securities law compliance and other representations to confirm an exemption from registration for the purchase of the securities of the Meridian Companies by Golden Matrix;

•	absence of conflicts with governing documents, applicable laws and contracts;

•	the capitalization of Golden Matrix;

•	the lack of integration of the issuance of the Purchase Shares with other offerings of Golden Matrix; and

•	information supplied in the Proxy Statement.

Many of the representations and warranties contained in the Purchase Agreement are qualified by a materiality standard, including in some cases a “material adverse effect”. Moreover, the representations and warranties contained in the Purchase Agreement are complicated and are not easily summarized. You are urged to carefully read the sections of the Purchase Agreement, as amended by the First Amendment and Second Amendment, which are attached hereto as Annexes A and B, titled Article III, “Representations and Warranties of Sellers” and Article IV, “Representations and Warranties of the Purchaser.”

The representations and warranties contained in the Purchase Agreement (as well as the covenants described herein and set forth in the Purchase Agreement) were made solely for purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by references to the Company’s filings with the SEC and/or confidential disclosures, made for the purposes of allocating contractual risk among the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws that might otherwise contradict the terms and information contained in the Purchase Agreement and will update such disclosures as required by federal securities laws.

Joint Representations

Each of the Sellers and Golden Matrix also represented to each other that:

•

No effective injunction, writ or preliminary restraining order or any order of any nature is issued and outstanding by a governmental entity of competent jurisdiction to the effect that the Purchase may not be consummated, no proceeding or lawsuit is commenced and ongoing by any governmental entity or third party for the purpose of obtaining any such injunction, writ or preliminary restraining order and no written notice is received and outstanding from any governmental entity indicating an intent to restrain, prevent, materially delay or restructure the transactions contemplated by the Purchase Agreement.

•

All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all governmental entities required prior to or by Closing in connection with the execution, delivery or performance of the Purchase Agreement.

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Pre-Closing Obligations

Pursuant to the Purchase Agreement, Golden Matrix and the Sellers are required to assist the Meridian Companies, at the Sellers’ sole cost and expense, except solely for the direct fees and expenses of the Sellers’ independent auditor (including, for example, audit costs and conversion to GAAP) which shall be reimbursed to the Seller by Golden Matrix, with the preparation of financial statements in accordance with GAAP, pro forma financial information and such other interim financial information as required by Item 2.01 and/or Item 9.01 of Form 8-K and Regulation S-X of the Securities Act, in acceptable form to Golden Matrix, as applicable.

Post-Closing Obligations; Rights

Following the Closing, the Sellers agreed to (i) provide day-to-day management and operational support for the Meridian Companies, all in accordance with their employment agreements; (ii) provide (and cause the Meridian Companies to provide) Golden Matrix with full administrative and control access to all company systems; (iii) ensure the remittance, subject to all applicable laws, of sufficient funds from the Meridian Companies’ bank accounts, reserves, and/or other funding sources to permit the timely satisfaction of Golden Matrix’s debt obligations to any lender providing the Required Financing; and (iv) comply in all respects with the material transaction documents entered into in connection with the Purchase.

Following the Closing, the Sellers and certain key employees of the Meridian Companies are required to, subject to the terms of Golden Matrix’s equity incentive plan then in effect for its senior executive employees and consultants and/or subject to an equity plan mutually aggregable to the Sellers and Golden Matrix (as applicable, the “Equity Incentive Plan”), become eligible for certain equity and equity-based awards under the Equity Incentive Plan. Additionally, promptly (i.e., within 30 days) following the Closing, Golden Matrix is required to grant the Post-Closing Equity Awards to certain employees of the Meridian Companies, in amounts or percentages confirmed by the Sellers during that period, not to exceed $3,000,000 in aggregate value, when not including the Director and Executive Awards (defined below). All such persons shall be new employees/directors of Golden Matrix following the Closing and/or employees and/or consultants of the Meridian Companies. All Post-Closing Equity Awards can only be granted to those persons who provide bona fide services to Golden Matrix or the Meridian Companies post-Closing, will be subject to vesting terms as set by the Compensation Committee of the Board of Directors of Golden Matrix, and will be subject to agreements evidencing such awards, the terms of the Equity Incentive Plan, and will further be subject to applicable laws.

In addition, (A) Sellers’ board nominees who are appointed to Golden Matrix’s Board of Directors shall receive similar grants and awards as Golden Matrix’s current Board of Directors and (B) Company executive Zoran Milošević shall be granted awards matching Golden Matrix CEO’s Incentive stock for 2024, under the terms of the Equity Incentive Plan, and (C) Company executive Seller Božović shall be granted awards matching Golden Matrix COO’s Incentive stock for 2024, under the terms of the Equity Incentive Plan (collectively, the “Director and Executive Awards”).

Pursuant to the Purchase Agreement, the Sellers agreed that for a period of three years following the Closing (the “Non-Compete Period”), each Seller (whether by itself, through its affiliates, employers or employees or agents or otherwise, and whether on its own behalf or on behalf of any other person) would not, directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 10% of the issued and outstanding stock of a publicly held corporation), own, manage, operate, control, be employed by, act as an officer, director, agent or consultant for, or be in any other way connected with or provide services or products to or for, any person in the business of manufacturing, selling, creating, renting, marketing, producing, undertaking, developing, supplying, or otherwise dealing with or in Restricted Services (defined below) or Restricted Products (defined below) in the Restricted Area (defined below), except in each case through the Meridian Companies (the “Non-Compete”). For purposes of the Non-Compete, the following terms shall have the following meanings:

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“Applicable Date of Determination” means the date or dates within the Non-Compete Period that any Seller competes against, seeks to compete against, or is alleged to have competed against, the Meridian Companies, in violation of, or in compliance with, the terms of the Purchase Agreement.

“Restricted Area” means the Republics of Serbia, Bosnia and Herzegovina, Montenegro, and Malta.

“Restricted Products” means any product or service, that the Meridian Companies or Golden Matrix or any of their respective subsidiaries and/or any of their respective affiliates or subsidiaries is researching, developing, manufacturing, distributing, selling and/or providing at any time during the two years prior to the Applicable Date of Determination in the betting and gambling industry.

“Restricted Services” means the manufacture, sale, or distribution of the Restricted Products and/or any other services that Golden Matrix or the Meridian Companies or any of their respective subsidiaries and/or any of their affiliates is researching, developing, performing and/or providing at any time during the two years prior to the Applicable Date of Determination in the betting and gambling industry.

In the event of the breach by any of the Sellers of the Non-Compete, Golden Matrix is entitled to seek an injunction, restraining order or other equitable relief without the necessity of proving actual damages.

In the Purchase Agreement, Zoran Milošević agreed (i) to take commercially reasonable efforts to transfer his ownership of Meridian Gaming Peru S.A.C. (“Meridian Peru”) to Meridian Gaming Ltd Malta, for nominal consideration (the “Meridian Peru Transfer”) as promptly as possible following the Closing Date; and (ii) until such Meridian Peru Transfer was complete, to ensure that all economic benefits of, and revenue of, Mr. Milošević’s interest in Meridian Peru are transferred to Meridian Gaming Ltd Malta.  Because the Meridian Peru Transfer is an integral part of the transactions contemplated by the Purchase Agreement, Mr. Milošević caused the Meridian Peru Transfer to be realized on or around August 14, 2023, prior to the Closing Date.

Pursuant to the Purchase Agreement, the Sellers agreed, and agreed to cause the Meridian Companies to undertake the following, prior to Closing:

(a)	carry on the Meridian Companies’ business in substantially the same manner as it has before the entry into the Purchase Agreement;

(b)	maintain and keep the Meridian Companies’ properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(c)	maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by the Meridian Companies;

(d)

use good faith efforts to perform in all material respects all of their and the Meridian Companies’ obligations under material contracts, leases, and instruments relating to or affecting their or the Meridian Companies’ assets, properties, and business;

(e)

use their good faith efforts to maintain and preserve the Meridian Companies’ business organization intact, to retain the Meridian Companies’ key employees, and to maintain the Meridian Companies’ relationship with the Meridian Companies’ material suppliers and customers;

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(f)	provide copies of all contracts that have a value of $200,000 or more which cannot be terminated by providing no more than 30 days’ notice, including, but not limited to, employment contracts;

(g)

fully comply with and perform in all material respects (and cause the Meridian Companies to so comply with and perform) all obligations and duties imposed on them or the Meridian Companies by the applicable laws of all jurisdictions in which the Meridian Companies do business; and

(h)

not declare or pay, and take all reasonable actions to ensure that none of the Meridian Companies declare or pay, any dividends or distributions to their respective shareholders, directly or indirectly, except that the declaration and payment of monthly dividends totaling not more than 1% of the aggregate total available cash (excluding guarantees) of the Meridian Companies to the shareholders of the Meridian Companies, beginning on June 28, 2023, and continuing until the Closing, shall be allowed, provided that the Meridian Companies have the Aggregate Required Closing Cash available at the Closing (the “Approved Dividends”).

Provided, however, that Sellers may (and may cause the Meridian Companies to) deviate from any of the foregoing if reasonably required to comply with applicable law.

Pursuant to the Purchase Agreement, Golden Matrix agreed to undertake the following, prior to Closing:

(a)	carry on Golden Matrix’s business in substantially the same manner as it has heretofore;

(b)	maintain and keep Golden Matrix’s properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(c)	maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by Golden Matrix;

(d)

use good faith efforts to perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting Golden Matrix’s assets, properties, and business;

(e)

use its good faith efforts to maintain and preserve Golden Matrix’s business organization intact, to retain Golden Matrix’s key employees, and to maintain Golden Matrix’s relationship with its material suppliers and customers;

(f)	provide copies of all contracts that have a value of $200,000 or more which cannot be terminated by providing no more than 30 days’ notice, including, but not limited to, employment contracts;

(g)	fully comply with and perform in all material respects all obligations and duties imposed on Golden Matrix by the applicable laws of all jurisdictions in which Golden Matrix does business; and

(h)	not declare or pay any dividends or distributions to its shareholders, directly or indirectly.

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Provided, however, that Golden Matrix may deviate from any of the foregoing if reasonably required to comply with applicable law.

Additionally, until the Closing, the Sellers agreed to not (and to not cause the Meridian Companies to), without the prior written consent of Golden Matrix: (a) make any changes in the Meridian Companies’ governing documents except as otherwise provided in the Purchase Agreement; (b) amend any tax returns or adopt any material accounting method or fiscal year, or take any position in any tax returns relating to the Meridian Companies that is inconsistent with any such election, accounting method, fiscal year or position previously made, adopted or taken with respect to the Meridian Companies; (c) enter into or amend (or cause the Meridian Companies to enter into or amend) any material contract, or agreement, except that the Meridian Companies may enter into or amend any contract, agreement, or other instrument in the ordinary course involving the sale of goods or services; (d) sell any material assets or discontinue any material operations, sell or issue any shares evidencing capital stock, issue any convertible securities or conduct any similar transactions; (e) issue any securities, incur any debt or acquire any assets or securities other than in the ordinary course, except that Golden Matrix has the right to (i) issue securities upon the settlement, conversion or exercise of outstanding securities and/or convertible securities which are outstanding on the date of the Purchase Agreement, assuming no amendment to the terms thereof, after the date thereof, except in connection with pre-existing anti-dilutive rights, (ii) issue up to 500,000 shares of common stock, options or other equity awards, to officers, directors or consultants, under previously established equity incentive plans, pursuant to the terms of such plans, (c) repurchase shares pursuant to the terms of the Company’s previously announced repurchase program, and (d) (i) incur debt in connection with the borrowing of funds to pay the purchase price; and (ii) issue up to 15 million shares of common stock issuable in connection with fund raising activities to pay the purchase price or for general working capital, or issuable upon convertible securities issued in connection therewith, in each of (i) and (ii), subject to the Company obtaining the prior written consent of Sellers (in their sole discretion); or (f) declare or pay any dividend or distribution, except as discussed below in connection with the Approved Dividends, provided, however, that Sellers may (and may cause the Meridian Companies to) deviate from any of the foregoing if reasonably required to comply with applicable law.

Similarly, Golden Matrix, pursuant to the Purchase Agreement, agreed to not, without the prior written consent of Sellers, undertake any of the following actions without the prior written approval of the Sellers: (a) make any changes in governing documents except as otherwise provided in the Purchase Agreement (i.e., the Required Amendments to the Articles); (c) enter into or amend any material contract, agreement, or other instrument, except that Golden Matrix may enter into or amend any contract, agreement, or other instrument in the ordinary course involving the sale of goods or services; (d) sell any material assets or discontinue any material operations, sell or issue any shares evidencing capital stock, issue any convertible securities or conduct any similar transactions; (e) issue any securities except that Golden Matrix has the right to (a) issue securities upon the settlement, conversion or exercise of outstanding securities and/or convertible securities which are outstanding on the date of the Purchase Agreement, assuming no amendment to the terms thereof, after the date thereof, except in connection with pre-existing anti-dilutive rights, (1) issue up to 500,000 shares of common stock, options or other equity awards, to officers, directors or consultants, under previously established equity incentive plans, pursuant to the terms of such plans, (2) repurchase shares pursuant to the terms of the Company’s previously announced repurchase program, and (3) (i) incur debt in connection with the borrowing of funds to pay the purchase price; and (ii) issue up to 15 million shares of common stock issuable in connection with fund raising activities to pay the purchase price or for general working capital, or issuable upon convertible securities issued in connection therewith, in each of (i) and (ii), subject to the Company obtaining the prior written consent of Sellers (in their sole discretion); or (f) declare or pay any dividend or distribution, provided, however, that Golden Matrix may deviate from any of the foregoing if reasonably required to comply with applicable law.

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Additionally, pursuant to the Purchase Agreement, the Sellers agreed that the Meridian Companies would not declare or pay, and take all reasonable actions to ensure that none of the Meridian Companies declare or pay, any dividends or distributions to their respective shareholders, directly or indirectly, except that the declaration and payment of monthly dividends totaling not more than 1% of the aggregate total available cash (excluding guarantees) of the Meridian Companies to the shareholders of the Meridian Companies, beginning on June 28, 2023, and continuing until the Closing, shall be allowed, provided that the Meridian Companies have at least $10,000,000 of available cash (excluding guarantees) (the “Aggregate Required Closing Cash”) at the Closing (the “Approved Dividends”).

Finally, to the extent required by the HSR Act, each of Golden Matrix, the Meridian Companies and the Sellers agreed to (i) cause the required notices and documents required pursuant to the HSR Act with respect to the transactions contemplated hereby to be filed no later than ten business days after the date of execution of the Purchase Agreement, (ii) request early termination of the waiting period relating to such HSR Act filings, if available, and (iii) supply as promptly as practicable any additional information and documentary material that may be requested by a governmental entity pursuant to the HSR Act. Notwithstanding the above, the parties have determined that no filings or notices are required under the HSR Act in connection with the Purchase. Golden Matrix and Sellers each agreed to pay 50% of all attorneys’ fees and all costs, and other payments required by applicable law to be made to any governmental entity in order to obtain any such approvals, consents, or orders.

We also agreed to prepare and file the Proxy Statement and seek Stockholder Approval thereof as discussed in greater detail below under “—Proxy Statement, Special Stockholders Meeting and Requirement for Golden Matrix Stockholder Approval”.

Requirement to update schedules

Pursuant to the Purchase Agreement, each of the parties agreed to update their disclosure schedules at least 15 business days prior to Closing to the extent required to confirm that any of the disclosures set forth in the Purchase Agreement are true and correct as of Closing (as applicable, “Closing Schedules”). Within five business days following the delivery of a Closing Schedule, the party who has received the Closing Schedule, shall have the right to provide the delivering party a written notice (the “Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Closing Schedule which could reasonably result in a Material Adverse Effect. Thereafter the parties are required to negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice, including amendments to this Agreement as agreed to, if necessary.

If, after good faith negotiations, the parties are unable to resolve those matters raised in the Disclosure Objection Notice no later than 10 days after the Disclosure Objection Notice, the Purchase may be terminated by the party who has received the Closing Schedule during the following three Business Day period (a “Disclosure Schedule Termination”).

“Material Adverse Effect” means any state of facts, change, event, circumstance, effect or occurrence, individually or in the aggregate with other facts, change, event, effect or occurrence, that is or would reasonably likely be materially adverse to the long-term financial condition, results of operations, properties, assets or liabilities (including contingent liabilities), or business of either party taken as a whole, subject to customary exclusions.

Set-Off Rights

Pursuant to the Purchase Agreement, Golden Matrix has the right to set off any undisputed amounts (i) owed from the Sellers to Golden Matrix as of the date which is ten business days in advance of the payment or obligation due date or (ii) which are the subject of a timely, justified and evidenced claim whose value is more than $200,000 relating to an indemnification obligation owed by the Sellers to Golden Matrix, against the Contingent Post-Closing Consideration or Non-Contingent Post-Closing Cash Consideration, due to the Sellers on a dollar-for-dollar basis (valuing the Post-Closing Contingent Shares at $3.00 per share), by providing written notice of the exercise of such right to set off to Sellers by ten business days in advance of such payment or obligation due date. The right to set off is required to be exercised pari passu to each Seller.

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If, in the ten business day period between the provision of notice described above, and the applicable payment/obligation due date, the Sellers deliver a written objection to the set off, then the parties are required to negotiate reasonably and in good faith to resolve the disagreement. If the parties are not able to resolve the disagreement, then on the payment/obligation due date, Golden Matrix is required to pay or perform to the extent agreed upon by the parties, and also place into escrow, with a neutral, independent third party escrow agent, the funds, shares, or other consideration which is the subject of the disputed set off.

Acceleration of Post-Closing Payments

Upon the occurrence of any Purchaser Change of Control (as discussed below), all portions of the Purchase Price which were otherwise due and payable post-Closing, including without limitation the Contingent Post-Closing Consideration, Non-Contingent Post-Closing Cash Consideration, and amounts due under the Promissory Notes, shall immediately be accelerated and become due and payable in full. “Purchaser Change of Control” means any of the following (or any combination of the following) whether arising from any single transaction event or series of related transactions or events that, individually or in the aggregate, result in: (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving Golden Matrix or any of Golden Matrix’s subsidiaries, where the result is the direct or indirect, formal or beneficial consummation of any other transaction referenced below; (ii) any sale, lease, exchange, transfer or other disposition of 50% or more of the consolidated assets of Golden Matrix or any of Golden Matrix’s subsidiaries; (iii) any issuance, sale or other disposition of 50% or more of the total outstanding voting power of Golden Matrix or any of Golden Matrix’s subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any person (or the stockholders of any person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 35% or more of the total outstanding voting power of Golden Matrix or any of Golden Matrix’s subsidiaries (except for transfers of Golden Matrix shares in accordance with the Purchase Agreement); (v) any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of sufficient voting power of Golden Matrix ordinarily entitled to vote in the election of directors, empowering such person to elect a majority of the members of the Board of Golden Matrix, who did not have such power before such transaction or as a result of the transactions contemplated herein and except for transfers of Golden Matrix shares in accordance with the Purchase Agreement; or (vi) the sale, transfer or other disposition of all or substantially all assets of Golden Matrix.

Ancillary Agreements

We and/or the Sellers, agreed to take actions pursuant to certain other agreements and documents, entered into or adopted, prior to, or at the Closing, including pursuant to the Series C Designation, Promissory Notes, Nominating and Voting Agreement, Day-to-Day Management Agreement, each discussed in greater detail below under “Agreements Related to the Purchase—Series C Voting Preferred Stock”, “Agreements Related to the Purchase—Promissory Notes”, “Agreements Related to the Purchase—Nominating and Voting Agreement”, and “Agreements Related to the Purchase—Day-to-Day Management Agreement”, respectively.

Indemnification

The Purchase Agreement contains indemnification provisions pursuant to which the Sellers have agreed to indemnify and hold harmless Golden Matrix, its affiliates and representatives and each of their heirs, personal representatives, successors and assigns (the “Golden Matrix Indemnities”), from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, charges, assessments, interest, penalties, fines and judgments (at equity or at law, including statutory and common) whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to: (a) any breach or inaccuracy of any representation or warranty made by Sellers in the Purchase Agreement, the transfer instruments entered into at Closing, the Promissory Notes, Voting Agreement, Management Agreement, the Required Amendments to the Articles, certain confirmations and certifications, and other certificates, instruments, or agreements contemplated by the Purchase Agreement to which Golden Matrix or the Sellers are a party (the “Transaction Documents”) or Sellers’ other agreements or certificates entered into in connection with the Closing; and (b) any breach of any covenant, agreement or undertaking made by Sellers in the Purchase Agreement, the other Transaction Documents or Sellers’ other agreements or certificates entered into in connection with the Closing.

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The Purchase Agreement contains indemnification provisions pursuant to which Golden Matrix has agreed to indemnify and hold harmless each of the Sellers and their affiliates and representatives and each of their heirs, personal representatives, successors and assigns (the “Seller Indemnities”), from, against, and in respect of, any and all claims, liabilities, obligations, damages, losses, costs, expenses, charges, assessments, interest, penalties, fines and judgments (at equity or at law, including statutory and common) whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to: (a) any breach or inaccuracy of any representation or warranty made by Golden Matrix in the Purchase Agreement, the other Transaction Documents or Golden Matrix’s other agreements or certificates entered into in connection with the Closing; and (b) any breach of any covenant, agreement or undertaking made by Golden Matrix in the Purchase Agreement, the other Transaction Documents or Golden Matrix’s other agreements or certificates entered into in connection with the Closing.

Each individual claim, or sum of related claims, are subject of indemnification only if, it exceeds (A) $100,000) (the “De Minimis”), and (B) the aggregate amount of all such individual claims exceeding the De Minimis (without deduction of $100,000) exceeds $2,000,000 (the “Threshold”), in which case the applicable indemnified party shall be compensated for the amount of claim above the Threshold. The liability of the indemnifying parties is limited to a maximum of $10,000,000 (the “Cap”).

Additionally, if the Company is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then the Company agreed to take any and all action necessary to ensure that Sellers (in their capacity as stockholders of the Company) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full. Additionally, at Sellers’ election, the Company agreed to issue additional shares of common stock of the Company to the Sellers, based on the then fair market value of such shares, in an amount necessary to satisfy such obligation (the “Indemnification Shares”). We also agreed to at all times reserve and keep available out of our authorized but unissued shares of common stock such number of shares of common stock as shall from time to time be sufficient to allow for the above.

The claims period under the Purchase Agreement terminates twelve months after the Closing Date, provided that, the covenants and agreements that by their terms apply or are to be performed in whole or in part after the Closing Date survive for the period provided in such covenants and agreements, if any, or until fully performed. Notwithstanding the foregoing, if, before the close of business on the last day of the applicable claims period, an indemnifying party is properly notified of a claim for indemnity, and such claim is not finally resolved or disposed of at such date, such claim shall continue to survive and shall remain a basis for indemnity until such claim is finally resolved or disposed of in accordance with the terms hereof.

Claims for indemnification are offset by amounts reimbursed by insurance.

For purposes of determining (x) whether there has been a breach or inaccuracy of a representation and warranty; and (y) the amount of any indemnified parties’ losses, (i) each representation and warranty in the Purchase Agreement is deemed made without any qualifications or limitations as to materiality and (ii) without limiting the foregoing, the words “material,” “material adverse effect,” and words of similar import shall be deemed deleted from any such representation and warranty.

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Subject to the below Omitted Recovery discussion, except for any claim for fraud, willful breach or intentional misconduct, and except for remedies of specific performance and injunctive or other equitable relief, following the Closing, with respect to any claim which is subject to indemnification, indemnification is the sole and exclusive remedy for such claim.

The Purchase Agreement also provides that because it would be inequitable if Sellers’ sole post-Closing remedy were to have a claim subject to indemnification, compensation, or reimbursement from Golden Matrix, because Sellers (as post-Closing shareholders in Golden Matrix) would be paying themselves for such damage/loss (that portion, the “Omitted Recovery”), then if Golden Matrix is obligated under the Purchase Agreement to indemnify, compensate, or reimburse Sellers, then Golden Matrix is required to take any and all action necessary to ensure that Sellers (in their capacity as shareholders) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full (i.e., for the entirety of their damage/loss, with the Omitted Recovery being zero).

Additionally, at Sellers’ election, and upon delivery of written notice by Sellers, Golden Matrix is required, within ten days, to issue additional shares of common stock of Golden Matrix to the Sellers, at the Fair Market Value (defined below), calculated as of the date the final amount of the Omitted Recovery is determined, in an amount equal to the Omitted Recovery (with any fractional shares rounded up to the nearest whole share). Golden Matrix also agreed to reserve and keep available out of its authorized but unissued shares of common stock such number of its shares of common stock as shall from time to time be sufficient to effect the issuance of shares of common stock in connection with an Omitted Recovery; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient, Golden Matrix is required to take such corporate action as is necessary to increase its authorized but unissued shares of common stock to such number as shall be sufficient.

For purposes of the above, the “Fair Market Value” means the greater of (a) the average of the volume weighted average closing price of Golden Matrix’s common stock for the ten trading days prior to the date of determination; and (b) $0.01.

Public Announcements

Pursuant to the Purchase Agreement, Golden Matrix, and no other party, has the right to control when any public announcement regarding the Purchase is made, except as may be required by applicable law or by any governmental entity; provided, however, if the Meridian Companies or the Sellers believe they are required by applicable law or by any governmental entity to make a public statement regarding the Purchase Agreement or any of the transactions contemplated thereby, such party is required to use commercially reasonable efforts to first consult with Golden Matrix.

Disputes

Any dispute arising from the relationships between the parties to the Purchase Agreement is determined by one arbitrator, for any matter having a reasonable anticipated value of under $5,000,000, or three arbitrators, for any matter having a reasonable anticipated value equal to or in excess of that amount. All arbitrators shall be neutral, independent, knowledgeable and experienced in this international gaming businesses and acquisitions, and chosen in accordance with the Arbitration Rules of The London Court of International Arbitration (“LCIA”). The seat of arbitration shall be in London, Great Britain. The language of the proceedings shall be English. All arbitrators shall be fluent in the English language.

Proxy Statement, Stockholders Meeting and Requirement for Golden Matrix Stockholder Approval

Golden Matrix agreed to prepare and file with the SEC, as soon as reasonably practicable following delivery by the Sellers of the required financial statements required to be included in this Proxy Statement, including pro forma information related thereto this Proxy Statement and to use our reasonable best efforts to: (i) cause the Proxy Statement to be mailed to our stockholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the 20th day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify us of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. This Proxy Statement is the Proxy Statement required pursuant to the terms of the Purchase Agreement.

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We also agreed to take all action necessary to duly call, give notice of, convene, and hold the Special Meeting as soon as reasonably practicable, and, in connection therewith, mail the Proxy Statement to the holders of common stock and preferred stock in advance of such meeting. The Proxy Statement is required to include the recommendation of the Board of Directors to approve the Purchase (the “Board Recommendation”).

We also agreed to use reasonable best efforts to: (a) solicit from the holders of our common stock proxies in favor of the approval of the issuance of common stock pursuant to the terms of the Purchase Agreement and the Required Amendments to the Articles (the “Stockholder Approval”); and (b) take all other actions necessary or advisable to secure Stockholder Approval. Purchaser shall keep Sellers updated with respect to proxy solicitation results as requested by Seller. Once the Shareholders Meeting has been called and noticed, Purchaser and its Representatives shall not postpone or adjourn the Shareholders Meeting without the consent of Sellers (other than: (i) in order to obtain a quorum of its shareholders; or (ii) as reasonably determined by Purchaser to comply with applicable Law).

Efforts to Obtain Nasdaq Approval; and Continued Listing

A requirement of Closing is that Golden Matrix’s common stock continue to trade on the Nasdaq Capital Market following the Closing. Nasdaq has advised the Company that the combined company is required to apply for the initial listing on Nasdaq of the combined company’s common stock following the Purchase (which has been applied for, but not approved, to date), and as such, the approval by Nasdaq of such initial listing application is a required condition to Closing.

As such, in the event the Purchase closes, it will have no effect on the trading of our common stock on the Nasdaq Capital Market.

The Company is also required to provide Nasdaq notice of the issuance of the Purchase Shares and the potential issuance of the Indemnification Shares.

Conditions to the Completion of the Purchase

Mutual Conditions to Closing

The following obligations are conditions to each of the Company and the Sellers being required to complete the Purchase:

(a)

The representations and warranties made by each party in the Purchase Agreement being materially true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes permitted by the Purchase Agreement, changes reflected in updated disclosure schedules delivered to the other parties on or prior to the Closing Date, and except for changes which do not and reasonably will not have a material adverse effect on the applicable parties).

(b)

Each party shall have performed or complied with all material covenants and conditions required by the Purchase Agreement to be performed or complied with by him/her/it prior to or at the Closing. Each Party shall prepare and furnish the other Parties with a written certificate, signed by the secretary or other authorized representative of each applicable party, dated as of the Closing Date, to the foregoing effect.

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(c)

Each party shall have been furnished with a certificate dated as of the Closing Date signed by the secretary or other authorized representative of each applicable party confirming such applicable party’s compliance with the above, and stating that no litigation, proceeding, known investigation, or known inquiry is pending, or to the best knowledge of the applicable parties threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by the Purchase Agreement, or, to the extent not disclosed in the Schedules, by or against any applicable parties, which might result in a material adverse effect in any of the assets, properties, business, or operations of the applicable parties (with materiality meaning: (i) with respect to the Meridian Companies, any change having a €1,000,000 negative effect on the Meridian Companies’ EBITDA; and (ii) with respect to Golden Matrix, any change having a $1,000,000 negative effect on Golden Matrix’s EBITDA.

(d)

If so, required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), the parties are required to make all filings required thereby and shall have obtained all approvals under the HSR Act, or had all waiting periods expire, provided that the parties have determined that no HSR Act filings are required in connection with the Purchase.

(e)

The Purchase shall have been approved, and the applicable shares of each of the Meridian Companies delivered in accordance with the terms of the Purchase Agreement, by the Board of Directors (or comparable governing body) and shareholders (or comparable owners) of each of the applicable parties if required by the organizational documents or other agreements governing the applicable parties or applicable law.

(f)

No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated by the Purchase Agreement. There shall not be any applicable law in effect that makes the consummation of the transactions contemplated by the Purchase Agreement illegal or any order from any governmental entity in effect preventing the consummation of the transactions contemplated by the Purchase Agreement.

(g)

All required consents pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated in the Purchase Agreement, or for the continued operation of the applicable parties after the Closing Date on the basis as presently operated shall have been obtained.

(h)

Each party shall have conducted due diligence on the other parties and verified among other things, the rights and liabilities associated with the assets and operations of the applicable parties (as well as the backgrounds of the Sellers, with respect to Golden Matrix, and the officers and directors of the applicable parties) (the “Due Diligence”), which Due Diligence shall be satisfactory to the applicable parties in their reasonable discretion, and which Due Diligence has been completed to date.

(i)

To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing (each a “Financing Term Sheet”) includes any break-fee, termination fee, or other expenses payable by Golden Matrix upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), each of Golden Matrix and Sellers are responsible for 50% of any such Break-Fee. In the event that the Purchase Agreement is terminated by a party due to the breach of any material representation, warranty, covenant, agreement, or undertaking made by the other party in a Transaction Document or certain other agreements entered into in connection with the Purchase Agreement, the full amount of the applicable Break-Fee shall be paid by the non-terminating (i.e., breaching) party, and any amount in escrow provided by the non-terminating party shall be released to the terminating party (together with amounts funded by the terminating party) to pay such Break-Fee, provided that the non-terminating party shall also promptly pay the remainder of the Break-Fee.

(j)

Nasdaq shall have approved the terms of the Purchase Agreement and Golden Matrix’s common stock continuing to trade on Nasdaq following the Closing, and the combined company applying for the initial listing of the combined company’s common stock following the Purchase, on Nasdaq, and approval thereof by Nasdaq.

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Golden Matrix’s Conditions to Closing

The obligations of Golden Matrix to consummate the Purchase is subject, at the option of Golden Matrix, to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Golden Matrix in its sole discretion):

(a)

Prior to the Closing Date, the Sellers shall have demonstrated to Golden Matrix, with evidence reasonably satisfactory to Golden Matrix, that the Sellers are the owners of 100% of the registered share capital of each of the Meridian Companies and each of the Meridian Companies owns its subsidiaries as set forth in the schedules to the Purchase Agreement.

(b)

The Sellers shall have obtained and delivered to Golden Matrix a signed legal opinion dated within 20 business days before the Closing Date from counsel for the Sellers and/or the Meridian Companies (which legal counsel must be licensed and in good standing in Serbia and any other jurisdiction in which the Meridian Companies do material business), confirming that the Meridian Companies possess licenses necessary to operate in the Republic of Serbia, Montenegro, Malta, Cyprus and Bosnia and Hercegovina.

(c)

The Sellers shall have submitted to each applicable licensing authority a written notification of the pending change of control of the Meridian Companies hereunder (the “Change of Control Notifications”) on the earlier of (i) the date that is fifteen days prior to the Closing Date and (ii) the date on which such notification is required to be delivered to such licensing authority under applicable law, and shall have provided a copy of such written notification to Golden Matrix promptly following such submission.

(d)

The Sellers shall have obtained a full set of financial records of the Meridian Companies’ operations, and shall have provided Golden Matrix with (i) consolidated balance sheets and statements of income and cash flow of the Meridian Companies, audited and provided by the Meridian Companies’ independent public accountants, for its fiscal years ended as of December 31, 2021 and December 31, 2022 and (in unaudited, but reviewed form) for the three months ended March 31, 2023 (or such interim period or audited period as is then required by applicable SEC rules), each in form acceptable to Golden Matrix; and (ii) any and all reasonable supporting documentation prepared, relied on, or requested by Golden Matrix, which has been obtained and supplied to date.

(e)

Golden Matrix shall have received an opinion, in writing, solely at its own cost and expense (paid in full prior to the Closing), to the effect that as of the date thereof and based upon and subject to the matters set forth therein, the Purchase is fair, from a financial point of view, to Golden Matrix. Such opinion shall not have been materially amended or rescinded immediately as of the Closing.

(f)	The Meridian Companies will have at least $10,000,000 of available cash (excluding guarantees) at the Effective Date of the Closing (the “Aggregate Required Closing Cash”).

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Seller’s Conditions to Closing

The obligations of Sellers to consummate the Purchase are subject to the satisfaction on or prior to Closing of each of the following conditions (each of which may be waived by Sellers in their sole discretion):

(a)

Golden Matrix shall have delivered to the Sellers a signed legal opinion dated as of the Closing Date from counsel for Golden Matrix (which legal counsel must be licensed and in good standing in a U.S. State), confirming that as of Closing, all required Nasdaq approvals and Board and shareholder consents of Golden Matrix required in connection with the consummation of the Purchase have been obtained and no notices or other indications of a Nasdaq review or objection have been received.

(b)

Golden Matrix shall use its commercially reasonable best efforts to procure no later than the Closing Date, and if not available at a commercially reasonable premium, then promptly following the Closing Date, and will maintain in full force and effect, directors’ and officers’ insurance coverage in such coverage amounts as the Board of Directors of Golden Matrix deems reasonable and customary for companies of Golden Matrix’s size, scope of business, capitalization, stock exchange listing, and overall risk profile.

Closing Deliverables

At or prior to the Closing, Golden Matrix shall have delivered to the Sellers the following and/or the following shall have occurred:

(i)

The $30 million in cash payable at Closing (the “Closing Cash Consideration”), of which up to $20 million of such amount may be paid after Closing, from cash on hand of the Meridian Companies at Closing, including from the available cash the Meridian Companies are required to have at the Closing under the Purchase Agreement (Aggregate Required Closing Cash), as long as after the payment thereof to Sellers, the Meridian Companies will not be insolvent or left with inadequate cash to pay their debts, bills, and other liabilities as they become due, in the ordinary course of business, subject to the approval, in their sole discretion, of the Sellers;

(ii)	Photocopies of the certificates evidencing the Closing Shares as issued by Golden Matrix’s transfer agent to be released and sent to the Shareholders (or their counsel) on the Closing Date;

(iii)	The fully-executed, hard-copy original of the Promissory Notes to which Golden Matrix is a party;

(iv)	The Series C Certificate of Designation of Golden Matrix shall have been filed with the Secretary of State of Nevada;

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(v)

The Required Amendments to the Articles shall have been filed (to the extent approved by the stockholders at the Special Meeting); provided, however, that if all of the Required Amendments to the Articles are not approved by the shareholders prior to Closing (despite Mr. Goodman’s best efforts to effect the same), then those non-approved particular provisions (alone) shall instead be deemed a post-Closing obligation of the Parties, to be procured by the holding of a meeting of the shareholders within 90 days following the Closing. The prompt approval of the Required Amendments to the Articles is a material and integral part of the Purchase Agreement. Golden Matrix shall vote, and shall cause Anthony B. Goodman, the Chief Executive Officer of Golden Matrix and Luxor, to vote, all shares of common stock and preferred stock which they hold in favor of the declassification of the Board of Directors;

(vi)

The resolutions of the directors of Golden Matrix authorizing the execution, delivery and performance of the Purchase Agreement by Golden Matrix in connection therewith and the transactions contemplated thereby;

(vii)

The holders of the outstanding shares of Golden Matrix common stock shall have approved the issuance of Golden Matrix common stock to Sellers, as contemplated under the terms of the Purchase Agreement;

(viii)

Confirmation that Golden Matrix has obtained approval for the acquisition of the shares of the Meridian Companies from governmental entities competent for merger control in any and all jurisdictions in which such approval is required;

(ix)

Certificates issued by appropriate governmental entities evidencing the status of Golden Matrix, as of a date not more than 30 calendar days prior to the Closing Date, in the jurisdiction of its incorporation, and as of a date not more than 30 calendar days prior to the Closing Date, or such longer period as is reasonably practicable under the circumstances, in each other jurisdiction in which Golden Matrix is qualified to conduct business as a foreign entity; and

(x)

Golden Matrix shall have delivered executed copies of all officers’ certificates, schedules, transaction documents, exhibits and other documentation and information required pursuant to the terms and conditions of the Purchase Agreement.

At or prior to the Closing, the Sellers shall have delivered to Golden Matrix the following and/or the following shall have occurred:

(i)	The organizational record books and minute books of the Meridian Companies and their subsidiaries;

(ii)

The resolutions of the Directors of the Meridian Companies authorizing the execution, delivery and performance of the Purchase Agreement by Golden Matrix in connection herewith and the transactions contemplated thereby;

(iii)

The Sellers shall supply Golden Matrix with minutes of the shareholders of the Meridian Companies approving and consenting to the Purchase Agreement and the transactions contemplated in the Purchase Agreement;

(iv)

The Sellers shall have delivered documentation and agreements relating to and evidencing the assets of the Meridian Companies and the intellectual property of the Meridian Companies to Golden Matrix, and all corporate records (including minutes) of the Meridian Companies;

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(v)	The Sellers shall have submitted Change of Control Notifications to each licensing authority with jurisdiction over the Meridian Companies or their subsidiaries;

(vi)

Delivery by the Sellers of certificates issued by appropriate governmental entities evidencing the status of the Meridian Companies and their subsidiaries, as of a date not more than 30 calendar days prior to the Closing Date, in the jurisdiction of their incorporation, formation or organization, and as of a date not more than 30 calendar days prior to the Closing Date, or such longer period as is reasonably practicable under the circumstances, in each other jurisdiction in which the Meridian Companies and its subsidiaries are qualified to conduct business as foreign entities;

(vii)

The Sellers shall have delivered executed copies of all officers’ certificates, schedules, transaction documents, exhibits and other documentation and information required pursuant to the terms and conditions of the Purchase Agreement; and

(viii)

The Sellers and Golden Matrix shall conclude and notarize (if required under applicable law) required transfer instruments for the Closing, and the Sellers shall ensure that directors of the Meridian Companies deliver to Golden Matrix powers of attorney upon which Golden Matrix could perform registration in or before the Serbian Business Registry Agency and Central Registry of Meridian Companies, respectively, and corresponding governmental units in Montenegro, Malta, and Cyprus (if and to the extent applicable).

Termination of the Purchase Agreement

The Purchase Agreement is subject to termination prior to Closing under certain circumstances, and may be terminated:

(a)	by the mutual written consent of Golden Matrix and the Sellers; or

(b)

by either Golden Matrix or the Sellers, on written notice to the other party if the Closing shall not have occurred on or prior to the Required Closing Date, provided, however, that such right to terminate the Purchase Agreement is not available to any party (A) which failed to use commercially reasonable efforts to cause the satisfaction of a condition precedent thereto, or (B) which breached a provision of the Purchase Agreement; provided, further, that notwithstanding the previous limitation, applicable required date of compliance shall not be extended in perpetuity until such breach is cured, and the non-breaching party shall be obligated to elect (without waiving its rights with respect to the other party’s breach/default): (x) to close regardless of such breach following a reasonable period of time necessary to cure such breach (i.e., 30 days), or (y) to terminate the Purchase Agreement on a date certain to not exceed twelve months from the date the Purchase Agreement was entered into, and upon any failure to make such election, the Purchase Agreement shall automatically terminate as of the date that is twelve months from the date the Purchase Agreement was entered into (the “Termination Requirements”); or

(c)

by Golden Matrix on written notice to the Sellers if any of the conditions required to be met by Sellers in order for the Closing to occur shall have become incapable of fulfillment and shall not have been waived by Golden Matrix (for example, because the parties and their legal counsel reasonably believe that approval by Nasdaq of a Nasdaq initial listing application will not be able to be obtained by the Required Closing Date); provided that such right to terminate the Purchase Agreement shall not be available if the failure of Golden Matrix to fulfill any obligation under the Purchase Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or

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(d)

by the Sellers on written notice to Golden Matrix, if any of the conditions required to be met by Golden Matrix in order for the Closing to occur shall have become incapable of fulfillment and shall not have been waived by Sellers (for example, because the parties and their legal counsel reasonably believe that approval by Nasdaq of a Nasdaq initial listing application will not be able to be obtained by the Required Closing Date); provided that such right to terminate the Purchase Agreement shall not be available if the failure of the Sellers to fulfill any obligation under the Purchase Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or

(e)

by either Golden Matrix or the Sellers (as applicable) in connection with an updated disclosure schedule delivered by Golden Matrix to the Sellers or the Sellers to Golden Matrix required to be updated and delivered at least fifteen business days prior to the Closing, which includes any information which could reasonably result in a material adverse effect on the disclosing party or receiving party, and which the parties have been unable to resolve after negotiating in good faith; or

(f)

by either Golden Matrix or the Sellers, if more than 90 days have elapsed since the date the initial required notices are provided under the HSR Act, to the extent required, and HSR Act approval has not been received as of such date; or

(g)

by either party, if there has been a breach of any material representation, warranty, covenant, agreement, or undertaking made by the other party in a Transaction Document or that party’s ancillary documents, which breach, if curable, is not cured within 30 calendar days after delivery by the non-breaching party to the breaching party of written notice, which shall specify the nature of such breach and the breaching party’s intention to terminate the Purchase Agreement if such breach or failure is not cured (provided, however, that if the cure reasonably requires more than 30 days to complete, then the breaching party shall have an additional 15 days, provided it timely commences the cure and continues diligently prosecuting the cure to completion); provided further, however, that the non-breaching party shall be obligated to elect to terminate within 30 days of the end of the cure period (if applicable), or else it shall be required to close regardless of such breach.

The Purchase Agreement may also be terminated by the Sellers or the Board of Directors of Golden Matrix at any time prior to the Closing Date if:

1.

there shall be any actual action or proceeding which value is more than 1% of the Purchase Price, before any court or any governmental entity which shall seek to restrain, prohibit, or invalidate the transactions contemplated by the Purchase Agreement and which, in the judgment of the Sellers or such Board of Directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Purchase; or

2.

any of the transactions contemplated by the Purchase Agreement are disapproved by any regulatory authority whose governmental approval is required to consummate such transactions (which does not include the SEC) or in the judgment of the Sellers or such Board of Directors of Golden Matrix, made in good faith and based on the advice of counsel, there is substantial likelihood that any such governmental approval will not be obtained by the Required Closing Date or will be obtained only on a condition or conditions which would be unduly and materially burdensome, making it inadvisable to proceed with the Purchase.

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In the event of termination of the Purchase Agreement, no obligation, right or liability shall arise under the Purchase Agreement, except in connection with the Break-Fee (discussed below), and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of the Purchase Agreement and the transactions therein contemplated.

To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of the Company and Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith.

In the event of the termination of the Purchase Agreement as discussed above, the Purchase Agreement shall become null and void and of no further force or effect except for the confidentiality obligations and indemnification obligations thereunder, which shall survive the termination of the Purchase Agreement for any reason. Termination of the Purchase Agreement also does not relieve a breaching party from claims or liabilities arising out of all breaches of the Purchase Agreement that occurred prior to such termination. In no event shall any party be liable for consequential, special, or punitive damages, except to the extent the same becomes owed to a third party and is subject to indemnification thereunder.

Third-Party Beneficiaries

Except in connection with indemnification rights under the Purchase Agreement, discussed in greater detail above under “—Indemnification”, the Purchase Agreement is for the sole benefit of the parties thereto and their respective successors and permitted assigns and nothing therein, express or implied, confers upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of the Purchase Agreement.

Amendment and Waiver

Each Purchase Agreement may not be amended except by a written agreement of the parties thereto that is identified as an amendment to this Agreement. Except for waivers specifically provided for in a Purchase Agreement, rights under the Purchase Agreement may not be waived except by an instrument in writing signed by the party to be charged with the waiver.

Specific Performance

The parties agree that if any provision of the Purchase Agreement was not performed in accordance with the terms thereof or were otherwise breached, irreparable damage may occur for which monetary damages, even if available, would not be an adequate remedy. Accordingly, the parties agree that in addition to any other remedy to which they are entitled at law or in equity the parties shall be entitled to specific performance.

Fees and Expenses

Except as otherwise provided in the Purchase Agreement, and discussed above under “—Termination of the Purchase Agreement”, all fees and expenses incurred in connection with the Purchase Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Purchase Transaction is consummated.

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Governing Law

The Purchase Agreement is be governed exclusively by and construed and enforced in accordance with the internal laws of the State of Nevada without reference to its conflict of law provisions; provided, however, that as to any corporate law matter or matter involving a fundamental public policy involving the Meridian Companies (e.g., how to evidence the registration of a change in ownership, or provisions governing the application of an injunction against a Meridian Company), all mandatory laws or public policies of the jurisdiction of the relevant Meridian Company shall govern and apply.

Assignment

Pursuant to the Purchase Agreement, Golden Matrix may, in the course of seeking the required financing to close the Purchase, solicit Sellers’ consent for certain limited assignments, transfers, pledges, or other collateralizations, upon the request of the relevant lender, investor, or other third party engaging in the financing transaction. Under no circumstances whatsoever (even if contemplated in such terms) will the assignment, transfer, pledge, or other collateralization directly or indirectly relieve Golden Matrix of any of its obligations under the Purchase Agreement and Golden Matrix shall remain jointly and severally liable to Sellers for all of its obligations in the Purchase Agreement. Subject to the preceding, the Purchase Agreement shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and permitted assigns, and any reference to a party shall also be a reference to the successors and permitted assigns thereof.

Changes to the Original Purchase Agreement Affected by the Amendment and Restated Thereof, and First Amendment and Second Amendment to Amended and Restated Purchase Agreement

Subsequent to the parties’ entry into the Original Purchase Agreement, the parties continued to discuss the consideration payable by the Company to the Sellers, the breakdown between cash and equity of such consideration, and the timing for the payment of such consideration, and the number of closings, and after such discussions, the parties determined to amend and restate the Original Purchase Agreement, to adjust such consideration breakdown, the timing of payments in connection therewith, the number of closings, to extend certain required deadlines set forth in the Original Purchase Agreement, and make various other changes to the Original Purchase Agreement.

In connection therewith, on June 28, 2023, we entered into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, with the Sellers. The Purchase Agreement, as amended and restated, amended the Original Purchase Agreement, to among other things:

1.	Remove the provisions of the Original Purchase Agreement which provided for two closings—the acquisition is now contemplated to close in one closing;

2.	Reduce the closing cash payment from $50 million to $30 million;

3.

Reduce the agreed upon price per share of the common stock to be delivered as part of the acquisition to $3.00 per share (compared to $3.50 under the Original Purchase Agreement), and to increase the number of shares issuable to the Sellers at the closing to 82,141,857 shares of common stock (previously 56,999,000 shares of common stock);

4.

Increase the amount of the contingent post-closing equity consideration to 5,000,000 shares of common stock (previously 4,285,714 shares of common stock) and decrease the amount of the contingent post-closing cash consideration to $5 million (previously $10 million), which shall be paid and issued to the Sellers within five business days following the sixth month anniversary of the closing if (and only if) the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, as amended and restated;

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5.

Provide for $20 million of the purchase price to be payable to the Sellers as additional non-contingent post-closing consideration, of which $10 million is due within 12 months of Closing and $10 million is due within 18 months of Closing;

6.	Increase the amount of the Promissory Notes payable to the Sellers to $15 million (from $10 million), and provide for such amounts to be due in 24 months of Closing (compared to nine months);

7.	Re-confirm certain representations and warranties made by the parties in the Original Purchase Agreement, as of the date of the parties’ entry into the Purchase Agreement, as amended and restated;

8.	Extend the required closing date from June 30, 2023 to December 31, 2023, which such closing date could not occur prior to August 10, 2023;

9.

Extend the date that certain shareholder agreements and restricted covenant agreements which were required to be entered into with certain minority shareholders of the subsidiaries of the Meridian Companies to 60 days following the execution date of the Purchase Agreement, as amended and restated, instead of 45 days following the date the parties entered into the Original Purchase Agreement (which requirement to enter into such agreements has since been waived by the Company);

10.

Extend the date that the Company is required to have a binding commitment for the cash due at closing of the Purchase Agreement, as amended and restated, from May 31, 2023 to August 31, 2023, and reduce the required amount of financing from $50 million to $30 million (unless otherwise agreed by the parties); and

11.	Reduce the amount of default interest which would be payable to the Sellers in the event of any event of default under the Promissory Notes from 18% to 12%.

Subsequent to the entry into the Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, the parties continued to discuss the post-closing management of the Company, the terms of the closing, the conditions associated therewith, funding needed to complete the transaction, and additional items, and on September 27, 2023, the Company and the Sellers entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 and entered into on September 27, 2023 (the “First Amendment”). The First Amendment, amended the A&R Purchase Agreement, to among other things, to:

1.

provide that, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by the Company at the closing of the Purchase Agreement, may be paid from cash on hand of the Meridian Companies at closing (the “Reallocated Closing Cash”), including from the $10 million of cash the Sellers are required to have as of Closing pursuant to the terms of the Purchase Agreement, as amended;

2.

provide that the parties are required to enter into, at or prior to Closing, a Day-to-Day Management Agreement (the “Management Agreement”) and Nominating and Voting Agreement (the “Voting Agreement”) (along with Anthony Brian Goodman, the Company’s Chief Executive Officer, and an entity which he controls, who are also required to also enter into the Voting Agreement) (each as discussed below);

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3.

provide Mr. Milošević the right, for two years following the Closing, to be appointed as Chief Operating Officer of the Company, and that upon such appointment, or for two years after notice of such appointment is provided to the Company, he has the right to require the Company to enter into an employment agreement with him in the same form as Mr. Goodman’s then employment agreement as Chief Executive Officer;

4.

update the Purchase Agreement to clarify that the fairness opinion previously required to be obtained by the Company prior to closing, had already been obtained (which fairness opinion was provided to the Company on September 22, 2023);

5.

extend the date that the Closing is required to have been completed by from December 31, 2023, to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension);

6.

remove the requirement that the Sellers obtain shareholder and restrictive covenant agreements from the minority shareholders of the subsidiaries of the Meridian Companies and that the Company enter into employment agreements with each of the Sellers at Closing;

7.

clarify that the Company is required to seek stockholder approval for an amendment to the Company’s Articles of Incorporation providing for the declassification of the Board of Directors of the Purchaser, an opt-out of Nevada’s Control Share Act, and Bylaw-amending authority by the Board and, separately (and superiorly), the Shareholders, in a form reasonably acceptable to the Sellers (instead of a full amendment and restatement of the Articles of Incorporation);

8.

allow the Company to issue debt in connection with the borrowing of funds to pay the purchase price, and up to 15 million shares of common stock in connection with fund raising activities to pay the purchase price or for general working capital, subject to the Seller’s prior written consent in their sole discretion;

9.

remove the requirement that the Company raise $30 million in funding prior to Closing, and instead provide that the funding required for closing may come from any number of sources, including the Reallocated Closing Cash, borrowed funds and/or securities sold (subject to the prior written consent of the Sellers in their sole discretion), and cash generated by the Company through the Closing date;

10.

provide that the parties will seek Nasdaq approval of an initial listing application of the combined company prior to Closing, to the extent required by Nasdaq, and that to the extent required, such Nasdaq initial listing approval will be a condition to closing the acquisition (Nasdaq has since advised the Company that an initial listing application of the combined company will be required to be filed and approved by Nasdaq prior to Closing), provided that regardless, the continued listing of the Company’s common stock following the Closing is a condition to Closing;

11.	certain limited rights, subject to approval of the Sellers, for the Company to assign certain of its rights under the Purchase Agreement to the extent required by any funding source of the Company;

12.

revise the terms of the Series C Voting Preferred Stock required to be designated by the Company prior to Closing, 1,000 shares of which are required to be issued to the Sellers at the Closing, to provide that if the aggregate beneficial ownership of the Sellers (without taking into account any shares of common stock issuable upon conversion of the Series C Voting Preferred Stock), decreases to 40% or less of the outstanding common stock of the Company, the Sellers, pursuant to the terms of the Series C Voting Preferred Stock, have the right to appoint only one member of the Board of Directors, even if such beneficial ownership should increase above 40% again in the future (compared to two previously until (a) the Sellers’ combined aggregate ownership decreased to 10% of the Company’s outstanding common stock, pursuant to which the Series A Voting Preferred Stock automatically converts into common stock pursuant to its terms; or (b) unless the Company has less than five members of its Board of Directors (at which time the Series A Voting Preferred Stock has the right to appoint only one member, regardless of the beneficial ownership of the Sellers));

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13.	include forms of the Voting Agreement and Management Agreement as exhibits to the Purchase Agreement; and

14.	correct certain errors and cross references in the A&R Purchase Agreement, and update the Purchase Agreement for certain required events which have previously occurred.

As discussed above, pursuant to the First Amendment, a required term and condition of the Closing is that, prior to Closing, the Sellers and Anthony Brian Goodman, the Chief Executive Officer and Chairman of the Company (both individually and on behalf of Luxor Capital LLC, a Nevada limited liability company which he controls (“Luxor”)), enter into a Voting Agreement. The Voting Agreement currently contemplates, the Sellers and Mr. Goodman agreeing for two years following the Closing to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members; and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

Following the Closing, the Committee will be made up solely of two independent directors, one of whom will be the independent Board member appointed to the Board by the Sellers, who will chair the Committee, and one of whom will be an independent Director appointed by the full Board of Directors of the Company. If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board will have the right to vote, and to collectively break the voting tie (voting by majority, provided that it is currently contemplated that the Board of Directors will consist of only one other independent member, other than those two independent members on the Committee).

Pursuant to the Voting Agreement, Mr. Goodman will agree to vote all of his voting shares of the Company for declassification of the Board. The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

Pursuant to the Voting Agreement, the Sellers will agree to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the Series C Voting Preferred Stock designation (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the Closing, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

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The Company will also agree pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members.

Separately but relatedly, Zoran Milošević and the Company also contemplate entering into the Management Agreement at Closing, which would prohibit the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. The purpose of that agreement is to ensure the continued running of the Meridian Companies in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement would not, other than in connection with the day-to-day operations of the Meridian Companies, restrict the Board of Directors or management’s ability to manage the Meridian Companies or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milošević will serve as the manager of the Meridian Companies and will supervise and direct the day-to-day operation of the Meridian Companies as Chief Executive Officer thereof. The initial term of the Management Agreement is two years from the Closing date, unless otherwise extended with the mutual agreement of the parties. Mr. Milošević has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milošević has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i) fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii) the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

If Milošević were to pass away, become materially disabled, or cease to be our or a Meridian Company employee during the term of the Management Agreement, then the Management Agreement would not terminate, and instead the other Sellers would have the right to substitute another person in Milošević’s role.

In consideration for the services agreed to be provided by Mr. Milošević under the Management Agreement and separate from the consideration due to him pursuant to the contemplated Employment Agreement, the Company will pay Mr. Milošević $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milošević and/or Golden Matrix’s Chief Executive Officer (the “CEO”) (but not more frequently than semi-annually), Mr. Milošević shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the Meridian Companies (the “Budget”), which is required to be approved by the CEO.

On January 22, 2024, the Company and the Sellers entered into a Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital which extended the required closing date to June 30, 2024, or such other later date as may be approved by the mutual consent of the parties (subject to an Automatic Closing Date Extension).

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Series C Voting Preferred Stock

The below is a summary of the rights and preferences of the Series C Voting Preferred Stock, which rights and preferences will be set forth in a designation of the Series C Voting Preferred Stock filed with the Secretary of State of Nevada prior to the Closing (the “Series C Designation”), a form of which is attached hereto as Annex C. We encourage you to read the Certificate of Designation in its entirety.

Voting Rights. The holders of the Series C Voting Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Voting Preferred Stock entitles the holder 7,500 votes on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

Additionally, for so long as (a) the Company’s Board of Directors has at least five members; and (b) the Sellers collectively beneficially own more than 40% of the Company’s outstanding common stock (without taking into account shares voted by, or convertible into pursuant to, the Series C Preferred Stock) and for so long as the Series C Voting Preferred Stock is outstanding, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint two members to the Company’s Board of Directors. If (x) the Company’s Board of Directors has less than five members, or (y) the Sellers ever collectively beneficially own 40% or less of the Company’s outstanding common stock, the holders of the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees.

See also the following table summarizing the above director appointment rights provided to the holders of the Series C Voting Preferred Stock:

Percent Beneficial Ownership of Common Stock held by the Sellers	Total Directors on the Board of Directors	Total Directors the Holders of the Series A Preferred Stock Can Appoint
Greater than 40%	Five	Two
	Less than five	One
40% or less, but at least 10%	Any number	One
Less than 10%	Any number	None (because under that threshold, the Sellers’ Series C Voting Preferred Stock automatically converts into common stock, meaning the Director-appointment right terminates)

The Series C Preferred Stock will also require the consent of the holders of at least a majority of the issued and outstanding shares of Series C Preferred Stock to (i) amend any provision of the designation of the Series C Preferred Stock, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of any preferred stock of the Company, (iii) adopt or authorize any new designation of any preferred stock, (iv) amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series C Preferred Stock, (v) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series C Preferred Stock, (vi) issue any additional shares of preferred stock, or (vii) alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock.

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Dividend Rights. None.

Liquidation Preference. None.

Conversion Rights. The holders of the Series C Preferred Stock will have the right to convert each share of the Series C Preferred Stock into one share of the Company’s common stock at any time. The Series C Preferred Stock also provides for the automatic conversion of all outstanding shares of Series C Preferred Stock into common stock of the Company, on a 1 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series C Preferred Stock, of the Sellers (collectively), falls below 10% of the Company’s common stock then outstanding, without taking into account the shares of common stock issuable upon conversion of the Series C Preferred Stock, or the first business day thereafter that the Company becomes aware of such.

Redemption Rights. None.

Transfer Rights. The Series C Preferred Stock is not transferrable by the Sellers.

Promissory Notes

Below is a summary of the Promissory Notes, a form of which is attached hereto as Annex D. We encourage you to read the form of Promissory Note in its entirety.

The $15 million in Promissory Notes will accrue interest at 7% per annum (12% upon the occurrence of an event of default), with monthly interest payments of accrued interest due on the first day of each calendar month until their maturity date; and have a maturity date 24 months after the Closing.

If we fail to make any payment of principal, interest or other amount due under the Promissory Notes within three business days of the date due and payable, we agreed to pay the holder of the Promissory Note a late charge equal to 8% of the amount of such payment which was not paid.

The Promissory Notes will include customary events of default, including (i) the nonpayment of any principal, interest or other indebtedness thereunder when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or Golden Matrix’s failure to observe or perform any covenant or other agreement, under or contained in any Transaction Document or any other document now or in the future evidencing or securing any debt, liability or obligation of Golden Matrix to any holder, following any applicable cure period set forth in such applicable Transaction Document; (iii) if Golden Matrix is insolvent, or files or becomes the subject of a filing under any state or federal bankruptcy, insolvency or similar proceeding, and including any action or proceeding involving (A) any assignment by Golden Matrix for the benefit of creditors, (B) any levy, garnishment, attachment or similar action against its material property, or (C) the imposition of a receivership or trustee arrangement over Golden Matrix’s property (a “Bankruptcy” action), provided that in the case of becoming subject to any involuntary state or federal bankruptcy, insolvency or similar proceeding, or any involuntary action described in (B) and (C) above, Golden Matrix shall have sixty days to dismiss such filing or action described in (B) and (C) above, before such event shall be deemed an Event of Default (unless it fails to begin seeking dismissal within the first thirty days); (iv) a default with respect to any other indebtedness of Golden Matrix for borrowed money in an amount exceeding $1,000,000, if the effect of such default is to cause or permit the acceleration of such debt; (v) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of Golden Matrix to the holders of the Promissory Notes, which is not dismissed within thirty days; (vi) the entry of a final non-appealable judgment against Golden Matrix in an amount exceeding $1,000,000, and the failure of Golden Matrix to discharge the judgment within 10 days of the entry thereof; (vii) any change in Golden Matrix’s business, assets, operations, financial condition or results of operations that has or could reasonably be expected to have a material adverse effect on Golden Matrix; (viii) Golden Matrix ceases doing business as a going concern; (ix) any material representation or warranty made by Golden Matrix to the holders of the Promissory Notes in any Transaction Document or any other documents now or in the future evidencing or securing the obligations of Golden Matrix to the holders of the Promissory Notes, is false, erroneous or misleading in any material respect, following any applicable cure period set forth in such applicable Transaction Document; or (x) the revocation or attempted revocation, in whole or in part, of any payment obligation or guarantee by Golden Matrix.

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The Promissory Notes also require us to indemnify the holders thereof against certain claims, including (i) breach of a representation or warranty by Golden Matrix, (ii) breach by Golden Matrix of a Transaction Document; (c) negligence, fraud, or willful misconduct by Golden Matrix; provided, however, that the foregoing indemnity agreement shall not apply to any claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an indemnified party’s gross negligence or willful misconduct. The indemnity contained in the Promissory Notes survives the termination of the Promissory Notes.

 Nominating and Voting Agreement

Below is a summary of the Voting Agreement, a form of which is attached hereto as Annex E. We encourage you to read the form of Voting Agreement in its entirety.

Pursuant to the First Amendment, a required term and condition of the Closing is that, prior to Closing, the Sellers and Anthony Brian Goodman, the Chief Executive Officer and Chairman of the Company (both individually and on behalf of Luxor Capital LLC, a Nevada limited liability company which he controls (“Luxor”)), enter into a Voting Agreement. Pursuant to the Voting Agreement, the Sellers and Mr. Goodman are agreeing for two years following the Closing to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members; and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board will have the right to vote, and to collectively break the voting tie (voting by majority, provided that it is currently contemplated that the Board of Directors will consist of only one other independent member, other than those two independent members on the Committee).

Pursuant to the Voting Agreement, Mr. Goodman will agree to vote all of his voting shares of the Company for declassification of the Board. The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

Pursuant to the Voting Agreement, the Sellers will agree to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the Series C Voting Preferred Stock designation (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the Closing, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

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The Company has also agreed pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members.

Day-to-Day Management Agreement

Below is a summary of the Management Agreement, a form of which is attached hereto as Annex F. We encourage you to read the form of Management Agreement in its entirety.

Zoran Milošević and the Company contemplate entering into the Management Agreement at Closing, which would prohibit the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milošević, as Chief Executive Officer), while the Voting Agreement is in place. The purpose of that agreement is to ensure the continued running of the Meridian Companies in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement would not, other than in connection with the day-to-day operations of the Meridian Companies, restrict the Board of Directors or management’s ability to manage the Meridian Companies or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milošević will serve as the manager of the Meridian Companies and will supervise and direct the day-to-day operation of the Meridian Companies as Chief Executive Officer thereof. The initial term of the Management Agreement is two years from the Closing date, unless otherwise extended with the mutual agreement of the parties. Mr. Milošević has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milošević has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i) fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii)  the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

If Mr. Milošević were to pass away, become materially disabled, or cease to be our or a Meridian Company employee during the term of the Management Agreement, then the Management Agreement would not terminate, and instead the other Sellers would have the right to substitute another person in Mr. Milošević’s role.

In consideration for the services agreed to be provided by Mr. Milošević under the Management Agreement and separate from the consideration due to him pursuant to the contemplated Employment Agreement, the Company will pay Mr. Milošević $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milošević and/or Golden Matrix’s Chief Executive Officer (the “CEO”) (but not more frequently than semi-annually), Mr. Milošević shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the Meridian Companies (the “Budget”), which is required to be approved by the CEO.

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MANAGEMENT FOLLOWING THE PURCHASE

Executive Officers and Directors of the Combined Company Following the Purchase

In connection with the Purchase Agreement, prior to the Closing, one independent member of our Board is expected to resign from the Board, which member of the Board is expected to be Philip Daniel Moyes (provided that Mr. Moyes has not formally resigned and/or provided notice of his resignation to date), and one person designated by the Sellers, William Scott, will be appointed to the Board, as an independent member of the Board, to fill such vacancy, who will thereafter be deemed an appointee of the Sellers under the terms of the Series C Designation (the “Seller Series C Appointee”), and who will also be appointed as Chairperson of the Board. The Sellers will have the right, at any time, to remove the Seller Series C Appointee pursuant to the terms of the Series C Designation. As a result, at Closing, we expect to continue to have a five member Board, including four of our current directors, including Mr. Anthony Brian Goodman, our current Chief Executive Officer and Chairman, and Weiting ‘Cathy’ Feng, the current Chief Operating Officer, two continuing independent directors (Thomas E. McChesney and Murray G. Smith), and Mr. Scott, who will be a Seller Series C Appointee, but will also be independent under the rules of Nasdaq and the SEC.

We also plan to amend our Bylaws prior to Closing to provide that the maximum number of members of the Board of Directors will be five (5) members. In the event that the Sellers desire to appoint another member to the Board of Directors pursuant to the rights set forth in the Series C Designation (i.e., two in total), it is expected that a current member of the Board of Directors will resign, with an independent member of the Board expected to resign if the Sellers’ second Board appointee is independent and an executive Director resigning if the Sellers’ second Board appointee is not independent.

We do not expect any changes in our executive officers in connection with the Closing and instead Zoran Milošević, one of the Sellers, and the current Chief Executive Officer of the Meridian Companies is expected to continue in that role (and not as an executive officer of the Company) following the Closing, with control over the operations of the Meridian Companies pursuant to the Day-to-Day Management Agreement discussed below under “Agreements Related to the Purchase—Day-to-Day Management Agreement”, provided that Mr. Milošević has the right, for two years following the Closing, to require the Board of Directors to appoint him as Chief Operating Officer of the Company, at which time we are required to enter into an employment agreement with Mr. Milošević, with identical terms and conditions, including compensation, as our then Chief Executive Officer, and for two years after that, the Company is required to ensure that Mr. Milošević enjoys the same benefits and advantages as the Company’s then Chief Executive Officer (i.e., a most favored nation right),  as discussed below under “The Purchase—Right of Milošević to Require Appointment as an Officer and Require Entry Into the Employment Agreement”. Additionally, a required term and condition of the Closing is that the Company and each of the Sellers enter into a Nominating and Voting Agreement, discussed above.

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The following table lists the names and ages as of [●], 2024 and positions of the individuals who are expected to serve as executive officers and directors of the combined company (and executive officers of the Meridian Companies) upon completion of the Purchase:

Name	Age	Position	Independent
Anthony Brian Goodman	64	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer and Director
Omar Jimenez	62	Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer
Zoran Milošević	47	Chief Executive Officer of each of the Meridian Companies
Weiting ‘Cathy’ Feng	40	Chief Operating Officer and Director
Thomas E. McChesney	77	Continuing Director	X
Murray G. Smith	52	Continuing Director	X
William Scott	59	Sellers Director Appointee (Chairman at Closing)	X

In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq. Note no notice has been given by current director, Mr. Philip Daniel Moyes, of his resignation or his intention to resign to date.

Executive Officers

Please see the below biographical information for those persons who are expected to serve as executive officers of the Company (and executive officers of the Meridian Companies) following the Closing:

Anthony Brian Goodman — President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer and Director

Mr. Goodman was appointed as Chief Executive Officer and Chairman of the Board in February 2016. Mr. Goodman is also currently Managing Director of Articulate Pty Ltd. an Australian technology and customer support company which he founded in January 1990. Since February 23, 2011, Mr. Goodman has served as Chief Executive Officer and director of Elray Resources, Inc. (“Elray”), which runs an online casino, a company which was previously reporting with the SEC until April 2019 (provided Elray has recently started a Regulation A offering). Mr. Goodman is also the managing member of two Nevada domiciled limited liability companies, (1) Luxor Capital LLC (which managing member position he has held since October 2015; and (2) Goodman Capital Group LLC (“Goodman”), a company that owns a family property in New York City (which entity’s sole purpose is to hold title to such property). Mr. Goodman also serves as the managing director of Global Technology Group Pty Ltd, a position which he has held since September 2019. Prior to immigrating to Australia, Mr. Goodman lived in South Africa where he served as VP of marketing and sales at Allergan Pharmaceuticals in South Africa from January 1982 to February 1984 and owned and operated a successful group of retail drug stores under the brand name Daelite Pharmacy Group from February 1984 to January 1990.

Mr. Goodman is a qualified Pharmacist graduating from the University of Witwatersrand in Johannesburg South Africa in 1981 with a Bachelor of Pharmacy degree and subsequently re-qualifying as a Pharmacist in Australia in 1989.

In his more than 30 years of senior management and corporate roles, Mr. Goodman has established an international reputation for his expertise in this industry and has a wide network of senior executive contacts in the gaming industry as well as a keen insight into the development of the information technology (IT) industry as a whole. He has experience in senior corporate planning. His roles have been entrepreneurial and include CEO and senior management positions in smaller organizations, which he founded or in which he held equity, as well as multinational organizations. He has a successful track record of implementing comprehensive business and project plans, meeting deadlines and expense forecasts as well as exceeding projections.

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On September 30, 2016, the SEC instituted a cease-and-desist proceeding pursuant to Section 12C of the Exchange Act against Elray, in connection with an offer of settlement relating to an administrative proceeding previously brought against Elray. The administrative proceeding and settlement related to Elray’s sale of common stock in unregistered offering transactions in January 2014, from August 2014 to October 2014, and from January 2015 to February 2015, which financing transactions required Elray to issue a significant number of its shares of outstanding common stock and for which Elray failed to file Current Reports on Form 8-K pursuant to the requirements of Item 1.01 and Item 3.02 thereof, in violation of Section 13(a) of the Exchange Act and Rules 13a-11, 13a-13 and 12b-20 thereunder. The administrative order required Elray to pay civil penalties of $50,000 to the SEC, which were timely paid. The administrative order and settlement only related to Elray and did not relate to, or implicate, Mr. Goodman (who served, and who continues to serve as Chief Executive Officer and director of Elray) or Weiting ‘Cathy’ Feng (who served, and continues to serve, as a director of Elray).

Omar Jimenez — Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer

Mr. Jimenez has served as our Chief Financial Officer (Principal Financial/Accounting Officer) and Chief Compliance Officer since April 30, 2021. Since April 2020, Mr. Jimenez has also served as Chief Financial Officer and Chief Operating Officer of Alfadan, Inc. a pre-startup that will provide a series of marine specific engines ranging from 450 horsepower (HP) to 1,050 HP when the research and development on such engines is completed. From September 2016 to January 2020 and from January 2016 to January 2020, Mr. Jimenez served as Treasurer and Secretary and Chief Financial Officer and Chief Operating Officer, respectively, of NextPlay Technologies, Inc. (f/k/a Monaker Group, Inc.) (NXTP:NASDAQ), a travel services company. Mr. Jimenez also served as a member of the Board of Directors of NextPlay Technologies, Inc. (then known as Monaker Group, Inc.) from January 2017 to August 2019. Mr. Jimenez has held a variety of senior financial management positions during his career. From May 2009 to January 2016, he served as the founder of MARMEL International, Inc., a company that provides accounting and consulting services. In addition, from June 2004 to May 2009 he served as President and Chief Financial Officer at American Leisure Holdings, Inc. (AMLH:OTC & ALG:AIM), focusing on leisure and business travel, hospitality & hotels, call centers and real estate development. Mr. Jimenez also served from April 2002 to June 2004 as Director of Operations for US Installation Group, Inc., a selling and installation group for The Home Depot, and CFO and VP of Onyx Group, Inc., a conglomerate with 700 employees and annual revenues exceeding $400 million. Mr. Jimenez is a Certified Public Accountant (CPA), Chartered Global Management Accountant (CGMA), Chartered Property Casualty Underwriter (CPCU), a Member of the AICPA and FICPA. Mr. Jimenez holds a B.B.A in Accounting and a B.B.A in Finance from the University of Miami and an M.B.A from Florida International University.

Zoran Milošević — Chief Executive Officer of the Meridian Companies

Mr. Milošević has been with the Meridian Companies since March 2003 (serving as an executive in various Meridian departments including: Marketing, Risk Management, Online Betting & Software Development) and became the Chief Executive Officer of the Meridian Companies in 2008, including serving as Chief Executive Officer of certain of their subsidiaries. Mr. Milošević serves on the Board of numerous private companies, including each of the Meridian Companies, My Best Odds, which is a Belgian entity, and Global Meridian Gaming N.V., which is a Curacao entity. Under his leadership, the Meridian Companies expanded their brand portfolio and improved their market share in Europe, Africa, and Latin America, supplying services in over 30 different jurisdictions.

Mr. Milošević was a member of the Parliament of the Republic of Serbia from 1997 to 2001, a member of the Belgrade City Parliament from 2004 to 2008 and a Board Member of the Serbia National Lottery in 2012.

Mr. Milošević graduated from the University of Belgrade, in Belgrade Serbia, with a degree in Industrial Engineering.

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Weiting ‘Cathy’ Feng — Chief Operating Officer and Director

Ms. Feng was appointed as Chief Financial Officer in February 2016, and served in such role until April 2021, when she was appointed as Chief Operating Officer of the Company. Ms. Feng has also been the director of Etrader Enterprise Pty Ltd, an Australian technology consulting company, since January 2014. Ms. Feng has served as a member of the Board of Directors of Elray since April 2015. See also the discussion of the September 30, 2016, cease-and-desist proceeding against Elray, and related information regarding Elray, included above under Mr. Goodman’s biographical information. Ms. Feng has been working in the financial area for more than ten years. Ms. Feng has extensive experience in financial reporting for U.S. public companies, including preparation of all financial statements, budgets, forecasts, cost allocations, investor disclosure, management financial reports, as well as significant experience in dealing with compliance and regulations with particular respect to the SEC and FINRA. Ms. Feng has the ability to maintain accurate financial management systems and processes, and analyze and present financial related information to facilitate the business decisions to grow business and resolve complex problems. Ms. Feng obtained a Bachelor of Science degree from Fundan University in Shanghai, China and a Master of Commerce degree from the University of Sydney in Sydney, Australia.

Directors

Please see the below biographical information for those persons who are expected to serve as non-executive directors of the Company following the Closing:

Thomas E. McChesney — Continuing Director

Mr. McChesney has extensive financial and entrepreneurial experience as an executive and board member in the financial services industry. He served as lead independent director of VidBid, Inc., an early-stage technology-driven company helping contractors and home owners find each other in a more efficient manner, from April 2020 to February 2021. From 1995 through March 2016, he served as a Director of TrueBlue Inc., a $2.3B revenue NYSE-listed enterprise (TBI), and is the former Chair of its Compensation Committee and former member of its Audit Committee.

Mr. McChesney served as Senior Vice President and Syndicate Manager at Paulson Investment Company (“Paulson”) and was later appointed President of Paulson. He joined Paulson in 1980 and left in 1995 to join Blackwell Donaldson Company, where he served as Director of Investment Banking from 1998 to 2005. He also served as a director of Nations Express Incorporated from 2004 to 2009.

Murray G. Smith — Continuing Director

Mr. Smith is a licensed Certified Public Accountant in the State of Oregon, with over twenty-seven years’ accounting and finance leadership experience. Mr. Smith is also a Certified Fraud Examiner. Mr. Smith has operated his own consulting practice focusing on financial process improvement, client training to perform accounting procedures, Sarbanes-Oxley compliance and internal audit outsourcing, MGS Consulting, LLC, since March 2008. Since June 2020, Mr. Smith has also served as President and Founder of Complete Freedom Beverage, LLC d/b/a Cascadia Can Company, an Aluminum can brokering and mobile canning service company. Mr. Smith served as the Divisional Chief Financial Officer and corporate controller of Craft Canning + Bottling, LLC, a wholly-owned subsidiary of Eastside Distilling, Inc. (NASDAQ:EAST), a NASDAQ company, from October 2016 to September 2020. From February 2018 to March 2019, Mr. Smith served as Chief Financial Officer of Genesis Financial, Inc. (an OTC listed company) in the financial technology space. He also served as the Chief Financial Officer for Jewett-Cameron Trading Company, Ltd. (NASDAQ:JCTCF), a NASDAQ company, from September 2009 to June 2015. Mr. Smith previously served as the Chief Financial Officer for Paulson Capital Corp. (NASDAQ:PLCC), a NASDAQ company, from 2006-2014 where he co-led a reverse merger transaction of the parent company, while navigating the regulatory hurdles of the SEC, NASDAQ & FINRA in simultaneously spinning out the Broker-Dealer subsidiary to a new ownership group and creating a $10 Million liquidating trust. Mr. Smith’s other previous employers have included positions with Intel Corporation (Accounting Management), Arthur Andersen (CPA and Consulting Services) and Allegheny Teledyne, Inc. (Internal Audit). He is a graduate of the University of Washington, with a Bachelor of Arts degree awarded in 1993 in Business Administration with a concentration in Accounting. Mr. Smith also previously held the following FINRA Licenses: Series 7, 27 and 66.

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William Scott —Expected Nominee of Sellers— Chairman at Closing

Since June 2013, Mr. Scott has served as a director of Warrenside Limited – London, a gambling consultancy firm where he provides advisory services. From July 2004 to June 2013, Mr. Scott served as Vice President – Interactive, of GTECH (now IGT) London, a gaming and lottery technology provider where he served as the executive in charge of the interactive division. From July 2002 to April 2004, Mr. Scott served as an advisor with ICW Holdings Limited – London, which is a power systems provider. From June 2000 to April 2002, Mr. Scott served as Finance Director of Coffee Republic plc London. Prior to that he held various finance, managerial and director roles in various industries. Mr. Scott also currently serves on the Board of Directors of a number of private companies, mainly in the gaming industry, including Ithuba Holdings (RF) (Pty) Ltd, a lottery operator located in South Africa which he serves on the Board of Directors of, and on the Audit and Risk Committee of, Fincore Limited – London, a technology provider to the gambling industry and government/banks and Bildabet Technology Limited, a technology provider to the gambling industry. Mr. Scott also served as a member of the Board of Directors of Playgon Games Inc. (OTCMKTS:PLGNF), a licensor of digital content for the iGaming market, from October 2018 to May 2023. Mr. Scott is a member of the Chartered Accountants of South Africa. Mr. Scott also serves on the Board of Directors of a charity organization, Education Africa, as well as a “know your client”/anti-money laundering organization based in London, England. Mr. Scott obtained a Bachelor of Commerce degree from the University of Witwatersrand, in Johannesburg, South Africa, with Honors.

We believe Mr. Scott’s significant experience in the gaming industry will be beneficial to the Board of Directors.

Terms of Office of Officers and Directors

Classes of Directors; Independence

We are, and after the Closing will continue to be, managed by our Board of Directors. The Company’s Articles of Incorporation, as amended and restated, provide for the division of the Company’s Board into three classes as equal in number as the total number of members of the Board provided in the Bylaws permits (provided that as discussed above in “Proposal No. 4: Approval of the Adoption of an Amendment to Our Amended and Restated Articles of Incorporation to Affect a Declassification of the Board”, one of the Proposals before the Special Meeting is to seek stockholder approval to declassify the Board). As discussed above, at Closing our Board of Directors is expected to include:

Name	Position	Independent	Director Class*
Anthony Brian Goodman	President, Chief Executive Officer (Principal Executive Officer), Secretary, Treasurer and Director		Class III
Weiting ‘Cathy’ Feng	Chief Operating Officer and Director		Class I
Thomas E. McChesney	Continuing Director	X	Class II
Murray G. Smith	Continuing Director	X	Class II
William Scott	Sellers Appointee (Chairman at Closing)	X	Class I

* In the event the Classification Proposal is approved and the Closing occurs, the Board will be declassified and each member of the Board will serve as a member of the Board for a term of one year, until their successors are appointed, or until their earlier resignation or removal. If not declassified, Class I directors will serve a term expiring at the 2026 annual meeting; Class II directors will serve a term expiring at the 2024 annual meeting and Class III directors will serve a term expiring at the 2025 annual meeting.

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In the above table, ‘independent’ means meeting the independence requirements of the Securities and Exchange Commission, or SEC, and The Nasdaq Stock Market, or Nasdaq.

Nasdaq’s listing standards require that the Golden Matrix Board of Directors consist of a majority of independent directors (subject to the controlled company exceptions discussed below), as determined under the applicable Nasdaq rules and requirements. The Golden Matrix Board of Directors believes that each of the three non-executive directors discussed above will qualify as an independent director following the completion of the Purchase. As such, and as shown above, at the Closing, Golden Matrix believes that a majority of the members of its Board of Directors will consist of independent members.

The members of the Board of Directors following the Closing will serve in such roles until the earlier of their resignation, death and removal, subject to the Director class rules set forth in the Articles of Incorporation, as amended and restated.

Controlled Company

As discussed above, as part of the Purchase, Golden Matrix will be issuing up to 87,141,857 shares of common stock and 1,000 shares of Series C Voting Preferred Stock (which vote an aggregate of 7,500,000 voting shares and are convertible into 1,000 shares of common stock to the Sellers (assuming all post-closing shares are issued and not including certain shares of common stock which may be issuable to satisfy indemnification obligations in the future, representing 70.4% of the total number of outstanding shares of Golden Matrix’s common stock following the closing of the Purchase Agreement (based on the total current outstanding shares of common stock and including the 1,000 shares of common stock issuable upon conversion of the Series C Voting Preferred Stock shares), 241.0% of Golden Matrix’s current shares of outstanding common stock, and 68.2% of Golden Matrix’s post-transaction voting shares, in each case without taking into account any potential dilution caused by Potential Offerings, as discussed in greater detail under, “Proposal No. 3: Approval of the Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”, and we will therefore be a “controlled company” as defined under Nasdaq Marketplace Rules. Notwithstanding that designation, we do not intend to rely on the controlled company exemptions provided under Nasdaq Marketplace Rules, which would otherwise permit us to rely on certain exemptions from corporate governance rules, including: (a) an exemption from the rule that a majority of our board of directors must be independent directors; (b) an exemption from the rule that the compensation of our chief executive officer must be determined or recommended solely by independent directors; and (c) an exemption from the rule that our director nominees must be selected or recommended solely by independent directors.

Terms of Officers

Officers are appointed by our Board of Directors and serve at the discretion of the Board, rather than for specific terms of office, subject to the terms of any employment agreement.

Committees of the Board of Directors

The Golden Matrix Board of Directors currently has, and following the completion of the Purchase will continue to have, the following committees: an Audit Committee, Compensation Committee, and a Nominating and Corporate Governance Committee.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Thomas E. McChesney, Murray G. Smith and Philip Daniel Moyes (who is expected to be replaced by William Scott following the Closing). Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate.

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The Audit Committee has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Smith is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Smith has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical above.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee. The Audit Committee is also tasked with reviewing related party transactions.

The Audit Committee’s responsibilities also include (1) reviewing the disclosures made by the Chief Executive Officer and the Chief Financial Officer in connection with their required certifications accompanying the Company’s periodic reports to be filed with the SEC, including disclosures to the Committee of (a) significant deficiencies in the design or operation of internal controls, (b) significant changes in internal controls, and (c) any fraud involving management or other employees who have a significant role in the Company’s internal controls; (2) reviewing and discussing the Company’s quarterly financial results and related press releases, if any, with management and the independent auditors prior to the release of such information to the public; (3) reviewing with the management the proposed scope and plan for conducting internal audits of Company operations and obtaining reports of significant findings and recommendations, together with management’s corrective action plans; (4) seeking to ensure the corporate audit function has sufficient authority, support and access to Company personnel, facilities and records to carry out its work without restrictions or limitations; (5) reviewing the corporate audit function of the Company, including its charter, plans, activities, staffing and organizational structure; (6) reviewing progress of the internal audit program, key findings and management’s action plans to address findings; (7) periodically reviewing the Company’s policies with respect to legal compliance, conflicts of interest and ethical conduct; (8) seeking to ensure the adequacy of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters, including the confidential submission of complaints by employees regarding such matters; and (9) recommending to the Board any changes in ethics or compliance policies that the Committee deems appropriate.

The Audit Committee Charter is filed as Exhibit 99.2 to the Company’s Current Report on Form 8‑K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible (together with the Board) for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors, and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

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Specifically, the principal responsibilities and functions of the Compensation Committee are as follows: (1) review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders. Assist the Board of Directors in establishing CEO annual goals and objectives; (2) review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans; (3) review and approve the compensation structure for executives; (4) oversee an evaluation of the performance of the Company’s executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers. Review and approve compensation packages for new executive officers and termination packages for executive officers; (5) review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans; (6) periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director; (7) review periodic reports from management on matters relating to the Company’s compensation practices; (8) produce an annual report of the Compensation Committee on executive compensation for the Company’s annual Proxy Statement in compliance with and to the extent required by applicable SEC rules and regulations and any relevant listing authority; (9) obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations about, among other things, changes to the charter of the Committee; and (10) take other actions that the Board shall reasonably request.

The Compensation Committee Charter is filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

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While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the Bylaws and applicable law. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

The Nominating and Governance Committee Charter is filed as Exhibit 99.4 to the Company’s Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 27, 2020.

Board Leadership

Following the closing of the Purchase, William Scott, the Seller’s director nominee will be appointed as Chairman of the Board, which will result in the separation of the Chairman of the Board (Mr. Scott) and our Chief Executive Officer (Mr. Goodman, who currently serves as both our Chief Executive Officer and Chairman). The Board believes that its programs for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure. The Board evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Family Relationships

There are no family relationships among any of the current Golden Matrix directors and executive officers, and there are no family relationships among any of the proposed combined company directors and officers.

Arrangements between Officers and Directors

To our knowledge, there are no arrangements or understandings with another person under which the directors and executive officers of the combined company were or are to be selected as a director or executive officer (except in connection with the Purchase Agreement, as discussed above, and the Nominating and Voting Agreement discussed above under “Agreements Related to the Purchase—Nominating and Voting Agreement”).

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Other Directorships

No directors of the Company and no persons who are anticipated to serve as directors of the Company following the Closing, are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), provided that Mr. Goodman and Ms. Feng are directors of Elray (as defined and discussed above), which has an ongoing Regulation A offering.

Involvement in Certain Legal Proceedings

To our knowledge, none of our executive officers or directors and none of the proposed officers or directors following the Closing, has been involved in any of the following events during the past ten years, except as discussed under their biographical information, above:

(1)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(2)

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(3)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(4)

being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(5)

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

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PRINCIPAL STOCKHOLDERS OF THE COMPANY

Current Principal Stockholders of the Company

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of the Record Date, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our securities;

●	each of our directors;

●	each of our Named Executive Officers; and

●	all directors and executive officers as a group.

The column titled “Percentage of Shares Beneficially Owned” is based on a total of 36,615,932 shares of our common stock outstanding as of the Record Date.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the Record Date. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o Golden Matrix Group, Inc., Suite D131, Las Vegas, Nevada 89103.

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Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned	Series B Voting Preferred Stock Beneficially Owned (1)	Percent of Series B Voting Preferred Stock Beneficially Owned	Total Voting Shares (2)	Percent of Total Voting Shares
Named Executive Officers and Directors:
Anthony B. Goodman (3)	17,124,562		45.5%	1,000	100%	23,624,562	53.6%
Omar Jimenez	-		-	-	-	-	-
Weiting ‘Cathy’ Feng	2,853,415	(4)	7.8%	-	-	2,853,415	6.5%
Thomas E. McChesney	299,397	(5)	*	-	-	239,397	*
Murray G. Smith	175,000	(6)	*	-	-	75,000	*
Philip Moyes	25,000	(7)	*	-	-	25,000	*
All directors and executive officers as a group (six persons)	20,477,374		54.4%	1,000	100%	26,817,374	60.8%

Greater Than 5% Stockholders:
None.

*	Under 1%.

(1)

Each share of Series B Voting Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock).

(2)	Based on 44,115,932 total voting shares, including 36,615,932 shares voted by the common stock and 7,500,000 shares voted by the Series B Voting Preferred Stock.

(3)

Ownership includes 8,529,079 shares of common stock, and 1,000 shares of Series B Voting Preferred Stock individually and 7,470,483 shares of common stock beneficially owned by Luxor Capital, LLC, which entity, and shares, Mr. Goodman is deemed to beneficially own. Also includes 1,000,000 shares which may be issuable to Mr. Goodman upon the conversion of the 1,000 shares of Series B Preferred Stock which he holds. Does not include 250,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(4)	Does not include 125,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(5)

Includes options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.795 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(6)

Includes options to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.67 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(7)	Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

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Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company, except for the Purchase Agreement, which as described herein, will, upon Closing, result of a change of control of the Company.

PRINCIPAL STOCKHOLDERS OF COMBINED COMPANY

The following table and the related notes present information on the beneficial ownership of shares of the combined company by:

•	each prospective director of the combined company (other than any additional directors to be designated);
•	each prospective executive officer of the combined company;
•	all of the combined company’s prospective directors (other than the additional directors to be designated) and prospective executive officers as a group; and
•	each stockholder known by us to beneficially own more than five percent of the combined company’s common stock following the Closing.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The number of shares owned, total shares beneficially owned and the percentage of common stock beneficially owned assumes, in each case, the consummation of the Purchase, for a total of 123,757,789 shares of Golden Matrix common stock to be outstanding immediately following the consummation of the Purchase, 1,000 shares of outstanding Series B Voting Preferred Stock (voting 7,500,000 voting shares), and 1,000 shares of outstanding Series C Voting Preferred Stock (voting 7,500,000 voting shares), including 82,141,857 shares of common stock issued at the Closing and 5,000,000 Post-Closing Shares and 1,000 shares of Series C Voting Preferred Stock (which vote an aggregate of 7,500,000 voting shares) issuable to the Sellers in connection with the Closing.

This table is based on information supplied by each prospective director, officer and principal stockholder of the combined company. Except as indicated in footnotes to this table, the combined company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Golden Matrix common stock shown to be beneficially owned by them, based on information provided by such stockholders. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors, director nominees and officers is c/o Golden Matrix Group, Inc., 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103.

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Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Common Stock Beneficially Owned	Series B Voting Preferred Stock Beneficially Owned (1)		Percent of Series B Voting Preferred Stock Beneficially Owned		Series C Voting Preferred Stock Beneficially Owned (2)	Percent of Series C Voting Preferred Stock Beneficially Owned	Total Voting Shares (3)	Percent of Total Voting Shares
Named Executive Officers and Directors:
Anthony B. Goodman	17,124,562	(4)	13.6%		1,000		100%	—	—%	23,624,562	16.9%
Omar Jimenez	-		-		—		—	—	—	-	—
Weiting ‘Cathy’ Feng	2,853,415	(5)	2.3%	—	-	—	-	—	—	2,853,415	2.0%
Thomas E. McChesney	299,397	(6)	* %		—		—	—	—	299,397	*
Murray G. Smith	175,000	(7)	*		—		—	—	—	75,000	*
Philip Moyes	—	(8)	-	—	—		—	—	—	-	-
Zoran Milošević	8,714,286	(9)	7.2%		—		—	100	10.0%	9,464,186	6.8%
All directors and executive officers as a group (seven persons)	29,366,560		23.5%		1,000		100%	100	10.0%	36,256,560	26.1%

Greater Than 5% Stockholders:
Snežana Božović (10)	4,357,143	(11)	3.6%		—		—	50	5.0%	4,732,093	3.4%
Aleksandar Milovanović (12)	74,071,428	(13)	60.1%		—		—	850	85.0%	80,445,578	58.0%

* Under 1%.

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* Under 1%.

(1)

Each share of Series B Voting Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series B Preferred Stock).

(2)

Each share of Series C Voting Preferred Stock entitles the holder to 7,500 votes on all matters presented to the Company’s stockholders for a vote of stockholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

(3)

Based on 138,757,789 total voting shares, including 123,757,789 shares voted by the common stock, 7,500,000 shares voted by the Series B Voting Preferred Stock and 7,500,000 shares voted by the Series C Voting Preferred Stock.

(4)

Ownership includes 8,654,079 shares of common stock, and 1,000 shares of Series B Voting Preferred Stock individually and 7,470,483 shares of common stock beneficially owned by Luxor Capital, LLC, which entity, and shares, Mr. Goodman is deemed to beneficially own. Also includes 1,000,000 shares which may be issuable to Mr. Goodman upon the conversion of the 1,000 shares of Series B Preferred Stock which he holds. Does not include 250,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(5)	Does not include 125,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(6)

Includes options to purchase 60,000 shares of the Company’s common stock at an exercise price of $0.795 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(7)

Includes options to purchase 100,000 shares of the Company’s common stock at an exercise price of $2.67 per share, which are vested in full and exercisable within 60 days of the Record Date. Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(8)	Does not include 50,000 shares of common stock issuable upon the settlement of outstanding Restricted Stock Units which are not subject to vesting within 60 days of the Record Date.

(9)

Ownership includes 8,714,186 shares of common stock, and 100 shares of Series C Voting Preferred Stock. Also includes 100 shares which may be issuable to Mr. Milošević upon the conversion of the 100 shares of Series C Preferred Stock.

(10)	Address: Djordja Stanojevica 11a, Belgrade, Serbia.

(11)

Ownership includes 4,357,093 shares of common stock, and 50 shares of Series C Voting Preferred Stock. Also includes 50 shares which may be issuable to Ms. Božović upon the conversion of the 50 shares of Series C Preferred Stock.

(12)	Address: Drinicka 2 Belgrade, Serbia.

(13)

Ownership includes 74,070,578 shares of common stock, and 850 shares of Series C Voting Preferred Stock. Also includes 850 shares which may be issuable to Mr. Milovanović upon the conversion of the 850 shares of Series C Preferred Stock.

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FINANCIAL INFORMATION

Financial Statements of Golden Matrix

The audited historical financial statements of Golden Matrix and its subsidiaries as of October 31, 2023 and 2022, and for the years ended October 31, 2023 and 2022, are contained in Golden Matrix’s Annual Report on Form 10-K for the year ended October 31, 2023, and are incorporated by reference into this Proxy Statement. See “Where You Can Find More Information; Incorporation of Information by Reference”, below.

Unaudited U.S. GAAP Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 28, 2023, Golden Matrix Group, Inc. (“GMGI” or the “Company”), a Nevada corporation, entered into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, as amended by the First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 (as amended, the “Purchase Agreement”) between the Company and Aleksandar Milovanović, Zoran Milosevic and Snežana Božović (collectively, the “Sellers”), the owners of (a) Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a Republic of Serbia private limited company; (b) Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a Montenegro private limited company; (c) Meridian Gaming Holdings Ltd., Republic of Malta company; and (d) Meridian Gaming (Cy) Ltd, a Cyprus company (collectively, the “Meridian Companies”).

Pursuant to the Purchase Agreement, GMGI will acquire 100% of the outstanding capital stock of each of the Meridian Companies and the Meridian Companies will become direct, wholly-owned subsidiaries of GMGI.  While GMGI will be the legal acquirer, the acquisition will be accounted for as a reverse acquisition using the acquisition method of accounting in accordance with Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”). The Meridian Companies will be deemed to be the acquirer for financial accounting purposes.  The following unaudited pro forma condensed combined financial information gives effect to the acquisition by Meridian Companies of GMGI.

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined companies’ financial position or results of operations would have been had the acquisition been completed as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed combined statements of operations do not include any pro forma adjustments to reflect certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity.

The unaudited pro forma condensed combined financial information has been prepared using the acquisition method of accounting under existing United States Generally Accepted Account Principles (“U.S. GAAP”) in accordance with Topic 805, which are subject to change.  While GMGI will be the legal acquirer, the Meridian Companies will be deemed to be the acquirer for financial accounting purposes, based on a number of factors considered at the time of preparation of these pro forma financial statements, including control over the post-acquisition company as evidenced by the relative equity ownership and, the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors. The application of acquisition accounting of GMGI is dependent upon (i) the working capital positions at the closing of the acquisition, (ii) other factors such as the share price of GMGI, and (iii) certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. The combined company will complete the valuations and other studies upon completion of the acquisition and will finalize the purchase price allocation as soon as practicable within the measurement period, but in no event later than one year following the closing date of the acquisition. The assets and liabilities of GMGI and other pro forma adjustments have been measured based on various preliminary estimates using assumptions that GMGI and the Meridian Companies believe are reasonable, based on information that is currently available.  Accordingly, the pro forma adjustments are preliminary. Differences between these preliminary estimates and the final acquisition accounting could be significant, and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined companies’ future results of operation and financial position.

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The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by the Meridian Companies. Upon completion of the acquisition, the combined company will perform a detailed review of GMGI’s accounting policies and will conform the combined company policies. The combined company may identify additional differences between the accounting policies of the two companies that, when conformed, could have a material impact on the consolidated financial statements of the combined company. Additionally, certain financial information of GMGI as presented in its historical consolidated financial statements has been reclassified to conform to the historical presentation in the Meridian Companies’ financial statements for purposes of preparation of the unaudited pro forma condensed combined financial information. There have been no transactions between the Meridian Companies and GMGI during the periods presented in the unaudited pro forma condensed combined financial information.

This unaudited pro forma condensed combined financial information was derived from and should be read in conjunction with the accompanying notes, as well as the following historical financial statements and the related notes of the Meridian Companies and GMGI as discussed below.

The unaudited pro forma condensed combined balance sheet as of October 31, 2023, gives effect to the acquisition of GMGI by the Meridian Companies as if the acquisition occurred on October 31, 2023. The Meridian Companies balance sheet information included in the unaudited pro forma condensed combined balance sheet as of October 31, 2023, was derived from the Meridian Companies’ unaudited September 30, 2023, condensed consolidated balance sheet, included under “Index to Financial Statements“ in this Proxy Statement.  The GMGI consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of October 31, 2023, was derived from GMGI’s audited October 31, 2023 condensed consolidated balance sheet as set forth in its Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the Securities and Exchange Commission (SEC) on January 17, 2024, which is incorporated by reference herein, and includes the effects of the acquisition of GMGI by the Meridian Companies, which is required to be consummated prior to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties.

The unaudited pro forma condensed combined statement of operations for the twelve-month period ended October 31, 2023, gives pro forma effect to the acquisition of GMGI by the Meridian Companies as if the transaction was consummated on November 1, 2022. The information included in the unaudited pro forma condensed combined statement of operations for the twelve-month period ended October 31, 2023, includes the condensed consolidated statement of operations of the Meridian Companies for the nine month period ended September 30, 2023, which was derived from its unaudited condensed consolidated statements of operations for that period and included elsewhere in this Proxy Statement. This period includes the results of operations of the Meridian Companies for the three months ended December 31, 2022. The information included in the unaudited pro forma condensed combined statement of operations for the nine-month period ended October 31, 2023, includes the condensed consolidated statement of operations of GMGI for the twelve month period ended October 31, 2023, which was derived from its audited condensed consolidated statements of operations for that period as set forth in its Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the SEC on January 17, 2024, which is incorporated by reference herein.

The unaudited pro forma condensed combined financial information has been prepared by GMGI management for illustrative purposes only. The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the financial position or results of operations in future periods or the results that actually would have been realized had the Meridian Companies and GMGI been a combined company during the specified periods. Additionally, the unaudited pro forma results do not give effect to any potential cost savings or other synergies that could result from the combination of the Meridian Companies and GMGI. The pro forma adjustments are based on the information available at the date of this Proxy Statement and reflect preliminary estimates of fair value. The unaudited pro forma condensed combined financial information, including the notes thereto, is qualified in its entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Meridian Companies included under “Index to Financial Statements“ in this Proxy Statement and GMGI as set forth in its Annual Report on Form 10-K for the year ended October 31, 2023, as filed with the SEC on January 17, 2024, which are incorporated by reference herein.

Pursuant to the Purchase Agreement, the Sellers agreed to sell the Company 100% of the outstanding capital stock of each of the Meridian Companies in consideration for an aggregate of (a) a cash payment of $30 million, due at the initial closing of the Purchase Agreement (the “Closing”); (b) 82,141,857 restricted shares of the Company’s common stock (the “Closing Shares”), due at the Closing; (c) 1,000 shares of a to be designated series of Series C preferred stock of the Company (the “Series C Voting Preferred Stock”), due at the Closing; (d) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock (the “Post-Closing Shares”), due within five business days following the six month anniversary of the Closing, if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith (the “Contingent Post-Closing Consideration”); (e) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing (the “Non-Contingent Post-Closing Consideration”); and (f) promissory notes in the amount of $15,000,000 (the “Promissory Notes”) issuable to the Sellers, due 24 months after the Closing (the “Purchase”).

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The Closing is required to occur prior to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties.

Upon the Closing, based on the current number of shares of common stock and preferred stock outstanding, the Sellers will collectively own approximately 69.2% of the Company’s then outstanding shares of common stock (with Aleksandar Milovanović (“Milovanović”) owning 58.8%), and 67.0% of the Company’s then outstanding voting shares (with Milovanović owning 57.0%). Assuming the Post-Closing Shares are issued, the Sellers will collectively own approximately 70.4% of the Company’s then outstanding shares of common stock (with Milovanović owning 59.9%), and 68.2% of the Company’s then outstanding voting shares (with Milovanović owning 58.0%). The above percentages are based on the Company’s currently outstanding shares of common stock and voting shares.  Therefore, as a result of the Purchase, the Sellers will become the majority stockholders of the Company and will receive rights to appoint certain persons to the Board of Directors of the Company.

The unaudited pro forma condensed combined financial information set forth below primarily gives effect to the following:

●	the consummation of the acquisition;
	(a)	the payment of a non-contingent cash payment of $30 million at the initial closing of the Purchase Agreement;
	(b)	the issuance of 82,141,857 restricted shares of the Company’s common stock;
	(c)	the issuance of 1,000 shares of a to be designated series of Series C preferred stock of the Company, due at the closing;
	(d)	the payment of a contingent payment of $5,000,000 in cash and 5,000,000 restricted shares of Company common stock, due within five business days following the six-month anniversary of the closing;
	(e)	the payment of a non-contingent payment of $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the closing and $10,000,000 is due 18 months after the date of the closing; and
	(f)	the issuance of promissory notes in the amount of $15,000,000 issuable to the Sellers, due 24 months after the closing.
●	the application of the acquisition method of accounting in connection with the acquisition;
●	the procuring of funds to meet non-contingent cash payments of $50 million;
●	the interest and fees related to the $50 million of funds procured, and
●	transaction costs incurred in connection with the acquisition.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined balance sheet data gives effect to the acquisition as if it had occurred on October 31, 2023. The unaudited pro forma condensed combined statements of operations data for the twelve months ended October 31, 2023, give effect to the acquisition as if it had occurred on November 1, 2022.

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This unaudited pro forma condensed combined financial information and accompanying notes, was derived from the historical financial statements of the Meridian Companies and GMGI, as discussed above.

Unaudited Pro Forma Interim Condensed Combined Balance Sheet
October 31, 2023

	Meridian	GMGI	Other
	As of	As of	Acctg	Other	Pro Forma
	September 30,	October 31,	Note	Accounting	Note	Pro Forma	Pro Forma
	2023	2023	Ref	Adjustments	Ref	Adjustments	Balances
ASSETS

Current assets:
Cash and cash equivalents	16,339,964	17,100,280	(1)	9,100,000	(2)	(30,000,000)	12,540,244
Account receivable, net	3,592,013	3,882,629					7,474,642
Other current assets	2,568,421	1,869,767					4,438,188
Total current assets	22,500,398	22,852,676		9,100,000		(30,000,000)	24,453,074

Non-Current assets:
Goodwill & intangible assets, net	12,548,857	12,627,051			(3)	45,562,022	70,737,930
Property, plant & equipment, net	25,709,684	46,447					25,756,131
Other non-current assets	9,179,910	56,643	(1)	2,900,000			12,136,553
Total Non-current assets:	47,438,451	12,730,141		2,900,000		45,562,022	108,630,614

Total assets	69,938,849	35,582,817		12,000,000		15,562,022	133,083,688

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	7,120,371	2,860,574					9,980,945
Loans	-		(1)	12,000,000			12,000,000
Contingent liabilities	-				(2)	15,600,000	15,600,000
Other current liabilities	5,241,222	1,618,849			(2)	10,000,000	16,860,071
Total Current liabilities	12,361,593	4,479,423		12,000,000		25,600,000	54,441,016

Non- Current liabilities:
Loans - promissory notes		-			(2)	15,000,000	15,000,000
Other non-current liabilities	1,357,265	-			(2)	8,380,525	9,737,790
Total non-current liabilities	1,357,265	-		-		23,380,525	24,737,790

Total liabilities	13,718,858	4,479,423		12,000,000		48,980,525	79,178,806

Shareholder’s equity:
Preferred stock					(2)	-	-
Common stock		362			(4)	822	1,184
Additional paid in capital	3,045,730	57,023,788			(2), (3),(4)	(59,340,081)	729,437
Cumulative valuation gain (loss)							-
Accumulated other comprehensive gain (loss)	(5,102,737)	(73,159)			(4)	73,159	(5,102,737)
Accumulated earnings (deficit)	57,696,159	(25,847,597)	(1)		(4)	25,847,597	57,696,159
Total shareholders’ equity	55,639,152	31,103,394		-		(33,418,503)	53,324,043
Noncontrolling interests	580,839	-					580,839
Total equity	56,219,991	31,103,394		-		(33,418,503)	53,904,882
Total liabilities and equity	69,938,849	35,582,817		12,000,000		15,562,022	133,083,688

See accompanying notes to unaudited pro forma condensed combined financial statements.

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Unaudited Pro Forma Condensed Combined Statement of Operations
October 31, 2023

	Meridian	GMGI
	Twelve Months	Twelve Months	Other
	Ended	Ended	Acctg	Other	Pro Forma
	September 30,	October 31,	Note	Accounting	Note	Pro Forma	Pro Forma
	2023	2023	Ref	Adjustments	Ref	Adjustments	Balances

Sales	$87,563,172	$44,174,052		$-		$-	$131,737,224
Cost of goods sold	(23,481,960)	(34,305,181)					(57,787,141)
Gross profit (loss)	$64,081,212	$9,868,871		$-		$-	$73,950,083

Operating expenses
Selling, general and administrative expenses	49,586,910	10,395,118		-	(5)	5,073,333	65,055,361
Gain (Loss) from operations	$14,494,302	$(526,247)		$-		$(5,073,333)	$8,894,722

Other income (expense)
Interest expense	(49,346)	(12,400)		-	(6), (7), (8)	(2,529,652)	(2,591,398)
Interest earned	50,566	57,004		-			107,570
Foreign exchange gain (loss)	319,402	(7,801)		-		-	311,601
Other income (expense)	1,397,013	-		-		-	1,397,013
Total other income (expense)	$1,717,635	$36,803		$-		$(2,529,652)	$(775,214)

Net income before taxes	$16,211,937	$(489,444)		$-		$(7,602,985)	$8,119,508

Income tax expense	1,323,579	683,306		-		-	2,006,885
Net income	$14,888,358	$(1,172,750)		$-		$(7,602,985)	$6,112,623

Less: net income attributable to noncontrolling interest	70,662	-		-		-	70,662

Net income attributable to GMGI/Meridian shareholders	$14,817,696	$(1,172,750)		$-		$(7,602,985)	$6,041,961
							-
Weighted average number of common shares outstanding - basic	100	35,420,696		-		84,641,857	120,062,653
Weighted average number of common shares outstanding - diluted	100	35,420,696		-		86,651,857	122,072,653

Net earnings per common share - basic	148,176.96	(0.03)					0.05
Net earnings per common share - diluted	148,176.96	(0.03)					0.05

Net income	$14,888,358	$(1,172,750)		$-		$(7,602,985)	$6,112,623
Foreign currency translation adjustments	(1,559,174)	132,588					(1,426,586)
Comprehensive income (loss)	$13,329,184	$(1,040,162)		$-		$(7,602,985)	$4,686,037
Less: Net income attributable to noncontrolling interest	(70,662)	-		-		-	(70,662)
Comprehensive income (loss) attributable to GMGI/Meridian	$13,258,522	$(1,040,162)		$-		$(7,602,985)	$4,615,375

See accompanying notes to unaudited pro forma condensed combined financial statements.

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. Description of the Acquisition

On January 11, 2023, Golden Matrix Group, Inc. [GMGI] (the “Company” or “Golden Matrix”), a Nevada corporation, entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Aleksandar Milovanović, Zoran Milosevic and Snežana Božović (collectively, the “Sellers”), the owners of (a) Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia; (b) Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; (c) Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and (d) Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “Meridian Companies”).

The Original Purchase Agreement was subsequently amended and restated by the parties on June 29, 2023, by the entry into an Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023, as amended by the First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital dated September 22, 2023 (as amended, the “Purchase Agreement”), between the Company and the Sellers, the terms of which are discussed here.

Pursuant to the Purchase Agreement, the Sellers agreed to sell the Company 100% of the outstanding capital stock of each of the Meridian Companies in consideration for (a) a cash payment of $30 million, due at the initial closing of the Purchase Agreement (the “Closing”); (b) 82,141,857 restricted shares of the Company’s common stock (the “Closing Shares”), due at the Closing; (c) 1,000 shares of a to be designated series of Series C preferred stock of the Company (the “Series C Voting Preferred Stock”), due at the Closing; (d) $5,000,000 in cash and 5,000,000 restricted shares of Company common stock (the “Post-Closing Shares”), due within five business days following the six month anniversary of the Closing, if (and only if) the Company has determined that: the Sellers and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith (the “Contingent Post-Closing Consideration”); (e) $20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing (the “Non-Contingent Post-Closing Consideration”); and (f) promissory notes in the amount of $15,000,000 (the “Promissory Notes”) issuable to the Sellers, due 24 months after the Closing (the “Purchase”).

The Closing is required to occur prior to March 31, 2024, or such other later date as may be approved by the mutual consent of the Parties.

Upon the Closing, the Sellers will collectively own approximately 69.2% of the Company’s then outstanding shares of common stock (with Aleksandar Milovanović (“Milovanović”) owning 58.8%), and 67.0% of the Company’s then outstanding voting shares (with Milovanović owning 57.0%). Assuming the Post-Closing Shares are issued, the Sellers will collectively own approximately 70.4% of the Company’s then outstanding shares of common stock (with Milovanović owning 59.9%), and 68.2% of the Company’s then outstanding voting shares (with Milovanović owning 58.0%). The above percentages are based on the Company’s currently outstanding shares of common stock and voting shares. Therefore, as a result of the Purchase, the Sellers will become the majority stockholders of the Company and will receive rights to appoint certain persons to the Board of Directors of the Company. The Purchase will be accounted for as a reverse merger and recapitalization of GMGI under Accounting Standards Codification (“ASC”) Topic 805, “Business Combinations” (“ASC 805”), with Meridian as the accounting acquirer.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Securities and Exchange Commission (SEC) Regulation S-X. The historical financial information has been adjusted in the accompanying unaudited pro forma condensed combined financial information to give effect to unaudited pro forma events that are:

●	directly attributable to the acquisition;
●	factually supportable; and
●	with respect to the unaudited pro forma condensed combined statement of operations, expected to have a continuing impact on the results of operations of the combined company.

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The pro forma financial information contemplates certain financing transaction(s) by GMGI prior to the acquisition in order to meet the cash payment amount of $30 million due at closing as defined in the Purchase Agreement.

The acquisition will be treated as a business combination for accounting purposes, with the Meridian Companies being deemed the accounting acquirer and GMGI being deemed the accounting acquiree. Therefore, the historical basis of the Meridian Companies’ assets and liabilities will not be remeasured as a result of the acquisition. In identifying the Meridian Companies as the acquiring entity, the companies considered the structure of the acquisition, the relative equity ownership and the largest portion of the voting rights, in the combined companies after the closing of the acquisition, along with the composition of the board of directors.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with ASC 805, which requires, among other things, that assets acquired, and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The acquisition method of accounting uses the fair value concepts defined in ASC Topic 820, “Fair Value Measurement” (“ASC 820”). Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are assumed to be buyers or sellers in the most advantageous market for the asset or liability. Fair value measurement for an asset assumes the highest and best use by these market participants.

Fair value measurements can be highly subjective, and it is possible the application of reasonable judgment could develop different assumptions resulting in a range of alternative estimates using the same facts and circumstances.

Fair value estimates were determined based on preliminary discussions between the Meridian Companies and GMGI management, and a preliminary valuation of GMGI’s assets and liabilities using October 31, 2023, as the measurement date. The allocation of the aggregate acquisition consideration used in the preliminary unaudited pro forma condensed combined financial information is based on preliminary estimates. The estimates and assumptions are subject to change as of the effective time of the acquisition. The final determination of the allocation of the aggregate acquisition consideration will be based on the actual tangible and intangible assets and the liabilities of GMGI at the effective time of the acquisition. Refer to Note 4 for additional information.

For pro forma purposes, the valuation of consideration transferred is based on, among other things, the number of GMGI common shares outstanding and price per share as of January 19, 2024. Refer to Note 4 for additional information. This is used for pro forma purposes only. The consideration transferred will ultimately be based on the number of GMGI common shares outstanding and price per share as of the closing of the Purchase Agreement, which could materially change from the assumptions included in this pro forma financial information. Additionally, for the purposes of this pro forma financial information, the consideration transferred ascribes no value to outstanding out-of-the-money GMGI Warrants and GMGI Options that are not converted to equity based on value of the exercise price of the instruments as compared to the market price of GMGI’s shares.

The unaudited pro forma condensed combined balance sheet data gives effect to the acquisition as if it had occurred on October 31, 2023. The Meridian Companies balance sheet information included in the unaudited pro forma condensed combined balance sheet as of September 30, 2023, was derived from Meridian Company’s unaudited September 30, 2023 condensed consolidated balance sheet, included elsewhere in this Proxy Statement and includes the effects of the acquisition of GMGI by the Meridian Companies, which is required to be consummated prior to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties.  The GMGI consolidated balance sheet information included in the unaudited pro forma condensed combined balance sheet as of October 31, 2023, was derived from GMGI’s audited October 31, 2023, condensed consolidated balance sheet.

The unaudited pro forma condensed combined statements of operations data for the year ended October 31, 2023, give effect to the acquisition as if it had occurred on November 1, 2022.

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The information included in the unaudited pro forma condensed combined statement of operations for the year ended October 31, 2023, includes (i) the condensed consolidated statement of operations of the Meridian Companies for the twelve-month period ended September 30, 2023, which was derived from their unaudited condensed consolidated statements of operations for that period and included elsewhere in this Proxy Statement.  This period includes the results of operations of the Meridian Companies for the three months ended December 31, 2022, and (ii) the condensed consolidated statement of operations of GMGI for the year ended October 31, 2023, which was derived from their audited condensed consolidated statements of operations for that period.

The unaudited pro forma condensed combined financial information is presented solely for informational purposes and is not necessarily indicative of the combined results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company. The unaudited pro forma condensed combined financial information has not been adjusted to give effect to certain expected financial benefits of the acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve these benefits, including the cost of integration activities. The unaudited pro forma condensed combined financial information does not reflect possible adjustments related to restructuring or integration activities that have yet to be determined or transaction or other costs following the combination that are not expected to have a continuing impact on the business of the combined company.

The information, included in the Meridian Companies’ unaudited pro forma condensed combined statement of operations for the twelve-month period ended September 30, 2023, includes the condensed consolidated Statement of Operations of the Meridian Companies for the nine-month period ended September 30, 2023, and the three-month period ending December 31, 2022.  The table below depicts the Combined Statement of Operations for the nine-month period ending September 30, 2023, and the three-month period ending December 31, 2022, which were combined to present unaudited pro forma condensed combined statement of operations information for the twelve-month period ended September 30, 2023:

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Meridian Companies
Unaudited Pro Forma Condensed Combined Statement of Operations
Twelve Months Ended September 30, 2023

	9 Months Ended	3 Months Ended	12 Months Ended
	September 30,	December 31,	September 30,
	2023	2022	2023

Sales	$67,724,779	$19,838,393	$87,563,172
Cost of goods sold	(17,943,260)	(5,538,700)	(23,481,960)
Gross profit (loss)	$49,781,519	$14,299,693	$64,081,212

Operating expenses
Selling, general and administrative expenses	37,797,023	11,789,886	49,586,910
Gain (Loss) from operations	$11,984,496	$2,509,806	$14,494,302

Other income (expense)
Interest expense	(31,930)	(17,416)	(49,346)
Interest earned	35,532	15,034	50,566
Foreign exchange gain (loss)	320,852	(1,450)	319,402
Other income (expense)	725,372	671,641	1,397,013
Total other income (expense)	$1,049,826	$667,809	$1,717,635

Net income before taxes	$13,034,322	$3,177,615	$16,211,937

Income tax expense	1,148,270	175,309	1,323,579
Net income	$11,886,052	$3,002,306	$14,888,358

Less: net income (loss) attributable to noncontrolling interest	171,159	(100,497)	70,662

Net income attributable to Meridian owners	$11,714,893	$3,102,803	$14,817,696

Weighted average number of common shares outstanding - basic	100	100	100
Weighted average number of common shares outstanding - diluted	100	100	100

Net earnings per common share - basic	117,149	31,028	148,177
Net earnings per common share - diluted	117,149	31,028	148,177

Net income	$11,886,052	$3,002,306	$14,888,358
Foreign currency translation adjustments	(5,102,738)	3,543,564	(1,559,174)
Comprehensive income	$6,783,314	$6,545,870	$13,329,184
Less: Net income (loss) attributable to noncontrolling interest	(171,159)	100,497	(70,662)
Comprehensive income (loss) attributable to Meridian	$6,612,155	$6,646,367	$13,258,522

See accompanying notes to unaudited pro forma condensed combined financial statements.

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3. Accounting Policies

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies of GMGI. Following the acquisition, the combined company will conduct a review of accounting policies of the Meridian Companies in an effort to determine if differences in accounting policies require further reclassification of results of operations or reclassification of assets or liabilities to conform to GMGI’s accounting policies and classifications. As a result of that review, the combined company may identify differences among the accounting policies of the companies that, when conformed, could have a material impact on the unaudited pro forma condensed combined financial information.

4. Purchase price allocation

Fair Value of Total Estimated Consideration Transferred

The Purchase will be accounted for as a reverse merger and recapitalization of GMGI under ASC 805, with Meridian as the accounting acquirer. The consideration transferred to the accounting acquiree (GMGI) consists of the outstanding shares of common stock of GMGI immediately prior to closing of the transaction as noted below:

The fair value per share of GMGI’s common stock was assumed for pro forma purposes to be $2.12 per share based on the closing price of the Company’s common stock at January 19, 2024.

Purchase Consideration	Amounts
Fair value of common shares issued (36,162,932 shares of GMGI Common Stock outstanding at October 31, 2023 @ $2.12 per share based on January 19, 2024 closing price)	$76,665,416
Total consideration	$76,665,416

Other Consideration

The remaining consideration under the Purchase Agreement with the Sellers will be accounted for as an equity distribution to the shareholders, and consists of the following:

Equity Distribution	Amounts
Cash paid at closing	$30,000,000
Promissory notes	15,000,000
Preferred shares issued (1,000 shares of GMGI Preferred Stock @ $2.12 per share as if Preferred Stock converted 1:1 for GMGI Common Stock)	2,120
Fair value of contingent cash consideration to be paid post-closing	5,000,000
Fair value of contingent common shares consideration to be paid post-closing (5,000,000 shares of GMGI Common Stock @ $2.12 per share)	10,600,000
Fair value of non-contingent cash consideration to be paid 12 months post-closing	10,000,000
Fair value of non-contingent cash consideration to be paid 18 months post-closing (PV of $10,000,000 due 18 months from closing at a discount rate (IBR) of 12.5%)	8,380,525
Total equity distribution	$78,982,645

Purchase Price Allocation

The following is a preliminary estimate of the allocation of the purchase price to acquired identifiable assets and assumed liabilities, which includes preliminary acquisition method of accounting adjustments to reflect the fair value of intangible assets acquired at the time of the acquisition:

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The preliminary allocation of the purchase price to net assets is summarized below:

Purchase Price Allocation	Amounts
Cash and cash equivalents	$17,100,280
Account receivable, net	3,882,629
Property, plant & equipment	46,447
Other assets	1,926,410
Accounts payable and accrued liabilities	(3,337,059)
Other liabilities	(1,142,364)
Net tangible assets	$18,476,343
Goodwill & intangible assets	58,189,073
Fair value of total estimated purchase consideration transferred	$76,665,416

The preliminary estimated fair value of goodwill and intangibles of $58,189,073 represents an increase of $45,562,022 from GMGI’s book value of $12,627,051 of goodwill and intangible assets prior to the acquisition. The acquired identified intangible assets are expected to be comprised of the following:

Description	Useful Life	Value
Goodwill		$27,797,073
Trade names and trademarks	10	9,700,000
Developed technology	5	3,100,000
Customer relationships	5	17,400,000
Non-compete Agreement	3	10,000
Total		$58,189,073

The fair value estimate for all identifiable intangible assets is preliminary and is based on assumptions that market participants would use in pricing an asset, based on the most advantageous market for the asset (i.e., its highest and best use). This preliminary fair value estimate could include assets that are not intended to be used, may be sold, or are intended to be used in a manner other than their best use. The final determination of fair value of intangible assets, as well as estimated useful lives, remains subject to change. The finalization may have a material impact on the valuation of intangible assets and the purchase price allocation, which is expected to be finalized subsequent to the acquisition. No amortization or impairment of goodwill was considered in the unaudited pro forma condensed combined financial information.

The final purchase consideration will be based on the GMGI closing price per share on the date of the closing of the Purchase Agreement. Accordingly, the purchase consideration and goodwill are expected to change significantly if the trading price of GMGI’s common stock fluctuates materially from the January 19, 2024 value of $2.12 per share.

5. Unaudited Pro Forma Condensed Combined Adjustments

The following provides explanations of the various adjustments to the unaudited pro forma condensed combined financial information:

Pro Forma Combined Balance Sheet Adjustments

(1)

To record $12 million loan, funded at $10 million resulting in a $2 million loan discount (to be amortized over with a 2-year term) less Transaction Fee of 3% ($300,000) and Financial Advisor Fees of 6% ($600,000) for a net funded amount of $9,100,000.

(2)	To reflect payment of other consideration to the Sellers of the Meridian Companies as an equity distribution of the Company, as discussed in Note 4.
(3)	To reflect the preliminary purchase price allocation and recapitalization of GMGI as part of the reverse merger accounting. See Note 4.
(4)	To remove historical accumulated deficit and accumulated other comprehensive income of GMGI as part of reverse merger accounting and reflect the recapitalization of GMGI after closing.

232

Pro Forma Combined Statement of Operations Adjustments

(5)	To record amortization of intangible assets (of $30,210,000). Twelve-month amortization amounts to $5,073,333.
(6)	To record the amortization of Transaction Fee of 3% and Financial Advisory Fee of 6% of the net $12 million, 2-year loan, less $2 million discount ($12 million loan less $2 million discount = $10,000,000 funded amount x 9% = $900,000 Transaction and Advisory fee). Twelve-month amortization amounts to $450,000.
(7)	To record the amortization of non-current, non-contingent debt discount of $1,619,475 ($10,000,000 discounted at 12.5% over 18 months amounts to $8,380,525). Twelve-month amortization of the discount is $1,079,652.
(8)	To record the interest expense of amortization of $2 million, 2-year, loan discount: twelve-month interest of $1 million.

The above pro forma financial statements should be read in conjunction with:

•	the accompanying notes to the Unaudited Pro Forma Consolidated Financial Statements;

•

the unaudited pro forma consolidated financial statement data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of Golden Matrix for the year ended October 31, 2023 and 2022, each of which are incorporated by reference herein, see “Where You Can Find More Information; Incorporation of Information by Reference”, below;

•

the unaudited financial statements of the Meridian Companies as of September 30, 2023, and for the nine months ended September 30, 2023, and the audited financial statements of the Meridian Companies as of December 31, 2022, and for the years ended December 31, 2022 and 2021, each included below under the heading “Index to Financial Statements of the Meridian Companies”, below; and

The unaudited pro forma consolidated financial statements included herein constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See the sections of this Proxy Statement titled “Risk factors” and “Cautionary Statement Concerning Forward-Looking Statements”.

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FINANCING OF THE PURCHASE

We anticipate paying the $30,000,000 due at Closing, the $20 million of post-closing non-contingent consideration, the $5 million of post-closing contingent consideration, and the $15 million of Promissory Notes, from a variety of potential sources, including cash on hand of Golden Matrix, funds raised through the Potential Offerings, discussed in further detail under “Proposal No. 3: Approval of the Issuance of  More Than 20% of the Company’s Issued and Outstanding Common Stock in Connection with Certain Offerings”, potential debt borrowings, and the potential reallocation of up to $20 million of cash on hand of the Meridian Companies at Closing, in the sole discretion of the Sellers, as discussed in greater detail under “The Purchase—Potential Reallocation of the Meridian Companies’ Cash on Hand at Closing to Pay a Portion of the Purchase Price”.

Our ability to consummate the Purchase is dependent on our ability to obtain sufficient funds to pay the $30 million Closing cash payment, the $20 million of post-closing non-contingent consideration, the $5 million of post-closing contingent consideration, and the $15 million of Promissory Notes which will be issued at Closing.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders, it must be received by our Secretary, no later than the 120th day preceding the one-year anniversary on the date on which our Proxy Statement for the 2023 Annual Meeting was released to the Company’s shareholders, or by no later than April 24, 2024, unless the date of the 2024 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2023 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s Proxy Statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between July 12, 2024 and the close of business on August 11, 2024 for the 2024 annual meeting of stockholders. In the event that the 2024 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2023 annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, in the event public announcement of the date of such annual meeting is first made by the Company fewer than 70 days prior to the date of such annual meeting, the close of business on the 10th day following the day on which public announcement of the date of such 2024 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

234

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov and available by request to the Secretary at 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103.

In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Secretary in writing not later than August 12, 2024 to comply with the other requirements of Rule 14a-19(b), or if the date of the 2024 annual meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting is first made.

All submissions to, or requests from, the Secretary of the Company should be made to: Golden Matrix Group, Inc., 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103.

The Chairperson of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2024 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2024 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

OTHER MATTERS

As of the date of this Proxy Statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he or she intends to oppose the action taken by the Company set forth in this Proxy Statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single Proxy Statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement, please notify your broker, or direct your written request to Golden Matrix Group, Inc., 3651 S. Lindell Road, Suite D131, Las Vegas, Nevada 89103, Attention: Investor Relations, or by telephone at (702) 318-7548 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

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WHERE YOU CAN FIND MORE INFORMATION;

INCORPORATION OF INFORMATION BY REFERENCE

We file annual, quarterly, and current reports, Proxy Statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investors,” “SEC Filings” page of our website at https://goldenmatrix.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this Proxy Statement.

This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in this Proxy Statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Proxy Statement. This Proxy Statement is dated [●], 2024. No assumption should be made that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this Proxy Statement.

This document is a Proxy Statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Purchase, the Company, the Sellers or the Meridian Companies that is different from, or in addition to, the information or representations contained in this Proxy Statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them.

Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the Proxy Statement, unless that information is also in this document.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement or incorporated by reference subsequent to the date of this Proxy Statement. This Proxy Statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this Proxy Statement.

The following Company filings with the SEC are incorporated by reference:

•	the Company’s Annual Report on Form 10-K for the year ended October 31, 2023, filed with the SEC on January 17, 2024; and

•	the Company’s Current Reports on Form 8-K filed with the SEC on January 12, 2023, March 31, 2023, June 30, 2023, September 28, 2023, October 20, 2023, and January 23, 2024.

236

We also incorporate by reference into this Proxy Statement each additional document that we may file with the SEC under Sections 13(a), 14 or 15(d) of the Exchange Act between the date of this Proxy Statement and the earlier of the date of the Special Meeting or the termination of the Purchase Agreement. These documents include annual, quarterly and current reports (other than Current Reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein), Proxy Statements, proxy solicitation materials and other information.

These SEC filings are available to the public from commercial document retrieval services and at www.sec.gov.

You may also obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

Golden Matrix Group, Inc.

3651 S. Lindell Road, Suite D131

Las Vegas, Nevada 89103

Attn: Anthony Brian Goodman, Chief Executive Officer

Email: Brian@goldenmatrix.com

Phone: (702) 318-7548

If you are a stockholder of the Company and would like to request documents, please do so by 5:00 p.m., Pacific Standard Time, [●], 2024, in order to receive them before the Special Meeting.

This document is a Proxy Statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Purchase, the Company or the Sellers that is different from, or in addition to, the information or representations contained in this Proxy Statement or in any of the materials that we have incorporated by reference into this Proxy Statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. The information contained in this Proxy Statement speaks only as of the date of this document unless the information specifically indicates that another date applies.

Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the Proxy Statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is not lawful to make any solicitation in that jurisdiction. The delivery of this Proxy Statement should not create an implication that there has been no change in the affairs of Golden Matrix since the date of this Proxy Statement or that the information herein is correct as of any later date.

MISCELLANEOUS

The Company has supplied all information relating to the Company and the Sellers have supplied, and the Company has not independently verified, all of the information relating to the Meridian Companies and the Sellers contained in this Proxy Statement.

237

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT IN VOTING YOUR SHARES OF OUR COMMON STOCK AND PREFERRED STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [__________], 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS PROXY STATEMENT), AND THE SENDING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY. THIS PROXY STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO OR FROM ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION.

* * * * *

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, FAX, BY TELEPHONE OR IF YOU RECEIVED A PROXY CARD, BY SIGNING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF COMMON STOCK ARE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

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F-1

Meridianbet Group
Consolidated Balance Sheets
	As of	As of
	September 30, 2023	December 31, 2022
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$16,339,964	$13,109,447
Account receivable, net	2,298,376	2,192,287
Account receivable - related party, net	657,248	467,549
Taxes receivable	636,389	980,431
Inventory	116,823	122,238
Prepaid assets	465,220	499,369
Other current assets	1,986,378	1,566,394
Total current assets	22,500,398	18,937,715

Non-Current assets:
Goodwill & intangible assets, net	12,548,857	9,659,671
Property, plant & equipment, net	25,709,684	24,909,316
Investments	258,002	261,997
Deposits	5,287,769	4,933,611
Financing lease right-of-use assets	3,613,081	4,839,534
Other non-current assets	21,058	49,764
Total non-current assets:	47,438,451	44,653,894

Total assets	$69,938,849	$63,591,609

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$7,120,370	$7,352,342
Current portion of financing lease liability	2,186,805	2,039,336
Due to owners	-	137,114
Taxes payable	2,573,947	2,550,960
Due to related parties	-	3,200
Other current liabilities	480,470	504,665
Total Current liabilities	12,361,592	12,587,617

Non- Current liabilities:
Non-current portion of financing lease liability	964,770	2,570,567
Other non-current liabilities	392,495	1,368,577
Total non-current liabilities	1,357,265	3,939,144

Total liabilities	13,718,857	16,526,761

Owners' equity:
Additional paid in capital	3,045,729	3,045,729
Accumulated other comprehensive loss	(5,450,197)	(4,133,352)
Accumulated earnings	57,696,166	47,393,096
Total owners' equity	55,291,698	46,305,473
Noncontrolling interests	928,294	759,375
Total equity	56,219,992	47,064,848
Total liabilities and equity	$69,938,849	$63,591,609

See accompanying notes to consolidated financial statements

F-2

Meridianbet Group
Consolidated Statements of Operations and Comprehensive Income
(Unaudited)
	Nine Months Ended
	September 30,
	2023	2022

Sales	$67,724,779	$55,091,263
Cost of goods sold	(17,943,260)	(13,873,818)
Gross profit (loss)	49,781,519	41,217,445

Operating expenses
Selling, general and administrative expenses	12,476,599	9,439,821
Salaries and wages	10,617,553	7,918,667
Professional fees	1,405,627	1,508,438
Marketing expenses	9,055,553	5,088,376
Rents and utilities	4,132,949	3,480,119
Bad debt expense	108,742	318,000
Total operating expenses	37,797,023	27,753,421
Income from operations	11,984,496	13,464,024

Other income (expense)
Interest earned	35,532	17,531
Interest expense	(31,930)	(25,883)
Foreign exchange gain (loss)	320,852	75,715
Other income (expense)	725,372	381,780
Total other income (expense)	1,049,826	449,143

Net income before taxes	13,034,322	13,913,167

Income tax expense	1,148,270	939,528
Net income	$11,886,052	$12,973,639

Net income attributable to noncontrolling interest	171,159	291,585

Net income attributable to Meridianbet owners	$11,714,893	$12,682,054

Net income	11,886,052	12,973,639
Foreign currency translation adjustments	(5,450,198)	(7,710,746)
Comprehensive income	6,435,854	5,262,893
Less: Net income attributable to noncontrolling interest	(171,159)	(291,585)
Comprehensive income attributable to Meridianbet	$6,264,695	$4,971,308

See accompanying notes to consolidated financial statements.

F-3

Meridianbet Group
Consolidated Statement of Owners’ Equity
(Unaudited)
For the Nine Months Ended September 30, 2023

	Additional Paid In Capital	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings	Total Equity of Meridianbet	Non-controlling interest	Total Owners' Equity

Balances December 31, 2022	3,045,729	(4,133,352)	47,393,096	46,305,473	759,375	47,064,848

Non-controlling interest				-	171,159	171,159
Other comprehensive income		(1,316,845)		(1,316,845)		(1,316,845)
Dividends			(1,411,823)	(1,411,823)	(2,240)	(1,414,063)
Profit for the year			11,714,893	11,714,893		11,714,893
Balances September 30, 2023	3,045,729	(5,450,197)	57,696,166	55,291,698	928,294	56,219,992

Meridianbet Group
Consolidated Statement of Owners’ Equity
(Unaudited)
For the Nine Months Ended September 30, 2022

	Additional Paid In Capital	Share capital receivable	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings	Total Equity of Meridianbet	Non-controlling interest	Total Owners' Equity

Balances December 31, 2021	3,045,729	(1,575,593)	(2,727,352)	38,392,330	37,135,114	576,040	37,711,154

Non-controlling interest					-	291,585	291,585
Other comprehensive income			(4,983,394)		(4,983,394)		(4,983,394)
Share capital receivable		1,575,593			1,575,593		1,575,593
Dividends				(4,889,340)	(4,889,340)	12,123	(4,877,217)
Profit for the year				12,682,054	12,682,054		12,682,054
Balances September 30, 2022	3,045,729	-	(7,710,746)	46,185,044	41,520,027	879,748	42,399,775

See accompanying notes to consolidated financial statements.

F-4

Meridianbet Group
Consolidated Statements of Cash Flow
(Unaudited)
	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net income	$11,886,052	$12,973,639
Adjustments to reconcile net income to cash provided by operating activities:
Amortization of intangible assets	1,357,453	1,234,241
Depreciation	2,670,258	2,452,745
Income tax	1,148,270	939,528
Bad debt expense	108,742	303,575
Changes in operating assets and liabilities:
Changes in accounts receivable	(214,831)	143,887
Change in accounts receivable - related party	(189,697)	(125,427)
Change in taxes receivable	344,042	(332,913)
Change in due from owners	-	(601,268)
Change in prepaid expenses	34,149	(280,636)
Change in other current assets	(419,984)	543,052
Change in inventories	5,415	(9,051)
Change in deposits	(354,158)	1,694,549
Change in other non-current assets	28,707	1,705,140
Change in accounts payable & accrued expenses	(231,972)	(107,914)
Change in accounts payable - related party	(3,200)	-
Change in taxes payable	22,987	216,545
Change in other current liabilities	(24,195)	225,293
Change in due to owners	(137,114)	(154,736)
Change in other liabilities	(976,082)	(2,147,712)
Change in right to use liability - current	147,469	1,126,336
Change in right to use liability - non-current	1,265,363	(399,389)
Net cash provided by operating activities	$16,467,674	$19,399,484

Cash flows from investing activities
Cash paid for intangible assets	(4,261,243)	(1,921,313)
Cash paid for investments	3,995	33,505
Cash paid for property, plant and equipment	(3,470,626)	(2,605,403)
Cash paid for taxes	(1,148,270)	(1,373,220)
Net cash provided by (used in) investing activities	$(8,876,144)	$(5,866,431)

Cash flows from financing activities:
Issuance of share capital	-	1,575,593
Repayment of lease	(1,644,714)	(1,431,425)
Payments of dividends	(1,414,063)	(4,877,217)
Net cash provided by (used in) financing activities	$(3,058,777)	$(4,733,049)

Foreign currency translation	(1,302,236)	(4,847,078)

Net increase (decrease) in cash and cash equivalents	3,230,517	3,952,927
Cash and cash equivalents at beginning of year	13,109,447	9,533,267
Cash and cash equivalents at end of year	$16,339,964	$13,486,194

Supplemental cash flows disclosures
Interest paid	31,930	67,658
Tax paid	936,212	1,103,463

See accompanying notes to consolidated financial statements.

F-5

Meridianbet Group

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – BASIS OF PRESENTATION AND ACCOUNTING POLICIES

Organization and Operations

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd (“Meridian Tech d.o.o.”) (together with its consolidated subsidiaries, collectively, “Meridianbet Group”, “Meridian”, “MB”, “we”, “our”, “us”, or “Company”) is a private limited company formed and registered in and under the laws of the Republic of Serbia.  Its subsidiaries include Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridianbet Group”).  The owners of Meridianbet Group are Aleksandar Milovanović, Zoran Milošević and Snežana Božović who own 85%, 10% and 5% of Meridian Group, respectively. The Meridianbet Group operates online sports betting, online casino, and gaming operations and are currently licensed and operating in more than 15 jurisdictions across Europe, Africa and Central and South America.

The Meridianbet Group is a well-established brand and operator in the sports betting and gaming industry, spanning across 15 markets in Europe, Central and South America, and Africa. The companies employ approximately 1,100 personnel, operating both online (mobile and web) and via around 700 Meridianbet Group-owned or franchised betting shops, with a primary focus (in those shops) on sports betting, online casino games, and virtual games. Of those 700 shops, approximately 250 are owned by the Meridianbet Group (and their subsidiaries) and approximately 450 shops are owned by franchisees. This is complemented by a variety of slot machines and online casino, eSports, fixed odds games, and other entertainment options, contingent on the regulatory parameters of the specific jurisdictions. While sports betting is a primary focus, Meridianbet’s Group online casino revenue has grown significantly over the past couple of years.

On January 11, 2023, the owners of the Meridianbet Group, (“Sellers”) entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Golden Matrix Group, Inc. (“GMGI”).  GMGI is incorporated and registered in the State of Nevada, in the United States of America, and operates as (i) an innovative provider of enterprise Software-as-a-Service (“SaaS”) solutions for online casino operators and online sports betting operators, commonly referred to as iGaming operators and, (ii) a provider of pay to enter prize competitions in the United Kingdom (UK).

 The Original Purchase Agreement was amended and restated by the parties on June 28, 2023, by the entry into an Amended and Restated Sale and Purchase Agreement of Share Capital (the “Purchase Agreement”).  On September 27, 2023, the Sellers and GMGI entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). Pursuant to the Meridianbet Purchase Agreement and the First Amendment, GMGI agreed to purchase, from the Sellers, 100% of the Company’s outstanding capital stock of each of the Meridianbet Group companies in consideration for:

(a)

a cash payment of $30 million, due at the closing of the Amended and Restated Meridian Purchase Agreement; however, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by GMGI at the closing of the Amended and Restated Purchase Agreement, may be paid from Meridianbet Group’s cash on hand at closing, including from the $10 million of cash the Sellers are required to have as of the Closing pursuant to the terms of the Amended and Restated Purchase Agreement;

(b)	82,141,857 restricted shares of GMGI’s common stock, with an agreed upon value of $3.00 per share, due at the Closing;
(c)	1,000 shares of a to be designated series of Series C preferred stock of GMGI, due at the Closing;
(d)

$5,000,000 in cash and 5,000,000 restricted shares of GMGI common stock, due within five business days following the six month anniversary of the Closing, if (and only if) GMGI has determined that the Sellers and Meridianbet Group are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

(e)	$20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and
(f)

promissory notes in the aggregate amount of $15,000,000 issuable to the Sellers, due 24 months after the Closing. The Closing is required to occur prior to March 31, 2024, unless extended by the mutual consent of the parties. The transaction is described in greater detail below under “NOTE 15 – SALE AND PURCHASE AGREEMENT OF SHARE CAPITAL”

F-6

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, and its subsidiaries which include:

•

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd (Meridian Tech d.o.o.- Parent Co), a private limited company formed and registered in and under the laws of the Republic of Serbia, with direct subsidiaries of:

o	P&T Ltd (Serbia)
o	Meridian Tech (Bosnia)
o	Meridian Bet Brcko (Bosnia)
o	Expanse Studios (Serbia)
o	Meridian Tech (PYT) LTD (South Africa)

•

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, with direct subsidiaries of:

o	Meridian WorldWide (Cyprus)
o	Bit Tech Ltd (Tanzania)

•	Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, with direct subsidiaries of:

o	Meridian Gaming (Malta)
o	My Best Odds (Belgium)
o	Meridian Gaming (Peru)
o	Global Meridian Gaming (Curacao)
o	Meridian Gaming (Colombia)

•	Fair Champions Meridian Ltd (Cyprus) Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus

The descriptions of the ownership and the percentages of ownership are identified below. All intercompany transactions and balances have been eliminated.

Company	Country	Ownership
Meridian Tech d.o.o. – Parent Company - Main	Serbia	100%
Subsidiary: P&T Ltd.	Serbia	100%
Subsidiary: Meridian Tech	Bosnia & Herzegovina	100%
Subsidiary: Meridian Bet Brcko	Bosnia & Herzegovina	100%
Subsidiary: Expanse Studios	Serbia	100%
Subsidiary: Meridian Tech (PYT) LTD	South Africa	100%
Meridianbet – Parent Company	Montenegro	100%
Subsidiary: Meridian WorldWide Ltd.	Cyprus	90%
Subsidiary: Bit Tech Ltd.	Tanzania	100%
Meridian Gaming Holdings Ltd. – Parent Company	Malta	100%
Subsidiary: Meridian Gaming Ltd.	Malta	100%
Subsidiary: My Best Odds BVBA	Belgium	85%
Subsidiary: Meridian Gaming S.A.C.	Peru	75.50%
Subsidiary: Global Meridian Gaming	Curacao	100%
Subsidiary: Fair Champions Meridian Ltd.	Cyprus	51%
Meridian Gaming (CY) Ltd.	Cyprus	100%

F-7

Business Combination - Acquisitions of remaining interest in Meridian Tech d.o.o. (Bosnia & Herzegovina) and Meridian Gaming Holdings Ltd. (Malta)

•	Meridian Tech d.o.o. (Bosnia & Herzegovina)

Effective February 14, 2022, Meridian Tech d.o.o. (Serbia) acquired the remaining 23.65% of Meridian Tech d.o.o. (Bosnia & Herzegovina).  Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

•	Meridian Gaming Holdings Ltd. (Malta)

Effective March 4, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired Meridian Gaming Holdings Ltd. (Malta) and its subsidiaries.

 Formation of New Businesses

Effective November 11, 2022, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech d.o.o. (Bosnia & Herzegovina).

Effective September 30, 2022, Expanse Studio Ltd. (Serbia) was formed whose operations include lease of computer games, and they are a subsidiary of Meridian Tech d.o.o. Serbia.

Effective April 26, 2021, Meridian Tech South Africa Ltd (South Africa) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech d.o.o. (Serbia).

The Company accounts for business combinations using the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, “Business Combinations”. Identifiable assets acquired, and liabilities assumed, in a business combination are measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling interest. Any adjustments to the purchase price allocation are made during the measurement period, not exceeding one year from the acquisition date, in accordance with ASC 805. The Company recognizes any non-controlling interest in the acquired subsidiary at fair value. The excess of the purchase price and the fair value of non-controlling interest in the acquired subsidiary over the fair value of the identifiable net assets of the subsidiary is recognized as goodwill. Identifiable assets with finite lives are amortized over their useful lives. Acquisition-related costs are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include contingent liability, stock-based compensation, warrant valuation, accrued expenses and collectability of accounts receivable. The Company evaluates its estimates on an on-going basis and bases its estimates on historical experience and on various other assumptions the Company believes to be reasonable. Due to inherent uncertainties, actual results could differ from those estimates.

Cash

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company currently has no cash equivalents at September 30, 2023, and December 31, 2022.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable balance. The Company determines the allowance based on known troubled accounts, historical experience, and other currently available evidence. As of September 30, 2023, and December 31, 2022, the allowance for doubtful accounts was $48,407 and $143,899, respectively. During the nine months ended September 30, 2023 and 2022, there was $108,742 and $303,575 of bad debt expense recorded.

F-8

Software Development Costs

The Company capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by ASC 985-20-25 “Costs of Software to Be Sold, Leased, or Marketed”, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product. During the nine months ended September 30, 2023, and the twelve months ended December 31, 2022, respectively, software development costs of $3,838,211 and $3,105,223, were incurred and capitalized.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1.	Significant underperformance compared to historical or projected future operating results;
2.	Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and
3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives. The Company incurred amortization expense of $1,357,453 and $1,234,241 during the nine months ended September 30, 2023 and 2022.

Inventories

 The Company’s inventory is composed of goods for retail bars.  Inventory is stated at the lower of cost or net realizable value, using the first-in, first-out (“FIFO”) method. Costs include expenditures incurred in the normal course of business in bringing inventory to their present location and condition. Full provision is made for obsolete and slow-moving items. Net realizable value comprises actual or estimated selling price (net of discounts) less all costs to complete. Inventory was $116,823 and $122,238 at September 30, 2023, and December 31, 2022, respectively.

Property, Plant and Equipment

Plant and machinery, fixtures, fittings, and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is computed pursuant to the straight-line method over the useful life as follows:

Useful Life in Years
Land	40
Buildings	40
Slots and machines	10
Equipment & Furniture	4 to 10
Computers	3 to 5
Televisions	4
Investment in third party property, plant and equipment	5
Software	20
Licenses	up to 10
Other intangible assets	5

F-9

The depreciable life of leasehold improvements is limited by the expected lease term. Those leases with an indefinite or undefined lease period, a useful life of 5 years are assigned. Property, plant and equipment, net of depreciation, were $25,709,684 and $24,909,316 at September 30, 2023, and December 31, 2022, respectively.

Revenue Recognition

The revenues of the Company are derived from sports betting (sportsbook, the exchange sports betting product and pari-mutuel betting products), fixed odds games betting, online games and online casino, peer-to-peer games including online bingo and online poker and franchise royalties based on the operating results of the franchisee. Revenues are recognized exclusive of value-added tax.

The Company generates 95% of its revenue from gambling and betting. Revenues are calculated on a net basis.

The core revenues of Meridianbet are:

•	Online sports betting
•	Online Casino
•	Retail sports betting
•	Retail Casino (Slot machines)
•	Additionally, of the total Meridianbet revenues, approximately 2% are derived from the sales of food at our bars and another 2% is derived from the B2B royalty programs.

The Company does not earn commissions related to gaming (online casino/slots) and betting; the revenue is the difference between the amount wagered and the payout to clients.

Pursuant to FASB Topic 606, Revenue Recognition, our company recognizes revenues by applying the following steps:

Step 1: Identify the contract with a customer.

Step 2: Identify the separate performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the separate performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

Revenues from sportsbook betting activities represents the net gain or loss from betting activities in the period plus (where material) the gain or loss on the revaluation of open positions at period end and is stated net of the cost of customer promotions and bonuses incurred in the period. These positions are recognized initially at fair value and subsequently at fair value through profit or loss, within the revenue line; this represents the Company’s principal activity. Customer promotions (including free bets) and bonuses are deducted from sportsbook betting revenue. At each reporting period-end no fair value was recognized based on the materiality of the open positions.

Revenue from the exchange sports betting product represents commission earned on betting activity and is recognized on the date the outcome for an event is settled.

Meridianbet offers various incentives to build loyalty, encourage and engage users on the platforms, the costs of incentives are recorded as a reduction to the amount recognized as revenue for service fees.

Revenue from pari-mutuel betting products represents a percentage of stake and is recognized on settlement of the event and is stated net of customer promotions and bonuses in the period.

Revenue from fixed odds games and the online casinos represents net winnings (“customer drop”), being amounts staked net of customer winnings, and is stated net of customer promotions and bonuses incurred in the period.

Revenue from peer-to-peer games represents commission income (“rake”) and tournament fees earned from games completed by the period end and is stated net of the cost of customer promotions and bonuses incurred in the period.

Revenue from business-to-business services represents royalty income based on the financial performance of the franchisee.

F-10

Other Income

As of September 30, 2023, and 2022 the Other income accounts was $725,372, and $381,780, and is related to income from marketing services for third-party advertising in Meridian betting shops, sale of fixed assets, VAT refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the company's core activity.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry-forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rules on deferred tax assets and liabilities is recognized in operations in the year of change. A valuation allowance is recorded when it is “more likely-than-not” that a deferred tax asset will not be realized.

The Company incurred current income tax expenses of $1,148,270 and $939,528 during the nine months ended September 30, 2023, and 2022, and deferred income taxes of $0, directly related to its operations, for a net income tax expense of $1,148,270, and $939,528 at the income tax rates outlined below, during the nine months ended September 30, 2023 and 2022.  The Company has deferred tax assets of $0 and $0, deferred tax liabilities of $109,438 and $68,236, and accrued income tax liabilities of $731,039 and $1,061,516, each at September 30, 2023, and December 31, 2022, respectively.

Income Tax Rates by Country of Operations

Country of Operations	2022 Income Tax Rate	2021 Income Tax Rate
Serbia	15%	15%
Montenegro	12%	9%
Bosnia and Herzegovina	10%	10%
Malta	35%	35%
Cyprus	12.5%	12.5%
Belgium	25%	25%
Curacao	22%	22%
Peru	29.5%	29.5%

Fair Value of Financial Instruments

The Company has adopted the provisions of ASC Topic 820, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value in US GAAP, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but it does provide guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs).

The hierarchy consists of three levels:

•	Level 1 - Quoted prices in active markets for identical assets or liabilities.
•

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets of liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company uses Level 3 input for its valuation methodology for its financial instruments.

F-11

Financial instruments consist principally of cash, accounts receivable, prepaid expenses, inventory, intangible assets, accounts payable, accrued liabilities, and deposits. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

Foreign Currency Translation and Transactions

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate their financial statements into the common currency of EURO using average exchange rates for the period for income statement amounts and using end-of-period exchange rates for assets and liabilities. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. Afterwards, we translate from EURO into U.S. dollars using average exchange rates for the period for income statement amounts and using end-of-period exchange rates for assets and liabilities. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. The Company has accumulated other comprehensive loss in amount of $5,450,198 during the nine months ended September 30, 2023.

Dividends

Dividends are distributions that were paid to the owners of the Company for the nine months ended September 30, 2023, and the nine months ended September 30, 2022, in the amounts of $1,414,063 and $4,877,217, respectively. The dividend distributions were paid in cash.

Recently Issued Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

NOTE 2 – ACCOUNTS RECEIVABLES, NET

Accounts receivable are carried at their estimated collectible amounts. The balance is composed of trade accounts receivable and advances that are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Trade receivables are generated mostly from receivables from the franchise partners for B2B services, Agents for unpaid retail revenue and receivables from the payment providers.

The Company has accounts receivable of $2,298,376 and $2,192,287 as of September 30, 2023, and December 31, 2022, respectively (net of allowance for bad debt of $48,407 and $143,899, respectively).

NOTE 3 – ACCOUNTS RECEIVABLE - RELATED PARTY

Accounts receivable-related party are carried at their estimated collectible amounts. Related party accounts receivable is periodically evaluated for collectability based on past credit history and their current financial condition. The Company has accounts receivable, from several related parties including Top Level doo Serbia, Network System Development, MG Canary, Ino Network.

The accounts receivable-related party amounts to $657,248 and $467,549 as of September 30, 2023, and December 31, 2022, respectively. The largest amount of receivables from related parties in the amount of $324,445 refers to the company Top Level d.o.o. Serbia, in which Meridianbet Group has no ownership interest or control, but individual shareholders.

F-12

NOTE 4 – OTHER CURRENT ASSETS

As of September 30, 2023, and December 31, 2022, other current assets are $1,986,378 and $1,566,394, respectively. The components of other current assets are as follows:

	As of September 30, 2023	As of December 31, 2022
Other current receivables	1,635,197	1,380,772
Deferred taxes & accrued income	392,982	206,230
Employee receivables	250,591	198,880
Other current investments	13,984	9,837
Dividend receivable	-	7,017
Allowance for bad debt	(306,376)	(236,342)
Total other current assets	1,986,378	1,566,394

Other Current receivables include government refunds for maternity leave reimbursements, interest receivables, employee advances and, receivables for thefts and damages.

NOTE 5 – ACQUISITIONS

Related Party Asset Acquisition

Business Combination –  Acquisitions of remaining interest in Meridian Tech d.o.o. (Bosnia & Herzegovina) and acquisition of Meridian Gaming Holdings Ltd. (Malta)

•	Meridian Tech d.o.o. (Bosnia & Herzegovina)

On January 13, 2022, and effective February 14, 2022, Meridian Tech d.o.o. (Serbia) entered into a Sale and Purchase Agreement to acquire the remaining 23.65% of Meridian Tech d.o.o. (Bosnia & Herzegovina), a limited liability company formed under the laws of Bosnia & Herzegovina from Aleksandar Milovanovic, Zoran Milosevic and Snezana Bozovic for EUR 257,500 (USD $293,447). As of September 30, 2023, a balance of $70,425 remains unpaid. Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

•	Meridian Gaming Holdings Ltd. (Malta)

Effective May 3, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired 100% of the ordinary issued share capital (1,200 Ordinary Shares) of Meridian Gaming Holdings Ltd. (Malta).and its subsidiaries.

Pursuant to the Sales and Purchase Agreement, the Company agreed to pay the sellers EUR 246,252 (USD $272,860) for 100% of Meridian Gaming Holdings Ltd. (Malta). The consideration was paid on December 31, 2022.

F-13

Formation of New Businesses - Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina), Expanse Studio Ltd. (Serbia), Meridian Tech South Africa Ltd (South Africa)

•	Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina)

Effective November 11, 2022, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech Ltd. Bosnia.

During the nine months ended September 30, 2023, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) contributed revenues of $0 and net loss attributable to the Company of $16,695.

•	Expanse Studio Ltd. (Serbia)

Effective September 11, 2022, Expanse Studio Ltd. (Serbia) was formed whose operations include Lease of computer games, and they are a subsidiary of Meridian Gaming Ltd. Malta.

During the nine months ended September 30, 2023, Expanse Studio Ltd. (Serbia) contributed revenues of $69,743 and net loss attributable to the Company of $259.

NOTE 6 – INTANGIBLE ASSETS – GOODWILL, SOFTWARE DEVELOPMENT COSTS, TRADEMARKS

Software represents software licenses as well as the costs of internally developed gaming software. Capitalized software costs are amortized based on the straight-line method over the remaining estimated economic life of the product. During the nine months ended September 30, 2023 and the twelve months ended December 31, 2022, software development costs of $84,879 and $1,538,074, respectively, were incurred and capitalized.

Intangible construction in process mainly represents the development of new software in Montenegro for a sports betting platform.  During the nine months ended September 30, 2023 and the twelve months ended December 31, 2022, respectively, costs of $3,838,211 and $1,567,149, were incurred and capitalized.

Licenses relate to operational gaming licenses issued in Bosnia and Cyprus. Software mainly relates to internally developed gaming software.

Intangible assets related to software and website are amortized on a straight-line basis over their expected useful lives, estimated to be 5 years.

Amortization expenses related to intangible assets were $1,357,453 and $1,234,241, for the nine months ended September 30, 2023 and 2022, respectively. Accumulated amortization was $6,149,626 and $4,972,518 as of September 30, 2023 and December 31, 2022, respectively.

F-14

The following table details the carrying values of the Company’s intangible assets:

	As of September 30, 2023	As of December 31, 2022
Intangible construction in process	9,316,661	5,478,451
Licenses	691,430	526,008
Software	7,255,537	7,170,658
Trademarks and tradenames	951	965
Other intangible assets	1,433,904	1,456,107
Gross intangible assets	18,698,483	14,632,189
Less: accumulated impairment and amortization
Licenses amortization	(384,461)	(306,963)
Software amortization	(5,095,836)	(4,204,349)
Trademarks and tradenames amortization	(174)	(105)
Other intangible assets amortization	(669,155)	(461,101)
Total accumulated impairment and amortization	(6,149,626)	(4,972,518)
Net intangible assets	12,548,857	9,659,671

We anticipate that major part of Intangible construction in process will be placed in service during 2024, depending on the process of software development.

NOTE 7 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, net, consists of the following for the periods indicated:

	As of September 30, 2023	As of December 31, 2021
Land	26,431	26,813
Buildings, net	6,212,465	6,375,228
Slots and machines, net	10,754,349	10,807,630
Equipment, net	2,922,676	2,797,439
Computers, net	1,711,861	1,672,926
Televisions, net	333,669	320,169
Property, plant and equipment construction in process	885,198	123,870
Investment in third party property, plant and equipment	1,701,445	1,683,997
Advances for property, plant and equipment	1,161,590	1,101,244
Total property, plant and equipment, net	25,709,684	24,909,316

Investment in third party property is leasehold improvements in rented premises for retail betting.

Advances for property, plant and equipment represents the purchase of the premises in Montenegro. These premises are still in the process of construction.

As of September 30, 2023, and 2022, depreciation expenses are $2,670,258 and $2,452,745.

F-15

NOTE 8 – DEPOSITS AND PREPAID ASSETS

As of September 30, 2023 and December 31, 2022, deposits and prepaid assets are $5,287,769 and $4,933,611, respectively. The components of deposits and prepaid assets are as follows:

	As of September 30, 2023	As of December 31, 2022
Deposits for rent	176,373	168,226
Deposits for retail betting	2,144,587	1,864,593
Deposits for retail casino	637,572	646,767
Deposits for internet betting	1,088,497	993,685
Other prepayments	9,025	10,172
Other deposits	1,231,715	1,250,168
Total deposits and prepaid assets	5,287,769	4,933,611

Betting and casino deposits are long term deposits held with the following banks: NLB Komercijalna bank, EFG-Direktna bank, Halk bank, Bank Postanska Stedionica, Fibank, as security for the permission granted to operate in particular region.

Other deposits are long term deposits with EFG Direktna bank and Nova bank for open credit lines and e-commerce services.

The deposits with NLB Komercijalna bank accrue and pay interest at the rates of 1.0% and 1.9% per annum.

NOTE 9 – FINANCING LEASE RIGHT OF USE ASSETS AND LIABILITIES:

Under ASU No. 2016-02, Leases (Topic 842), lessees are required to recognize all leases (with the exception of short-term leases) on the balance sheet as a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The standard was adopted using a modified retrospective approach.

The Company (through its subsidiaries and affiliates) has entered into finance leases, the Company does not have operating lease agreements. As the rate implicit in each lease is not readily determinable, The Company uses its incremental borrowing rate based on information available at commencement to determine the present value of the lease payments. Right-of-use asset and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Lease term is typically assessed at 5 years.

The lease cost for the nine months ended September 30, 2023, and 2022, was $2,263,713 and $1,867,735, respectively.

As of September 30, 2023, and December 31, 2022, the right-of-use asset is $3,613,081 and $4,839,534, respectively, and there was also a current lease liability of $2,186,805 and $2,039,336, respectively and a non-current lease liability of $964,770 and $2,570,567, respectively.

Maturities of lease liabilities as of September 30, 2023, were as follows:

Operating Lease
2023	2,186,805
2024	886,200
2025	233,789
2026	-
2027	-
Thereafter	-
Total lease payments	3,306,794
Less imputed interest	155,219
Present value of lease liability	3,151,575

NOTE 10 – RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at the amount of consideration established and agreed to by the related parties.

Business Combination - Acquisitions of remaining interests in Meridian Tech d.o.o. (Bosnia & Herzegovina) and Meridian Gaming Holdings Ltd. (Malta)

F-16

Meridian Tech d.o.o. (Bosnia & Herzegovina)

On January 13, 2022, and effective on February 14, 2022, the Company entered into a Sales and Purchase Agreement to acquire the remaining 23.65% ownership interest in Meridian Tech d.o.o. (Bosnia & Herzegovina), a limited liability company formed under the laws of Bosnia & Herzegovina, from Aleksandar Milovanovic, Zoran Milosevic and Snezana Bozovic for EUR 257,500 (USD $293,447). As of September 30, 2023, a balance of $0 remains unpaid. Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

Meridian Gaming Holdings Ltd. (Malta)

Effective May 3, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired 100% of the ordinary issued share capital (1,200 Ordinary Shares) of Meridian Gaming Holdings Ltd. (Malta).and its subsidiaries.

Pursuant to the Sales and Purchase Agreement, the Company agreed to pay the sellers EUR 246,252 (USD $272,860) for 100% of Meridian Gaming Holdings Ltd. (Malta). The consideration was paid on December 31, 2022.

Dividends Paid

For the nine months ended September 30, 2023 and 2022, dividends paid to the owners are as follows:

	Dividends Paid January 1, 2023 to September 30, 2023	Dividends Paid January 1, 2022 to September 30, 2022
Aleksandar Milovanović	860,078	3,078,384
Zoran Milošević	460,069	732,038
Snežana Božović	78,205	421,736
Other dividends paid	15,711	645,059
Total dividends paid	1,414,063	4,877,217

For other related party transactions see Note 3.

NOTE 11 – EQUITY

The Company has not issued shares of common stock; instead, the Meridianbet Group is a European private limited liability company whose owners are Aleksandar Milovanović, Zoran Milošević and Snežana Božović.

NOTE 12 – SEGMENT REPORTING AND GEOGRAPHIC INFORMATION

We operate our business in five operating segments which include:

•	Retail Sports Betting/Retail Casino
•	Online Sports Betting
•	Online Casino
•	B2B Royalty
•	Bars

F-17

All operating segments have been aggregated due to their inter-dependencies, commonality of long-term economic characteristics, products and services, the production processes, class of customer, and distribution processes.

For geographical revenue reporting, revenues are attributed to the geographic location in which the operations are located.

Long-lived assets consist of property, plant and equipment, net, intangible assets, financing lease right-of-use assets, and goodwill, and are attributed to the geographic region in which they are located.

The following is a summary of revenues by products for the indicated periods (as a percentage of total revenues):

Description	For the Nine Months Ended September 30, 2023		For the Nine Months Ended September 30, 2022
Revenues:	$	%	$	%
Retail Sports Betting/Retail Casino	16,150,053	24%	17,235,825	31%
Online Sports Betting	24,585,278	36%	20,633,669	37%
Online Casino	24,928,638	37%	14,680,099	27%
B2B Royalty	714,892	1%	1,514,457	3%
Bars	1,345,918	2%	1,027,213	2%
Total	67,724,779	100%	55,091,263	100%

The following is a summary of revenues by geographic region, for the indicated periods (as a percentage of total revenues):

Description	For the Nine Months Ended September 30, 2023		For the Nine Months Ended September 30, 2022
Revenues:	$	%	$	%
Serbia	30,314,338	45%	26,950,452	49%
Bosnia	8,284,863	12%	6,046,181	11%
Montenegro	8,573,213	13%	7,299,533	13%
Other	20,552,365	30%	14,795,097	27%
Total	67,724,779	100%	55,091,263	100%

The following is a summary of cost of goods sold by products for the indicated periods (as a percentage of total cost of goods sold):

Description	For the Nine Months Ended September 30, 2023		For the Nine Months Ended September 30, 2022
Cost of Goods Sold:	$	%	$	%
Retail Sports Betting/Retail Casino	4,278,856	24%	4,340,555	31%
Online Sports Betting	6,513,717	36%	5,196,246	37%
Online Casino	6,604,688	37%	3,696,939	27%
B2B Royalty	189,406	1%	381,391	3%
Bars	356,593	2%	258,687	2%
Total	17,943,260	100%	13,873,818	100%

F-18

The following is a summary of cost of goods sold (COGS) by geographic region, for the indicated periods (as a percentage of total cost of goods sold):

Description	For the Nine Months Ended September 30, 2023		For the Nine Months Ended September 30, 2022
Cost of Goods Sold:	$	%	$	%
Serbia	6,406,640	36%	5,427,711	39%
Bosnia	2,110,465	12%	1,453,064	10%
Montenegro	506,584	3%	526,970	4%
Other	8,919,571	50%	6,466,073	47%
Total	17,943,260	100%	13,873,818	100%

Long-lived assets by geographic region as of the dates indicated below were as follows:

Description	As of September 30, 2022	As of December 31, 2022
Long-lived assets:	$	$
Serbia	26,762,685	27,586,057
Bosnia	1,699,304	1,509,508
Montenegro	12,642,789	11,341,049
Other	7,276,788	5,424,250
Total	48,381,566	45,860,865

NOTE 13 - COMMITMENTS AND CONTINGENCIES

Legal Matters

The Company may be involved, from time to time, in litigation or other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, and other related claims and vendor matters; however, none of the aforementioned matters are currently pending, except as discussed below. The Company believes that we are not exposed to matters that will individually, or in aggregate, have a material adverse effect on our financial condition or results of operations.

Notwithstanding the above, the outcome of litigation is inherently uncertain. If one or more legal matters were resolved against the Company in a reporting period for amounts in excess of management’s expectations, the Company’s financial condition and operating results for that reporting period could be materially adversely affected.

NOTE 14 – SALE AND PURCHASE AGREEMENT OF SHARE CAPITAL

On January 11, 2023, the owners of the Meridianbet Group, (“Sellers”) entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Golden Matrix Group, Inc. (“GMGI”).  GMGI is incorporated and registered in the State of Nevada, in the United States of America, and operates as (i) an innovative provider of enterprise Software-as-a-Service (“SaaS”) solutions for online casino operators and online sports betting operators, commonly referred to as iGaming operators and, (ii) a provider of pay to enter prize competitions in the United Kingdom (UK).

 The Original Purchase Agreement was amended and restated by the parties on June 28, 2023, by the entry into an Amended and Restated Sale and Purchase Agreement of Share Capital (the “Purchase Agreement”).  On September 27, 2023, the Sellers and GMGI entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). Pursuant to the Meridianbet Purchase Agreement and the First Amendment, GMGI agreed to purchase, from the Sellers, 100% of the Company’s outstanding capital stock of each of the Meridianbet Group companies in consideration for:

(a)

a cash payment of $30 million, due at the closing of the Amended and Restated Meridian Purchase Agreement; however, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by GMGI at the closing of the Amended and Restated Purchase Agreement, may be paid from Meridianbet Group’s cash on hand at closing, including from the $10 million of cash the Sellers are required to have as of the Closing pursuant to the terms of the Amended and Restated Purchase Agreement;

F-19

(b)	82,141,857 restricted shares of GMGI’s common stock, with an agreed upon value of $3.00 per share, due at the Closing;
(c)	1,000 shares of a to be designated series of Series C preferred stock of GMGI, due at the Closing;
(d)

$5,000,000 in cash and 5,000,000 restricted shares of GMGI common stock, due within five business days following the six month anniversary of the Closing, if (and only if) GMGI has determined that the Sellers and Meridianbet Group are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

(e)	$20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and
(f)

promissory notes in the aggregate amount of $15,000,000 issuable to the Sellers, due 24 months after the Closing. The Closing is required to occur prior to March 31, 2024, unless extended by the mutual consent of the parties.

Upon the Closing, the Meridian Sellers are expected to collectively own approximately 70% of the Company’s then outstanding shares of common stock (with Aleksandar Milovanovic (“Milovanovic”) owning approximately 59%), and approximately 70% of the Company’s then outstanding voting shares (with Milovanovic owning 58%). Assuming the Post-Closing Shares are issued, the Meridian Sellers will collectively own approximately 71% of the Company’s then outstanding shares of common stock (with Milovanovic owning approximately 60%), and approximately 68% of the Company’s then outstanding voting shares (with Milovanovic owning approximately 58%). The above percentages are based on the Company’s currently outstanding shares of common stock and voting shares. It is also currently contemplated that the Company may sell convertible debt securities to raise funding to complete the Purchase, which could result in dilution to the interests of the Meridian Sellers as discussed above. Therefore, as a result of the Purchase, the Meridian Sellers will become the majority stockholders of the Company and will receive rights to appoint certain persons to the Board of Directors of the Company.

The closing of the Purchase is subject to certain closing conditions. The Purchase Agreement can be terminated (a) by the written agreement of the parties; (b) by the Company or the Meridian Sellers if the Company has not obtained a loan commitment or other long-form term sheet from a third-party lender approved by Meridian Sellers (in their reasonable discretion) to provide at least $30 million of financing required for the Company to complete the Purchase (the “Required Financing”), on terms and conditions acceptable to Meridian Sellers in their reasonable discretion, prior to August 31, 2023 (or such other date as the parties may mutually agree, provided that the parties have verbally agreed to extend such date), unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (c) by the Company if the Shareholder Agreements are not entered into within 60 days after the date of the Purchase Agreement (August 27, 2023, provided that the parties have verbally agreed to extend such date, with plans to document a new definitive date via amendment in the future), unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (d) by the Company or the Meridian Sellers if the Closing has not been completed by December 31, 2023 (unless such date is extended with the mutual consent of the parties)(the “Required Closing Date”) unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (e) by the Company or the Meridian Sellers, if a condition to closing has become incapable of fulfilment and not been waived by Purchaser; (f) by the Company or the Meridian Sellers pursuant to a due diligence termination right which has previously expired; (g) by either the Company or the Meridian Sellers if any updated schedule required to be disclosed pursuant to the terms of the Purchase Agreement could reasonably result in a material adverse effect on the disclosing party; (h) by either the Company or the Meridian Sellers if more than 90 days have elapsed since the date the initial required notices are provided under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act), to the extent required, and HSR Act approval has not been received as of such date, and the Company or Meridian Sellers, as applicable, has made the reasonable, good faith determination that HSR Act approval will be so costly and time consuming to such party that it does not make commercially reasonable sense for such party to continue to seek such HSR Act approval, provided that the parties have determined that no HSR Act notices will be needed for the transaction; or (i) by either the Meridian Sellers or the Company, if there has been a breach of any material representation, warranty, covenant, agreement, or undertaking made by the other party in a transaction document, which breach, if curable, is not cured within 30 calendar days after notice by the non-breaching party (provided, however, that if the cure reasonably requires more than 30 days to complete, then the breaching party shall have an additional 15 days, provided it timely commences the cure and continues diligently prosecuting the cure to completion).

F-20

The Purchase Agreement may also be terminated by the Meridian Sellers or the Company at any time prior to the Closing Date if: (i) there shall be any actual action or proceeding which value is more than 1% of the Purchase Price, before any court or any governmental entity which shall seek to restrain, prohibit, or invalidate the transactions contemplated by the Purchase Agreement and which, in the judgment of the Meridian Sellers or the Company, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Purchase; or (ii) any of the transactions contemplated by the Purchase Agreement are disapproved by any regulatory authority whose governmental approval is required to consummate such transactions (which does not include the Securities and Exchange Commission (SEC)) or in the judgment of the Meridian Sellers or the Company, made in good faith and based on the advice of counsel, there is substantial likelihood that any such governmental approval will not be obtained by the Required Closing Date) or will be obtained only on a condition or conditions which would be unduly and materially burdensome, making it inadvisable to proceed with the Purchase.

In the event of termination of the Purchase Agreement, no obligation, right or liability shall arise, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of the Purchase Agreement and the transactions contemplated thereby, except in connection with the Break-Fee (discussed below).

Additionally, we have agreed to issue $3 million in restricted stock units to employees of the Meridian Companies (and their subsidiaries) within 30 days following the Closing in order to incentive such employees to continue to provide services to such entities following the Closing (the “Post-Closing Equity Awards”). The Post-Closing Equity Awards will be issued under a shareholder approved equity plan. Included in Post-Closing Equity Awards will be the award of Restricted Stock Units to the directors nominated for appointment to the Board of Directors by the holders of the Company’s Series C Voting Preferred Stock, as described in greater detail in the Purchase Agreement.

To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of the Company and Meridian Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith.

Promissory Notes

The $15 million of Promissory Notes will accrue interest at 7% per annum (12% upon the occurrence of an event of default), with monthly interest payments of accrued interest due on the first day of each calendar month until its maturity date; and have a maturity date twenty-four months after the Closing. The Promissory Notes will include customary events of default and require us to indemnify the holders thereof against certain claims.

Series C Voting Preferred Stock

The Series C Voting Preferred Stock is expected to have the following rights to be set forth in a designation of the Series C Voting Preferred Stock filed with the Secretary of State of Nevada prior to the Closing (the “Series C Designation”):

Voting Rights. The holders of the Series C Voting Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Voting Preferred Stock entitles the holder 7,500 votes on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

Additionally, for so long as the Company’s Board of Directors has at least five members and for so long as the Series C Preferred Stock is outstanding, the Series C Voting Preferred Stock, voting separately, will have the right to appoint two members to the Company’s Board of Directors. If the Company’s Board of Directors shall have less than five members, the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees.

The Series C Preferred Stock will also require the consent of the holders of at least a majority of the issued and outstanding shares of Series C Preferred Stock to (i) amend any provision of the designation of the Series C Preferred Stock, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of any preferred stock of the Company, (iii) adopt or authorize any new designation of any preferred stock, (iv) amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series C Preferred Stock, (v) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series C Preferred Stock, (vi) issue any additional shares of preferred stock, or (vii) alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock.

F-21

Conversion Rights. The holders of the Series C Preferred Stock will have the right to convert each share of the Series C Preferred Stock into one share of the Company’s common stock at any time. The Series C Preferred Stock also provides for the automatic conversion of all outstanding shares of Series C Preferred Stock into common stock of the Company, on a 1 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series C Preferred Stock, of the Meridian Sellers (collectively), falls below 10% of the Company’s common stock then outstanding, without taking into account the shares of common stock issuable upon conversion of the Series C Preferred Stock, or the first business day thereafter that the Company becomes aware of such.

Transfer Rights. The Series C Preferred Stock is not transferrable by the Meridian Sellers.

Subsequent to the entry into the A&R Purchase Agreement, the parties continued to discuss the post-closing management of the Company, the terms of the closing, the conditions associated therewith, funding needed to complete the transaction, and additional items, and on September 27, 2023, the Company and the Sellers entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). The First Amendment, amended the A&R Purchase Agreement, to among other things, to:

1.

provide that, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by the Company at the closing of the A&R Purchase Agreement (the “Closing”), may be paid from cash on hand of the Meridian Companies at closing (the “Reallocated Closing Cash”), including from the $10 million of cash the Sellers are required to have as of Closing pursuant to the terms of the A&R Purchase Agreement;

2.

provide that the parties are required to enter into, at or prior to Closing, a Day-to-Day Management Agreement (the “Management Agreement”) and Nomination and Voting Agreement (the “Voting Agreement”) (along with Anthony Brian Goodman, the Company’s Chief Executive Officer, and an entity which he controls, who are also required to also enter into the Voting Agreement)(each as discussed below);

3.

provide Mr. Milosevic the right, for two years following the Closing, to be appointed as Chief Operating Officer of the Company, and that upon such appointment, or for two years after notice of such appointment is provided to the Company, he has the right to require the Company to enter into an employment agreement with him in the same form as Mr. Goodman’s then employment agreement as Chief Executive Officer;

4.

update the A&R Purchase Agreement to clarify that the fairness opinion previously required to be obtained by the Company prior to closing, had already been obtained (which fairness opinion was provided to the Company on September 22, 2023);

5.	extend the date that the Closing is required to have been completed by from December 31, 2023, to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties;

6.

remove the requirement that the Sellers obtain shareholder and restrictive covenant agreements from the minority shareholders of the subsidiaries of the Meridian Companies and that the Company enter into employment agreements with each of the Sellers at Closing;

7.

clarify that the Company is required to seek shareholder approval for an amendment to the Company’s Articles of Incorporation providing for the declassification of the Board of Directors of the Purchaser, an opt-out of Nevada’s Control Share Act, and Bylaw-amending authority by the Board and, separately (and superiorly), the Shareholders, in a form reasonably acceptable to the Sellers (instead of a full amendment and restatement of the Articles of Incorporation);

8.

allow the Company to issue debt in connection with the borrowing of funds to pay the purchase price, and up to 15 million shares of common stock in connection with fund raising activities to pay the purchase price or for general working capital, subject to the Seller’s prior written consent in their sole discretion;

F-22

9.

remove the requirement that the Company raise $30 million in funding prior to Closing, and instead provide that the funding required for closing may come from any number of sources, including the Reallocated Closing Cash, borrowed funds and/or securities sold (subject to the prior written consent of the Sellers in their sole discretion), and cash generated by the Company through the Closing date;

10.

provide that the parties will seek Nasdaq approval of an initial listing application of the combined company prior to Closing, to the extent required by Nasdaq, and that to the extent required, such Nasdaq initial listing approval will be a condition to closing the acquisition, provided that regardless, the continued listing of the Company’s common stock following the Closing is a condition to Closing;

11.

certain limited rights, subject to approval of the Sellers, for the Company to assign certain of its rights under the A&R Purchase Agreement to the extent required by any funding source of the Company;

12.

revise the terms of the Series C Voting Preferred Stock required to be designated by the Company prior to Closing, 1,000 shares of which are required to be issued to the Sellers at the Closing, to provide that if the aggregate beneficial ownership of the Sellers (without taking into account any shares of common stock issuable upon conversion of the Series C Voting Preferred Stock), decreases to 40% or less of the outstanding common stock of the Company, the Sellers, pursuant to the terms of the Series C Voting Preferred Stock (discussed in greater detail in the January 2023 Current Report), have the right to appoint only one member of the Board of Directors, even if such beneficial ownership should increase above 40% again in the future (compared to two previously until (a) the Sellers’ combined aggregate ownership decreased to 10% of the Company’s outstanding common stock, pursuant to which the Series A Voting Preferred Stock automatically converts into common stock pursuant to its terms; or (b) unless the Company has less than five members of its Board of Directors (at which time the Series A Voting Preferred Stock has the right to appoint only one member, regardless of the beneficial ownership of the Sellers));

13.	include forms of the Voting Agreement and Management Agreement as exhibits to the A&R Purchase Agreement; and

14.	correct certain errors and cross references in the A&R Purchase Agreement, and update the A&R Purchase Agreement for certain required events which have previously occurred.

As discussed above, pursuant to the First Amendment, a required term and condition of the Closing is that, prior to Closing, the Sellers and Anthony Brian Goodman, the Chief Executive Officer and Chairman of the Company (both individually and on behalf of Luxor Capital LLC, a Nevada limited liability company which he controls (“Luxor”)), enter into a Voting Agreement. The Voting Agreement currently contemplates, the Sellers and Mr. Goodman agreeing for two years following the Closing to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members; and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

Following the Closing, the Committee will be made up solely of two independent directors, one of whom will be the independent Board member appointed to the Board by the Sellers, who will chair the Committee, and one of whom will be an independent Director appointed by the full Board of Directors of the Company. If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board will have the right to vote, and to collectively break the voting tie (voting by majority, provided that it is currently contemplated that the Board of Directors will consist of only one other independent member, other than those two independent members on the Committee).

Pursuant to the Voting Agreement, Mr. Goodman will agree to vote all of his voting shares of the Company for declassification of the Board. The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

F-23

Pursuant to the Voting Agreement, the Sellers will agree to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the Series C Voting Preferred Stock designation (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the Closing, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

The Company has also agreed pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members.

Separately but relatedly, Zoran Milosevic and the Company also contemplate entering into the Management Agreement at Closing, which would prohibit the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milosevic, as Chief Executive Officer), while the Voting Agreement is in place. The purpose of that agreement is to ensure the continued running of the Meridian Companies in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement would not, other than in connection with the day-to-day operations of the Meridian Companies, restrict the Board of Directors or management’s ability to manage the Meridian Companies or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milosevic will serve as the manager of the Meridian Companies and will supervise and direct the day-to-day operation of the Meridian Companies as Chief Executive Officer thereof. The initial term of the Management Agreement is two years from the Closing date, unless otherwise extended with the mutual agreement of the parties. Mr. Milosevic has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milosevic has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i) fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii)  the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

In consideration for the services agreed to be provided by Mr. Milosevic under the Management Agreement and separate from the consideration due to him pursuant to the contemplated Employment Agreement, the Company will pay Mr. Milosevic $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milosevic and/or Golden Matrix’s Chief Executive Officer (the “CEO”) (but not more frequently than semi-annually), Mr. Milosevic shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the Meridian Companies (the “Budget”), which is required to be approved by the CEO.

NOTE 15 – SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued for disclosure purposes. Subsequent to January 23, 2024, there was no subsequent event to be reported.

F-24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd (“Meridian Tech d.o.o.”) together with its consolidated subsidiaries, collectively, “Meridianbet Group”. (the Company) as of December 31, 2022, and 2021, and the related consolidated statements of operations and comprehensive income, owners’ equity, and cash flows for the year ended December 31, 2022, and 2021, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and 2021 and the results of its operations and its cash flows for the year ended December 31, 2022, and 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Revenue Recognition

As discussed in Note 2 to the financial statements, when another party is involved in providing goods or services to the Company’s clients, a determination is made as to who is acting in the capacity as the principal in the sales transaction.

Auditing management’s evaluation of agreements with customers involves significant judgment, given the fact that some agreements require management’s evaluation of principal versus agent.

To evaluate the appropriateness and accuracy of the assessment by management, we evaluated management’s assessment in relationship to the relevant agreements.

/s/ M&K CPAS, PLLC

We have served as the Company’s auditor since 2023.

The Woodlands, TX

January 22, 2024

F-25

Meridianbet Group
Consolidated Balance Sheets

	December 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$13,109,447	$9,533,267
Account receivable, net	2,192,287	2,464,175
Account receivable - related party, net	467,549	466,073
Taxes receivable	980,431	309,579
Inventory	122,238	69,872
Prepaid assets	499,369	136,828
Other current assets	1,566,394	1,961,111
Total current assets	18,937,715	14,940,905

Non-Current assets:
Goodwill & intangible assets, net	9,659,671	7,526,806
Property, plant & equipment, net	24,909,316	21,223,846
Investments	261,997	246,882
Deposits and prepaid assets	4,933,611	5,446,229
Finance lease right-of-use assets	4,839,534	4,909,582
Due from the owners	-	130,346
Other non-current assets	49,765	-
Total non-current assets:	44,653,894	39,483,691

Total assets	$63,591,609	$54,424,596

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$7,352,342	$5,867,680
Current portion of finance lease liability	2,039,336	2,227,800
Due to the owners	137,114	154,736
Taxes payable	2,550,960	2,563,881
Due to related parties	3,200	107,914
Other current liabilities	504,665	308,338
Total Current liabilities	12,587,617	11,230,349

Non- Current liabilities:
Non-current portion of finance lease liability	2,570,567	2,807,913
Other non-current liabilities	1,368,577	2,675,180
Total non-current liabilities	3,939,144	5,483,093

Total liabilities	16,526,761	16,713,442

Owner's equity:
Additional paid in capital	3,045,729	3,045,729
Share capital receivables	-	(1,575,593)
Accumulated other comprehensive loss	(4,133,352)	(2,727,352)
Accumulated earnings (deficit)	47,393,096	38,392,330
Total owners' equity	46,305,473	37,135,114
Noncontrolling interests	759,375	576,040
Total equity	47,064,848	37,711,154
Total liabilities and equity	$63,591,609	$54,424,596

See accompanying notes to consolidated financial statements

F-26

Meridianbet Group
Consolidated Statements of Operations and Comprehensive Income

	Twelve Months Ended	Twelve Months Ended
	December 31, 2022	December 31, 2021

Sales	$74,929,656	$60,367,745
Cost of goods sold	(19,412,518)	(14,617,211)
Gross profit (loss)	55,517,138	45,750,534

Operating expenses
Selling, general and administrative expenses	13,799,495	11,159,063
Salaries and wages	11,126,742	9,101,338
Professional fees	1,948,138	1,504,517
Marketing expenses	7,377,461	5,468,345
Rents and utilities	4,774,564	3,907,611
Bad debt expense	516,908	311,307
Total operating expenses	39,543,308	31,452,181
Income from operations	15,973,830	14,298,353

Other income (expense)
Interest earned	32,565	16,499
Interest expense	(43,299)	(67,658)
Foreign exchange gain (loss)	74,265	(39,752)
Loss on the acquisition of subsidiary	-	(1,015,489)
Other income (expense)	1,053,421	970,447
Total other income (expense)	1,116,952	(135,953)

Net income before taxes	17,090,782	14,162,400

Income tax expense	1,114,837	1,214,777
Net income	$15,975,945	$12,947,623

Net income attributable to noncontrolling interest	191,088	77,894

Net income attributable to Meridianbet Group owners	$15,784,857	$12,869,729

Net income	15,975,945	12,947,623
Foreign currency translation adjustments	(4,133,351)	(2,727,352)
Comprehensive income (loss)	11,842,593	10,220,271
Less: Net income attributable to noncontrolling interest	(191,088)	(77,894)
Comprehensive income (loss) attributable to Meridianbet Group	$11,651,505	$10,142,377

See accompanying notes to consolidated financial statements.

F-27

Meridianbet Group

Consolidated Statement of Owners’ Equity

	Additional Paid In Capital	Share Capital Receivables	Accumulated Other Comprehensive Income (Loss)	Accumulated Earnings	Total Equity of Meridianbet	Non- controlling interest	Total Owners' Equity

Balances December 31, 2020	2,072,412	(1,575,593)	(1,025,963)	38,093,487	37,564,343	498,146	38,062,489

Non-controlling interest						77,894	77,894
Other comprehensive income			(1,701,389)		(1,701,389)		(1,701,389)
Increase of share capital	973,317			(973,317)			-
Dividends paid				(11,597,569)	(11,597,569)		(11,597,569)
Net income				12,869,729	12,869,729		12,869,729
Balances December 31, 2021	3,045,729	(1,575,593)	(2,727,352)	38,392,330	37,135,114	576,040	37,711,154

Non-controlling interest						191,088	191,088
Other comprehensive income			(1,406,000)		(1,406,000)		(1,406,000)
Issuance of Share Capital Receivables		1,575,593			1,575,593		1,575,593
Dividends paid				(6,784,091)	(6,784,091)	(7,753)	(6,791,844)
Net income				15,784,857	15,784,857		15,784,857
Balances December 31, 2022	3,045,729	-	(4,133,352)	47,393,096	46,305,473	759,375	47,064,848

See accompanying notes to consolidated financial statements.

F-28

Meridianbet Group
Consolidated Statements of Cash Flow

	Twelve Months Ended	Twelve Months Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net income	$15,975,945	$12,947,623
Adjustments to reconcile net income to cash provided by operating activities:
Amortization of intangible assets	1,152,753	1,091,245
Depreciation expense	3,451,054	2,773,625
Income tax accrued	1,176,087	1,103,463
Loss on acquisition	-	1,015,489
Loss on valuation / impairment	(371,634)	(1,546,382)
Bad debt expense	516,908	311,307
Changes in operating assets and liabilities:
Changes in accounts receivable	350,755	(886,218)
Changes in accounts receivable - related party	(1,477)	(12,394)
Changes in taxes receivable	(670,852)	377,324
Changes in due from owners	130,346	(130,346)
Changes in prepaid expenses	(362,541)	(1,649)
Changes in other current assets	170,575	(1,093,516)
Changes in inventories	(52,362)	(32,336)
Changes in deposits	512,618	(436,999)
Changes in other non-current assets	(49,764)	(1)
Changes in accounts payable & accrued expenses	1,484,662	275,343
Changes in accounts payable - related party	(104,713)	78,848
Changes in taxes payable	420,771	1,272,328
Changes in other current liabilities	196,326	(384,599)
Changes in due to owners	(17,622)	27,105
Changes in other liabilities	(805,717)	2,597,156
Changes in right to use liability – current	1,887,080	2,646,671
Changes in right to use liability - non-current	(237,346)	270,593
Net cash provided by operating activities	$24,751,852	$22,263,680

Cash flows from investing activities
Cash paid for intangible assets	(3,227,848)	(3,231,169)
Cash paid for investments	(15,115)	2,561,769
Cash paid for property, plant and equipment	(6,805,785)	(7,876,059)
Cash paid for taxes	(1,609,779)	(1,103,463)
Net cash provided by (used in) investing activities	$(11,658,527)	$(9,648,922)

Cash flows from financing activities:
Repayment on debt	(500,887)	-
Repayment of lease	(2,075,546)	(1,505,976)
Payments of dividends	(6,791,844)	(11,597,569)
Issuance of share capital	1,575,593	-
Net cash provided by (used in) financing activities	$(7,792,684)	$(13,103,545)

Foreign currency translation	$(1,724,461)	$(5,035,186)

Net increase (decrease) in cash and cash equivalents	3,576,180	(5,523,973)
Cash and cash equivalents at beginning of year	9,533,267	15,057,240
Cash and cash equivalents at end of year	$13,109,447	$9,533,267

Supplemental cash flows disclosures
Interest paid	43,299	67,658
Tax paid	1,176,087	1,103,463

See accompanying notes to consolidated financial statements.

F-29

Meridianbet Group

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – NATURE OF BUSINESS AND BASIS OF PRESENTATION

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd (“Meridian Tech d.o.o.”) (together with its consolidated subsidiaries, collectively, “Meridianbet Group”, “Meridian”, “MB”, “we”, “our”, “us”, or “Company”) is a private limited company formed and registered in and under the laws of the Republic of Serbia. Its subsidiaries include Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridianbet Group”). The owners of Meridianbet Group are Aleksandar Milovanović, Zoran Milošević and Snežana Božović who own 85%, 10% and 5% of Meridian Group, respectively. The Meridianbet Group operates online sports betting, online casino, and gaming operations and are currently licensed and operating in more than 15 jurisdictions across Europe, Africa and Central and South America.

The Meridianbet Group is a well-established brand and operator in the sports betting and gaming industry, spanning across 15 markets in Europe, Central and South America, and Africa. The companies employ approximately 1,100 personnel, operating both online (mobile and web) and via around 700 Meridianbet Group-owned or franchised betting shops, with a primary focus (in those shops) on sports betting, online casino games, and virtual games. Of those 700 shops, approximately 250 are owned by the Meridianbet Group (and their subsidiaries) and approximately 450 shops are owned by franchisees. This is complemented by a variety of slot machines and online casinos, eSports, fixed odds games, and other entertainment options, contingent on the regulatory parameters of the specific jurisdictions. While sports betting is a primary focus, Meridianbet’s Group online casino revenue has grown significantly over the past couple of years.

On January 11, 2023, the owners of the Meridianbet Group, (“Sellers”) entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Golden Matrix Group, Inc. (“GMGI”). GMGI is incorporated and registered in the State of Nevada, in the United States of America, and operates as (i) an innovative provider of enterprise Software-as-a-Service (“SaaS”) solutions for online casino operators and online sports betting operators, commonly referred to as iGaming operators and, (ii) a provider of pay to enter prize competitions in the United Kingdom (UK).

The Original Purchase Agreement was amended and restated by the parties on June 28, 2023, by the entry into an Amended and Restated Sale and Purchase Agreement of Share Capital (the “Purchase Agreement”). On September 27, 2023, the Sellers and GMGI entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). Pursuant to the Meridianbet Purchase Agreement and the First Amendment, GMGI agreed to purchase, from the Sellers, 100% of the Company’s outstanding capital stock of each of the Meridianbet Group companies in consideration for:

(a)

a cash payment of $30 million, due at the closing of the Amended and Restated Meridian Purchase Agreement; however, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by GMGI at the closing of the Amended and Restated Purchase Agreement, may be paid from Meridianbet Group’s cash on hand at closing, including from the $10 million of cash the Sellers are required to have as of the Closing pursuant to the terms of the Amended and Restated Purchase Agreement;

(b)	82,141,857 restricted shares of GMGI’s common stock, with an agreed upon value of $3.00 per share, due at the Closing;

(c)	1,000 shares of a to be designated series of Series C preferred stock of GMGI, due at the Closing;

(d)

$5,000,000 in cash and 5,000,000 restricted shares of GMGI common stock, due within five business days following the six month anniversary of the Closing, if (and only if) GMGI has determined that the Sellers and Meridianbet Group are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

(e)	$20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and

(f)

promissory notes in the aggregate amount of $15,000,000 issuable to the Sellers, due 24 months after the Closing. The Closing is required to occur prior to March 31, 2024, unless extended by the mutual consent of the parties. The transaction is described in greater detail below under “Note 23 – Sale and Purchase Agreement of Share Capital”.

F-30

NOTE 2 – SUMMARY OF ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, and its subsidiaries which include:

•

Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd (Meridian Tech d.o.o.- Parent Co), a private limited company formed and registered in and under the laws of the Republic of Serbia, with direct subsidiaries of:

o	P&T Ltd (Serbia)

o	Meridian Tech (Bosnia)

o	Meridian Bet Brcko (Bosnia)

o	Expanse Studios (Serbia)

o	Meridian Tech (PYT) LTD (South Africa)

•

Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, with direct subsidiaries of:

o	Meridian WorldWide (Cyprus)

o	Bit Tech Ltd (Tanzania)

•	Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta, with direct subsidiaries of:

o	Meridian Gaming (Malta)

o	My Best Odds (Belgium)

o	Meridian Gaming (Peru)

o	Global Meridian Gaming (Curacao)

•	Fair Champions Meridian Ltd (Cyprus)Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus

The descriptions of the ownership and the percentages of ownership are identified below.  All intercompany transactions and balances have been eliminated.

Company	Country	Ownership
Meridian Tech d.o.o. – Parent Company - Main	Serbia	100%
Subsidiary: P&T Ltd.	Serbia	100%
Subsidiary: Meridian Tech	Bosnia & Herzegovina	100%
Subsidiary: Meridian Bet Brcko	Bosnia & Herzegovina	100%
Subsidiary: Expanse Studios	Serbia	100%
Subsidiary: Meridian Tech (PYT) LTD	South Africa	100%
Meridianbet – Parent Company	Montenegro	100%
Subsidiary: Meridian WorldWide Ltd.	Cyprus	90%
Subsidiary: Bit Tech Ltd.	Tanzania	100%
Meridian Gaming Holdings Ltd. – Parent Company	Malta	100%
Subsidiary: Meridian Gaming Ltd.	Malta	100%
Subsidiary: My Best Odds BVBA	Belgium	85%
Subsidiary: Meridian Gaming S.A.C.	Peru	75.50%
Subsidiary: Global Meridian Gaming	Curacao	100%
Subsidiary: Fair Champions Meridian Ltd.	Cyprus	51%
Meridian Gaming (CY) Ltd.	Cyprus	100%

F-31

Business Combination - Acquisitions of remaining interest in Meridian Tech d.o.o. (Bosnia & Herzegovina) and Meridian Gaming Holdings Ltd. (Malta)

•	Meridian Tech d.o.o. (Bosnia & Herzegovina)

Effective February 14, 2022, Meridian Tech d.o.o. (Serbia) acquired the remaining 23.65% of Meridian Tech d.o.o. (Bosnia & Herzegovina).  Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

•	Meridian Gaming Holdings Ltd. (Malta)

Effective March 4, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired Meridian Gaming Holdings Ltd. (Malta) and its subsidiaries.

 Formation of New Businesses

Effective November 11, 2022, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech d.o.o. (Bosnia & Herzegovina).

Effective September 30,.2022, Expanse Studio Ltd. (Serbia) was formed whose operations include lease of computer games, and they are a subsidiary of Meridian Tech d.o.o. Serbia.

Effective April 26, 2021, Meridian Tech South Africa Ltd (South Africa) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech d.o.o. (Serbia).

The Company accounts for business combinations using the acquisition method of accounting in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, “Business Combinations”. Identifiable assets acquired, and liabilities assumed, in a business combination are measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling interest. Any adjustments to the purchase price allocation are made during the measurement period, not exceeding one year from the acquisition date, in accordance with ASC 805. The Company recognizes any non-controlling interest in the acquired subsidiary at fair value. The excess of the purchase price and the fair value of non-controlling interest in the acquired subsidiary over the fair value of the identifiable net assets of the subsidiary is recognized as goodwill. Identifiable assets with finite lives are amortized over their useful lives. Acquisition-related costs are expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include contingent liability, stock-based compensation, warrant valuation, accrued expenses and collectability of accounts receivable. The Company evaluates its estimates on an ongoing basis and bases its estimates on historical experience and on various other assumptions the Company believes to be reasonable. Due to inherent uncertainties, actual results could differ from those estimates.

We record exchange gains and losses resulting from the conversion of transaction currency to functional currency as a component of other income (expense).  The Company incurred foreign exchange gain of $74,265 and a loss of $39,752 during the twelve months ended December 31, 2022, and 2021, respectively.

Fair Value of Financial Instruments

The Company has adopted the provisions of ASC Topic 820, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value in US GAAP, and expands disclosures about fair value measurements. ASC 820 does not require any new fair value measurements, but it does provide guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. The fair value hierarchy distinguishes between assumptions based on market data (observable inputs) and an entity’s own assumptions (unobservable inputs).

F-32

The hierarchy consists of three levels:

•	Level 1 - Quoted prices in active markets for identical assets or liabilities.
•

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets of liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 - Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company uses Level 3 input for its valuation methodology for its financial instruments.

Financial instruments consist principally of cash, accounts receivable, prepaid expenses, inventory, intangible assets, accounts payable, accrued liabilities, and deposits. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management’s opinion that the Company is not exposed to any significant currency or credit risks arising from these financial instruments.

Foreign Currency Translation and Transactions

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate their financial statements into the common currency of EURO using average exchange rates for the period for income statement amounts and using end-of-period exchange rates for assets and liabilities. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. Afterwards, we translate from EURO into U.S. dollars using average exchange rates for the period for income statement amounts and using end-of-period exchange rates for assets and liabilities. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. The Company has accumulated other comprehensive loss in amount of $4,133,351 and $2,727,352 as of December 31, 2022, and 2021, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company currently has no cash equivalents at December 31, 2022, and 2021.

Allowance for Doubtful Accounts

The allowance for doubtful accounts reflects our best estimate of probable losses inherent in the accounts receivable balance. The Company determines the allowance based on known troubled accounts, historical experience, and other currently available evidence. As of December 31, 2022, and 2021, the allowance for doubtful accounts was $143,899 and $48,092, respectively. During the twelve-month period ending December 31, 2022, there was $516,908 of bad debt expense recorded.

Intangible Assets

Intangible assets are capitalized when a future benefit is determined. Intangible assets are amortized over the anticipated useful life of the intangible asset.

Software Development Costs

The Company capitalizes internal software development costs subsequent to establishing technological feasibility of a software application in accordance with guidelines established by ASC 985-20-25 “Costs of Software to Be Sold, Leased, or Marketed”, requiring certain software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies. Amortization of the capitalized software development costs begins when the product is available for general release to customers. Capitalized costs are amortized based on the straight-line method over the remaining estimated economic life of the product. During the twelve months ended December 31, 2022, and 2021, respectively, software development costs of $3,105,223 and $2,066,787, were incurred and capitalized.

F-33

Other intangible assets

Other intangible assets, including customer relationships, patents, and trademarks, that are acquired by the Company and have finite useful lives, are at cost less accumulated amortization and any accumulated impairment losses.  Costs incurred after the asset is placed in service are recognized in the income statement as incurred.

Impairment of Intangible Assets

In accordance with ASC 350-30-65 “Goodwill and Other Intangible Assets”, the Company assesses the impairment of identifiable intangible assets whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Factors the Company considers important, which could trigger an impairment review include the following:

1.	Significant underperformance compared to historical or projected future operating results;
2.	Significant changes in the manner or use of the acquired assets or the strategy for the overall business; and
3.	Significant negative industry or economic trends.

When the Company determines that the carrying value of an intangible asset may not be recoverable based upon the existence of one or more of the above indicators of impairment and the carrying value of the asset cannot be recovered from projected undiscounted cash flows, the Company records an impairment charge. The Company measures any impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent to the current business model. Significant management judgment is required in determining whether an indicator of impairment exists and in projecting cash flows. Intangible assets that have finite useful lives are amortized over their useful lives. The Company incurred amortization expense of $1,152,753 and $1,091,245 during the twelve months ended December 31, 2022, and 2021, respectively.

Inventories

The Company’s inventory is composed of goods for retail bars. Inventory is stated at the lower of cost or net realizable value, using the first-in, first-out (“FIFO”) method. Costs include expenditures incurred in the normal course of business in bringing inventory to their present location and condition. Full provision is made for obsolete and slow-moving items. Net realizable value comprises actual or estimated selling price (net of discounts) less all costs to complete. Inventory was $122,238 and $69,872 at December 31, 2022, and 2021, respectively.

Property, Plant and Equipment

Plant and machinery, fixtures, fittings, and equipment are recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation is computed pursuant to the straight-line method over the useful life as follows:

Useful Life in Years
Land	40
Buildings	40
Slots and machines	10
Equipment & Furniture	4 to 10
Computers	3 to 5
Televisions	4
Investment in third party property, plant and equipment	5
Software	20
Licenses	up to 10
Other intangible assets	5

F-34

The depreciable life of leasehold improvements is limited by the expected lease term. Those leases with an indefinite or undefined lease period, a useful life of 5 years is assigned. Property, plant and equipment, net of depreciation, were $24,909,316 and $21,223,846 at December 31, 2022, and 2021, respectively.

Investments

The Company has investments in unconsolidated entities.  The investments are accounted for under the equity method whereby the initial investment is recognized at cost and the entities’ profits or losses are recorded in proportion to the Company’s percentage of ownership.  As of December 31, 2022, and 2021, the Company had $261,997 and $246,882 representing investments in in capital of Lottery RS (657 shares), Telekom Srpske (169,921 shares) and BH Telekom (15,228 shares).

 Revenue Recognition

The revenues of the Company are derived from sports betting (sportsbook, the exchange sports betting product and pari-mutuel betting products), fixed odds games betting, online games and online casino, peer-to-peer games including online bingo and online poker and franchise royalties based on the operating results of the franchisee. Revenues are recognized exclusive of value-added tax.

The Company generates 95% of its revenue from gambling and betting. Revenues are calculated on a net basis.

The core revenues of Meridianbet are:

•	Online sports betting
•	Online Casino
•	Retail sports betting
•	Retail Casino (Slot machines)
•	Additionally, of the total Meridianbet revenues, approximately 2% are derived from the sales of food at our bars and another 2% is derived from the B2B royalty programs.

The Company does not earn commissions related to gaming (online casino/slots) and betting; the revenue is the difference between the amount wagered and the payout to clients.

Pursuant to FASB Topic 606, Revenue Recognition, our company recognizes revenues by applying the following steps:

Step 1: Identify the contract with a customer.

Step 2: Identify the separate performance obligations in the contract.

Step 3: Determine the transaction price.

Step 4: Allocate the transaction price to the separate performance obligations in the contract.

Step 5: Recognize revenue when (or as) the entity satisfies a performance obligation.

Revenues from sportsbook betting activities represents the net gain or loss from betting activities in the period plus (where material) the gain or loss on the revaluation of open positions at period end and is stated net of the cost of customer promotions and bonuses incurred in the period. These positions are recognized initially at fair value and subsequently at fair value through profit or loss, within the revenue line; this represents the Company’s principal activity. Customer promotions (including free bets) and bonuses are deducted from sportsbook betting revenue. At each reporting period-end no fair value was recognized based on the materiality of the open positions.

Revenue from the exchange sports betting product represents commission earned on betting activity and is recognized on the date the outcome for an event is settled.

Meridianbet offers various incentives to build loyalty, encourage and engage users on the platforms, the costs of incentives are recorded as a reduction to the amount recognized as revenue for service fees.

Revenue from pari-mutuel betting products represents a percentage of stake and is recognized on settlement of the event and is stated net of customer promotions and bonuses in the period.

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Revenue from fixed odds games and the online casinos represents net winnings (“customer drop”), being amounts staked net of customer winnings, and is stated net of customer promotions and bonuses incurred in the period.

Revenue from peer-to-peer games represents commission income (“rake”) and tournament fees earned from games completed by the period end and is stated net of the cost of customer promotions and bonuses incurred in the period.

Revenue from business-to-business services represents royalty income based on the financial performance of the franchisee.

Other Income

As of December 31, 2022, and 2021, the Other income accounts was $1,053,421 and $970,447, respectively, and is related to income from marketing services for third-party advertising in Meridian betting shops, sale of fixed assets, VAT refunds, income from compensation for damages, income from reduction of liabilities and other income that is not directly related to the company's core activity.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carry-forwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rules on deferred tax assets and liabilities is recognized in operations in the year of change. A valuation allowance is recorded when it is “more likely-than-not” that a deferred tax asset will not be realized.

The Company incurred current income tax expenses of $1,176,087 and $1,103,464, and deferred income taxes of $(61,250) and $111,313, directly related to its operations, for a net income tax expense of $1,114,837 and $1,214,777 each, at the income tax rates outlined below, during the twelve months ended December 31, 2022, and 2021, respectively.  The Company has deferred tax assets of $0 and $0, deferred tax liabilities of $68,236 and $137,144, and accrued income tax liabilities of $1,061,516 and $650,876, each at December 31, 2022, and 2021, respectively.

Income Tax Rates by Country of Operations

Country of Operations	2022 Income Tax Rate	2021 Income Tax Rate
Serbia	15%	15%
Montenegro	12%	9%
Bosnia and Herzegovina	10%	10%
Malta	35%	35%
Cyprus	12.5%	12.5%
Belgium	25%	25%
Curacao	22%	22%
Peru	29.5%	29.5%

Dividends

Dividends are distributions that were paid to the owners of the Company for the years ended December 31, 2022, and 2021 in the amounts of $6,791,844 and $11,597,569, respectively.  The dividend distributions were paid in cash.

Recently Issued Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

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NOTE 3 – ACCOUNTS RECEIVABLE, NET

Accounts receivable are carried at their estimated collectible amounts. The balance is composed of trade accounts receivable and advances that are periodically evaluated for collectability based on past credit history with customers and their current financial condition.

Trade receivables are generated mostly from receivables from the franchise partners for B2B services, Agents for unpaid retail revenue and receivables from the payment providers.

The Company has accounts receivable of $2,192,287 and $2,464,175 as of December 31, 2022, and 2021, respectively (net of allowance for bad debt of $143,899 and $48,092, respectively).

The largest amount of receivables, $1,246,080 and $831,388 as of December 31,2022, and 2021, respectively, refers to receivables from payment providers in Bosnia. These receivables are settled regularly.

Receivables related to B2B services amount to $365,312 and $238,680 as of December 31,2022, and 2021, respectively.

NOTE 4 – ACCOUNTS RECEIVABLE - RELATED PARTY

Accounts receivable-related party are carried at their estimated collectible amounts. Related party accounts receivable is periodically evaluated for collectability based on past credit history and their current financial condition. The Company has accounts receivable, from several related parties including Top Level doo Serbia, Network System Development, MG Canary, Ino Network.

The accounts receivable-related party amounts to $467,549 and $466,073 as of December 31, 2022, and 2021, respectively. The largest amount of receivables from related parties in the amount of $329,124 refers to the company Top Level d.o.o. Serbia, in which Meridianbet Group has no ownership interest or control, but individual shareholders.

NOTE 5 – TAXES RECEIVABLE

Taxes receivable mainly include stamps, duties, local taxes assets and corporate income taxes. Taxes receivable are $980,431 and $309,579 as of December 31, 2022, and 2021, respectively. The components of taxes receivable are as follows:

	As of December 31, 2022	As of December 31, 2021
Corporate income taxes receivable	500,731	62,889
VAT refund receivables	464,174	223,705
Municipality taxes refund receivable	15,234	22,676
Property taxes	292	309
Total taxes receivable	980,431	309,579

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 NOTE 6 – PREPAID EXPENSES

The balances of prepaid expenses are $499,369 and $136,828 as of December 31, 2022, and 2021, respectively. The components of prepaid expenses are as follows:

	As of December 31, 2022	As of December 31, 2021
Prepaid rent	86,744	24,549
Prepaid license	344,483	59,025
Prepaid sponsorship/advertising	41,890	47,164
Other prepayments	26,252	6,090
Total prepaid assets	499,369	136,828

NOTE 7 – OTHER CURRENT ASSETS

As of December 31, 2022, and 2021, other current assets are $1,566,394 and $2,044,485, respectively. The components of other current assets are as follows:

	As of December 31, 2022	As of December 31, 2021
Other current receivables	1,380,772	1,031,912
Deferred taxes & accrued income	206,230	362,636
Employee receivables	198,880	177,910
Other current investments	9,837	34,680
Dividend receivable	7,017	-
Current deposits	-	366,174
Allowance for bad debt	(236,342)	(12,201)
Total other current assets	1,566,394	1,961,111

Other Current receivables include government refund for maternity leave payments made, interest receivables, employee advances and, receivables for thefts and damages.

 NOTE 8 – ACQUISITIONS

Related Party Asset Acquisition

Business Combination – Acquisition of additional 41% interest in Bit Tech Ltd. (Tanzania), Acquisitions of remaining interest in Meridian Tech d.o.o. (Bosnia & Herzegovina) and acquisition of Meridian Gaming Holdings Ltd. (Malta)

•	Bit Tech Ltd. (Tanzania)

On May 7, 2021, and effective on May 24, 2021, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, “Meridianbet Montenegro” entered into a Sale and Purchase Agreement to acquire an additional 41% of Bit Tech Ltd (Tanzania) a limited liability company formed under the laws of Tanzania, for EUR 1,141,000 (USD $1,350,000). On May 7, 2021, at closing, $300,000 was paid and the balance was in monthly installments.  As of December 31, 2022, and 2021, $0 and $227,768 remained due and payable.

Meridianbet Montenegro now owns 90% of Bit Tech Ltd (Tanzania). The original 49% of Bit Tech Ltd (Tanzania) was acquired in February 2018 for EUR 1,745,000 (USD $2,128,917).

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In accordance with FASB ASC Section 805, “Business Combinations”, the Company has accounted for the Purchase Agreement transaction as a business combination using the acquisition method. Due to the continuity of operations that will remain after the acquisition, the acquisition was considered the acquisition of a “business”.

The Company accounts for business combinations in accordance with FASB ASC 805, “Business Combinations”. The preliminary fair value of purchase consideration for the acquisition has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their respective fair values and may change when the final valuation of the assets acquired and liabilities assumed is determined.

As described more fully in “NOTE 2 – SUMMARY OF ACCOUNTING POLICIES”, the assets and liabilities of Bit Tech Ltd (Tanzania) have been recorded at their fair value at the acquisition date and are included in the Company’s consolidated financial statements.

During the twelve months ended December 31, 2022, Bit Tech Ltd (Tanzania) contributed revenues of $9,355,168 and net income attributable to the Company of $427,513.

Consideration given:
Cash	$1,350,000
Total value of acquisition (41%)	$1,350,000
Assets and liabilities acquired:
Cash	$260,716
Prepaid expenses and current assets	466,618
Property and equipment, net	46,714
Goodwill	127,115
Intangible assets - customer list	680,883
Accounts payable	(186,633)
Accrued liabilities	(45,413)
Total assets and liabilities acquired	$1,350,000

As of December 31, 2021, the Company recognized loss on the acquisition of subsidiary in amount to $1,015,489.

•	Meridian Tech d.o.o. (Bosnia & Herzegovina)

On January 13, 2022, and effective February 14, 2022, Meridian Tech d.o.o. (Serbia) entered into a Sale and Purchase Agreement to acquire the remaining 23.65% of Meridian Tech d.o.o. (Bosnia & Herzegovina), a limited liability company formed under the laws of Bosnia & Herzegovina from Aleksandar Milovanovic, Zoran Milosevic and Snezana Bozovic for EUR 257,500 (USD $293,447). As of December 31, 2022, a balance of $147,253 remains unpaid. Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

In accordance with FASB ASC Section 805, “Business Combinations”, the Company has accounted for the Purchase Agreement transaction as a business combination using the acquisition method. Due to the continuity of operations that will remain after the acquisition, the acquisition was considered the acquisition of a “business”.

The Company accounts for business combinations in accordance with FASB ASC 805, “Business Combinations”. The preliminary fair value of purchase consideration for the acquisition has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their respective fair values and may change when the final valuation of the assets acquired and liabilities assumed is determined.

As described more fully in “NOTE 2 – SUMMARY OF ACCOUNTING POLICIES”, the assets and liabilities of Meridian Tech d.o.o. (Bosnia & Herzegovina) have been recorded at their fair value at the acquisition date and are included in the Company’s consolidated financial statements.

During the twelve months ended December 31, 2022, Meridian Tech d.o.o. (Bosnia & Herzegovina) contributed revenues of $8,543,356 and net income attributable to the Company of $1,765,226.

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•	Meridian Gaming Holdings Ltd. (Malta)

Effective May 3, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired 100% of the ordinary issued share capital (1,200 Ordinary Shares) of Meridian Gaming Holdings Ltd. (Malta).and its subsidiaries.

Pursuant to the Sales and Purchase Agreement, the Company agreed to pay the sellers EUR 246,252 (USD $272,860) for 100% of Meridian Gaming Holdings Ltd. (Malta). The consideration was paid on December 31, 2022.

In accordance with FASB ASC Section 805, “Business Combinations”, the Company has accounted for the Purchase Agreement transaction as a business combination using the acquisition method. Due to the continuity of operations that will remain after the acquisition, the acquisition was considered the acquisition of a “business”.

The Company accounts for business combinations in accordance with FASB ASC 805, “Business Combinations”. The preliminary fair value of purchase consideration for the acquisition has been allocated to the assets acquired and liabilities assumed based on a preliminary valuation of their respective fair values and may change when the final valuation of the assets acquired and liabilities assumed is determined.

As described more fully in “NOTE 2 – SUMMARY OF ACCOUNTING POLICIES”, the assets and liabilities of Meridian Gaming Holdings Ltd. (Malta) have been recorded at their fair value at the acquisition date and are included in the Company’s consolidated financial statements.

During the twelve months ended December 31, 2022, Meridian Gaming Holdings Ltd. (Malta) contributed revenues of $0 and net loss attributable to the Company of $(2,815).

Formation of New Businesses - Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina), Expanse Studio Ltd. (Serbia), Meridian Tech South Africa Ltd (South Africa)

•	Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina)

Effective November 11, 2022, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech Ltd. Bosnia.

During the twelve months ended December 31, 2022, Meridian Bet Brcko d.o.o. (Bosnia & Herzegovina) contributed revenues of $0 and net loss attributable to the Company of $(1,050).

•	Expanse Studio Ltd. (Serbia)

Effective September 11, 2022, Expanse Studio Ltd. (Serbia) was formed whose operations include Lease of computer games, and they are a subsidiary of Meridian Gaming Ltd. Malta.

During the twelve months ended December 31, 2022, Expanse Studio Ltd. (Serbia) contributed revenues of $2,616 and net loss attributable to the Company of $(637).

•	Meridian Tech South Africa Ltd (South Africa)

Effective April 26, 2021, Meridian Tech South Africa Ltd (South Africa) was formed whose operations include gambling and betting, and they are a subsidiary of Meridian Tech Ltd. Serbia.

During the twelve months ended December 31, 2022, Meridian Tech South Africa Ltd (South Africa) contributed revenues of $0 and net loss attributable to the Company of $(2,284).

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NOTE 9 – INTANGIBLE ASSETS – GOODWILL, SOFTWARE DEVELOPMENT COSTS, TRADEMARKS

In connection with the acquisition of Bit Tech Tanzania, the Company recognized $995,007 of other intangible assets related to the retail agent partner relationships of $243,349 and online customer relationships of $751,658. Other intangible assets are amortized over 5 years.

Software represents software licenses as well as the costs of internally developed gaming software. Capitalized software costs are amortized based on the straight-line method over the remaining estimated economic life of the product. During the twelve months ended December 31, 2022, and 2021, respectively, software development costs of $1,538,074 and $50,791, were incurred and capitalized.

Intangible construction in process mainly represents the development of new software in Montenegro for a sports betting platform.  During the twelve months ended December 31, 2022, and 2021, respectively, costs of $1,567,149 and $,2,015,995, were incurred and capitalized.

Licenses relate to operational gaming licenses issued in Bosnia, Cyprus and Colombia. Software mainly relates to internally developed gaming software.

Intangible assets related to software and website are amortized on a straight-line basis over their expected useful lives, estimated to be 5 years.

Amortization expenses related to intangible assets were $1,152,753 and $1,091,245 for the twelve months ended December 31, 2022, and 2021, respectively. Accumulated amortization was $4,972,517 and $3,875,282 as of December 31, 2022, and 2021, respectively.

The following table details the carrying values of the Company’s intangible assets:

	As of December 31, 2022	As of December 31, 2021
Intangible construction in process	5,478,451	3,911,301
Licenses	526,008	550,390
Software	7,170,658	5,395,432
Trademarks and tradenames	965	1,024
Other intangible assets	1,456,107	1,543,941
Gross intangible assets	14,632,189	11,402,088
Less: accumulated impairment and amortization
Licenses amortization	(306,963)	(349,219)
Software amortization	(4,204,349)	(3,345,928)
Trademarks and tradenames amortization	(105)	(9)
Other intangible assets amortization	(461,101)	(180,126)
Total accumulated impairment and amortization	(4,972,518)	(3,875,282)
Net intangible assets	9,659,671	7,526,806

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NOTE 10 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, net, consists of the following for the periods indicated:

	As of December 31, 2022	As of December 31, 2021
Land	26,813	-
Buildings, net	6,375,228	5,493,935
Slots and machines, net	10,807,630	9,920,747
Equipment, net	2,797,439	2,651,336
Computers, net	1,672,926	1,129,744
Televisions, net	320,169	341,611
Property, plant and equipment construction in process	123,870	98,750
Investment in third party property, plant and equipment	1,683,997	1,581,333
Advances for property, plant and equipment	1,101,244	6,390
Total property, plant and equipment, net	24,909,316	21,223,846

Investment in third party property is leasehold improvements in rented premises for retail betting.

Advances for property, plant and equipment represents the purchase of the premises in Montenegro. These premises are still in the process of construction.

As of December 31, 2022, and 2021, depreciation expenses are $3,451,054 and $2,773,625, respectively.

NOTE 11 –DEPOSITS AND PREPAID ASSETS

As of December 31, 2022, and 2021, deposits and prepaid assets are $4,933,611 and $5,446,229, respectively. The components of deposits and prepaid assets are as follows:

	As of December 31, 2022	As of December 31, 2021
Deposits for rent	168,226	116,802
Deposits for retail betting	1,864,593	1,733,751
Deposits for retail casino	646,767	633,013
Deposits for internet betting	993,685	1,061,590
Other prepayments	10,172	8,229
Other deposits	1,250,168	1,892,844
Total deposits and prepaid assets	4,933,611	5,446,229

Betting and casino deposits are long term deposits held with the following banks: NLB Komercijalna bank, EFG-Direktna bank, Halk bank, Bank Postanska Stedionica, Fibank, as security for the permission granted to operate in particular region.

Other deposits are long term deposits with EFG Direktna bank and Nova bank for open credit lines and e-commerce services.

The deposits with NLB Komercijalna bank accrues and pays interest at the rates of 1.0% and 1.9% per annum.

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NOTE 12 –FINANCING LEASE RIGHT-OF-USE ASSETS AND LIABILITIES

Under ASU No. 2016-02, Leases (Topic 842), lessees are required to recognize all leases (with the exception of short-term leases) on the balance sheet as a lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. The standard was adopted using a modified retrospective approach.

The Company (through its subsidiaries and affiliates) has entered into finance leases, the Company does not have operating lease agreements. As the rate implicit in each lease is not readily determinable, The Company uses its incremental borrowing rate based on information available at commencement to determine the present value of the lease payments. Right-of-use asset and lease liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Lease term is typically assessed at 5 years.

The lease cost for the twelve months ended December 31, 2022, and 2021 was $2,590,793 and $2,108,004, respectively.

As of December 31, 2022, and 2021, the right-of-use asset is $4,839,534 and $4,909,582, respectively, and there was also a current lease liability of $2,039,336 and $2,227,800, respectively and a non-current lease liability of $2,570,567 and $2,807,914, respectively.

Maturities of lease liabilities as of December 31, 2022, were as follows:

Operating Lease
2023	2,039,336
2024	1,604,531
2025	772,437
2026	324,302
2027	90,178
Thereafter	-
Total lease payments	4,830,784
Less imputed interest	220,881
Present value of lease liability	4,609,903

NOTE 13 – DUE TO OWNERS

Due to owners includes amounts payable to the minority owners of Fair Champion Meridian Cyprus in the amounts of $137,114 and $154,736, as of December 31, 2022, and 2021, respectively.

 NOTE 14 – TAXES PAYABLE

The taxes payable includes tax amounts due for stamps, duties, corporate income tax and deferred tax liabilities as noted below:

As of December 31, 2022, and 2021, taxes payable are $2,550,960 and $2,563,881, respectively. The components of taxes payable are as follows:

	As of December 31, 2022	As of December 31, 2021
Stamps, duties and other taxes	1,421,206	1,775,861
Corporate income tax payable	1,061,516	650,876
Deferred tax liabilities	68,238	137,144
Total taxes payable	2,550,960	2,563,881

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NOTE 15 – DUE TO RELATED PARTIES

The due to related parties represents the amount payable to entities where the Group has no majority interest and that are not included in consolidation are debt.  The amounts are for renting premises and short-term loans. As of December 31, 2022, and 2021, the due to related parties amounted to $3,200 and $107,914, respectively.

NOTE 16 – OTHER LIABILITIES

Other Current Liabilities

As of December 31, 2022, and 2021, other current liabilities are $504,663 and $308,338, respectively. The components of other current liabilities are as follows:

	As of December 31, 2022	As of December 31, 2021
Staff costs payable	299,171	183,050
Other current payables	198,473	118,430
Rent deposits received	7,019	6,858
Total other current liabilities	504,663	308,338

Other current payables include any amounts due to parties that do not meet the requirements to be classified as accounts payable, such as interest payable, fines, penalties, employee receivables, fees etc.

 Other Non-Current Liabilities

As of December 31, 2022, and 2021, other current liabilities are $1,368,577 and $2,675,180, respectively. The components of other non-current liabilities are as follows:

	As of December 31, 2022	As of December 31, 2021
Leases payable	30,218	31,970
Retirement benefits	14,666	15,516
Other non-current liabilities	1,323,693	2,627,694
Total other non-current liabilities	1,368,577	2,675,180

Other non-current liabilities of $1,323,693 and $2,627,694, are the long-term portion of the contractual liabilities to suppliers related to the purchase of the equipment (slot machines). The decrease of $1,306,603, from December 31, 2022, to December 31, 2021, is attributable to the paydown of the debt with suppliers.

NOTE 17 – RELATED PARTY TRANSACTIONS

All related party transactions have been recorded at the amount of consideration established and agreed to by the related parties.

Business Combination - Acquisitions of additional interest in Bit Tech Ltd. (Tanzania) and, acquisition of remaining interests in Meridian Tech d.o.o. (Bosnia & Herzegovina) and Meridian Gaming Holdings Ltd. (Malta)

Bit Tech Ltd. (Tanzania)

On May 7, 2021, and effective on May 24, 2021, Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, “Meridianbet Montenegro” entered into a Sale and Purchase Agreement to acquire an additional 41% of Bit Tech Ltd (Tanzania) a limited liability company formed under the laws of Tanzania, for EUR 1,141,000 (USD $1,350,000). On May 7, 2021, at closing, $300,000 was paid and the balance was in monthly installments.  As of December 31, 2022, and 2021, $0 and $227,768 remained due and payable.  Meridianbet Montenegro now owns 90% of Bit Tech Ltd (Tanzania). The original 49% of Bit Tech Ltd (Tanzania) was acquired in February 2018 for EUR 1,745,000 (USD $2,128,917).

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Meridian Tech d.o.o. (Bosnia & Herzegovina)

On January 13, 2022, and effective on February 14, 2022, the Company entered into a Sales and Purchase Agreement to acquire the remaining 23.65% ownership interest in Meridian Tech d.o.o. (Bosnia & Herzegovina), a limited liability company formed under the laws of Bosnia & Herzegovina, from Aleksandar Milovanovic, Zoran Milosevic and Snezana Bozovic for EUR 257,500 (USD $293,447). As of December 31, 2022, a balance of $147,253 remains unpaid. Meridian Tech d.o.o. (Serbia) now owns 100% of Meridian Tech d.o.o. (Bosnia & Herzegovina).

Meridian Gaming Holdings Ltd. (Malta)

Effective May 3, 2022, Aleksandar Milovanović, Zoran Milošević and Snežana Božović acquired 100% of the ordinary issued share capital (1,200 Ordinary Shares) of Meridian Gaming Holdings Ltd. (Malta).and its subsidiaries.

Pursuant to the Sales and Purchase Agreement, the Company agreed to pay the sellers EUR 246,252 (USD $272,860) for 100% of Meridian Gaming Holdings Ltd. (Malta). The consideration was paid on December 31, 2022.

Name	Dividends Paid January 1, 2022 to December 31, 2022	Dividends Paid January 1, 2021 to December 31, 2021
Aleksandar Milovanović	4,201,029	9,621,082
Zoran Milošević	1,202,759	1,028,243
Snežana Božović	659,727	884,408
Other dividends paid	728,329	63,836
Total	6,791,844	11,597,569

For other related party transactions see Note 4 and Note 15.

NOTE 18 – EQUITY

The Company has not issued shares of common stock; instead, the Meridianbet Group is a European private limited liability company whose owners are Aleksandar Milovanović, Zoran Milošević and Snežana Božović.

NOTE 19 – SEGMENT REPORTING AND GEOGRAPHIC INFORMATION

We operate our business in five operating segments which include:

•	Retail Sports Betting/Retail Casino
•	Online Sports Betting
•	Online Casino
•	B2B Royalty
•	Bars

All operating segments have been aggregated due to their inter-dependencies, commonality of long-term economic characteristics, products and services, the production processes, class of customer, and distribution processes.

For geographical revenue reporting, revenues are attributed to the geographic location in which the operations are located.

Long-lived assets consist of property, plant and equipment, net, intangible assets, financing lease right-of-use assets, and goodwill, and are attributed to the geographic region in which they are located.

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 The following is a summary of revenues by products for the indicated periods (as a percentage of total revenues):

Description	For the Twelve Months Ended December 31, 2022		For the Twelve Months Ended December 31, 2021
Revenues:	$	%	$	%
Retail Sports Betting/Retail Casino	22,488,421	30%	19,408,194	32%
Online Sports Betting	27,399,269	37%	23,551,771	39%
Online Casino	21,596,129	29%	14,273,436	24%
B2B Royalty	2,000,901	3%	2,012,820	3%
Bars	1,444,934	2%	1,121,524	2%
Total	74,929,656	100%	60,367,745	100%

The following is a summary of revenues by geographic region, for the indicated periods (as a percentage of total revenues):

Description	For the Twelve Months Ended December 31, 2022		For the Twelve Months Ended December 31, 2021
Revenues:	$	%	$	%
Serbia	36,590,344	49%	30,935,632	51%
Bosnia	8,543,356	11%	5,961,223	10%
Montenegro	10,184,311	14%	9,649,477	16%
Other	19,611,645	26%	13,821,413	23%
Total	74,929,656	100%	60,367,745	100%

The following is a summary of cost of goods sold by products for the indicated periods (as a percentage of total cost of goods sold):

Description	For the Twelve Months Ended December 31, 2022		For the Twelve Months Ended December 31, 2021
Cost of Goods Sold:	$	%	$	%
Retail Sports Betting/Retail Casino	5,826,223	30%	4,699,424	32%
Online Sports Betting	7,098,508	37%	5,702,734	39%
Online Casino	5,595,051	29%	3,456,114	24%
B2B Royalty	518,387	3%	487,376	3%
Bars	374,349	2%	271,563	2%
Total	19,412,518	100%	14,617,211	100%

The following is a summary of cost of goods sold (COGS) by geographic region, for the indicated periods (as a percentage of total cost of goods sold):

Description	For the Twelve Months Ended December 31, 2022		For the Twelve Months Ended December 31, 2021
Cost of Goods Sold:	$	%	$	%
Serbia	7,358,216	38%	6,308,462	43%
Bosnia	2,070,055	11%	1,409,858	10%
Montenegro	661,864	3%	681,418	5%
Other	9,322,383	48%	6,217,473	43%
Total	19,412,518	100%	14,617,211	100%

F-46

Long-lived assets by geographic region as of the dates indicated below were as follows:

Description	As of December 31, 2022	As of December 31, 2021
Long-lived assets:	$	$
Serbia	27,586,057	26,857,712
Bosnia	1,509,508	1,348,596
Montenegro	11,341,049	8,625,694
Other	5,424,250	5,479,933
Total	45,860,865	42,311,934

 NOTE 20 – INCOME TAXES

The statutory rate of tax is the aggregated rate of local taxes paid in each operational jurisdiction. Rates range between 9% and 35% (see NOTE 2 – SUMMARY OF ACCOUNTING POLICIES, Income Taxes). The Meridianbet Group’s reconciliation of effective tax rate is based on its parent company (Meridian Tech d.o.o. (Serbia)) tax rate (i.e., 15%), with reconciling items due to tax rates applied by Meridianbet Group companies in other jurisdictions.

Factors that affect the future tax rates are predominantly the Government fiscal policies in each jurisdiction.  The Company is not aware of any proposed material changes to fiscal policies.

The Company’s corporate income tax expense is as follows:

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Current corporate income tax expense	1,176,087	1,103,464
Deferred corporate income tax expense / (income)	(61,250)	111,313
Total corporate income tax	1,114,837	1,214,777

Reconciliation of the Company’s income taxes is as follows:

	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Net income before taxes	17,090,782	14,162,400
Average statutory tax rate	15%	15%
Total corporate income tax	2,563,617	2,124,360
Adjustments to corporate income tax
Currency translation	9,529	15,236
Tax effect of expenses not deductible for tax purposes	12,646	120,532
Tax effect of income exempted for tax purposes	(105,115)	(65,015)
Effect of tax rates in foreign jurisdictions	(349,015)	195,846
Tax credits utilized in the current period	(1,016,825)	(1,176,182)
Current corporate income tax	1,114,837	1,214,777
Effective tax rate	6.5%	8.6%

The Company had income tax expenses of $1,114,837 and $1,214,777, during the twelve months ended December 31, 2022, and 2021, respectively.  The Company has no deferred tax assets, deferred tax liabilities of $68,236 and $137,144, and accrued income tax liabilities of $1,061,516 and $650,876, each at December 31, 2022, and 2021, respectively.

F-47

Each company in the Meridian Group pays income tax to tax authorities at the local level, in its own country, not at the consolidated level.

For all companies in the Meridian group, it is important that VAT is not calculated on gaming services, but all companies in the Meridian group pay VAT on the services of suppliers, for their products and services.

The exception is Malta, which does not charge VAT for invoices from suppliers when it comes to gaming services.

Meridian Tech Ltd.

In Serbia Income tax is paid to the tax administration - the Ministry of the Republic of Serbia. Income tax is paid in advance, monthly, based on the submitted tax return for the previous year. Advance payment for profit tax is paid by the 15th of the month for the previous month. The deadline for submitting the tax return for the completed business year is 28, June of the current year, when the difference that is paid for the previous year is determined. VAT is paid by the 15th of the month for the previous month. The VAT rate is 20%.

Meridianbet Montenegro

Profit tax is paid to the Tax Administration of Montenegro. Corporate income tax is paid by 31, March. for the previous year. This tax is paid annually. The VAT rate is 21%.

Meridian Tech Bosnia

Profit tax is paid to the Public Revenue of the Republic of Srpska. It is paid monthly in advance throughout the year, and the difference is paid after the final statements for the current year. VAT rate is 17%.

Bit Tech Tanzania

Gaming companies in Tanzania are exempt from paying profit tax. VAT rate is 18%

Meridian Gaming (CY) Cyprus

Income tax is paid to the Tax revenue service in Cyprus, once every 6 months. VAT rate is 19%.

Meridian Gaming Peru

Income tax is paid to SUNAT, once a month. At the end of the year, an adjustment is made for the difference that appears. VAT rate is 18%

NOTE 21 - COMMITMENTS AND CONTINGENCIES

The Company may be involved, from time to time, in litigation or other legal claims and proceedings involving matters associated with or incidental to our business, including, among other things, matters involving breach of contract claims, and other related claims and vendor matters; however, none of the aforementioned matters are currently pending, except as discussed below. The Company believes that we are not exposed to matters that will individually, or in aggregate, have a material adverse effect on our financial condition or results of operations.

Notwithstanding the above, the outcome of litigation is inherently uncertain. If one or more legal matters were resolved against the Company in a reporting period for amounts in excess of management’s expectations, the Company’s financial condition and operating results for that reporting period could be materially adversely affected.

NOTE 22 – Sale and Purchase Agreement of Share Capital

On January 11, 2023, the owners of the Meridianbet Group, (“Sellers”) entered into a Sale and Purchase Agreement of Share Capital (the “Original Purchase Agreement”) with Golden Matrix Group, Inc. (“GMGI”).  GMGI is incorporated and registered in the State of Nevada, in the United States of America, and operates as (i) an innovative provider of enterprise Software-as-a-Service (“SaaS”) solutions for online casino operators and online sports betting operators, commonly referred to as iGaming operators and, (ii) a provider of pay to enter prize competitions in the United Kingdom (UK).

 The Original Purchase Agreement was amended and restated by the parties on June 28, 2023, by the entry into an Amended and Restated Sale and Purchase Agreement of Share Capital (the “Purchase Agreement”).  On September 27, 2023, the Sellers and GMGI entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). Pursuant to the Meridianbet Purchase Agreement and the First Amendment, GMGI agreed to purchase, from the Sellers, 100% of the Company’s outstanding capital stock of each of the Meridianbet Group companies in consideration for:

F-48

(a)

a cash payment of $30 million, due at the closing of the Amended and Restated Meridian Purchase Agreement; however, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by GMGI at the closing of the Amended and Restated Purchase Agreement, may be paid from Meridianbet Group’s cash on hand at closing, including from the $10 million of cash the Sellers are required to have as of the Closing pursuant to the terms of the Amended and Restated Purchase Agreement;

(b)	82,141,857 restricted shares of GMGI’s common stock, with an agreed upon value of $3.00 per share, due at the Closing;
(c)	1,000 shares of a to be designated series of Series C preferred stock of GMGI, due at the Closing;
(d)

$5,000,000 in cash and 5,000,000 restricted shares of GMGI common stock, due within five business days following the six month anniversary of the Closing, if (and only if) GMGI has determined that the Sellers and Meridianbet Group are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

(e)	$20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the Closing and $10,000,000 is due 18 months after the date of the Closing; and
(f)

promissory notes in the aggregate amount of $15,000,000 issuable to the Sellers, due 24 months after the Closing. The Closing is required to occur prior to March 31, 2024, unless extended by the mutual consent of the parties.

Upon the Closing, the Meridian Sellers are expected to collectively own approximately 70% of the Company’s then outstanding shares of common stock (with Aleksandar Milovanovic (“Milovanovic”) owning approximately 59%), and approximately 70% of the Company’s then outstanding voting shares (with Milovanovic owning 58%). Assuming the Post-Closing Shares are issued, the Meridian Sellers will collectively own approximately 71% of the Company’s then outstanding shares of common stock (with Milovanovic owning approximately 60%), and approximately 68% of the Company’s then outstanding voting shares (with Milovanovic owning approximately 58%). The above percentages are based on the Company’s currently outstanding shares of common stock and voting shares. It is also currently contemplated that the Company may sell convertible debt securities to raise funding to complete the Purchase, which could result in dilution to the interests of the Meridian Sellers as discussed above. Therefore, as a result of the Purchase, the Meridian Sellers will become the majority stockholders of the Company and will receive rights to appoint certain persons to the Board of Directors of the Company.

The closing of the Purchase is subject to certain closing conditions. The Purchase Agreement can be terminated (a) by the written agreement of the parties; (b) by the Company or the Meridian Sellers if the Company has not obtained a loan commitment or other long-form term sheet from a third-party lender approved by Meridian Sellers (in their reasonable discretion) to provide at least $30 million of financing required for the Company to complete the Purchase (the “Required Financing”), on terms and conditions acceptable to Meridian Sellers in their reasonable discretion, prior to August 31, 2023 (or such other date as the parties may mutually agree, provided that the parties have verbally agreed to extend such date), unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (c) by the Company if the Shareholder Agreements are not entered into within 60 days after the date of the Purchase Agreement (August 27, 2023, provided that the parties have verbally agreed to extend such date, with plans to document a new definitive date via amendment in the future), unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (d) by the Company or the Meridian Sellers if the Closing has not been completed by December 31, 2023 (unless such date is extended with the mutual consent of the parties)(the “Required Closing Date”) unless such failure is due to such party that proposes to terminate the agreement not using commercially reasonable efforts to satisfy such condition or the breach by such party of a provision of the Purchase Agreement; (e) by the Company or the Meridian Sellers, if a condition to closing has become incapable of fulfilment and not been waived by Purchaser; (f) by the Company or the Meridian Sellers pursuant to a due diligence termination right which has previously expired; (g) by either the Company or the Meridian Sellers if any updated schedule required to be disclosed pursuant to the terms of the Purchase Agreement could reasonably result in a material adverse effect on the disclosing party; (h) by either the Company or the Meridian Sellers if more than 90 days have elapsed since the date the initial required notices are provided under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act), to the extent required, and HSR Act approval has not been received as of such date, and the Company or Meridian Sellers, as applicable, has made the reasonable, good faith determination that HSR Act approval will be so costly and time consuming to such party that it does not make commercially reasonable sense for such party to continue to seek such HSR Act approval, provided that the parties have determined that no HSR Act notices will be needed for the transaction; or (i) by either the Meridian Sellers or the Company, if there has been a breach of any material representation, warranty, covenant, agreement, or undertaking made by the other party in a transaction document, which breach, if curable, is not cured within 30 calendar days after notice by the non-breaching party (provided, however, that if the cure reasonably requires more than 30 days to complete, then the breaching party shall have an additional 15 days, provided it timely commences the cure and continues diligently prosecuting the cure to completion).

F-49

The Purchase Agreement may also be terminated by the Meridian Sellers or the Company at any time prior to the Closing Date if: (i) there shall be any actual action or proceeding which value is more than 1% of the Purchase Price, before any court or any governmental entity which shall seek to restrain, prohibit, or invalidate the transactions contemplated by the Purchase Agreement and which, in the judgment of the Meridian Sellers or the Company, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Purchase; or (ii) any of the transactions contemplated by the Purchase Agreement are disapproved by any regulatory authority whose governmental approval is required to consummate such transactions (which does not include the Securities and Exchange Commission (SEC)) or in the judgment of the Meridian Sellers or the Company, made in good faith and based on the advice of counsel, there is substantial likelihood that any such governmental approval will not be obtained by the Required Closing Date) or will be obtained only on a condition or conditions which would be unduly and materially burdensome, making it inadvisable to proceed with the Purchase.

In the event of termination of the Purchase Agreement, no obligation, right or liability shall arise, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of the Purchase Agreement and the transactions contemplated thereby, except in connection with the Break-Fee (discussed below).

Additionally, we have agreed to issue $3 million in restricted stock units to employees of the Meridian Companies (and their subsidiaries) within 30 days following the Closing in order to incentive such employees to continue to provide services to such entities following the Closing (the “Post-Closing Equity Awards”). The Post-Closing Equity Awards will be issued under a shareholder approved equity plan. Included in Post-Closing Equity Awards will be the award of Restricted Stock Units to the directors nominated for appointment to the Board of Directors by the holders of the Company’s Series C Voting Preferred Stock, as described in greater detail in the Purchase Agreement.

To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing includes any break-fee, termination fee, or other expenses payable by the Company upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the parties’ best efforts to avoid such a requirement, each of the Company and Meridian Sellers shall be responsible for 50% of any such Break-Fee, including any amounts required to be escrowed in connection therewith.

Promissory Notes

The $15 million of Promissory Notes will accrue interest at 7% per annum (12% upon the occurrence of an event of default), with monthly interest payments of accrued interest due on the first day of each calendar month until its maturity date; and have a maturity date twenty-four months after the Closing. The Promissory Notes will include customary events of default and require us to indemnify the holders thereof against certain claims.

Series C Voting Preferred Stock

The Series C Voting Preferred Stock is expected to have the following rights to be set forth in a designation of the Series C Voting Preferred Stock filed with the Secretary of State of Nevada prior to the Closing (the “Series C Designation”):

F-50

Voting Rights. The holders of the Series C Voting Preferred Stock, voting as a class, vote together with the holders of the Company’s common stock on all shareholder matters. At each vote, each share of Series C Voting Preferred Stock entitles the holder 7,500 votes on all matters presented to the Company’s shareholders for a vote of shareholders, whether such vote is taken in person at a meeting or via a written consent (7,500,000 votes in aggregate for all outstanding shares of Series C Preferred Stock).

Additionally, for so long as the Company’s Board of Directors has at least five members and for so long as the Series C Preferred Stock is outstanding, the Series C Voting Preferred Stock, voting separately, will have the right to appoint two members to the Company’s Board of Directors. If the Company’s Board of Directors shall have less than five members, the Series C Voting Preferred Stock, voting separately, will have the right to appoint one member to the Board of Directors. The holders of the Series C Voting Preferred Stock will also have the sole right to remove such persons solely appointed by the Series C Voting Preferred Stock and to fill vacancies in such appointees.

The Series C Preferred Stock will also require the consent of the holders of at least a majority of the issued and outstanding shares of Series C Preferred Stock to (i) amend any provision of the designation of the Series C Preferred Stock, (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of any preferred stock of the Company, (iii) adopt or authorize any new designation of any preferred stock, (iv) amend the Articles of Incorporation of the Company in a manner which adversely affects the rights, preferences and privileges of the Series C Preferred Stock, (v) effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series C Preferred Stock, (vi) issue any additional shares of preferred stock, or (vii) alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of Series C Preferred Stock.

Conversion Rights. The holders of the Series C Preferred Stock will have the right to convert each share of the Series C Preferred Stock into one share of the Company’s common stock at any time. The Series C Preferred Stock also provides for the automatic conversion of all outstanding shares of Series C Preferred Stock into common stock of the Company, on a 1 for 1 basis, on the date that the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended), calculated without regard to any shares of common stock issuable upon conversion of the Series C Preferred Stock, of the Meridian Sellers (collectively), falls below 10% of the Company’s common stock then outstanding, without taking into account the shares of common stock issuable upon conversion of the Series C Preferred Stock, or the first business day thereafter that the Company becomes aware of such.

Transfer Rights. The Series C Preferred Stock is not transferrable by the Meridian Sellers.

Subsequent to the entry into the A&R Purchase Agreement, the parties continued to discuss the post-closing management of the Company, the terms of the closing, the conditions associated therewith, funding needed to complete the transaction, and additional items, and on September 27, 2023, the Company and the Sellers entered into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 (the “First Amendment”). The First Amendment, amended the A&R Purchase Agreement, to among other things, to:

F-51

1.

provide that, with the consent of, and in the sole discretion of, the Sellers, up to $20 million of the $30 million required to be paid to the Sellers by the Company at the closing of the A&R Purchase Agreement (the “Closing”), may be paid from cash on hand of the Meridian Companies at closing (the “Reallocated Closing Cash”), including from the $10 million of cash the Sellers are required to have as of Closing pursuant to the terms of the A&R Purchase Agreement;

2.

provide that the parties are required to enter into, at or prior to Closing, a Day-to-Day Management Agreement (the “Management Agreement”) and Nomination and Voting Agreement (the “Voting Agreement”) (along with Anthony Brian Goodman, the Company’s Chief Executive Officer, and an entity which he controls, who are also required to also enter into the Voting Agreement)(each as discussed below);

3.

provide Mr. Milosevic the right, for two years following the Closing, to be appointed as Chief Operating Officer of the Company, and that upon such appointment, or for two years after notice of such appointment is provided to the Company, he has the right to require the Company to enter into an employment agreement with him in the same form as Mr. Goodman’s then employment agreement as Chief Executive Officer;

4.

update the A&R Purchase Agreement to clarify that the fairness opinion previously required to be obtained by the Company prior to closing, had already been obtained (which fairness opinion was provided to the Company on September 22, 2023);

5.	extend the date that the Closing is required to have been completed by from December 31, 2023, to March 31, 2024, or such other later date as may be approved by the mutual consent of the parties;

6.

remove the requirement that the Sellers obtain shareholder and restrictive covenant agreements from the minority shareholders of the subsidiaries of the Meridian Companies and that the Company enter into employment agreements with each of the Sellers at Closing;

7.

clarify that the Company is required to seek shareholder approval for an amendment to the Company’s Articles of Incorporation providing for the declassification of the Board of Directors of the Purchaser, an opt-out of Nevada’s Control Share Act, and Bylaw-amending authority by the Board and, separately (and superiorly), the Shareholders, in a form reasonably acceptable to the Sellers (instead of a full amendment and restatement of the Articles of Incorporation);

8.

allow the Company to issue debt in connection with the borrowing of funds to pay the purchase price, and up to 15 million shares of common stock in connection with fund raising activities to pay the purchase price or for general working capital, subject to the Seller’s prior written consent in their sole discretion;

9.

remove the requirement that the Company raise $30 million in funding prior to Closing, and instead provide that the funding required for closing may come from any number of sources, including the Reallocated Closing Cash, borrowed funds and/or securities sold (subject to the prior written consent of the Sellers in their sole discretion), and cash generated by the Company through the Closing date;

10.

provide that the parties will seek Nasdaq approval of an initial listing application of the combined company prior to Closing, to the extent required by Nasdaq, and that to the extent required, such Nasdaq initial listing approval will be a condition to closing the acquisition, provided that regardless, the continued listing of the Company’s common stock following the Closing is a condition to Closing;

11.

certain limited rights, subject to approval of the Sellers, for the Company to assign certain of its rights under the A&R Purchase Agreement to the extent required by any funding source of the Company;

12.

revise the terms of the Series C Voting Preferred Stock required to be designated by the Company prior to Closing, 1,000 shares of which are required to be issued to the Sellers at the Closing, to provide that if the aggregate beneficial ownership of the Sellers (without taking into account any shares of common stock issuable upon conversion of the Series C Voting Preferred Stock), decreases to 40% or less of the outstanding common stock of the Company, the Sellers, pursuant to the terms of the Series C Voting Preferred Stock (discussed in greater detail in the January 2023 Current Report), have the right to appoint only one member of the Board of Directors, even if such beneficial ownership should increase above 40% again in the future (compared to two previously until (a) the Sellers’ combined aggregate ownership decreased to 10% of the Company’s outstanding common stock, pursuant to which the Series A Voting Preferred Stock automatically converts into common stock pursuant to its terms; or (b) unless the Company has less than five members of its Board of Directors (at which time the Series A Voting Preferred Stock has the right to appoint only one member, regardless of the beneficial ownership of the Sellers));

13.	include forms of the Voting Agreement and Management Agreement as exhibits to the A&R Purchase Agreement; and

14.	correct certain errors and cross references in the A&R Purchase Agreement, and update the A&R Purchase Agreement for certain required events which have previously occurred.

F-52

As discussed above, pursuant to the First Amendment, a required term and condition of the Closing is that, prior to Closing, the Sellers and Anthony Brian Goodman, the Chief Executive Officer and Chairman of the Company (both individually and on behalf of Luxor Capital LLC, a Nevada limited liability company which he controls (“Luxor”)), enter into a Voting Agreement. The Voting Agreement currently contemplates, the Sellers and Mr. Goodman agreeing for two years following the Closing to:

(1)

vote their voting shares of the Company “For” appointment of those director nominees, nominated to the Board of Directors from time to time by the independent Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Committee”) which Committee is required to be composed of two members; and

(2)

not vote their shares to remove any directors nominated by the Committee, subject to certain rights to withhold votes for certain persons disqualified from serving as a member of the Board of Directors as described in the Voting Agreement.

Following the Closing, the Committee will be made up solely of two independent directors, one of whom will be the independent Board member appointed to the Board by the Sellers, who will chair the Committee, and one of whom will be an independent Director appointed by the full Board of Directors of the Company. If the Committee becomes deadlocked on a nominee, then the independent Director(s) on the Board will have the right to vote, and to collectively break the voting tie (voting by majority, provided that it is currently contemplated that the Board of Directors will consist of only one other independent member, other than those two independent members on the Committee).

Pursuant to the Voting Agreement, Mr. Goodman will agree to vote all of his voting shares of the Company for declassification of the Board. The Voting Agreement also includes restrictions on the ability of the Sellers to transfer shares of the Company which they hold, unless such transferees enter into a joinder to the Voting Agreement and includes a provision allowing any member of the Board nominated by the Sellers to share confidential information with the Sellers, but otherwise prohibiting them from sharing such confidential information with any other person.

Pursuant to the Voting Agreement, the Sellers will agree to not request, encourage, or support any independent directors nominated to the Board of Directors by the Sellers pursuant to the appointment right set forth in the Series C Voting Preferred Stock designation (the “Series C Appointment Right”), to remove Mr. Goodman as Chief Executive Officer of the Company (or reduce his ultimate authority to manage the Company, subject to the terms of the Management Agreement, discussed below) for a period of two years following the Closing, except as to a removal for cause (as defined in the Voting Agreement), or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

The Company has also agreed pursuant to the terms of the Voting Agreement, to amend its Bylaws prior to Closing, to provide for a Board of Directors consisting of a maximum of five (5) members.

Separately but relatedly, Zoran Milosevic and the Company also contemplate entering into the Management Agreement at Closing, which would prohibit the Company or its executives from materially interfering in the operation of the business of, and day-to-day operations of, the Meridian Companies by its current leadership (i.e., Mr. Milosevic, as Chief Executive Officer), while the Voting Agreement is in place. The purpose of that agreement is to ensure the continued running of the Meridian Companies in their ordinary course, for a finite period of time, by one or more individuals who (i) have grown such entities to their current, profitable levels, earning them an important level of corporate and business knowledge; and (ii) have the native-language abilities to easily communicate with mid-level and low-level employees, among other material advantages. The violation of that materiality-based restriction would also raise an option for the Sellers to suspend or terminate (at their discretion) the Voting Agreement. The Management Agreement would not, other than in connection with the day-to-day operations of the Meridian Companies, restrict the Board of Directors or management’s ability to manage the Meridian Companies or the Company as a whole.

Pursuant to the Management Agreement, Mr. Milosevic will serve as the manager of the Meridian Companies and will supervise and direct the day-to-day operation of the Meridian Companies as Chief Executive Officer thereof. The initial term of the Management Agreement is two years from the Closing date, unless otherwise extended with the mutual agreement of the parties. Mr. Milosevic has the right to terminate the Management Agreement immediately upon the termination of the Voting Agreement; and Mr. Milosevic has the right to terminate the Voting Agreement immediately upon the expiration or termination of the Management Agreement.

The Management Agreement may also be terminated in writing by a non-breaching party in the event of the other party’s (i) fraud, gross negligence or willful misconduct in the performance of its obligations under the Management Agreement; or (ii)  the breach by the other party of any of its obligations under the Management Agreement, if such breach is not cured within such 30 days after written notice to breaching party is provided by the non-breaching party, or if such breach cannot reasonably be cured within 30 days, if such breaching party fails to commence the cure thereof within said 30 day period and thereafter fails to diligently pursue said cure or if such breaching party fails to complete said cure within 60 days of such breach.

In consideration for the services agreed to be provided by Mr. Milosevic under the Management Agreement and separate from the consideration due to him pursuant to the contemplated Employment Agreement, the Company will pay Mr. Milosevic $10 per year.

Pursuant to the Management Agreement, at least once per calendar year, but more frequently at the request of Mr. Milosevic and/or Golden Matrix’s Chief Executive Officer (the “CEO”) (but not more frequently than semi-annually), Mr. Milosevic shall prepare a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the Meridian Companies (the “Budget”), which is required to be approved by the CEO.

NOTE 23 - SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date these financial statements were issued for disclosure purposes. Subsequent to January 22, 2024, there was no subsequent events to be reported.

F-53

 ANNEX A

AMENDED AND RESTATED

SALE AND PURCHASE AGREEMENT OF SHARE CAPITAL

DATED JUNE 27, 2023

BY AND BETWEEN

GOLDEN MATRIX GROUP, INC.,

 A NEVADA CORPORATION,

AS PURCHASER

AND

THE SHAREHOLDERS OF:

 MERIDIAN TECH DRUŠTVO SA OGRANIČENOM ODGOVORNOŠĆU BEOGRAD,

A PRIVATE LIMITED COMPANY FORMED AND REGISTERED IN

AND UNDER THE LAWS OF THE REPUBLIC OF SERBIA (COMPANY ID NO. 08724636),

DRUŠTVO SA OGRANIČENOM ODGOVORNOŠĆU “MERIDIANBET”

DRUŠTVO ZA PROIZVODNJU, PROMET ROBA I USLUGA, EXPORT IMPORT PODGORICA,

A PRIVATE LIMITED COMPANY FORMED AND REGISTERED IN AND UNDER THE LAWS OF MONTENEGRO (COMPANY NO. 50075061),

MERIDIAN GAMING HOLDINGS LTD., A COMPANY FORMED AND REGISTERED IN THE REPUBLIC OF MALTA (COMPANY NO. C 75631),

AND

MERIDIAN GAMING (CY) LTD, A COMPANY FORMED AND REGISTERED IN THE REPUBLIC OF CYPRUS (COMPANY NO. C314265),

AS SELLERS

ARTICLE I. PURCHASE AND SALE		2

1.1.	Agreement to Purchase and Sell	2
1.2.	Effective Date	3
1.3.	Further Assurances	3

ARTICLE II. PURCHASE PRICE		3

2.1.	Purchase Price	3
2.2.	Set-Off Rights	5
2.3.	Acceleration of Post-Closing Payments	5
2.4.	Post-Signing and -Closing Obligations	6
2.5.	Non-Compete	7
2.6.	Transfer of Ownership of Meridian Gaming Peru S.A.C	8

ARTICLE III. REPRESENTATIONS AND WARRANTIES OF SELLERS		9

3.1.	Organization	9
3.2.	Authorization	10
3.3.	Shares of the Companies	10
3.4.	Subsidiaries	10
3.5.	Absence of Restrictions and Conflicts	11
3.6.	Real Property	11
3.7.	Title to the Share in the Companies	11
3.8.	Title to Assets; Related Matters	11
3.9.	Advertising	12
3.10.	Information Technology	12
3.11.	Financial Statements	13
3.12.	Absence of Certain Changes	14
3.13.	Legal Proceedings	15
3.14.	Compliance with Law	15
3.15.	Company Contracts	17
3.16.	Taxes	18
3.17.	Employment Matters	18
3.18.	Gifts and Benefits	19
3.19.	Export Control Laws	19
3.20.	Environmental, Health and Safety Matters	19
3.21.	Intellectual Property	19
3.22.	Transactions with Affiliates	21
3.23.	Accounts Receivable	22
3.24.	Licenses	22
3.25.	Brokers, Finders and Investment Bankers	22
3.26.	Employee Benefit Plan; Profit Sharing and Related	22
3.27.	Data Room; Information Supplied	22
3.28.	No Indebtedness	22
3.29.	Insurance	23
3.30.	No Dividends or Distributions	23

3.31.	Cash on Hand	23
3.32.	Financial Metrics	23
3.33.	Proxy Statement Information	23
3.34.	Insider Trading	23
3.35.	Additional Representations, Acknowledgements and Warranties of the Sellers Regarding the Purchaser Shares	24
3.36.	No Other Representations and Warranties	26

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER		26

4.1.	Organization	27
4.2.	Authorization	27
4.3.	Securities of the Purchaser	27
4.4.	Subsidiaries	28
4.5.	Absence of Restrictions and Conflicts	28
4.6.	Real Property	28
4.7.	Title to Assets; Related Matters	28
4.8.	Advertising	29
4.9.	Information Technology	29
4.10.	Financial Statements	30
4.11.	Absence of Certain Changes	31
4.12.	Legal Proceedings	31
4.13.	Compliance with Law	32
4.14.	Purchaser Contracts	34
4.15.	Taxes	34
4.16.	Employment Matters	35
4.17.	Gifts and Benefits	35
4.18.	Export Control Laws	35
4.19.	Environmental, Health and Safety Matters	36
4.20.	Intellectual Property	36
4.21.	Transactions with Affiliates	38
4.22.	Accounts Receivable	38
4.23.	Licenses	38
4.24.	Brokers, Finders and Investment Bankers	38
4.25.	Employee Benefit Plan; Profit Sharing and Related	39
4.26.	Data Room; Information Supplied	39
4.27.	No Indebtedness	39
4.28.	No Dividends or Distributions	39
4.29.	Cash on Hand	39
4.30.	Financial Metrics	39
4.31.	Proxy Statement Information	39
4.32.	Additional Representations, Acknowledgements and Warranties of the Purchaser	40
4.33.	No Other Representations and Warranties	42
4.34.	Purchaser Capitalization	42
4.35.	No Integrated Offering	42

Amended and Restated

Sale and Purchase Agreement of Share Capital

ARTICLE V. JOINT REPRESENTATIONS AND CONFIRMATIONS		43

5.1.	Joint Representations of the Parties	43

ARTICLE VI. CLOSING		44

6.1.	Closing	44

ARTICLE VII. TERMINATION		47

7.1.	Termination	47
7.2.	Effect of Termination	50

ARTICLE VIII. SPECIAL COVENANTS		50

8.1.	Access to Properties and Records	50
8.2.	Delivery of Books and Records and Bank Accounts	51
8.3.	Third Party Consents and Certificates	51
8.4.	Actions Prior to Closing	51
8.5.	Acquisition Proposals	54
8.6.	Proxy Statement and Shareholder Meeting	55
8.7.	Additional Listing Application; Transfer Agent	56
8.8.	Sellers’ Proxy Statement Information and Financial Statements	57
8.9.	Disclosure Schedules	57
8.10.	Shareholder Agreements and Restrictive Covenant Agreements	58
8.11.	Seller Confidentiality Obligations	58
8.12.	Purchaser Confidentiality Obligations	59

ARTICLE IX. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES		60

9.1.	Ownership of the Company	60
9.2.	Accuracy of Representations and Performance of Covenants	60
9.3.	Certificate	60
9.4.	Hart-Scott-Rodino Act Compliance	60
9.5.	Approval by the Applicable Parties	61
9.6.	No Governmental Prohibition	61
9.7.	Consents	61
9.8.	Due Diligence	61
9.9.	Due Diligence (Continued)	62
9.10.	Legal Opinions	62
9.11.	D&O Insurance	62
9.12.	Change of Control Notifications	62
9.13.	Financial Statements	63
9.14.	Financing	63
9.15.	Break-Fee	63
9.16.	Nasdaq Approval	63
9.17.	Fairness Opinion	64
9.18.	Additional Closing Conditions	64

Amended and Restated

Sale and Purchase Agreement of Share Capital

ARTICLE X. INDEMNIFICATION		64

10.1.	Indemnification Obligations of the Parties	64
10.2.	Calculation of Indemnification Obligations (Deductible; Cap)	64
10.3.	Indemnification Procedure	65
10.4.	Claims Period	66
10.5.	Insurance or Other Third-Party Proceeds	66
10.6.	Calculation of Indemnification Obligations	67
10.7.	Exclusive Remedy	67
10.8.	Special Remedy for Sellers	67

ARTICLE XI. CONSTRUCTION; DEFINITIONS		68

11.1.	Definitions	68

ARTICLE XII. MISCELLANEOUS PROVISIONS		81

12.1.	Notices	81
12.2.	Schedules and Exhibits	82
12.3.	Assignment; Successors in Interest	82
12.4.	Captions	83
12.5.	Publicity	83
12.6.	Arbitration	83
12.7.	Governing Law	83
12.8.	Severability	83
12.9.	Amendment	83
12.10.	Enforcement of Certain Rights	84
12.11.	Waiver	84
12.12.	Integration	84
12.13.	Cooperation Following the Closing	84
12.14.	Transaction Costs	84
12.15.	Construction	84
12.16.	No Presumption from Drafting	85
12.17.	Review and Construction of Documents	85
12.18.	Electronic Signatures	85
12.19.	Transaction Expenses	86

Amended and Restated

Sale and Purchase Agreement of Share Capital

LIST OF EXHIBITS

Exhibit A	Form of Stock Registration Form
Exhibit B	Form of Certificate of Accredited Investor Status
Exhibit C	[Intentionally Omitted.]
Exhibit D	[Intentionally Omitted.]
Exhibit E	[Intentionally Omitted.]
Exhibit F	Form of the Share Transfer Instrument for Meridian Serbia
Exhibit G	Form of the Share Transfer Instrument for Meridian Montenegro
Exhibit H	Form of the Share Transfer Instrument for Meridian Malta
Exhibit I	Form of the Share Transfer Instrument for Meridian Cyprus
Exhibit J	Form of Promissory Note
Exhibit K	Form of Certificate of Designation for Series C Preferred Shares
Exhibit L	[Intentionally Omitted.]
Exhibit M	[Intentionally Omitted.]

Amended and Restated

Sale and Purchase Agreement of Share Capital

AMENDED AND RESTATED SALE AND PURCHASE AGREEMENT

THIS AMENDED AND RESTATED SALE AND PURCHASE AGREEMENT (this “Agreement”), dated as of June 27, 2023 (the “Amended Execution Date”), is made and entered into by and between the following parties:

1. Golden Matrix Group, Inc., a Nevada corporation, with an address and principal place of business at 3651 Lindell Rd, Ste. D131, Las Vegas NV 89103, listed on the Nasdaq National Exchange under the symbol GMGI, federal tax identification number 46-1814729 (the “Purchaser”), and

2. Aleksandar Milovanovic, Personal ID no. XXXXXXX, with registered residence at XXXXXXX, Belgrade, Serbia (“Milovanovic”);

3. Zoran Milosevic, Personal ID no. XXXXXXX, with registered residence at XXXXXXX, Belgrade, Serbia (“Milosevic”); and

4. Snezana Bozovic, Personal ID no. XXXXXXX, with registered residence at XXXXXXX, Belgrade, Serbia (“Bozovic”)

(each a “Seller” and collectively the “Sellers”), collectively, the owners of 100% of the registered share capital of each of (a) Meridian Tech društvo sa ograničenom odgovornošću Beograd, a private limited company formed under the laws of the Republic of Serbia, with a registered address at Bulevar Mihajla Pupina 10B, 11070 Novi Beograd, the Republic of Serbia, corporate identification number: 08724636, tax identification number: 101694092 (“Meridian Serbia”), (b) DRUŠTVO SA OGRANIČENOM ODGOVORNOŠĆU “MERIDIANBET” DRUŠTVO ZA PROIZVODNJU, PROMET ROBA I USLUGA, EXPORT IMPORT PODGORICA, a private limited company formed under the laws of Montenegro, with a registered address at Moskovska 2B, 83000 Podgorica, Montenegro, corporate identification number: 50075061, tax identification number: 02353318 (“Meridian Montenegro”), (c) MERIDIAN GAMING HOLDINGS LTD., a company formed and registered in the Republic of Malta, with a registered address at Lyons Range 20, Office No. 3, Bisazza St., Sliema, Malta, company identification number: C 75631 (“Meridian Malta”), and (d) MERIDIAN GAMING (CY) LTD, a company formed and registered in the Republic of Cyprus, with a registered address at Block A, Floor 1, Amathoyntos 180, 4533 Parekklisia, Limassol, Cyprus, company identification number: C314265 (“Meridian Cyprus”, and together with Meridian Serbia, Meridian Montenegro, and Meridian Malta, the “Companies” or “Company Parties” and each a “Company”).

The Purchaser and the Sellers shall individually be referred to herein as a “Party” and collectively as the “Parties.”

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W I T N E S S E T H:

WHEREAS, the Sellers collectively own 100% of the registered share capital of each Company;

WHEREAS, the Parties previously entered into a Sale and Purchase Agreement, dated as of January 11, 2023 (the “Original Agreement”), providing for the acquisition of 100% of the total registered share capital of each of the Companies by the Purchaser, from the Sellers;

WHEREAS, subsequent to the Parties’ entry into the Original Agreement the Parties have continued to discuss the consideration payable by the Purchaser to the Sellers, the breakdown between cash and equity of such consideration, and the timing for the payment of such consideration, and after such discussions, and the number of closings, the Parties desire to enter into this Agreement to amend and restate the Original Agreement to adjust such consideration breakdown, the timing of payments in connection therewith, to remove the concept of multiple closings, to extend certain required deadlines set forth in the Original Agreement, and make various other changes to the Original Agreement, which are reflected herein;

WHEREAS, the Companies provide betting and gambling services to users in the Republics of Serbia, Montenegro, Malta and Cyprus, and in other countries as further described herein, either: (i) directly; (ii) through Subsidiaries; or (iii) in connection with third parties with which the Companies have entered into agreements (collectively, the “Company Business”);

WHEREAS, the Parties desire to enter into this Agreement pursuant to which the Sellers will sell to the Purchaser, and the Purchaser will purchase from the Sellers, 100% of the total registered share capital of each of the Companies (the “Share in the Companies” or “Shares in the Companies”) on the terms and subject to the conditions set forth herein; and

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Acquisition as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged by the Parties, and intending to be legally bound hereby, each Party hereby agrees:

CERTAIN CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN ARTICLE XI.

ARTICLE I.

PURCHASE AND SALE

1.1. Agreement to Purchase and Sell. Subject to the terms and conditions of this Agreement, at the Closing, Milovanovic, Milosevic and Bozovic will sell, transfer and deliver to the Purchaser, and the Purchaser will purchase and acquire from those Sellers, those shares of the Companies designated in Schedule A (the “Closing” and the date of such Closing, the “Closing Date”), such that, upon the Closing the Sellers will have sold, transfered and delivered to the Purchaser, and the Purchaser will have purchased and acquired from the Sellers, 100% of the registered share capital of each of the Companies free and clear of all Liens.

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1.2. Effective Date. Unless otherwise agreed by the Parties given unforeseen circumstances (in which event, the Parties will negotiate reasonably and in good faith), the Parties shall, for logistical, corporate, tax, accounting, legal, or other purposes, schedule each Closing Date for the last day of the calendar month in which all of the conditions precedent for such Closing have been satisfied or waived provided that such effective date shall not be earlier than August 10, 2023 (each such date, as applicable, the “Effective Date”).

1.3. Further Assurances. Each Party shall on the applicable Closing Dates (hereafter defined) and from time to time thereafter for a period of up to twelve (12) months (after which, the Party receiving the request is entitled to reimbursement of its reasonable fees/costs arising after such date), at the other Party’s reasonable request and without further consideration, execute and deliver to the other Party such instruments of transfer, conveyance and assignment as shall be reasonably requested to transfer, convey and assign the Share in the Companies to the Purchaser and otherwise to effect the transactions contemplated by this Agreement and the terms and conditions herein.

ARTICLE II.

PURCHASE PRICE

2.1. Purchase Price.

(a) Total Consideration. Subject to the satisfaction of all Closing Conditions (as defined in Section 6.1.1), the total aggregate consideration paid for the Share in the Companies by the Purchaser in the Closing, payable or issuable (as the case may be) to the Sellers in the amounts set forth on Schedule B, shall be each and all of the following (collectively, the “Purchase Price”):

2.1.1 A cash payment of Thirty Million Dollars (USD $30,000,000) (the “Closing Cash Consideration”), which shall be wired to the Sellers in accordance with wire instructions provided by the Sellers to the Purchaser at the Closing.

2.1.2 Eighty-Two Million, One Hundred Forty One Thousand Eight Hundred and Fifty Seven (82,141,857) restricted shares of the Purchaser’s common stock, par value $0.00001 per share (the “Purchaser Common Stock” and the “Closing Common Stock”), valuing each share of Purchaser Common Stock at Three U.S. Dollars ($3.00) per Purchaser Common Stock share (the “Purchaser Share Value”) issuable at Closing.

2.1.3 One Thousand (1,000) shares of the Purchaser’s Series C preferred stock, par value $0.00001 per share (the “Purchaser Series C Preferred Stock”), convertible pursuant to its terms at a 1:1 ratio into 1,000 shares of the Purchaser Common Stock issuable at Closing. Collectively, the Closing Common Stock and the Purchaser Series C Preferred Stock are herein referred to as, the “Closing Shares.”

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2.1.4 The additional sum of (i) Five Million Dollars (USD $5,000,000) (the “Contingent Post-Closing Cash Consideration”) and (ii) Five Million (5,000,000) restricted shares of Purchaser Common Stock (the “Post-Closing Shares”, and together with the Contingent Post-Closing Cash Consideration, the “Contingent Post-Closing Consideration”) shall be paid and issued to the Sellers within five (5) Business Days following the Determination Date (hereafter defined) if (and only if) Purchaser has determined that each of the Post-Closing Payment Conditions (hereafter defined) have been satisfied, which Post-Closing Shares have an agreed aggregate value of Fifteen Million Dollars (USD $15,000,000). For purposes of the foregoing, the “Determination Date” means the date that is six (6) months after the Closing Date and the “Contingent Post-Closing Payment Conditions” are as follows: the Sellers and their Affiliates are not then in default in any of their material obligations, covenants or representations under this Agreement, any of the Transaction Documents, or any other agreement with Purchaser beyond any applicable cure periods herein or therein, as confirmed by Sellers in a signed writing delivered to Purchaser and verified by the Purchaser within five (5) Business Days thereafter. The date the Post-Closing Shares are issued shall be defined herein as the “Post-Closing Issuance Date”.

2.1.5 The additional sum of Ten Million Dollars (USD $10,000,000) (the “12 Month Non-Contingent Post-Closing Cash Consideration”) twelve (12) months after the Closing Date.

2.1.6 The additional sum of Ten Million Dollars (USD $10,000,000) (the “18 Month Non-Contingent Post-Closing Cash Consideration”, and together with the 12 Month Non-Contingent Post-Closing Cash Consideration, the “Non-Contingent Post-Closing Cash Consideration”) eighteen (18) months after the Closing Date.

2.1.7 Promissory Notes, the form of which is attached hereto as Exhibit J (the “Promissory Notes”), in the aggregate amount of Fifteen Million Dollars (USD $15,000,000) (the “Promissory Note Consideration”), which Promissory Notes shall include the following terms: (i) accrual of interest at seven percent (7%) per annum; (ii) with monthly interest payments of all accrued interest due on the first day of each calendar month until its maturity date; and (iii) all outstanding principal and unpaid interest due and payable in full twenty-four (24) months after the Closing Date.

2.1.8 The Closing Shares and Post-Closing Shares, are collectively referred to herein as the “Restricted Shares”. There shall be no restrictions on the Restricted Shares, except under applicable federal and state securities laws.

2.1.9 The Parties agree that the value of the Closing Common Stock, Post-Closing Shares and Purchaser Series C Preferred Stock, when quantified at the Purchaser Share Value above, is equal to an aggregate value of Two Hundred and Sixty-One Million, Four Hundred and Twenty-Eight Thousand and Five Hundred and Seventy-One dollars (USD $261,428,571).

(b) Delivery of Consideration. As noted herein (and in particular Sections 1.1 and 6.1), the Sellers’ transfer of the Share in the Companies to the Purchaser shall be accomplished in one single Closing. At such Closing, Purchaser shall pay or issue (as the case may be) the specific consideration set forth in this Section 2.1, Schedule A, and Schedule B. The Purchase Price shall be allocated to the Sellers as set forth on Schedule C.

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2.2. Set-Off Rights. The Sellers acknowledge and agree that the Purchaser (the “Set Off Right Holder”) shall have the Right to Set Off any undisputed amounts (i) owed from the Sellers to the Purchaser as of the date which is ten (10) Business Days in advance of the payment or obligation due date or (ii) which are the subject of a timely, justified and evidenced Claim whose value is more than Two Hundred Thousand Dollars (USD $200,000) by the Purchaser pursuant to ARTICLE X, against the Contingent Post-Closing Consideration or Non-Contingent Post-Closing Cash Consideration, due to the Sellers on a Dollar-for-Dollar basis (valuing the Post-Closing Shares at the Purchaser Share Value), by providing written notice of the exercise of such Right to Set Off to Sellers by ten (10) Business Days in advance of such payment or obligation due date.

2.2.1 If the Set Off Right Holder elects to exercise a Right To Set Off, it shall on the date such right is exercised provide the Sellers written notice of such exercise, identify the amounts owed to the Purchaser or Indemnified Party, as applicable, identify the facts or events giving rise to the so-notified Right To Set Off, and identify how they intend to apply such set-off amounts to (i) the Contingent Post-Closing Cash Consideration, Non-Contingent Post-Closing Cash Consideration and/or the (ii) the Post-Closing Shares (the “Set Off Notice”).

2.2.2 The Right To Set Off exercised by the Set Off Right Holder shall be exercised pari passu to each Seller. In the event the Set Off Right Holder elects to exercise the Right To Set Off against the Post-Closing Shares, the number of Post-Closing Shares shall automatically be reduced by a number of Post-Closing Shares, as equals the amount subject to the set off divided by the Purchaser Share Value and rounded up to the nearest whole share on a pro rata basis among all Sellers.

2.2.3 Neither the exercise of nor failure to exercise any rights under this Section 2.2 will constitute an election of remedies or limit the Set Off Right Holder in any matter in the enforcement of any other remedies available to it.

2.2.4 If, in the ten (10) Business Day period between the provision of notice of the Right to Set Off and the applicable payment/obligation due date, the Sellers deliver a written objection to the Set Off, then the Parties shall negotiate reasonably and in good faith to resolve the disagreement. If the Parties are not able to resolve the disagreement within that period, then on the payment/obligation due date, the Purchaser shall pay or perform to the extent agreed upon by the Parties (as if the Right to Set Off were valid/appropriate), and also place into escrow, with a neutral, independent third party escrow agent, the funds, shares, or other consideration which is the subject of the disputed Set Off. The fees, costs, and expenses of the third party escrow agent shall be paid by the Party which substantially prevails in the resolution of the disagreement. Notwithstanding the foregoing, neither the exercise of nor failure to exercise any rights under this Section 2.2.4 will constitute an election of remedies or limit the Sellers or Purchaser in any matter in the enforcement of any other remedies available to them.

2.3. Acceleration of Post-Closing Payments. Upon the occurrence of any Purchaser Change of Control, all portions of the Purchase Price which were otherwise due and payable post-Closing, including without limitation the Contingent Post-Closing Consideration, Non-Contingent Post-Closing Cash Consideration, and Promissory Note Consideration, shall immediately be accelerated and become due and payable in full by Purchaser, at the closing of the Purchaser Change in Control. For the purposes of this Section 2.3, it shall be conclusively deemed true, in the event of a Purchaser Change of Control, that the Contingent Post-Closing Payment Conditions were satisfied in full; the Promissory Note Consideration shall include the interest which would have accrued had the Promissory Note been paid at maturity; and no Set-Off under Section 2.2 shall be applicable unless the right accrued as of the date of the Purchaser Change in Control.

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POST-CLOSING OBLIGATIONS; RIGHTS

2.4. Post-Signing and -Closing Obligations.

2.4.1 Following the Initial Execution Date, the Purchaser and the Sellers shall assist the Companies, at the Seller’s sole cost and expense, except solely for the direct fees and expenses of the Seller’s independent auditor (including, for example, audit costs and conversion to GAAP) which shall be reimbursed to the Seller by Purchaser, with the preparation of financial statements in accordance with GAAP, pro forma financial information and such other interim financial information as required by Item 2.01 and/or Item 9.01 of Form 8-K and Regulation S-X of the Securities Act, in acceptable form to the Purchaser, as applicable.

2.4.2 Following the Closing, the Sellers will (i) provide day-to-day management and operational support for the Companies, all in accordance with their Employment Agreements; (ii) provide (and cause the Companies to provide) the Purchaser with full administrative and control access to all Company Systems; (iii) will ensure the remittance, subject to all applicable laws, of sufficient funds from the Companies’ bank accounts, reserves, and/or other funding sources to permit the timely satisfaction of Purchaser’s debt obligations to the lender providing the financing contemplated in Section 9.14; and (iv) comply in all respects with the Transaction Documents (hereafter defined).

2.4.3 Following the Closing, the Sellers and certain key employees of the Companies identified on Schedule 2.4.3 shall, subject to the terms of the Purchaser’s equity incentive plan then in effect for its senior executive employees and consultants and/or subject to an equity plan mutually aggregable to the Sellers and Purchaser and approved by the Shareholders at the Shareholders Meeting (as applicable, the “Equity Incentive Plan”), become eligible for certain equity and equity-based awards under the Equity Incentive Plan. Additionally, promptly (i.e., within thirty (30) days) following the Closing, the Purchaser shall grant the Post-Closing Equity Awards to the Persons identified in Schedule 3.1.3, in amounts or percentages confirmed by the Sellers during that period, not to exceed $3,000,000 in aggregate value, when not including the Director and Executive Awards (defined below). All such Persons shall be new employees/directors of the Purchaser following the Closing and/or employees and/or consultants of the Company Parties. All Post-Closing Equity Awards shall be granted to those persons who provide bona fide services to the Purchaser or the Company Parties post-Closing, shall be subject to vesting terms as set by the Compensation Committee of the Board of Directors of the Purchaser, and shall be subject to agreements evidencing such awards, the terms of the Equity Incentive Plan, and shall further be subject to applicable laws. For the avoidance of doubt, the Parties agree that if the Equity Inventive Plan relates to Companies and their employees, any incentive provided by the Companies shall be in line with applicable Laws in jurisdiction of each respective Company. In addition, (A) Sellers’ board nominees who are appointed to Purchaser’s Board of Directors shall receive similar grants and awards as Purchaser’s current Board of Directors and (B) Company executive Zoran Milosevic shall be granted awards matching the Purchaser CEO’s Incentive stock for 2023 and 2024, under the terms of the Equity Incentive Plan, and Company executive and Seller Bozovic shall be granted awards matching the Purchaser COO’s Incentive stock for 2023 and 2024, under the terms of the Equity Incentive Plan (collectively, the “Director and Executive Awards”).

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2.5. Non-Compete. For good and valuable consideration, including the Closing Cash Consideration and the Closing Shares, which the Sellers acknowledge the sufficiency of, the Sellers agree that for a period of three (3) years following the Closing (the “Non-Compete Period”), each Seller (whether by itself, through its Affiliates, employers or employees or agents or otherwise, and whether on its own behalf or on behalf of any other Person) shall not, directly or indirectly, either as an employee, employer, consultant, agent, investor, principal, partner, stockholder (except as the holder of less than 10% of the issued and outstanding stock of a publicly held corporation), own, manage, operate, control, be employed by, act as an officer, director, agent or consultant for, or be in any other way connected with or provide services or products to or for, any Person in the business of manufacturing, selling, creating, renting, marketing, producing, undertaking, developing, supplying, or otherwise dealing with or in Restricted Services or Restricted Products in the Restricted Area, except in each case through the Companies (the “Non-Compete”). For the avoidance of doubt, ownership over shares stated in Schedule 3.4 and/or any other ownership of the Sellers Disclosed to the Purchaser in the attached Schedules, shall not be deemed as breach of this Agreement. The Sellers agree that but for agreeing to the terms of this Non-Compete, the Purchaser would not have agreed to make the Acquisition. For purposes of this Section 2.5 and this Agreement in general, the following terms shall have the following meanings:

2.5.1 “Applicable Date of Determination” means the date or dates within the Non-Compete Period that any Seller competes against, seeks to compete against, or is alleged to have competed against, the Companies, in violation of, or in compliance with, the terms of this Agreement.

2.5.2 “Restricted Area” means the Republics of Serbia, Bosnia and Herzegovina, Montenegro, and Malta.

2.5.3 “Restricted Products” means any product or service, that the Companies or the Purchaser or any of their respective Subsidiaries and/or any of their respective Affiliates or subsidiaries is researching, developing, manufacturing, distributing, selling and/or providing at any time during the two years prior to the Applicable Date of Determination in the betting and gambling industry.

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2.5.4 “Restricted Services” means the manufacture, sale, or distribution of the Restricted Products and/or any other services that the Purchaser or the Companies or any of their respective Subsidiaries and/or any of their Affiliates is researching, developing, performing and/or providing at any time during the two years prior to the Applicable Date of Determination in the betting and gambling industry.

Every provision of this Section 2.5 is intended to be severable. If, in any jurisdiction, any term or provision of this Section 2.5 is determined to be invalid or unenforceable, (a) the remaining terms and provisions of this Section 2.5 shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. If the arbitrator(s) determine that any covenant or restriction, by the length of time or any other restriction, or portion thereof, set forth in this Section 2.5 is unreasonable or unenforceable, the Parties, cooperating in good faith, shall reduce or modify such covenants or restrictions to those which it deems reasonable and enforceable under the circumstances (and if despite such good faith efforts the Parties are unable to mutually agree upon reduced or modified covenants or restrictions, the arbitrator(s) having jurisdiction thereof shall prescribe appropriately limited or modified covenants or restricted) and, as so reduced or modified, the Parties hereto agree that such covenants and restrictions shall remain in full force and effect as so modified. If the arbitrator(s) determine that any provision of this Section 2.5 is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Section 2.5 shall not be affected thereby, and shall remain in full force and effect.

The covenants and undertakings contained in this Section 2.5 relate to matters which are of a special, unique and extraordinary character, and a violation of any of the terms of this Section 2.5 will cause irreparable injury to the Purchaser, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, subject to Section 2.5, the remedy at law for any breach of this Section 2.5 will be inadequate. Therefore, the Purchaser will be entitled to seek an injunction, restraining order or other equitable relief from the arbitral authority specified in Section 12.6 hereof in the event of any breach of this Section 2.5 without the necessity of proving actual damages. The rights and remedies provided by this Section 2.5 are cumulative and in addition to any other rights and remedies which the Purchaser may have hereunder or at law or in equity.

2.6. Transfer of Ownership of Meridian Gaming Peru S.A.C. As promptly as possible following the Closing Date, Milosevic shall take commercially reasonable efforts to transfer his ownership of Meridian Gaming Peru S.A.C. (“Meridian Peru”) to Meridian Gaming Ltd Malta, for nominal consideration (the “Meridian Transfer”). Until the Meridian Transfer is complete, Milosevic shall ensure that all economic benefits of, and revenue of, Meridian Peru are transferred to Meridian Gaming Ltd Malta. The Meridian Transfer shall be an integral part of the transactions contemplated by this Agreement.

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ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF SELLERS

Each of the Sellers severally represent and warrant the following to the Purchaser as of the Initial Execution Date and the Amended Execution Date, which shall be automatically re-confirmed as of the Closing Date (except to the extent modified by a Sellers Disclosure Schedule, discussed below). The representations and warranties below are qualified by the a disclosure schedules provided by Sellers to Purchaser at the time of their execution of this Agreement (the “Sellers Disclosure Schedule”), which Sellers Disclosure Schedule shall be updated by an updated and final schedule delivered at least fifteen (15) Business Days prior to the Closing Date, to the extent required to confirm that any of the disclosures set forth in this ARTICLE IV are true and correct as of Closing (the “Sellers Closing Disclosure Schedule”); provided further that the Sellers shall promptly disclose any updated disclosure schedule to the Purchaser, as soon as the Sellers are aware of any material changes to the information previously Disclosed on any Sellers Disclosure Schedule (each an “Updated Sellers Disclosure Schedule”). Except when otherwise expressly stated in this Agreement in relation to any specific representations and warranties of the Sellers, the same are qualified by facts, matters and information which are Disclosed to the Purchaser and the materiality criteria in the amount of One Hundred Thousand Dollars (USD $100,000). The Purchaser acknowledges that: (i) before Closing it shall have had a full and fair opportunity to make its own investigations and enquiries into the Companies and their assets and financial and business affairs; and (ii) that it is relying on such investigations and enquiries in buying 100% of the registered share capital in the Companies, in addition to the representations and warranties given by the Sellers hereunder. All references in this ARTICLE III to “Companies”, “Company”, “Company Party” or “Company Parties” shall include each of the Subsidiaries of each Company and each of the Companies, as applicable, unless the context requires otherwise:

3.1. Organization. Meridian Serbia is a private limited company, duly formed, validly existing and in good standing under the laws of the Republic of Serbia and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Meridian Montenegro is a private limited company, duly formed, validly existing and in good standing under the laws of Montenegro and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Meridian Bosnia (as defined in Section 3.4 hereof) is a private limited company, duly formed, validly existing and in good standing under the laws of Bosnia and Herzegovina and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Company Party is duly qualified or registered as a limited liability company or other organization, as applicable, to transact business under the Laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration. Schedule 3.1 contains a correct and complete list of the jurisdictions in which the Company Parties are qualified or registered to do business, as applicable. The Sellers have made available to the Purchaser true, complete and correct copies of the Governing Documents of each of the Company Parties as in effect on the Initial Execution Date and the Amended Execution Date.

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3.2. Authorization. Each Seller has all necessary power and authority to execute and deliver this Agreement, the other Transaction Documents and the Sellers Ancillary Documents, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the other Transaction Documents and the Sellers Ancillary Documents by each Seller, the performance by each Seller of its obligations hereunder and thereunder, and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary action on the part of such Seller. This Agreement, the other Transaction Documents and the Seller Ancillary Documents have been duly executed and delivered by the Sellers and constitute the valid and binding agreements of each Seller, enforceable against each Seller in accordance with their respective terms, subject to applicable Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

3.3. Shares of the Companies.

3.3.1 Schedule 3.3.1 accurately and completely sets forth the capital structure of each of the Company Parties and each of their Subsidiaries including the number of, percentage ownership of, and holders of, all shares which are registered and paid in/contributed. Shares in the Companies and each of their Subsidiaries (a) are duly authorized, validly registered and fully paid in/contributed and (b) are held of record by the Persons and in the amounts set forth on Schedule 3.3.1. Except as set forth on Schedule 3.3.1, with respect to each of the Company Parties and each of their Subsidiaries, (i) there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, pre-emptive rights, subscriptions, Claims of any character, agreements, obligations, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the Shares in the Companies or their Subsidiaries; (ii) there are no outstanding contracts or other agreements of the Company Party and each of their Subsidiaries, any Seller or any other Person to purchase, redeem or otherwise acquire any Share in the Companies and each of their Subsidiaries, or securities or obligations of any kind convertible into Shares in the Companies and each of their Subsidiaries; (iii) save as agreed in this Agreement, there are no dividends which have accrued or been declared but are unpaid on the equity interests of the Company Party or their Subsidiaries; (iv) there are no voting agreements, shareholders agreements or other agreements relating to the management of the Company Party or their Subsidiaries; and (v) there are no outstanding agreements or understandings restricting the transfer or sale of the Shares in the Companies or the shares of the Subsidiaries, or which prohibit the Purchaser from acquiring the Shares in the Companies pursuant to this Agreement.

3.3.2 The Company Parties and their Subsidiaries have no outstanding bonds, debentures, notes or other obligations which provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the Sellers or the Companies (including their Subsidiaries) on any matter.

3.4. Subsidiaries. The Company Parties do not own directly or indirectly, any capital stock or other equities, securities or interests in, or any note or other contractual right exercisable or exchangeable for, or convertible into, any other corporation or in any limited liability company, registered partnership, joint venture or other entity, except as set forth on Schedule 3.4. Schedule 3.4 also specifies all of the Persons holding a minority interest in such Subsidiaries (all such Persons, excepting only those Persons set forth on Schedule 3.4, the “Minority MB Shareholders”).

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Without limiting the foregoing, the Sellers represent that Meridian Serbia owns 100% of the registered share capital of Meridian Tech d.o.o., a private limited company formed under the laws of Bosnia and Herzegovina, with registered address at Skendera Kulenovića 91, 78 000 Banja Luka (“Meridian Bosnia”), free and clear of all Liens.

3.5. Absence of Restrictions and Conflicts. The execution, delivery and performance by the Sellers of this Agreement, the other Transaction Documents and the Sellers Ancillary Documents and the consummation of the transactions contemplated hereby and thereby: (a) will not create in any third party the right to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement, the other Transaction Documents and the Sellers Ancillary Documents and (b) do not or will not (as the case may be) violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under or create in any party the right to terminate, modify or cancel, (i) any term or provision of the Governing Documents of the Sellers or the Companies, (ii) any Company Contract (defined below) or any permit, franchise, License or other instrument applicable to the Companies, if the breach, default, loss, or acceleration would be reasonably likely to have a Material Adverse Effect on the Company, (iii) any judgment, decree or order of any court or Governmental Entity or agency to which the Sellers or the Companies are a party or by which the Sellers or the Companies or any of their respective properties are bound, or (iv) assuming the permits/approvals specified in Schedule 3.24 are promptly obtained, any Law or arbitration award applicable to the Companies.

3.6. Real Property. The Company Parties (i) own the Owned Real Property and (ii) lease the Leased Real Property with an average total rent in excess of Two Thousand, Five Hundred Euros (€2,500) per month under the subject lease(s) set forth on Schedule 3.6.

3.7. Title to the Share in the Companies. The Sellers are the sole record and beneficial owners of the Shares in the Companies owned by the Sellers as set forth on Schedule A (defined herein as the “Seller’s Shares”) and each has good and marketable title to all of the Seller’s Shares, free and clear of any, claims, charges, options, rights of tenants or other Liens. Each Seller has sole managerial and dispositive authority with respect to the Seller’s Shares and has not granted any person a proxy or option to buy the Seller’s Shares that has not expired or been validly withdrawn. The sale and delivery of the Seller’s Shares to the Purchaser pursuant to this Agreement will vest in the Purchaser the legal and valid title to the Seller’s Shares acquired by the Purchaser hereunder, free and clear of all security interests, adverse claims or other Liens of any character whatsoever, except for those associated with the restricted nature of the Seller’s Shares.

3.8. Title to Assets; Related Matters.

3.8.1 Each Company Party has good and valid title, a valid leasehold interest in, or a valid License for, all of the material property and assets owned, leased, Licensed, operated or used by such Company Party, free and clear of all Liens, except Permitted Liens.

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3.8.2 All material equipment and other items of tangible personal property and assets owned, leased, licensed, operated or used by the Companies and their Subsidiaries (i) are in sufficient operating condition and in a state of sufficient maintenance and repair to be in accordance with normal industry practice, ordinary wear and tear excepted, (ii) were acquired and are usable in the Ordinary Course, and (iii) conform to all applicable Laws applicable thereto, except where the failure to fulfill one of the following would be reasonably likely to have a Material Adverse Effect on the relevant Company. Sellers have no Knowledge of any material defect or problem with any of such equipment, tangible personal property or assets other than ordinary wear and tear. Except for leased items that are subject to personal property leases, no Person other than the Companies and their Subsidiaries owns any material equipment or other tangible personal property or assets situated on the premises of the Companies and their Subsidiaries.

3.8.3 Neither the Sellers nor any of their Affiliates (other than the Companies and their Subsidiaries) owns or holds any material assets or property (tangible or intangible) that are currently being used in connection with the business of the Companies and their Subsidiaries.

3.8.4 Schedule 3.8.4 sets forth a listing of all (a) material equipment and assets owned, leased, Licensed, operated or used by the Company Parties in their respective operations; and (b) all automobiles, trucks, automotive equipment and other vehicles owned, leased or used by the Company Parties and their Subsidiaries in their respective operations, in each case whose value exceeds the amount of One Hundred Thousand Dollars (USD $100,000).

3.9. Advertising. Each Company Party is in compliance in all material respects, and has been in compliance in all material respects since January 1, 2021, with all Laws applicable to the Company Business with respect to the advertising, marketing and communication services (“Regulated Product Marketing Services”); and (i) the Company Parties have not received and are not subject to any administrative or regulatory action, or other similar written or other notice, complaint or inquiry made by any regulatory body or Governmental Entity asserting that any element of products or services is not in compliance with any applicable Laws, and, to the Knowledge of each Seller, no violation is threatened.

3.10. Information Technology.

3.10.1 The Company Parties have taken commercially reasonable precautions to preserve and document the Company Parties’ material proprietary products, technology and trade secrets and to protect the secrecy, confidentiality and value of its material proprietary products, technology and trade secrets.

3.10.2 To the Knowledge of each Seller, on the Initial Execution Date, Amended Execution Date and as of the Closing Date, the Company Parties own or hold valid leases and/or licenses to the Company Systems which are used by or necessary for the Company Parties to conduct their businesses as currently conducted. To the Knowledge of each Seller, upon the consummation of the transactions contemplated hereunder, the Company Parties shall have the right to use and access the Company Systems as required to carry on its respective businesses as currently conducted.

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3.10.3 In the 12 months preceding the Initial Execution Date and the Amended Execution Date, to the Knowledge of the Companies, no IT Contract Supplier has been in material default of any IT Contract with respect to the provision of information and communications technology services to the Companies.

3.10.4 Other than as could not reasonably be expected to result in a Material Adverse Effect on the operations of the Company, the Company maintains and each IT Contract Supplier who manages the Company Systems maintains, appropriate disaster recovery plans and security procedures with respect to the services being provided by any such IT Contract Supplier to the Company.

3.10.5 Since January 1, 2021, there have been no material interruptions, data losses or similar incidents attributable to the Company Systems owned or used by the Companies. To the Knowledge of the Companies, the Company Systems owned or used by the Companies have the capacity and performance necessary to meet in all material respects the requirements of its respective businesses as currently conducted, with respect to its usage of the Company Systems.

3.10.6 As used herein, “Company Systems” means the material computer and data processing systems, material maintenance service agreements, and material information and material communications technologies used in the businesses of the Company Parties.

3.10.7 As used herein, “IT Contract” means any material contract for the provision of information and communications technology (including hardware, software, databases) services and maintenance services to the Company Parties.

3.10.8 “IT Contract Supplier” means any material third party supplier that is contractually obliged to provide information and communications technology services (including services with respect to hardware, software and databases) and maintenance services to the Company Parties under any IT Contract.

3.11. Financial Statements.

3.11.1 There are no Known liabilities or obligations of the Company Parties of any nature, accrued, contingent or otherwise, of a nature required to be disclosed in a balance sheet prepared in accordance with IFRS, other than those Known liabilities or obligations that are Disclosed or set forth on Schedule 3.11.

3.11.2 The Company Parties maintain a system of accounting controls that is designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the required accounting standards and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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3.11.3 The Financial Statements (as defined in Section 9.13) were prepared in accordance with the books of account and other financial records of the Company in all material respects; (ii) present fairly the financial condition and results of operations of the Company as of the respective dates thereof or for the respective periods covered thereby; (iii) have been prepared in accordance with required accounting standards applied on a basis consistent with the past practices of the Company Parties; and (iv) include all adjustments that are necessary for a fair presentation of the consolidated financial condition of the Company Parties and the results of the operations of the Company Parties as of the respective dates thereof or for the respective periods covered thereby.

3.11.4 The books of account and other financial records of the Company Parties (i) accurately reflect in all material respects items of income and expense and all assets and liabilities required to be reflected therein in accordance with required accounting standards applied on a basis consistent with the past practices of the Company Parties; (ii) are complete and correct in all material respects, and do not contain or reflect any material inaccuracies or discrepancies; and (iii) have been maintained in accordance with good accounting practices in all material respects.

3.11.5 There has been no change in the Company Parties’ accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Financial Statements, other than as set forth in the Financial Statements. Except as set forth in the Financial Statements, there are no liabilities, claims or obligations of any nature, whether accrued, absolute, contingent, anticipated or otherwise, whether due or to become due, that are required to be shown in the Financial Statements in accordance with required accounting standards. Except as disclosed in the Financial Statements, the Company Parties are not guarantors or indemnitors of any indebtedness of any other non-Affiliated Person.

3.12. Absence of Certain Changes.

3.12.1 Except as set forth on Schedule 3.12, since January 1, 2021, the Company Parties have not made any amendment to any Tax Returns, made any election, adopted any material accounting method or fiscal year, or taken any position in any Tax Returns relating to the Company Parties that is inconsistent with any such election, accounting method, fiscal year or position previously made, adopted or taken with respect to the Company Parties.

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3.13. Legal Proceedings.

3.13.1 Save as Disclosed, in Schedule 3.13, no suit, action, Claim, arbitration, Proceeding or Known investigation is pending or, to the Knowledge of each Seller, threatened against, relating to or involving the Company Parties, their respective business or its respective real or personal property before any Governmental Entity or arbitrator (a “Legal Proceeding”), which reasonably has the potential (in a worst-case scenario, in which the Company Party does not prevail) to produce an adverse liability or judgment against the Company Party in excess of Twenty Thousand Euros (€20,000).

3.13.2 No actions, suits, Claims, Known investigations or other legal Proceedings are pending or, to each Seller’s Knowledge, threatened against or by any Seller or the Company Parties, that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

3.14. Compliance with Law.

3.14.1 (i) Save as Disclosed and to the Knowledge of each Seller (solely with respect to the business of the Company Parties), the Company Parties are, and since January 1, 2021, have been, in compliance with all material applicable Laws; (ii) no Seller (solely with respect to the business of the Company Parties), nor the Company Parties have been charged with, nor received any written notice that it is under investigation with respect to, and, to the Knowledge of each Seller, no Seller (solely with respect to the business of the Company Parties), nor the Company Parties are now under investigation with respect to, any violation of any material applicable Law or other material requirement of a Governmental Entity; (iii) neither the Sellers (solely with respect to the business of the Company Parties) nor the Company Parties are a party to, or bound by, any order, judgment, decree, injunction, rule or award of any Governmental Entity or arbitrator; (iv) the Sellers (solely with respect to the business of the Company Parties) and the Company Parties have filed all material reports and have all material Licenses required to be filed with any Governmental Entity on or before the Initial Execution Date and the Amended Execution Date; and (v) the Company Parties have not failed to comply with any Law or authorization by any Governmental Entity to the extent that such failure is reasonably expected to result in or give rise to: (a) any criminal liability in respect of the Company Parties, or (b) any material restrictions, penalties, or limitations, nor any Liens, being imposed on the Company Parties or their assets.

3.14.2 Without limiting the representations of Sellers in Section 3.14.1, above, each of the Sellers confirms that:

(i) Compliance with Anti-Money Laundering Laws. The operations of the Companies are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Companies with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Sellers, threatened. The Company has established and maintains procedures and controls that are reasonably designed to ensure that the Company and its Subsidiaries are in compliance in all material respects with any applicable FCPA, Anti-Money Laundering Laws or OFAC Laws.

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(ii) No Conflicts with Sanctions Laws. Neither the Companies, nor to Sellers’ Knowledge any director, officer, employee, agent, Affiliate of the Companies or other person acting on behalf of the Companies or Affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently subject to any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or any other relevant sanctions authority (collectively, “Sanctions”), nor are the Companies located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions prohibiting trade with the country or territory, including, without limitation, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); no action of Companies in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the sale of the Share in the Companies or (iii) any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any subsidiary, joint venture partner or other person or entity, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Companies have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(iii) Anti-Bribery. Neither the Companies nor any of the Sellers or Companies Affiliates, nor to Sellers’ Knowledge any director, officer, agent, employee or other person associated with or acting on behalf of the Companies or Affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which Companies do or seek to do business (a “Private Sector Counterparty”) or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated or is in violation of any provision of any applicable Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which the Companies operate its businesses, including, in each case, the rules and regulations thereunder, (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to improperly obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment. Companies have instituted and have maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; and none of the Companies or their Affiliates will directly or indirectly use the proceeds from the Acquisition or lend, contribute or otherwise make available such proceeds to any Affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above.

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3.15. Company Contracts. Each material contract of the Company Parties (“Company Contracts”) and all material supply contracts and agreements (excluding contracts, work orders and purchase orders individually requiring the Company Parties to spend an amount less than $200,000 or the Foreign Currency Equivalent) for the provision of goods or services for the Company Parties, is legal, valid, binding and enforceable in accordance with its respective terms with respect to the Company (subject to the same qualification set forth in the last sentence of Section 3.2), and, to the Knowledge of each Seller, each other party to such Company Contract. No material default or breach of the Company Parties, exists under any Company Contract and, to the Knowledge of the Seller, no such default exists with respect to any third party to any Company Contract. The Company Parties are not participating in any discussions or negotiations regarding any modification of or amendment to any Company Contract or entry into any new material contract applicable to the Company Parties or the real or personal property of the Company Parties, except in the Ordinary Course or to the extent such modification/amendment will not have a Material Adverse Effect on the Company. Each Company Contract that requires the consent of or notice to the other party thereto in order to avoid any breach, default or violation of such contract, agreement or other instrument in connection with the transactions contemplated hereby (collectively, the “Required Consents”) has been obtained by the Sellers and the Company Parties as of the Closing Date, and as such, no breach, default or violation of any such contract, agreement or other instrument requiring consent or notice in connection with this Agreement or the transactions contemplated herein, has or will occur in connection with the Parties’ entry into this Agreement or the consumption of the transactions contemplated herein, except where the failure to obtain the consent or the resulting default is not reasonably likely to have a Material Adverse Effect on the relevant Company.

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3.16. Taxes.

3.16.1 Tax Returns and Payment of Taxes. All Tax Returns of the Company Parties required to have been filed through the Initial Execution Date and the Amended Execution Date in accordance with applicable Law have been duly filed and are correct and complete in all material respects. All Taxes, deposits of Taxes or other payments relating to Taxes due and owing by the Company (whether or not shown on any Tax Return), have been paid in full. No extensions of time are in effect with respect to the dates on which any Tax Returns of the Company were or are due to be filed. No written Claim has been made since the formation of the Company Parties by a Governmental Entity in a jurisdiction where the Company Parties do not file Tax Returns that the Company Parties are or may be subject to taxation by that jurisdiction. To Sellers’ Knowledge, the Company Parties have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company Parties have not made any payments, are not obligated to make any payments, and are not a party to any agreement that under certain circumstances obligate it to make any payments that will not be deductible under any laws governing taxation applicable to the jurisdictions in which the Company Parties are domiciled equivalent to Section 280G of the Code. The Company Parties have delivered to the Purchaser correct and complete copies, where applicable, of all federal, state, local and foreign income Tax Returns (together with any agents’ reports) relating to its operations for taxable periods ended on or after December 31, 2020.

3.16.2 Tax Audits and Other Proceedings. No Claim for any Tax deficiency has been asserted or assessed in writing against the Company Parties, or against the Sellers with respect to the Company Parties, which has not been paid, resolved, or is being contested in good faith by appropriate proceedings. No Liens for Taxes (other than Taxes not yet due and payable or being contested in good faith by appropriate proceedings) upon any of the assets of the Company Parties exist. To the Knowledge of the Seller, no Claims, audits, or investigations are pending or threatened against the Company, or against the Sellers with respect to the Company Parties, for any Tax. No outstanding waivers or agreements by or on behalf of the Company Parties for the extension of time for the assessment of any Taxes or deficiency thereof exist. No requests for rulings, outstanding subpoenas or requests for information, notice of proposed reassessment of any property owned or leased by the Company Parties, or any other matters relating to Taxes pending between the Company Parties and any Governmental Entity exist.

3.17. Employment Matters.

3.17.1 The Company Parties are not a party to, or bound by, any collective bargaining or other agreement with a labor or trade union organization representing any of their Employees. Since January 1, 2021, there has not been, nor to any Seller’s Knowledge, has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor activity or dispute affecting the Company Parties.

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3.17.2 Save as Disclosed, the Company Parties are in compliance with all applicable material Laws pertaining to employment and employment practices. No actions, suits, Claims, Known investigations or other legal Proceedings against the Company Parties are pending, or to the Knowledge of any Seller, threatened to be brought or filed, by or with any Governmental Entity or arbitrator in connection with the employment of any current or former employee of the Company Parties, including, any Claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay or any other employment related matter arising under applicable Laws.

3.17.3 The Company Parties will not have any employment agreements in place which survive the Closing and involve an annual amount of base salary above One Hundred Thousand Dollars (USD $100,000), except as set forth on Schedule 3.17.

3.18. Gifts and Benefits. No Employee, consultant or agent of the Company Parties acting on behalf of such Company Parties has directly or indirectly, given or agreed to give, to any customer, supplier, governmental employee or any actual or purported agent of any of the foregoing who is or may be in a position to help or hinder the Company Parties (or assist the Company Parties in connection with any actual or proposed transaction): (a) any illegal gift or benefit, or (b) any gift or similar benefit which if not continued or repeated in the future, would have a Material Adverse Effect on the relationship of the Company Parties with such Person.

3.19. Export Control Laws. The Companies have conducted export transactions in compliance with applicable provisions of all applicable material Laws relating to export controls and regulations.

3.20. Environmental, Health and Safety Matters.

3.20.1 The Company Parties possess all material permits and approvals required under, and each is in material compliance with, all applicable Environmental Laws, and the Company Parties are in material compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws or contained in any other applicable Law.

3.20.2 The representations and warranties set forth in this Section 3.20 are the Sellers’ sole and exclusive representations and warranties regarding environmental matters.

3.21. Intellectual Property.

3.21.1 Schedule 3.21 contains a list of all Company Registered Intellectual Property, which identifies all Company Registered Intellectual Property, and identifies that which is owned and that which is Licensed by the Company.

3.21.2 To the Knowledge of the Sellers, with the exception of any pending application and Disclosed data, no Company Registered Intellectual Property or product or service used by the Companies related to Company Registered Intellectual Property is subject to any Proceeding or outstanding decree, order, judgment, agreement or stipulation (i) restricting in any manner the use, transfer or licensing thereof by the Companies or (ii) that is reasonably likely to have a Material Adverse Effect on the validity, use or enforceability of the Company Registered Intellectual Property or any such product or service. With the exception of any pending application, each item of Company Registered Intellectual Property is valid and subsisting.

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3.21.3 Save as Disclosed, each Seller represents that neither it nor the Company Parties own any trademark registrations or applications for registration in any jurisdiction and no such applications have been filed by any Seller, the Company Parties, any of their respective Affiliates or their respective predecessors-in-interest. Save as Disclosed, each Seller represents that neither it nor the Company Parties own any copyright registrations or applications in any jurisdiction and no such applications have been filed by any Seller, the Company Parties, any of their respective Affiliates or their respective predecessors-in-interest. Save as Disclosed, each Seller represents that neither itself, the Company Parties, any of their respective Affiliates, nor their respective predecessors-in-interest are party to any license, agreement or other permission which any Seller or the Company Parties have granted to any other Person with respect to any item of Intellectual Property in the United States and/or any jurisdictions worldwide and that no such licenses, agreements or other permissions exist.

3.21.4 The Company Parties own and have good and exclusive title to, or has Licenses to, each material item of Company Intellectual Property, free and clear of any Lien (excluding Licenses and related restrictions); and the Company Parties are the exclusive owners or exclusive licensees of all material trademarks and service marks, trade names (including, but not limited to “Meridian Tech”, and any derivative thereof) and domain names (including, without limitation, the domain name “meridianbet.com”) used by the Companies, all of which are set forth on Schedule 3.21.4, including the sale of any products or the provision of any services of the Company Parties, free and clear of all Liens. Save as Disclosed, the Company Parties have not granted any material rights or interest in the Company Intellectual Property to a third party. In addition to, and in no way in limitation of the foregoing, at or prior to Closing, the Company Parties shall hold a valid License for, or otherwise have a valid right to use, any software used in or necessary for the conduct of its business as currently conducted.

3.21.5 The Company Parties own exclusively and have good title to all material copyrighted works used by the Company Parties that (i) are products of the Company Parties or (ii) the Company Parties otherwise expressly purport to own, free and clear of all Liens. No works of original authorship are used by the Company Parties or prepared by or on behalf of the Company Parties, except as to which the Company Parties have obtained or are seeking a copyright registration for such works.

3.21.6 To the Knowledge of the Sellers, the operations of the Companies as currently conducted, including the Companies’ design, development, marketing and sale of the products or services of the Companies (including with respect to products currently under development), have not, do not and shall not infringe or misappropriate in any manner the Intellectual Property of any Third Party or, constitute unfair competition or trade practices under the Laws of any jurisdiction.

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3.21.7 The Sellers have no Knowledge of, and have not received written notice of or any other overt threat from any Third Party, that the operation of the Company Parties as it is currently conducted, or any act, product or service of the Company Parties, infringes or misappropriates the Intellectual Property of any Third Party or constitutes unfair competition or trade practices under the Laws of any jurisdiction within the last three (3) years.

3.21.8 To the Knowledge of the Sellers, no Person has infringed or misappropriated, or is infringing or misappropriating, any Company Intellectual Property.

3.21.9 Neither the Company Parties nor any Seller have, in their Knowledge, interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of any other Person, and neither the Sellers nor Company Parties have ever received in the three (3) years preceding the Initial Execution Date and the Amended Execution Date any charge, complaint, claim, demand or notice from any Governmental Entity or other Person alleging any such interference, infringement, misappropriation or conflict (including any claim that the Company Parties or any Seller must license or refrain from using any Intellectual Property rights of any other Person). To each Seller’s Knowledge, no Person has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company.

3.21.10 Each Seller represents that neither it nor the Company Parties use any computer software or Intellectual Property owned by any Person other than the Company Parties pursuant to any license, sublicense, agreement or permission.

3.21.11 To each Seller’s Knowledge, the continued operation of the Company Parties’ business as currently conducted does not and will not interfere with, infringe upon, misappropriate or otherwise come into conflict with, any Intellectual Property rights of any Person.

3.22. Transactions with Affiliates. Except as set forth on Schedule 3.22 and/or as Disclosed, no Person with whom any Seller or Company officer or director has any direct or indirect relation by blood, marriage or adoption within a second degree of consanguinity or affinity owns any beneficial interest in: (a) any material contract, arrangement or understanding with, or relating to, the Company Parties or the properties or assets of the Company Parties; (b) any material loan, arrangement, understanding, agreement or contract for or relating to the Company Parties or the properties or assets of the Company Parties; or (c) any material property (real, personal or mixed), tangible or intangible, used or currently intended to be used by the Company Parties. The aggregate value of all transactions involving a person having such a relationship by blood, marriage or adoption with respect to the Company Parties during the fiscal year ended December 31, 2022 was not in excess of $150,000 (or the Foreign Currency Equivalent), and there are no Related Party Transactions currently in place or contemplated that would, individually or in the aggregate, be expected to cause the aggregate value of all such transactions during the current fiscal year to exceed $150,000.

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This Section 3.22 is not intended to govern or apply to contracts, arrangements, or other understandings between two Company Parties, and no intra-Company Party dealings are listed in Schedule 4.22.

3.23. Accounts Receivable. All material Receivables (billed and unbilled) of the Company have arisen from bona fide transactions by such Company in the Ordinary Course. To the Knowledge of the Seller, all Receivables of the Company are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof (net of any applicable allowance for doubtful accounts).

3.24. Licenses. Schedule 3.24 is a correct and complete list of all material Licenses held by the Companies. The Companies own or possess all material Licenses that are necessary to enable them to carry on their operations as presently conducted. All such Licenses are valid, binding and in full force and effect. The execution, delivery and performance hereof and the consummation of the transactions contemplated hereby will not (i) have a Material Adverse Effect on any such License, or (ii) (except for the Governmental Approvals) require consent from, or notice to, any Governmental Entity. The Companies have taken all necessary action to maintain each License. No loss or expiration of any License is threatened, pending, or reasonably foreseeable (other than expiration upon the end of any term).

3.25. Brokers, Finders and Investment Bankers. Neither the Company Parties, nor any Seller, nor any Affiliate of the Company Parties, has employed any broker, finder or investment banker or incurred any Liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated hereby. The Sellers will jointly and severally indemnify and hold the Purchaser harmless against any and all brokerage, finders and other fees payable by the Seller or Company Parties hereunder.

3.26. Employee Benefit Plan; Profit Sharing and Related. Save as Disclosed, the Companies do not currently have and have never had any Employee Benefit Plan, profit sharing plans or incentive compensation plans. No bonuses are due or accrued, or will be due as of the end of any applicable period hereafter, to any employees or consultants of the Company Parties.

3.27. Data Room; Information Supplied. All copies of and originals of all information, documents, financial statements, agreements and materials provided by the Company Parties (including their Representatives) or any Seller to the Purchaser (the “Provided Materials”), or their Affiliates or Representatives as part of the due diligence process leading up to the Parties entry into this Agreement were and remain accurate and complete in all material respects when provided and as of the Closing Date.

3.28. No Indebtedness. As of the Initial Execution Date and the Amended Execution Date, (a) no obligations exist with respect to any Indebtedness of the Company Parties, except as Disclosed and/or set forth on Schedule 3.11; and (b) no liabilities, Indebtedness, agreements or other obligations are owed between the Company, on the one hand, and any Seller and its Affiliates, on the other hand, except as set forth on Schedule 3.11.

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3.29. Insurance. To the extent any insurance proceeds are received by any Seller or any of its Affiliates (other than the Company Parties) after the Closing with respect to a loss of, or damage to, the assets of, or any Claim against, the Company Parties relating to the Company Parties prior to the Closing (including any insurance proceeds with respect to continuing business interruption experienced by the Company Parties after the Closing), such Seller shall, or shall cause the appropriate Affiliate to, remit such insurance proceeds to the Company Parties or their designee; provided, that such Seller shall not be required to remit any insurance proceeds to the Company Parties with respect to business interruption to the Company Parties prior to the Closing.

3.30. No Dividends or Distributions. The Sellers Disclosed to the Purchaser that the Companies and its Subsidiaries have more than Ten Million Dollars (USD $10,000,000) of available cash (excluding guarantees) at the Effective Date of the Closing (the “Aggregate Required Closing Cash”).

3.31. Cash on Hand. Each of the Company Parties has, and as of the Closing Date will continue to have, sufficient cash on hand to conduct its operations in the same manner as it has conducted such operations prior to the Initial Execution Date and the Amended Execution Date.

3.32. Financial Metrics. The Companies have had, in the aggregate, at least Forty Million Euros (€40 million) in Revenues, Eight Million Euros (€8 million) in net income, and a Twelve (12)-Month Trailing EBITDA of at least Ten Million Euros (€10 million) in each of their last two (2) completed fiscal years ended on December 31, 2021 and December 31, 2022, as calculated in accordance with IFRS and demonstrated in the Financial Statements (hereinafter defined).

3.33. Proxy Statement Information. None of the information supplied or to be supplied by the Sellers to the Purchaser for inclusion in the Proxy Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.34. Insider Trading. Each Seller certifies and confirms that he, she, or it has not personally, nor through any third parties, purchased, nor caused to be purchased in the public marketplace any publicly-traded shares of Purchaser. Each Seller further certifies and confirms that he, she, or it has not communicated the nature of the transactions contemplated herein, and is not a party to any insider trading in Purchaser’s securities. Each Seller further certifies and confirms that he, she, or it has not “tipped” any related parties nor third parties regarding the transactions contemplated herein, and/or advised any parties to purchase, sell or otherwise trade shares of Purchaser’s securities.

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3.35. Additional Representations, Acknowledgements and Warranties of the Sellers Regarding the Purchaser Shares.

Each Seller represents, acknowledges and warrants the following to the Purchaser:

3.35.1 Each Seller recognizes that the Purchaser Shares have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Purchaser Shares is registered under the Securities Act or unless an exemption from registration is available. Such Seller may not sell the Purchaser Shares without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

3.35.2 Each Seller is acquiring the Purchaser Shares for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the Purchaser Shares. No one other than such Seller will have any beneficial interest in said securities, except by the potential application of family Laws. Each Seller agrees to set forth the terms of its ownership, record address and social security number/EIN (or, if such Seller is not a U.S. citizen, a national identity number or other form of identification acceptable to Purchaser) on the Share Registration Form, a form of which is attached hereto as Exhibit A (the “Share Registration Forms”);

3.35.3 Each Seller acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended, and has completed a Certificate of Accredited Investor Status, in the form attached hereto as Exhibit B (the “Seller Certification”);

3.35.4 Each Seller (A) is aware of, has received and had an opportunity to review (i) the Purchaser’s Transition Report on Form 10-K for the transition period from February 1, 2021 to October 31, 2021, as filed with the SEC on January 13, 2022; (ii) the Purchaser’s Annual Report on Form 10-K for the year ended October 31, 2022, filed with the SEC on January 30, 2023, and (iii) the Purchaser’s Quarterly Reports on Form 10-Q and current reports on Form 8-K from November 1, 2021, to the date of such Seller’s entry into this Agreement (which filings can be accessed by going to https://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Golden Matrix Group” in the “Purchaser name” field, and clicking the “Search” button), in each case (i) through (ii), including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein, and Equity Incentive Plan (collectively the “Disclosure Documents”) and an independent investigation made by it of the Purchaser; (B) has, for a reasonable time prior to the Initial Execution Date and the Amended Execution Date, been given an opportunity to review material contracts and documents of the Purchaser and has had an opportunity to ask questions of and receive answers from the Purchaser’s officers and directors and has no pending questions as of the Initial Execution Date and the Amended Execution Date; and (C) is not relying on any oral representation of the Purchaser or any other person, nor any written representation or assurance from the Purchaser; in connection with each Seller’s acceptance of the Securities and investment decision in connection therewith. Each Seller acknowledges that due to its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act;

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3.35.5 Each Seller has such knowledge and experience in financial and business matters such that such Seller is capable of evaluating the merits and risks of an investment in the Purchaser Shares and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in the Purchaser Shares;

3.35.6 Each Seller has had an opportunity to ask questions of and receive satisfactory answers from the Purchaser, or any person or persons acting on behalf of the Purchaser, concerning the terms and conditions of this Agreement and the Purchaser, and all such questions have been answered to the reasonable satisfaction of such Seller;

3.35.7 Each Seller recognizes that an investment in the Purchaser is a speculative venture. The ownership of the Purchaser Shares as an investment involves special risks;

3.35.8 Each Seller realizes that the Purchaser Shares cannot readily be sold as they will be restricted securities and therefore the Purchaser Shares must not be accepted unless such Seller has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and such Seller can provide for current needs and possible personal contingencies;

3.35.9 Each Seller confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Purchaser Shares for an indefinite period of time, and (iii) to afford a complete loss of its investment;

3.35.10 Each Seller has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Purchaser Shares for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Purchaser Shares are a suitable investment for itself;

3.35.11 Each Seller has not become aware of and has not been offered the Purchaser Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Seller’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

3.35.12 Each Seller confirms and acknowledges that the Purchaser is under no obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Purchaser Shares by such Seller, and such Seller is solely responsible for determining the status, in its hands, of the Purchaser Shares acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Purchaser Shares; and

3.35.13 Each Seller confirms and acknowledges that the Purchaser Shares will bear the following restrictive legend (or a similar legend):

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‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.’’

3.36. No Other Representations and Warranties. Except for the representations and warranties contained herein (including the related portions of the Disclosure Schedules), the Sellers and Companies do not make any other express or implied representations or warranties to the Purchaser. For the avoidance of doubt, any delivery made through the electronic data room established by the Parties that is viewable by the Purchaser and its Representatives at least three (3) days prior to the Initial Execution Date and the Amended Execution Date shall constitute Disclosure to Purchaser hereunder.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants the following to the Sellers as of the Initial Execution Date and the Amended Execution Date, which shall be automatically re-confirmed as of the Closing Date (except to the extent modified by a Purchaser Disclosure Schedule, discussed below). The representations and warranties below are qualified by the a disclosure schedules provided by Purchaser to Sellers at the time of its execution of this Agreement (the “Purchaser Disclosure Schedule”, and together with the Sellers Disclosure Schedule, the “Disclosure Schedules”), which Purchaser Disclosure Schedule shall be updated by an updated and final schedule delivered at least fifteen (15) Business Days prior to the Closing Date, to the extent required to confirm that any of the disclosures set forth in this ARTICLE IV are true and correct as of Closing (the “Purchaser Closing Disclosure Schedule”, and together with the Sellers Closing Disclosure Schedule, the “Closing Disclosure Schedules”); provided further that the Purchaser shall promptly disclose any updated disclosure schedule to the Sellers, as soon as the Purchaser is aware of any material changes to the information previously Disclosed on any Purchaser Disclosure Schedule (each an “Updated Purchaser Disclosure Schedule”, and together with the Updated Sellers Disclosure Schedules, each an “Updated Disclosure Schedule”). Except when otherwise expressly stated in this Agreement in relation to any specific representations and warranties of the Purchaser, the same are qualified by facts, matters and information which are Disclosed to the Sellers and the materiality criteria in the amount of One Hundred Thousand Dollars (USD $100,000). The Sellers acknowledge that: (i) before Closing they shall have had a full and fair opportunity to make their own investigations and enquiries into the Purchaser and its assets and financial and business affairs; and (ii) that they are relying on such investigations and enquiries in selling 100% of the registered share capital in the Companies, in addition to the representations and warranties given by the Purchaser hereunder. All references in this ARTICLE III to Purchaser shall include each of the Subsidiaries of the Purchaser, as applicable, unless the context requires otherwise:

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4.1. Organization. The Purchaser is a for-profit corporation, duly formed, validly existing and in good standing under the laws of the state of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified or registered as a corporation to transact business under the Laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification or registration. Schedule 4.1 contains a correct and complete list of the jurisdictions in which the Purchaser is qualified or registered to do business, as applicable. The Purchaser has made available to the Sellers true, complete and correct copies of the Governing Documents of the Purchaser as in effect on the Initial Execution Date and the Amended Execution Date.

4.2. Authorization. Purchaser has all necessary power and authority to execute and deliver this Agreement, the other Transaction Documents and the Purchaser Ancillary Documents, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the other Transaction Documents and the Purchaser Ancillary Documents by Purchaser, the performance by Purchaser of its obligations hereunder and thereunder, and the consummation of the transactions provided for herein and therein have been duly and validly authorized by all necessary action on the part of such Purchaser. This Agreement, the other Transaction Documents and the Purchaser Ancillary Documents have been duly executed and delivered by the Purchaser and constitute the valid and binding agreements of Purchaser, enforceable against Purchaser in accordance with their respective terms, subject to applicable Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

4.3. Securities of the Purchaser.

4.3.1 Except as set forth on Schedule 4.3.1, with respect to Purchaser and each of its Subsidiaries, (i) there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, pre-emptive rights, subscriptions, Claims of any character, agreements, obligations, convertible or exchangeable securities or other plans or commitments, contingent or otherwise, relating to the outstanding capital stock of the Purchaser or its Subsidiaries; (ii) there are no outstanding contracts or other agreements of the Purchaser or its Subsidiaries, Purchaser or any other Person to purchase, redeem or otherwise acquire any capital stock in the Purchaser or its Subsidiaries, or securities or obligations of any kind convertible into capital stock of the Purchaser or its Subsidiaries; (iii) save as agreed in this Agreement, there are no dividends which have accrued or been declared but are unpaid on the equity interests of the Purchaser or its Subsidiaries; (iv) there are no voting agreements, shareholders agreements or other agreements relating to the management of the Purchaser or its Subsidiaries; and (v) there are no outstanding agreements or understandings restricting the transfer or sale of the capital stock of the Purchaser or its Subsidiaries, or which prohibit the Sellers from acquiring shares of capital stock of the Purchaser pursuant to this Agreement.

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4.3.2 The Purchaser and its Subsidiaries have no outstanding bonds, debentures, notes or other obligations which provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the Purchaser or its Subsidiaries on any matter.

4.3.3 Upon the issuance of the Closing Common Stock and Purchaser Series C Preferred Stock on the Closing Date, Sellers will hold a majority of the voting shares of the Purchaser.

4.4. Subsidiaries. The Purchaser does not own directly or indirectly, any capital stock or other equities, securities or interests in, or any note or other contractual right exercisable or exchangeable for, or convertible into, any other corporation or in any limited liability company, registered partnership, joint venture or other entity, except as set forth on Schedule 4.4.

4.5. Absence of Restrictions and Conflicts. The execution, delivery and performance by the Purchaser of this Agreement, the other Transaction Documents and the Purchaser Ancillary Documents and the consummation of the transactions contemplated hereby and thereby: (a) will not create in any third party the right to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement, the other Transaction Documents and the Purchaser Ancillary Documents and (b) do not or will not (as the case may be) violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under or create in any party the right to terminate, modify or cancel, (i) any term or provision of the Governing Documents of the Purchaser, (ii) any material contract of the Purchaser or any permit, franchise, License or other instrument applicable to the Purchaser, if the breach, default, loss, or acceleration would be reasonably likely to have a Material Adverse Effect on the Purchaser (for the purposes of this ARTICLE IV, each reference to Material Adverse Effect shall mean the definition of “Material Adverse Effect” herein, substituting a reference to the Purchaser for each reference to the Company), (iii) any judgment, decree or order of any court or Governmental Entity or agency to which the Purchaser is a party or by which the Purchaser or its properties are bound, or (iv) assuming the permits/approvals specified in Schedule 4.23 are promptly obtained, any Law or arbitration award applicable to the Purchaser.

4.6. Real Property. The Purchaser owns no Owned Real Property, and the only Leased Real Property of the Purchaser is subject to the lease(s) set forth on Schedule 5.6.

4.7. Title to Assets; Related Matters.

4.7.1 Purchaser has good and valid title, a valid leasehold interest in, or a valid License for, all of the material property and assets owned, leased, Licensed, operated or used by Purchaser, free and clear of all Liens, except Permitted Liens.

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4.7.2 All material equipment and other items of tangible personal property and assets owned, leased, licensed, operated or used by the Purchaser and its Subsidiaries (i) are in sufficient operating condition and in a state of sufficient maintenance and repair to be in accordance with normal industry practice, ordinary wear and tear excepted, (ii) were acquired and are usable in the Ordinary Course (for the purposes of this ARTICLE IV, each reference to Ordinary Course shall mean the definition of “Ordinary Course” herein, substituting a reference to the Purchaser for each reference to the Company Parties), and (iii) conform to all applicable Laws applicable thereto, except where the failure to fulfill one of the following would be reasonably likely to have a Material Adverse Effect on the Purchaser. Purchaser has no Knowledge of any material defect or problem with any of such equipment, tangible personal property or assets other than ordinary wear and tear. Except for leased items that are subject to personal property leases, no Person other than the Purchaser and its Subsidiaries owns any material equipment or other tangible personal property or assets situated on the premises of the Purchaser and its Subsidiaries.

4.7.3 No Shareholder, Representative, or Affiliate of Purchaser owns, Leases, or holds any material assets or property (tangible or intangible) that are currently being used in connection with the business of the Purchaser and its Subsidiaries.

4.7.4 Schedule 4.7.4 sets forth a listing of all (a) material equipment and assets owned, leased, Licensed, operated or used by the Purchaser in its respective operations; and (b) all automobiles, trucks, automotive equipment and other vehicles owned, leased or used by the Purchaser and its Subsidiaries in their respective operations, in each case whose value exceeds the amount of One Hundred Thousand Dollars (USD $100,000).

4.8. Advertising. Purchaser is in compliance in all material respects, and has been in compliance in all material respects since January 1, 2021, with all Laws applicable to the Purchaser and its Subsidiaries with respect to the advertising, marketing and communication services (“Regulated Product Marketing Services”); and (i) the Purchaser has not received and is not subject to any administrative or regulatory action, or other similar written or other notice, complaint or inquiry made by any regulatory body or Governmental Entity asserting that any element of its products or services is not in compliance with any applicable Laws, and, to the Knowledge of Purchaser, no violation is threatened.

4.9. Information Technology.

4.9.1 The Purchaser has taken commercially reasonable precautions to preserve and document the Purchaser’s material proprietary products, technology and trade secrets and to protect the secrecy, confidentiality and value of its material proprietary products, technology and trade secrets.

4.9.2 To the Knowledge of Purchaser, on the Initial Execution Date, Amended Execution Date and as of the Closing Date, the Purchaser owns or holds valid leases and/or licenses to the Purchaser Systems which are used by or necessary for the Purchaser to conduct its businesses as currently conducted. To the Knowledge of Purchaser, upon the consummation of the transactions contemplated hereunder, the Purchaser shall have the right to use and access the Purchaser Systems as required to carry on its businesses as currently conducted.

4.9.3 In the 12 months preceding the Initial Execution Date and the Amended Execution Date, to the Knowledge of the Purchaser, no Purchaser IT Contract Supplier has been in material default of any Purchaser IT Contract with respect to the provision of information and communications technology services to the Purchaser.

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4.9.4 Other than as could not reasonably be expected to result in a Material Adverse Effect on the operations of the Purchaser, the Purchaser maintains and each Purchaser IT Contract Supplier who manages the Purchaser Systems maintains, appropriate disaster recovery plans and security procedures with respect to the services being provided by any such Purchaser IT Contract Supplier to the Purchaser.

4.9.5 Since January 1, 2021, there have been no material interruptions, data losses or similar incidents attributable to the Purchaser Systems owned or used by the Purchaser. To the Knowledge of the Purchaser, the Purchaser Systems owned or used by the Purchaser have the capacity and performance necessary to meet in all material respects the requirements of its respective businesses as currently conducted, with respect to its usage of the Purchaser Systems.

4.9.6 As used herein, “Purchaser Systems” means the material computer and data processing systems, material maintenance service agreements, and material information and material communications technologies used in the businesses of the Purchaser.

4.9.7 As used herein, “Purchaser IT Contract” means any material contract for the provision of information and communications technology (including hardware, software, databases) services and maintenance services to the Purchaser.

4.9.8 “Purchaser IT Contract Supplier” means any material third party supplier that is contractually obliged to provide information and communications technology services (including services with respect to hardware, software and databases) and maintenance services to the Purchaser under any Purchaser IT Contract.

4.10. Financial Statements.

4.10.1 There are no Known liabilities or obligations of the Purchaser of any nature, accrued, contingent or otherwise, of a nature required to be disclosed in a balance sheet prepared in accordance with GAAP, other than those that are set forth in the Purchaser’s filings with the Securities and Exchange Commission (the “SEC Filings”).

4.10.2 The Purchaser maintains a system of accounting controls that is designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with the required accounting standards and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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4.10.3 The financial statements set forth in the SEC Filings dating back to January 1, 2020, were prepared in accordance with the books of account and other financial records of the Purchaser in all material respects; (ii) present fairly the financial condition and results of operations of the Purchaser as of the respective dates thereof or for the respective periods covered thereby; (iii) have been prepared in accordance with required accounting standards applied on a basis consistent with the past practices of the Purchaser; and (iv) include all adjustments that are necessary for a fair presentation of the consolidated financial condition of the Purchaser and the results of the operations of the Purchaser as of the respective dates thereof or for the respective periods covered thereby.

4.10.4 The books of account and other financial records of the Purchaser dating back to January 1, 2020, (i) accurately reflect in all material respects items of income and expense and all assets and liabilities required to be reflected therein in accordance with required accounting standards applied on a basis consistent with the past practices of the Purchaser; (ii) are complete and correct in all material respects, and do not contain or reflect any material inaccuracies or discrepancies; and (iii) have been maintained in accordance with good accounting practices in all material respects.

4.10.5 There has been no change in the Purchaser’s accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Purchaser’s financial statements, other than as set forth in the SEC Filings. Except as set forth in the SEC Filings, there are no liabilities, claims or obligations of any nature, whether accrued, absolute, contingent, anticipated or otherwise, whether due or to become due, that are required to be shown in the SEC Filings in accordance with required accounting standards. Except as disclosed in the SEC Filings, the Purchaser is not a guarantor or indemnitor of any indebtedness of any other non-Affiliated Person of Purchaser.

4.11. Absence of Certain Changes.

4.11.1 Except as set forth in the SEC Filings or on Schedule 4.11, since January 1, 2021, the Purchaser has not made any amendment to any Tax Returns, made any election, adopted any material accounting method or fiscal year, or taken any position in any Tax Returns relating to the Purchaser that is inconsistent with any such election, accounting method, fiscal year or position previously made, adopted or taken with respect to the Purchaser.

4.12. Legal Proceedings.

4.12.1 Save as Disclosed in the SEC Filings, no suit, action, Claim, arbitration, Proceeding or Known investigation is pending or, to the Knowledge of Purchaser, threatened against, relating to or involving the Purchaser, its respective business or its respective real or personal property before any Governmental Entity or arbitrator (a “Legal Proceeding”).

4.12.2 No actions, suits, Claims, Known investigations or other legal Proceedings are pending or, to Purchaser’s Knowledge, threatened against Purchaser, that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

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4.13. Compliance with Law.

4.13.1 (i) Save as Disclosed in the SEC Filings and to the Knowledge of Purchaser (solely with respect to the business of the Purchaser), the Purchaser is, and since January 1, 2021, has been, in compliance with all material applicable Laws; (ii) Purchaser has not been charged with, nor received any written notice that it is under investigation with respect to, and, to the Knowledge of Purchaser, Purchaser is not now under investigation with respect to, any violation of any material applicable Law or other material requirement of a Governmental Entity; (iii) the Purchaser is not a party to, or bound by, any order, judgment, decree, injunction, rule or award of any Governmental Entity or arbitrator; (iv) the Purchaser has filed all material reports and has all material Licenses required to be filed with any Governmental Entity on or before the Initial Execution Date and the Amended Execution Date; and (v) the Purchaser has not failed to comply with any Law or authorization by any Governmental Entity to the extent that such failure is reasonably expected to result in or give rise to: (a) any criminal liability in respect of the Purchaser, or (b) any material restrictions, penalties, or limitations, nor any Liens, being imposed on the Purchaser or its assets.

4.13.2 Without limiting the representations of Purchaser in Section 4.13.1, above, the Purchaser confirms that:

(i) Compliance with Anti-Money Laundering Laws. The operations of the Purchaser are and have been conducted at all times in compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Purchaser with respect to the Anti-Money Laundering Laws is pending or, to the Knowledge of the Purchaser, threatened. The Purchaser has established and maintains procedures and controls that are reasonably designed to ensure that the Purchaser and its Subsidiaries are in compliance in all material respects with any applicable FCPA, Anti-Money Laundering Laws or OFAC Laws.

(ii) No Conflicts with Sanctions Laws. Neither the Purchaser, nor to Purchaser’s Knowledge any director, officer, employee, agent, Affiliate of the Purchaser or other person acting on behalf of the Purchaser or Affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently subject to any Sanctions, nor is the Purchaser located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions prohibiting trade with any Sanctioned Country; no action of Purchaser in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance or sale of the common stock of the Purchaser hereunder or (iii) any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any subsidiary, joint venture partner or other person or entity, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Purchaser has not knowingly engaged in and are is not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

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(iii) Anti-Bribery. Neither Purchaser, Purchaser’s Affiliates, nor to Purchaser’s Knowledge any director, officer, agent, employee or other person associated with or acting on behalf of the Purchaser or its Affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any Private Sector Counterparty (for the purposes of this ARTICLE V, each reference to a Private Sector Counterparty shall mean the definition of the same herein, substituting a reference to the Purchaser for each reference to the Company) or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated or is in violation of any provision of any applicable Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which the Purchaser operates its businesses, including, in each case, the rules and regulations thereunder, (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to improperly obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment. Purchaser has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; and neither Purchaser nor its Affiliates will directly or indirectly use the proceeds, benefits, or rights from the Acquisition or lend, contribute or otherwise make available to any Affiliate, joint venture partner or other Person any funds for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above.

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4.14. Purchaser Contracts. Each material contract of the Purchaser (“Purchaser Contracts”) and all material supply contracts and agreements (excluding contracts, work orders and purchase orders individually requiring the Purchaser to spend an amount less than $200,000 or the Foreign Currency Equivalent) for the provision of goods or services for the Purchaser, is legal, valid, binding and enforceable in accordance with its respective terms with respect to the Purchaser (subject to the same qualification set forth in the last sentence of Section 4.2), and, to the Knowledge of Purchaser, each other party to such Purchaser Contract. No material default or breach of the Purchaser, exists under any Purchaser Contract and, to the Knowledge of the Purchaser, no such default exists with respect to any third party to any Purchaser Contract. The Purchaser is not participating in any discussions or negotiations regarding any modification of or amendment to any Purchaser Contract or entry into any new material contract applicable to the Purchaser or the real or personal property of the Purchaser, except in the Ordinary Course or to the extent such modification/amendment will not have a Material Adverse Effect on the Purchaser. Each Purchaser Contract that requires the consent of or notice to the other party thereto in order to avoid any breach, default or violation of such contract, agreement or other instrument in connection with the transactions contemplated hereby will be obtained by the Purchaser as of the Closing Date, and as such, no breach, default or violation of any such contract, agreement or other instrument requiring consent or notice in connection with this Agreement or the transactions contemplated herein, has or will occur in connection with the Parties’ entry into this Agreement or the consumption of the transactions contemplated herein, except where the failure to obtain the consent or the resulting default is not reasonably likely to have a Material Adverse Effect on the Purchaser.

4.15. Taxes.

4.15.1 Tax Returns and Payment of Taxes. All Tax Returns of the Purchaser required to have been filed through the Initial Execution Date and the Amended Execution Date in accordance with applicable Law have been duly filed and are correct and complete in all material respects. All Taxes, deposits of Taxes or other payments relating to Taxes due and owing by the Purchaser (whether or not shown on any Tax Return), have been paid in full. No extensions of time are in effect with respect to the dates on which any Tax Returns of the Purchaser were or are due to be filed. No written Claim has been made since the formation of the Purchaser by a Governmental Entity in a jurisdiction where the Purchaser does not file Tax Returns that the Purchaser is or may be subject to taxation by that jurisdiction. To Purchaser’s Knowledge, the Purchaser has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Purchaser has not made any payments, is not obligated to make any payments, and is not a party to any agreement that under certain circumstances obligate it to make any payments that will not be deductible under any laws governing taxation applicable to the jurisdictions in which the Purchaser is domiciled equivalent to Section 280G of the Code. The Purchaser has delivered to the Sellers correct and complete copies, where applicable, of all federal, state, local and foreign income Tax Returns (together with any agents’ reports) relating to its operations for taxable periods ended on or after December 31, 2020.

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4.15.2 Tax Audits and Other Proceedings. No Claim for any Tax deficiency has been asserted or assessed in writing against the Purchaser, which has not been paid, resolved, or is being contested in good faith by appropriate proceedings. No Liens for Taxes (other than Taxes not yet due and payable or being contested in good faith by appropriate proceedings) upon any of the assets of the Purchaser exist. To the Knowledge of the Purchaser, no Claims, audits, or investigations are pending or threatened against the Purchaser, for any Tax. No outstanding waivers or agreements by or on behalf of the Purchaser for the extension of time for the assessment of any Taxes or deficiency thereof exist. No requests for rulings, outstanding subpoenas or requests for information, notice of proposed reassessment of any property owned or leased by the Purchaser, or any other matters relating to Taxes pending between the Purchaser and any Governmental Entity exist.

4.16. Employment Matters.

4.16.1 The Purchaser is not a party to, or bound by, any collective bargaining or other agreement with a labor or trade union organization representing any of its employees. Since January 1, 2021, there has not been, nor to Purchaser’s Knowledge, has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor activity or dispute affecting the Purchaser.

4.16.2 Save as Disclosed, the Purchaser is in compliance with all applicable material Laws pertaining to employment and employment practices. No actions, suits, Claims, Known investigations or other legal Proceedings against the Purchaser is pending, or to the Knowledge of Purchaser, threatened to be brought or filed, by or with any Governmental Entity or arbitrator in connection with the employment of any current or former employee of the Purchaser, including, any Claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay or any other employment related matter arising under applicable Laws.

4.16.3 The Purchaser will not have any employment agreements in place which survive the Closing, including, but not limited to, any continuing obligations under any prior employment agreements with an annual amount of base salary above One Hundred Thousand Dollars (USD $100,000), except as set forth on Schedule 4.16.3.

4.17. Gifts and Benefits. No Employee, consultant or agent of the Purchaser acting on behalf of such Purchaser has directly or indirectly, given or agreed to give, to any customer, supplier, governmental employee or any actual or purported agent of any of the foregoing who is or may be in a position to help or hinder the Purchaser (or assist the Purchaser in connection with any actual or proposed transaction): (a) any illegal gift or benefit, or (b) any gift or similar benefit which if not continued or repeated in the future, would have a Material Adverse Effect on the relationship of the Purchaser with such Person.

4.18. Export Control Laws. The Purchaser has conducted export transactions in compliance with applicable provisions of all applicable material Laws relating to export controls and regulations.

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4.19. Environmental, Health and Safety Matters.

4.19.1 The Purchaser possesses all material permits and approvals required under, and is in material compliance with, all applicable Environmental Laws, and the Purchaser is in material compliance with all applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws or contained in any other applicable Law.

4.19.2 The representations and warranties set forth in this Section 4.19.2 are the Purchaser’s sole and exclusive representations and warranties regarding environmental matters.

4.20. Intellectual Property.

4.20.1 Schedule 4.20 contains a list of all Purchaser Registered Intellectual Property, which identifies all Purchaser Registered Intellectual Property, and identifies that which is owned and that which is Licensed by the Purchaser.

4.20.2 To the Knowledge of the Purchaser, with the exception of any pending application and Disclosed data, no Purchaser Registered Intellectual Property or product or service used by the Purchaser related to Purchaser Registered Intellectual Property is subject to any Proceeding or outstanding decree, order, judgment, agreement or stipulation (i) restricting in any manner the use, transfer or licensing thereof by the Purchaser or (ii) that is reasonably likely to have a Material Adverse Effect on the validity, use or enforceability of the Purchaser Registered Intellectual Property or any such product or service. With the exception of any pending application, each item of Purchaser Registered Intellectual Property is valid and subsisting.

4.20.3 Save as Disclosed, Purchaser represents neither it nor any of its Affiliates, Shareholders, or Representatives owns any trademark registrations or applications for registration in any jurisdiction, and no such applications have been filed by any of the same or their respective predecessors-in-interest. Save as Disclosed, Purchaser represents that neither it nor any of its Affiliates, Shareholders, or Representatives owns any copyright registrations or applications in any jurisdiction, and no such applications have been filed by any of the same or their respective predecessors-in-interest. Save as Disclosed, Purchaser represents that neither it nor any of its Affiliates, Shareholders, or Representatives, nor their respective predecessors-in-interest, are party to any license, agreement or other permission which Purchaser has granted to any other Person with respect to any item of Intellectual Property in the United States and/or any jurisdictions worldwide and that no such licenses, agreements or other permissions exist.

4.20.4 The Purchaser owns and has good and exclusive title to, or has Licenses to, each material item of Purchaser Intellectual Property, free and clear of any Lien (excluding Licenses and related restrictions); and the Purchaser is the exclusive owner or exclusive licensee of all material trademarks and service marks, trade names and domain names (including, without limitation, the domain name “https://goldenmatrix.com/”) used by the Purchaser, all of which are set forth on Schedule 4.20.4, including the sale of any products or the provision of any services of the Purchaser, free and clear of all Liens. Save as Disclosed, the Purchaser has not granted any material rights or interest in the Purchaser Intellectual Property to a third party. In addition to, and in no way in limitation of the foregoing, at or prior to Closing, the Purchaser shall hold a valid License for, or otherwise have a valid right to use, any software used in or necessary for the conduct of its business as currently conducted.

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4.20.5 The Purchaser owns exclusively and has good title to all material copyrighted works used by the Purchaser that (i) are products of the Purchaser or (ii) the Purchaser otherwise expressly purport to own, free and clear of all Liens. No works of original authorship are used by the Purchaser or prepared by or on behalf of the Purchaser, except as to which the Purchaser has obtained or is seeking a copyright registration for such works.

4.20.6 To the Knowledge of the Purchaser, the operations of the Purchaser as currently conducted, including the Purchaser’s design, development, marketing and sale of the products or services of the Purchaser (including with respect to products currently under development), have not, do not and shall not infringe or misappropriate in any manner the Intellectual Property of any Third Party or, constitute unfair competition or trade practices under the Laws of any jurisdiction.

4.20.7 The Purchaser has no Knowledge of, and has not received written notice of or any other overt threat from any Third Party, that the operation of the Purchaser as it is currently conducted, or any act, product or service of the Purchaser, infringes or misappropriates the Intellectual Property of any Third Party or constitutes unfair competition or trade practices under the Laws of any jurisdiction within the last three (3) years.

4.20.8 To the Knowledge of the Purchaser, no Person has infringed or misappropriated, or is infringing or misappropriating, any Purchaser Intellectual Property.

4.20.9 The Purchaser has no Knowledge that it has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of any other Person, and Purchaser has not received in the three (3) years preceding the Initial Execution Date and the Amended Execution Date any charge, complaint, claim, demand or notice from any Governmental Entity or other Person alleging any such interference, infringement, misappropriation or conflict (including any claim that the Purchaser must license or refrain from using any Intellectual Property rights of any other Person). To Purchaser’s Knowledge, no Person has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Purchaser.

4.20.10 Purchaser represents that it does not use any computer software or Intellectual Property owned by any Person other than the Purchaser pursuant to any license, sublicense, agreement or permission.

4.20.11 To Purchaser’s Knowledge, the continued operation of the Purchaser’s business as currently conducted does not and will not interfere with, infringe upon, misappropriate or otherwise come into conflict with, any Intellectual Property rights of any Person.

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4.20.12 Following the Effective Date, Purchaser shall prepare and file all trademark, copyright, patent, and/or other intellectual property registrations which its executives deem commercially reasonable and appropriate to pursue, in consultation with such intellectual property attorneys or other professionals as is necessary to make a prudent business determination.

4.21. Transactions with Affiliates. Except as set forth on Schedule 4.21 and/or as Disclosed, or set forth in the SEC Filings, no Person with whom any officer or director of Purchaser has any direct or indirect relation by blood, marriage or adoption within a second degree of consanguinity or affinity owns any beneficial interest in: (a) any material contract, arrangement or understanding with, or relating to, the Purchaser or the properties or assets of the Purchaser; (b) any material loan, arrangement, understanding, agreement or contract for or relating to the Purchaser or the properties or assets of the Purchaser; or (c) any material property (real, personal or mixed), tangible or intangible, used or currently intended to be used by the Purchaser; provided, however, that none of the foregoing requires Disclosure if the value of such transactions is not in excess of $120,000 during any fiscal year, and there are no Related Party Transactions currently in place or contemplated that would, individually or in the aggregate, be expected to cause the aggregate value of all such transactions during the current fiscal year to exceed $100,000.

4.22. Accounts Receivable. All material Receivables (billed and unbilled) of the Purchaser have arisen from bona fide transactions by such Purchaser in the Ordinary Course. Except as set forth in the SEC Reports, to the Knowledge of the Purchaser, all Receivables of the Purchaser are good and collectible in the ordinary course of business at the aggregate recorded amounts thereof (net of any applicable allowance for doubtful accounts).

4.23. Licenses. Schedule 4.23 is a correct and complete list of all material Licenses held by the Purchaser. The Purchaser owns or possesses all material Licenses that are necessary to enable them to carry its operations as presently conducted. All such Licenses are valid, binding and in full force and effect. The execution, delivery and performance hereof and the consummation of the transactions contemplated hereby will not (i) have a Material Adverse Effect on any such License, or (ii) (except for the Governmental Approvals) require consent from, or notice to, any Governmental Entity. The Purchaser has taken all necessary action to maintain each License. No loss or expiration of any License is threatened, pending, or reasonably foreseeable (other than expiration upon the end of any term).

4.24. Brokers, Finders and Investment Bankers. Neither the Purchaser, nor any Affiliate of the Purchaser, has employed any broker, finder or investment banker or incurred any Liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated hereby. The Purchaser will jointly and severally indemnify and hold the Sellers harmless against any and all brokerage, finders and other fees payable by the Purchaser hereunder.

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4.25. Employee Benefit Plan; Profit Sharing and Related. Save as Disclosed or set forth in the SEC Filings, the Purchaser does not currently have and has never had any employee benefit plan, profit sharing plans or incentive compensation plans. Save as Disclosed, no bonuses are due or accrued, or will be due as of the end of any applicable period hereafter, to any employees or consultants of the Purchaser.

4.26. Data Room; Information Supplied. All copies of and originals of all information, documents, financial statements, agreements and materials provided by the Purchaser (including its Shareholders, Representatives, and Affiliates) to the Sellers, or their Affiliates or Representatives as part of the due diligence process leading up to the Parties entry into this Agreement were and remain accurate and complete in all material respects when provided and as of the Closing Date.

4.27. No Indebtedness. As of the Initial Execution Date and the Amended Execution Date, (a) no obligations exist with respect to any Indebtedness of the Purchaser, except as Disclosed or set forth in the SEC Filings and/or set forth on Schedule 4.27; and (b) no liabilities, Indebtedness, agreements or other obligations are owed between the Purchaser and its Affiliates, on the other hand, except as set forth on Schedule 4.27 or set forth in the SEC Filings.

4.28. No Dividends or Distributions. The Purchaser Disclosed to the Purchaser that the Purchaser will have more than Ten Million Dollars (USD $10,000,000) of available cash (excluding guarantees) at the Effective Date of the Closing, and that the Purchaser has neither declared nor paid any dividends or distributions to its Shareholders, directly or indirectly, during the fourteen (14) days preceding the Initial Execution Date and the Amended Execution Date, and shall not, do so on or prior to the Closing Date, except for the Approved Dividends, defined in Section 8.4.1(i)(h).

4.29. Cash on Hand. The Purchaser has, and as of the Closing Date will continue to have, sufficient cash on hand to conduct its operations in the same manner as it has conducted such operations prior to the Initial Execution Date and the Amended Execution Date.

4.30. Financial Metrics. Purchaser has had the Revenues, net income, and (12)-Month Trailing EBITDA in each of their last two (2) completed fiscal years ended on October 31, 2021 and October 31, 2022, as calculated in accordance with GAAP, as set forth in the Financial Statements released to the public in the SEC Filings pursuant to Nasdaq requirements and applicable securities Laws.

4.31. Proxy Statement Information. None of the information contained in the Proxy Statement (to the extent not provided by the Sellers) or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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4.32. Additional Representations, Acknowledgements and Warranties of the Purchaser.

Purchaser represents, acknowledges and warrants the following to the Sellers:

4.32.1 Purchaser recognizes that the Share in the Companies has not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Share in the Companies is registered under the Securities Act or unless an exemption from registration is available. Purchaser may not sell the Share in the Companies without registering them under the Securities Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

4.32.2 Purchaser is acquiring the Share in the Companies for its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and it does not presently have any reason to anticipate any change in its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the Share in the Companies. No one other than such Purchaser will have any beneficial interest in said securities;

4.32.3 Purchaser acknowledges that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended, and has completed a Certificate of Accredited Investor Status, in the form attached hereto as Exhibit B (the “Purchaser Certification”);

4.32.4 Purchaser (A) is aware of, has received and had an opportunity to review (i) the Seller’s Financial Statements, including the audited and unaudited financial statements, description of business, risk factors, results of operations, certain transactions and related business disclosures described therein, and Equity Incentive Plan (collectively the “Disclosure Documents”) and an independent investigation made by it of the Purchaser; (B) has, for a reasonable time prior to the Initial Execution Date and the Amended Execution Date, been given an opportunity to review material contracts and documents of the Seller and Company Parties and has had an opportunity to ask questions of and receive answers from the Company Parties’ officers and directors and has no pending questions as of the Initial Execution Date and the Amended Execution Date; and (C) is not relying on any oral representation of the Seller, Company Parties, or any other Person, nor any written representation or assurance from any of the foregoing; in connection with Purchaser’s acceptance of the Share in the Companies and investment decision in connection therewith. Purchaser acknowledges that due to its receipt of and review of the information described above, it has received similar information as would be included in a Registration Statement filed under the Securities Act;

4.32.5 Purchaser has such knowledge and experience in financial and business matters such that such Purchaser is capable of evaluating the merits and risks of an investment in the Share in the Companies and of making an informed investment decision, and does not require a representative in evaluating the merits and risks of an investment in the Share in the Companies;

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4.32.6 Purchaser has had an opportunity to ask questions of and receive satisfactory answers from the Sellers, or any person or persons acting on behalf of the Sellers, concerning the terms and conditions of this Agreement and the Companies, and all such questions have been answered to the reasonable satisfaction of such Purchaser;

4.32.7 Purchaser recognizes that an investment in the Shares in the Companies is a speculative venture. The ownership of the Share in the Companies as an investment involves special risks;

4.32.8 Purchaser realizes that the Share in the Companies cannot readily be sold as they will be restricted securities and therefore the Share in the Companies must not be accepted unless such Purchaser has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and such Purchaser can provide for current needs and possible personal contingencies;

4.32.9 Purchaser confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Share in the Companies for an indefinite period of time, and (iii) to afford a complete loss of its investment;

4.32.10 Purchaser has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Share in the Companies for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Share in the Companies are a suitable investment for itself;

4.32.11 Purchaser has not become aware of and has not been offered the Share in the Companies by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to such Purchaser’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising.

4.32.12 Purchaser confirms and acknowledges that the Seller and Company Parties is and are under no obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Share in the Companies by the foregoing, and Purchaser is solely responsible for determining the status, in its hands, of the Share in the Companies acquired in connection herewith and the availability, if required, of exemptions from registration for purposes of sale or transfer of the Share in the Companies; and

4.32.13 Purchaser confirms and acknowledges that the Share in the Companies may bear the following restrictive legend (or a similar legend):

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‘‘THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE OR NATIONAL SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

4.33. No Other Representations and Warranties. Except for the representations and warranties contained herein (including the related portions of the Disclosure Schedules), the Purchaser does not make any other express or implied representations or warranties to the Sellers. For the avoidance of doubt, any delivery made through the electronic data room established by the Parties that is viewable by the Sellers and its Representatives at least three (3) days prior to the Initial Execution Date and the Amended Execution Date shall constitute Disclosure to Sellers hereunder.

4.34. Purchaser Capitalization. As of the Amended Execution Date and the Closing Date, the authorized capital stock of the Purchaser consists of 250,000,000 shares of common stock, $0.00001 par value per share and 20,000,000 shares of preferred stock, $0.00001 par value per share (such shares, collectively, “Purchaser Preferred Stock”), of which 1,000 shares of Preferred Stock are issued and outstanding and designated as Series B Voting Preferred Stock, each share of which entitles the holder to 7,500 votes on all shareholder matters (7,500,000 votes in aggregate for all outstanding shares of Series B Voting Preferred Stock) and each of which shares of Series B Voting Preferred Stock converts into 1,000 shares of Purchaser Common Stock. The foregoing will remain accurate and complete as of the Closing Date, subject to the creation of the Series C Preferred Stock in accordance herewith. As of the Amended Execution Date, 36,149,526 shares of common stock of the Purchaser are issued and outstanding, and the Purchaser will not issue any additional shares of common stock of Purchaser or other equity linked securities of Purchaser, prior to Closing, except with the written approval of Sellers, or pursuant to Section 8.4.2(ii)(e) hereof.

4.35. No Integrated Offering. Neither Purchaser nor any Affiliates of Purchaser, nor any Person acting on behalf of any of the foregoing, has, directly or indirectly, made any offers or sales of any security or solicited any offers to purchase any security, under circumstances that would require registration of any of the Purchaser Shares issuable pursuant to this Agreement under the Securities Act or caused this offering of such shares of Purchaser Shares to be integrated with prior offerings by Purchaser for purposes of the Securities Act or any applicable stockholder approval requirements of any authority.

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ARTICLE V.

JOINT REPRESENTATIONS AND CONFIRMATIONS

5.1. Joint Representations of the Parties. The Sellers represent the following to the Purchaser and the Purchaser represents the following to the Sellers:

5.1.1 Injunction. No effective injunction, writ or preliminary restraining order or any order of any nature is issued and outstanding by a Governmental Entity of competent jurisdiction to the effect that the Acquisition may not be consummated as provided herein, no Proceeding or lawsuit is commenced and ongoing by any Governmental Entity or third party for the purpose of obtaining any such injunction, writ or preliminary restraining order and no written notice is received and outstanding from any Governmental Entity indicating an intent to restrain, prevent, materially delay or restructure the transactions contemplated hereby.

5.1.2 Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Entities required prior to or by Closing in connection with the execution, delivery or performance hereof (the “Governmental Approvals”) shall be obtained by Closing. To facilitate the procurement of these Governmental Approvals:

(i) Promptly following the Initial Execution Date, the Parties shall determine which jurisdictions require a Governmental Approval prior to Closing (versus, for example, the jurisdictions which will only require a Change of Control Notification of the transaction on or around the Closing).

(ii) Regarding all jurisdictions requiring a Governmental Approval prior to Closing, immediately following the determination set forth in Section 5.1.2(i), the Parties shall cooperate with one another and apply commercially reasonable efforts to cause the prompt, diligent, and accurate preparation and submission of all (i) applications, filings and other submissions required by the relevant Governmental Entities with respect to the Governmental Approvals, as well as (ii) responses to follow-up questions, requests for information, or investigations from or by such Governmental Entities. Unless otherwise required by applicable Law, Sellers shall have final authority over the contents and appearance of all such documentation. All application, investigative, and similar fees, costs, and expenses shall be shared by the Parties on a fifty/fifty basis.

(iii) If the procurement of any Governmental Approval is reasonably likely to significantly delay the Closing, then the Parties shall discuss reasonably and in good faith alternatives to the transaction structure contemplated herein (and thus amendments to this Agreement), including (for example) potentially separating the single purchase/sale Acquisition contemplated herein into two or more purchases/sales, to separate out the specific Company which is required (directly for itself or indirectly via its Subsidiary) to procure that Governmental Approval. Any such discussions shall include reasonable consideration of the potential effect of conducting multiple Acquisition transactions on the value of the Restricted Shares, and thus consideration of whether and how the payment of the Purchase Price should be restructured to prevent any material increase or decrease in the amount thereof.

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ARTICLE VI.

CLOSING

6.1. Closing. The Closing shall occur automatically, and without any further required action from any Party, upon the satisfaction of the applicable Closing Conditions (described below) which Closing Date shall in no event be earlier than August 10, 2023, and no later than December 31, 2023 (the “Required Closing Date”), unless either such date is extended by the mutual consent of all Parties. The Closing shall be deemed effective as of the Effective Date (as applicable) for all purposes.

6.1.1 The following “Closing Conditions” shall have occurred, or have been waived by the Purchaser or Sellers, as the case may be, in writing, prior to the Closing Dates:

(A) Requirements of the Sellers: At or prior to the Closing (with respect to items (i) through (xii) below), the Sellers shall have delivered to the Purchaser the following and/or the following shall have occurred:

(i) The organizational record books and minute books of the Companies and their Subsidiaries;

(ii) The Sellers Ancillary Documents;

(iii) The resolutions of the Directors of the Companies authorizing the execution, delivery and performance hereof by the Purchaser in connection herewith and the transactions contemplated hereby;

(iv) The Sellers shall supply the Purchaser with Minutes of the Shareholders of the Companies approving and consenting to this Agreement and the transactions contemplated herein;

(v) The Sellers shall have delivered documentation and agreements relating to and evidencing the assets of the Company Parties and the Intellectual Property to the Purchaser, and all corporate records (including minutes) of the Company;

(vi) The Sellers shall have obtained the Financial Statements and delivered the same to the Purchaser;

(vii) The Sellers shall have submitted Change of Control Notifications (as defined in Section 9.11) to each Licensing Authority with jurisdiction over the Companies or their Subsidiaries;

(viii) Delivery by the Sellers of certificates issued by appropriate Governmental Entities evidencing the status of the Companies and their Subsidiaries, as of a date not more than thirty (30) calendar days prior to the Closing Date, in the jurisdiction of their incorporation, formation or organization, and as of a date not more than thirty (30) calendar days prior to the Closing Date, or such longer period as is reasonably practicable under the circumstances, in each other jurisdiction in which the Company and its Subsidiaries are qualified to conduct business as foreign entities;

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(ix) The Shareholder Agreements and Restrictive Covenant Agreements shall have been signed by each Minority MB Shareholder and delivered to the Purchaser;

(x) The Sellers shall have delivered executed copies of all officers’ certificates, Schedules, Transaction Documents, exhibits and other documentation and information required pursuant to the terms and conditions of this Agreement;

(xi) The Sellers and the Purchaser shall conclude and notarize (if required under applicable law) the Transfer Instruments in the form provided in Exhibits F and G, for the Closing, and the Sellers shall ensure that directors of the Companies deliver to the Purchaser powers of attorney upon which the Purchaser could perform registration in or before the Serbian Business Registry Agency and Central Registry of Companies, respectively, and corresponding governmental units in Montenegro, Malta, and Cyprus (if and to the extent applicable); and

(xii) The Sellers shall have complied with all of the requirements of Sellers in ARTICLE VIII and ARTICLE IX, below (subject to applicable cure periods).

(B) Requirements of the Purchaser: At or prior to the Closing, the Purchaser shall have delivered to the Sellers the following and/or the following shall have occurred:

(i) The Closing Cash Consideration and photocopies of the certificates evidencing the Closing Shares as issued by Purchaser’s transfer agent to be released and sent to the Shareholders (or their counsel) on the Closing Date;

(ii) The fully-executed, hard-copy original of the Promissory Note and other Transaction Documents to which the Purchaser is a party;

(iii) The Series C Certificate of Designation of Purchaser in the form of Exhibit K attached hereto (the “Series C Certificate of Designation”), pursuant to which, among other things, (A) each share in that series shall have the same voting preference as the shares of Series B Voting Preferred Stock of Purchaser; (B) a majority of that class shall have the authority and right (in the majority’s sole discretion) to (1) approve or veto the creation of any classes or series of non-common shares of the Purchaser, (2) approve or veto the authorization or issuance of any non-common shares of the Purchaser, (3) appoint two members of the Board of Directors, one of whom shall at all times be the Chairperson, and (4) approve or veto any of the other actions set forth in Section 6.1 of the certificate of designation for the Series B Voting Preferred Stock;

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(iv) The Employment Agreements for the Sellers in substantially the form of the First Amended and Restated Employment Agreement between Anthony Brian Goodman and the Purchaser, with such compensation terms agreed upon mutually by Sellers and Purchaser, signed by the Purchaser (the “Employment Agreements”);

(v) The Amended and Restated Articles of Incorporation of Purchaser providing for the declassification of the Board of Directors of the Purchaser and such other amendments to the Articles of Incorporation as the Purchaser and Sellers may mutually agree upon prior to the filing of the Proxy Statement (the “Amended & Restated Articles of Incorporation”); provided, however, that if the provision thereof providing for the declassification of the Board of Directors is not approved by the Shareholders prior to Closing (despite Goodman’s best efforts to effect the same), then that particular provision (alone) shall instead be deemed a post-Closing obligation of the Parties, to be procured by the holding of a meeting of the Shareholders within ninety (90) days following the Closing. The prompt declassification of the Board is a material and integral part of this Agreement. The Purchaser shall vote, and shall cause Anthony B. Goodman, the Chief Executive Officer of the Purchaser (“Goodman”), and Luxor Capital LLC, a Nevada limited liability company, to vote, all shares of Common Stock and preferred stock which they hold in favor of (1) the declassification of the Board of Directors; and (2) the prompt appointment of the Shareholders’ initial two (2) appointees to the Board of Directors (in accordance with Section 5.4 of Exhibit K), to the extent required;

(vi) The resolutions of the Directors of the Purchaser authorizing the execution, delivery and performance hereof by the Purchaser in connection herewith and the transactions contemplated hereby (including approval of the form of, and authorizing the filing with the Nevada Secretary of State of, the Amended and Restated Articles of Incorporation, Series C Certificate of Designation, and other required Nevada filings, if any, where applicable, subject to shareholder approval thereof (collectively, the “Purchaser Reorganization Documents”);

(vii) Evidence of the filing of the Purchaser Reorganization Documents with the Nevada Secretary of State;

(viii) The holders of the outstanding shares of Purchaser Common Stock shall have approved the issuance of Purchaser Common Stock to Sellers, as contemplated under the terms of this Agreement and the Purchaser Reorganizational Documents (to the extent required pursuant to applicable law)(the “Shareholder Approval”);

(ix) Confirmation that the Purchaser has obtained approval for the acquisition of the Shares in the Companies from Governmental Entities competent for merger control in any and all jurisdictions in which such approval is required;

(x) Certificates issued by appropriate Governmental Entities evidencing the status of Purchaser, as of a date not more than thirty (30) calendar days prior to the Closing Date, in the jurisdiction of its incorporation, and as of a date not more than thirty (30) calendar days prior to the Closing Date, or such longer period as is reasonably practicable under the circumstances, in each other jurisdiction in which Purchaser is qualified to conduct business as a foreign entity;

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(xi) The Purchaser shall have delivered executed copies of all officers certificates, Schedules, Transaction Documents, exhibits and other documentation and information required pursuant to the terms and conditions of this Agreement; and

(xii) The Purchaser shall have complied with all of the requirements of Purchaser in ARTICLE VIII and ARTICLE IX, below (subject to applicable cure periods).

ARTICLE VII.

TERMINATION

7.1. Termination.

7.1.1 The transactions contemplated hereby may be terminated or abandoned at any time prior to the Closing Date:

(i) by the mutual written consent of the Purchaser and the Sellers; or

(ii) by either the Purchaser or the Sellers, on written notice to the other Party if the Required Financing shall not have been set forth in a Seller-approved loan commitment or other long-form term sheet pursuant to Section 9.14; provided, however, that the right to terminate this Agreement under this Section 7.1.1(ii) shall not be available to any Party (A) which failed to use commercially reasonable efforts to cause the satisfaction of a condition precedent to the Required Financing, or (B) which breached a provision of this Agreement, when such failure of a condition or breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Required Financing to be obtained on or before the Required Financing Date; provided, further, that notwithstanding the previous limitation, the Required Financing Date shall not be extended in perpetuity until such breach is cured, and the non-breaching Party shall be obligated to elect (without waiving its rights with respect to the other Party’s breach/default): (x) to close regardless of such breach following a reasonable period of time necessary to cure such breach (which time period is set forth in Section 7.1.1(x)), or (y) to terminate this Agreement on a date certain to not exceed twelve (12) months from the Amended Execution Date, and upon any failure to make such election, this Agreement shall automatically terminate as of the date that is twelve (12) months from the Amended Execution Date; or

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(iii) by the Purchaser, on written notice to the Sellers if the Shareholder Agreements and Restrictive Covenant Agreements have not been entered into by the Minority MB Shareholders by the Required Shareholder Agreement Date; provided, however, that the right to terminate this Agreement under this Section 7.1.1(iii) shall not be available to Purchaser if it (A) has failed to use commercially reasonable efforts to cause the satisfaction of a condition precedent to the entry into the Shareholder Agreements and Restrictive Covenant Agreements, or (B) if the Purchaser has breached a provision of this Agreement, when such failure of a condition or breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Shareholder Agreements and Restrictive Covenant Agreements to be executed by the Minority MB Shareholders on or before the Required Shareholder Agreement Date; provided, further, that notwithstanding the previous limitation, the Required Shareholder Agreement Date shall not be extended in perpetuity until such breach is cured, and the Sellers shall be obligated to elect (without waiving its rights with respect to the Sellers’ breach/default): (x) to close regardless of such breach following a reasonable period of time necessary to cure such breach (which time period is set forth in Section 7.1.1(x)), or (y) to terminate this Agreement on a date certain to not exceed six (6) months from the Amended Execution Date, and upon any failure to make such election, this Agreement shall automatically terminate as of the date that is six (6) months from the Amended Execution Date; or

(iv) by either the Purchaser or the Sellers, on written notice to the other Party if the Closing shall not have occurred on or prior to the Required Closing Date; provided, however, that the right to terminate this Agreement under this Section 7.1.1(iv) shall not be available to any Party (A) which failed to use commercially reasonable efforts to cause the satisfaction of a condition precedent to Closing, or (B) which breached a provision of this Agreement, when such failure of a condition or breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Required Closing Date; provided, further, that notwithstanding the previous limitation, the Required Closing Date shall not be extended in perpetuity until such breach is cured, and the non-breaching Party shall be obligated to elect (without waiving its rights with respect to the other Party’s breach/default): (x) to close regardless of such breach following a reasonable period of time necessary to cure such breach (which time period is set forth in Section 7.1.1(x)), or (y) to terminate this Agreement on a date certain to not exceed twelve (12) months from the Amended Execution Date, and upon any failure to make such election, this Agreement shall automatically terminate as of the date that is twelve (12) months from the Amended Execution Date; or

(v) by the Purchaser on written notice to the Sellers if any of the conditions set forth in ARTICLE VIII shall have become incapable of fulfillment and shall not have been waived by the Purchaser; provided that the right to terminate this Agreement pursuant to this Section 7.1.1(v)shall not be available if the failure of the Purchaser to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or

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(vi) by the Sellers on written notice to the Purchaser, if any of the conditions set forth in ARTICLE VIII shall have become incapable of fulfillment and shall not have been waived by the Purchaser; provided that the right to terminate this Agreement pursuant to this Section 7.1.1(v)shall not be available if the failure of the Sellers to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or

(vii) by either the Purchaser or the Seller in connection with the Due Diligence Termination Right; or

(viii) by either the Purchaser or the Seller (as applicable) in connection with a Material Event Disclosure Termination, pursuant to Section 8.9 hereof); or

(ix) by either the Purchaser or the Seller, if more than ninety (90) days have elapsed since the date the initial required notices are provided under the HSR Act, to the extent required, and HSR Act approval has not been received as of such date, and the Purchaser or Seller, as applicable, has made the reasonable, good faith determination that HSR Act approval will be so costly and time consuming to such Party that it does not make commercially reasonable sense for such Party to continue to seek such HSR Act approval; or

(x) by either Party, if there has been a breach of any material representation, warranty, covenant, agreement, or undertaking made by the other Party in a Transaction Document or that Party’s Ancillary Documents, which breach, if curable, is not cured within thirty (30) calendar days after delivery by the non-breaching Party to the breaching Party of written notice, which shall specify the nature of such breach and the breaching Party’s intention to terminate this Agreement if such breach or failure is not cured (provided, however, that if the cure reasonably requires more than thirty (30) days to complete, then the breaching Party shall have an additional fifteen (15) days, provided it timely commences the cure and continues diligently prosecuting the cure to completion); provided further, however, that the non-breaching Party shall be obligated to elect to terminate within thirty (30) days of the end of the cure period (if applicable), or else it shall be required to close regardless of such breach.

7.1.2 This Agreement may be terminated by the Sellers or the Board of Directors of the Purchaser at any time prior to the Closing Date if:

(i) there shall be any actual action or proceeding which value is more than 1% of the Purchase Price, before any court or any Governmental Entity which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of the Sellers or such Board of Directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the Acquisition; or

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(ii) subject to Section 5.1.2(iii), any of the transactions contemplated hereby are disapproved by any regulatory authority whose Governmental Approval is required to consummate such transactions (which does not include the SEC) or in the judgment of the Sellers or such Board of Directors of the Purchaser, made in good faith and based on the advice of counsel, there is substantial likelihood that any such Governmental Approval will not be obtained by the Required Closing Date or will be obtained only on a condition or conditions which would be unduly and materially burdensome, making it inadvisable to proceed with the Acquisition.

In the event of termination pursuant to this paragraph, no obligation, right or liability shall arise under this Agreement, except as set forth in Section 9.15 (as applicable), and each Party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated, except as set forth in Section 9.15 (as applicable).

7.2. Effect of Termination. In the event of the termination of this Agreement in accordance with Section 7.1.1, this Agreement shall become null and void and of no further force or effect except for Sections 8.11 and 8.12 (Confidentiality), Section 9.15 and ARTICLE X (Indemnification) which shall survive the termination of this Agreement for any reason. Termination of this Agreement shall not relieve a breaching Party from Claims or Liabilities arising out of all breaches of this Agreement that occurred prior to such termination. In no event shall any Party be liable for consequential, special, or punitive damages, except to the extent the same becomes owed to a Third Party and is subject to indemnification hereunder.

ARTICLE VIII.

SPECIAL COVENANTS

8.1. Access to Properties and Records. Each Party shall afford to the Representatives of the other Parties reasonable access to the properties, books and records of the Applicable Parties in order that the other Parties may have a full opportunity to make such reasonable investigation as they shall desire to make of the affairs of the other Parties (and the Applicable Parties), and will furnish the other Parties with such additional financial and operating data and other information as to the business and properties of the Applicable Parties as a Party may from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the Parties shall cooperate fully therein. No Party may make any Claim or request termination of the Agreement due to facts, circumstances and documents that were appropriately (i.e., in good faith and without efforts to conceal material information) Disclosed to them in accordance with this Agreement. In order that the Parties may investigate the business affairs of the Other Parties and Applicable Parties, each Party shall (and shall cause the Applicable Parties to) furnish the other Parties during such period with all of such information and copies of such documents concerning the affairs of it as the requesting Party may reasonably request in writing, and cause its officers, employees, consultants, agents, accountants, and attorneys to reasonably cooperate in connection with such review and examination, and to make full disclosure to the other Parties of all material facts affecting its and its Applicable Parties’ financial condition, business operations, and the conduct of operations. As used in this ARTICLE VIII and ARTICLE IX below, the term “Applicable Parties” shall mean, with respect to Purchaser, Purchaser, and with respect to Seller, the Company Parties, and the term “other Parties” shall refer to either Purchaser or the Company Parties, as the context dictates.

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8.2. Delivery of Books and Records and Bank Accounts. At the Closing, each Party shall deliver to the other Parties copies of the corporate minute books, books of account, contracts, records, and all other books or documents including the bank accounts of its Applicable Parties now in its possession or the possession of its Applicable Parties and/or Representatives. Each Party acknowledges and agrees that the other Parties may accomplish this delivery by keeping all of the foregoing at the principal places of business of its Applicable Parties and: (i) making electronic copies of all such documents available through its respective data room established in connection with this Agreement; and (ii) by delivering access to such worksites if reasonably requested by a Party.

8.3. Third Party Consents and Certificates. The Purchaser and the Sellers agree to cooperate with each other diligently and in good faith in order to obtain any Required Consent and Governmental Approval.

8.4. Actions Prior to Closing.

8.4.1 From and after the Initial Execution Date until the Closing Date and except as set forth in the Schedules, or as permitted or contemplated by this Agreement:

(i) the Sellers will (and will cause the Company Parties to):

(a) carry on the Company Parties’ business in substantially the same manner as it has heretofore;

(b) maintain and keep the Company Parties’ properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(c) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by the Company Parties;

(d) use good faith efforts to perform in all material respects all of their and the Company Parties’ obligations under material contracts, leases, and instruments relating to or affecting their or the Company Parties’ assets, properties, and business;

(e) use their good faith efforts to maintain and preserve the Company Parties’ business organization intact, to retain the Company Parties’ key employees, and to maintain the Company Parties’ relationship with the Company Parties’ material suppliers and customers;

(f) provide copies of all contracts that have a value of Two Hundred Thousand Dollars (USD $200,000) or more which cannot be terminated by providing no more than 30 days’ notice, including, but not limited to, employment contracts;

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(g) fully comply with and perform in all material respects (and cause the Company Parties to so comply with and perform) all obligations and duties imposed on them or the Company Parties by the applicable Laws of all jurisdictions in which the Company Parties do business; and

(h) will not declare or pay, and will take all reasonable actions to ensure that none of the Companies declare or pay, any dividends or distributions to their respective shareholders, directly or indirectly, except that the declaration and payment of monthly dividends totaling not more than 1% of the agreegate total available cash (excluding guarantees) of the Companies to the shareholders of the Companies, beginning on the Amended Execution Date and continuing until the Closing, shall be allowed, provided that the Companies have the Aggregate Required Closing Cash available at the Closing (the “Approved Dividends”).

provided, however, that Sellers may (and may cause the Company Parties to) deviate from any of the foregoing if reasonably required to comply with applicable Law.

(ii) Purchaser will:

(a) carry on Purchaser’s business in substantially the same manner as it has heretofore;

(b) maintain and keep Purchaser’s properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(c) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by Purchaser;

(d) use good faith efforts to perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting Purchaser’s assets, properties, and business;

(e) use its good faith efforts to maintain and preserve the Purchaser’s business organization intact, to retain Purchaser’s key employees, and to maintain the Purchaser’s relationship with its material suppliers and customers;

(f) provide copies of all contracts that have a value of Two Hundred Thousand Dollars (USD $200,000) or more which cannot be terminated by providing no more than 30 days’ notice, including, but not limited to, employment contracts;

(g) fully comply with and perform in all material respects all obligations and duties imposed on Purchaser by the applicable Laws of all jurisdictions in which Purchaser does business; and

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(h) not declare or pay any dividends or distributions to its shareholders, directly or indirectly;

provided, however, that Purchaser may deviate from any of the foregoing if reasonably required to comply with applicable Law.

8.4.2 From and after the Initial Execution Date until the Closing Date:

(i) the Sellers will not (and will cause the Company Parties not to), without the prior written consent of Purchaser:

(a) make any changes in the Company Parties’ Articles of Incorporation, Bylaws, or other governing documents except as otherwise provided in this Agreement;

(b) take any action described in Section 3.12;

(c) enter into or amend (or cause the Company Parties to enter into or amend) any material contract, agreement, or other instrument of any of the types described in the Schedules, except that the Company Parties may enter into or amend any contract, agreement, or other instrument in the Ordinary Course involving the sale of goods or services;

(d) sell any material assets or discontinue any material operations, sell or issue any shares evidencing capital stock, issue any convertible securities or conduct any similar transactions;

(e) issue any securities, incur any debt or acquire any assets or securities other than in the Ordinary Course; or

(f) declare or pay any dividend or distribution;

provided, however, that Sellers may (and may cause the Company Parties to) deviate from any of the foregoing if reasonably required to comply with applicable Law.

(ii) Purchaser will not, without the prior written consent of Sellers:

(a) make any changes in its Articles of Incorporation, Bylaws, or other governing documents except as otherwise provided in this Agreement (i.e., the filing of the Reorganization Documents at or immediately prior to Closing);

(c) enter into or amend any material contract, agreement, or other instrument, except that Purchaser may enter into or amend any contract, agreement, or other instrument in the Ordinary Course involving the sale of goods or services;

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(d) sell any material assets or discontinue any material operations, sell or issue any shares evidencing capital stock, issue any convertible securities or conduct any similar transactions;

(e) issue any securities (other than upon the settlement, conversion or exercise of outstanding securities and/or convertible securities which are outstanding on the date of this Agreement, assuming no amendment to the terms thereof, after the date hereof), incur any debt or acquire any assets or securities other than in the Ordinary Course, and except for (i) the issuance of up to 500,000 shares of Common Stock, options or other equity awards, to officers, directors or consultants, under previously established equity incentive plans, pursuant to the terms of such plans; (ii) debt incurred in connection with the borrowing of funds to pay the Purchase Price; and (iii) shares repurchased pursuant to the terms of the Purchaser’s previously announced repurchase program; or

(f) declare or pay any dividend or distribution;

provided, however, that Purchaser may deviate from any of the foregoing if reasonably required to comply with applicable Law.

(iii) To the extent required by the HSR Act, each of Purchaser, the Companies and the Sellers will (i) cause the required notices and documents required pursuant to the HSR Act with respect to the transactions contemplated hereby to be filed no later than ten (10) Business Days after the date of execution of this Agreement, (ii) request early termination of the waiting period relating to such HSR Act filings, if available, and (iii) supply as promptly as practicable any additional information and documentary material that may be requested by a Governmental Entity pursuant to the HSR Act. The Parties shall promptly obtain, and cooperate with each other to promptly obtain, all authorizations, approvals, clearances, consents, actions or non-actions of any Governmental Entity in connection with the above filings, applications or notifications. The Purchaser and Sellers shall each pay 50% of all attorneys’ fees and all costs, and other payments required by applicable Law to be made to any Governmental Entity in order to obtain any such approvals, consents, or orders.

8.5. Acquisition Proposals.

8.5.1 From the Initial Execution Date until the Closing Date or, if earlier, the termination of this Agreement, neither Party, nor any of the Applicable Parties or their respective Affiliates or Representatives, will directly or indirectly: (i) solicit, initiate, knowingly encourage, induce or facilitate the making, submission or announcement of any Competing Transaction Proposal from any Person or take any action that could reasonably be expected to lead to a Competing Transaction Proposal; (ii) furnish any information regarding the Applicable Parties to any Third Party in connection with or in response to a Competing Transaction Proposal or an inquiry or indication of interest; (iii) engage in or continue any discussions or negotiations with any Third Party with respect to any Competing Transaction Proposal; (iv) approve, endorse or recommend any Competing Transaction Proposal; or (v) enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Competing Transaction Proposal.

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8.5.2 Concurrently with the execution of the Original Agreement, Purchaser and Sellers shall (i) immediately cease and cause to be terminated any existing discussions with any Person that relate to any Competing Transaction Proposal; and (ii) cause any physical or virtual data room containing any such information to no longer be accessible to or by any Person other than the other Parties and their respective Representatives.

8.6. Proxy Statement and Shareholder Meeting.

8.6.1 In connection with the Shareholders Meeting, as soon as reasonably practicable following delivery by the Sellers of the required financial statements required to be included in the Proxy Statement, including pro forma information related thereto, Purchaser shall prepare and file with the SEC the Proxy Statement. Purchaser shall use its reasonable best efforts to: (i) cause the Proxy Statement to be mailed to Purchaser’s Shareholders as promptly as practicable following sign off from the SEC on such Proxy Statement, or no later than the twentieth (20th) day after such preliminary Proxy Statement is filed with the SEC, in the event the SEC does not notify the Purchaser of its intent to review such Proxy Statement, and (ii) ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Securities Act and Exchange Act. Purchaser shall also take any other action required to be taken under the Securities Act, the Exchange Act, the rules and regulations of the Nasdaq, any applicable foreign or state securities or “blue sky” laws, and the rules and regulations thereunder in connection with the issuance of Purchaser Common Stock under this Agreement.

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8.6.2 From and after the Initial Execution Date, Sellers shall use reasonable best efforts to direct its Company Representatives to, during customary business hours and, provided that such efforts do not unreasonably interfere with the business operations of the Companies, cooperate with Purchaser and independent auditors chosen by Purchaser (“Purchaser’s Auditor”) in connection with the preparation of the Proxy Statement and obtaining the Proxy Approval and the Shareholder Approval and any audit by Purchaser’s Auditor of any financial statements of the Company Parties or the business of the Company Parties or other actions that Purchaser or any of their Affiliates reasonably require to comply with the requirements under state and federal securities laws. Such cooperation will include (i) reasonable access to the Sellers and the Company Representatives who were responsible for preparing or maintaining the financial records and work papers and other supporting documents used in the preparation of such financial statements as may be required by Purchaser’s Auditor to perform an audit or conduct a review in accordance with generally accepted auditing standards or to otherwise verify and audit such financial statements, (ii) using commercially reasonable efforts to obtain the consent of the independent auditor(s) and reserve engineer(s) of the Companies (as applicable) that conducted any audit of such financial statements or prepared any reserve reports to be named as an expert in (A) any filings that may be made by Purchaser under the Securities Act or required by the SEC under securities laws applicable to Purchaser or any report required to be filed by Purchaser under the Exchange Act in connection with the transactions contemplated by this Agreement or (B) any prospectus or offering memorandum for any equity or debt financing of Purchaser, (iii) providing information in connection with Purchaser’s preparation of responses to any inquiries by regulatory authorities relating to the foregoing financial statements, (iv) delivery of one or more customary representation letters from Sellers to the auditor of the financial statements that are reasonably requested by Purchaser to allow such auditors to complete an audit (or review of any financial statements) and to issue an opinion with respect to an audit of those financial statements required pursuant to this Section and (v) using commercially reasonable efforts to cause the independent auditor(s) of the Companies that conducted any audit of such financial statements to provide customary “comfort letters” to any underwriter or purchaser in connection with any equity or debt financing of Purchaser. Notwithstanding the foregoing, (x) nothing herein shall expand Sellers’ representations, warranties, covenants or agreements set forth in this Agreement or give Purchaser, its Affiliates, or any Third Party any rights to which it is not entitled hereunder, (y) nothing in this Section shall require travel or the obligation to incur any out-of-pocket costs by any of the subject Persons in order to comply with the terms of this Section and (z) Purchaser will make reasonable efforts to minimize any disruption associated with the cooperation contemplated by such Persons hereby. In each case, such cooperation by Sellers pursuant to this Section shall be at Purchaser’s written request with reasonable prior notice to Sellers, and no such cooperation by Sellers shall be required to the extent it could cause any representation or warranty in this Agreement to be breached, cause any condition to the Closing fail to be satisfied or otherwise cause any breach of this Agreement. Nothing in this Section or any action or inaction taken hereunder, shall excuse or waive Purchaser’s obligations to consummate the transactions in accordance with this Agreement.

8.6.3 Purchaser shall take all action necessary to duly call, give notice of, convene, and hold the Shareholders Meeting as soon as reasonably practicable, and, in connection therewith, Purchaser shall mail the Proxy Statement to the holders of Purchaser Common Stock in advance of such meeting. The Company shall use reasonable best efforts to: (a) solicit from the holders of Purchaser Common Stock proxies in favor of Shareholder Approval; and (b) take all other actions necessary or advisable to secure Shareholder Approval. Purchaser shall keep Sellers updated with respect to proxy solicitation results as requested by Seller. Once the Shareholders Meeting has been called and noticed, Purchaser and its Representatives shall not postpone or adjourn the Shareholders Meeting without the consent of Sellers (other than: (i) in order to obtain a quorum of its shareholders; or (ii) as reasonably determined by Purchaser to comply with applicable Law).

8.7. Additional Listing Application; Transfer Agent. Prior to the Closing, Purchaser shall submit to the Nasdaq a request for approval relating to the Common Purchaser Stock issuable to Sellers in accordance with the terms of this Agreement (the “Additional Listing Application”) and shall use its commercially reasonable efforts to secure the Nasdaq’s approval of the Additional Listing Application.

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8.8. Sellers’ Proxy Statement Information and Financial Statements.

8.8.1 None of the information supplied or to be supplied by Sellers or its Representatives to Purchaser for inclusion in the Proxy Statement or any amendment or supplement thereto (collectively, “Seller Proxy Provided Information”) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.8.2 Using commercially reasonable efforts, Sellers and its officers and employees shall assist Purchaser and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement, and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply Purchaser all information, reports, documentation and financial information reasonably requested in connection therewith.

8.9. Disclosure Schedules. The Parties shall deliver to each other true, accurate and complete copies of their respective Disclosure Schedules as required pursuant to the introductory paragraphs of ARTICLE III and ARTICLE IV above and shall further deliver their Closing Disclosure Schedules, as applicable, within the time periods set forth in the introductory paragraphs of ARTICLE III and ARTICLE IV. Within five (5) Business Days following such delivery, the non-disclosing party (the “Receiving Party”) shall provide disclosing party (the “Disclosing Party”) with written notice (the “Initial Disclosure Objection Notice”) of any reasonable concerns or objections to any matters disclosed in the Disclosing Party’s Closing Disclosure Schedule or any Updated Disclosure Schedule which could reasonably result in a Material Adverse Effect on the Disclosing Party or Receiving Party (for the purposes of this determination, each reference to Material Adverse Effect shall mean the definition of “Material Adverse Effect” herein, substituting a reference to the Purchaser for each reference to the Company when the Purchaser is the Disclosing Party). The Parties will negotiate in good faith to resolve those matters raised in the Initial Disclosure Objection Notice, including amendments to this Agreement as agreed to. If, after good faith negotiations, the Parties are unable to resolve those matters raised in the Initial Disclosure Objection Notice no later than ten (10) Business Days from the Initial Disclosure Objection Notice, this Agreement may be terminated by the Receiving Party during the following three (3) Business Day period (a “Material Event Disclosure Termination”). If a Receiving Party does not provide an Initial Disclosure Objection Notice within five (5) Business Days of the receipt of the Closing Disclosure Schedule or any Updated Disclosure Schedule from the Disclosing Party, or fails to raise an objection to any disclosures made in such Disclosing Party’s Closing Disclosure Schedule or any Updated Disclosure Schedule in an Initial Disclosure Objection Notice, the Receiving Party will be deemed to have waived any objection to that specific matter disclosed in the applicable Closing Disclosure Schedule or any Updated Disclosure Schedule, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date. Nothing herein shall constitute a waiver of any claim by the Receiving Party for indemnification of a particular matter (whether objected to or not) pursuant to ARTICLE X.

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8.10. Shareholder Agreements and Restrictive Covenant Agreements. Promptly following the Amended Execution Date, the Sellers shall use their commercially reasonable efforts to promptly procure the execution and delivery by the Minority MB Shareholders, of all of the following:

(a) a shareholder agreement, in form and substance satisfactory to Purchaser in its reasonable discretion, between each Minority MB Shareholder and the Company Party or Subsidiary owning a majority of the equity interests of the Subsidiary in which such Minority MB Shareholder has an equity interest, providing for various buyout rights, restrictions on declaration of dividends, rights of first refusal and drag-along rights affecting such Minority MB Shareholders (collectively, the “Shareholder Agreements”); and

(b) a restrictive covenant agreement, in form and substance satisfactory to Purchaser in its reasonable discretion, between each Minority MB Shareholder and the Subsidiary in which such Minority MB Shareholder has an equity interest, providing for various restrictive covenants on such Minority MB Shareholder, including a non-compete (collectively, the “Restrictive Covenant Agreements”).

8.11. Seller Confidentiality Obligations. Each Seller agrees that:

8.11.1 From and after the Initial Execution Date, the Sellers shall not, and shall cause each of their respective Affiliates and each of their respective Representatives not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person, other than the Purchaser and its Representatives, or use or otherwise exploit for their own benefit or for the benefit of anyone other than the Purchaser and its Representatives, any Confidential Information. Each Seller, its Affiliates and their respective Representatives shall not have any obligation to keep confidential any Confidential Information if and to the extent disclosure thereof is, in the reasonable opinion of such Seller’s counsel, required by Law; provided, however, that, prior to any disclosure required by applicable Law, such Seller shall have, to the extent permitted by Law, provided the Purchaser with prompt written notice of such requirement before making any disclosure so that the Purchaser may waive compliance with the provisions of this Section 8.11 or seek an appropriate protective order, and the Sellers and the Company Parties shall reasonably cooperate with the Purchaser (at no cost or expense to Sellers and the Company Parties) in connection with obtaining such protective order.

8.11.2 The covenants and undertakings contained in this Section 8.11 relate to matters which are of a special, unique and extraordinary character, and a violation of any of the terms of this Section 8.11 will cause irreparable injury to the Purchaser or the Company Parties, as applicable, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 8.11 will be inadequate. Therefore, the Purchaser will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 8.11 without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Section 8.11 are cumulative and in addition to any other rights and remedies which the Purchaser or the Company Parties may have hereunder or at law or in equity.

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8.11.3 If the arbitrator(s) in a final, non-appealable judgment determines that a specified time period, a specified geographical area, a specified business limitation or any other relevant feature of this Section 8.11 is unreasonable, arbitrary or against public policy, then a lesser time period, geographical area, business limitation or other relevant feature which is determined by such arbitrator(s) to be reasonable, not arbitrary and not against public policy, may be enforced against the Sellers and their Affiliates.

8.12. Purchaser Confidentiality Obligations. Purchaser agrees that:

8.12.1 From and after the Initial Execution Date, the Purchaser shall not, and shall cause each of its respective Affiliates and each of their respective Representatives and Shareholders not to, directly or indirectly, disclose, reveal, divulge or communicate to any Person, other than the Sellers, Company Parties, and its and their Representatives, or use or otherwise exploit for their own benefit or for the benefit of anyone other than the Sellers, Company Parties, and its and their Representatives, any Confidential Information. Purchaser, its Affiliates and their respective Shareholders and Representatives shall not have any obligation to keep confidential any Confidential Information if and to the extent disclosure thereof is, in the reasonable opinion of Purchaser’s counsel, required by Law; provided, however, that, prior to any disclosure required by applicable Law, Purchaser shall have, to the extent permitted by Law, provided the Sellers with prompt written notice of such requirement before making any disclosure so that the Sellers may waive compliance with the provisions of this Section 8.12 or seek an appropriate protective order, and the Purchaser shall reasonably cooperate with the Sellers (at no cost or expense to Purchaser) in connection with obtaining such protective order.

8.12.2 The covenants and undertakings contained in this Section 8.12 relate to matters which are of a special, unique and extraordinary character, and a violation of any of the terms of this Section 8.12 will cause irreparable injury to the Sellers or the Company Parties, as applicable, the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 8.12 will be inadequate. Therefore, the Sellers will be entitled to an injunction, restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 8.12 without the necessity of proving actual damages or posting any bond whatsoever. The rights and remedies provided by this Section 8.12 are cumulative and in addition to any other rights and remedies which the Sellers or the Company Parties may have hereunder or at law or in equity.

8.12.3 If the arbitrator(s) in a final, non-appealable judgment determine that a specified time period, a specified geographical area, a specified business limitation or any other relevant feature of this Section 8.12 is unreasonable, arbitrary or against public policy, then a lesser time period, geographical area, business limitation or other relevant feature which is determined by such arbitrator(s) to be reasonable, not arbitrary and not against public policy, may be enforced against the Purchaser and its Affiliates.

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ARTICLE IX.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The obligations of the Parties under this Agreement are subject to the satisfaction, at or before the Closing Date (with respect to the entirety of ARTICLE IX) (with respect to Sections 9.2, 9.3, 9.4, 9.5, 9.6, and 9.18 (as applicable)), of the following conditions, to the extent not waived by the applicable Party (i.e., the Party for which the performance (to be waived) would otherwise benefit) in writing:

9.1. Ownership of the Company. Prior to the Closing Date, the Sellers shall have demonstrated to the Purchaser, with evidence reasonably satisfactory to the Purchaser, that the Sellers are the owners of One Hundred Percent (100%) of the registered share capital of each of the Companies and each of the Companies owns that percentage of their Subsidiaries as is set forth on Schedule 3.3.1 and 3.4.

9.2. Accuracy of Representations and Performance of Covenants. The representations and warranties made by each Party in this Agreement were materially true when made and shall be materially true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement, changes reflected in updated disclosure schedules delivered to the other Parties on or prior to the Closing Date, and except for changes which do not and reasonably will not have a Material Adverse Effect on the Applicable Parties). Each Party shall have performed or complied with all material covenants and conditions required by this Agreement to be performed or complied with by him/her/it prior to or at the Closing. Each Party shall prepare and furnish the other Parties with a written certificate, signed by the secretary or other authorized representative of each Applicable Party, dated as of the Closing Date, to the foregoing effect.

9.3. Certificate. Each Party shall have been furnished with a certificate dated as of the Closing Date signed by the secretary or other authorized representative of each Applicable Party confirming such Applicable Party’s compliance with Section 9.2 hereof, and stating that no litigation, proceeding, Known investigation, or Known inquiry is pending, or to the best Knowledge of the Applicable Parties threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the Schedules, by or against any Applicable Parties, which might result in a Material Adverse Effect in any of the assets, properties, business, or operations of the Applicable Parties (with materiality, in this Section 9.3, meaning: (i) with respect to the Company Parties, any change having a One Million Euro (€1,000,000) negative effect on the Company Parties’ EBITDA; and (ii) with respect to Purchaser, any change having a One Million Dollar ($1,000,000) negative effect on Purchaser’s EBITDA.

9.4. Hart-Scott-Rodino Act Compliance. If so required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (i) the Parties shall have timely and jointly made any and all required filings under Section 8.4.2(iii); and (ii) prior to the Closing Date (and as a condition precedent to the Closing), the Parties shall have obtained any and all approvals required under the HSR Act, or all waiting period(s) required therein shall have expired or been terminated with no adverse notice or transaction.

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9.5. Approval by the Applicable Parties. The Acquisition shall have been approved, and the Shares in the Applicable Parties delivered in accordance with the terms of this Agreement, by the Board of Directors (or comparable governing body) and shareholders (or comparable owners) of each of the Applicable Parties if required by the organizational documents or other agreements governing the Applicable Parties or applicable Law.

9.6. No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of the transactions contemplated hereby. There shall not be any applicable law in effect that makes the consummation of the transactions contemplated hereby illegal or any order from any Governmental Entity in effect preventing the consummation of the transactions contemplated hereby.

9.7. Consents. All Required Consents pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the transactions contemplated herein, or for the continued operation of the Applicable Parties after the Closing Dates on the basis as presently operated shall have been obtained.

9.8. Due Diligence. Each Party shall have conducted due diligence on the other Parties and verified among other things, the rights and liabilities associated with the assets and operations of the Applicable Parties (as well as the backgrounds of the Sellers, with respect to Purchaser, and the officers and directors of the Applicable Parties) (the “Due Diligence”), which Due Diligence shall be satisfactory to the Applicable Parties in their reasonable discretion, provided that nothing in this Section 9.8 shall limit the Parties’ rights under Section 9.9. In the event that the Due Diligence is reasonably unsatisfactory to the Sellers, on the one hand, or Purchaser, on the other hand, then such Parties shall have the right to terminate this Agreement. The Parties agree to (and agree to cause the Applicable Parties to) afford to the authorized Representatives of the other Parties, reasonable access to the properties, books and records of the Applicable Parties, as the case may be, in order that they may have a full opportunity to make such reasonable investigation as they shall desire to make of the affairs of the Applicable Parties and will furnish the other Parties with such additional financial and operating data and other information as to the business, operations and assets of the Applicable Parties as such Party shall from time to time reasonably request in writing. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the Parties shall (and shall cause the Applicable Parties to) cooperate fully therein. No investigation by a Party shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other Parties under this Agreement.

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9.9. Due Diligence (Continued). Notwithstanding anything to the contrary contained herein, each Party shall have, during the Due Diligence Period, the right to perform any investigations and/or due diligence with respect to (i) the Companies and/or the Seller’ ‘ownership of such Companies, on the one hand, and (ii) the Purchaser, on the other hand. All investigations conducted by each Party during the Due Diligence Period shall be conducted during the normal business hours and the investigating Party shall not unreasonably interfere with the business operations of the other Party or Company Parties, as the case may be. Each Party shall have the right at any time on or before the expiration of the Due Diligence Period (the “Due Diligence Termination Date”) at such Party’s election, in its reasonable discretion, to terminate this Agreement if such Party determines in good faith, by the end of the Due Diligence Period, that, such due diligence has revealed information which would constitute a Material Adverse Effect on the Companies (with respect to Purchaser’s option) or Purchaser (with respect to Seller’s option), or results in any of the representations or warranties of the other Parties set forth in this Agreement not being materially correct and true, and provides written notice to the other Parties of the same by such deadline (the “Due Diligence Termination Notice” and the “Due Diligence Termination Right”). In the event no Party delivers a Due Diligence Termination Notice to the other Parties on or before the Due Diligence Termination Date, then all of the Parties shall be deemed to have waived its right to terminate this Agreement under this Section 9.9.

9.10. Legal Opinions.

9.10.1 The Sellers shall have obtained and delivered to the Purchaser a signed legal opinion dated within twenty (20) Business Days before the Closing Date from counsel for the Sellers and/or the Company Parties (which legal counsel must be licensed and in good standing in Serbia and any other jurisdiction in which the Company Parties do material business), confirming that the Companies possesses licenses necessary to operate in the Republic of Serbia, Montenegro, Malta, Cyprus and Bosnia and Hercegovina.

9.10.2 Purchaser shall have delivered to the Sellers a signed legal opinion dated as of the Closing Date from counsel for the Purchaser (which legal counsel must be licensed and in good standing in a U.S. State), confirming that as of Closing, all required Nasdaq approvals and Board and shareholder consents of Purchaser required in connection with the consummation of this Acquisition have been obtained and no notices or other indications of a Nasdaq review or objection have been received.

9.11. D&O Insurance. Purchaser shall use its commercially reasonable best efforts to procure no later than the Closing Date, and if not available at a commercially reasonable premium, then promptly following the Closing Date, and will maintain in full force and effect, directors’ and officers’ insurance coverage in such coverage amounts as the Board of Directors of the Purchaser deems reasonable and customary for companies of Purchaser’s size, scope of business, capitalization, stock exchange listing, and overall risk profile.

9.12. Change of Control Notifications. The Sellers shall have submitted to each applicable Licensing Authority a written notification of the pending change of control of the Company Parties hereunder (the “Change of Control Notifications”) on the earlier of (i) the date that is fifteen days prior to the Closing Date and (ii) the date on which such notification is required to be delivered to such Licensing Authority under applicable Law, and shall have provided a copy of such written notification to the Purchaser promptly following such submission.

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9.13. Financial Statements. The Sellers shall have obtained a full set of financial records of the Company Parties’ operations, and shall have provided the Purchaser with (i) consolidated balance sheets and statements of income and cash flow of the Company Parties, audited and provided by the Company Parties’ independent public accountants, for its fiscal years ended as of December 31, 2021 and December 31, 2022 and (in unaudited, but reviewed form) for the three months ended March 31, 2023 (or such interim period or audited period as is then required by applicable SEC rules), each in form acceptable to the Purchaser; and (ii) any and all reasonable supporting documentation prepared, relied on, or requested by Purchaser in connection with (i) above (the “Financial Statements”), and the Financial Statements shall be consistent with the Sellers’ representations hereunder.

9.14. Financing. By the Required Financing Date, the Purchaser shall have a loan commitment or other long-form term sheet from a third-party lender approved by Sellers (in their reasonable discretion) to provide the Required Financing to finance the Acquisition, on terms and conditions acceptable to Sellers in their reasonable discretion. The Purchaser shall have successfully raised the Required Financing on the Closing Date on terms reasonably satisfactory to Sellers and substantially consistent with the terms set forth in the loan commitment or long-form term sheet.

9.15. Break-Fee. To the extent that any term sheet, letter of intent or other agreement or understanding relating to the Required Financing (each a “Financing Term Sheet”) includes any break-fee, termination fee, or other expenses payable by the Purchaser upon termination thereof, to the proposed lender, financier, investment bank or agent (each a “Break-Fee”), despite the Parties’ best efforts to avoid such a requirement, each of the Purchaser and Sellers shall be responsible for fifty percent (50%) of any such Break-Fee. If so required by the lender, despite the Parties’ best efforts to avoid such a requirement, upon the entry into such Financing Term Sheet by the Purchaser, which Financing Term Sheet shall require the approval of the Sellers prior to the Purchaser’s execution thereof, the Purchaser and the Sellers shall each place 50% of the Break-Fee into an interest-bearing escrow account to (a) be used to satisfy any Break-Fee; or (b) to be returned to the advancing party upon completion of such financing. For the sake of clarity, any amounts remaining in the escrow account upon completion of the Required Financing or termination of the Financing Term Sheet (after the amount of the payment of an Break-Fee) shall be returned 50% to the Purchaser and 50% to the Seller. All interest shall accompany the principal on which it accrued. In the event that this Agreement is terminated by a Party pursuant to Section 7.1.1(x) hereof, the full amount of the applicable Break-Fee shall be paid by the non-terminating (i.e., breaching) Party, and any amount in escrow provided by the non-terminating Party shall be released to the terminating Party (together with amounts funded by the terminating Party) to pay such Break-Fee, provided that the non-terminating Party shall also promptly pay the remainder of the Break-Fee.

9.16. Nasdaq Approval. To the extent required by Nasdaq, Nasdaq shall have approved the terms of this Agreement and the continued listing of the Purchaser’s common stock on Nasdaq following the Closing.

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9.17. Fairness Opinion. Purchaser shall have received an opinion, in writing, solely at its own cost and expense (paid in full prior to the Closing), to the effect that as of the date thereof and based upon and subject to the matters set forth therein, the Acquisition is fair, from a financial point of view, to Purchaser and its Shareholders. Such opinion shall not have been materially amended or rescinded immediately as of the Closing.

9.18. Additional Closing Conditions. The Closing Conditions set forth in Sections 6.1.1(A) and 6.1.1(B) shall have occurred.

ARTICLE X.

INDEMNIFICATION

10.1. Indemnification Obligations of the Parties. Each Party (as the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Party or Parties and its Affiliates, and each of their respective Representatives and each of the heirs, personal representatives, successors and assigns of any of the foregoing (the “Indemnified Parties”) from, against, and in respect of, any and all Claims, liabilities, obligations, damages, losses, costs, expenses, charges, assessments, interest, penalties, fines and judgments (at equity or at law, including statutory and common) whenever arising or incurred (including amounts paid in settlement, costs of investigation and reasonable attorneys’ fees and expenses) arising out of or relating to:

10.1.1 any breach or inaccuracy of any representation or warranty made by the Indemnifying Party in this Agreement, the other Transaction Documents or such Party’s Ancillary Documents; and

10.1.2 any breach of any covenant, agreement or undertaking made by such Party in this Agreement, the other Transaction Documents or such Party’s Ancillary Documents;

The Claims, liabilities, obligations, losses, damages, costs, expenses, penalties, fines and judgments of the Indemnified Parties described in this Section 10.1 as to which the Indemnified Parties are entitled to indemnification are collectively referred to as the “Indemnified Parties’ Losses.”

10.2. Calculation of Indemnification Obligations (Deductible; Cap). For purposes of determining (x) whether there has been a breach or inaccuracy of a representation and warranty; and (y) the amount of any Indemnified Parties’ Losses, each representation and warranty in this Agreement shall be deemed made with qualifications and limitations, i.e., each individual claim, or sum of related claims could be subject of Indemnification only if, it exceeds (A) One Hundred Thousand Dollars (USD $100,000) (the “De Minimis”), and (B) the aggregate amount of all such individual claims exceeding the De Minimis (without deduction of One Hundred Thousand Dollars (USD $100,000) exceeds Two Million Dollars (USD $2,000,000) (the “Threshold”), in which case the Indemnified Parties shall be compensated for the amount of claim above the Threshold. The liability of the Indemnifying Party(ies) shall be limited to a maximum of Ten Million Dollars (USD $10,000,000) (the “Cap”).

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10.3. Indemnification Procedure.

10.3.1 Promptly following receipt by the Indemnified Parties of notice by a third party (including any Governmental Entity) of any complaint or the commencement of any audit, investigation, action or Proceeding with respect to which the Indemnified Parties may be entitled to receive payment from the Indemnifying Party for any Purchaser Loss, such Indemnified Party shall notify the Indemnifying Party, promptly following the Indemnified Party’s receipt of such complaint or notice of the commencement of such audit, investigation, action or Proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from liability hereunder with respect to such Claim only if, and only to the extent that, such failure to so notify the Indemnifying Party results in prejudice or harm to the Indemnifying Party. The Indemnifying Party may, upon written notice delivered to the Indemnified Party within twenty (20) days thereafter assuming full responsibility for any Purchaser Losses resulting from such audit, investigation, action or Proceeding, assume the defense of such audit, investigation, action or Proceeding, to the extent such audit, investigation, action or Proceeding involves solely monetary damages, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of the fees and disbursements of such counsel; provided, however, that an Indemnifying Party will not be entitled to assume the defense of any audit, investigation, action or Proceeding if (i) such Claim may result in criminal liability of, or material equitable remedies against, the Indemnified Party; or (ii) the Indemnified Party reasonably believes that the interests of the Indemnifying Party and the Indemnified Party with respect to such Claim are in conflict with one another, and as a result, the Indemnifying Party may not adequately represent the interests of the Indemnified Party in such Claim. If, however, the Indemnifying Party declines or fails to assume, or is not permitted to assume, the defense of the audit, investigation, action or Proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Party, in either case within such twenty (20) day period, or if the Indemnifying Party is not entitled to assume the defense of the audit, investigation, action or Proceeding in accordance with the preceding sentence, then such Indemnified Party may employ reasonable counsel to represent or defend it in any such audit, investigation, action or Proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel for the Indemnified Party as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single audit, investigation, action or Proceeding. If the Indemnifying Party fails to diligently prosecute the defense of any audit, investigation, action or Proceeding, the Indemnified Party may pay, compromise, and defend such audit, investigation, action or Proceeding and seek indemnification for any and all Claims, liabilities, losses, damages, costs, expenses, penalties, fines, judgments and fees based upon, arising from or relating to such audit, investigation, action or Proceeding. In any audit, investigation, action or Proceeding for which indemnification is being sought hereunder, the Indemnified Party or the Indemnifying Party, whichever is not assuming the defense of such action, may participate in such matter and to retain its own counsel at such Party’s own expense. The Indemnifying Party or the Indemnified Party (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

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10.3.2 No Indemnified Party may settle or compromise any audit, investigation, action or Proceeding or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume, or is not permitted to assume, and maintain the defense of such Claim pursuant to Section 10.3.1 or (ii) such settlement, compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, managers, employees and Affiliates from all liability arising out of such Claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Party, settle or compromise any Claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent (a) includes an unconditional release of the Indemnified Party and its officers, directors, managers, employees and Affiliates from all liability arising out of such Claim, (b) does not contain any admission or statement suggesting any wrongdoing or liability on behalf of the Indemnified Party and (c) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Party or any of the Indemnified Party’s Affiliates.

10.3.3 If an Indemnified Party Claims a right to payment pursuant to this Agreement, such Indemnified Party shall send written notice of such Claim to the Indemnifying Party. Such notice shall specify the basis for such Claim. If the Indemnifying Party assumes the defense of the Claim, that shall not be deemed an admission that the underlying Claim is the proper subject of indemnification under this ARTICLE X. If the Indemnifying Party disputes its obligation to indemnify, the Indemnified Party and the Indemnifying Party shall establish the merits and amount of such obligation (by mutual agreement, arbitration or otherwise) and, within five (5) Business Days following the final determination of the merits and amount of such obligation, the Indemnifying Party shall pay to the Indemnified Party in immediately available funds in an amount equal to such obligation as determined hereunder.

10.4. Claims Period. The Claims Period hereunder shall begin on the Initial Execution Date and terminate twelve (12) months after the Closing Date, provided that, the covenants and agreements that by their terms apply or are to be performed in whole or in part after the Closing Dates shall survive for the period provided in such covenants and agreements, if any, or until fully performed. Notwithstanding the foregoing, if, before the close of business on the last day of the applicable Claims Period, the Indemnifying Party is properly notified of a Claim for indemnity hereunder and such Claim is not finally resolved or disposed of at such date, such Claim shall continue to survive and shall remain a basis for indemnity hereunder until such Claim is finally resolved or disposed of in accordance with the terms hereof.

10.5. Insurance or Other Third-Party Proceeds. If any portion of a Claim which is the subject of indemnification is (whether before or not indemnified by the Indemnifying Party) compensated for from insurance proceeds or payments by other Third Parties (e.g., another culpable party), then that shall constitute a credit to the Indemnifying Party (and if indemnification was already made, require reimbursement by the Indemnified Party which received such proceeds or payments, net of any reasonable costs and expenses incurred in obtaining such proceeds or payments). If insurance proceeds or payments by other Third Parties are reasonably foreseeable, the Indemnified Party shall use commercially reasonable efforts to file the appropriate claim(s) or seek such recovery, as well as take any other action required by Law to mitigate the underlying damage/loss.

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10.6. Calculation of Indemnification Obligations. For purposes of determining (x) whether there has been a breach or inaccuracy of a representation and warranty; and (y) the amount of any Indemnified Parties’ Losses, (i) each representation and warranty in this Agreement shall be deemed made without any qualifications or limitations as to materiality and (ii) without limiting the foregoing, the words “material,” “Material Adverse Effect,” and words of similar import shall be deemed deleted from any such representation and warranty.

10.7. Exclusive Remedy. Subject to Section 10.8, except for any claim for fraud, willful breach or intentional misconduct, and except for remedies of specific performance and injunctive or other equitable relief, following the Closing, with respect to any Claim which is subject to indemnification under this ARTICLE X, indemnification shall be the sole and exclusive remedy for such Claim, regardless of the legal theory under which the underlying liability or obligation may be sought to be imposed, whether in contract or tort, or whether at law or in equity, or otherwise, and the Indemnified Parties shall have no other remedy or recourse with respect any of the foregoing other than indemnification hereunder.

10.8. Special Remedy for Sellers. The Parties acknowledge and agree that it would be inequitable if Sellers’ sole post-Closing remedy if it were to have a Claim hereunder were indemnification, compensation, or reimbursement from Purchaser, because Sellers (as post-Closing Shareholders in Purchaser) would be paying themselves for such damage/loss (that portion, the “Omitted Recovery”). Accordingly, notwithstanding anything herein to the contrary, if Purchaser is obligated hereunder to indemnify, compensate, or reimburse Sellers under this Agreement, then Purchaser shall take any and all action necessary to ensure that Sellers (in their capacity as Shareholders) are not directly or indirectly held liable for such amount(s), and instead are reimbursed in full (i.e., for the entirety of their damage/loss, with the Omitted Recovery being zero). At Sellers’ election, and upon delivery of written notice by Sellers, Purchaser shall, within ten (10) days, issue additional shares of common stock of Purchaser to the Sellers, at the Fair Market Value, calculated as of the date the final amount of the Omitted Recovery is determined, in an amount equal to the Omitted Recovery (with any fractional shares rounded up to the nearest whole share). Purchaser shall at all times reserve and keep available out of its authorized but unissued shares of common stock such number of its shares of Common Stock as shall from time to time be sufficient to effect this Section 10.8 (and in no event less than the number of shares of Purchaser’s common stock which, at the Fair Market Value price then applicable, would be required to satisfy the maximum indemnification required by the Cap; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient, the Purchaser shall take such corporate action as is necessary to increase its authorized but unissued shares of common stock to such number as shall be sufficient.

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ARTICLE XI.

CONSTRUCTION; DEFINITIONS

11.1. Definitions. In addition to other terms defined throughout this Agreement, the following terms have the following meanings when used herein:

11.1.1 “12 Month Non-Contingent Post-Closing Consideration” has the meaning given to such term in Section 2.1.5.

11.1.2 “18 Month Non-Contingent Post-Closing Consideration” has the meaning given to such term in Section 2.1.6.

11.1.3 “Acquisition” means Seller’s sale, transfer and delivery to the Purchaser, and the Purchaser’s purchase and acquisition from the Sellers, 100% of the registered share capital of each of the Companies in consideration of payment of the Purchase Price from the Purchaser to the Sellers.

11.1.4 “Affiliate” of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person; provided that, from and after the Closing, (a) the Company shall not be considered an Affiliate of the Sellers or their Affiliates, and (b) no Seller, nor any of the Sellers’ Affiliates, shall be considered an Affiliate of the Company; and provided further that, no Seller is an Affiliate (or vice versa) of a Minority MB Shareholder.

11.1.5 “Amended Execution Date” means the date set forth in the Preamble to this Agreement.

11.1.6 “Applicable Currency” means, with reference to any amount, the currency in which such amount was paid or received.

11.1.7 “Arbitrator” means an accounting firm or law firm mutually agreed upon by the Purchaser and Sellers or otherwise appointed under Section 12.6.

11.1.8 “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by Law to be closed in Serbia and Montenegro.

11.1.9 “Cash Consideration” means Closing Cash Consideration, Post-Closing Cash Consideration, Non-Contingent Post-Closing Cash Consideration and Promissory Note Consideration, in the total amount of Seventy Million Dollars (USD $70 million).

11.1.10 “Claim” means any claim (including any product liability, malpractice or errors or omission claim), demand, complaint, cause of action, investigation, inquiry, suit, action, hearing, notice of violation or legal, administrative, arbitrative or other Proceeding.

11.1.11 “Claims Period” means the period during which a claim for indemnification may be asserted hereunder by an Indemnified Party.

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11.1.12 “Closing Date” means the dates on which the Closing occurs.

11.1.13 “Closing” means the consummation of the transactions contemplated by this Agreement at the date and time set forth in Section 6.1 of this Agreement.

11.1.14 “Code” means the United States Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

11.1.15 “Company Intellectual Property” means any Intellectual Property that is owned by or licensed to the Company Parties, including the Company Registered Intellectual Property.

11.1.16 “Company Parties” means the Companies and their Subsidiaries.

11.1.17 “Company Real Property” means the Leased Real Property and the Owned Real Property of the Companies.

11.1.18 “Company Registered Intellectual Property” means all of the Registered Intellectual Property owned by, filed in the name of, or licensed to, the Companies.

11.1.19 “Company Representative” means, with respect to any Company Party, such Company Party’s directors, partners, managers, members, stockholders, officers, employees, agents, advisors, and attorneys.

11.1.20 “Competing Transaction Proposal” means any bona fide proposal or offer (whether or not in writing) from a Third Party with respect to any of the following (other than the Acquisition and the other transactions contemplated hereby): (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Companies, any of the Company’s Subsidiaries, or Purchaser; (ii) any sale, lease, exchange, transfer or other disposition of 15% or more of the consolidated assets of the Companies, any of the Company’s Subsidiaries, or Purchaser; (iii) any issuance, sale or other disposition of 15% or more of the total outstanding voting power of the Companies, any of the Company’s Subsidiaries, or Purchaser; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any Person (or the stockholders of any Person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 15% or more of the total outstanding voting power of the Companies, any of the Company’s Subsidiaries, or Purchaser; or (v) any other transaction the consummation of which would reasonably be expected to impede, interfere with, prevent or materially delay the Acquisition.

11.1.21 “Confidential Information” means any data or information of the Purchaser or the Company Parties (including trade secrets) that is used in or valuable to the operation of the Purchaser’s or Company Parties’ business and is not generally available to the public or competitors.

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11.1.22 “Contingent Post-Closing Cash Consideration” has the meaning given to such term in Section 2.1.4.

11.1.23 “Contingent Post-Closing Payment Conditions” has the meaning given to such term in Section 2.1.4.

11.1.24 “Control” means, when used with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

11.1.25 “Determination Date” has the meaning given to such term in Section 2.1.4.

11.1.26 “Directors” means the (i) Board of Directors of a corporation; (ii) the Managers of a limited liability company, if manager managed and the Members of a limited liability company, if member managed; or (iii) the General Partner of a partnership, as applicable, or in each case similar management personnel of the applicable entity, which are authorized to govern the entity and have authority to approve and adopt, among other things, this Agreement and the terms and conditions hereof.

11.1.27 “Disclosed” means: (i) the contents of the Data Room relating to the Companies and its Subsidiaries and made available to the Purchaser within Due Diligence process; (ii) all matters disclosed to the Purchaser in writing by or on behalf of the Sellers at least five (5) Business Days before the Closing; and (iii) all matters set out in this Agreement and its schedules and exhibits.

11.1.28 “Due Diligence Period” shall mean a period commencing on the date this Agreement is executed by all Parties hereto and expiring at 5:00 p.m., Eastern Time, on the date that is sixty (60) days after the date the Original Agreement was executed by all Parties hereto.

11.1.29 “EBITDA” means earnings from operations before interest, taxes, depreciation and amortization, all as determined by the relevant Party’s independent accounting firm in accordance with GAAP (for Purchaser) or IFRS (for the Companies) as consistently applied. Once a relevant Party’s EBITDA has been established, it shall promptly (and in any event, within ten (10) Business Days) notify the other Party of the EBITDA, and if the notified Party reasonably disputes that determination, then the latter shall have a period of ten (10) Business Days to notify the first Party, in writing, in detail, of the reasons for its disagreement. The Parties shall then negotiate reasonably and in good faith to resolve the disagreement. If the Parties are not able to resolve the disagreement within thirty (30) Business Days, then Purchaser, on the one hand, and Sellers, on the other hand, shall each appoint an independent third-party firm of independent certified public accountants, and the two designated firms shall thereafter mutually agree upon a third firm (the three accounting firms are referred to herein as the “Special Accountants”) for determination. Each of the Special Accountants shall make a determination regarding EBITDA, and the average of all three determinations shall thereafter be deemed the final determination of EBITDA and shall be binding and conclusive on the Parties, in the absence of manifest error. The fees, costs, and expenses of the Special Accountants shall be paid by the Party which disputed the original EBITDA determination, unless the final EBITDA determination deviated by more than twenty percent (20%) from the original EBITDA determination by the first Party’s independent accounting firm (in which event, the first Party shall pay all such fees, costs, and expenses).

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11.1.30 “Employee Benefit Plan” means, with respect to any Person, (a) each plan, fund, program, agreement, arrangement or scheme, including each plan, fund, program, agreement, arrangement or scheme maintained or required to be maintained under the Laws of a jurisdiction outside the United States of America, in each case, that is sponsored or maintained or required to be sponsored or maintained by such Person or to which such Person makes, or has an obligation to make, contributions, or with respect to which such Person has, or may have, any liabilities, providing for employee benefits or for the deferred or noncash remuneration, direct or indirect, of the employees, former employees, directors, managers, officers, consultants, independent contractors, contingent workers or leased employees of such Person or the dependents of any of them (whether written or oral), including each “welfare” plan (within the meaning of Section 3(1) of ERISA, determined without regard to whether such plan is subject to ERISA), (b) each “pension” plan (within the meaning of Section 3(2) of ERISA, determined without regard to whether such plan is subject to ERISA), (c) each severance, retention or change in control plan or agreement, each plan or agreement providing health, vacation, summer hours, supplemental unemployment benefit, hospitalization insurance, medical, dental, salary continuation, sick pay, unemployment benefits, or legal benefit, (d) each deferred compensation, bonus, incentive compensation, supplemental retirement plan, stock purchase, stock option and other equity compensation plan, and (e) each other employee benefit plan, fund, program, agreement, arrangement or scheme.

11.1.31 “Employees” shall mean all employees of the Company Parties as of the Closing.

11.1.32 “Environment” means any surface or ground water, drinking water supply, soil, surface or subsurface strata or medium, or the ambient air.

11.1.33 “Environmental Laws” means all federal, state, or local or foreign Laws, Orders, permits, licenses, injunctions, writs, decrees or rulings of any Governmental Entity, relative to or that govern or purport to govern air quality, soil quality, water quality, sub-slab and indoor contaminant air vapors, wetlands, natural resources, solid waste, hazardous waste, hazardous or toxic substances (including Hazardous Materials), pollution or the protection of public health, human health or protection of the Environment, including pollution control, product registration and Hazardous Materials.

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11.1.34 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

11.1.35 “Exhibit” means any Exhibit attached to this Agreement.

11.1.36 “Fair Market Value” means the greater of (a) the average of the VWAPs of Purchaser Common Stock for the ten (10) Trading Days prior to the date of determination; and (b) $0.01.

11.1.37 “Foreign Currency Equivalent” means, with reference to any amount stated in U.S. Dollars, the equivalent thereof in the Applicable Currency calculated in accordance with the Bloomberg conversion rate as at 5:00 p.m. Eastern Time on the applicable date of determination.

11.1.38 “GAAP” means generally accepted accounting principles in the United States of America as applied consistently with the past practices of the Company or the Purchaser, as the case may be.

11.1.39 “Governing Documents” means (i) the articles or certificate of incorporation, or certificate of formation, and the bylaws of a corporation; (ii) the partnership agreement and any statement of partnership of a general partnership; (iii) the limited partnership agreement and the certificate or articles of limited partnership of a limited partnership; (iv) the limited liability partnership agreement and the certificate or articles of limited liability partnership of a limited liability partnership; (v) the operating agreement or limited liability company agreement and the articles of organization or certificate of formation of a limited liability company; (vi) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person; and (vii) any amendment to any of the foregoing.

11.1.40 “Governmental Entity” means any federal, state, local or foreign government, any political subdivision thereof, including any Licensing Authority, or any court, administrative or regulatory agency, department, instrumentality, body or commission or other governmental authority or agency, or any self-regulating body, including a stock exchange, and any related arbitrator.

11.1.41 “Hazardous Materials” means hazardous substances as that term is defined in CERCLA (i.e., the 1980 U.S. Comprehensive Environmental Response, Compensation, and Liability Act), solid waste, any waste, pollutant, contaminant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process-intermediate product or waste, asbestos or asbestos-containing materials, lead-based paint, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, or any other material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, explosive, radioactive, a contaminant or a pollutant or by other words of similar meaning or regulatory effect.

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11.1.42 “IFRS” means the international accounting principles established by the International Accounting Standards Board (i.e., the IASB) appointed by the Trustees of the IFRS Foundation, as applied consistently with the past practices of the Company or the Purchaser, as the case may be.

11.1.43 “Indebtedness” means any obligation or other Liability of the Company under or for any of the following (excluding any trade payable): (a) indebtedness with respect to borrowed money (including if guaranteed or for which a Person is otherwise liable or responsible, including an obligation to assume indebtedness); (b) any obligation evidenced by a note, bond, debenture or similar instrument; (c) swap or hedging contract; (d) capital lease or financial lease (but excluding operating leases); (e) banker acceptance; (f) purchase money mortgage, indenture, deed of trust, or other purchase money lien or conditional sale or other title retention agreement; (g) indebtedness secured by any mortgage, indenture or deed of trust upon any assets; (h) any other deferred purchase price of property or services for which the Company Parties are liable, contingently or otherwise as obligor, guarantor, or otherwise, or in respect of which the Company Parties otherwise assure against loss and (i) any interest, fee or expense accrued relating to any of the foregoing, and prepayment or similar penalties and expenses which are payable if such Liability is paid in full as of the Closing Date.

11.1.44 “Initial Execution Date” means the date that the Original Agreement was executed, January 11, 2023.

11.1.45 “Intellectual Property” means any or all of the following and all rights, arising out of or associated therewith: (a) all United States of America and foreign patents, patent applications and patent disclosures, together with all reissuances, divisions, renewals, extensions, provisionals, continuations, continuations-in-part and reexaminations thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, mask works, trade secrets, proprietary information, know-how, research development, formulas, technology, technical data, designs, drawings, specifications, research records, records of inventions, test information and customer and supplier lists, pricing and cost information, and business and marketing plans and proposals, and all documentation relating to any of the foregoing throughout the world; (c) all works of authorship (whether copyrightable or not), any and all website content, all copyrights, copyright registrations and applications, registrations and renewals therefor, and all other rights corresponding thereto throughout the world; (d) all industrial designs and any registrations and applications therefor throughout the world; (e) all internet uniform resource locators, domain names, trade names, logos, slogans, designs, trade dress, common law trademarks and service marks, trademark and service mark and trade dress registrations and applications therefor throughout the world; (f) all databases and data collections and all rights therein throughout the world; (g) all moral and economic rights of authors and inventors, however denominated, throughout the world; and (h) any similar or equivalent rights to any of the foregoing anywhere in the world. Intellectual Property also includes all recipes and ingredients relating to Products.

11.1.46 “IRS” means the United States Internal Revenue Service.

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11.1.47 “Knowledge” means all facts that are known, after commercially reasonable inquiry (based on the facts and circumstances which such Person would reasonably be expected to know by virtue of his/her position), (a) with respect to the Sellers, by any Seller, and (b) with respect to the Purchaser, by the Chief Executive Officer of the Purchaser.

11.1.48 “Laws” means all statutes, rules, codes, regulations, restrictions, ordinances, orders, decrees, approvals, directives, judgments, injunctions, writs, awards and decrees of, or issued by, any Governmental Entity.

11.1.49 “Leased Real Property” means the parcels of real property of which any Company Party is the lessee (together with all fixtures and improvements thereon).

11.1.50 “Liability” means any direct or indirect obligation, indebtedness, commitment, expense, Claim, deficiency, endorsement, debt or other Liability of any kind, whether known or unknown, direct or indirect, accrued or unaccrued, absolute or contingent, disputed or undisputed.

11.1.51 “Licenses” means all material notifications, licenses, permits (including environmental, construction and operation permits), qualifications, franchises, certificates, approvals, exemptions, classifications, registrations and other similar documents and authorizations issued by any Governmental Entity, and applications therefor.

11.1.52 “Licensing Authority” means any licensing board or similar body, whether in the Company Parties’ country of domicile or in any country in which the Company Parties do business, which regulates the Company Parties’ industry or from which the Company Parties have received a License to conduct the Company Business.

11.1.53 “Liens” mean all mortgages, liens (statutory or otherwise), pledges, security interests, charges, claims, restrictions, limitations, options, easements, encroachments, rights of first refusal, preemptive rights, conditional sale agreements, or other right to purchase, adverse claims or restrictions or reservations of any kind, including restrictions on transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting transfer or any other encumbrance of any kind whatsoever.

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11.1.54 “Material Adverse Effect” means any state of facts, change, event, circumstance, effect or occurrence, individually or in the aggregate with other facts, change, event, effect or occurrence, that is or would reasonably likely be materially adverse to the long-term financial condition, results of operations, properties, assets or liabilities (including contingent liabilities), or business of the Companies taken as a whole; provided, that none of the following, and no changes, effects, events, circumstances, occurrences or states of facts arising out of or resulting from the following, shall be deemed, either alone or in combination, to constitute a Material Adverse Effect, or be taken into account in determining whether there has been a Material Adverse Effect, to the extent the following do not materially and disproportionately impact the Company, taken as a whole, compared to other companies in the industry or industries in which the Company operates, in which case the extent of such material and disproportionate effect may be taken into account in determining whether a Material Adverse Effect has occurred: (a) changes or effects in general economic conditions; (b) changes in Laws or GAAP (or other analogous accounting standards) or the enforcement thereof; (c) changes or effects, including legal, tax or regulatory changes, that generally affect the industry or industry sectors in which the Companies operate; (d) any changes or effects that arise out of or are attributable to the commencement, occurrence, continuation or intensification of any war, sabotage, armed hostilities, acts of terrorism, labor dispute, strike, lockout, civil commotion, riot, act of God, fire, flood, earthquake or other casualty, shortage of labor or materials, governmental law, regulation, or restriction, pandemic, epidemic, quarantine order, or other action or event customarily defined as force majeure; or (e) changes or effects that arise out of or are attributable to the negotiation, execution, public announcement, pendency or performance of this Agreement or the compliance with the provisions thereof, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners or employees, but excluding any breach, violation or default, event of default or event of acceleration (or any event or circumstance that with notice, the lapse of time, or both would be or constitute a breach, violation, default, event of default or event of acceleration) or right of first refusal, right of first offer or preferential right that occurs, becomes exercisable or is otherwise triggered upon or as a result of the execution and delivery of this Agreement or any other Transaction Document or the consummation of the Acquisition.

11.1.55 “Non-Contingent Post-Closing Consideration” has the meaning given to such term in Section 2.1.6.

11.1.56 “Order” means an order, binding determination, writ, injunction, judgment, plan, stipulation or decree.

11.1.57 “Ordinary Course” means (a) the ordinary course of business of the Company Parties and consistent with the past practices of the Company Parties and (b) not required to be authorized by the managers (or similarly-empowered executives) of the Company Parties, or by any Person exercising similar authority; provided, that material violations of Law or a material violation of the contractual rights of third parties shall not be Ordinary Course.

11.1.58 “Owned Real Property” means the real property of which any Company is fee title owner (together with all fixtures and improvements thereon), if any.

11.1.59 “Permitted Liens” means (a) Liens for Taxes not yet due and payable, (b) statutory Liens of landlords, (c) Liens of carriers, warehousemen, mechanics, materialmen and repairmen and other like Liens incurred in the Ordinary Course and not yet delinquent (or which is the subject of a reasonable, good faith challenge and is bonded against or reserved against), and (d) in the case of Company Real Property, zoning, building, or other restrictions, variances, covenants, rights of way, easements, mineral leases and reservations, and other minor irregularities in title, none of which, (i) interfere in any material respect with the present use of or occupancy of the affected parcel by any Company Parties, (ii) have more than an immaterial effect on the value thereof or its use or (iii) impair the ability of such parcel to be sold, leased or subleased for its present use. For the avoidance of doubt, except for Liens described in clauses (a) and (b), Liens securing obligations for the payment of money shall not constitute Permitted Liens hereunder.

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11.1.60 “Person” means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization or Governmental Entity.

11.1.61 “Post-Closing Equity Awards” means $3,000,000 in aggregate value of Restricted Stock Awards issuable to new employees/directors of the Purchaser following the Closing and/or employees and/or consultants of the Company Parties, calculated based on the Purchaser Share Value, with the approval of the Board of Directors of the Purchaser, with the recommendation of the Compensation Committee of the Board of Directors of the Purchaser, following the Closing, as described and identified on Schedule 2.4.3.

11.1.62 “Post-Closing Issuance Date” has the meaning given to such term in Section 2.1.4.

11.1.63 “Post-Closing Tax Period” means any Tax period (or portion thereof) beginning after the Closing Date.

11.1.64 “Pre-Closing Tax Period” means any Tax period (or portion thereof) ending on or before the Closing Date.

11.1.65 “Principal Market” means initially the NASDAQ Capital Market and shall also include the New York Stock Exchange, NYSE American or the NASDAQ Global Market, whichever is at the time the principal trading exchange or market for the Purchaser Common Stock, based upon share volume.

11.1.66 “Proceeding” means (i) any Claim, cause of action or other proceeding before or filed with a Governmental Entity, (ii) any investigation, inquiry, charge or audit by a Governmental Entity, or (iii) any Order.

11.1.67 “Proxy Approval” means that Purchaser has filed a proxy statement with the SEC, all SEC comments to such proxy statement (if any) have been cleared by Purchaser and such proxy statement has been mailed to all Shareholders of Purchaser.

11.1.68 “Proxy Statement” means the proxy statement to be filed by Purchaser with the SEC and sent to Purchaser’s Shareholders in connection with the Shareholder Meeting, the form of which shall be subject to Sellers’ prior written approval (not to be unreasonably delayed or withheld).

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11.1.69 “Purchaser Ancillary Documents” means any certificate, agreement, document or other instrument, other than this Agreement, to be executed and delivered by the Purchaser in connection with the transactions contemplated hereby, including, but not limited to the Transaction Documents which the Purchaser is party to.

11.1.70 “Purchaser Change of Control” means any of the following (or any combination of the following) whether arising from any single transaction event or series of related transactions or events that, individually or in the aggregate, result in: (i) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction involving the Purchaser or any of the Purchaser’s Subsidiaries, where the result is the direct or indirect, formal or beneficial consummation of any other transaction referenced in this Section 11.1.70; (ii) any sale, lease, exchange, transfer or other disposition of 50% or more of the consolidated assets of the Purchaser or any of the Purchaser’s Subsidiaries; (iii) any issuance, sale or other disposition of 50% or more of the total outstanding voting power of the Purchaser or any of the Purchaser’s Subsidiaries; (iv) any transaction, including a tender offer or exchange offer, that, if consummated, would result in any Person (or the stockholders of any Person) acquiring, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 35% or more of the total outstanding voting power of the Purchaser or any of the Purchaser’s Subsidiaries (except for transfers of the Purchaser Shares in accordance herewith); (v) any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of sufficient voting power of the Purchaser ordinarily entitled to vote in the election of directors, empowering such Person to elect a majority of the members of the Board of the Purchaser, who did not have such power before such transaction or as a result of the transactions contemplated herein and except for transfers of the Purchaser Shares in accordance herewith; or (vi) the sale, transfer or other disposition of all or substantially all assets of the Purchaser.

11.1.71 “Purchaser Intellectual Property” means any Intellectual Property that is owned by or licensed to the Purchaser, including the Purchaser Registered Intellectual Property.

11.1.72 “Purchaser Registered Intellectual Property” means all of the Registered Intellectual Property owned by, filed in the name of, or licensed to, the Purchaser.

11.1.73 “Purchaser Shares” means the Closing Shares, and Post-Closing Shares, as each such term is defined in Section 2.1.

11.1.74 “Receivables” means the Company Parties’ accounts receivables as of the Closing Date.

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11.1.75 “Registered Intellectual Property” means all United States of America and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks and service marks, applications to register trademarks and service marks, and trade dress; intent-to-use applications, or other registrations or applications related to trademarks and service marks and trade dress; (c) registered copyrights and applications for copyright registration; (d) domain name registrations; (e) registered mask works and applications for mask work registration; and (f) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded with any federal, state, local or foreign Governmental Entity or other public body.

11.1.76 “Release” means, with respect to any Hazardous Material, any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the Environment, except that “Release” shall not include the foregoing such events or occurrences to the extent it is authorized by or not in violation of Environmental Law and there is no requirement to give notice to any Governmental Entity.

11.1.77 “Representatives” means, with respect to a Person, such Person’s parents/owners/members/shareholders/partners, directors, managers, officers, employees, attorneys, accountants, representatives, financial advisors, lenders, consultants, and other agents.

11.1.78 “Required Financing” means a minimum of $30,000,000 in financing.

11.1.79 “Required Financing Date” means August 31, 2023, unless extended with the mutual consent of the Parties.

11.1.80 “Required Shareholder Agreement Date” means the date which is sixty (60) days after the Amended Execution Date.

11.1.81 “Revenue” means the net amount of revenue attributable to the Companies’ products and services as recognized by Purchaser in accordance with GAAP applied in accordance with Purchaser’s then-existing corporate policies, less product returns, royalties paid by Purchaser to third parties for the Companies’ products or services, discounts including but not limited to customer and distributor discounts, and excluding amounts invoiced for any other product, shipping, taxes, duties or other similar amounts.

11.1.82 “Right to Set Off” means, subject to the terms and conditions set forth in this Agreement, the right of any Set Off Right Holder (as defined in Section 2.2) to set off against any unpaid amount due from the Sellers pursuant to ARTICLE X, certain amounts due or which may become due to the Sellers under Section 2.1.4.

11.1.83 “Schedule” means any schedule attached to this Agreement.

11.1.84 “SEC” means Securities and Exchange Commission.

11.1.85 “Securities Act” means the Securities Act of 1933, as amended.

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11.1.86 “Seller Ancillary Documents” means any certificate, agreement, document or other instrument, other than this Agreement, to be executed and delivered by the Sellers or any Affiliate of the Sellers in connection with the transactions contemplated hereby, including, but not limited to the Transaction Documents.

11.1.87 “Seller Schedules” means the various schedules of the Sellers as described in this Agreement.

11.1.88 “Shareholders” means the shareholders of Purchaser from time to time.

11.1.89 “Shareholders Meeting” means the special meeting of the Shareholders of Purchaser to be held to consider the approval of the terms of this Agreement and the issuance of Purchaser Common Stock to Sellers in accordance with the rules and regulations of the NASDAQ and applicable Law.

11.1.90 “Subsidiary” or “Subsidiaries” means any or all Persons of which the Companies (or other specified Person) shall own directly or indirectly through another Person, a nominee arrangement or otherwise (a) at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or otherwise have the power to elect a majority of the board of directors or similar governing body or the legal power to direct the business or policies of such Person or (b) a majority of the economic interests of such Person.

11.1.91 “Supplier” means each of the 10 largest suppliers or service providers to the Companies based on the dollar value of materials or services purchased by the Companies for the 12-month period ended on December 31, 2022.

11.1.92 “Tax Benefit” means any refund received by a Person of Taxes previously paid, and any credit applied to reduce otherwise required Tax payments of a Person, including any refund or reduction in estimated Tax payments.

11.1.93 “Tax Return” means any report, return, declaration or other information required to be supplied to a Governmental Entity in connection with Taxes, including estimated returns, amended returns, information statements and reports of every kind with respect to Taxes.

11.1.94 “Taxes” means all taxes, assessments, charges, duties, fees, levies and other governmental charges (including interest, penalties or additions associated therewith), including income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, unclaimed property escheat, disability, transfer, sales, use, excise, License, occupation, registration, stamp, premium, environmental, customs duties, alternative or add-on minimum, estimated, gross receipts, value-added and all other taxes of any kind imposed by any Governmental Entity.

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11.1.95 “Third Party” shall mean any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

11.1.96 “Trading Day” means a day on which the Purchaser Common Stock (a) is listed or quoted and traded on the Principal Market, or (b) if the Purchaser Common Stock is not then listed or quoted and traded on the Principal Market, then a day on which the Purchaser Common Stock is traded in the over-the-counter market, as reported by the OTCQB market maintained by OTC Market Group, Inc., or (c) if the Purchaser Common Stock is not then reported by the OTCQB market, a day on which the Purchaser Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” maintained by OTC Market Group, Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Purchaser Common Stock is not listed or quoted as set forth in (a), (b) and (c) hereof, then Trading Day means a Business Day.

11.1.97 “Transaction Documents” shall mean this Agreement, the Transfer Instrument for Meridian Serbia, the Transfer Instrument for Meridian Montenegro, the Transfer Instrument for Meridian Malta, the Transfer Instrument for Meridian Cyprus, the Promissory Notes, Employment Agreements for Sellers, Purchaser Reorganization Documents, Seller Certification, Purchaser Certification, Shareholder Agreements, Restrictive Covenant Agreements, and any other certificate, instrument, or agreement contemplated by this Agreement to which the Purchaser or the Sellers are a party.

11.1.98 “Transfer” means offer for sale, sell, pledge, hypothecate, transfer, assign or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the sale, pledge, hypothecation, transfer, assignment or other disposition at any time) (including, without limitation, by operation of law) of any Purchaser Shares or enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Purchaser Shares, whether any such transaction is to be settled by delivery of Purchaser Shares or other securities, in cash or otherwise.

11.1.99 “Treasury Regulations” means the Income Tax Regulations, promulgated under the Code.

11.1.100 “Twelve-Month Trailing EBITDA” means, with respect to a given 12-month period, EBITDA as reflected in the Companies’ audited financial statements.

11.1.101 “VWAP” means, for any Trading Day, the volume-weighted average price, calculated by dividing (a) the aggregate value of all shares of Purchaser Common Stock traded on the Principal Market during regular trading hours, calculated by multiplying the closing price per share of Purchaser Common Stock on such applicable Trading Day, by the aggregate number of shares of Purchaser Common Stock traded on such Trading Day, by (b) the total volume (number of shares) of Purchaser Common Stock traded on the Principal Market for such Trading Day, or if such volume-weighted average price is unavailable, the market value of one share of Purchaser Common Stock on such Trading Day as determined by the Board of Directors of the Purchaser in a commercially reasonable manner.

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ARTICLE XII.

MISCELLANEOUS PROVISIONS

12.1. Notices. All notices, approvals, consents, requests, and other communications hereunder shall be in writing and shall be delivered (i) by personal delivery, or (ii) by international overnight courier service (which is mandatory with respect to any other Party not in the sending Party’s country), or (iii) by certified or registered mail, return receipt requested, or (iv) via facsimile transmission, with confirmed receipt, or (v) via email, with no error/undeliverable message. Notice shall be effective upon receipt except for notice via fax (as discussed above) or email, which shall be effective only when the recipient, by return or reply email or notice delivered by other method provided for in this Section 12.1, acknowledges having received that email (with an automatic “read receipt” or similar notice not constituting an acknowledgement of an email receipt for purposes of this Section 12.1, but which acknowledgement of acceptance shall also include cases where recipient ‘replies’ to such prior email, including the body of the prior email in such ‘reply’). Such notices shall be sent to the applicable Party or Parties at the address specified below, subject to notice of changes thereof from any Party with at least ten (10) Business Days’ notice to the other Parties. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

If to the Purchaser:

Golden Matrix Group, Inc.

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

Attention: Anthony B. Goodman, CEO

Fax: +___________________

Email: XXXXXXX

With copy to (which shall not constitute notice):

The Loev Law Firm, PC

Attn: David M. Loev and John S. Gillies

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Fax: +1 (713) 524-4122

Email: dloev@loevlaw.com; and john@loevlaw.com

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If to the Sellers, to:

Aleksandar Milovanovic

Meridian Tech d.o.o.

XXXXXXX

XXXXXXX

Republic of Serbia

Email: __________________

Zoran Milosevic

Meridian Tech d.o.o.

XXXXXXX

XXXXXXX

Republic of Serbia

Email: XXXXXXX

Snezana Bozovic

Meridian Tech d.o.o.

XXXXXXX

XXXXXXX

Republic of Serbia

Email: XXXXXXX

With copy to (which shall not constitute notice to):

Warrenside Limited

Attn.: William Scott

121 Broadhurst Gardens

London, NW6 3BJ

United Kingdom

Fax: +___________________

Email: william.scott@warrenside.com

Howard & Howard Attorneys

Attn.: Mark Gardberg and Art Rogers

3800 Howard Hughes Pkwy., 10th Floor

Las Vegas, NV 89169

Fax: +1-702-567-1568

Email: mg@h2law.com; aor@h2law.com

12.2. Schedules and Exhibits. The Schedules and Exhibits are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full herein.

12.3. Assignment; Successors in Interest. No assignment or transfer by either Party of such Party’s rights and obligations hereunder shall be made except with the prior written consent of the other Parties. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

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12.4. Captions. The titles, captions and table of contents contained herein are inserted herein only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

12.5. Publicity. Purchaser, and no other party, shall control, direct or make any public announcement, including the initial press release, regarding this Agreement and the transactions contemplated hereby except as may be required by applicable Law or by any Governmental Entity; provided, however, if the Company or the Sellers believe they are required by applicable Law or by any Governmental Entity to make a public statement regarding this Agreement or any of the transactions contemplated hereby such Party shall use commercially reasonable efforts to first consult with the Purchaser. The Sellers and Company shall allow Purchaser first to review the text of any such public statement.

12.6. Arbitration. Any dispute arising from the relationships between the Parties to this Agreement shall be determined by one (1) arbitrator, for any matter having a reasonable anticipated value of under $5,000,000, or three (3) arbitrators, for any matter having a reasonable anticipated value equal to or in excess of that amount. All arbitrators shall be neutral, independent, knowledgeable and experienced in this international gaming businesses and acquisitions, and chosen in accordance with the Arbitration Rules of The London Court of International Arbitration (“LCIA”), which rules are deemed to be incorporated by reference into this Section. The seat of arbitration shall be in London, Great Britain. The language of the proceedings shall be English. All arbitrators shall be fluent in the English language.

12.7. Governing Law. This Agreement shall be governed exclusively by and construed and enforced in accordance with the internal Laws of the State of Nevada without reference to its conflict of law provisions; provided, however, that as to any corporate law matter or matter involving a fundamental public policy involving the underlying Companies (e.g., how to evidence the registration of a change in ownership of Meridian Malta, or provisions governing the application of an injunction against a Serbian company), all mandatory laws or public policies of the jurisdiction of the relevant Company shall govern and apply.

12.8. Severability. If any term, provision, covenant or condition of this Agreement is held by the arbitrator(s) to exceed the limitations permitted by applicable Law, as determined by such arbitrator(s) in such action, then the provisions will be deemed reformed to the maximum limitations permitted by applicable Law and the Parties hereby expressly acknowledge their desire that in such event such action be taken. Notwithstanding the foregoing, the Parties further agree that if any term, provision, covenant or condition of this Agreement is held by arbitrator(s) to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. To the extent permitted by Law, each Party hereby waives any provision of Law that renders any such provision prohibited or unenforceable in any respect.

12.9. Amendment. This Agreement may not be amended, modified or supplemented, except by written agreement of the Parties. At any time prior to or after the Closing Date, this Agreement may be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

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12.10. Enforcement of Certain Rights. Except as expressly provided herein nothing expressed or implied herein is intended, or shall be construed, to confer upon or give any Person other than the Parties, and their successors or permitted assigns, any right, remedy, obligation or Liability under or by reason of this Agreement, or result in such Person being deemed a third-party beneficiary hereof (except as expressly set forth herein).

12.11. Waiver. Any agreement on the part of either Party to any extension or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such Party. A waiver by either Party of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by either Party of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time.

12.12. Integration. THIS AGREEMENT AND THE DOCUMENTS EXECUTED PURSUANT HERETO, INCLUDING THE EXHIBITS AND SCHEDULES HERETO, SUPERSEDE ALL NEGOTIATIONS, AGREEMENTS AND UNDERSTANDINGS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT THERETO.

12.13. Cooperation Following the Closing. Following the Closing, each Party shall deliver to the other Party such further information and documents and shall execute and deliver to the other Party such further instruments and agreements as the other Party shall reasonably request to consummate or confirm the transactions provided for herein, to accomplish the purpose hereof or to assure to the other Party the benefits hereof.

12.14. Transaction Costs. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses.

12.15. Construction. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, and references to the singular include the plural; (b) references to any gender include the other genders; (c) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) the terms “day” and “days” mean and refer to calendar day(s); (f) the terms “year” and “years” mean and refer to calendar year(s); (g) all references in this Agreement to “USD” or “dollars” or “$” means the lawful currency of the United States of America; and (h) all references in this Agreement to “EUR” or “Euro” or “€” shall mean the lawful currency of the European Union. Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law means such Law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time. All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified. This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it. Accounting terms not specifically defined herein shall be construed in accordance with GAAP.

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12.16. No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between Persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

12.17. Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

12.18. Electronic Signatures. Except as otherwise required by applicable Law, this Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail or by DocuSign, SimpliSafe, or similar software (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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12.19. Transaction Expenses. Until Closing, in the event this Agreement is terminated prior to Closing and/or in the event the Acquisition does not close, each Party shall be responsible for the payment of any and all of its own expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement (“Transaction Expenses”).

[Remainder of page left intentionally blank. Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed, as of the date first above written.

PURCHASER:

Golden Matrix Group, Inc.

By:	/s/ Anthony B. Goodman
	Name:	Anthony B. Goodman
	Title:	Chief Executive Officer

SELLERS:

By:	/s/ Aleksandar Milovanovic
	Name:	Aleksandar Milovanovic

By:	/s/ Zoran Milosevic
	Name:	Zoran Milosevic

By:	/s/ Snezana Bozovic
	Name:	Snezana Bozovic

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SCHEDULE A

Ownership of the Companies

Seller	Meridian Serbia	Meridian Montenegro	Meridian Malta	Meridian Cyprus
Aleksandar Milovanovic	85%	85%	85%	85%
Zoran Milosevic	10%	10%	10%	10%
Snezana Bozovic	5%	5%	5%	5%
Total	100%	100%	100%	100%

Schedule A

Amended and Restated Sale and Purchase Agreement of Share Capital

SCHEDULE B

Consideration for the Companies, by Payment/Issuance Period

Class of Consideration	SPA Cross-Reference	Closing	Contingent Post-Closing Consideration	Variable Due Dates (Closing to 24-Month Anniversary)	12 Month Non-Contingent Post-Closing Cash Consideration	18 Month Non-Contingent Post-Closing Cash Consideration	Total Consideration in the Form of Cash	Total Consideration in the Form of Purchaser Common Stock
Closing Cash Consideration	Sec. 2.1.1	$30,000,000	-	-			$30,000,000	-
Closing Common Stock	Sec. 2.1.2	82,141,857	-	-			-	82,141,857
Purchaser Series C Preferred Stock	Sec. 2.1.3	1,000	-	-			-	1,000*
Contingent Post-Closing Cash Consideration	Sec. 2.1.4	-	$5,000,000	-			$5,000,000	-
Post-Closing Shares	Sec. 2.1.4	-	5,000,000	-			-	5,000,000
12 Month Non-Contingent Post-Closing Cash Consideration	Sec 2.1.5				$10,000,000		$10,000,000
18 Month Non-Contingent Post-Closing Cash Consideration	Sec 2.1.6					$10,000,000	$10,000,000
Promissory Note Consideration	Sec. 2.1.7	-	-	$15,000,000			$15,000,000	-
TOTAL	-	-	-	-			$70,000,000	87,142,857

* Issuable upon conversion of the 1,000 Series C Preferred Stock shares.

Schedule B

Amended and Restated Sale and Purchase Agreement of Share Capital

SCHEDULE C

Split of Consideration for the Companies, by Sellers

Class of Cash Consideration	SPA Cross-Reference	Total Consideration in the Form of Cash	Aleksandar Milovanovic	Zoran Milosevic	Snezana Bozovic
Closing Cash Consideration	Sec. 2.1.1	$30,000,000	$22,500,000	$5,000,000	$2,500,000
Contingent Post-Closing Cash Consideration	Sec. 2.1.4	$5,000,000	$4,625,000	$250,000	$125,000
12 Month Non-Contingent Post-Closing Cash Consideration	Sec 2.1.5	$10,000,000	$9,625,000	$250,000	$125,000
18 Month Non-Contingent Post-Closing Cash Consideration	Sec 2.1.6	$10,000,000	$9,625,000	$250,000	$125,000
Promissory Note Consideration	Sec. 2.1.7	$15,000,000	$13,125,000	$1,250,000	$625,000
TOTAL		$70,000,000	$59,500,000	$7,000,000	$3,500,000

Schedule C

Amended and Restated Sale and Purchase Agreement of Share Capital

Class of Common Stock Consideration	SPA Cross-Reference	Total Consideration in the Form of Purchaser Common Stock	Aleksandar Milovanovic	Zoran Milosevic	Snezana Bozovic
Purchaser Common Stock	Sec. 2.1.2	82,141,857	69,820,578	8,214,186	4,107,093
Post-Closing Stock Consideration	Sec. 2.1.4	5,000,000	4,250,000	500,000	250,000
TOTAL		87,141,857	74,070,578	8,714,186	4,357,093

Preferred Stock Consideration	SPA Cross-Reference	Total Consideration in the Form of Purchaser Preferred Stock	Aleksandar Milovanovic	Zoran Milosevic	Snezana Bozovic
Purchaser Series C Preferred Stock	Sec. 2.1.3	1,000	850	100	50
TOTAL		1,000	850	100	50

Schedule C

Amended and Restated Sale and Purchase Agreement of Share Capital

ANNEX B

FIRST AMENDMENT TO

AMENDED AND RESTATED SALE AND PURCHASE AGREEMENT

OF SHARE CAPITAL

This First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (this “Amendment”), dated September 22, 2023 and effective as of June 27, 2023 (the “Effective Date”), amends that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 20231 (the “Purchase Agreement”), by and between Golden Matrix Group, Inc., a Nevada corporation (the “Purchaser”), and Aleksandar Milovanović, an individual (“Milovanović”); Zoran Milosevic, an individual (“Milosevic”); and Snežana Božović, an individual (“Božović”, and each of Božović, Milovanović and Milosevic, each a “Seller” and collectively the “Sellers”). The Purchaser and the Sellers are referred to herein as the “Parties” and individually as a “Party”. Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Purchase Agreement.

WHEREAS, the Purchaser and the Sellers desire to enter into this Amendment to amend the Purchase Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendments to Purchase Agreement. Effective as of the Effective Date:

(a) Section 2.1.1 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“2.1.1 A cash payment of Thirty Million Dollars (USD $30,000,000) (the “Closing Cash Consideration”), which shall be wired to the Sellers in accordance with wire instructions provided by the Sellers to the Purchaser at the Closing, less any amount of the Allocated Closing Cash Portion (as defined in Section 2.1(c), below), which shall be paid as described in Section 2.7, below.”

(b) A new Section 2.1(c) of the Purchase Agreement is added to read in its entirety as follows:

“(c) Payment of a Portion of the Closing Cash Consideration by way of the Allocated Closing Cash Portion.

(i) A total of up to Twenty Million dollars (USD$20,000,000) of the Closing Cash Consideration may be paid to the Sellers by the Purchaser, after Closing pursuant to Section 2.7 hereof, and may be paid solely from the Aggregate Required Closing Cash that the Companies are required to have at Closing pursuant to Section 3.30 hereof, as long as the Aggregate Required Closing Cash, after the payment thereof to Sellers, will not leave any Company insolvent or with inadequate cash to pay its debts, bills, and other liabilities as they become due, in the ordinary course of business.

________

1 https://www.sec.gov/Archives/edgar/data/1437925/000147793223004933/gmgi_ex22.htm

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(ii) The applicable portion of the Closing Cash Consideration allocated to the Closing Cash Consideration by the Parties as discussed below, is defined as the “Allocated Closing Cash Portion.” The Allocated Closing Cash Portion shall be deemed a part of the Closing Cash Consideration, and shall decrease proportionately the amount of cash payable by the Purchaser to the Sellers at Closing, with the remaining amount thereof payable pursuant to Section 2.7 hereof.

(iii) The Purchaser shall provide the Sellers written notice of the portion of the Aggregate Required Closing Cash which it proposes to allocate to the Closing Cash Consideration (the “Requested Allocated Closing Cash Portion”) at least ten (10) days prior to the date on which Purchaser in good faith expects all of the conditions to Closing as set forth herein to have occurred (the “Expected Closing Date”). (To be clear, such notice will specify both the Requested Allocated Closing Cash Portion and the Expected Closing Date.) The Sellers shall then have ten (10) days to either (a) accept the Purchaser’s Requested Allocated Closing Cash Portion, in writing, in which case such Requested Allocated Closing Cash Portion shall become the “Allocated Closing Cash Portion” for purposes of this Agreement, and the Parties shall use their commercially reasonable best efforts to close the Acquisition on the Expected Closing Date, or (b) reject such Requested Allocated Closing Cash Portion in writing, by designating a lesser amount of Aggregate Required Closing Cash to become the Allocated Closing Cash Portion, which shall thereafter become the “Allocated Closing Cash Portion” for purposes of this Agreement. If Sellers provide a notice of rejection under Section 2.1(c)(iii)(b): (1) such rejection shall be known as an “Allocated Closing Cash Portion Rejection”; and (2) the amount obtained by taking the Requested Allocated Closing Cash Portion and subtracting the actual amount of Allocated Closing Cash Portion approved by the Seller, shall be known as the “Closing Cash Deficiency”).

(iv) In the event of an Allocated Closing Cash Portion Rejection, the Purchaser shall not be subject to liability for its failure to close the Acquisition by the Expected Closing Date, based on its failure to pay the Closing Cash Consideration, and such failure shall not be deemed a breach of this Agreement. Additionally, the Purchaser shall have up to forty-five (45) additional days from the Expected Closing Date to obtain sufficient funding to pay the Closing Cash Deficiency (a “Closing Cash Extension”). The Purchaser shall use commercially reasonable efforts to promptly raise funding to pay the Closing Cash Deficiency during the Closing Cash Extension, provided that the Purchaser shall not be required to accept any funding terms or other conditions which the Board of Directors of the Purchaser does not determine are in the best interests of the Purchaser or its stockholders under all of the relevant circumstances. In the event the last day of the Closing Cash Extension would be after the date then designated as the Required Closing Date under Section 6.1, the Required Closing Date shall automatically be extended to the date which falls at the end of the Closing Cash Extension. Notwithstanding the above, the Purchaser shall be required to close the Acquisition within five (5) Business Days of Purchaser obtaining sufficient capital to pay the Closing Cash Deficiency, in the event all of the other conditions to Closing have been, or will be, satisfied as of such date.

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(c) Section 2.4.2 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“2.4.2 Following the Closing, (i) Milosevic will provide day-to-day management and operational support for the Companies, all in accordance with the Day-to-Day Management Agreement, his Employment Agreement (if applicable), and any other arrangements between Milosevic and the Companies; (ii) subject to Section 2.4.2(i), the Sellers will provide (and cause the Companies to provide) the Purchaser with full administrative and control access to all Company Systems; (iii) the Sellers will ensure the remittance, subject to all applicable laws, of sufficient funds from the Companies’ bank accounts, reserves, and/or other funding sources to permit the timely satisfaction of Purchaser’s debt obligations to a lender providing the financing contemplated in Section 9.14 (if applicable); and (iv) the Sellers will comply in all respects with the Transaction Documents (hereafter defined).”

(d) Section 2.4.3 of the Purchase Agreement is amended and restated to read as follows:

“2.4.3 Following the Closing, the Sellers and certain key employees of the Companies identified on Schedule 2.4.3 shall, subject to the terms of the Purchaser’s equity incentive plan then in effect for its senior executive employees and consultants and/or subject to an equity plan mutually aggregable to the Sellers and Purchaser and approved by the Shareholders at the Shareholders Meeting (as applicable, the “Equity Incentive Plan”), become eligible for certain equity and equity-based awards under the Equity Incentive Plan. Additionally, promptly (i.e., within thirty (30) days) following the Closing, the Purchaser shall grant the Post-Closing Equity Awards to the Persons identified in Schedule 3.1.3, in amounts or percentages confirmed by the Sellers during that period, not to exceed $3,000,000 in aggregate value, when not including the Director and Executive Awards (defined below). All such Persons shall be new employees/directors of the Purchaser following the Closing and/or employees and/or consultants of the Company Parties. All Post-Closing Equity Awards shall be granted to those persons who provide bona fide services to the Purchaser or the Company Parties post-Closing, shall be subject to vesting terms as set by the Compensation Committee of the Board of Directors of the Purchaser, and shall be subject to agreements evidencing such awards, the terms of the Equity Incentive Plan, and shall further be subject to applicable laws. For the avoidance of doubt, the Parties agree that if the Equity Incentive Plan relates to Companies and their employees, any incentive provided by the Companies shall be in line with applicable Laws in the jurisdiction of each respective Company. In addition, (A) Sellers’ board nominees who are appointed to Purchaser’s Board of Directors shall receive similar grants and awards as Purchaser’s current Board of Directors and (B) the Chief Executive Officer of one or more Companies, Zoran Milosevic, shall be granted awards matching the Purchaser CEO’s Incentive stock for 2024 and thereafter (as applicable), under the terms of the Equity Incentive Plan, and Company executive and Seller Božović, as registered secretary of certain of the Companies, shall be granted awards matching the Incentive Stock granted to the Purchaser’s Chief Operating Officer for 2024 and thereafter (as applicable), under the terms of the Equity Incentive Plan (collectively, the “Director and Executive Awards”).”

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(e) A new Section 2.7 of the Purchase Agreement is added to read as follows:

“2.7 Payment of Allocated Closing Cash Portion. To the extent that the Purchaser in its reasonable discretion has determined to pay a portion of the Closing Cash Consideration with the Allocated Closing Cash Portion, and the Sellers have agreed to such allocation, as discussed in Section 2.1(c), above, then such portion of the Closing Cash Consideration forming the Allocated Closing Cash Portion shall be paid to the Sellers, by Purchaser, within five (5) Business Days of the Closing Date. Nothing in this Section 2.7 shall limit the Purchaser’s obligation to the pay the portion of the Closing Cash Consideration not a part of the Allocated Closing Cash Portion at the Closing.”

(f) A new Section 2.8 of the Purchase Agreement is added to read as follows:

“2.8 Appointment as Officer and Employment Agreement. For a period of two (2) years following the Closing, at the option of Milosevic, Milosevic shall have the right, in his sole discretion, to provide the Board of Directors of the Purchaser written notice of his intent to be appointed as the Chief Operating Officer of the Purchaser (the “Officer Appointment Notice”). Thereafter the Board of Directors of the Purchaser shall immediately take whatever action is necessary to appoint Milosevic as Chief Operating Officer of the Purchaser, unless a majority of the Board of Directors of the Purchaser determines that there would (as of such date) be reasonable and adequate grounds, if Milosevic were an existing employee of the Purchaser, to discharge and terminate his employment with Cause. Otherwise, Milosevic shall be appointed within thirty (30) days of delivery of his notice. Prior to (but effective upon) such appointment, the Purchaser shall enter into an Employment Agreement with Milosevic in substantially the form of the First Amended and Restated Employment Agreement between Anthony Brian Goodman and the Purchaser (as may be amended or replaced from time to time, including by a replacement employment agreement with any other CEO if, for example, Mr. Goodman passed away or was terminated), with such compensation, benefit, and other terms agreed upon mutually by Milosevic and Purchaser. Moreover, for a period of two (2) years following the Officer Appointment Notice, if, following the entry into effect of such Employment Agreement, Purchaser and Anthony Brian Goodman (or a substitute CEO) agree on any material changes to the CEO’s salary, benefits, or other terms, then the Purchaser and Milosevic shall enter into simultaneous amendment(s) to the Employment Agreement, ensuring that Milosevic enjoys those same benefits and advantages. The parties’ intention herein is for Milosevic and the CEO to have no material differences in their employment benefits, but both enjoy “most favored nation” status equally and fairly.”

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(g) Section 4.24 of the Purchase Agreement is amended and restated to read as follows:

“4.24. Brokers, Finders and Investment Bankers. Except for the Financial Advisor, neither the Purchaser, nor any Affiliate of the Purchaser, has employed any broker, finder or investment banker or incurred any Liability for any investment banking fees, financial advisory fees, brokerage fees or finders’ fees in connection with the transactions contemplated hereby. The Purchaser will jointly and severally indemnify, defend, and hold the Sellers harmless against any and all brokerage, finders and other fees payable by the Purchaser hereunder.”

(h) A new Section 4.36 of the Purchase Agreement is added to read as follows:

“4.36 Fairness Opinion. The Board of Directors of Purchaser has received the opinion of Rockport Investment Partners, which the Board of Directors of Purchaser has retained as its financial advisor (at the Purchaser’s sole cost and expense paid in full prior to the Closing) in connection with the transactions contemplated by this Agreement (the “Financial Advisor”), and such opinion states that, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, the consideration to be received by the Purchaser pursuant to this Agreement is fair, from a financial point of view, to the Purchaser. Copies of the Financial Advisor’s retention or engagement agreement and such opinion have been or will be provided to Sellers for information purposes only. As of the date of this Agreement, such opinion has not been withdrawn or revoked or otherwise modified in any material respect.”

(i) Section 6.1 of the Purchase Agreement is amended and restated to read as follows:

“6.1. Closing. The Closing shall occur automatically, and without any further required action from any Party, upon the satisfaction of the applicable Closing Conditions (described below) which Closing Date shall be no later than March 31, 2024, or such other later date as may be approved by the mutual consent of the Parties (the “Required Closing Date”), subject to Section 2.1(c)(iv) hereof. The Closing shall be deemed effective as of the Effective Date (as applicable) for all purposes.”

(j) Section 6.1.1(A)(ix) of the Purchase Agreement is amended and restated to read as follows:

“(iv) [Intentionally Removed];”

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(k) Section 6.1.1(A)(x) of the Purchase Agreement is amended and restated to read as follows:

“(x) The Sellers shall have delivered executed copies of all officers’ certificates, Schedules, Transaction Documents (including, but not limited to the Day-to-Day Management Agreement and Voting Agreement), exhibits and other documentation and information required pursuant to the terms and conditions of this Agreement;”

(l) Section 6.1.1(B)(i) of the Purchase Agreement is amended and restated to read as follows:

“(i) The Closing Cash Consideration (less the Allocated Closing Cash Portion) and photocopies of the certificates evidencing the Closing Shares as issued by Purchaser’s transfer agent to be released and sent to the Shareholders (or their counsel) on the Closing Date;”

(m) Section 6.1.1(B)(iv) of the Purchase Agreement is amended and restated to read as follows:

“(iv) [Intentionally Removed];”

(n) Section 6.1.1(B)(v) of the Purchase Agreement is amended and restated to read as follows:

“(v) An amendment to the Purchaser’s Articles of Incorporation providing for the declassification of the Board of Directors of the Purchaser, an opt-out of Nevada’s Control Share Act, and Bylaw-amending authority by the Board and, separately (and superiorly), the Shareholders, in a form reasonably acceptable to the Sellers (the “Amended Articles of Incorporation”), which shall have been approved by the Shareholders and filed with the Secretary of State of Nevada; provided, however, that if the Amended Articles of Incorporation are not approved by the Shareholders prior to Closing (despite Goodman’s best efforts to effect the same), then that obligation of the Purchaser shall instead be deemed a post-Closing obligation of the Parties, to be procured by the holding of a meeting of the Shareholders within ninety (90) days following the Closing. The prompt declassification of the Board and other referenced amendments are a material and integral part of this Agreement. The Purchaser shall vote, and shall cause Anthony B. Goodman, the Chief Executive Officer of the Purchaser (“Goodman”), and Luxor Capital LLC, a Nevada limited liability company, to vote, all shares of Common Stock and preferred stock which they hold in favor of (1) the declassification of the Board of Directors and other referenced amendments; and (2) the prompt appointment of the Shareholders’ initial two (2) appointees to the Board of Directors (in accordance with Section 5.4 of Exhibit K), to the extent required;”

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(o) Section 6.1.1(B)(vi) of the Purchase Agreement is amended and restated to read in its entirety as follows:

“(vi) The resolutions of the Directors of the Purchaser authorizing the execution, delivery and performance hereof by the Purchaser in connection herewith and the transactions contemplated hereby (including approval of the form of, and authorizing the filing with the Nevada Secretary of State of, the Amended Articles of Incorporation, Series C Certificate of Designation, and other required Nevada filings, if any, where applicable, subject to shareholder approval thereof) (collectively, the “Purchaser Reorganization Documents”);”

(p) Section 6.1(B)(xi) of the Purchase Agreement is amended and restated to read in its entirety as follows:

“(xi) The Purchaser shall have delivered executed copies of all officers certificates, Schedules, Transaction Documents (including, but not limited to the Day-to-Day Management Agreement and Voting Agreement (which shall also have been executed, to the extent required by the Sellers, by Anthony Brian Goodman and Luxor Capital LLC), exhibits and other documentation and information required pursuant to the terms and conditions of this Agreement; and”

(q) Section7.1.1(iii) of the Purchase Agreement is amended and restated to read as follows:

“(iii) [Intentionally Removed];”

(r) Section 7.1.1(v) of the Purchase Agreement is amended and restated to read in its entirety as follows:

“(v) by the Purchaser on written notice to the Sellers if any of the conditions set forth in Section 6.1.1 shall have become incapable of fulfillment (for example, because the Parties and their legal counsel reasonably believe that approval by Nasdaq of a Nasdaq Initial Listing (as defined in Section 9.16), will not be able to be obtained by the Required Closing Date) and shall not have been waived by the Purchaser; provided that the right to terminate this Agreement pursuant to this Section 7.1.1(v) shall not be available if the failure of the Purchaser to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or”

(s) Section 7.1.1(vi) of the Purchase Agreement is amended and restated to read as follows:

“(vi) by the Sellers on written notice to the Purchaser, if any of the conditions set forth in Section 6.1.1 shall have become incapable of fulfillment (for example, because the Parties and their legal counsel reasonably believe that approval by Nasdaq of a Nasdaq Initial Listing (as defined in Section 9.16), will not be able to be obtained by the Required Closing Date) and shall not have been waived by the Purchaser; provided that the right to terminate this Agreement pursuant to this Section 7.1.1(vi)shall not be available if the failure of the Sellers to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of such condition to be satisfied on or prior to such date; or”

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(t) Section 8.4.1(i)(h) is amended to replace the word “agreegate” with “aggregate.”

(u) Section 8.4.2(ii)(e) of the Purchase Agreement is amended and restated to read in its entirety as follows:

“(e) issue any securities (other than upon the settlement, conversion or exercise of outstanding securities and/or convertible securities which are outstanding on the date of this Agreement, assuming no amendment to the terms thereof, after the date hereof, except in connection with pre-existing anti-dilutive rights), incur any debt or acquire any assets or securities other than in the Ordinary Course, and except for (1) the issuance of up to 500,000 shares of Common Stock, options or other equity awards, to officers, directors or consultants, under previously established equity incentive plans, pursuant to the terms of such plans; (2) shares repurchased pursuant to the terms of the Purchaser’s previously announced repurchase program and (3) one or more of the following, each of which is subject to Purchaser obtaining the prior written consent of Sellers (in their sole discretion): (i) debt incurred in connection with the borrowing of funds to pay the Purchase Price; and (ii) up to 15 million shares of Common Stock issuable in connection with fund raising activities to pay the Purchase Price or for general working capital, or issuable upon convertible securities issued in connection therewith; or”

(v) Section 8.10 of the Purchase Agreement is amended and restated to read as follows:

“8.10 [Intentionally Removed];”

(w) Section 9.14 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“9.14. Financing. By the Required Financing Date, the Purchaser shall have the Required Financing in a sufficient amount to pay the Closing Cash Consideration and Allocated Closing Cash Portion (if applicable). The Purchaser shall have successfully raised or accumulated the Required Financing on the Closing Date on terms reasonably satisfactory to Sellers.”

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(x) Section 9.16 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“9.16. Nasdaq Approval. Purchaser, with Sellers’ reasonable cooperation, shall use its reasonable best efforts to complete the Acquisition and the transactions related thereto in a manner that is reasonably expected to result in the Purchaser Common Stock, including the Purchaser Common Stock contemplated to be issued pursuant to this Agreement, to remain listed on the Nasdaq Capital Market following the Closing. To the extent that NASDAQ requires the combined company to apply for the listing of the combined company following the Acquisition under NASDAQ Rule 5110(a) (a “Nasdaq Initial Listing”), provide the information required for an initial listing application pursuant to NASDAQ Rule 5110 and shall cooperate with each other in the preparation of such application and obtaining such listing. If and to the extent required by NASDAQ, the listing of the combined company following the Acquisition under NASDAQ Rule 5110(a) shall be a required condition to the Closing; provided that even if such listing application is not required by NASDAQ, the listing of the Purchaser Common Stock on Nasdaq upon Closing shall be a required condition of the Closing.”

(y) Section 9.17 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“9.17. Fairness Opinion. The written opinion of the Financial Advisor to the effect that as of the date thereof and based upon and subject to the matters set forth therein, the Acquisition is fair, from a financial point of view, to Purchaser, and such opinion shall not have been materially amended or rescinded immediately as of the Closing.”

(z) A new Section 11.1.24A shall be added to the Purchase Agreement, immediately following Section 11.1.24 (i.e., the definition of “Control”) and immediately before Section 11.1.25 (i.e., the definition of “Determination Date”), which shall read as follows:

“11.1.24A “Day-to-Day Management Agreement” shall mean that certain Day-to- Day Management Agreement in the form of Exhibit C hereto (subject to reasonable, mutually agreed upon revisions prior to Closing).”

(aa) A new Section 11.1.9A shall be added to the Purchase Agreement, immediately following Section 11.1.9 (i.e., the definition of “Cash Consideration”) and immediately before Section 11.1.10 (i.e., the definition of “Claim”), which shall read as follows:

“11.1.9A “Cause” shall have the meaning set forth in Section 1.5 of the Voting Agreement (but apply to the removal of an employee of the Purchaser, not a Nominated Person or Board Appointee).”

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(bb) A new Section 11.1.100A shall be added to the Purchase Agreement, immediately following Section 11.1.100A (i.e., the definition of “Twelve-Month Trailing

EBITDA”) and immediately before Section 11.1.101 (i.e., the definition of “VWAP”), which shall read as follows:

“11.1.100A “Voting Agreement” shall mean that certain Nominating and Voting Agreement in the form of Exhibit D hereto (subject to reasonable, mutually agreed upon revisions prior to Closing).”

(cc) Section 11.1.78 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“11.1.78 “Required Financing” means up to $30,000,000 in financing raised or accumulated by the Purchaser for the purpose of paying the Closing Cash Consideration (and, if applicable, the Allocated Closing Cash Portion). The Required Financing may take the form of, to list four non-exhaustive examples, (i) the accumulation of sufficient cash in hand by the Purchaser from normal, day-to-day business operations; (ii) a portion of the Aggregate Required Closing Cash, to the extent the same constitutes an approved Allocated Closing Cash Portion pursuant to Section 2.1(c) hereof; (iii) additional capital based on the investment of funds by one or more new stockholders of the Purchaser, in exchange for the issuance of shares, warrants, or other securities of the Purchaser, all under reasonable and customary terms substantially consistent with other, prior capital raises by the Purchaser; and (iv) one or more reasonable and customary loan financing transactions. Purchaser shall not commit to or consummate any Required Financing transaction under sections (iii) or (iv) in the preceding sentence, without obtaining Sellers’ prior written consent (in their sole discretion) to the material terms of the transaction.”

(dd) Section 11.1.79 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“11.1.79 “Required Financing Date” means the Closing Date.”

(ee) Section 11.1.80 of the Purchase Agreement is amended and restated to read as follows:

“11.1.80 [Intentionally Removed].”

(ff) Section 11.1.97 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“11.1.97 “Transaction Documents” shall mean this Agreement, the Transfer Instrument for Meridian Serbia, the Transfer Instrument for Meridian Montenegro, the Transfer Instrument for Meridian Malta, the Transfer Instrument for Meridian Cyprus, the Promissory Notes, the Day-to-Day Management Agreement, the Voting Agreement, Purchaser Reorganization Documents, Seller Certification, Purchaser Certification, and any other certificate, instrument, or agreement contemplated by this Agreement to which the Purchaser or the Sellers are a party.”

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(gg) Section 12.3 of the Purchase Agreement is amended and restated to read in its entirety as follows:

“12.3. Assignment; Successors in Interest. No partial or full assignment, transfer, pledge, or other collateralization of this Agreement by either Party of such Party’s rights and obligations hereunder shall be made except with the prior written consent of the other Party or Parties (in its or their sole discretion), as the case may be.

The Parties acknowledge that Purchaser may, in the course of seeking the Required Financing, solicit Sellers’ consent hereunder for certain limited assignments, transfers, pledges, or other collateralizations, upon the request of the relevant lender, investor, or other third party engaging in the Required Financing transaction. If so, Purchaser shall include the relevant terms of the assignment, transfer, pledge, or other collateralization in soliciting the Sellers’ consent to the Required Financing transaction pursuant to Section 11.1.78 hereto. Under no circumstances whatsoever (even if contemplated in such terms) will the assignment, transfer, pledge, or other collateralization directly or indirectly relieve Purchaser of any of its obligations hereunder (and Purchaser shall remain jointly and severally liable to Sellers for all of its obligations in this Agreement). Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

(hh) The parties acknowledge and agree that despite the existing Table of Contents of the Purchase Agreement (in the executed, delivered version) consisting of a “redline” inadvertently containing “tracked changes,” that is the correct Table of Contents, subject to the changes set forth in this Amendment, which the Parties acknowledge are not reflected in such Table of Contents.

(ii) The List of Exhibits immediately following the Table of Contents of the Purchase Agreement is amended and restated to read as follows:

“LIST OF EXHIBITS

Exhibit A	Form of Stock Registration Form
Exhibit B	Form of Certificate of Accredited Investor Status
Exhibit C	Day-to-Day Management Agreement
Exhibit D	Voting Agreement
Exhibit E	[Intentionally Omitted.]
Exhibit F	Form of the Share Transfer Instrument for Meridian Serbia
Exhibit G	Form of the Share Transfer Instrument for Meridian Montenegro
Exhibit H	Form of the Share Transfer Instrument for Meridian Malta
Exhibit I	Form of the Share Transfer Instrument for Meridian Cyprus
Exhibit J	Form of Promissory Note
Exhibit K	Form of Certificate of Designation for Series C Preferred Shares
Exhibit L	[Intentionally Omitted.]
Exhibit M	[Intentionally Omitted.]

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                                                                       ”

(jj) The Day-to-Day Management Agreement attached as Exhibit C to this Amendment shall be deemed Exhibit C to the Purchase Agreement; the Nominating and Voting Agreement attached as Exhibit D to this Amendment shall be deemed Exhibit D to the Purchase Agreement; and the Form of Certificate of Designation for Series C Preferred Shares attached as Exhibit K to this Amendment shall be deemed Exhibit K to the Purchase Agreement.

2. Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Amendment and the transactions contemplated herein.

3. Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a) Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to consummate the transactions contemplated hereby. This Amendment constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b) The execution and delivery by such Party and the consummation of the transactions contemplated hereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such party is bound or affected; and

(c) Any individual executing this Amendment on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Amendment on behalf of such entity.

4. Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Amendment and the transactions contemplated herein.

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5. Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “Purchase Agreement”, “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Purchase Agreement, as applicable, as modified and amended hereby.

6. Purchase Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Purchase Agreement and the terms and conditions thereof shall remain in full force and effect.

7. Schedules and Exhibits. The Schedules and Exhibits are hereby incorporated into this Amendment and are hereby made a part hereof as if set out in full herein.

8. Entire Agreement. This Amendment sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise, except for the Purchase Agreement, and this Amendment shall be read in connection with, the Purchase Agreement.

9. Assignment; Successors in Interest. No assignment or transfer by either Party of such Party’s rights and obligations hereunder shall be made except with the prior written consent of the other Parties. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

10. Governing Law; Disputes. This Amendment shall be governed exclusively by and construed and enforced in accordance with the internal Laws of the State of Nevada without reference to its conflict of law provisions. Disputes under the Amendment shall be subject to Section 12.6 of the Purchase Agreement, which section is incorporated by reference herein.

11. Severability. If any term, provision, covenant or condition of this Amendment is held by the arbitrator(s) to exceed the limitations permitted by applicable Law, as determined by such arbitrator(s) in such action, then the provisions will be deemed reformed to the maximum limitations permitted by applicable Law and the Parties hereby expressly acknowledge their desire that in such event such action be taken. Notwithstanding the foregoing, the Parties further agree that if any term, provision, covenant or condition of this Amendment is held by arbitrator(s) to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. To the extent permitted by Law, each Party hereby waives any provision of Law that renders any such provision prohibited or unenforceable in any respect.

12. No Presumption from Drafting. This Amendment has been negotiated at arm’s- length between Persons knowledgeable in the matters set forth within this Amendment. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Amendment, no presumption for or against any Party arising out of drafting all or any part of this Amendment will be applied in any action relating to, connected with or involving this Amendment. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Amendment against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Amendment shall be interpreted in a reasonable manner to affect the intentions of the Parties.

First Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

B-13

13. Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Amendment, said Party has fully informed itself of the terms, contents, conditions and effects of this Amendment; (b) said Party has relied solely and completely upon its own judgment in executing this Amendment; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Amendment; (d) said Party has acted voluntarily and of its own free will in executing this Amendment; and (e) this Amendment is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

14. Electronic Signatures. Except as otherwise required by applicable Law, this Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail or by DocuSign, SimpliSafe, or similar software (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute the original form of this Amendment and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

First Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

B-14

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date.

PURCHASER: Golden Matrix Group, Inc.

By:	/s/ Anthony B. Goodman
Name: Anthony B. Goodman
Title: Chief Executive Officer

SELLERS:

By:	/s/ Aleksandar Milovanović
Name: Aleksandar Milovanović

By:	/s/ Zoran Milosevic
Name: Zoran Milosevic

By:	/s/ Snežana Božović
Name: Snežana Božović

First Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

B-15

SECOND AMENDMENT TO

AMENDED AND RESTATED SALE AND PURCHASE AGREEMENT OF SHARE CAPITAL

This Second Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital (this “Amendment”), dated and effective January 22, 2024 (the “Effective Date”), amends that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 20231, as amended by the First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, dated September 22, 2023 and effective June 27, 20232 (as amended to date, the “Purchase Agreement”), by and between Golden Matrix Group, Inc., a Nevada corporation (the “Purchaser”), and Aleksandar Milovanović, an individual (“Milovanović”); Zoran Milosevic, an individual (“Milosevic”); and Snežana Božović, an individual (“Božović”, and each of Božović, Milovanović and Milosevic, each a “Seller” and collectively the “Sellers”). The Purchaser and the Sellers are referred to herein as the “Parties” and individually as a “Party”. Certain capitalized terms used below but not otherwise defined shall have the meanings given to such terms in the Purchase Agreement.

WHEREAS, the Purchaser and the Sellers desire to enter into this Amendment to amend the Purchase Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendment to Purchase Agreement. Effective as of the Effective Date, Section 6.1 of the Purchase Agreement is amended and restated to read as follows:

“6.1. Closing. The Closing shall occur automatically, and without any further required action from any Party, upon the satisfaction of the applicable Closing Conditions (described below) which Closing Date shall be no later than June 30, 2024, or such other later date as may be approved by the mutual consent of the Parties (the “Required Closing Date”), subject to Section 2.1(c)(iv) hereof. The Closing shall be deemed effective as of the Effective Date (as applicable) for all purposes.”

2. Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Amendment and the transactions contemplated herein.

3. Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

______________________

1 https://www.sec.gov/Archives/edgar/data/1437925/000147793223004933/gmgi_ex22.htm

2 https://www.sec.gov/Archives/edgar/data/1437925/000147793223007193/gmgi_ex22.htm

Second Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

(a) Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment and to consummate the transactions contemplated hereby. This Amendment constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b) The execution and delivery by such Party and the consummation of the transactions contemplated hereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such party is bound or affected; and

(c) Any individual executing this Amendment on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Amendment on behalf of such entity.

4. Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Amendment and the transactions contemplated herein.

5. Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “Purchase Agreement”, “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Purchase Agreement, as applicable, as modified and amended hereby.

6. Purchase Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Purchase Agreement and the terms and conditions thereof shall remain in full force and effect.

7. Entire Agreement. This Amendment sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise, except for the Purchase Agreement, and this Amendment shall be read in connection with, the Purchase Agreement.

8. Assignment; Successors in Interest. No assignment or transfer by either Party of such Party’s rights and obligations hereunder shall be made except with the prior written consent of the other Parties. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and any reference to a Party shall also be a reference to the successors and permitted assigns thereof.

9. Governing Law; Disputes. This Amendment shall be governed exclusively by and construed and enforced in accordance with the internal Laws of the State of Nevada without reference to its conflict of law provisions. Disputes under the Amendment shall be subject to Section 12.6 of the Purchase Agreement, which section is incorporated by reference herein.

Second Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

10. Severability. If any term, provision, covenant or condition of this Amendment is held by the arbitrator(s) to exceed the limitations permitted by applicable Law, as determined by such arbitrator(s) in such action, then the provisions will be deemed reformed to the maximum limitations permitted by applicable Law and the Parties hereby expressly acknowledge their desire that in such event such action be taken. Notwithstanding the foregoing, the Parties further agree that if any term, provision, covenant or condition of this Amendment is held by arbitrator(s) to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. To the extent permitted by Law, each Party hereby waives any provision of Law that renders any such provision prohibited or unenforceable in any respect.

11. No Presumption from Drafting. This Amendment has been negotiated at arm’s- length between Persons knowledgeable in the matters set forth within this Amendment. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Amendment, no presumption for or against any Party arising out of drafting all or any part of this Amendment will be applied in any action relating to, connected with or involving this Amendment. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Amendment against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Amendment shall be interpreted in a reasonable manner to affect the intentions of the Parties.

12. Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Amendment, said Party has fully informed itself of the terms, contents, conditions and effects of this Amendment; (b) said Party has relied solely and completely upon its own judgment in executing this Amendment; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Amendment; (d) said Party has acted voluntarily and of its own free will in executing this Amendment; and (e) this Amendment is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

13. Electronic Signatures. Except as otherwise required by applicable Law, this Amendment and any signed agreement or instrument entered into in connection with this Amendment, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail or by DocuSign, SimpliSafe, or similar software (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re-execute the original form of this Amendment and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Second Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written to be effective as of the Effective Date.

PURCHASER:

Golden Matrix Group, Inc.

By:	/s/ Anthony B. Goodman
Name: Anthony B. Goodman
Title: Chief Executive Officer

SELLERS:

By:	/s/ Aleksandar Milovanović
Name: Aleksandar Milovanović

By:	/s/ Zoran Milosevic
Name: Zoran Milosevic

By:	/s/ Snežana Božović
Name: Snežana Božović

Second Amendment to

Amended and Restated Sale and Purchase Agreement of Share Capital

ANNEX C

Form of Certificate of Designation for Series C Preferred Shares

(See attached.)

C-1

CERTIFICATE OF DESIGNATION

OF

GOLDEN MATRIX GROUP, INC.

ESTABLISHING THE DESIGNATION, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES C PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), as well as the existing Articles of Incorporation of Golden Matrix Group, Inc., a company organized and existing under the State of Nevada (the “Corporation”), the Corporation:

DOES HEREBY CERTIFY that, the Board of Directors, by unanimous written consent of all members of the Board of Directors on                                           , 2023, duly adopted this Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock, by adoption of a resolution, which resolution is and reads as follows:

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.00001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series C Preferred Stock”: and

FURTHER RESOLVED, that the Series C Preferred Stock shall consist of one thousand (1,000) shares; and

FURTHER RESOLVED, that the Series C Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”) below:

The Series C Preferred Stock is sometimes referred to in this Certificate of Designation as the “Series C Preferred Stock”.

1.	Dividends. The Series C Preferred Stock shall not be entitled to any dividend rights.

2.	Liquidation Rights. The Series C Preferred Stock shall not be entitled to any liquidation preference or rights upon liquidation.

3.	Conversion. The Series C Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

3.1	Holder Conversion.

(a)

Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof (a “Holder Conversion”), from time to time, after the date hereof, at the office of the Corporation or any Transfer Agent for the Series C Preferred Stock, into that number of fully- paid, nonassessable shares of Common Stock determined by multiplying (i) the total number of shares of Series C Preferred Stock then converted by (ii) the Conversion Ratio (such shares of Common Stock issuable upon a Conversion, the “Holder Conversion Shares”). In order to effectuate the Conversion under this Section 3.1, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than three Business Days from the date the Notice of Conversion is actually received by the Corporation.

C-2

(b)

Mechanics of Conversion. In order to effect a Conversion, a Holder shall fax or email a copy of the fully executed Notice of Conversion to the Corporation (or in the discretion of the Corporation, the Transfer Agent). Upon receipt by the Corporation of a facsimile or emailed copy of a Notice of Conversion from a Holder, the Corporation (or the Transfer Agent) shall promptly send, via facsimile or email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation (or the Transfer Agent) expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation (or the Transfer Agent) regarding the Holder Conversion. The Holder shall surrender, or cause to be surrendered, the Preferred Stock Certificates being converted, duly endorsed, to the Corporation (or the Transfer Agent) at the address listed above (or the address of the Transfer Agent for the Series C Preferred Stock, if the Corporation is not serving as its own Transfer Agent for such Series C Preferred Stock) within three Business Days of delivering the fully executed Notice of Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a Conversion unless either (x) the Preferred Stock Certificates; or (y) the Lost Certificate Materials described in Section 11 below, have been previously received by the Corporation or its Transfer Agent, unless such shares of Series C Preferred Stock are held in book- entry/non-certificated form. In the event the Holder has lost or misplaced the certificates evidencing the Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation’s Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Preferred Stock Certificates and shall be required to provide such re-issued Preferred Stock Certificates to the Corporation within three Business Days of delivering the Notice of Conversion (the “Delivery Period”).

(c)

Restricted Shares. Unless the Shares are covered by a valid and effective registration under the Securities Act or the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares. In the event such Shares are separately covered by a contractual lock-up and/or restriction, such Shares shall be issued, in the discretion of the Corporation, with a legend disclosing such contract lock-up and/or restriction.

(d)

Delivery of Common Stock upon Conversion. Upon the receipt of a Notice of Conversion, the Corporation (itself, or through its Transfer Agent) shall, no later than the fifth Business Day following the date of such receipt (subject to the surrender of the Preferred Stock Certificates by the Holder within the period described in Section 3.1(b) or, in the case of lost, stolen or destroyed certificates, after provision of the Lost Certificate Materials), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) a certificate representing the Shares and (y) a certificate representing the number of shares of Series C Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the Holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon Conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

C-3

(e)

Failure to Provide Preferred Stock Certificates. In the event the Holder provides the Corporation with a Notice of Conversion, but fails to provide the Corporation with the Preferred Stock Certificates or the Lost Certificate Materials (as defined in Section 11 below), by the end of the Delivery Period, the Notice of Conversion shall be considered void and the Corporation shall not be required to comply with such Notice of Conversion, unless such shares of Series C Preferred Stock are held in book entry/non-certificate form.

(f)

Conversion Disputes. In the case of any dispute with respect to a Conversion, the Corporation shall promptly issue such number of shares of Common Stock in accordance herewith as are not disputed. If such dispute is not promptly resolved by discussion between the Holder and the Corporation, the Corporation shall submit the disputed issues to an independent outside accountant (reasonably acceptable to the Holder) within ten (10) Business Days of receipt of the Notice of Conversion. The accountant, at the Corporation’s expense, shall promptly audit the calculations and notify the converting Holder and the Corporation of the results no later than five (5) Business Days from the date it receives the disputed calculations. The accountant’s calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of Common Stock in accordance with the above.

3.2	Automatic Conversion.

(a)

Each share of Series C Preferred Stock, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, nonassessable shares of Common Stock as equals the Conversion Ratio, on the Automatic Conversion Date (an “Automatic Conversion” and together with a Holder Conversion, a “Conversion”). Each Holder shall provide written confirmation to the Corporation of his, her or its Beneficial Ownership of Common Stock of the Corporation from time to time at the request of the Corporation.

(b)

Following an Automatic Conversion, the Corporation shall within two Business Days, deliver notice to each Holder that an Automatic Conversion has occurred, at the address of each Holder which the Corporation then has on record (an “Automatic Conversion Notice”); provided, that the Corporation is not required to receive any confirmation that such Automatic Conversion Notice was received by a Holder, but instead assuming such Automatic Conversion Notice was sent to the address which the Corporation then has on record for such Holder, the Automatic Conversion Notice shall be treated as received by the Holder for all purposes on the third Business Day following the date such notice was sent by the Corporation (the “Automatic Conversion Notice Receipt Date”). Within three Business Days following the Automatic Conversion Notice Receipt Date, the Corporation shall issue to each Holder all shares of Common Stock which such Holder is due in connection with the Automatic Conversion (the “Automatic Conversion Shares”, and together with the Holder Conversion Shares, the “Shares”) and promptly deliver such Automatic Conversion Shares to the address of Holder which the Corporation then has on record (a “Delivery”). The Automatic Conversion Shares issuable in connection with an Automatic Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Automatic Conversion Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Automatic Conversion Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Automatic Conversion Shares, such Automatic Conversion Shares shall be issued as Restricted Shares.

C-4

(c)

The issuance and Delivery by the Corporation of the Automatic Conversion Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series C Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series C Preferred Stock and Preferred Stock Certificates held by Holder or his, her or its assigns.

(d)

Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (e)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Automatic Conversion Shares to reflect the cancellation of the Series C Preferred Stock subject to the Automatic Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

(e)

Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

(f)

In the event that the Delivery of any Automatic Conversion Shares is unsuccessful and/or any Holder fails to accept such Automatic Conversion Shares, such Automatic Conversion Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Automatic Conversion Shares, provided that the Holder’s failure to accept such Automatic Conversion Shares and/or the Corporation’s inability to Deliver such shares shall in no event effect the validity of the Cancellation.

(g)	The Automatic Conversion terms described above shall supersede and take priority over the Holder’s optional Holder Conversion right in the event that there are any conflicts between such rights.

3.3

Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series C Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series C Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

C-5

3.4

No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion rights of the Holders of Series C Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section shall prohibit the Corporation from amending its Articles of Incorporation, subject to the other terms of this Designation, with the requisite consent of its shareholders and the Board of Directors, provided that such amendment will not prohibit the Corporation from having sufficient authorized shares of Common Stock to permit conversion hereunder.

3.5

Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the Conversion of the shares of the Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the Conversion of all then outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the Conversion of all then outstanding shares of the Series C Preferred Stock, the Corporation will use its commercially reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

4.	Adjustments for Recapitalizations.

4.1

Equitable Adjustments for Recapitalizations. Each of (a) the Conversion Ratio set forth in Section 3.1 (the “Preferred Stock Adjustable Provisions”); (b) the Series C Voting Shares and the Conversion Ratio (to the extent not adjusted by the Preferred Stock Adjustable Provisions) (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization (the “Other Equitable Adjustable Provisions”); or (ii) the Board of Directors of the Corporation determines in their reasonable, good faith judgment is required to be equitably adjusted in connection with any Recapitalizations, shall be subject to equitable adjustment as provided in Sections 4.2 through 4.3, below, as determined by the Board of Directors in their reasonable discretion.

4.2

Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series C Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted, as determined by the reasonable, good faith determination of the Board of Directors. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series C Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted, as determined by the reasonable, good faith determination of the Board of Directors.

C-6

4.3

Adjustments for Subdivisions or Combinations of Series C Preferred Stock. In the event the outstanding shares of Series C Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series C Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted, as determined by the reasonable, good faith determination of the Board of Directors. In the event the outstanding shares of Series C Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series C Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted, as determined by the reasonable, good faith determination of the Board of Directors. Provided however that the result of any concurrent adjustment in the Common Stock (as provided under Section 4,2) and any series of Series C Preferred Stock (as provided under Section 4.3) shall only be to affect the equitable adjustable provisions hereof once.

4.4

Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon Conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series C Preferred Stock shall have the right thereafter to convert such shares of Series C Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon Conversion of such Series C Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

4.5

Other Adjustments. The Board of Directors of the Corporation shall also adjust equitably, and shall have the right to adjust equitably, any or all of the Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determine in their reasonable, good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

4.6

Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the Conversion of the Series C Preferred Stock.

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5.	Voting.

5.1

Voting In General. In addition to any rights set forth below, on any matter presented to the shareholders of the Corporation for their action or consideration at any meeting of shareholders of the Corporation (or by written consent of shareholders in lieu of meeting), each share of Series C Preferred Stock shall entitle the Holder thereof to a number of votes equal to the Series C Voting Shares. Each Holder shall be entitled, notwithstanding any provision hereof, to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation. Except as provided by law or by the other provisions of the Articles of Incorporation or this Designation, holders of Series C Preferred Stock shall vote together with the holders of Common Stock as a single class.

5.2

Amendments to this Designation. Any of the terms of this Designation may be amended solely with the approval of the independent members of the Board of Directors of the Corporation and a Simple Majority, and such amendment shall not require any other approval of the common stock holders or any preferred shareholders of the Corporation, other than as expressly required herein or by law.

5.3	No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

5.4

Board of Director Appointment Rights. For so long as the Board of Directors has at least five (5) members, the Holders of the Series C Preferred Stock, voting as a separate class, shall be entitled to elect a number of members of the Board of Directors of the Corporation equal to the Series C Director Number and for so long as the Board of Directors has less than five (5) members, the Holders of the Series C Preferred Stock, voting as a separate class, shall be entitled to elect one (1) member of the Board of Directors of the Corporation, by a Simple Majority (as applicable, the “Series C Directors”). The Holders of the Series C Preferred Stock shall have the right to elect or re-elect the Series C Directors at each meeting, or pursuant to each written consent, of the Corporation’s shareholders for the election of directors.

Any director who shall have been elected by the holders of Series C Preferred Stock pursuant to Section 5.4 hereof, may be removed during such director’s term of office, either with or without cause, by and only by, an affirmative vote of the Holders of a Simple Majority of the then outstanding shares of Series C Preferred Stock, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of such shareholders, and any vacancy thereby created may be filled by such Holders of Series C Preferred Stock represented at the meeting or pursuant to the written consent of such shareholders. Upon any other vacancy (i.e., other than a vacancy caused by removal) in the office of a director elected by Holders of Series C Preferred Stock pursuant to Section 5.4 hereof, the Holders of a Simple Majority of the then outstanding shares of Series C Preferred Stock may, by affirmative vote, elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

In the event any Series C Director elected by the holders of Series C Preferred Stock pursuant to Section 5.4 hereof is removed, resigns, fails to stand for re-election or otherwise ceases to serve as a Director of the Corporation (each a “Notification Event”), the Corporation shall provide each Holder notice of such Notification Event within ten (10) Business Days of the occurrence of such Notification Event (the “Series C Notice”). Each holder shall have a period of thirty (30) days from the date of the Corporation’s mailing of such Series C Notice (the “Series C Notice Period”) to provide the Corporation written notice of such Holder’s nominee to fill the vacancy of the former Series C Director (each a “Series C Nominee”). After the expiration of the Series C Notice Period, the Secretary of the Corporation shall total the Series C Nominee votes cast by the Holders, and the Series C Nominee receiving the highest total percentage vote for nomination of the outstanding Series C Preferred Stock, shall appear on any ballot delivered by the Corporation for the vote of the Series C Preferred Stock Holders of such replacement Series C Director (a “Replacement Director Vote”). The Replacement Director Vote shall be held as soon as practicable after the end of the Series C Notice Period.

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6.	Protective Provisions.

6.1

For so long as any Series C Preferred Stock shares are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of a Simple Majority:

(a)	Amend any provision of this Designation;

(b)	Increase or decrease (other than by redemption or conversion) the total number of authorized shares of any Preferred Stock of the Corporation;

(c)	Adopt or authorize any new designation of any Preferred Stock;

(d)	Amend the Articles of Incorporation of the Corporation in a manner which adversely affects the rights, preferences and privileges of the Series C Preferred Stock;

(e)	Effect an exchange, or create a right of exchange, cancel, or create a right to cancel, of all or any part of the shares of another class of shares into shares of Series C Preferred Stock;

(f)	Issue any additional shares of Preferred Stock; or

(g)	Alter or change the rights, preferences or privileges of the shares of Series C Preferred Stock so as to affect adversely the shares of such series.

7.	Redemption. The Series C Preferred Stock shall not have any redemption rights.

8.	Notices.

8.1

In General. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, the Corporation’s principal executive office as set forth in its filings with the Securities and Exchange Commission, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

8.2	Notices of Record Date. In the event that the Corporation shall propose at any time:

(a)	to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(b)	to voluntarily liquidate or dissolve;

then, in connection with each such event, the Corporation shall send to the Holders of the Series C Preferred Stock at least ten (10) days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

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Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series C Preferred Stock at the address for each such Holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed. All notices to Holders having a non-U.S. address shall be sent by international express courier.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a Simple Majority, voting together as a single class.

9.

No Preemptive Rights. No Holder shall have the right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such shareholder.

10.	Reports. The Corporation shall mail to all holders of Series C Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

11.

Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series C Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series C Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series C Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series C Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

12.

No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series C Preferred Stock shall have no other rights, privileges or preferences with respect to the Series C Preferred Stock.

13.

Transfer Restrictions. The shares of Series C Preferred Stock shall not be Transferred by any Holder thereof after the Filing Date to any Person other than Aleksandar Milovanović, Zoran Milosevic, and Snežana Božović. “Transfer” means directly or indirectly (a) offering for sale, selling, pledging, hypothecating, transferring, assigning or otherwise disposing of (or enter into any transaction or device that is designed to, or could be expected to, result in the sale, pledge, hypothecation, transfer, assignment or other disposition at any time) (including, without limitation, by operation of law); or (b) entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the benefits or risks of ownership of the applicable securities, whether any such transaction is to be settled by delivery of securities or other securities, in cash or otherwise. In furtherance of the foregoing, the Corporation and its Transfer Agent are hereby authorized (i) to decline to make any Transfer of securities if such Transfer would constitute a violation or breach of this Section 13; and (ii) to imprint on any certificate representing Series C Preferred Stock (and/or any book-entry statement) with a legend describing the restrictions contained herein, as described below:

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THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF SUCH SERIES C PREFERRED STOCK. THESE SHARES MAY NOT BE SOLD, EXCEPT IN COMPLIANCE WITH THAT CERTIFICATE OF DESIGNATION.

Any attempted transfer in violation of the terms of this Section 13 shall be void ab initio.

14.

Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”. “Dollars” or in this Designation means United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”: (xii) references to “days” means calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

15.	Miscellaneous.

15.1

Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series C Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation.

15.2

Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series C Preferred Stock, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series C Preferred Stock.

15.3

Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series C Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series C Preferred Stock (and the Holders thereof) upon the written consent of a Simple Majority, together with the approval of the Board of Directors of the Corporation, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series C Preferred Stock shall be required.

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15.4

Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

16.	Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

16.1

“Automatic Conversion Date” means the date that the aggregate Beneficial Ownership of Aleksandar Milovanović, Zoran Milosevic, and Snežana Božović (collectively), falls below ten percent (10%) of the Corporation’s Common Stock then outstanding, or the first Business Day thereafter that the Corporation becomes aware of such.

16.2

“Beneficial Ownership” means beneficial ownership of the Corporation’s Common Stock (calculated pursuant to Rule 13d-3 of the Exchange Act), calculated without regard to any shares of Common Stock issuable upon conversion of the Series C Preferred Stock, nor any voting rights associated with such Series C Preferred Stock.

16.3	“Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the city in which the Corporation has its principal place of business.

16.4	“Common Stock” means the common stock, $0.00001 par value per share, of the Corporation.

16.5	“Conversion Ratio” means one (1).

16.6

“Distribution” means the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than repurchases of Common Stock (or securities convertible into Common Stock) approved by the Corporation’s Board of Directors.

16.7	“Filing Date” means the date that this Designation is filed with the Secretary of State of Nevada.

16.8	“Holder” means the person or entity in which the Series C Preferred Stock is registered on the books of the Corporation.

16.9

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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16.10	“Preferred Stock” means all shares of the Corporation’s issued and outstanding preferred stock, including, but not limited to the Series C Preferred Stock.

16.11	“Preferred Stock Certificates” means the stock certificate(s) issued by the Corporation representing the applicable Series C Preferred Stock shares.

16.12	“Recapitalization” means any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 4.2 through 4.4.

16.13

“Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)):

The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.

16.14	“SEC” means the Securities and Exchange Commission.

16.15	“Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

16.16	“Series C Director Number” means:

(A) two (2), for so long as the aggregate Beneficial Ownership of Aleksandar Milovanović, Zoran Milosevic, and Snežana Božović (collectively), totals more than forty percent (40%) of the Corporation’s Common Stock then outstanding; and

(B) one (1), to the extent the aggregate Beneficial Ownership of Aleksandar Milovanović, Zoran Milosevic, and Snežana Božović (collectively), is forty percent (40%) or less of the Corporation’s Common Stock then outstanding, provided if the aggregate Beneficial Ownership of Aleksandar Milovanović, Zoran Milosevic, and Snežana Božović (collectively), shall ever be forty percent (40%) or less of the Corporation’s Common Stock then outstanding, then (B) above shall control, whether or not such Beneficial Ownership ever increases above forty percent (40%) again in the future.

16.17	“Series C Voting Shares” means seven thousand, five hundred (7,500).

16.18	“Simple Majority” means the holders of at least a majority of the issued and outstanding shares of Series C Preferred Stock.

16.19

“Transfer Agent” means initially, the Corporation, which will be serving as its own transfer agent for the Series C Preferred Stock, but at the option of the Corporation from time to time, may also mean any transfer agent which the Corporation may use for its Series C Preferred Stock.

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NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation.

[Remainder of page left intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the Corporation has caused this “Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series C Preferred Stock,” to be duly executed this   day of                                                                          2023.

Golden Matrix Group, Inc.

By:
Name:	Anthony Brian Goodman
Title:	Chief Executive Officer

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Exhibit A

NOTICE OF CONVERSION

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series C Voting Preferred Stock of Golden Matrix Group, Inc., a Nevada corporation (the “Corporation”), pursuant to the terms and conditions of that certain Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designations, Preferences, Limitations and Relative Rights of Its Series C Voting Preferred Stock (the “Designation”), approved by the Board of Directors of the Corporation on ________________, 2023. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Designation.

Conversion: In accordance with and pursuant to such Designation, the Holder hereby elects to convert the number of shares of Series C Voting Preferred Stock indicated below into shares of Common Stock of the Corporation as of the date specified below.

Date of Conversion:

Number of Preferred Shares Held by Holder:

Amount Being Converted Hereby:

Common Stock Shares Due:

Preferred Shares Held After Conversion:

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of shares of Common Stock (the “Shares”) issuable in accordance with the terms of the Designation as set forth above. If Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the Securities Act, be Restricted Shares, unless the Shares are covered by a valid and effective registration under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

If stock certificates are to be issued, they shall be issued in the following name and to the following address:

[Continued on Next Page]

Authority: Any individual executing this Notice of Conversion on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Notice of Conversion on behalf of such entity.

(Print Name of Holder)

By/Sign:

Print Name:

Print Title:

ANNEX D

Promissory Note

[$13,125,000/$1,250,000/$625,000]	_____________, 2023

FOR VALUE RECEIVED, Golden Matrix Group, Inc., a Nevada corporation (the “Maker”), hereby promises to pay to the order of [Aleksandar Milovanovic/Zoran Milosevic/Snezana Bozovic], a natural person residing in the Republic of Serbia (the “Payee”), in lawful money of the United States of America, the principal sum of USD [$13,125,000/$1,250,000/$625,000] (the “Principal”) or such lesser amount as may be advanced to or for the benefit of the Maker hereunder, together with interest accruing on the outstanding Principal from the date hereof, all as provided below. This Note is one of three Promissory Notes totaling $15,000,000 issued by the Maker to the Sellers (defined below) pursuant to the SPA (collectively, the “SPA Notes”).

1. Equity Purchase & Sale Transaction. This Note evidences Maker’s obligation and debt to pay a portion of the Purchase Price pursuant to that certain Amended and Restated Sale and Purchase Agreement dated June 27, 2023, at the Closing, which has been completed on or around the date hereof (the “SPA”) between Maker, as the purchaser, and Payee, as well as the other sellers party thereto (collectively, the “Sellers”), pursuant to which Maker is acquiring all of Payee’s equity interests in four companies organized and existing in the Republics of Serbia, Montenegro, Malta, and Cyprus. All capitalized but undefined terms in this Promissory Note (this “Note”) shall have the meanings set forth in the SPA.

2. Security for Payment. This Note is unsecured.

3. Interest Rate.

(a) Non-Default Rate. Subject to Section 2(b), all amounts outstanding under this Note shall bear interest at a fixed, non-variable rate equal to the lesser of (A) seven percent (7%) per annum and (B) the Maximum Rate. The “Maximum Rate” shall mean the maximum rate of interest allowed under applicable law. All interest shall be computed for the actual number of days which have elapsed for any whole or partial month (or other applicable period).

(b) Default Rate. In this Note, the “Default Rate” shall mean the fixed, non-variable rate equal to the lesser of (A) twelve percent (12%) per annum and (B) the Maximum Rate. The “Maximum Rate” shall mean the maximum rate of interest allowed under applicable law. The Default Rate shall be applicable under the circumstances set forth in Section 6 hereof.

(c) Maximum Rate. Regardless of any other provision of this Note or the other Transaction Documents, if for any reason the effective interest rate should exceed the Maximum Rate, the effective interest rate shall be deemed reduced to, and shall be, the Maximum Rate, and (i) the amount which would be excessive interest shall be deemed applied to the reduction of the Principal of this Note and not to the payment of interest, and (ii) if the obligation evidenced by this Note has been or is thereby paid in full, the excess shall be returned to the party paying same. Such application to the Principal of this Note or the refunding of such excess shall constitute a complete settlement and acquittance thereof.

4. Payments.

(a) Monthly Interest Payments. Maker shall pay Payee all accrued interest on the first (1st) day of each calendar month, beginning with the payment due on the first day of the first calendar month following the Closing Date of the Acquisition, and ending on the Maturity Date (each such payment, a “Monthly Interest Payment”). For the avoidance of doubt, during the period between such Closing Date and the Maturity Date, the payments are “interest only.” Attached as Attachment 1 is a schedule of the Monthly Interest Payment dates and amounts.

D-1

(b) Payment at Maturity. In this Note, the “Maturity Date” shall mean the date which is the twenty-four (24)-month anniversary of the Closing Date. On the Maturity Date, Maker shall pay Payee (i) the outstanding Principal, (ii) all accrued but unpaid interest and (iii) any and all other sums due by Maker to Payee hereunder (such payment, the “Maturity Payment”).

(c) Business Days. In this Note, a “Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Las Vegas, Nevada. If any payment under this Note shall be due on a day other than a Business Day, such payment shall be made no later than by the next succeeding Business Day, and such extension of time shall be included in computing interest in connection with such payment.

(d) Payment Terms. All payments of Principal and interest on this Note shall be made in immediately available U.S. federal funds, either by wire transfer in accordance with Payee’s written wire instructions from time to time, or delivery to such other account, or by such other means, as Payee may designate by notice to Maker (in Payee’s reasonable discretion). All payments shall be credited prior to close of business if received by Lender prior to 2:00 p.m. local time on a Business Day at the Payee’s place of payment, and if received after such time, shall be deemed for all purposes (including, without limitation, the accrual of interest) to have been received on the next Business Day.

(e) Application. Unless otherwise required by applicable law, as long as no Event of Default has occurred, all payments hereunder shall be applied first to any late charges; second, to any unpaid collection, enforcement, or other reimbursable fees, costs, and expenses hereunder; third, to any accrued, unpaid interest; and fourth, to principal. Upon the occurrence of an Event of Default, all payments hereunder shall be applied in such order, manner, and time as Payee may elect, in its sole discretion.

(f) Late Charge. If Maker fails to make any payment of Principal, interest or other amount due hereunder within three (3) Business Days of the date due and payable, the Maker also shall pay to the Payee a late charge equal to eight percent (8%) of the amount of such payment which was not paid. Such three (3) Business Day period shall not be construed in any way to extend the due date of any such payment.

5. Prepayments. The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty.

6. Events of Default & Remedies.

(a) Obligors. As used herein, the term “Obligor” means the Maker and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Maker’s obligations to the Payee existing on the date of this Note or arising in the future.

(b) Events of Default. The occurrence of any of the following events shall be deemed an “Event of Default” under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period, or any Obligor’s failure to observe or perform any covenant or other agreement, under or contained in any Transaction Document or any other document now or in the future evidencing or securing any debt, liability or obligation of any Obligor to the Payee, following any applicable cure period set forth in such applicable Transaction Document; (iii) if any Obligor is insolvent as defined in 11 U.S.C. §548, or files or becomes the subject of a filing under any state or federal bankruptcy, insolvency or similar proceeding, including under 11 U.S.C. §101 et seq., and including any action or proceeding involving (A) any assignment by any Obligor for the benefit of creditors, (B) any levy, garnishment, attachment or similar action against its material property, or (C) the imposition of a receivership or trustee arrangement over the Obligor’s property (a “Bankruptcy” action), provided that in the case of becoming subject to any involuntary state or federal bankruptcy, insolvency or similar proceeding, including under 11 U.S.C. §101 et seq., or any involuntary action described in (B) and (C) above, the Obligor shall have sixty (60) days to dismiss such filing or action described in (B) and (C) above, before such event shall be deemed an Event of Default (unless it fails to begin seeking dismissal within the first thirty (30) days); (iv) a default with respect to any other indebtedness of any Obligor for borrowed money in an amount exceeding $1,000,000, if the effect of such default is to cause or permit the acceleration of such debt; (v) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Payee, which is not dismissed within thirty (30) days; (vi) the entry of a final non-appealable judgment against any Obligor in an amount exceeding $1,000,000, and the failure of such Obligor to discharge the judgment within 10 days of the entry thereof; (vii) any change in any Obligor’s business, assets, operations, financial condition or results of operations that has or could reasonably be expected to have a material adverse effect on any Obligor; (viii) any Obligor ceases doing business as a going concern; (ix) any material representation or warranty made by any Obligor to the Payee in any Transaction Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Payee, is false, erroneous or misleading in any material respect, following any applicable cure period set forth in such applicable Transaction Document; or (x) the revocation or attempted revocation, in whole or in part, of any payment obligation or guarantee by any Obligor.

D-2

(c) Remedies. Upon the occurrence of an Event of Default: (i) if an Event of Default specified in Section 6(b)(iii) above shall occur, the outstanding Principal and accrued interest hereunder, together with any additional amounts payable hereunder, shall be immediately due and payable without demand or notice of any kind; (ii) if any other Event of Default shall occur, the outstanding Principal and accrued interest hereunder, together with any additional amounts payable hereunder, at the Payee’s option (in its sole discretion) with written notice to the Maker (within thirty (30) days thereafter) and without demand or notice of any kind (except for such written notice to Maker of such acceleration), may be accelerated and become immediately due and payable; (iii) at the Payee’s option, this Note shall bear interest at the Default Rate from the date of the occurrence of the Event of Default until payment in full; and (iv) the Payee may exercise from time to time any of the rights and remedies available under the Transaction Documents or under applicable law.

(d) Enforcement Costs. Maker shall pay upon demand, to the maximum extent permitted by law, all fees, costs, and expenses incurred by the Payee in the enforcement of its rights in and under this Note, including without limitation the fees and expenses of Payee’s counsel.

(e) Default Interest. Upon the occurrence of any Event of Default (as hereinafter defined), at the Payee’s option (in its sole discretion), with written notice to Maker (within thirty (30) days thereafter), all outstanding amounts due and payable under this Note shall bear interest at the Default Rate. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Payee’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Payee’s exercise of any rights and remedies hereunder, under the other Transaction Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Payee may employ. In addition, the Default Rate reflects the increased credit risk to the Payee of carrying an account receivable that is in default. Maker agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Payee, and that the actual harm incurred by the Payee cannot be estimated with certainty and without difficulty.

(f) Cumulative Remedies. The remedies of Payee under this Note or any other Transaction Document, or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together in Payee’s discretion.

(g) Notice. Notwithstanding the notice obligations in Section 6(c) and 6(e) hereof, if Payee failed to timely give notice within the indicated periods, (i) that shall not partially or wholly void, invalidate, nullify, or otherwise jeopardize the acceleration or application of default interest (as the case may be), except solely to the extent (if any) to which Maker is materially prejudiced by the delay in such notice, and (ii) that shall be irrelevant and of no consequence whatsoever if Maker receives actual notice of Payee’s action or decision in some other manner.

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7. Indemnity. Maker hereby agrees to and shall indemnify the Payee, each person or legal entity, if any, which controls, is controlled by or is under common control with the Payee, and each of their respective shareholders, members, partners, directors, managers, officers, agents, and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) (each, a “Claim”) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of Maker), in connection with, arising out of, or relating to the matters referred to in this Note or in the other Transaction Documents, including with respect to any (i) breach of a representation or warranty by Maker or any other Obligor, (ii) breach by Maker or any other Obligor of a Transaction Document; (c) negligence, fraud, or willful misconduct by Maker or any other Obligor; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this paragraph shall survive the termination of this Note, payment of any advance hereunder and the assignment of any rights hereunder. The Maker may participate at its expense in the defense of any such action or claim.

8. Maker’s Representations & Warranties.

(a) Corporate Representations. Maker is a for-profit corporation, duly formed, validly existing and in good standing under the laws of the state of Nevada, with all requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. Maker is duly qualified to transact business under the laws of each jurisdiction where the character of its activities or the location of the properties owned or leased by it requires such qualification. Maker has all necessary power and authority to execute and deliver this Note, to carry out its obligations hereunder, and to consummate the transactions contemplated herein. The execution, delivery, and performance of this Note have been duly and validly authorized by all necessary action on the part of Maker, and upon execution and delivery to Payee, constitutes the valid, binding, and enforceable obligation of Maker, enforceable in accordance with its respective terms (subject to Bankruptcy laws and principles of equity).

(b) No Conflicts. Maker’s execution, delivery, and performance of this Note: (i) will not create in any third party the right to prevent, enjoin or otherwise delay the transactions contemplated herein or in the Transaction Documents and (ii) do not or will not violate or conflict with, constitute a breach of or default under, result in the loss of any benefit under, permit the acceleration of any obligation under or create in any party the right to terminate, modify or cancel, (A) any term or provision of Maker’s Articles of Incorporation, Bylaws, or Certificates of Designation, (B) any contract of Maker, (C) any obligation of Maker under the rules or requirements of any stock exchange on which its shares are currently traded, or (D) any permit, franchise, license, stock exchange or other governmental approval procured and maintained by Maker.

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9. Waivers; Non-waivers.

(a) The Maker, Obligors, and all other makers and indorsers of this Note hereby forever waive presentment for payment, demand, protest, notice of dishonor, notice of demand, notice of non-payment, notice of intent to accelerate and notice of acceleration, and any other notice of any kind. Maker also waives all defenses based on suretyship or impairment of collateral. Maker hereby further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and/or of any state thereof, both as to itself and in and to all of its property, real and personal, in respect of the enforcement and collection of the obligations evidenced by this Note or the other Transaction Documents.

(b) No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a partial or past due payment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Payee thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by any applicable laws; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Payee agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(c) Maker is and shall be obligated to pay principal, interest and any and all other amounts which become payable hereunder or under the other Transaction Documents absolutely and unconditionally and without any abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Payee hereunder shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any Bankruptcy law, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return thereof to Maker and shall not be discharged or satisfied with any prior payment thereof or cancellation of this Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

10. Miscellaneous.

(a) Obligations. If this Note is executed by more than one Maker (at inception or subsequently), the obligations of such persons or entities hereunder shall be joint and several.

(b) Incorporation by Reference.

(1) The Maker hereby incorporates by reference all of the “Miscellaneous Provisions” set forth in Article XIII of the SPA, as if fully set forth herein, with only those (i) contextual changes which are necessary and appropriate given their inclusion in this Note (e.g., the substitution of “Purchaser” with “Maker,” and “Seller” with “Payee”); and (ii) the following specific changes: (A) notwithstanding Section 13.3 of the SPA, Maker shall not assign or delegate any portion or all of this Note to any third party; and (B) Section 13.18 of the SPA shall not apply to this Note (i.e., Maker shall deliver a hard-copy, “wet-signature” original of this Note to Payee).

(2) Notwithstanding this incorporation by reference (and any other term hereof), the Parties’ mutual intention is for this Note to be valid, binding, and enforceable as a stand-alone document, independently of the SPA, subject only to defenses which may be lodged to the enforcement of a promissory note and not those solely applicable to a contract.

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(c) Scrivener’s Errors. Payee may modify this Note for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Payee shall send a copy of any such modification to the Maker (which notice may be given by electronic mail).

(d) Time of the Essence. Time is of the essence in the payment of all amounts due hereunder.

(e) Equal Treatment of Holder. The Maker shall not make any payment of principal or interest on the SPA Notes in amounts which are disproportionate to the respective principal amounts outstanding on the SPA Notes at any applicable time.

(f) Amendment and Waiver. Any term of this Note may be amended, modified, supplemented, or waived with the prior, written consent of the Maker and the Requisite Holders in a signed writing. Upon the effectuation of such waiver or amendment with the consent of the Requisite Holders in conformance with this paragraph, such amendment or waiver shall be effective as to, and binding against the holders of, all of the SPA Notes, and the Maker shall promptly give written notice thereof to the Holder if the Holder has not previously consented to such amendment or waiver in writing, provided that the failure to give such notice shall not affect the validity of such amendment or waiver. “Requisite Holders” means the holders of a majority of the outstanding aggregate principal amount under the SPA Notes. Notwithstanding the above Section 10(e), no amendment to this Note shall decrease the amount of principal owed hereunder without the consent of the Holder.

[The remainder of this page is intentionally blank and the signature page follows.]

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[Signature Page to Promissory Note]

IN WITNESS WHEREOF, the Maker has executed this Promissory Note instrument as of the date set forth above.

MAKER

Golden Matrix Group, Inc., a Nevada corporation

By:
Name:	A. Brian Goodman
Title:	President
Date:

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ATTACHMENT 1

TO PROMISSORY NOTE

Payment Schedule

Payment	Payment Type	Payment Date	Amount
1.	Monthly Interest Payment	1st day of the 1st calendar month following the Closing Date	$__________
2.	Monthly Interest Payment	1st day of the next calendar month	$__________
3.	Monthly Interest Payment	1st day of the next calendar month	$__________
4.	Monthly Interest Payment	1st day of the next calendar month	$__________
5.	Monthly Interest Payment	1st day of the next calendar month	$__________
6.	Monthly Interest Payment	1st day of the next calendar month	$__________
7.	Monthly Interest Payment	1st day of the next calendar month	$__________
8.	Monthly Interest Payment	1st day of the next calendar month	$__________
9.	Monthly Interest Payment	1st day of the next calendar month	$__________
10.	Monthly Interest Payment	1st day of the next calendar month	$__________
11.	Monthly Interest Payment	1st day of the next calendar month	$__________
12.	Monthly Interest Payment	1st day of the next calendar month	$__________
13.	Monthly Interest Payment	1st day of the next calendar month	$__________
14.	Monthly Interest Payment	1st day of the next calendar month	$__________
15.	Monthly Interest Payment	1st day of the next calendar month	$__________
16.	Monthly Interest Payment	1st day of the next calendar month	$__________
17.	Monthly Interest Payment	1st day of the next calendar month	$__________
18.	Monthly Interest Payment	1st day of the next calendar month	$__________
19.	Monthly Interest Payment	1st day of the next calendar month	$__________
20.	Monthly Interest Payment	1st day of the next calendar month	$__________
21.	Monthly Interest Payment	1st day of the next calendar month	$__________
22.	Monthly Interest Payment	1st day of the next calendar month	$__________
23.	Monthly Interest Payment	1st day of the next calendar month	$__________
24.	Maturity Payment	24-month anniversary of the Closing Date	A minimum of: $__________

(End of Attachment 1)

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 ANNEX E

Exhibit D

Form of Nominating and Voting Agreement

(See attached.)

E-1

NOMINATING AND VOTING AGREEMENT

This Nominating and Voting Agreement (this “Agreement”), dated                                  , 2023, is entered into by and among Golden Matrix Group, Inc., a Nevada corporation (“Golden Matrix”); Anthony Brian Goodman, an individual (“Goodman”) and Luxor Capital LLC, a Nevada limited liability company (“Luxor” and together with Goodman, the “Goodman Parties”); and Aleksandar Milovanović (“Milovanović”), Zoran Milosevic (“Milosevic”), and Snežana Božović (“Bozovic”), each individuals. Each of the foregoing is a “Party” and collectively, they are the “Parties”. Milovanović, Milosevic and Bozovic are each referred to as a “Seller Party” and collectively referred to as the “Seller Parties”.

Recitals

A. Each of Golden Matrix and each Seller Party, has entered into that certain Amended and Restated Sale and Purchase Agreement of Share Capital, dated June 27, 2023 (as amended from time to time, the “Purchase Agreement”), by and between Golden Matrix, as purchaser, and each of the Seller Parties, as the shareholders of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of The Republic Of Serbia (Company Id No. 08724636)(“Meridian”); Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro (Company No. 50075061)(“Meridianbet”); Meridian Gaming Holdings Ltd., a company formed and registered in The Republic Of Malta (Company No. C 75631)(“Meridian Gaming”); and Meridian Gaming (Cy) Ltd, a company formed and registered in The Republic Of Cyprus (Company No. C314265)(“Meridian Gaming (Cy)”) (collectively, Meridian, Meridianbet, Meridian Gaming, and Meridian Gaming (Cy) are the “Companies”), as sellers.

B. Pursuant to the Purchase Agreement, the Seller Parties have agreed to sell all of their interests in the Companies to Golden Matrix (the “Purchase”) in consideration for (i) cash paid at closing of the purchase (the “Closing”) as well as post-Closing (both on a specific date and pursuant to a Promissory Note); and (ii) (a) an aggregate of 82,141,857 shares of common stock of Golden Matrix, $0.00001 par value per share (the “Common Stock” and the “Closing Common Shares”); (b) 1,000 newly designated shares of Series C Preferred Stock of Golden Matrix, each of which has the right to vote an aggregate of 7,500 voting shares on all Company matters (the “Series C Shares”); and (iii) the right to earn additional cash and shares of Common Stock post-Closing of the Purchase, subject to certain conditions (the “Post-Closing Shares” and collectively with the Closing Common Shares and Series C Shares, the “Golden Matrix Shares”).

C. As a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement and the issuance of such Golden Matrix Shares to the Seller Parties, the Parties are required to enter into and perform this Agreement.

D. The Parties desire to enter into this Agreement to provide for certain nomination and voting rights as set forth herein, each on the terms and subject to the conditions set forth herein.

Nominating and Voting Agreement

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E. The rights and obligations set forth herein are of significant benefit to both Golden Matrix and the Seller Parties.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Agreement

1. Definitions. The defined terms in the introductory paragraphs, the defined terms set forth below, and the defined terms in the remainder of this Agreement each has the meaning so given to it whenever used throughout this Agreement; provided, however, that each capitalized term used herein but not defined herein has the meaning given to it in the Purchase Agreement.

1.1. “Board” means the Board of Directors of Golden Matrix.

1.2. “Board Appointee” means, as applicable, (a) a person designated for nomination to the Board by the Committee pursuant to its Board Appointment Right or (b) a person designed for nomination to the Board by the Seller Parties pursuant to their Board Appointment Right.

1.3. “Board Appointment Notice” means notice of a proposed Election Meeting or Consent to appoint members of the Board.

1.4. “Board Appointment Right” means the right of the Committee and/or the Seller Parties to designate a nominee for election or appointment to the Board as set forth in Section 3 of this Agreement or under the Series C Designation.

1.5. “Cause” means, in the context of a basis for removal of a Nominated Person, or of reasonable grounds to not nominate or appoint a Board Appointee to the Board, that: (i) such person materially breaches any obligation, duty, covenant or agreement under any employment agreement with Golden Matrix, which breach is not cured or corrected within thirty (30) days of written notice thereof from Golden Matrix (except for breaches which cannot be cured and for which Golden Matrix need not give any opportunity to cure, or which involve gross negligence or willful misconduct); (ii) such person’s willful failure or refusal to perform or nonperformance of his/her duties required by any employment agreement with Golden Matrix or assigned by Golden Matrix through the Board, and without a reasonable, good faith basis for such person to do so; provided, however, that such person shall have first received written notice from Golden Matrix stating with specificity the nature of such failure and refusal and affording such person an opportunity, as soon as practicable, to adequately establish such reasonable, good faith basis in writing, with supporting evidence, within ten (10) days after written notice; (iii) any gross negligence or willful misconduct of such person with regard to Golden Matrix or any of its subsidiaries resulting in a material economic loss to Golden Matrix or material damage to Golden Matrix’s reputation or business relationships; (iv) such person commits any act of misappropriation of funds or embezzlement; (v) such person commits any act of fraud; (vi) such person is indicted or convicted of, or pleads guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law (unless, in the case of any of the above offenses, such person adequately establishes a reasonable basis in writing, with supporting evidence, within ten (10) days, that such offense does not cast reasonable doubt on such person’s ability to perform his/her duties going forward); (vii) such person commits a substantial violation of the written policies and procedures of Golden Matrix, which breach is not cured or corrected within thirty (30) days of written notice thereof from Golden Matrix (except for breaches which cannot be cured and for which Golden Matrix need not give any opportunity to cure, or which involve gross negligence or willful misconduct); (viii) such person is not able to perform his or her duties due to the material abuse of alcohol, illegal drugs, or controlled substances, which is not cured or corrected within thirty (30) days of written notice thereof from Golden Matrix; (ix) such person’s inability or failure to secure and/or maintain any license or permit required for such person to provide services to Golden Matrix, or Golden Matrix’s inability or failure to secure and/or maintain any license or permit required for Golden Matrix’s operations, due to Golden Matrix’s engagement of such person, or such person’s status as a member of the Board, in each case, by a governmental agency with jurisdiction over a material portion of Golden Matrix’s business, including any finding of unsuitability by a material regulator; or (x) such person was or has become mentally or physically incapacitated or disabled and thus cannot perform or is reasonably unlikely to be able to perform his/her duties for a period of sixty (60) consecutive days or ninety (90) non-consecutive days in any one-year period. Except as set forth in paragraphs (vi), all determinations of Cause shall be determined in the reasonable, good faith determination of the Board or the Seller Parties, as applicable.

Nominating and Voting Agreement

E-3

1.6. “Committee” means the Nominating and Corporate Governance Committee of the Board of Directors of Golden Matrix.

1.7. “Committee Charter” means the duly adopted Charter of the Nominating and Corporate Governance Committee of Golden Matrix, substantially in the form attached as Exhibit A hereto.

1.8. “Effective Date” shall mean the latest date that (a) this Agreement has been countersigned and dated by each of the Parties hereto; and (b) the Closing Date, as such term is defined in the Purchase Agreement, provided that the Effective Date must occur prior to the Required Closing Date (as such may be extended as set forth in the Purchase Agreement), or else this Agreement shall not become effective, and provided further that this Agreement shall be of no force and effect if the Purchase Agreement is terminated pursuant to the terms of the Purchase Agreement, prior to the Closing Date.

1.9. “Golden Matrix Independent Directors” mean the independent members of the Board, other than any Seller Party Nominated Person, even if such Seller Party Nominated Person is otherwise independent.

1.10. “Goodman Parties Voting Shares” means that number of shares of Common Stock and Series B Stock held by the Goodman Parties.

Nominating and Voting Agreement

E-4

1.11. “Nasdaq” means the Nasdaq Capital Market, or such other primary exchange or market on which Golden Matrix’s Common Stock is then listed.

1.12. “Nominating Rights” means the rights and obligations set forth in Section 3.

1.13. “Organizational Documents” means Golden Matrix’s Articles of Incorporation and Bylaws, as amended from time to time, and as then in effect.

1.14. “Series C Designation” means that certain Certificate of Designation of Golden Matrix Group, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of its Series C Preferred Stock, as filed with the Secretary of State of Nevada on [●], 2023, as may be amended from time to time.

2. Effective Date.

2.1. This Agreement shall become effective on the Effective Date.

3. Nominating Provisions.

3.1. With respect to any general meeting of the shareholders of Golden Matrix (the “Shareholders”) (whether annual, special, or otherwise), or pursuant to any consent to action without meeting of the Shareholders, in each case at which the election of directors is to be voted on (each, an “Election Meeting or Consent”), (a) the Committee shall have the right, pursuant to the Committee Charter, to designate for nomination to the Board three (3) Board Appointees, subject to the Committee Charter and the rules and requirements of Nasdaq (each such designated person, a “Committee Nominated Person”); (b) the Seller Parties shall have the right to designate for nomination to the Board up to two (2) Board Appointees as long as they are holders of Series C Shares, and subject to the rights and preferences set forth in the Series C Designation (each such designated person, a “Seller Party Nominated Person”, and together with the Committee Nominated Person, the “Nominated Persons”); and (c) Golden Matrix shall take any and all actions necessary (to the extent such actions are permitted by law): (i) with respect to each applicable Election Meeting or Consent, to include each Nominated Person for election to the Board as part of Golden Matrix’s slate of nominees for election as directors, (ii) to solicit proxies in order to obtain shareholder approval of the election of the Nominated Persons, including causing officers of Golden Matrix who hold proxies (unless otherwise directed by the Golden Matrix shareholder submitting such proxy) to vote such proxies in favor of the election of such Nominated Persons, (iii) to cause the Nominated Persons to be elected to the Board, including recommending that Golden Matrix’s shareholders vote in favor of the Nominated Persons in any proxy statement used by Golden Matrix to solicit the vote of its shareholders in connection with each Election Meeting or Consent, and (iv) to use or provide the same level of effort and same level of support as is used or provided for the other director nominees of Golden Matrix in connection with each Election Meeting or Consent. Notwithstanding the foregoing, at and immediately following Closing, the Parties agree that the Board will consist of (A) four (4) Board Appointees nominated by the Committee and (B) one (1) Board Appointee nominated by the Seller Parties, instead of the numbers (three (3) and two (2), respectively) noted above.

Nominating and Voting Agreement

E-5

3.2. Each Committee Nominated Person shall be selected in the sole discretion of the Committee, and each Seller Party Nominated Person shall be selected in the sole discretion of a majority of the Seller Parties as described in the Series C Designation.

3.3. The Committee shall, subject to applicable law and Golden Matrix’s Organizational Documents, have the right to designate a nominee to the Board to fill any vacancy created by reason of death, disqualification, removal or resignation of any director who was a Committee Nominated Person. The Seller Parties shall have the exclusive right to designate a nominee to the Board to fill any vacancy created by reason of death, disqualification, removal or resignation of any director who was a Seller Party Nominated Person, pursuant to the terms of the Series C Designation. Upon the receipt of an Appointment Notice with respect to any such designation, Golden Matrix shall take any and all necessary action to cause such vacancy to be filled by the applicable Nominated Person set forth in such Appointment Notice as promptly as reasonably practicable. In the absence of a designation from the Committee or the Seller Parties as specified above, such Board seat shall remain vacant until otherwise filled as provided above.

3.4. In accordance with the Series C Designation, at all times when a Seller Party is the holder of a Series C Share, the Parties shall instruct their Nominated Persons to appoint one of the Seller Party Nominated Persons as Chairperson of the Board.

3.5. Notwithstanding anything to the contrary herein, no Party hereto shall include as a nominee for election or appointment to the Board, and the Board shall not be required to take any of the actions in this Section 3, in connection with any person who that Party knows is, or during his/her intended term of office will become, a Disqualified Person. If any Party has a reasonable suspicion or knows that an existing nominee or Board member is a Disqualified Person, such Party shall immediately notify all of the other Parties hereto. For the purposes hereof, a “Disqualified Person” is a person for whom the Committee or the Seller Parties, as applicable, reasonably determines (which determination shall set forth in writing the grounds for such reasonable determination) that the nomination, election or appointment of such person to the Board or retention of such person on the Board, as applicable, would (a) violate the listing rules of Nasdaq or the rules and regulations of the SEC (it being acknowledged that (1) as long as Golden Matrix is listed on Nasdaq and certain current rules remain in effect, a majority of the Board shall be “independent” and (2) certain persons may be disqualified as “bad actors” under Rule 506 promulgated under the Securities Act), (b) due to such person’s past, affiliations or otherwise, would (i) negatively affect the reputation of the Company, (ii) negatively affect the Company’s ability to complete future transactions, or (iii) disqualify the Company from undertaking any offering under applicable securities laws; (c) is improper because there would be Cause to remove or not appoint him/her if he/she were an executive or employee; and (d) is infeasible or improper because such person was or has become mentally or physically incapacitated or disabled and thus cannot perform or is reasonably unlikely to be able to perform his/her duties for a period of sixty (60) consecutive or ninety (90) non-consecutive days in any one-year period, or (c) violate the fiduciary duties that the Board owes to Golden Matrix or its shareholders; provided, however, that if the Board or the Seller Parties, as applicable, reasonably determines that any Board Appointee is unfit for service on the Board for the reasons set forth above, then Golden Matrix or the Seller Parties, as applicable, shall promptly notify the Committee or the Seller Parties, as applicable, and the Committee or the Seller Parties, as applicable, shall then be entitled to designate an alternative or replacement person as a nominee to the Board. Other than pursuant to the foregoing sentence, neither Golden Matrix nor any other Party shall have the right to object to any nominee selected pursuant to this Section 3.

Nominating and Voting Agreement

E-6

The Goodman Parties and the Company hereby represent and warrant to the Seller Parties as of the Effective Date that to the best of their knowledge, none of the existing Directors of the Company are Disqualified Persons.

For the sake of clarity, all Parties agree and confirm that none of the Seller Parties are Disqualified Persons as of the Effective Date.

3.6. This Agreement shall be read in harmony with the Organizational Documents and the rules and regulations of Nasdaq, to the maximum extent reasonably possible, and so as not to render any specific provision herein or therein redundant or meaningless. However, in the event of a reasonably unavoidable conflict or inconsistency between this Agreement and (a) the Organizational Documents, any nomination, election, or other relevant rules or procedures set forth in Golden Matrix’s Organizational Documents which conflict with the terms hereof, the Parties shall promptly take all reasonable action to request that the Board or shareholders of Golden Matrix, as the case may be, amend such provisions as required to comply with the terms hereof; or (b) the rules and regulations of Nasdaq, the rules and regulations of Nasdaq shall control for all purposes.

3.7. In accordance with Section 9.11 of the Purchase Agreement, Golden Matrix shall, following the Effective Date, use its commercially reasonable efforts to obtain and maintain in full force and effect, directors’ and officers’ insurance coverage in such coverage amounts as the Board of Directors of Golden Matrix deems reasonable, and shall procure the same no later than the Closing Date unless it is impractical or impossible to obtain. Each Seller Nominated Person shall be entitled to the same expense reimbursement and advancement, exculpation, indemnification and insurance in connection with his or her role as a director as the other members of the Board (which shall be primary over any other indemnification or insurance available to such Seller Nominated Person), as well as reimbursement for documented, reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee of the Board of which such Seller Nominated Person is a member, if any, in each case to the same extent as the other members of the Board. Each Seller Nominated Person shall be also entitled to any retainer, equity compensation or other fees or compensation paid to the non-employee directors of Golden Matrix for their services as a director, including any service on any committee of the Board. During the term hereof and for a period of at least six (6) years after each such Seller Nominated Person’s service on the Board has concluded, Golden Matrix shall not amend, alter, repeal or waive (a) any right to indemnification or exculpation covering or benefiting any Seller Nominated Person nominated pursuant to this Agreement (whether such right is contained in the Organizational Documents or another document) or (b) any provision of the Organizational Documents, if such amendment, alteration, repeal or waiver adversely affects the rights or obligations of the Seller Parties or the Seller Nominated Person pursuant to this Agreement.

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3.8. Each Seller Nominated Person may share any information received in his or her capacity as a Board member with the Seller Parties. The Goodman Parties and Seller Parties (in this context, a “Receiving Party”), as applicable, agree that they will, and will cause their Affiliates to, keep confidential and not disclose, divulge or use for any purpose, other than to monitor and make voting, business, operational, finance, and investment decisions with respect to their investment in Golden Matrix and its subsidiaries, and other than in connection with the Goodman Parties, in connection with Goodman’s status as an officer, director and employee of Golden Matrix, subject where applicable to rules and requirements regarding the disclosure and use of material non-public information, any confidential information obtained from Golden Matrix, unless such confidential information (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.8 by the Receiving Party or its Affiliates), (ii) is or has been independently developed or conceived by the Receiving Party or its Affiliates without use of Golden Matrix’s confidential information, or (iii) is or has been made known or disclosed to the Receiving Party or its Affiliates by a third party without a breach of any obligation of confidentiality such third party may have to Golden Matrix that is known to the Receiving Party or its Affiliates; provided, however, the Receiving Party or its Affiliates may disclose confidential information (a) to their attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring and making voting, business, operational, finance, and investment decisions with respect to their investment in Golden Matrix, or (b) as may otherwise be required by law. For the sake of clarity, nothing in this Section 3.8 prohibits any Party from (i) reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the SEC, the Congress, and any agency Inspector General, (ii) making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or (iii) making other disclosures that are required by applicable local, state, federal/national, or international law, which shall not require the prior approval of, or notification to, Golden Matrix. For the further sake of clarity, nothing in this Section 3.8 requires any Seller Nominated Party to share any information, confidential or otherwise, with the Seller Parties, or affords any Seller Party any right to any information of Golden Matrix or the Board; provided, however, that nothing in this sentence shall constitute a direct or indirect waiver of the Seller Parties’ rights to information or documentation under Nevada law, common law inspection rights, the Company’s Articles and Bylaws, and Nasdaq rules.

3.9. The Seller Parties shall have no liability as a result of their designation of a person for election as a director, nor for any act or omission by such nominee in his or her capacity as a director of Golden Matrix, nor shall any Party or other person have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

4. Voting Requirements.

4.1. During the Term, each Seller Party agrees to vote all Common Stock and all Series C Shares of Golden Matrix held by such Seller Party (in each such case in an Election Meeting or Consent), in such manner as may be necessary to nominate and elect (and, if applicable maintain in office) as a member of Golden Matrix’s Board, each Nominated Person.

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4.2. The Parties acknowledge and agree that the initial Seller Party Nominated Person (pursuant to the appointment right set forth in Section 3.1) will be “independent” under Nasdaq rules, and thus no Seller Party will have any direct or indirect power or authority to dictate or control how such persons vote on any proposed motion to remove Anthony Brian Goodman as Chief Executive Officer of Golden Matrix (or reduce his ultimate authority to manage Golden Matrix). As long as the following covenant does not directly or indirectly affect each such person’s independence, during the Term, each Seller Party agrees not to request, encourage, or support those independent Directors in voting to remove Anthony Brian Goodman as Chief Executive Officer of Golden Matrix (or reduce his ultimate authority to manage Golden Matrix), except as to a removal for Cause, or to the extent that failure to vote to remove Mr. Goodman would violate their fiduciary duties to the Company or its shareholders.

4.3. Each Seller Party agrees to not vote any Common Stock or Series C Shares for the removal of any Committee Nominated Person, unless such person is a Disqualified Person.

4.4. Any interest or other voting securities, or the voting rights relating thereto, of Golden Matrix, that may be owned, held or subsequently acquired in any manner, legally or beneficially, directly or indirectly, of record or otherwise, by any Seller Party, as a result of the ownership of the Common Stock or Series C Shares, or whether issued incident to any split, dividend, conversion, increase in capitalization, recapitalization, merger, consolidation, reorganization, or other transaction shall be included within the term “Common Stock”, “Series B Voting Preferred Stock”, and “Series C Shares” as used herein and shall be subject to the terms of this Agreement.

4.5. The Goodman Parties shall vote all shares of Common Stock which they hold in favor of the termination or repeal of Golden Matrix’s classified Board of Directors pursuant to Section 6.1.1(B)(iv) of the Purchase Agreement.

5. Committee Composition and Deadlocks.

5.1. During the Term, the Committee shall, subject to the rules and requirements of Nasdaq, consist of two (2) members of the Board, of which one (1) Committee member shall be a Board member designated by the Golden Matrix Independent Directors; and one (1) Committee member shall be a Board member designated by the Seller Party Nominated Persons (the “Seller Appointed Member”).

5.2. In the event there is any deadlock in the Committee, the remaining independent members of the Board who are not members of the Committee shall also vote and the final decision shall be that adopted by a majority of all of the independent members of the Board, including the Committee members.

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5.3. The Chairperson of the Committee shall be the Seller Appointed Member of the Committee.

5.4. Golden Matrix agrees that it has taken all actions necessary to amend the charter of the Committee to be consistent with the requirements of this Section 5 and the Board of Golden Matrix has further amended the Bylaws of Golden Matrix to provide that the Board will constitute a maximum of five (5) members.

6. Representations of the Parties.

6.1. Goodman Parties. The Goodman Parties hereby agree that, except for this Agreement, the Goodman Parties (i) have not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to any Goodman Parties Voting Shares and (ii) have not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any Goodman Parties Voting Shares, in the case of each of clause (i) and (ii), that would prevent the Goodman Parties’ compliance with this Agreement.

6.2. Seller Parties. Each of the Seller Parties hereby agrees that, except for this Agreement, such Seller Party (i) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to any Common Stock or Series C Shares held by such Seller Party and (ii) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any such Common Stock or Series C Shares, in the case of each of clause (i) and (ii), that would prevent such Seller Party’s compliance with this Agreement.

6.3. Restrictions on Transfer. Each Seller Party agrees that during the term hereof, such Party shall not, and shall not permit anyone else to, (i) sell, transfer, encumber, pledge, assign or otherwise dispose of any of the Common Stock or Series C Shares held by such Party, (ii) deposit the Common Stock or Series C Shares held by such Party into a voting trust or enter into a voting agreement or arrangement with respect to the Common Stock or Series C Shares held by such Party or grant any proxy or power of attorney with respect thereto, or (iii) enter into any contract, option or other legally binding undertaking providing for any transaction provided in (i) or (ii) hereof (each a “Transfer”), unless: (1) the transferring Party first obtains the prior written consent of the Golden Matrix Independent Directors, provided that such approval shall not be unreasonably withheld, conditioned or delayed; and (2) the transferee has entered into a joinder to this Agreement, in reasonably acceptable form to Golden Matrix, agreeing to be bound by the terms hereof, as if an original Party hereto. Any Transfer not in accordance with this Section 6.3 shall be deemed to constitute a Seller Party Transfer by such Seller Party in violation of this Agreement, shall be void ab initio, and Golden Matrix shall not recognize any such Seller Party Transfer.

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7. Term. This Agreement shall become effective on the Effective Date and shall remain in effect and continue to bind the Parties until the earlier of (a) the two (2) year anniversary of the Effective Date; (b) the date that the Seller Parties have each provided Golden Matrix written notice of their intent to terminate this Agreement, at any time after the Day-to-Day Management Agreement made and entered into as of [●], 2023, by and between Golden Matrix and Milosevic has been terminated pursuant to its terms; and (c) the date that the Golden Matrix Independent Directors and Seller Parties mutually agree to terminate this Agreement (as applicable, the “Term”).

8. Miscellaneous.

8.1. Representations. Each Party hereby represents and warrants to each other Party that as of the Effective Date: (a) if it is a legal entity, it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization; (b) this Agreement has been duly and validly executed and delivered by such Party and this Agreement constitutes a legal and binding obligation of such Party, enforceable against such Party in accordance with its terms (subject to applicable Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies); (c) the execution, delivery and performance by such party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or lapse of time, or both (i) violate any law applicable to it, or (ii) conflict with, or result in a breach or default under, any term or condition of any material agreement or other instrument to which such Party is a party or by which such Party is bound, except for such violations, conflicts, breaches or defaults that would not, in the aggregate, materially affect such Party’s ability to perform its obligations hereunder.

8.2. Binding Effect; Successors and Assigns. Subject to Sections 2.1 and 4.5, this Agreement shall not be binding on any Party until the Effective Date, and shall not be binding on any Party unless and until it is executed by all Parties. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, heirs and permitted assigns of the Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement. No Party may assign its rights hereunder without the prior written approval of the other Parties hereto (not to be unreasonably delayed or withheld).

8.3. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to any choice-of-law or conflicts of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

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(b) Each of the Parties hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction and venue of any federal court or state court sitting in Las Vegas, Clark County, Nevada) (“Nevada Courts”), and any appellate court from any decision thereof, in any action arising out of or relating to this Agreement, including the negotiation, execution or performance of this Agreement and agrees that all claims in respect of any such action shall be heard and determined in the Nevada Courts, (ii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement in the Nevada Courts, including any objection based on its place of incorporation or domicile, (iii) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action in any such court and (iv) agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY BE BASED UPON, ARISE OUT OF OR RELATED TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY FOR ANY DISPUTE BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE BREACH, TERMINATION OR VALIDITY HEREOF OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES CERTIFIES AND ACKNOWLEDGES THAT (I) NEITHER THE OTHER PARTIES NOR THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAVE REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH OF THE PARTIES UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH OF THE PARTIES MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OF THE PARTIES HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 8.3(c). ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.4. Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail, or by DocuSign-style software (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

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8.5. Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

8.6. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be given (and deemed given) in accordance with the provisions of Section 12.1 of the Purchase Agreement.

8.7. Consent Required to Amend, Terminate or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) each of the Seller Parties; and (b) Golden Matrix, only in the event that the Golden Matrix Independent Directors have, by majority approval of such Golden Matrix Independent Directors, approved such amendment or waiver on behalf of Golden Matrix.

8.8. Specific Performance. The Parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled (i) to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and (ii) to enforce specifically the terms and provisions of this Agreement in any federal or state court located in Nevada, this being in addition to any other remedy at law or in equity, and the Parties to this Agreement hereby waive any requirement for the posting of any bond or similar collateral in connection therewith. The Parties agree that they shall not object to the granting of injunctive or other equitable relief on the basis that there exists an adequate remedy at law.

8.9. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non- defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Party, shall be cumulative and not alternative.

8.10. Severability. If any provision of this or the application of any such provision to any Party or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof or the application of such provision to any other Parties or circumstances.

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8.11. Further Assurances; Non-Circumvention. During the Term hereof, the Parties agree to cooperate with each other, and at the request of any other Party, to execute and deliver any further instruments or documents and to take all such further action as the other Party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the Parties hereunder. During the Term hereof, the Parties agree to refrain from directly or indirectly, circumventing the provisions of this Agreement (e.g., by soliciting, initiating, encouraging or inducing any other stockholder of Golden Matrix to vote contrary to how the Parties are obligated to vote herein).

8.12. Review of Agreement and Representations. Each Party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

8.13. Entire Agreement. This Agreement, the Purchase Agreement and (when executed) the other Transaction Documents (as defined in the Purchase Agreement) contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and thereof, and all prior and contemporaneous negotiations, understandings, and agreements between the Parties on the matters contained herein and therein are expressly merged into and superseded by this Agreement, the Purchase Agreement, and (when executed) the other Transaction Documents. The provisions of this Agreement, the Purchase Agreement, and (when executed) the other Transaction Documents may not be explained, supplemented, or qualified through evidence of trade usage or a prior course of dealings. No Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements relating to such subject matter except as specifically set forth in this Agreement, the Purchase Agreement, and (when executed) the other Transaction Documents.

[Remainder of page left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have executed this Nominating and Voting Agreement as of the date first written above.

Company Golden Matrix Group, Inc.

By:
Name:	Anthony Brian Goodman
Title:	CEO
Date:

Goodman Parties

Luxor Capital LLC		Anthony Brian Goodman

By:		By:
Name:	Anthony Brian Goodman	Name:	Anthony Brian Goodman
Title:	Manager	Date:
Date:

Seller Parties

Aleksandar Milovanović		Zoran Milosevic

By:		By:
Name:	Aleksandar Milovanović	Name:	Zoran Milosevic
Date:		Date:

Snežana Božović

By:
Name:	Snežana Božović
Date:

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ANNEX F

Exhibit C

Form of Day-to-Day Management Agreement

(See attached.)

F-1

DAY-TO-DAY MANAGEMENT AGREEMENT

This Day-to-Day Management Agreement (hereinafter referred to as the “Agreement”) is made and entered into as of                                          , 2023 (the “Commencement Date”), by and between Golden Matrix Group, Inc., a Nevada corporation (hereinafter referred to as “Parent”), and Zoran Milosevic, an individual (hereinafter referred to as “Milosevic”).

R E C I T A L S:

A. On June 28, 2023, Parent entered into a Sale and Purchase Agreement of Share Capital (as amended from time to time, the “Purchase Agreement”) with Aleksandar Milovanović, Milosevic and Snežana Božović (collectively, the “Sellers”), the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia; Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro; Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the republic of Cyprus (collectively, the “MB Subsidiaries”, and individually an “MB Subsidiary”).

B. Pursuant to the Purchase Agreement, which closed on the date hereof, the Parent acquired 100% of the MB Subsidiaries, with each MB Subsidiary becoming a wholly-owned subsidiary of Parent.

C. A material reason for the Parent’s interest in acquiring the MB Subsidiaries pursuant to the Purchase Agreement was the profitable, efficient operation of the MB Subsidiaries prior to the date hereof.

D. Given his existing role as Chief Executive Officer of the MB Subsidiaries, Milosevic is experienced in the management of the MB Subsidiaries and Parent desires for Milosevic to continue to manage the MB Subsidiaries on the terms and subject to the conditions set forth in this Agreement.

E. Parent desires to engage Milosevic to continue to manage the operation of the MB Subsidiaries and Milosevic desires to perform such services for Parent on the terms and conditions hereinafter specified.

F. The rights and obligations of the parties set forth herein shall be in addition to the terms of that certain Employment Agreement between the Parent and Milosevic dated on or around the date hereof (the “Employment Agreement”), provided that the entry into this Agreement is a required term and condition of the Purchase Agreement and Employment Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained and included in the Employment Agreement, and other good and valuable consideration, which the parties acknowledge receipt of and sufficiency of, the parties hereto agree as follows:

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ARTICLE I.

TERMS OF ENGAGEMENT - STANDARDS OF PERFORMANCE

Section 1.01 Management. Parent hereby engages Milosevic as the manager of the MB Subsidiaries to supervise and direct the day-to-day operation of the MB Subsidiaries on the terms and conditions hereinafter set forth. Milosevic hereby accepts such engagement and agrees to manage the MB Subsidiaries and to diligently perform and discharge the duties and responsibilities set forth herein.

Section 1.02 Role. Milosevic shall manage the MB Subsidiaries through the continuation of his existing role as Chief Executive Officer of each of the MB Subsidiaries.

ARTICLE II.

TERM

Section 2.01 Term. The Initial Term of this Agreement (hereinafter referred to as the “Term”) shall commence on the Commencement Date and shall expire on the 2nd anniversary of the Commencement Date, unless otherwise extended with the mutual agreement of the parties.

Section 2.02 Termination. Subject to Section 9.01, (a) Parent shall have the right to terminate this Agreement immediately, upon the termination of the Employment Agreement for any reason, other than without cause, in accordance with its terms; (b) Milosevic shall have the right to terminate this Agreement immediately upon the termination of that certain Voting Agreement entered into on or around the date hereof by Parent and each of the Sellers (the “Voting Agreement”); and (c) notwithstanding anything therein to the contrary, Milosevic shall have the right to terminate the Voting Agreement immediately upon the expiration or termination of this Agreement. This Agreement may also be terminated upon a Default hereof as described in Article VII.

Section 2.03 Rights and Obligations Upon Termination. No party shall have any rights or obligations hereunder after termination of this Agreement as set forth in Section 2.02, above, except that Milosevic shall promptly deliver to Parent all records, contracts, leases, receipts for deposits, unpaid bills and other data and documents in possession of Milosevic relating to the MB Subsidiaries. Any expiration or termination of this Agreement shall in no way affect or impair any rights or obligations of either party hereto arising (i) prior to such expiration or termination or (ii) under the Employment Agreement.

ARTICLE III.

MANAGEMENT FEE

Section 3.01 Management Fee. Parent shall pay Milosevic compensation with respect to his services hereunder in the amount of Ten U.S. Dollars ($10.00) per year, separate and in addition to whatever additional compensation may be owed to Milosevic by the Parent or the MB Subsidiaries under the Employment Agreement.

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ARTICLE IV.

BUDGET FOR THE MB SUBSIDIARIES

Section 4.01 Budget. At least once per calendar year, but more frequently at the request of Milosevic and/or the Parent’s Chief Executive Officer (the “CEO”) (but not more frequently than semi-annually), Milosevic shall cause the preparation of a budget for the upcoming year (or such shorter period as the parties may in their discretion determine) for the MB Subsidiaries (the “Budget”). Milosevic shall submit the Budget to the CEO for his/her approval (not to be unreasonably delayed or withheld). If the CEO responds with any reasonable objections or requests for edits, then Milosevic shall, within ten (10) business days, cause the implementation of the same and re-submit the Budget to the CEO for approval. If at any time the CEO does not respond within ten (10) business days, then the Budget shall be deemed approved. If at any point Milosevic and the CEO cannot agree to the terms of a Budget within a relevant ten (10) business day period, (i) the Budget already then in effect shall “roll over” and continue to govern, subject to any and all changes to which Milosevic and the CEO agreed; and (ii) the independent members of the Parent’s Board of Directors shall consider the items in dispute and approve the Budget for the applicable period for which a Budget is sought, which shall become the approved Budget of the parties. The Budget shall include expenses on a line-item basis. Each of the parties hereto acknowledge and agree that the Budget will represent an estimate only, and that actual expenditures may vary from those set forth in the applicable Budget.

ARTICLE V.

DUTIES AND RESPONSIBILITIES OF MILOSEVIC

During the Term, Milosevic shall have the following duties and responsibilities, except when performance thereof is prevented by strikes, fire, casualty, labor/work stoppage, pandemic/epidemic, or any other “act of God” or event beyond his control:

Section 5.01 Operation and Management. Milosevic shall operate and manage the day- to-day operations of the MB Subsidiaries in a commercially reasonable, customary, businesslike, and efficient manner. The services of Milosevic hereunder are to be of a scope and quality not less than those generally performed by executives/managers of other similarly-situated entities in the jurisdictions where the MB Subsidiaries operate. Milosevic shall consult with the Parent and keep the Parent advised as to all major or extraordinary matters and decisions affecting the MB Subsidiaries.

Section 5.02 Records and Compliance. Milosevic shall use commercially reasonable efforts to cause the MB Companies to truthfully, accurately, and promptly prepare, maintain, and preserve all records and reports that the Parent may, from time to time, request or require, fully account for all material money, records, equipment, materials, or other property belonging to the Parent of which an MB Subsidiaries may have custody, and promptly pay and deliver the same whenever an MB Company may be reasonably directed to do so by the Parent, consistent with this Agreement. Milosevic shall use commercially reasonable efforts to cause the MB Subsidiaries to maintain the Parent’s compliance with all rules and regulations of the Securities and Exchange Commission (“SEC”), and reporting requirements for publicly traded companies under the Securities Exchange Act of 1933, as amended (the “Exchange Act”). Milosevic shall at all times comply, and use commercially reasonable to cause the MB Subsidiaries to comply, with the then- current good corporate governance standards and practices as prescribed by the SEC, any exchange on which the Parent’s capital stock or other securities may be traded and any other applicable governmental entity, agency or organization.

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Section 5.03 Laws. Milosevic shall use commercially reasonable efforts to cause the MB Subsidiaries to act in material compliance with (i) any and all judicial decisions, orders, injunctions, writs, statutes, laws, rulings, rules, codes, regulations, permits, certificates, or ordinances of any courts, boards, agencies, commissions, offices, or authorities of any nature whatsoever of any governmental unit (federal, state, county, district, municipal, city, or otherwise) and any quasi-governmental authorities and other agencies and organizations, whether now or hereafter in existence, which have jurisdiction over all or any portion of the MB Subsidiaries’ operations, and (ii) any and all insurance requirements, documents, or instruments relating to Parent, Milosevic or the MB Subsidiaries (hereinafter referred to as the “Laws”).

Section 5.04 Compliance with Budget. Milosevic shall use commercially reasonable efforts to cause the MB Subsidiaries to operate in accordance with the Budget and the other terms and conditions of this Agreement.

Section 5.05 Extraordinary Expenses. Except in the event of a bona fide emergency, Milosevic shall use commercially reasonable efforts to cause the MB Companies to obtain the approval of Parent and/or Parent’s Board of Directors for any line-item expenses of the MB Subsidiaries which are more than $3 million greater than those estimated as set forth in the Budget, or which exceed that threshold and are not included in the Budget.

Section 5.06 Notice and Updates. Milosevic shall promptly advise the Parent upon request as to the general status of the operations of the MB Subsidiaries and shall promptly notify the Parent of any issue, concern, threat, or event, whatsoever that is reasonably likely to materially adversely affect the revenue, net income, expenses, employees, or operations of the MB Subsidiaries.

ARTICLE VI.

DUTIES AND RESPONSIBILITIES OF PARENT

During the Term, Parent shall have the following duties and responsibilities:

Section 6.01 Operation and Management. Parent shall operate and manage its, and its subsidiaries that are not MB Subsidiaries (“Non-MB Subsidiaries”), day-to-day operations in a commercially reasonable, customary, businesslike, and efficient manner. The services of its chief executive officer are to be of a scope and quality not less than those generally performed by executives/managers of other similarly-situated entities in the jurisdictions where the Parent and Non-MB Subsidiaries operate.

Section 6.02 Records and Compliance. Parent and its Non-MB Subsidiaries shall truthfully, accurately, and promptly prepare, maintain, and preserve all records and reports required by law or customarily kept by similarly-situated entities in the jurisdictions where the Parent operates, including records and reports which fully account for all material money, records, equipment, materials, or other property belonging to the Parent. Parent and its Non-MB Subsidiaries shall maintain its compliance with all rules and regulations of the SEC and reporting requirements for publicly traded companies under the Exchange Act. Parent and its Non-MB Subsidiaries shall at all times comply with the then-current good corporate governance standards and practices as prescribed by the SEC, any exchange on which the Parent’s capital stock or other securities may be traded and any other applicable governmental entity, agency or organization.

Day-to-Day Management Agreement

F-5

Section 6.03 Laws. Parent and its Non-MB Subsidiaries shall act in material compliance with all Laws.

Section 6.04 Cooperation and Assistance. Parent shall provide reasonable cooperation and assistance to Milosevic and the MB Subsidiaries to permit them to (i) satisfy all of the obligations set forth in Article V (e.g., with respect to Section 5.02, Parent shall provide Milosevic and the MB Subsidiaries with instructions and advice with respect to the relevant SEC rules and regulations and Exchange Act reporting requirements); and (ii) to generally maximize their profitability.

Section 6.05 Non-Interference. Parent shall, consistent, and in accordance with the terms of this Agreement, allow Milosevic to operate and manage the day-to-day operations of the MB Subsidiaries without undue interference.

ARTICLE VII.

DEFAULT

Section 7.01 Default by Milosevic. The following events shall be a “Default” of Milosevic hereunder: (i) Milosevic’s fraud, gross negligence or willful misconduct in the performance of his obligations hereunder; or (ii) the material breach by Milosevic of any of his obligations hereunder, if such breach is not cured within such thirty (30) days after written notice to Milosevic is provided by Parent, or if such breach cannot reasonably be cured within thirty (30) days, if Milosevic fails to commence the cure thereof within said thirty (30) day period and thereafter fails to diligently pursue said cure or if Milosevic fails to complete said cure within sixty (60) days of such breach.

Section 7.02 Default by Parent. The following events shall be a “Default” of Parent hereunder: (i) Parent’s fraud, gross negligence or willful misconduct in the performance of its obligations hereunder; or (ii) the breach by Parent of any of its obligations hereunder, if such breach is not cured within such thirty (30) days after written notice to Parent is provided by Milosevic, or if such breach cannot reasonably be cured within thirty (30) days, if Parent fails to commence the cure thereof within said thirty (30) day period and thereafter fails to diligently pursue said cure or if Parent fails to complete said cure within sixty (60) days of such breach.

Section 7.03 Remedy. Upon the occurrence of an event of Default by Milosevic or Parent under Section 7.01 or Section 7.02 hereof, the non-defaulting party may terminate this Agreement by providing written notice to the defaulting party.

Day-to-Day Management Agreement

F-6

ARTICLE VIII.

NOTICES

Section 8.01 Notices. All notices and other communications hereunder (“Notices”) shall be in writing and shall be deemed given if delivered via e-mail with no bounce-back or “undeliverable” message, if to the Parent, to Anthony Brian Goodman at brian@goldenmatrix.com and if to Milosevic at z@meridianbet.com (with a copy at mg@h2law.com) (or at such other address for a Party as shall be specified by like notice with at least five days prior written notice). Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: in the case of a notice sent by email that the computer of the person sending the email message has generated a receipt evidencing that the recipient has read the email message; upon telephone confirmation of receipt; or upon email reply from the person to whom the email was sent (i) confirming receipt of the email, or (ii) responding to the email and including the text thereof in the body of the response.

ARTICLE IX.

MISCELLANEOUS

Section 9.01 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and neither Party shall assign this Agreement or subcontract out his or its obligations hereunder without the prior written consent of the other Party. Notwithstanding the preceding sentence, if Milosevic were to pass away, become materially disabled/impaired, or cease to be employed by the Parent or MB Subsidiaries, then (prior to any potential termination under Section 2.02 taking effect) one of the other Sellers has the right to appoint a successor to the role of Chief Executive Officer and day-to- day manager of the MB Subsidiaries (the “Designee”), and upon such appointment and upon the execution of a joinder to this Agreement by such Designee, in form reasonably acceptable to Parent, confirming Designee’s agreement to each provision hereof as originally made by Milosevic hereunder, (i) this Agreement shall be automatically deemed, with no further action required, to have been assigned by Milosevic to such Designee, and (ii) Parent shall be deemed to have consented to such assignment.

Section 9.02 Integration; Amendment. This Agreement, including any exhibits attached hereto and the Purchase Agreement, Employment Agreement, and other documents and instruments contemplated therein, constitutes the entire agreement between the parties hereto relative to the subject matter hereof. Any prior negotiations, representations, warranties, correspondence or understandings relative to the subject matter hereof shall be deemed to be merged in this Agreement, except for those obligations and rights set forth in the Employment Agreement. This Agreement may not be amended or modified, except in writing, executed by each of the parties hereto. If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

Day-to-Day Management Agreement

F-7

Section 9.03 Governing Law; Venue. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Nevada, including its statutes of limitations, without regard to any borrowing statute that would result in the application of the statute of limitations of any other jurisdiction. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Las Vegas, Clark County, Nevada, and those such courts are convenient forums. Each party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

Section 9.04 Jury Waiver. TO THE EXTENT PERMITTED BY LAW, IT IS MUTUALLY AGREED BY AND BETWEEN PARENT AND MILOSEVIC THAT THE RESPECTIVE PARTIES HERETO SHALL, AND THEY DO HEREBY, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BETWEEN THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS ON ANY MATTERS ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS AGREEMENT AND THE RELATIONSHIP OF PARENT AND MILOSEVIC.

Section 9.05 No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

Section 9.06 Review and Construction of Documents. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

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Section 9.07 Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine, DocuSign-style software, or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (including email) or as an electronic download (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page follows.]

Day-to-Day Management Agreement

F-9

IN WITNESS WHEREOF, Parent and Milosevic have caused this Agreement to be executed as of the day and year first above written.

“Parent”

Golden Matrix Group, Inc.

By:
Name: Anthony Brian Goodman
Chief Executive Officer

“Milosevic”

______________________________________
Zoran Milosevic

Day-to-Day Management Agreement

F-10

Annex G

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Golden Matrix Group, Inc.

Entity or Nevada Business Identification Number (NVID): E0357962008-6

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:

The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution

☐ The purpose of the entity has been amended. ☐ Merger

☐ The authorized shares have been amended. ☐ Conversion

☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 8/1/2023

G -1

G -2

Annex H

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity as on file with the Nevada Secretary of State: Golden Matrix Group, Inc. Entity or Nevada Business Identification Number (NVID): E0357962008-6
2. Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2 3, 5 and 6)	☐ Certificate to Accompany Restated Articles or Amended and Restated Articles ☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____ The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate. ☐ Amended and Restated Articles * Restated or Amended and Restated Articles must be included with this filing type.
3. Type of Amendment Filing Being Completed: (Select only one box) (If amending, complete section 1, 3, 5 and 6.)	☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock) The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued
	☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock) The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ____
	☐ Officer's Statement (foreign qualified entities only) - Name in home state, if using a modified name in Nevada: ____ Jurisdiction of formation: ____ Changes to takes the following effect: ☐ The entity name has been amended. ☐ Dissolution ☐ The purpose of the entity has been amended. ☐ Merger ☐ The authorized shares have been amended. ☐ Conversion ☐ Other: (specify changes) ____ * Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 8/1/2023

H -1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☒ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) A new Article VIII is added to the Articles as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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Revised: 8/1/2023

H - 2

EXHIBIT A

A new Article VIII1 is added to the Articles of Incorporation, as amended, as follows:

“ARTICLE VIII1

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the provisions of Nevada Revised Statutes (NRS) Sections 78.378 to 78.3793, inclusive.”

_______________

1 In the event that the Declassification Proposal is adopted and approved by stockholders at the Special Meeting, the Company expects changing this Article VIII to Article VII, to take the place of deleted Article VII.

H -3

Annex I

I - 1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☐ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☒ Other. The articles have been amended as follows: (provide article numbers, if available) Article VI of the Articles is amended and restated as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ ______ Signature of Officer or Authorized Signer Title X ______________________ ______ Signature of Officer or Authorized Signer Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

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Revised: 8/1/2023

I - 2

EXHIBIT A

Article VI of the Articles of Incorporation, as amended, is amended and restated to provide as follows:

“ARTICLE VI

BYLAWS

The Board of Directors shall have the power to adopt, amend, restate, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend, restate, or repeal the Bylaws.”

I - 3

ANNEX J

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Golden Matrix Group, Inc.

Entity or Nevada Business Identification Number (NVID): E0357962008-6

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on:
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada:

Jurisdiction of formation:

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes)

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 8/1/2023

J-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: ______ Time: ______ (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article III(1) has been amended and restated as set forth on Exhibit A. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______ Signature of Officer or Authorized Signer ______ Title X ______ Signature of Officer or Authorized Signer ______ Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See Exhibit A.

This form must be accompanied by appropriate fees.

Page 2 of 2
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J-2

EXHIBIT A

ARTICLE III, Capital Stock, Section 1, is amended and restated to read as follows, which shall have no effect on any other portion of ARTICLE III, Capital Stock, or any previously designed shares of, or series of, preferred stock, which shall remain in full force and effect following this Amendment:

“ARTICLE III

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is three hundred and twenty million (320,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock”, with all of such shares having a par value of $0.00001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is three hundred million (300,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is twenty million (20,000,000) shares, with all of such shares having a par value of $0.00001 per share. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional, and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 3 of this ARTICLE III.”

J-3

ANNEX K

GOLDEN MATRIX GROUP, INC.

2023 EQUITY INCENTIVE PLAN

Originally Adopted by the Board of Directors on: October 20, 2023

Approved and Ratified by the Stockholders on: [ ], 2024

1. GENERAL.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Effective Date. The Plan will come into existence on the Effective Date.

2. SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will initially not exceed five million (5,000,000) shares. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on April 1st of each year for a period of nine years commencing on April 1, 2023 and ending on (and including) April 1, 2032, in an amount equal to the lesser of (A) five percent (5%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year (the “Evergreen Measurement Date”); and (B) five million (5,000,000) shares of Common Stock; provided, however, that the Board may act prior to April 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock. In no event may more than fifty million (50,000,000) total shares of Common Stock (or Awards) be issued under this Plan, subject to any adjustments as necessary to implement any Capitalization Adjustments.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is fifty million (50,000,000) shares.

Golden Matrix Group, Inc. 2023 Equity Incentive Plan

K-1

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award, or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares, (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award, and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. ELIGIBILITY AND LIMITATIONS.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

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(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any “parent corporation” or “subsidiary corporation” thereof, as such terms are defined in Sections 424(e) and (f) of the Code) exceeds $100,000 (or such other limit established in the Code), or any Incentive Stock Options otherwise do not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

(c) Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

(d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Non-Employee Director for his or her service as a Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such fiscal year, and/or in the case that the Non-Employee Director is serving as Non-Employee Chairperson of the Board, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

(e) Limitations on Awards. No Awards may be made under the Plan (a) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (b) where the services directly or indirectly promote or maintain a market for the Company’s securities.

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4. OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b)(ii) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

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(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of being transferred:

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(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

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Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period, the exercise of the Participant’s Option or SAR would be prohibited solely because (i) the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

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5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate (including past services), or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

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(2) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

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(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards. Without limiting the above, Other Awards may be equity-based or equity-related awards and may include, but not be limited to, fully vested stock awards, including grants of fully vested Common Stock, and may be granted in consideration for, without limitation the payment of cash bonuses or other incentives in the form of Common Stock based awards. Such Other Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer, Employee or Director, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Other Awards may entail the transfer of actual Common Stock, or payment in cash or otherwise of amounts based on the value of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a), (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

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(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction except as set forth in Section 11, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue, or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board. With respect to each outstanding Award (“Replaced Awards”) that are assumed, continued or substituted (“Replacement Award”) assumed or continued by the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) (or portion thereof) that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest based on performance, the Administrator will determine the extent to which the applicable performance vesting conditions have been achieved as of the consummation of the Corporate Transaction (or the end of the applicable performance period, if earlier) and the Replaced Award (or portion thereof), to the extent earned based on performance, will thereafter be eligible to vest solely based on Continued Service over the remaining term of the applicable service or performance period, as applicable. Each unvested Replaced Award that is outstanding as of the consummation of the Corporate Transaction that is eligible to vest solely based on Continued Service will vest based on Continued Service over the service period.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and SARs, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

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(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(v) Uniform Treatment. For the avoidance of doubt, the Plan Administrator need not treat Participants or Awards (or portions thereof) in a uniform manner, and may treat different Participants and/or Awards differently, in connection with a Corporate Transaction.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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7. ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock (including, but not limited to, any Corporate Transaction), for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

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(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt or amend such procedures and sub-plans as are necessary or appropriate to accommodate the specific requirements of local laws, procedures and practices, permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. TAX WITHHOLDING

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local, and/or non-U.S. tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the grant, vesting, exercise, or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, or by the Board, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

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(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. MISCELLANEOUS.

(a) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement.

(b) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(c) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(d) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(e) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(f) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(g) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(h) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(i) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

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(j) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(k) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(l) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(m) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(n) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

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(o) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(p) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Nevada.

10. COVENANTS OF THE COMPANY.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

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(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control, the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

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(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

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(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control, then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control, the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

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(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. SEVERABILITY.

(a) If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. TERMINATION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders.

(b) Amendment. The Board, in its sole discretion, may amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law.

(c) Effect on Prior Awards. No Participant’s rights under any Award granted before the amendment or termination of the Plan will be Materially Impaired by any amendment, suspension, or termination of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing, provided that such consent shall not be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension or termination: (a) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 6(c), is in the best interests of the Company or its stockholders.

(d) No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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14. DEFINITIONS.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Applicable Law” means the Code and any applicable U.S. or non-U.S. securities, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(d) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(e) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(f) “Board” means the board of directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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(h) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.

(i) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such event or events, as the case may be, also constitute a Section 409A Change in Control:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

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(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Golden Matrix Group, Inc., a Nevada corporation, and any successor thereto.

(n) “Compensation Committee” means the Compensation Committee of the Board.

(o) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(p) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(v) Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

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(r) “Director” means a member of the Board.

(s) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u) “Effective Date” means the date the Plan is first approved and adopted by the stockholders of the Company.

(v) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x) “Entity” means a corporation, partnership, limited liability company or other entity.

(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

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(aa) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(bb) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. federal, state, local, municipal, non-U.S. or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

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(ee) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Law.

(ff) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(hh) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii) “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”)) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(jj) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(kk) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

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(ll) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(mm) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(nn) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(oo) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(pp) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

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(tt) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; net promoter score; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products or services; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.

(uu) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(vv) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ww) “Plan” means this Golden Matrix Group, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(xx) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

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(yy) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(zz) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee) “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

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(ggg) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh) “Securities Act” means the Securities Act of 1933, as amended.

(iii) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(jjj) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(kkk) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(lll) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ooo) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(ppp) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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ANNEX L

ROCKPORT VALUATION LLC

10 Sunset Drive

Weston, CT 06883

September 22, 2023

The Board of

Directors of Golden

Matrix Group, Inc.

3651 Lindell Road

Suite D131 Las

Vegas, NV, 89103

Members of the Board:

Rockport Valuation LLC (“Rockport”) understands that Golden Matrix Group, Inc. (“Golden Matrix”) has entered into an Amended and Restated Sale and Purchase Agreement of Share Capital, dated June 27, 2023, and proposes to enter into a First Amendment to Amended and Restated Sale and Purchase Agreement of Share Capital, to be dated on or about September 21, 2023 (collectively, the “Purchase Agreement”) with Aleksandar Milovanović, Zoran Milosevic (“Milosevic”) and Snežana Božović (collectively, the “Sellers”), the owners of Meridian Tech Društvo Sa Ograničenom Odgovornošću Beograd, a private limited company formed and registered in and under the laws of the Republic of Serbia (“Meridian Serbia”), Društvo Sa Ograničenom Odgovornošću “Meridianbet” Društvo Za Proizvodnju, Promet Roba I Usluga, Export Import Podgorica, a private limited company formed and registered in and under the laws of Montenegro, Meridian Gaming Holdings Ltd., a company formed and registered in the Republic of Malta; and Meridian Gaming (Cy) Ltd, a company formed and registered in the Republic of Cyprus (collectively, the “Meridian Companies”), pursuant to which, among other things, Sellers propose to sell 100% of the outstanding capital stock of each of the Meridian Companies in consideration for the following:

•	a cash payment of $30 million, payable in accordance with the Purchase Agreement (the “Cash Consideration”);
•	82,141,857 restricted shares of Golden Matrix’s common stock (the “Closing Common Stock”), with an agreed upon value of $3.00 per share, due at the initial closing of the transaction;
•

1,000 shares of a to be designated series of Series C preferred stock of Golden Matrix, which will have the right to vote 7,500,000 total voting shares and the right to convert into 1,000 shares of common stock, due at the initial closing of the acquisition (the “Series C Stock”);

•

$5,000,000 in cash (the “6 Month Cash”) and 5,000,000 restricted shares of Company common stock (the “6 Month Common Stock” and together with the Closing Common Stock, the “Golden Matrix Common Stock”), due within five business days following the six month anniversary of the closing of the Transaction if (and only if) Golden Matrix has determined that the Meridian Companies and their affiliates are not then in default in any of their material obligations, covenants or representations under the Purchase Agreement, or any of the other transaction documents entered into in connection therewith;

•

$20,000,000 in cash, of which $10,000,000 is due 12 months after the date of the closing of the Transaction and $10,000,000 is due 18 months after the date of the closing of the Transaction (the “Post Closing Cash”); and

•

promissory notes in the amount of $15,000,000, due 24 months after the closing of the Transaction (the “Post Closing Notes”) (the Cash Consideration, the Closing Common Stock, the Series C Stock, the 6 Month Cash, the 6 Month Common Stock, the Post Closing Cash and the Post Closing Notes, collectively, the “Consideration”) (such transactions, collectively, the “Transaction”).

L-1

You, the Board of Directors of Golden Matrix (the “Board”), have asked for our opinion as to whether the Consideration to be paid by Golden Matrix pursuant to the Transaction is fair, from a financial point of view, to Golden Matrix.

In arriving at our opinion, we have, among other things:

(i)

reviewed the Amended and Restated Sale and Purchase Agreement of Share Capital, dated June 27, 2023, effective as of June 27, 2023, as proposed to be amended by a draft, dated September 21, 2023, of the First Amendment to the Purchase Agreement;

(ii)	reviewed certain publicly available financial and other information about Golden Matrix;

(iii)	reviewed certain publicly available financial and other information about the Meridian Companies;

(iv)

reviewed certain information furnished to us by the management of Golden Matrix, including financial forecasts and analyses provided by the management of Golden Matrix, relating to the business, operations and prospects of each of Golden Matrix and the Meridian Companies;

(v)	held discussions with members of senior management of Golden Matrix concerning the matters described in clauses (ii), (iii) and (iv) above;

(vi)

reviewed the trading price history and valuation multiples for Purchaser Common Stock (as defined in the Purchase Agreement) and compared them with those of certain publicly-traded companies and partnerships that we deemed relevant;

(vii)	compared the proposed financial terms of the Transaction with the financial terms of certain other transactions that we deemed relevant;

(viii)	considered the potential pro forma impact of the Transaction; and

(ix)	conducted such other financial studies, analyses and investigations as we deemed appropriate.

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy and completeness of all financial and other information that was (i) supplied or otherwise made available by or on behalf of Golden Matrix or the Meridian Companies, (ii) publicly available to us (including, without limitation, the information described above) or (iii) otherwise reviewed by us. We have relied on assurances of the management and other representatives of Golden Matrix and the Meridian Companies that they are not aware of any facts or circumstances that would make such information incomplete, inaccurate or misleading or of any relevant information that has not been omitted or that remains undisclosed to us. In our review, we did not obtain an independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise), nor did we conduct a physical inspection of any of the properties or facilities, of Golden Matrix or the Meridian Companies, we have not been furnished with, and assume no responsibility to obtain any such evaluations, appraisals or physical inspections.

With respect to the financial forecasts and estimates provided to and examined by us, we note that projecting future results of any company is inherently subject to uncertainty. Golden Matrix has informed us, however, and we have assumed, that such financial forecasts and estimates relating to Golden Matrix and the Meridian Companies that we were directed to use for purposes of our analyses and opinion have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Golden Matrix as to the future financial performance of each of Golden Matrix and the Meridian Companies and the other matters covered thereby. We express no opinion as to the respective financial forecasts of Golden Matrix and the Meridian Companies or the assumptions on which they are made.

L-2

Our opinion is based on economic, monetary, regulatory, market and other conditions existing and which can be evaluated as of the date hereof. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion of which we become aware after the date hereof. The credit, financial and stock markets, and the industry in which Golden Matrix and the Meridian Companies operate, have experienced and may continue to experience volatility and we express no view or opinion as to any potential effects of such volatility on the Golden Matrix Common Stock or the Transaction.

We have made no independent investigation of, and we express no view or opinion as to, any legal, regulatory, accounting or tax matters affecting Golden Matrix and the Meridian Companies, and we have assumed the correctness in all respects meaningful to our analyses and opinion or the Transaction of all legal, regulatory, accounting and tax advice given to Golden Matrix and the Board of Directors of Golden Matrix, including, without limitation, advice as to the legal, regulatory, accounting and tax consequences of the terms of, and transactions contemplated by, the Transaction, Purchase Agreement and related documents to Golden Matrix or any holder of Golden Matrix capital stock. In addition, in preparing this opinion, we have not taken into account any tax consequences of the Transaction to Golden Matrix. We have assumed that the final form of the First Amendment to the Purchase Agreement will be substantially similar to the last draft reviewed by us. We also have assumed that the final First Amendment to the Purchase Agreement, when signed by the parties thereto, will not differ from the execution version reviewed by us in any respect meaningful to our analyses or opinion. We have also assumed that the Transaction and related transactions will be consummated in compliance with all applicable laws, documents and other requirements, in accordance with their terms or as otherwise described to us by representatives of Golden Matrix without waiver, modification or amendment of any term, condition or agreement that would be meaningful in any respect to our analyses or opinion and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Transaction and related transactions, including with respect to any divestitures or other requirements, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Golden Matrix, the Meridian Companies or the contemplated benefits of the Transaction and related transactions.

It is understood that our opinion is for the use and benefit of the Board (in its capacity as such) in its evaluation of the Transaction from a financial point of view. We were not requested to, and we did not, participate in the structuring of the Transaction, nor were we requested to, and we did not, solicit third- party indications of interest in any alternative transaction. Our opinion does not address the relative merits of the transactions contemplated by the Purchase Agreement as compared to any alternative transaction or opportunity that might be available to Golden Matrix, nor does it address the underlying business decision by Golden Matrix to engage in the Transaction, the terms of the Purchase Agreement or the documents referred to therein, including the form or structure of the Transaction or any term, aspect or implication of any agreements, arrangements or understandings entered into in connection with or contemplated by or resulting from, the Transaction or otherwise. Our opinion does not constitute a recommendation as to how any holder of Golden Matrix Common capital stock or any other person should vote on or act with respect to the Transaction or any other matter. Our opinion is limited to the fairness to Golden Matrix, from a financial point of view, of the Consideration to be paid by Golden Matrix, and we have not been asked to address, and this opinion does not address, the fairness, financial or otherwise, to, or any other consideration of, the holders of any class of securities, creditors or other constituencies of Golden Matrix or the Meridian Companies. We express no opinion as to what the value of Golden Matrix Common Stock will be when issued pursuant to the Transaction or the prices at which the Golden Matrix Common Stock will trade at any time. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable or to be received by any officers, directors or employees of any parties to the Transaction or Purchase Agreement, or any class of such persons, in connection with the Transaction relative to the Consideration or otherwise.

We have been engaged by the Board to act as financial advisor to the Board in connection with the Transaction and will receive a fee for our services, a portion of which was paid in connection with our engagement and a portion of which is payable upon delivery of this opinion. We also will be reimbursed for certain expenses incurred. Golden Matrix has agreed to indemnify us against liabilities arising out of or in connection with the services rendered and to be rendered by us under such engagement.

L-3

We have in the past provided financial advisory services to the Company and may continue to do so and have received, and may receive, fees for the rendering of such services. In the ordinary course of our business, we and our affiliates may trade or hold securities of the parties to the Purchase Agreement and/or their respective affiliates for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions in those securities. In addition, we may seek to, in the future, provide financial advisory and financing services to the parties to the Purchase Agreement or entities that are affiliated with the parties to the Purchase Agreement, for which we would expect to receive compensation. Except as otherwise expressly provided in our engagement letter with the Board, our opinion may not be used or referred to by Golden Matrix or quoted or disclosed to any person in any manner, without our prior written consent, except that this letter may be disclosed in connection with any proxy statement or information statement filed by Golden Matrix in connection with the Transaction provided that this letter is quoted in full in such proxy statement or information statement.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be paid by Golden Matrix pursuant to the Purchase Agreement in the Transaction is fair, from a financial point of view, to Golden Matrix.

Very truly yours,

ROCKPORT VALUATION LLC

L-4

FORM OF PROXY

(SEE ATTACHED)

GOLDEN MATRIX GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – [__________], 2024 AT 10:00 AM LAS VEGAS TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Golden Matrix Group, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around [_________________], 2024, and hereby appoints Anthony Brian Goodman and Omar Jimenez (the “Proxies”), and each of them, with full power to act without the other, with full power of substitution and re-substitution, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held on [__________], [___________], 2024 at 10 A.M. Las Vegas time, virtually via live audio webcast at https://agm.issuerdirect.com/gmgi (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting (and any such postponement(s) or adjournment(s)). I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/GMGI
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF GOLDEN MATRIX GROUP, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 9

Proposal 1	FOR	AGAINST	ABSTAIN

To approve, for the purposes of Nasdaq Listing Rules 5635(a) and (b), the terms of, and the issuance of shares of common stock in connection with, that certain Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 (as amended to date and as further amended from time to time, the “Purchase Agreement”), as described in greater detail in the Proxy Statement.

	☐		☐
☐
			☐	CONTROL ID:
REQUEST ID:

Proposal 2		FOR	AGAINST	ABSTAIN

Approval of a non-binding, advisory basis, on the compensation that may be paid or become payable to certain of Golden Matrix’s named executive officers prior to, or after, the closing of the Purchase Agreement (the “Purchase Agreement Proposal”).

		☐	☐	☐

Proposal 3		FOR	AGAINST	ABSTAIN

Approval, for the purposes of complying with the applicable listing rules of Nasdaq, or  the issuance of more than 20% of the Company’s issued and outstanding common stock in certain offerings following the Special Meeting, as described in greater detail in the Proxy Statement (the “Nasdaq Proposal”).

		☐	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN

Approval of the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to remove the provisions thereof providing for a three class, classified Board of Directors of the Company.

		☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	Approval of the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to opt out of Nevada Revised Statutes Sections 78.378 to 78.3793.	☐	☐	☐

Proposal 6		FOR	AGAINST	ABSTAIN

Approval of the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to amend Article VI thereof to (a) remove the Board of Directors’ exclusive right to make, amend, alter, or repeal the bylaws of the Company; and (b) provide that nothing in the Amended and Restated Articles of Incorporation shall deny the concurrent power of the stockholders (together with the directors) to adopt, alter, amend, restate, or repeal the Bylaws of the Company.

		☐	☐	☐

Proposal 7		FOR	AGAINST	ABSTAIN

Approval of the adoption of a Certificate of Amendment to amend the Company’s Amended and Restated Articles of Incorporation to increase the Company’s authorized number of shares of common stock from two hundred and fifty million (250,000,000) shares to three hundred million (300,000,000) shares

Proposal 8		FOR	AGAINST	ABSTAIN
	Approval of the adoption of the Golden Matrix Group, Inc. 2024 Equity Incentive Plan.	☐	☐	☐

Proposal 9		FOR	AGAINST	ABSTAIN

Approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Purchase Agreement Proposal or Nasdaq Proposal.

		☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” each of Proposals 1 through 9.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)